UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 06/30/19

Item 1. Reports to Stockholders.

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. American Franchise Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIAMFR-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	22.75%
Series II Shares	22.62
S&P 500 Index▼ (Broad Market Index)	18.54
Russell 1000 Growth Index■ (Style-Specific Index)	21.49
Lipper VUF Large-Cap Growth Funds Index♦ (Peer Group Index)	21.33
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
     The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (7/3/95)	9.62%
10 Years	15.26
5 Years	10.93
1 Year	7.32
Series II Shares
Inception (9/18/00)	2.58%
10 Years	14.97
5 Years	10.66
1 Year	7.07
Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, rein-
vested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.88% and 1.13%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot pur-
chase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–100.12%
Aerospace & Defense–3.28%
Airbus S.E. (France)	65,131	$ 9,235,245
Boeing Co. (The)	6,841	2,490,192
L3Harris Technologies, Inc.(b)	32,476	6,142,186
Lockheed Martin Corp.	6,850	2,490,249
		20,357,872
Agricultural & Farm Machinery–0.59%
Deere & Co.	22,151	3,670,642
Application Software–4.09%
Adobe, Inc.(b)	27,377	8,066,633
salesforce.com, inc.(b)	113,899	17,281,895
		25,348,528
Asset Management & Custody Banks–1.11%
Apollo Global Management LLC, Class A	54,386	1,865,440
KKR & Co., Inc., Class A	140,263	3,544,446
Legg Mason, Inc.	38,753	1,483,465
		6,893,351
Biotechnology–0.43%
Alexion Pharmaceuticals, Inc.(b)	5,039	660,008
Alnylam Pharmaceuticals, Inc.(b)	17,139	1,243,606
Bluebird Bio, Inc.(b)	1,833	233,158
Moderna, Inc.(b)	9,971	145,975
Sage Therapeutics, Inc.(b)	2,188	400,601
		2,683,348
Commodity Chemicals–0.50%
LyondellBasell Industries N.V., Class A	36,332	3,129,275
Consumer Electronics–1.10%
Sony Corp. (Japan)	129,900	6,787,137
Data Processing & Outsourced Services–8.88%
First Data Corp., Class A(b)	125,292	3,391,654
Mastercard, Inc., Class A	56,949	15,064,719
PayPal Holdings, Inc.(b)	102,812	11,767,862
Visa, Inc., Class A	142,928	24,805,154
		55,029,389
Distillers & Vintners–0.68%
Constellation Brands, Inc., Class A	21,432	4,220,818
Diversified Support Services–1.40%
Cintas Corp.	36,455	8,650,407
Environmental & Facilities Services–1.52%
Republic Services, Inc.	28,601	2,477,991
Waste Management, Inc.	60,416	6,970,194
		9,448,185
Shares		Value
Financial Exchanges & Data–2.00%
London Stock Exchange Group PLC (United Kingdom)	74,993	$ 5,225,032
S&P Global, Inc.	31,379	7,147,823
		12,372,855
Health Care Equipment–4.76%
Abbott Laboratories	78,221	6,578,386
Boston Scientific Corp.(b)	135,118	5,807,372
Intuitive Surgical, Inc.(b)	10,905	5,720,218
Stryker Corp.	15,092	3,102,613
Teleflex, Inc.	24,976	8,270,802
		29,479,391
Home Improvement Retail–3.78%
Home Depot, Inc. (The)	14,976	3,114,559
Lowe’s Cos., Inc.	200,998	20,282,708
		23,397,267
Hotels, Resorts & Cruise Lines–2.68%
Norwegian Cruise Line Holdings Ltd.(b)	58,869	3,157,144
Royal Caribbean Cruises Ltd.	111,080	13,464,007
		16,621,151
Industrial Conglomerates–0.40%
Roper Technologies, Inc.	6,753	2,473,354
Industrial Gases–0.74%
Air Products and Chemicals, Inc.	20,220	4,577,201
Industrial Machinery–0.34%
Stanley Black & Decker, Inc.	14,387	2,080,504
Interactive Home Entertainment–6.51%
Activision Blizzard, Inc.	273,367	12,902,922
Electronic Arts, Inc.(b)	71,442	7,234,217
Nintendo Co., Ltd. (Japan)	45,400	16,690,404
Take-Two Interactive Software, Inc.(b)	30,928	3,511,256
		40,338,799
Interactive Media & Services–10.72%
Alphabet, Inc., Class A(b)	30,743	33,288,520
Facebook, Inc., Class A(b)	171,906	33,177,858
		66,466,378
Internet & Direct Marketing Retail–12.66%
Alibaba Group Holding Ltd., ADR (China)(b)	101,445	17,189,855
Amazon.com, Inc.(b)	29,454	55,774,978
Booking Holdings, Inc.(b)	2,939	5,509,773
		78,474,606
Investment Banking & Brokerage–0.48%
Goldman Sachs Group, Inc. (The)	14,646	2,996,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Franchise Fund

Shares		Value
Life Sciences Tools & Services–4.94%
Avantor, Inc.(b)	106,715	$ 2,037,189
Illumina, Inc.(b)	34,919	12,855,430
IQVIA Holdings, Inc.(b)	46,655	7,506,790
Thermo Fisher Scientific, Inc.	27,900	8,193,672
		30,593,081
Managed Health Care–2.24%
Anthem, Inc.	10,997	3,103,464
UnitedHealth Group, Inc.	44,233	10,793,294
		13,896,758
Movies & Entertainment–1.93%
Netflix, Inc.(b)	25,071	9,209,080
Vivendi S.A. (France)	99,975	2,755,487
		11,964,567
Oil & Gas Exploration & Production–0.11%
Noble Energy, Inc.	30,994	694,266
Oil & Gas Refining & Marketing–1.45%
Marathon Petroleum Corp.	160,973	8,995,171
Packaged Foods & Meats–1.29%
Tyson Foods, Inc., Class A	98,730	7,971,460
Pharmaceuticals–1.60%
Zoetis, Inc.	87,528	9,933,553
Railroads–1.25%
Canadian Pacific Railway Ltd. (Canada)(c)	14,559	3,424,859
Union Pacific Corp.	25,418	4,298,438
		7,723,297
Semiconductor Equipment–1.96%
Applied Materials, Inc.	138,539	6,221,787
ASML Holding N.V., New York Shares (Netherlands)	28,367	5,898,350
		12,120,137
Semiconductors–2.13%
Broadcom, Inc.	10,659	3,068,300
NVIDIA Corp.	18,329	3,010,171
QUALCOMM, Inc.	93,782	7,133,997
		13,212,468
Shares		Value
Specialty Chemicals–0.55%
Sherwin-Williams Co. (The)	7,400	$ 3,391,346
Systems Software–6.81%
Microsoft Corp.	212,888	28,518,477
Palo Alto Networks, Inc.(b)	38,587	7,862,487
ServiceNow, Inc.(b)	21,290	5,845,595
		42,226,559
Technology Hardware, Storage & Peripherals–2.26%
Apple, Inc.	70,899	14,032,330
Tobacco–2.02%
Altria Group, Inc.	29,599	1,401,512
Philip Morris International, Inc.	141,256	11,092,834
		12,494,346
Trucking–0.93%
Lyft, Inc., Class A(b)(c)	49,984	3,284,449
Uber Technologies, Inc.(b)	53,224	2,468,529
		5,752,978
Total Common Stocks & Other Equity Interests (Cost $333,554,528)		620,499,347
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $333,554,528)		620,499,347
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.93%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)(e)	4,325,807	4,325,807
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)(e)	1,441,359	1,441,936
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,767,694)		5,767,743
TOTAL INVESTMENTS IN SECURITIES–101.05% (Cost $339,322,222)		626,267,090
OTHER ASSETS LESS LIABILITIES–(1.05)%		(6,503,447)
NET ASSETS–100.00%		$ 619,763,643
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2019.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Franchise Fund

Portfolio Composition
By sector, based on Total Investments
as of June 30, 2019
Information Technology	25.87%
Consumer Discretionary	20.00
Communication Services	18.96
Health Care	13.83
Industrials	9.60
Consumer Staples	3.94
Financials	3.56
Security types each less than 2% portfolio	4.24
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $333,554,528)*	$620,499,347
Investments in affiliated money market funds, at value (Cost $5,767,694)	5,767,743
Cash	971,744
Foreign currencies, at value (Cost $257,735)	257,740
Receivable for:
Fund shares sold	3,933
Dividends	398,542
Investments sold	3,983,260
Investment for trustee deferred compensation and retirement plans	350,285
Total assets	632,232,594
Liabilities:
Payable for:
Investments purchased	5,339,554
Fund shares reacquired	614,008
Collateral upon return of securities loaned	5,767,694
Accrued fees to affiliates	335,974
Accrued trustees’ and officers’ fees and benefits	599
Accrued other operating expenses	38,501
Trustee deferred compensation and retirement plans	372,621
Total liabilities	12,468,951
Net assets applicable to shares outstanding	$ 619,763,643
Net assets consist of:
Shares of beneficial interest	$ 226,948,045
Distributable earnings	392,815,598
$ 619,763,643
Net Assets:
Series I	$ 467,609,990
Series II	$ 152,153,653
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,665,607
Series II	2,260,300
Series I:
Net asset value per share	$ 70.15
Series II:
Net asset value per share	$ 67.32

*	At June 30, 2019, securities with an aggregate value of $5,645,375 were on loan to brokers.
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $72,608)	$ 3,161,695
Dividends from affiliated money market funds (includes securities lending income of $19,057)	51,453
Total investment income	3,213,148
Expenses:
Advisory fees	2,013,872
Administrative services fees	488,444
Custodian fees	8,941
Distribution fees - Series II	183,963
Transfer agent fees	32,401
Trustees’ and officers’ fees and benefits	15,785
Reports to shareholders	3,409
Professional services fees	18,789
Other	5,347
Total expenses	2,770,951
Less: Fees waived	(1,935)
Net expenses	2,769,016
Net investment income	444,132
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	26,747,108
Foreign currencies	(4,296)
26,742,812
Change in net unrealized appreciation (depreciation) of:
Investment securities	92,803,604
Foreign currencies	(173)
92,803,431
Net realized and unrealized gain	119,546,243
Net increase in net assets resulting from operations	$119,990,375
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income (loss)	$ 444,132	$ (419,319)
Net realized gain	26,742,812	85,166,075
Change in net unrealized appreciation (depreciation)	92,803,431	(97,421,166)
Net increase (decrease) in net assets resulting from operations	119,990,375	(12,674,410)
Distributions to shareholders from distributable earnings:
Series I	—	(29,906,066)
Series II	—	(10,129,348)
Total distributions from distributable earnings	—	(40,035,414)
Share transactions–net:
Series I	(28,056,306)	(46,845,225)
Series II	(10,577,808)	(24,264,904)
Net increase (decrease) in net assets resulting from share transactions	(38,634,114)	(71,110,129)
Net increase (decrease) in net assets	81,356,261	(123,819,953)
Net assets:
Beginning of period	538,407,382	662,227,335
End of period	$ 619,763,643	$ 538,407,382
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Franchise Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 57.15	$ 0.07	$12.93	$13.00	$ —	$ —	$ —	$ 70.15	22.75%	$ 467,610	0.87% (d)	0.87% (d)	0.21% (d)	22%
Year ended 12/31/18	62.97	(0.00)	(1.50)	(1.50)	—	(4.32)	(4.32)	57.15	(3.62)	405,192	0.88	0.88	(0.00)	42
Year ended 12/31/17	53.58	(0.04)	14.50	14.46	(0.05)	(5.02)	(5.07)	62.97	27.34	491,271	0.89	0.89	(0.06)	45
Year ended 12/31/16	57.30	0.07	1.33	1.40	—	(5.12)	(5.12)	53.58	2.27	420,824	0.93	0.93	0.12	59
Year ended 12/31/15	54.88	(0.03)	2.76	2.73	—	(0.31)	(0.31)	57.30	5.01	479,298	0.96	0.96	(0.05)	68
Year ended 12/31/14	50.63	(0.09)	4.36	4.27	(0.02)	—	(0.02)	54.88	8.44	541,929	0.92	0.95	(0.17)	64
Series II
Six months ended 06/30/19	54.90	(0.01)	12.43	12.42	—	—	—	67.32	22.62	152,154	1.12 (d)	1.12 (d)	(0.04) (d)	22
Year ended 12/31/18	60.79	(0.16)	(1.41)	(1.57)	—	(4.32)	(4.32)	54.90	(3.88)	133,216	1.13	1.13	(0.25)	42
Year ended 12/31/17	51.95	(0.19)	14.05	13.86	—	(5.02)	(5.02)	60.79	27.03	170,956	1.14	1.14	(0.31)	45
Year ended 12/31/16	55.85	(0.06)	1.28	1.22	—	(5.12)	(5.12)	51.95	2.00	151,599	1.18	1.18	(0.13)	59
Year ended 12/31/15	53.63	(0.16)	2.69	2.53	—	(0.31)	(0.31)	55.85	4.75	175,919	1.21	1.21	(0.30)	68
Year ended 12/31/14	49.58	(0.22)	4.27	4.05	—	—	—	53.63	8.17	199,141	1.17	1.20	(0.42)	64

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $452,171 and $148,390 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Franchise Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital growth.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. American Franchise Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the
Invesco V.I. American Franchise Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.68%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020.
Invesco V.I. American Franchise Fund

During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $1,935.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $42,042 for accounting and fund administrative services and was reimbursed $446,402 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $1,318 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 579,806,042	$40,693,305	$—	$620,499,347
Money Market Funds	5,767,743	—	—	5,767,743
Total Investments	$585,573,785	$40,693,305	$—	$ 626,267,090
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six-month period ended June 30, 2019, the Fund engaged in securities purchases of $1,897,310.
Invesco V.I. American Franchise Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $128,219,373 and $158,435,828, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 286,952,634
Aggregate unrealized (depreciation) of investments	(3,294,351)
Net unrealized appreciation of investments	$283,658,283
Cost of investments for tax purposes is $342,608,807.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	135,168	$ 8,760,276	309,111	$ 20,899,475
Series II	67,983	4,232,422	172,561	11,056,980
Issued as reinvestment of dividends:
Series I	—	—	428,393	29,906,066
Series II	—	—	150,914	10,129,348
Invesco V.I. American Franchise Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(560,076)	(36,816,582)	(1,448,513)	(97,650,766)
Series II	(234,091)	(14,810,230)	(709,185)	(45,451,232)
Net increase (decrease) in share activity	(591,016)	$ (38,634,114)	(1,096,719)	$(71,110,129)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period
Series I	$1,000.00	$ 1,227.50	$4.80	$1,020.48	$4.36	0.87%
Series II	1,000.00	1,226.20	6.18	1,019.24	5.61	1.12

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. American Franchise Fund

Invesco V.I. American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Growth Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s security selection in and underweight and overweight exposure to certain sectors detracted from the Fund’s performance.

Invesco V.I. American Franchise Fund

The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’

or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. American Franchise Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. American Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIAMVA-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	16.23%
Series II Shares	16.05
S&P 500 Index▼ (Broad Market Index)	18.54
Russell Midcap Value Index■ (Style-Specific Index)	18.02
Lipper VUF Mid-Cap Value Funds Index♦ (Peer Group Index)	16.27
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (1/2/97)	9.26%
10 Years	12.40
5 Years	3.62
1 Year	–3.51
Series II Shares
Inception (5/5/03)	9.63%
10 Years	12.17
5 Years	3.36
1 Year	–3.80
Effective June 1, 2010, Class I and Class II shares of the predecessor fund, The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, rein-
vested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot pur-
chase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.92%
Aerospace & Defense–2.48%
Textron, Inc.	130,971	$ 6,946,702
Apparel, Accessories & Luxury Goods–2.08%
Tapestry, Inc.	183,747	5,830,292
Automotive Retail–1.52%
Advance Auto Parts, Inc.	27,619	4,257,193
Biotechnology–1.10%
Myriad Genetics, Inc.(b)	110,836	3,079,024
Building Products–2.56%
Johnson Controls International PLC	173,659	7,173,853
Communications Equipment–1.82%
Ciena Corp.(b)	123,682	5,087,041
Consumer Finance–2.00%
Santander Consumer USA Holdings, Inc.	234,355	5,615,146
Copper–1.70%
Freeport-McMoRan, Inc.	411,293	4,775,112
Distributors–1.78%
LKQ Corp.(b)	187,090	4,978,465
Diversified Chemicals–2.00%
Eastman Chemical Co.	72,199	5,619,248
Diversified REITs–2.56%
Liberty Property Trust	143,152	7,163,326
Electric Utilities–4.37%
Evergy, Inc.	77,911	4,686,347
FirstEnergy Corp.	176,632	7,561,616
		12,247,963
Electronic Equipment & Instruments–2.71%
Keysight Technologies, Inc.(b)	84,547	7,593,166
Food Distributors–0.88%
Performance Food Group Co.(b)	61,787	2,473,334
Food Retail–1.70%
Kroger Co. (The)	219,474	4,764,780
Health Care Facilities–2.60%
Encompass Health Corp.	115,124	7,294,257
Health Care Services–2.22%
DaVita, Inc.(b)	110,716	6,228,882
Hotels, Resorts & Cruise Lines–6.00%
Norwegian Cruise Line Holdings Ltd.(b)	101,233	5,429,126
Shares		Value
Hotels, Resorts & Cruise Lines–(continued)
Royal Caribbean Cruises Ltd.	47,417	$ 5,747,415
Wyndham Hotels & Resorts, Inc.	100,991	5,629,238
		16,805,779
Industrial Machinery–2.00%
Kennametal, Inc.	151,365	5,598,991
Insurance Brokers–6.05%
Arthur J. Gallagher & Co.	96,241	8,429,749
Willis Towers Watson PLC	44,527	8,528,702
		16,958,451
Interactive Home Entertainment–1.88%
Take-Two Interactive Software, Inc.(b)	46,474	5,276,193
Investment Banking & Brokerage–2.08%
Stifel Financial Corp.	98,865	5,838,967
IT Consulting & Other Services–1.88%
DXC Technology Co.	95,685	5,277,028
Life & Health Insurance–1.97%
Athene Holding Ltd., Class A(b)	128,470	5,531,918
Managed Health Care–2.87%
Centene Corp.(b)	153,238	8,035,801
Marine–2.11%
Kirby Corp.(b)	74,748	5,905,092
Office REITs–2.27%
Hudson Pacific Properties, Inc.	191,616	6,375,064
Oil & Gas Equipment & Services–2.05%
TechnipFMC PLC (United Kingdom)	221,799	5,753,466
Oil & Gas Exploration & Production–5.31%
Devon Energy Corp.	173,489	4,947,906
Marathon Oil Corp.	343,083	4,875,209
Noble Energy, Inc.	225,482	5,050,797
		14,873,912
Other Diversified Financial Services–2.61%
Voya Financial, Inc.	132,393	7,321,333
Regional Banks–11.08%
Chemical Financial Corp.	130,438	5,362,306
Comerica, Inc.	84,025	6,103,576
KeyCorp	367,932	6,530,793
Wintrust Financial Corp.	76,627	5,606,031
Zions Bancorp. N.A.	161,912	7,444,714
		31,047,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Value Fund

Shares		Value
Semiconductor Equipment–2.15%
KLA-Tencor Corp.	50,987	$ 6,026,663
Specialized REIT–1.65%
Life Storage, Inc.	48,735	4,633,724
Specialty Chemicals–2.41%
W.R. Grace & Co.	88,905	6,766,560
Systems Software–1.76%
Teradata Corp.(b)	137,778	4,939,341
Trucking–2.71%
Knight-Swift Transportation Holdings, Inc.	231,729	7,609,980
Total Common Stocks & Other Equity Interests (Cost $230,046,372)		271,703,467
Shares		Value
Money Market Funds–2.71%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	2,652,296	$ 2,652,296
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	1,894,171	1,894,929
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	3,031,195	3,031,195
Total Money Market Funds (Cost $7,578,194)		7,578,420
TOTAL INVESTMENTS IN SECURITIES–99.63% (Cost $237,624,566)		279,281,887
OTHER ASSETS LESS LIABILITIES–0.37%		1,047,034
NET ASSETS–100.00%		$280,328,921
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Financials	25.79%
Industrials	11.86
Consumer Discretionary	11.38
Information Technology	10.32
Health Care	8.79
Energy	7.36
Real Estate	6.48
Materials	6.11
Utilities	4.37
Consumer Staples	2.58
Communication Services	1.88
Money Market Funds Plus Other Assets Less Liabilities	3.08
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Value Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $230,046,372)	$ 271,703,467
Investments in affiliated money market funds, at value (Cost $7,578,194)	7,578,420
Cash	1,275
Receivable for:
Dividends	405,984
Fund shares sold	1,042,053
Investment for trustee deferred compensation and retirement plans	58,717
Total assets	280,789,916
Liabilities:
Payable for:
Fund shares reacquired	123,872
Accrued fees to affiliates	238,323
Accrued trustees’ and officers’ fees and benefits	479
Accrued other operating expenses	31,633
Trustee deferred compensation and retirement plans	66,688
Total liabilities	460,995
Net assets applicable to shares outstanding	$280,328,921
Net assets consist of:
Shares of beneficial interest	$ 220,066,917
Distributable earnings	60,262,004
$280,328,921
Net Assets:
Series I	$ 82,991,208
Series II	$197,337,713
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,151,731
Series II	12,399,843
Series I:
Net asset value per share	$ 16.11
Series II:
Net asset value per share	$ 15.91
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Total investment income	2,447,268
Expenses:
Advisory fees	1,016,503
Administrative services fees	231,491
Custodian fees	2,252
Distribution fees - Series II	247,791
Transfer agent fees	9,702
Trustees’ and officers’ fees and benefits	13,485
Reports to shareholders	4,484
Professional services fees	20,046
Other	2,811
Total expenses	1,548,565
Less: Fees waived	(3,751)
Net expenses	1,544,814
Net investment income	902,454
Realized and unrealized gain (loss) from:
Net realized gain (loss) from Investment securities	(1,134,212)
Change in net unrealized appreciation of Investment securities	38,194,936
Net realized and unrealized gain	37,060,724
Net increase in net assets resulting from operations	$37,963,178
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Value Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 902,454	$ 1,196,936
Net realized gain (loss)	(1,134,212)	23,028,494
Change in net unrealized appreciation (depreciation)	38,194,936	(59,304,127)
Net increase (decrease) in net assets resulting from operations	37,963,178	(35,078,697)
Distributions to shareholders from distributable earnings:
Series I	—	(13,858,867)
Series II	—	(33,748,480)
Total distributions from distributable earnings	—	(47,607,347)
Share transactions–net:
Series I	(6,979,599)	(2,498,966)
Series II	2,819,227	(67,396,523)
Net increase (decrease) in net assets resulting from share transactions	(4,160,372)	(69,895,489)
Net increase (decrease) in net assets	33,802,806	(152,581,533)
Net assets:
Beginning of period	246,526,115	399,107,648
End of period	$280,328,921	$ 246,526,115
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Value Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$13.86	$0.06	$ 2.19	$ 2.25	$ —	$ —	$ —	$ 16.11	16.23%	$ 82,991	0.92% (d)	0.92% (d)	0.81% (d)	34%
Year ended 12/31/18	18.38	0.10	(1.87)	(1.77)	(0.09)	(2.66)	(2.75)	13.86	(12.65)	77,491	0.93	0.93	0.52	39
Year ended 12/31/17	17.06	0.08	1.59	1.67	(0.14)	(0.21)	(0.35)	18.38	9.96	104,510	0.94	0.94	0.48	56
Year ended 12/31/16	15.69	0.13	2.23	2.36	(0.06)	(0.93)	(0.99)	17.06	15.49	116,762	0.97	0.97	0.84	50
Year ended 12/31/15	19.92	0.06	(1.82)	(1.76)	(0.06)	(2.41)	(2.47)	15.69	(9.13)	125,686	0.99	0.99	0.33	26
Year ended 12/31/14	19.89	0.07	1.78	1.85	(0.10)	(1.72)	(1.82)	19.92	9.75	152,938	0.99	1.00	0.32	48
Series II
Six months ended 06/30/19	13.71	0.04	2.16	2.20	—	—	—	15.91	16.05	197,338	1.17 (d)	1.17 (d)	0.56 (d)	34
Year ended 12/31/18	18.19	0.05	(1.83)	(1.78)	(0.04)	(2.66)	(2.70)	13.71	(12.82)	169,036	1.18	1.18	0.27	39
Year ended 12/31/17	16.90	0.04	1.56	1.60	(0.10)	(0.21)	(0.31)	18.19	9.62	294,598	1.19	1.19	0.23	56
Year ended 12/31/16	15.55	0.09	2.21	2.30	(0.02)	(0.93)	(0.95)	16.90	15.22	284,043	1.22	1.22	0.59	50
Year ended 12/31/15	19.75	0.02	(1.80)	(1.78)	(0.01)	(2.41)	(2.42)	15.55	(9.36)	210,354	1.24	1.24	0.08	26
Year ended 12/31/14	19.73	0.01	1.77	1.78	(0.04)	(1.72)	(1.76)	19.75	9.48	270,908	1.24	1.25	0.07	48

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $84,827 and $199,875 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. American Value Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. American Value Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Invesco V.I. American Value Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.72%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $3,751.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $19,934 for accounting and fund administrative services and was reimbursed $211,557 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $7,190 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Invesco V.I. American Value Fund

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $93,332,424 and $97,646,496, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 50,740,150
Aggregate unrealized (depreciation) of investments	(12,481,992)
Net unrealized appreciation of investments	$ 38,258,158
Cost of investments for tax purposes is $241,023,729.
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	79,215	$ 1,228,276	237,067	$ 3,989,332
Series II	2,975,843	47,477,516	1,290,855	23,139,466
Invesco V.I. American Value Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Series I	—	—	796,944	13,858,867
Series II	—	—	1,959,842	33,748,480
Reacquired:
Series I	(516,484)	(8,207,875)	(1,132,589)	(20,347,165)
Series II	(2,901,813)	(44,658,289)	(7,116,736)	(124,284,469)
Net increase (decrease) in share activity	(363,239)	$ (4,160,372)	(3,964,617)	$ (69,895,489)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,162.30	$4.93	$1,020.23	$4.61	0.92%
Series II	1,000.00	1,160.50	6.27	1,018.99	5.86	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. American Value Fund

Invesco V.I. American Value Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. American Value Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s overweight and

Invesco V.I. American Value Fund

underweight exposure to certain defensive sectors and stock selection in various sectors detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. American Value Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Balanced-Risk Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIIBRA-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	10.77%
Series II Shares	10.60
MSCI World Index▼ (Broad Market Index)	16.98
Custom Invesco V.I. Balanced-Risk Allocation Index■ (Style-Specific Index)	12.60
Lipper VUF Absolute Return Funds Classification Average♦ (Peer Group)	4.11
Source(s): ▼RIMES Technologies Corp.; ■ Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; ♦ Lipper Inc.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of the MSCI World Index and Bloomberg Barclays U.S. Aggregate Bond Index. Prior to May 2, 2011, the index comprised the MSCI World Index, the J.P. Morgan GBI Global Index and FTSE U.S. 3-Month Treasury Bill Index.
    The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds classification.
     The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment-grade, fixed-rate bond market.
    The J.P. Morgan GBI Global Index tracks the performance of fixed-rate issuances from high-income, developed market countries.
    The FTSE U.S. 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (1/23/09)	8.20%
10 Years	7.51
5 Years	3.94
1 Year	3.89
Series II Shares
Inception (1/23/09)	7.92%
10 Years	7.24
5 Years	3.69
1 Year	3.64
The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most re-
cent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.26% and 1.51%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Invesco V.I. Balanced-Risk Allocation Fund

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.16%.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.
3	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments
June 30, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–11.51%(a)
U.S. Treasury Bills–11.51%
U.S. Treasury Bills	2.59%	07/11/2019	$ 46,000	$ 45,968,554
U.S. Treasury Bills (b)	2.38%	11/07/2019	13,000	12,904,621
U.S. Treasury Bills (b)	2.17%	11/29/2019	48,000	47,587,468
U.S. Treasury Bills	1.52%	12/05/2019	13,200	13,083,859
Total U.S. Treasury Securities (Cost $119,493,693)				119,544,502
		Expiration Date
Commodity-Linked Securities–1.90%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2)(c)		08/23/2019	8,540	7,381,873
Cargill, Inc., Commodity-Linked Notes, one mo. USD LIBOR minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(c)		03/20/2020	12,950	12,363,811
Total Commodity-Linked Securities (Cost $21,490,000)				19,745,684
			Shares
Money Market Funds–86.38%(d)
Invesco Government & Agency Portfolio, Institutional Class, 2.26%			310,606,811	310,606,811
Invesco Government Money Market Fund, Cash Reserve Shares, 1.88%			28,755,279	28,755,279
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 2.25%			98,777,767	98,777,767
Invesco Treasury Obligations Portfolio, Institutional Class, 2.17%			171,324,067	171,324,067
Invesco Treasury Portfolio, Institutional Class, 2.22%			191,494,007	191,494,007
Invesco V.I. Government Money Market Fund, Series I, 2.06%			16,640,310	16,640,310
STIC (Global Series) PLC-U.S. Dollar Liquidity Portfolio, Institutional Class (Ireland), 2.42%			79,878,249	79,878,249
Total Money Market Funds (Cost $897,476,490)				897,476,490
TOTAL INVESTMENTS IN SECURITIES–99.79% (Cost $1,038,460,183)				1,036,766,676
OTHER ASSETS LESS LIABILITIES–0.21%				2,169,462
NET ASSETS–100.00%				$ 1,038,936,138
Investment Abbreviations:
EMTN	– European Medium-Term Notes
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar
Notes to Consolidated Schedule of Investments:
(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for futures contracts. See Note 1L.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $19,745,684, which represented 1.90% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude	297	August-2019	$ 19,111,950	$ 1,110,212	$ 1,110,212
Gasoline Reformulated Blendstock Oxygenate Blending	284	July-2019	22,622,645	1,820,274	1,820,274
New York Harbor Ultra-Low Sulfur Diesel	60	November-2019	4,942,980	242,591	242,591
Silver	206	September-2019	15,801,230	(75,724)	(75,724)
WTI Crude	169	December-2019	9,752,990	699,506	699,506
Subtotal				3,796,859	3,796,859
Equity Risk
E-Mini Russell 2000 Index	585	September-2019	45,837,675	990,502	990,502
E-Mini S&P 500 Index	350	September-2019	51,523,500	994,896	994,896
EURO STOXX 50 Index	1,625	September-2019	64,044,324	1,799,350	1,799,350
FTSE 100 Index	805	September-2019	75,333,965	594,868	594,868
Hang Seng Index	273	July-2019	49,809,036	521,425	521,425
Tokyo Stock Price Index	568	September-2019	81,711,079	726,845	726,845
Subtotal				5,627,886	5,627,886
Interest Rate Risk
Australia 10 Year Bonds	2,720	September-2019	274,310,835	2,433,249	2,433,249
Canada 10 Year Bonds	2,314	September-2019	252,560,055	2,761,747	2,761,747
Long Gilt	762	September-2019	126,091,490	1,174,131	1,174,131
U.S. Treasury Long Bonds	717	September-2019	111,560,719	3,479,417	3,479,417
Subtotal				9,848,544	9,848,544
Total Futures Contracts				$19,273,289	$19,273,289

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	23,700	October—2019	$11,083,258	$—	$ 288,019	$ 288,019
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	267,000	April—2020	19,498,503	—	396,415	396,415
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	37,600	February—2020	26,259,776	—	0	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	5,950	January—2020	5,592,725	—	0	0
Goldman Sachs International	Receive	Goldman Sachs Commodity Strategy 1103	0.40	Monthly	362,000	February—2020	25,896,311	—	369,296	369,296
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	20,500	April—2020	5,067,489	—	129,880	129,880
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	111,700	June—2020	19,269,691	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	53,000	November—2019	2,181,077	—	0	0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	76,500	October—2019	6,582,618	—	148,466	148,466
Subtotal — Appreciation								—	1,332,076	1,332,076
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1737 Excess Return Index	0.45%	Monthly	24,000	February—2020	$5,665,502	$—	$ (83,451)	$ (83,451)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	140,000	October—2019	15,459,794	—	(49,056)	(49,056)
Subtotal — Depreciation								—	(132,507)	(132,507)
Total — Total Return Swap Agreements								$—	$1,199,569	$1,199,569

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $5,694,596.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Custom 7 Agriculture
Commodity Index
	Long Futures Contracts
	Coffee ‘C’	4.46%
	Corn	4.59
	Cotton No. 2	19.85
	Lean Hogs	0.63
	Live Cattle	3.22
	Soybean Meal	19.16
	Soybean Oil	4.73
	Soybeans	18.83
	Sugar No. 11	19.54
	Wheat	4.99
	Total	100.00%
Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts
	Coffee ’C’	4.46%
	Corn	4.59
	Cotton No. 2	19.85
	Lean Hogs	0.63
	Live Cattle	3.22
	Soybean Meal	19.16
	Soybean Oil	4.73
	Soybeans	18.83
	Sugar No.11	19.54
	Wheat	4.99
	Total	100.00%
Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%
Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Gold	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Single Commodity Index Excess Return
	Long Futures Contracts
	Copper	100.00%
Goldman Sachs Commodity Strategy 1103
	Long Futures Contracts
	Coffee ’C’	4.46%
	Corn	4.59
	Cotton No. 2	19.85
	Lean Hogs	0.63
	Live Cattle	3.22
	Soybean Meal	19.16
	Soybean Oil	4.73
	Soybeans	18.83
	Sugar No. 11	19.54
	Wheat	4.99
	Total	100.00%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%
Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%
S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%
Barclays Commodity Strategy 1737 Excess Return Index
	Long Futures Contracts
	Coffee ’C’	4.46%
	Corn	4.59
	Cotton No. 2	19.85
	Lean Hogs	0.63
	Live Cattle	3.22
	Soybean Meal	19.16
	Soybean Oil	4.73
	Soybeans	18.83
	Sugar No. 11	19.54
	Wheat	4.99
	Total	100.00%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Target Risk Allocation and Notional Asset Weights as of June 30, 2019
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	31.74%	34.32%
Fixed Income	50.00	73.57
Commodities	18.26	24.56
*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $140,983,693)	$ 139,290,186
Investments in affiliated money market funds, at value (Cost $897,476,490)	897,476,490
Other investments:
Variation margin receivable — futures contracts	1,223,685
Swaps receivable — OTC	1,304,595
Unrealized appreciation on swap agreements — OTC	1,332,076
Deposits with brokers:
Cash collateral — OTC Derivatives	5,694,596
Foreign currencies, at value (Cost $1,438)	1,409
Receivable for:
Fund shares sold	44,355
Dividends	1,612,291
Investment for trustee deferred compensation and retirement plans	104,510
Other assets	420
Total assets	1,048,084,613
Liabilities:
Other investments:
Swaps payable — OTC	170,704
Unrealized depreciation on swap agreements—OTC	132,507
Payable for:
Fund shares reacquired	555,488
Amount due custodian	7,117,380
Accrued fees to affiliates	994,354
Accrued trustees’ and officers’ fees and benefits	728
Accrued other operating expenses	60,884
Trustee deferred compensation and retirement plans	116,430
Total liabilities	9,148,475
Net assets applicable to shares outstanding	$ 1,038,936,138
Net assets consist of:
Shares of beneficial interest	$ 966,793,072
Distributable earnings	72,143,066
$ 1,038,936,138
Net Assets:
Series I	$ 42,790,551
Series II	$ 996,145,587
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,079,770
Series II	96,415,808
Series I:
Net asset value per share	$ 10.49
Series II:
Net asset value per share	$ 10.33
Consolidated Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends from affiliated money market funds	$ 10,037,183
Interest	1,342,969
Total investment income	11,380,152
Expenses:
Advisory fees	4,713,246
Administrative services fees	842,552
Custodian fees	27,002
Distribution fees - Series II	1,232,998
Transfer agent fees	12,000
Trustees’ and officers’ fees and benefits	19,261
Reports to shareholders	5,349
Professional services fees	38,756
Other	7,280
Total expenses	6,898,444
Less: Fees waived	(2,350,492)
Net expenses	4,547,952
Net investment income	6,832,200
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,217,982)
Foreign currencies	548
Futures contracts	78,422,581
Swap agreements	(3,516,662)
73,688,485
Change in net unrealized appreciation (depreciation) of:
Investment securities	648,454
Foreign currencies	(169,408)
Futures contracts	18,232,247
Swap agreements	5,234,454
23,945,747
Net realized and unrealized gain	97,634,232
Net increase in net assets resulting from operations	$104,466,432
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 6,832,200	$ 8,716,217
Net realized gain (loss)	73,688,485	(62,901,126)
Change in net unrealized appreciation (depreciation)	23,945,747	(21,238,796)
Net increase (decrease) in net assets resulting from operations	104,466,432	(75,423,705)
Distributions to shareholders from distributable earnings:
Series I	—	(3,802,380)
Series II	—	(107,564,085)
Total distributions from distributable earnings	—	(111,366,465)
Return of capital:
Series I	—	(318,341)
Series II	—	(2,637,420)
Total return of capital	—	(2,955,761)
Share transactions–net:
Series I	1,240,881	4,812,203
Series II	(72,550,676)	(6,703,716)
Net increase (decrease) in net assets resulting from share transactions	(71,309,795)	(1,891,513)
Net increase (decrease) in net assets	33,156,637	(191,637,444)
Net assets:
Beginning of period	1,005,779,501	1,197,416,945
End of period	$ 1,038,936,138	$1,005,779,501
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 9.47	$ 0.08	$ 0.94	$ 1.02	$ —	$ -	$ —	$ —	$10.49	10.77%	$ 42,791	0.64% (d)(e)	1.10% (d)	1.57% (d)	61%
Year ended 12/31/18	11.31	0.11	(0.79)	(0.68)	(0.14)	(0.03)	(0.99)	(1.16)	9.47	(6.46)	37,450	0.65 (e)	1.10	1.03	199
Year ended 12/31/17	11.35	0.01	1.08	1.09	(0.48)	-	(0.65)	(1.13)	11.31	10.06	39,340	0.68 (e)	1.11	0.10	52
Year ended 12/31/16	10.20	(0.04)	1.24	1.20	(0.05)	-	—	(0.05)	11.35	11.74	34,714	0.67 (e)	1.12	(0.33)	120
Year ended 12/31/15	12.30	(0.07)	(0.44)	(0.51)	(0.52)	-	(1.07)	(1.59)	10.20	(4.10)	26,854	0.69	1.15	(0.61)	44
Year ended 12/31/14	12.30	(0.08)	0.80	0.72	—	-	(0.72)	(0.72)	12.30	5.91	11,397	0.69 (e)	1.11	(0.65)	60
Series II
Six months ended 06/30/19	9.34	0.07	0.92	0.99	—	-	—	—	10.33	10.60	996,146	0.89 (d)(e)	1.35 (d)	1.32 (d)	61
Year ended 12/31/18	11.17	0.08	(0.78)	(0.70)	(0.11)	(0.03)	(0.99)	(1.13)	9.34	(6.71)	968,329	0.90 (e)	1.35	0.78	199
Year ended 12/31/17	11.22	(0.02)	1.07	1.05	(0.45)	-	(0.65)	(1.10)	11.17	9.83	1,158,077	0.93 (e)	1.36	(0.15)	52
Year ended 12/31/16	10.08	(0.06)	1.22	1.16	(0.02)	-	—	(0.02)	11.22	11.51	1,113,539	0.92 (e)	1.37	(0.58)	120
Year ended 12/31/15	12.17	(0.10)	(0.44)	(0.54)	(0.48)	-	(1.07)	(1.55)	10.08	(4.40)	939,354	0.94	1.40	(0.86)	44
Year ended 12/31/14	12.21	(0.12)	0.80	0.68	—	-	(0.72)	(0.72)	12.17	5.62	1,002,835	0.94 (e)	1.36	(0.90)	60

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $40,654 and $995,588 for Series I and Series II shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.16%, 0.16%, 0.15%, 0.12% and 0.09% for the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, 2016 and 2014, respectively.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Invesco V.I. Balanced-Risk Allocation Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters
Invesco V.I. Balanced-Risk Allocation Fund

into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide
Invesco V.I. Balanced-Risk Allocation Fund

limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
N.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.92%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s)
Invesco V.I. Balanced-Risk Allocation Fund

that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.16% and excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $2,350,492.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $72,547 for accounting and fund administrative services and was reimbursed $770,005 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
Invesco V.I. Balanced-Risk Allocation Fund

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$ —	$119,544,502	$—	$ 119,544,502
Commodity-Linked Securities	—	19,745,684	—	19,745,684
Money Market Funds	897,476,490	—	—	897,476,490
Total Investments in Securities	897,476,490	139,290,186	—	1,036,766,676
Other Investments - Assets*
Futures Contracts	19,349,013	—	—	19,349,013
Swap Agreements	—	1,332,076	—	1,332,076
	19,349,013	1,332,076	—	20,681,089
Other Investments - Liabilities*
Futures Contracts	(75,724)	—	—	(75,724)
Swap Agreements	—	(132,507)	—	(132,507)
	(75,724)	(132,507)	—	(208,231)
Total Other Investments	19,273,289	1,199,569	—	20,472,858
Total Investments	$916,749,779	$140,489,755	$—	$1,057,239,534

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 3,872,583	$ 5,627,886	$ 9,848,544	$ 19,349,013
Unrealized appreciation on swap agreements — OTC	1,332,076	-	-	1,332,076
Total Derivative Assets	5,204,659	5,627,886	9,848,544	20,681,089
Derivatives not subject to master netting agreements	(3,872,583)	(5,627,886)	(9,848,544)	(19,349,013)
Total Derivative Assets subject to master netting agreements	$ 1,332,076	$ -	$ -	$ 1,332,076
	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ (75,724)	$ -	$ -	$ (75,724)
Unrealized depreciation on swap agreements — OTC	(132,507)	-	-	(132,507)
Total Derivative Liabilities	(208,231)	-	-	(208,231)
Derivatives not subject to master netting agreements	75,724	-	-	75,724
Total Derivative Liabilities subject to master netting agreements	$ (132,507)	$ -	$ -	$ (132,507)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
Invesco V.I. Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Subsidiary
Barclays Bank PLC	$ 288,019	$ (85,864)	$ 202,155	$–	$ –	$ 202,155
Canadian Imperial Bank of Commerce	396,415	(3,250)	393,165	–	–	393,165
Cargill, Inc.	419,965	(10,768)	409,197	–	(320,000)	89,197
Goldman Sachs International	369,296	(6,896)	362,400	–	–	362,400
JPMorgan Chase Bank, N.A.	129,880	(49,573)	80,307	–	–	80,307
Merrill Lynch International	884,630	(145,887)	738,743	–	–	738,743
Morgan Stanley Capital Services LLC	148,466	(973)	147,493	–	–	147,493
Total	$ 2,636,671	$ (303,211)	$ 2,333,460	$–	$ (320,000)	$ 2,013,460
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$ 833,951	$23,943,434	$53,645,196	$78,422,581
Swap agreements	(3,516,662)	-	-	(3,516,662)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	9,418,724	15,523,043	(6,709,520)	18,232,247
Swap agreements	5,237,479	(3,025)	-	5,234,454
Total	$11,973,492	$39,463,452	$ 46,935,676	$ 98,372,620
The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Swap Agreements
Average notional value	$1,298,067,258	$155,925,363
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss
Invesco V.I. Balanced-Risk Allocation Fund

carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of December 31, 2018, as follows:
Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$24,253,552	$12,006,748	$36,260,300
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $12,950,000 and $12,231,309, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$30,047,710
Aggregate unrealized (depreciation) of investments	(1,952,547)
Net unrealized appreciation of investments	$28,095,163
Cost of investments for tax purposes is $1,029,144,371.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	284,790	$ 2,866,010	438,450	$ 4,686,758
Series II	2,244,104	22,132,226	7,359,729	79,190,918
Issued as reinvestment of dividends:
Series I	—	—	415,814	4,120,721
Series II	—	—	11,268,048	110,201,505
Reacquired:
Series I	(160,870)	(1,625,129)	(376,740)	(3,995,276)
Series II	(9,536,656)	(94,682,902)	(18,613,654)	(196,096,139)
Net increase (decrease) in share activity	(7,168,632)	$(71,309,795)	491,647	$ (1,891,513)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$ 1,107.70	$3.34	$ 1,021.62	$3.21	0.64%
Series II	1,000.00	1,106.00	4.65	1,020.38	4.46	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Alternative Other Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period, the second quintile for the three year period and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The

Invesco V.I. Balanced-Risk Allocation Fund

Board noted that the Fund’s asset allocation, including its equity positioning and exposure to certain segments of the fixed income market, detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits that may be realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. Invesco Advisers noted that the Fund does not engage in securities lending arrangements to any significant degree.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Balanced-Risk Allocation Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Comstock Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VICOM-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	14.95%
Series II Shares	14.76
S&P 500 Index▼ (Broad Market Index)	18.54
Russell 1000 Value Index■ (Style-Specific Index)	16.24
Lipper VUF Large-Cap Value Funds Index♦ (Peer Group Index)	15.89
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (4/30/99)	6.96%
10 Years	12.71
5 Years	6.13
1 Year	0.87
Series II Shares
Inception (9/18/00)	6.97%
10 Years	12.42
5 Years	5.87
1 Year	0.61
Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.76% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance fig-
ures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Comstock Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–93.12%
Aerospace & Defense–1.48%
Arconic, Inc.	251,095	$ 6,483,273
Textron, Inc.	265,850	14,100,684
		20,583,957
Agricultural Products–1.17%
Archer-Daniels-Midland Co.	333,913	13,623,651
Bunge Ltd.	47,596	2,651,573
		16,275,224
Apparel Retail–0.44%
Gap, Inc. (The)	337,632	6,067,247
Asset Management & Custody Banks–2.41%
Bank of New York Mellon Corp. (The)	380,937	16,818,369
State Street Corp.	295,835	16,584,510
		33,402,879
Automobile Manufacturers–2.04%
General Motors Co.	734,332	28,293,812
Automotive Retail–0.30%
Advance Auto Parts, Inc.	26,850	4,138,659
Biotechnology–1.22%
Gilead Sciences, Inc.	250,864	16,948,372
Broadcasting–0.72%
CBS Corp., Class B	200,188	9,989,381
Building Products–2.01%
Johnson Controls International PLC	674,516	27,864,256
Cable & Satellite–2.28%
Charter Communications, Inc., Class A(b)	41,791	16,514,967
Comcast Corp., Class A	359,107	15,183,044
		31,698,011
Communications Equipment–2.12%
Cisco Systems, Inc.	538,314	29,461,925
Construction Machinery & Heavy Trucks–0.55%
Caterpillar, Inc.	55,577	7,574,589
Consumer Finance–0.77%
Ally Financial, Inc.	343,015	10,630,035
Diversified Banks–14.31%
Bank of America Corp.	2,174,655	63,064,995
Citigroup, Inc.	1,004,939	70,375,878
JPMorgan Chase & Co.	411,674	46,025,153
Wells Fargo & Co.	403,993	19,116,949
		198,582,975
Shares		Value
Electric Utilities–0.41%
PG&E Corp.(b)	250,869	$ 5,749,918
Electrical Components & Equipment–2.40%
Eaton Corp. PLC	224,948	18,733,670
Emerson Electric Co.	218,660	14,588,995
		33,322,665
Fertilizers & Agricultural Chemicals–0.74%
CF Industries Holdings, Inc.	220,346	10,292,362
Health Care Distributors–1.57%
Cardinal Health, Inc.	221,277	10,422,147
McKesson Corp.	84,380	11,339,828
		21,761,975
Health Care Equipment–0.74%
Medtronic PLC	105,680	10,292,175
Health Care Services–0.77%
CVS Health Corp.	196,877	10,727,828
Hotels, Resorts & Cruise Lines–1.74%
Carnival Corp.	518,028	24,114,203
Household Products–2.30%
Kimberly-Clark Corp.	131,311	17,501,130
Reckitt Benckiser Group PLC (United Kingdom)	182,569	14,427,942
		31,929,072
Independent Power Producers & Energy Traders–0.46%
Vistra Energy Corp.	283,411	6,416,425
Industrial Conglomerates–0.49%
General Electric Co.	642,840	6,749,820
Industrial Machinery–0.84%
Ingersoll-Rand PLC	92,394	11,703,548
Integrated Oil & Gas–9.18%
BP PLC, ADR (United Kingdom)	654,684	27,300,323
Chevron Corp.	236,856	29,474,361
Exxon Mobil Corp.	45,988	3,524,060
Occidental Petroleum Corp.	125,968	6,333,671
Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	498,219	32,419,110
Suncor Energy, Inc. (Canada)	911,023	28,387,477
		127,439,002
Integrated Telecommunication Services–1.13%
AT&T, Inc.	467,722	15,673,364
Internet & Direct Marketing Retail–1.87%
Altaba, Inc.(b)	77,280	5,360,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Comstock Fund

Shares		Value
Internet & Direct Marketing Retail–(continued)
eBay, Inc.	521,740	$ 20,608,730
		25,969,644
Investment Banking & Brokerage–2.81%
Goldman Sachs Group, Inc. (The)	73,906	15,121,167
Morgan Stanley	544,575	23,857,831
		38,978,998
IT Consulting & Other Services–0.97%
Cognizant Technology Solutions Corp., Class A	211,805	13,426,319
Life & Health Insurance–1.29%
MetLife, Inc.	361,399	17,950,688
Managed Health Care–1.88%
Anthem, Inc.	92,520	26,110,069
Multi-line Insurance–2.29%
American International Group, Inc.	597,061	31,811,410
Oil & Gas Equipment & Services–0.47%
Halliburton Co.	288,004	6,549,211
Oil & Gas Exploration & Production–7.12%
Canadian Natural Resources Ltd. (Canada)	481,096	12,972,013
Devon Energy Corp.	674,509	19,236,997
Encana Corp. (Canada)	2,039,764	10,463,989
Hess Corp.	351,174	22,324,131
Marathon Oil Corp.	1,541,869	21,909,959
Noble Energy, Inc.	531,733	11,910,819
		98,817,908
Packaged Foods & Meats–0.81%
Danone S.A. (France)	132,155	11,208,114
Paper Packaging–1.36%
International Paper Co.	435,151	18,850,741
Pharmaceuticals–5.10%
Allergan PLC	87,540	14,656,822
Bristol-Myers Squibb Co.	314,754	14,274,094
Mylan N.V.(b)	425,918	8,109,479
Novartis AG (Switzerland)	142,739	13,055,909
Pfizer, Inc.	31,614	1,369,518
Shares		Value
Pharmaceuticals–(continued)
Sanofi, ADR (France)	444,813	$ 19,247,059
		70,712,881
Property & Casualty Insurance–1.04%
Allstate Corp. (The)	141,663	14,405,711
Regional Banks–3.39%
Citizens Financial Group, Inc.	451,619	15,969,248
Fifth Third Bancorp	619,144	17,274,118
PNC Financial Services Group, Inc. (The)	100,134	13,746,395
		46,989,761
Semiconductors–2.96%
Intel Corp.	429,714	20,570,409
QUALCOMM, Inc.	270,071	20,544,301
		41,114,710
Systems Software–1.79%
Microsoft Corp.	185,975	24,913,211
Tobacco–2.89%
Altria Group, Inc.	328,329	15,546,378
Philip Morris International, Inc.	312,673	24,554,211
		40,100,589
Wireless Telecommunication Services–0.49%
Vodafone Group PLC (United Kingdom)	4,121,522	6,760,588
Total Common Stocks & Other Equity Interests (Cost $1,142,603,967)		1,292,354,232
Money Market Funds–6.35%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	30,859,100	30,859,100
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	22,034,841	22,043,655
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	35,267,543	35,267,543
Total Money Market Funds (Cost $88,168,432)		88,170,298
TOTAL INVESTMENTS IN SECURITIES–99.47% (Cost $1,230,772,399)		1,380,524,530
OTHER ASSETS LESS LIABILITIES–0.53%		7,306,014
NET ASSETS–100.00%		$1,387,830,544
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Comstock Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
07/12/2019	Goldman Sachs International	USD	671,337	CAD	890,201	$ 8,606
Subtotal—Appreciation						8,606
Currency Risk
07/12/2019	Canadian Imperial Bank of Commerce	CHF	6,144,914	USD	6,176,998	(123,766)
07/12/2019	Canadian Imperial Bank of Commerce	GBP	19,439,479	USD	24,598,138	(101,647)
07/12/2019	Goldman Sachs International	CAD	27,665,977	USD	20,552,385	(579,122)
07/12/2019	Goldman Sachs International	EUR	1,123,923	USD	1,274,781	(4,310)
07/12/2019	Royal Bank of Canada	CAD	888,546	USD	664,041	(14,638)
07/12/2019	Royal Bank of Canada	CHF	255,503	USD	256,039	(5,944)
07/12/2019	Royal Bank of Canada	EUR	26,884,075	USD	30,206,517	(389,165)
Subtotal—Depreciation						(1,218,592)
Total Forward Foreign Currency Contracts						$(1,209,986)

Abbreviations:
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Financials	28.31%
Energy	16.77
Health Care	11.28
Information Technology	7.84
Industrials	7.77
Consumer Staples	7.17
Consumer Discretionary	6.39
Communication Services	4.62
Materials	2.10
Utilities	0.87
Money Market Funds Plus Other Assets Less Liabilities	6.88
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Comstock Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,142,603,967)	$1,292,354,232
Investments in affiliated money market funds, at value (Cost $88,168,432)	88,170,298
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	8,606
Cash	83,602
Foreign currencies, at value (Cost $599)	603
Receivable for:
Fund shares sold	1,672,484
Dividends	2,355,622
Investments sold	7,589,453
Investment for trustee deferred compensation and retirement plans	208,242
Total assets	1,392,443,142
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,218,592
Payable for:
Investments purchased	1,386,953
Fund shares reacquired	455,561
Accrued fees to affiliates	1,283,280
Accrued trustees’ and officers’ fees and benefits	251
Accrued other operating expenses	37,233
Trustee deferred compensation and retirement plans	230,728
Total liabilities	4,612,598
Net assets applicable to shares outstanding	$1,387,830,544
Net assets consist of:
Shares of beneficial interest	$ 998,723,710
Distributable earnings	389,106,834
$1,387,830,544
Net Assets:
Series I	$ 191,347,525
Series II	$ 1,196,483,019
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,326,194
Series II	64,915,353
Series I:
Net asset value per share	$ 18.53
Series II:
Net asset value per share	$ 18.43
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $497,214)	$ 19,369,200
Dividends from affiliated money market funds	919,083
Total investment income	20,288,283
Expenses:
Advisory fees	3,932,971
Administrative services fees	1,121,286
Custodian fees	15,517
Distribution fees - Series II	1,483,112
Transfer agent fees	17,200
Trustees’ and officers’ fees and benefits	21,485
Reports to shareholders	5,605
Professional services fees	24,566
Other	11,219
Total expenses	6,632,961
Less: Fees waived	(43,594)
Net expenses	6,589,367
Net investment income	13,698,916
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	37,107,170
Foreign currencies	238,382
Forward foreign currency contracts	1,184,017
38,529,569
Change in net unrealized appreciation (depreciation) of:
Investment securities	137,598,915
Foreign currencies	7,857
Forward foreign currency contracts	(993,790)
136,612,982
Net realized and unrealized gain	175,142,551
Net increase in net assets resulting from operations	$ 188,841,467
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Comstock Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 13,698,916	$ 23,660,844
Net realized gain	38,529,569	169,575,951
Change in net unrealized appreciation (depreciation)	136,612,982	(378,547,863)
Net increase (decrease) in net assets resulting from operations	188,841,467	(185,311,068)
Distributions to shareholders from distributable earnings:
Series I	—	(29,013,356)
Series II	—	(151,533,451)
Total distributions from distributable earnings	—	(180,546,807)
Share transactions–net:
Series I	(51,953,278)	1,540,438
Series II	(61,807,901)	(236,864,144)
Net increase (decrease) in net assets resulting from share transactions	(113,761,179)	(235,323,706)
Net increase (decrease) in net assets	75,080,288	(601,181,581)
Net assets:
Beginning of period	1,312,750,256	1,913,931,837
End of period	$1,387,830,544	$1,312,750,256
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Comstock Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 16.12	$ 0.19	$ 2.22	$ 2.41	$ —	$ —	$ —	$18.53	14.95%	$ 191,348	0.73% (d)	0.74% (d)	2.20% (d)	10%
Year ended 12/31/18	20.62	0.33	(2.41)	(2.08)	(0.36)	(2.06)	(2.42)	16.12	(12.16)	214,084	0.75	0.75	1.63	19
Year ended 12/31/17	18.69	0.28	2.94	3.22	(0.44)	(0.85)	(1.29)	20.62	17.85	270,651	0.75	0.75	1.47	13
Year ended 12/31/16	17.57	0.38	2.47	2.85	(0.29)	(1.44)	(1.73)	18.69	17.30	256,080	0.77	0.78	2.20	21
Year ended 12/31/15	19.16	0.28	(1.45)	(1.17)	(0.37)	(0.05)	(0.42)	17.57	(5.98)	332,411	0.78	0.83	1.52	16
Year ended 12/31/14	17.75	0.32	1.34	1.66	(0.25)	—	(0.25)	19.16	9.39	338,159	0.78	0.83	1.73	19
Series II
Six months ended 06/30/19	16.06	0.17	2.20	2.37	—	—	—	18.43	14.76	1,196,483	0.98 (d)	0.99 (d)	1.95 (d)	10
Year ended 12/31/18	20.54	0.28	(2.40)	(2.12)	(0.30)	(2.06)	(2.36)	16.06	(12.37)	1,098,666	1.00	1.00	1.38	19
Year ended 12/31/17	18.62	0.23	2.93	3.16	(0.39)	(0.85)	(1.24)	20.54	17.58	1,643,281	1.00	1.00	1.22	13
Year ended 12/31/16	17.51	0.34	2.45	2.79	(0.24)	(1.44)	(1.68)	18.62	16.99	1,679,769	1.02	1.03	1.95	21
Year ended 12/31/15	19.08	0.24	(1.44)	(1.20)	(0.32)	(0.05)	(0.37)	17.51	(6.19)	1,549,679	1.03	1.08	1.27	16
Year ended 12/31/14	17.68	0.27	1.33	1.60	(0.20)	—	(0.20)	19.08	9.10	1,840,794	1.03	1.08	1.48	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $200,247 and $1,196,323 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Comstock Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Comstock Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. Comstock Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.60%
Next $500 million	0.55%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.57%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $43,594.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $97,774 for accounting and fund administrative services and was reimbursed $1,023,512 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish
Invesco V.I. Comstock Fund

continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $4,958 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 1,246,901,679	$45,452,553	$—	$1,292,354,232
Money Market Funds	88,170,298	—	—	88,170,298
Total Investments in Securities	1,335,071,977	45,452,553	—	1,380,524,530
Other Investments - Assets*
Forward Foreign Currency Contracts	—	8,606	—	8,606
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,218,592)	—	(1,218,592)
Total Other Investments	—	(1,209,986)	—	(1,209,986)
Total Investments	$1,335,071,977	$ 44,242,567	$—	$1,379,314,544

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 8,606
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 8,606
Invesco V.I. Comstock Fund

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,218,592)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(1,218,592)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Canadian Imperial Bank of Commerce	$ –	$(225,413)	$ (225,413)	$–	$–	$ (225,413)
Goldman Sachs International	8,606	(583,432)	(574,826)	–	–	(574,826)
Royal Bank of Canada	–	(409,747)	(409,747)	–	–	(409,747)
Total	$8,606	$(1,218,592)	$(1,209,986)	$–	$–	$(1,209,986)
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$1,184,017
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(993,790)
Total	$ 190,227
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$88,236,603
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss
Invesco V.I. Comstock Fund

carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $130,904,574 and $235,921,851, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 249,614,670
Aggregate unrealized (depreciation) of investments	(105,552,584)
Net unrealized appreciation of investments	$ 144,062,086
Cost of investments for tax purposes is $1,235,252,458.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	169,700	$ 2,990,113	899,651	$ 17,343,797
Series II	2,794,955	51,090,041	3,163,658	57,343,771
Issued as reinvestment of dividends:
Series I	—	—	1,479,518	29,013,356
Series II	—	—	7,755,038	151,533,451
Reacquired:
Series I	(3,122,292)	(54,943,391)	(2,224,115)	(44,816,715)
Series II	(6,308,558)	(112,897,942)	(22,497,477)	(445,741,366)
Net increase (decrease) in share activity	(6,466,195)	$ (113,761,179)	(11,423,727)	$(235,323,706)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,149.50	$3.89	$ 1,021.17	$ 3.66	0.73%
Series II	1,000.00	1,147.60	5.22	1,019.93	4.91	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Comstock Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Comstock Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one year period, second quintile for the three year period and fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and five year periods and above the performance of the Index for the three year period. The Board noted that the

Invesco V.I. Comstock Fund

Fund’s overweight and underweight exposure to and stock selection in certain sectors detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Comstock Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VICEQ-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	17.71%
Series II Shares	17.58
S&P 500 Index▼ (Broad Market Index)	18.54
Russell 1000 Index■ (Style-Specific Index)	18.84
Lipper VUF Large-Cap Core Funds Index♦ (Peer Group Index)	17.04
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/2/94)	7.91%
10 Years	10.21
5 Years	4.57
1 Year	7.03
Series II Shares
Inception (10/24/01)	6.49%
10 Years	9.94
5 Years	4.32
1 Year	6.78
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1 The total annual Fund operat-
ing expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.81% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the vari-
able product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–95.36%
Aerospace & Defense–3.10%
Northrop Grumman Corp.	45,386	$ 14,664,670
United Technologies Corp.	94,313	12,279,553
		26,944,223
Airlines–1.21%
Delta Air Lines, Inc.	184,905	10,493,359
Application Software–1.93%
salesforce.com, inc.(b)	110,280	16,732,784
Asset Management & Custody Banks–1.37%
BlackRock, Inc.	25,381	11,911,303
Auto Parts & Equipment–1.24%
Aptiv PLC	132,725	10,728,162
Biotechnology–1.53%
BioMarin Pharmaceutical, Inc.(b)	54,144	4,637,434
Vertex Pharmaceuticals, Inc.(b)	47,109	8,638,848
		13,276,282
Cable & Satellite–2.87%
Comcast Corp., Class A	588,895	24,898,481
Consumer Finance–2.58%
American Express Co.	181,381	22,389,671
Data Processing & Outsourced Services–3.38%
Mastercard, Inc., Class A	110,956	29,351,191
Diversified Banks–4.29%
JPMorgan Chase & Co.	35,749	3,996,738
Toronto-Dominion Bank (The) (Canada)	213,829	12,494,517
U.S. Bancorp	396,500	20,776,600
		37,267,855
Financial Exchanges & Data–1.68%
Moody’s Corp.	74,743	14,598,055
General Merchandise Stores–2.07%
Dollar General Corp.	132,594	17,921,405
Health Care Equipment–3.42%
Medtronic PLC	195,566	19,046,173
Zimmer Biomet Holdings, Inc.	90,526	10,658,531
		29,704,704
Health Care Facilities–1.92%
HCA Healthcare, Inc.	123,068	16,635,102
Home Improvement Retail–1.32%
Home Depot, Inc. (The)	55,197	11,479,320
Shares		Value
Household Products–1.04%
Reckitt Benckiser Group PLC (United Kingdom)	114,030	$ 9,011,487
Industrial Conglomerates–2.57%
Honeywell International, Inc.	71,497	12,482,661
Siemens AG (Germany)	82,933	9,857,804
		22,340,465
Industrial Machinery–1.70%
Stanley Black & Decker, Inc.	102,261	14,787,963
Insurance Brokers–2.29%
Marsh & McLennan Cos., Inc.	199,271	19,877,282
Integrated Oil & Gas–3.55%
Chevron Corp.	134,014	16,676,702
Suncor Energy, Inc. (Canada)	453,397	14,127,851
		30,804,553
Integrated Telecommunication Services–2.24%
Verizon Communications, Inc.	340,772	19,468,304
Interactive Home Entertainment–1.65%
Activision Blizzard, Inc.	304,146	14,355,691
Interactive Media & Services–7.73%
Alphabet, Inc., Class C(b)	35,377	38,239,353
Facebook, Inc., Class A(b)	149,550	28,863,150
		67,102,503
Internet & Direct Marketing Retail–6.53%
Alibaba Group Holding Ltd., ADR (China)(b)	54,938	9,309,244
Amazon.com, Inc.(b)	17,714	33,543,762
Booking Holdings, Inc.(b)	7,358	13,794,116
		56,647,122
IT Consulting & Other Services–2.37%
Cognizant Technology Solutions Corp., Class A	171,389	10,864,349
EPAM Systems, Inc.(b)	56,023	9,697,581
		20,561,930
Life Sciences Tools & Services–2.14%
Thermo Fisher Scientific, Inc.	63,200	18,560,576
Managed Health Care–2.45%
UnitedHealth Group, Inc.	87,075	21,247,171
Multi-Sector Holdings–0.15%
Berkshire Hathaway, Inc., Class B(b)	6,200	1,321,654
Multi-Utilities–2.28%
WEC Energy Group, Inc.	237,069	19,764,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Equity Fund

Shares		Value
Oil & Gas Exploration & Production–0.32%
Concho Resources, Inc.	26,953	$ 2,781,011
Oil & Gas Storage & Transportation–0.06%
Magellan Midstream Partners, L.P.	8,160	522,240
Pharmaceuticals–3.92%
Allergan PLC	77,624	12,996,586
Novo Nordisk A/S, Class B (Denmark)	187,204	9,549,235
Pfizer, Inc.	264,560	11,460,739
		34,006,560
Property & Casualty Insurance–3.42%
Chubb Ltd.	85,335	12,568,992
Progressive Corp. (The)	213,729	17,083,359
		29,652,351
Railroads–1.69%
Norfolk Southern Corp.	73,485	14,647,765
Regional Banks–1.82%
PNC Financial Services Group, Inc. (The)	114,995	15,786,514
Semiconductors–3.49%
Analog Devices, Inc.	93,073	10,505,149
QUALCOMM, Inc.	104,655	7,961,106
Shares		Value
Semiconductors–(continued)
Texas Instruments, Inc.	102,714	$ 11,787,459
		30,253,714
Soft Drinks–2.58%
PepsiCo, Inc.	171,013	22,424,935
Systems Software–5.46%
Microsoft Corp.	353,937	47,413,400
Total Common Stocks & Other Equity Interests (Cost $619,361,277)		827,671,531
Money Market Funds–2.53%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	7,701,535	7,701,535
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	5,496,210	5,498,409
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	8,801,754	8,801,754
Total Money Market Funds (Cost $22,001,381)		22,001,698
TOTAL INVESTMENTS IN SECURITIES–97.89% (Cost $641,362,658)		849,673,229
OTHER ASSETS LESS LIABILITIES–2.11%		18,272,010
NET ASSETS–100.00%		$ 867,945,239
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Financials	17.60%
Information Technology	16.63
Health Care	15.38
Communication Services	14.49
Consumer Discretionary	11.16
Industrials	10.27
Energy	3.93
Consumer Staples	3.62
Utilities	2.28
Money Market Funds Plus Other Assets Less Liabilities	4.64
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $619,361,277)	$ 827,671,531
Investments in affiliated money market funds, at value (Cost $22,001,381)	22,001,698
Foreign currencies, at value (Cost $1,280)	1,346
Receivable for:
Fund shares sold	2,485
Dividends	531,573
Investments sold	55,868,040
Investment for trustee deferred compensation and retirement plans	433,060
Total assets	906,509,733
Liabilities:
Payable for:
Investments purchased	37,111,691
Fund shares reacquired	571,397
Accrued fees to affiliates	353,346
Accrued trustees’ and officers’ fees and benefits	209
Accrued other operating expenses	57,211
Trustee deferred compensation and retirement plans	470,640
Total liabilities	38,564,494
Net assets applicable to shares outstanding	$ 867,945,239
Net assets consist of:
Shares of beneficial interest	$513,543,346
Distributable earnings	354,401,893
$ 867,945,239
Net Assets:
Series I	$845,984,055
Series II	$ 21,961,184
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	23,232,911
Series II	609,334
Series I:
Net asset value per share	$ 36.41
Series II:
Net asset value per share	$ 36.04
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $179,723)	$ 8,698,698
Dividends from affiliated money market funds	235,305
Total investment income	8,934,003
Expenses:
Advisory fees	2,855,031
Administrative services fees	691,821
Distribution fees - Series II	27,232
Transfer agent fees	37,749
Trustees’ and officers’ fees and benefits	18,116
Reports to shareholders	6,050
Professional services fees	31,157
Other	5,993
Total expenses	3,673,149
Less: Fees waived	(11,850)
Net expenses	3,661,299
Net investment income	5,272,704
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(86,403))	43,753,582
Foreign currencies	(6,024)
43,747,558
Change in net unrealized appreciation (depreciation) of:
Investment securities	100,538,056
Foreign currencies	(838)
100,537,218
Net realized and unrealized gain	144,284,776
Net increase in net assets resulting from operations	$149,557,480
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 5,272,704	$ 7,271,862
Net realized gain	43,747,558	96,380,296
Change in net unrealized appreciation (depreciation)	100,537,218	(197,550,328)
Net increase (decrease) in net assets resulting from operations	149,557,480	(93,898,170)
Distributions to shareholders from distributable earnings:
Series I	—	(72,928,447)
Series II	—	(1,504,788)
Total distributions from distributable earnings	—	(74,433,235)
Share transactions–net:
Series I	(158,907,395)	(35,235,681)
Series II	(1,735,632)	(162,186,906)
Net increase (decrease) in net assets resulting from share transactions	(160,643,027)	(197,422,587)
Net increase (decrease) in net assets	(11,085,547)	(365,753,992)
Net assets:
Beginning of period	879,030,786	1,244,784,778
End of period	$ 867,945,239	$ 879,030,786
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Equity Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$30.94	$0.20	$ 5.27	$ 5.47	$ —	$ —	$ —	$36.41	17.68%	$ 845,984	0.78% (d)	0.78% (d)	1.14% (d)	18%
Year ended 12/31/18	36.72	0.25	(3.29)	(3.04)	(0.34)	(2.40)	(2.74)	30.94	(9.40)	858,828	0.79	0.80	0.70	46
Year ended 12/31/17	34.58	0.27	4.21	4.48	(0.39)	(1.95)	(2.34)	36.72	13.17	1,054,802	0.79	0.80	0.74	30
Year ended 12/31/16	33.84	0.39	3.07	3.46	(0.28)	(2.44)	(2.72)	34.58	10.26	1,033,700	0.84	0.85	1.11	38
Year ended 12/31/15	41.00	0.32	(2.79)	(2.47)	(0.46)	(4.23)	(4.69)	33.84	(5.75)	921,516	0.89	0.90	0.81	45
Year ended 12/31/14	38.43	0.40	2.72	3.12	(0.35)	(0.20)	(0.55)	41.00	8.12	1,096,219	0.88	0.90	1.01	35
Series II
Six months ended 06/30/19	30.66	0.15	5.23	5.38	—	—	—	36.04	17.55	21,961	1.03 (d)	1.03 (d)	0.89 (d)	18
Year ended 12/31/18	36.18	0.16	(3.28)	(3.12)	—	(2.40)	(2.40)	30.66	(9.61)	20,203	1.04	1.05	0.45	46
Year ended 12/31/17	34.11	0.18	4.14	4.32	(0.30)	(1.95)	(2.25)	36.18	12.87	189,982	1.04	1.05	0.49	30
Year ended 12/31/16	33.40	0.30	3.03	3.33	(0.18)	(2.44)	(2.62)	34.11	10.02	179,596	1.09	1.10	0.86	38
Year ended 12/31/15	40.53	0.22	(2.75)	(2.53)	(0.37)	(4.23)	(4.60)	33.40	(5.98)	178,126	1.14	1.15	0.56	45
Year ended 12/31/14	38.03	0.30	2.67	2.97	(0.27)	(0.20)	(0.47)	40.53	7.82	185,406	1.13	1.15	0.76	35

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $916,764 and $21,966 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Equity Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Core Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. Core Equity Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.61%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $11,850.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $65,725 for accounting and fund administrative services and was reimbursed $626,096 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Invesco V.I. Core Equity Fund

For the six-month period ended June 30, 2019, the Fund incurred $964 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$799,253,005	$28,418,526	$—	$827,671,531
Money Market Funds	22,001,698	—	—	22,001,698
Total Investments	$821,254,703	$28,418,526	$—	$849,673,229
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2019, the Fund engaged in securities purchases of $28,314,302 and securities sales of $4,109,204, which resulted in net realized gains (losses) of $(86,403).
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Invesco V.I. Core Equity Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $162,270,039 and $335,780,586, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$222,847,934
Aggregate unrealized (depreciation) of investments	(17,551,858)
Net unrealized appreciation of investments	$ 205,296,076
Cost of investments for tax purposes is $644,377,153.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	297,983	$ 10,035,623	1,686,758	$ 61,083,116
Series II	26,625	915,511	96,316	3,437,247
Issued as reinvestment of dividends:
Series I	—	—	2,005,181	72,928,448
Series II	—	—	41,719	1,504,788
Reacquired:
Series I	(4,824,179)	(168,943,018)	(4,659,767)	(169,247,245)
Series II	(76,211)	(2,651,143)	(4,730,829)	(167,128,941)
Net increase (decrease) in share activity	(4,575,782)	$ (160,643,027)	(5,560,622)	$(197,422,587)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$ 1,177.10	$4.21	$1,020.93	$3.91	0.78%
Series II	1,000.00	1,175.80	5.56	1,019.69	5.16	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Core Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s high quality bias and underweight and overweight exposures to certain securities and sectors detracted from

Invesco V.I. Core Equity Fund

Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’

or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Core Equity Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Core Plus Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VICPB-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	7.83%
Series II Shares	7.71
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	6.11
Lipper VUF Core Plus Bond Funds Index■ (Peer Group Index)	6.77
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
    The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/5/93)	4.40%
10 Years	6.24
5 Years	3.78
1 Year	7.99
Series II Shares
Inception (3/14/02)	3.97%
10 Years	5.96
5 Years	3.49
1 Year	7.75
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.62% and 0.87%, respectively.1,2 The total annual Fund operat-
ing expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.54% and 1.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2020. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–44.09%
Aerospace & Defense–0.04%
Moog, Inc., 5.25%, 12/01/2022(b)	$ 2,000	$ 2,040
TransDigm, Inc.,
6.50%, 07/15/2024	2,000	2,032
6.38%, 06/15/2026	3,000	3,049
Triumph Group, Inc., 7.75%, 08/15/2025	2,000	1,940
		9,061
Agricultural & Farm Machinery–0.02%
Titan International, Inc., 6.50%, 11/30/2023	5,000	4,363
Agricultural Products–0.22%
Cargill, Inc., 3.25%, 05/23/2029(b)	46,000	47,762
Air Freight & Logistics–0.01%
XPO Logistics, Inc., 6.50%, 06/15/2022(b)	2,000	2,045
Airlines–2.41%
American Airlines Group, Inc., 5.00%, 06/01/2022(b)	18,000	18,568
American Airlines Pass Through Trust,
Series 2016-1, Class AA, 3.58%, 01/15/2028	28,180	29,284
Series 2016-3, Class B, 3.75%, 10/15/2025	30,360	30,592
Series 2017-1, Class B, 4.95%, 02/15/2025	29,961	31,385
Series 2017-2, Class A, 3.60%, 10/15/2029	43,510	43,634
Series 2017-2, Class B, 3.70%, 10/15/2025	32,360	32,263
Delta Air Lines Pass Through Trust, 2019-1 Class A, 3.40%, 04/25/2024	10,000	10,381
Delta Air Lines, Inc.,
2.88%, 03/13/2020	27,000	27,037
3.63%, 03/15/2022	45,000	45,782
3.80%, 04/19/2023	24,000	24,650
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, 4.20%, 11/15/2027	94,971	96,366
United Airlines Pass Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	33,627	34,646
Series 2018-1, Class A, 3.70%, 03/01/2030	45,199	45,819
Series 2018-1, Class AA, 3.50%, 03/01/2030	56,990	58,310
US Airways Pass Through Trust, Series 2012-1, Class B, 8.00%, 04/01/2021	644	650
		529,367
Principal Amount		Value
Alternative Carriers–0.05%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	$ 2,000	$ 2,120
Series Y, 7.50%, 04/01/2024	1,000	1,109
Level 3 Financing, Inc.,
5.38%, 05/01/2025	5,000	5,175
5.25%, 03/15/2026	2,000	2,075
		10,479
Apparel Retail–0.03%
L Brands, Inc.,
5.63%, 02/15/2022	2,000	2,098
6.88%, 11/01/2035	2,000	1,789
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	2,000	1,998
		5,885
Apparel, Accessories & Luxury Goods–0.01%
Hanesbrands, Inc., 4.88%, 05/15/2026(b)	3,000	3,127
Asset Management & Custody Banks–0.01%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	2,000	2,104
Auto Parts & Equipment–0.03%
Dana, Inc., 5.50%, 12/15/2024	3,000	3,090
Delphi Technologies PLC, 5.00%, 10/01/2025(b)	1,000	893
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	4,000	3,730
		7,713
Automobile Manufacturers–0.48%
American Honda Finance Corp., 2.40%, 06/27/2024	31,000	30,965
Hyundai Capital America, 4.30%, 02/01/2024(b)	68,000	71,148
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	4,000	4,100
		106,213
Automotive Retail–0.04%
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	2,000	2,068
Murphy Oil USA, Inc., 5.63%, 05/01/2027	2,000	2,090
Penske Automotive Group, Inc., 5.50%, 05/15/2026	4,000	4,185
		8,343
Brewers–0.23%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.75%, 01/23/2029	45,000	51,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Broadcasting–0.03%
Gray Television, Inc., 7.00%, 05/15/2027(b)	$ 2,000	$ 2,175
Nexstar Broadcasting, Inc., 5.63%, 08/01/2024(b)	2,000	2,077
Tribune Media Co., 5.88%, 07/15/2022	3,000	3,067
		7,319
Building Products–0.03%
Standard Industries, Inc.,
6.00%, 10/15/2025(b)	3,000	3,199
5.00%, 02/15/2027(b)	3,000	3,045
		6,244
Cable & Satellite–0.91%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 09/01/2023	2,000	2,049
5.75%, 02/15/2026(b)	11,000	11,564
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 5.38%, 04/01/2038	25,000	26,792
Comcast Corp.,
3.95%, 10/15/2025	20,000	21,582
4.60%, 10/15/2038	30,000	34,378
4.95%, 10/15/2058	31,000	37,836
CSC Holdings, LLC, 6.75%, 11/15/2021	5,000	5,363
Discovery Communications LLC, 5.20%, 09/20/2047	15,000	15,841
DISH DBS Corp., 5.88%, 11/15/2024	8,000	7,600
Hughes Satellite Systems Corp.,
7.63%, 06/15/2021	5,000	5,362
5.25%, 08/01/2026	2,000	2,063
Sirius XM Radio, Inc.,
6.00%, 07/15/2024(b)	2,000	2,063
4.63%, 07/15/2024(b)	28,000	28,722
		201,215
Casinos & Gaming–0.07%
Boyd Gaming Corp.,
6.88%, 05/15/2023	3,000	3,109
6.00%, 08/15/2026	2,000	2,110
MGM Resorts International, 7.75%, 03/15/2022	5,000	5,587
Scientific Games International, Inc., 10.00%, 12/01/2022	2,000	2,105
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	2,000	2,071
		14,982
Coal & Consumable Fuels–0.03%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	6,000	5,880
Commodity Chemicals–0.01%
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	2,000	1,910
Principal Amount		Value
Communications Equipment–0.03%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	$ 6,000	$ 5,653
Construction & Engineering–0.02%
William Lyon Homes, Inc.,
6.00%, 09/01/2023	2,000	2,040
6.63%, 07/15/2027(b)	2,000	2,000
		4,040
Consumer Finance–0.20%
Ally Financial, Inc.,
8.00%, 03/15/2020	2,000	2,073
5.13%, 09/30/2024	3,000	3,247
4.63%, 03/30/2025	2,000	2,117
Credit Acceptance Corp., 6.63%, 03/15/2026(b)	23,000	24,236
Navient Corp.,
8.00%, 03/25/2020	2,000	2,075
7.25%, 01/25/2022	2,000	2,165
7.25%, 09/25/2023	7,000	7,499
		43,412
Copper–0.15%
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	9,000	8,617
Southern Copper Corp. (Peru), 5.88%, 04/23/2045	18,000	21,254
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	3,000	2,903
		32,774
Data Processing & Outsourced Services–0.37%
First Data Corp., 5.75%, 01/15/2024(b)	6,000	6,180
Fiserv, Inc., 4.40%, 07/01/2049	30,000	31,538
Mastercard, Inc., 2.95%, 06/01/2029	42,000	43,397
		81,115
Distillers & Vintners–0.10%
Constellation Brands, Inc., 3.22% (3 mo. USD LIBOR + 0.70%), 11/15/2021(c)	22,000	22,012
Diversified Banks–5.22%
Bank of America Corp.,
Series FF, 5.88%(d)	20,000	20,894
Series Z, 6.50%(d)	85,000	94,272
BBVA Bancomer S.A. (Mexico), 6.75%, 09/30/2022(b)	150,000	163,620
BNP Paribas S.A. (France), 4.38%, 03/01/2033(b)(c)	58,000	59,774
Citigroup, Inc.,
2.88%, 07/24/2023(c)	20,000	20,257
3.67%, 07/24/2028(c)	75,000	78,298
Series Q, 5.95%(d)	25,000	25,713
Series T, 6.25%(d)	30,000	32,974
Corp. Andina de Fomento (Supranational), 4.38%, 06/15/2022	50,000	52,736
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom),
6.00% (d)	$ 200,000	$ 204,804
4.00%, 03/30/2022	45,000	46,929
JPMorgan Chase & Co.,
2.30%, 08/15/2021	65,000	65,005
3.48%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(c)	65,000	65,237
3.63%, 12/01/2027	35,000	36,083
3.78%, 02/01/2028(c)	35,000	37,117
Series I, 6.05% (3 mo. USD LIBOR + 3.47%)(d)	50,000	49,967
Series V, 5.64%(d)	40,000	39,922
Series W, 3.52% (3 mo. USD LIBOR + 1.00%), 05/15/2047(c)	65,000	50,611
Royal Bank of Scotland Group PLC (The) (United Kingdom), 6.00%, 12/19/2023	5,000	5,447
		1,149,660
Diversified Chemicals–2.38%
Chemours Co. (The),
6.63%, 05/15/2023	5,000	5,191
7.00%, 05/15/2025	2,000	2,095
Dow Chemical Co. (The),
3.15%, 05/15/2024(b)	23,000	23,462
3.63%, 05/15/2026(b)	24,000	24,893
4.80%, 05/15/2049(b)	24,000	25,891
Sasol Financing USA LLC (South Africa),
5.88%, 03/27/2024	200,000	216,776
6.50%, 09/27/2028	200,000	224,574
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	2,000	1,935
		524,817
Diversified Metals & Mining–0.22%
Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	4,000	4,150
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	38,000	43,320
		47,470
Diversified REITs–2.00%
CyrusOne L.P./CyrusOne Finance Corp., 5.00%, 03/15/2024	2,000	2,060
STORE Capital Corp., 4.63%, 03/15/2029	25,000	26,670
Trust F/1401 (Mexico),
5.25%, 01/30/2026(b)	200,000	210,352
4.87%, 01/15/2030(b)	200,000	201,700
		440,782
Drug Retail–0.67%
CVS Pass Through Trust, 5.77%, 01/10/2033(b)	131,993	147,271
Principal Amount		Value
Electric Utilities–0.28%
AEP Transmission Co., LLC., 3.80%, 06/15/2049	$ 13,000	$ 13,438
NextEra Energy Operating Partners L.P., 4.25%, 07/15/2024(b)	18,000	18,113
Southern Co. (The), Series B, 5.50%, 03/15/2057(c)	29,000	29,724
		61,275
Electronic Equipment & Instruments–0.03%
Itron, Inc., 5.00%, 01/15/2026(b)	6,000	6,150
Environmental & Facilities Services–0.05%
Core & Main L.P., 6.13%, 08/15/2025(b)	5,000	5,075
GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(b)	4,000	4,105
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	2,000	2,055
		11,235
Financial Exchanges & Data–1.41%
Moody’s Corp.,
5.50%, 09/01/2020	110,000	113,904
4.88%, 02/15/2024	138,000	151,558
5.25%, 07/15/2044	35,000	41,546
MSCI, Inc., 5.75%, 08/15/2025(b)	3,000	3,165
		310,173
Food Distributors–0.02%
US Foods, Inc., 5.88%, 06/15/2024(b)	4,000	4,125
Food Retail–0.03%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/2024	6,000	6,248
Forest Products–0.01%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	2,000	2,025
Gas Utilities–0.05%
AmeriGas Partners, L.P./AmeriGas Finance Corp.,
5.63%, 05/20/2024	4,000	4,280
5.88%, 08/20/2026	2,000	2,130
Ferrellgas L.P./Ferrellgas Finance Corp.,
6.50%, 05/01/2021	2,000	1,825
6.75%, 06/15/2023	2,000	1,765
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	2,000	2,020
		12,020
Health Care Equipment–0.18%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	2,000	2,070
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Health Care Equipment–(continued)
Zimmer Biomet Holdings, Inc., 3.17% (3 mo. USD LIBOR + 0.75%), 03/19/2021(c)	$ 38,000	$ 37,972
		40,042
Health Care Facilities–0.22%
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	2,000	2,095
HCA, Inc.,
5.88%, 02/15/2026	10,000	11,075
5.38%, 09/01/2026	2,000	2,160
4.13%, 06/15/2029	25,000	25,632
5.50%, 06/15/2047	4,000	4,275
Tenet Healthcare Corp.,
8.13%, 04/01/2022	2,000	2,108
6.75%, 06/15/2023	2,000	2,015
		49,360
Health Care REITs–0.64%
HCP, Inc., 4.00%, 12/01/2022	71,000	74,339
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	4,000	4,130
Physicians Realty L.P., 4.30%, 03/15/2027	20,000	20,657
Senior Housing Properties Trust, 6.75%, 12/15/2021	40,000	42,385
		141,511
Health Care Services–0.68%
AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	2,000	2,045
Cigna Corp.,
3.40%, 09/17/2021(b)	36,000	36,703
3.49%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)(c)	43,000	42,993
Cigna Holding Co., 4.50%, 03/15/2021	45,000	46,259
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	2,000	2,015
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	2,000	1,395
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	6,000	5,685
MEDNAX, Inc., 6.25%, 01/15/2027(b)	5,000	4,931
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	4,000	3,771
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(b)	2,000	1,740
10.00%, 04/15/2027(b)	2,000	2,000
		149,537
Home Improvement Retail–0.76%
Lowe’s Cos., Inc.,
3.65%, 04/05/2029	108,000	112,924
4.55%, 04/05/2049	50,000	53,966
		166,890
Principal Amount		Value
Homebuilding–0.84%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	$ 3,000	$ 3,131
6.75%, 03/15/2025	3,000	2,884
KB Home, 8.00%, 03/15/2020	2,000	2,070
Lennar Corp.,
8.38%, 01/15/2021	2,000	2,160
5.25%, 06/01/2026	5,000	5,344
MDC Holdings, Inc., 6.00%, 01/15/2043	174,000	163,560
Meritage Homes Corp., 7.15%, 04/15/2020	2,000	2,068
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	3,000	3,165
		184,382
Hotels, Resorts & Cruise Lines–0.20%
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/2030(b)	43,000	44,469
Household Products–0.18%
Reynolds Group Issuer, Inc./LLC,
5.75%, 10/15/2020	35,857	35,991
7.00%, 07/15/2024(b)	2,000	2,072
Spectrum Brands, Inc., 5.75%, 07/15/2025	2,000	2,088
		40,151
Independent Power Producers & Energy Traders–0.05%
AES Corp. (The), 5.50%, 04/15/2025	5,000	5,206
NRG Energy, Inc., 6.63%, 01/15/2027	5,000	5,450
		10,656
Industrial Conglomerates–0.58%
General Electric Co., 5.55%, 01/05/2026	115,000	128,484
Industrial Machinery–0.05%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	8,000	7,692
EnPro Industries, Inc., 5.75%, 10/15/2026	2,000	2,050
Mueller Industries, Inc., 6.00%, 03/01/2027	2,000	2,015
		11,757
Integrated Oil & Gas–1.18%
Parsley Energy, LLC/Parsley Finance Corp., 5.63%, 10/15/2027(b)	2,000	2,100
Petrobras Global Finance B.V. (Brazil),
5.75%, 02/01/2029	14,000	14,629
6.90%, 03/19/2049	20,000	21,340
Petroleos Mexicanos (Mexico), 6.63%, 06/15/2035	23,000	21,361
Saudi Arabian Oil Co. (Saudi Arabia), 2.88%, 04/16/2024(b)	200,000	201,342
		260,772
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Integrated Telecommunication Services–1.08%
AT&T, Inc.,
5.15%, 02/15/2050	$ 141,000	$ 155,414
5.70%, 03/01/2057	35,000	41,215
Cincinnati Bell, Inc., 7.00%, 07/15/2024(b)	2,000	1,775
Frontier Communications Corp., 8.00%, 04/01/2027(b)	3,000	3,128
Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	5,000	5,537
Verizon Communications, Inc., 4.81%, 03/15/2039	27,000	31,121
		238,190
Interactive Media & Services–0.16%
Match Group, Inc., 5.63%, 02/15/2029(b)	33,000	34,939
Internet & Direct Marketing Retail–0.25%
QVC, Inc., 5.45%, 08/15/2034	55,000	54,212
Investment Banking & Brokerage–1.32%
Cantor Fitzgerald, L.P., 6.50%, 06/17/2022(b)	34,000	36,574
Goldman Sachs Group, Inc. (The),
3.27%, 09/29/2025(c)	50,000	51,180
Series L, 6.43% (3 mo. USD LIBOR + 3.88%)(d)	40,000	40,002
Series P, 5.00%(d)	40,000	38,461
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	49,000	46,991
Morgan Stanley, 3.59%, 07/22/2028(c)	75,000	78,121
		291,329
Leisure Facilities–0.01%
Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)	2,000	2,035
Life & Health Insurance–1.80%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	40,000	41,046
Athene Holding Ltd., 4.13%, 01/12/2028	77,000	77,666
MetLife, Inc., Series C, 5.25%(d)	65,000	65,528
Nationwide Financial Services, Inc., 5.38%, 03/25/2021(b)	165,000	171,816
Pacific Life Insurance Co., 4.30%, 10/24/2067(b)(c)	40,000	39,233
		395,289
Managed Health Care–0.23%
Centene Corp., 5.38%, 06/01/2026(b)	4,000	4,215
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	1,000	1,019
UnitedHealth Group, Inc., 3.75%, 07/15/2025	35,000	37,429
Principal Amount		Value
Managed Health Care–(continued)
WellCare Health Plans, Inc.,
5.25%, 04/01/2025	$ 5,000	$ 5,231
5.38%, 08/15/2026(b)	2,000	2,125
		50,019
Metal & Glass Containers–0.05%
Ball Corp., 5.25%, 07/01/2025	3,000	3,255
Berry Global, Inc., 6.00%, 10/15/2022	2,000	2,045
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	4,000	3,700
OI European Group B.V., 4.00%, 03/15/2023(b)	2,000	2,015
		11,015
Movies & Entertainment–0.13%
Netflix, Inc.,
5.75%, 03/01/2024	3,000	3,259
5.88%, 11/15/2028	2,000	2,219
5.38%, 11/15/2029(b)	21,000	22,358
		27,836
Multi-line Insurance–0.95%
AIG Global Funding, 2.70%, 12/15/2021(b)	42,000	42,354
American Financial Group, Inc., 3.50%, 08/15/2026	20,000	20,130
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	35,000	36,918
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	100,000	110,274
		209,676
Multi-Utilities–0.39%
CenterPoint Energy, Inc., Series A, 6.13%(d)	83,000	86,053
Office REITs–0.19%
Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	40,000	41,981
Office Services & Supplies–0.41%
Pitney Bowes, Inc.,
3.88%, 10/01/2021	55,000	54,175
4.95%, 04/01/2023	39,000	37,026
		91,201
Oil & Gas Drilling–0.06%
Ensco Rowan plc, 7.75%, 02/01/2026	6,000	4,500
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	2,000	1,975
Noble Holding International Ltd., 7.75%, 01/15/2024	4,000	3,070
Precision Drilling Corp. (Canada),
6.50%, 12/15/2021	944	951
5.25%, 11/15/2024	2,000	1,860
Transocean, Inc., 7.50%, 04/15/2031	2,000	1,710
		14,066
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Oil & Gas Equipment & Services–0.02%
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.00%, 10/01/2022	$ 2,000	$ 2,035
Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	2,000	1,410
SESI, L.L.C., 7.13%, 12/15/2021	2,000	1,415
		4,860
Oil & Gas Exploration & Production–0.60%
Antero Resources Corp., 5.00%, 03/01/2025	2,000	1,855
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	4,000	4,255
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	3,000	2,835
Callon Petroleum Co., 6.13%, 10/01/2024	2,000	2,030
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	2,000	2,030
Continental Resources, Inc., 5.00%, 09/15/2022	56,000	56,497
Enterprise Products Operating LLC, Series D, 4.88%, 08/16/2077(c)	28,000	26,422
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	2,000	1,380
Gulfport Energy Corp., 6.00%, 10/15/2024	4,000	3,110
Jagged Peak Energy LLC, 5.88%, 05/01/2026	6,000	5,940
Newfield Exploration Co., 5.63%, 07/01/2024	3,000	3,326
Oasis Petroleum, Inc., 6.88%, 01/15/2023	2,000	2,005
QEP Resources, Inc.,
6.88%, 03/01/2021	2,000	2,065
5.25%, 05/01/2023	2,000	1,935
5.63%, 03/01/2026	2,000	1,890
Range Resources Corp., 5.88%, 07/01/2022	2,000	1,990
SM Energy Co., 6.13%, 11/15/2022	4,000	3,990
Southwestern Energy Co.,
7.50%, 04/01/2026	2,000	1,905
7.75%, 10/01/2027	3,000	2,887
Whiting Petroleum Corp., 6.25%, 04/01/2023	2,000	2,005
WPX Energy, Inc., 5.25%, 09/15/2024	2,000	2,055
		132,407
Oil & Gas Refining & Marketing–0.24%
NuStar Logistics, L.P., 6.00%, 06/01/2026	5,000	5,187
Parkland Fuel Corp. (Canada),
6.00%, 04/01/2026(b)	4,000	4,105
5.88%, 07/15/2027(b)	40,000	40,650
Principal Amount		Value
Oil & Gas Refining & Marketing–(continued)
Sunoco L.P. /Sunoco Finance Corp., 4.88%, 01/15/2023	$ 2,000	$ 2,048
		51,990
Oil & Gas Storage & Transportation–1.11%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	2,000	1,998
Buckeye Partners, L.P., 5.60%, 10/15/2044	23,000	18,966
Energy Transfer Operating, L.P.,
5.88%, 01/15/2024	2,000	2,224
Series A, 6.25%(d)	2,000	1,863
Holly Energy Partners L.P./Holly Energy Finance Corp., 6.00%, 08/01/2024(b)	2,000	2,090
Plains All American Pipeline, L.P., Series B, 6.13%(d)	67,000	63,919
SemGroup Corp./Rose Rock Finance Corp., 5.63%, 11/15/2023	2,000	1,920
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.25%, 05/01/2023	57,000	57,932
5.13%, 02/01/2025	2,000	2,075
5.88%, 04/15/2026	2,000	2,128
Williams Cos., Inc. (The),
4.13%, 11/15/2020	83,000	84,514
4.55%, 06/24/2024	4,000	4,310
		243,939
Other Diversified Financial Services–0.93%
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	52,000	56,500
Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	64,000	69,716
Football Trust V, 5.35%, 10/05/2020(b)	65,868	68,282
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	3,000	3,161
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	2,000	2,053
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	3,000	3,105
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	2,000	2,073
		204,890
Packaged Foods & Meats–0.04%
B&G Foods, Inc., 5.25%, 04/01/2025	2,000	2,028
JBS USA Lux S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	2,000	2,087
Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	4,000	4,165
		8,280
Paper Products–0.04%
Mercer International, Inc. (Canada), 6.50%, 02/01/2024	4,000	4,155
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Paper Products–(continued)
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	$ 4,000	$ 4,100
		8,255
Pharmaceuticals–0.46%
Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	4,000	4,185
Bristol-Myers Squibb Co., 3.40%, 07/26/2029(b)	62,000	64,901
GlaxoSmithKline Capital PLC (United Kingdom), 2.88%, 06/01/2022	27,000	27,497
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	2,000	2,012
Teva Pharmaceutical Finance IV, B.V. (Israel), 3.65%, 11/10/2021	2,000	1,939
		100,534
Property & Casualty Insurance–0.29%
Allstate Corp. (The), 4.20%, 12/15/2046	20,000	22,387
W.R. Berkley Corp., 7.38%, 09/15/2019	40,000	40,372
		62,759
Publishing–0.03%
Meredith Corp., 6.88%, 02/01/2026	6,000	6,397
Railroads–0.01%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	2,000	1,810
Regional Banks–0.60%
CIT Group, Inc., 5.00%, 08/01/2023	2,000	2,143
Fifth Third Bancorp, 4.30%, 01/16/2024	55,000	58,747
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	35,000	38,866
Synovus Financial Corp., 3.13%, 11/01/2022	33,000	33,190
		132,946
Reinsurance–0.15%
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	30,000	32,477
Residential REITs–0.11%
Spirit Realty L.P., 4.00%, 07/15/2029	25,000	25,334
Restaurants–0.54%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	4,000	4,041
Aramark Services, Inc., 5.00%, 04/01/2025(b)	2,000	2,035
IRB Holding Corp., 6.75%, 02/15/2026(b)	24,000	23,940
Starbucks Corp.,
3.55%, 08/15/2029	29,000	30,359
4.45%, 08/15/2049	54,000	59,151
		119,526
Principal Amount		Value
Retail REITs–0.12%
Regency Centers, L.P., 4.13%, 03/15/2028	$ 25,000	$ 26,729
Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	2,000	2,003
Semiconductor Equipment–0.15%
Lam Research Corp.,
4.00%, 03/15/2029	15,000	15,980
4.88%, 03/15/2049	15,000	16,631
		32,611
Semiconductors–0.34%
Analog Devices, Inc., 3.13%, 12/05/2023	30,000	30,713
Micron Technology, Inc.,
5.50%, 02/01/2025	2,000	2,067
4.98%, 02/06/2026	25,000	26,390
5.33%, 02/06/2029	15,000	15,890
		75,060
Soft Drinks–0.18%
Keurig Dr Pepper, Inc., 3.55%, 05/25/2021	39,000	39,836
Sovereign Debt–1.42%
Argentine Republic Government International Bond (Argentina), 7.13%, 06/28/2117	1,000	750
Chile Government International Bond (Chile), 3.50%, 01/25/2050	200,000	204,200
Hungary Government International Bond (Hungary), 5.38%, 03/25/2024	28,000	31,633
Mexico Government International Bond (Mexico), 4.00%, 10/02/2023	14,000	14,620
Peruvian Government International Bond (Peru), 2.84%, 06/20/2030	40,000	40,240
Uruguay Government International Bond (Uruguay), 4.38%, 10/27/2027	20,000	21,663
		313,106
Specialized Consumer Services–0.02%
ServiceMaster Co., LLC (The),
5.13%, 11/15/2024(b)	2,000	2,062
7.45%, 08/15/2027	3,000	3,229
		5,291
Specialized Finance–0.06%
Park Aerospace Holdings Ltd. (Ireland), 5.25%, 08/15/2022(b)	13,000	13,755
Specialized REITs–0.36%
Crown Castle International Corp., 3.80%, 02/15/2028	57,000	59,220
Equinix, Inc., 5.88%, 01/15/2026	5,000	5,306
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	2,000	2,168
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Specialized REITs–(continued)
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	$ 2,000	$ 2,018
Iron Mountain, Inc.,
6.00%, 08/15/2023	2,000	2,060
5.25%, 03/15/2028(b)	2,000	2,013
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	4,000	3,440
SBA Communications Corp., 4.88%, 09/01/2024	2,000	2,067
		78,292
Specialty Chemicals–0.04%
Ashland LLC, 4.75%, 08/15/2022	2,000	2,097
Element Solutions Inc., 5.88%, 12/01/2025(b)	2,000	2,093
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	4,000	4,080
		8,270
Steel–0.11%
ArcelorMittal (Luxembourg), 7.00%, 10/15/2039	2,000	2,375
Cleveland-Cliffs, Inc., 5.75%, 03/01/2025	2,000	1,995
Steel Dynamics, Inc., 5.13%, 10/01/2021	15,000	15,175
United States Steel Corp., 6.88%, 08/15/2025	4,000	3,780
		23,325
Systems Software–0.33%
Microsoft Corp., 4.25%, 02/06/2047	24,000	28,488
VMware, Inc., 2.30%, 08/21/2020	45,000	44,881
		73,369
Technology Distributors–0.17%
Avnet, Inc., 4.63%, 04/15/2026	35,000	36,622
Technology Hardware, Storage & Peripherals–0.99%
Apple, Inc., 4.25%, 02/09/2047	20,000	22,445
Dell International LLC, 4.90%, 10/01/2026(b)	20,000	20,871
Dell International LLC/EMC Corp.,
7.13%, 06/15/2024(b)	4,000	4,223
4.00%, 07/15/2024(b)	40,000	41,055
6.02%, 06/15/2026(b)	62,000	68,426
8.35%, 07/15/2046(b)	49,000	62,001
		219,021
Tobacco–0.14%
Altria Group, Inc., 4.40%, 02/14/2026	28,000	29,955
Trading Companies & Distributors–1.28%
Air Lease Corp.,
3.88%, 04/01/2021	85,000	86,849
3.38%, 06/01/2021	60,000	60,937
3.00%, 09/15/2023	64,000	64,164
Principal Amount		Value
Trading Companies & Distributors–(continued)
Aircastle Ltd.,
5.50%, 02/15/2022	$ 2,000	$ 2,120
5.00%, 04/01/2023	2,000	2,117
BMC East, LLC, 5.50%, 10/01/2024(b)	4,000	4,070
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	60,000	60,525
		280,782
Trucking–0.54%
Aviation Capital Group LLC,
3.25%, (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	22,000	21,932
4.13%, 08/01/2025(b)	31,000	32,289
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.25%, 03/15/2025(b)	2,000	2,017
5.75%, 07/15/2027(b)	25,000	25,250
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/2026(b)	15,000	15,457
DAE Funding LLC (United Arab Emirates), 4.00%, 08/01/2020(b)	12,000	12,030
United Rentals North America, Inc.,
6.50%, 12/15/2026	6,000	6,510
5.50%, 05/15/2027	2,000	2,110
5.25%, 01/15/2030	2,000	2,060
		119,655
Wireless Telecommunication Services–2.17%
Rogers Communications, Inc. (Canada), 4.35%, 05/01/2049	30,000	32,454
Sprint Communications, Inc., 7.00%, 03/01/2020(b)	4,000	4,110
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	200,000	208,000
5.15%, 03/20/2028(b)	209,000	215,792
T-Mobile USA, Inc.,
6.38%, 03/01/2025	6,000	6,246
6.50%, 01/15/2026	10,000	10,836
		477,438
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,355,268)		9,704,660
U.S. Government Sponsored Agency Mortgage-Backed Securities–20.17%
Collateralized Mortgage Obligations–2.53%
Freddie Mac Multifamily Structured Pass Through Ctfs.
Series K731, Class A2, 3.60%, 02/25/2025(f)	79,000	84,347
Series K062, Class A1, 3.03%, 09/25/2026	25,562	26,489
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
Series K087, Class A1
3.59%, 10/25/2027	$ 86,757	$ 92,543
3.77%, 12/25/2028	72,100	79,703
Series K071, Class A2, 3.29%, 11/25/2027	50,000	53,225
4.03%, 10/25/2028(f)	23,000	25,744
4.06%, 10/25/2028(f)	23,000	25,811
3.63%, 01/25/2029(f)	39,000	42,445
3.76%, 01/25/2029(f)	92,000	101,278
Freddie Mac Whole Loan Securities Trust, 3.50%, 05/25/2047	24,466	24,743
		556,328
Federal Home Loan Mortgage Corp. (FHLMC)–1.85%
6.50%, 07/01/2031 to 08/01/2032	1,198	1,330
3.21%, 02/25/2026	181,000	190,512
3.42%, 02/25/2029	200,000	215,608
		407,450
Federal National Mortgage Association (FNMA)–13.16%
7.50%, 04/01/2029	948	1,015
3.50%, 12/01/2030	40,774	42,447
6.50%, 09/01/2031	693	800
7.00%, 09/01/2032	4,806	5,095
4.50%, 12/01/2048	63,973	67,449
TBA,
2.50%, 07/01/2034(g)	291,000	292,910
3.00%, 07/01/2034 to 07/01/2049(g)	829,000	839,987
3.50%, 07/01/2034 to 08/01/2049(g)	1,145,000	1,171,664
4.00%, 07/01/2049(g)	460,000	475,354
		2,896,721
Government National Mortgage Association (GNMA)–2.63%
TBA,
3.00%, 07/19/2018(g)	345,000	352,399
4.00%, 07/01/2049(g)	212,000	219,776
7.50%, 06/15/2023	745	756
8.50%, 11/15/2024	797	800
7.00%, 07/15/2031 to 08/15/2031	821	934
6.50%, 11/15/2031 to 03/15/2032	2,067	2,269
6.00%, 11/15/2032	1,127	1,279
		578,213
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,389,608)		4,438,712

Asset-Backed Securities–14.64%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 4.67%, 02/25/2035(f)	11,654	11,820
Angel Oak Mortgage Trust I LLC,
Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(f)	44,920	45,552
Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(f)	112,369	114,131
Principal Amount		Value

Angel Oak Mortgage Trust, LLC, Series 2017-3, Class A1, 2.71%, 11/25/2047(b)(f)	$ 19,165	$ 19,211
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(f)	70,000	74,766
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, 3.18% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	100,000	100,073
Series 2017-BIOC, Class C, 3.44% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	100,000	100,074
Series 2017-BIOC, Class D, 3.99% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	100,000	100,268
Chase Mortgage Finance Corp.,
Series 2016-1, Class M3, 3.75%, 04/25/2045(b)(f)	61,714	62,651
Series 2016-2, Class M3, 3.75%, 12/25/2045(b)(f)	68,607	70,023
Commercial Mortgage Trust,
Series 2015-CR23, Class CMB– Class CMB, 3.81%, 05/10/2048(b)(f)	150,000	151,076
Series 2015-CR25, Class B, 4.70%, 08/10/2048(f)	72,000	77,085
Series 2016-GCT, Class B, 3.09%, 08/10/2029(b)	100,000	100,406
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, 4.57%, 06/25/2034(f)	21,070	21,601
CSWF, Series 2018-TOP, Class B, 3.69% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	100,000	100,271
DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	50,000	51,796
Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	50,000	51,583
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 4.21%, 04/19/2036(f)	58,243	53,472
Golub Capital Partners CLO 41 B Ltd., Series 2019-41A, Class A, 3.96% (3 mo. USD LIBOR + 1.37%), 04/20/2029(b)(c)	146,000	146,137
Hertz Vehicle Financing II L.P., Series 2019-2A, Class A, 3.42%, 05/25/2025(b)	100,000	102,266
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/2031(b)	100,000	101,368
Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(b)(f)	95,085	96,572
Invitation Homes Trust, Series 2017-SFR2, Class C, 3.84% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	100,000	100,273
JOL Air Ltd., Series 2019-1, Class A, 3.97%, 04/15/2044(b)	246,000	250,261
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Principal Amount		Value

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 4.46% (1 mo. USD LIBOR + 0.25%), 11/25/2035(c)	$ 15,953	$ 16,398
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class A, 3.09% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	99,000	98,987
Series 2017-CLS, Class B, 3.24% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	49,000	48,944
Series 2017-CLS, Class C, 3.39% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	33,000	32,914
Series 2019-L2, Class A4, 4.07%, 03/15/2052	80,000	88,582
MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	100,000	101,378
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.47%, 02/25/2049(b)(f)	94,356	95,901
Starwood Waypoint Homes Trust, Series 2017-1, Class D, 4.34% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	100,000	100,165
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 4.56%, 09/25/2034(f)	14,021	14,394
Structured Asset Securities Corp., Series 2003-34A, Class 5A5, 4.59%, 11/25/2033(f)	67,325	68,788
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.62%, 04/25/2045(f)	47,889	49,154
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(f)	59,948	60,119
UBS Commercial Mortgage Trust, Series 2019-C16, 3.60%, 04/15/2052	80,000	85,336
Verus Securitization Trust, Series 2019-INV1, Class A1, 3.40%, 12/25/2059(b)(f)	96,249	97,551
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, 4.97%, 12/25/2034(f)	16,599	17,078
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	59,100	59,427
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 04/15/2045	80,000	83,961
Total Asset-Backed Securities (Cost $3,176,373)		3,221,813
U.S. Treasury Securities–6.24%
U.S. Treasury Bills–0.16%
2.03%, 12/19/2019(h)(i)	35,000	34,661
U.S. Treasury Bonds–2.24%
3.00%, 02/15/2049	450,100	493,721
Principal Amount			Value
U.S. Treasury Notes–3.84%
1.75%, 06/15/2022		$ 250,200	$ 250,488
2.00%, 05/31/2024		23,900	24,171
2.13%, 05/31/2026		322,500	327,716
2.38%, 05/15/2029		234,100	241,813
			844,188
Total U.S. Treasury Securities (Cost $1,340,650)			1,372,570
Shares
Preferred Stocks–0.69%
Diversified Banks–0.07%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.		11	15,006
Investment Banking & Brokerage–0.62%
Morgan Stanley, 6.88%, Series F, Pfd.		5,000	137,200
Total Preferred Stocks (Cost $138,976)			152,206
Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.56%(j)
Movies & Entertainment–0.56%
Netflix, Inc., 3.88%, 11/15/2029 (Cost $111,565)(b)	EUR	100,000	123,462
Variable Rate Senior Loan Interests–0.12%(k)
Technology Distributors–0.12%
Refinitiv US Holdings, Inc., Term Loan B, 6.08% (3 mo. USD LIBOR + 3.75%), 10/01/2025 (Cost $25,960)(c)		$ 26,025	25,281
Shares
Common Stocks & Other Equity Interests–0.00%
Diversified Support Services–0.00%
ACC Claims Holdings, LLC(l)(m)		73,980	444
Other Diversified Financial Services–0.00%
Adelphia Recovery Trust, Series ACC-1(n)		87,412	35
Total Common Stocks & Other Equity Interests (Cost $22,181)			479
Money Market Funds–28.91%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(o)		2,225,490	2,225,490
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(o)		1,593,988	1,594,625
Invesco Treasury Portfolio, Institutional Class, 2.22%(o)		2,543,418	2,543,418
Total Money Market Funds (Cost $6,363,279)			6,363,533
TOTAL INVESTMENTS IN SECURITIES–115.42% (Cost $24,923,860)			25,402,716
OTHER ASSETS LESS LIABILITIES–(15.42)%			(3,392,864)
NET ASSETS–100.00%			$22,009,852
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Investment Abbreviations:
CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
TBA	– To Be Announced
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $5,903,283, which represented 26.82% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2019.
(d)	Perpetual bond with no specified maturity date.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on June 30, 2019.
(g)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(l)	Non-income producing security.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	4	September-2019	$ 860,719	$ 4,866	$ 4,866
U.S. Treasury 5 Year Notes	11	September-2019	1,299,719	14,489	14,489
U.S. Treasury 10 Year Notes	11	September-2019	1,407,656	5,646	5,646
U.S. Treasury Ultra Bonds	5	September-2019	887,813	29,832	29,832
U.S. Treasury Long Bonds	3	September-2019	466,781	13,048	13,048
Subtotal—Long Futures Contracts				67,881	67,881
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Ultra Bonds	9	September-2019	(1,243,125)	(26,218)	(26,218)
Total Futures Contracts				$ 41,663	$ 41,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
08/30/2019	Goldman Sachs International	EUR	145,145	USD	163,256	$(2,560)

Abbreviations:
EUR	– Euro
USD	– U.S. Dollar
Portfolio Composition
By security type, based on Net Assets
as of June 30, 2019
U.S. Dollar Denominated Bonds & Notes	44.09%
U.S. Government Sponsored Agency Mortgage-Backed Securities	20.17
Asset-Backed Securities	14.64
U.S. Treasury Securities	6.24
Security Types Each Less Than 1% of Portfolio	1.37
Money Market Funds Plus Other Assets Less Liabilities	13.49
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $18,560,581)	$19,039,183
Investments in affiliated money market funds, at value (Cost $6,363,279)	6,363,533
Foreign currencies, at value (Cost $1,735)	1,763
Receivable for:
Dividends	14,555
Fund shares sold	20,262
Interest	131,116
Investments sold	1,234,230
Investment for trustee deferred compensation and retirement plans	58,375
Total assets	26,863,017
Liabilities:
Other investments:
Variation margin payable - futures contracts	1,815
Unrealized depreciation on forward foreign currency contracts outstanding	2,560
Payable for:
Investments purchased	4,715,736
Fund shares reacquired	1,444
Accrued fees to affiliates	29,521
Accrued trustees’ and officers’ fees and benefits	406
Accrued other operating expenses	41,195
Trustee deferred compensation and retirement plans	60,488
Total liabilities	4,853,165
Net assets applicable to shares outstanding	$22,009,852
Net assets consist of:
Shares of beneficial interest	$20,715,798
Distributable earnings	1,294,054
$22,009,852
Net Assets:
Series I	$21,884,704
Series II	$ 125,148
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,382,918
Series II	19,454
Series I:
Net asset value per share	$ 6.47
Series II:
Net asset value per share	$ 6.43
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Interest	$ 311,887
Dividends from affiliated money market funds	53,953
Dividends	4,765
Total investment income	370,605
Expenses:
Advisory fees	42,302
Administrative services fees	15,426
Custodian fees	4,407
Distribution fees - Series II	150
Transfer agent fees	4,684
Trustees’ and officers’ fees and benefits	11,457
Reports to shareholders	5,125
Professional services fees	25,058
Other	1,249
Total expenses	109,858
Less: Fees waived and expenses reimbursed	(54,641)
Net expenses	55,217
Net investment income	315,388
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	183,870
Foreign currencies	(2,371)
Forward foreign currency contracts	5,110
Futures contracts	47,976
234,585
Change in net unrealized appreciation (depreciation) of:
Investment securities	859,909
Foreign currencies	(357)
Forward foreign currency contracts	(1,717)
Futures contracts	18,361
876,196
Net realized and unrealized gain	1,110,781
Net increase in net assets resulting from operations	$ 1,426,169
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 315,388	$ 640,454
Net realized gain (loss)	234,585	(337,527)
Change in net unrealized appreciation (depreciation)	876,196	(756,125)
Net increase (decrease) in net assets resulting from operations	1,426,169	(453,198)
Distributions to shareholders from distributable earnings:
Series I	—	(636,171)
Series II	—	(4,086)
Total distributions from distributable earnings	—	(640,257)
Share transactions–net:
Series I	3,448,480	(2,220,996)
Series II	(995)	1,722
Net increase (decrease) in net assets resulting from share transactions	3,447,485	(2,219,274)
Net increase (decrease) in net assets	4,873,654	(3,312,729)
Net assets:
Beginning of period	17,136,198	20,448,927
End of period	$22,009,852	$ 17,136,198
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$6.00	$ 0.10	$ 0.37	$ 0.47	$ —	$6.47	7.83%	$21,885	0.59% (d)	1.17% (d)	3.35% (d)	237%
Year ended 12/31/18	6.38	0.22	(0.37)	(0.15)	(0.23)	6.00	(2.37)	17,019	0.59	1.78	3.57	339
Year ended 12/31/17	6.21	0.22	0.17	0.39	(0.22)	6.38	6.34	20,326	0.60	1.58	3.46	407
Year ended 12/31/16	6.07	0.23	0.18	0.41	(0.27)	6.21	6.66	15,485	0.55	1.68	3.71	474
Year ended 12/31/15	6.39	0.24	(0.26)	(0.02)	(0.30)	6.07	(0.37)	15,587	0.65	1.73	3.81	416
Year ended 12/31/14	6.23	0.26	0.24	0.50	(0.34)	6.39	8.03	17,821	0.75	1.77	4.04	255
Series II
Six months ended 06/30/19	5.97	0.10	0.36	0.46	—	6.43	7.71	125	0.84 (d)	1.42 (d)	3.10 (d)	237
Year ended 12/31/18	6.35	0.20	(0.37)	(0.17)	(0.21)	5.97	(2.64)	117	0.84	2.03	3.32	339
Year ended 12/31/17	6.19	0.20	0.16	0.36	(0.20)	6.35	5.89	123	0.85	1.83	3.21	407
Year ended 12/31/16	6.04	0.22	0.18	0.40	(0.25)	6.19	6.52	126	0.80	1.93	3.46	474
Year ended 12/31/15	6.36	0.22	(0.26)	(0.04)	(0.28)	6.04	(0.64)	156	0.90	1.98	3.56	416
Year ended 12/31/14	6.19	0.24	0.24	0.48	(0.31)	6.36	7.85	161	1.00	2.02	3.79	255

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $18,836 and $121 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Core Plus Bond Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Invesco V.I. Core Plus Bond Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on
Invesco V.I. Core Plus Bond Fund

investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
Invesco V.I. Core Plus Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.45%
Next $500 million	0.425%
Next $1.5 billion	0.40%
Next $2.5 billion	0.375%
Over $5 billion	0.35%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.45%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $42,302 and reimbursed Fund expenses of $12,339.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $1,327 for accounting and fund administrative services and was reimbursed $14,099 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to
Invesco V.I. Core Plus Bond Fund

significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$ 9,704,660	$ —	$ 9,704,660
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	4,438,712	—	4,438,712
Asset-Backed Securities	—	3,221,813	—	3,221,813
U.S. Treasury Securities	—	1,372,570	—	1,372,570
Preferred Stocks	152,206	—	—	152,206
Non-U.S. Dollar Denominated Bonds & Notes	—	123,462	—	123,462
Variable Rate Senior Loan Interests	—	25,281	—	25,281
Common Stocks & Other Equity Interests	35	—	444	479
Money Market Funds	6,363,533	—	—	6,363,533
Total Investments in Securities	6,515,774	18,886,498	444	25,402,716
Other Investments - Assets*
Futures Contracts	67,881	—	—	67,881
Other Investments - Liabilities*
Futures Contracts	(26,218)	—	—	(26,218)
Forward Foreign Currency Contracts	—	(2,560)	—	(2,560)
	(26,218)	(2,560)	—	(28,778)
Total Other Investments	41,663	(2,560)	—	39,103
Total Investments	$6,557,437	$18,883,938	$444	$25,441,819

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ -	$ 67,881	$ 67,881
Derivatives not subject to master netting agreements	-	(67,881)	(67,881)
Total Derivative Assets subject to master netting agreements	$ -	$ -	$ -
Invesco V.I. Core Plus Bond Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ -	$(26,218)	$ (26,218)
Unrealized depreciation on forward foreign currency contracts outstanding	(2,560)	-	(2,560)
Total Derivative Liabilities	(2,560)	(26,218)	(28,778)
Derivatives not subject to master netting agreements	-	26,218	26,218
Total Derivative Liabilities subject to master netting agreements	$(2,560)	$ -	$ (2,560)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$–	$(2,560)	$(2,560)	$–	$–	$(2,560)
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain:
Forward foreign currency contracts	$ 5,110	$ -	$ 5,110
Futures contracts	-	47,976	47,976
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,717)	-	(1,717)
Futures contracts	-	18,361	18,361
Total	$ 3,393	$ 66,337	$69,730
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$165,943	$4,433,801
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.
Invesco V.I. Core Plus Bond Fund

NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of December 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$303,213	$61,338	$364,551

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $43,063,835 and $42,347,808, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $5,204,594 and $5,281,205, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 599,942
Aggregate unrealized (depreciation) of investments	(104,950)
Net unrealized appreciation of investments	$ 494,992
Cost of investments for tax purposes is $24,946,827.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	823,154	$ 5,165,535	395,009	$ 2,447,919
Series II	9	57	3	19
Issued as reinvestment of dividends:
Series I	—	—	105,501	636,171
Series II	—	—	625	3,758
Reacquired:
Series I	(276,671)	(1,717,055)	(851,917)	(5,305,086)
Series II	(170)	(1,052)	(335)	(2,055)
Net increase (decrease) in share activity	546,322	$ 3,447,485	(351,114)	$(2,219,274)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 87% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,078.30	$3.04	$ 1,021.87	$2.96	0.59%
Series II	1,000.00	1,077.10	4.33	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Core Plus Bond Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the perfomance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board noted that the Fund’s overweight exposure to high

Invesco V.I. Core Plus Bond Fund

yield and investment grade credit as well as emerging markets negatively impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. Core Plus Bond Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Diversified Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIDDI-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	15.23%
Series II Shares	15.04
S&P 500 Index▼ (Broad Market Index)	18.54
Russell 1000 Value Index■ (Style-Specific Index)	16.24
Lipper Large-Cap Value Funds Index♦ (Peer Group Index)	15.89
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (3/1/90)	8.04%
10 Years	12.35
5 Years	7.17
1 Year	8.83
Series II Shares
Inception (6/5/00)	5.59%
10 Years	12.07
5 Years	6.90
1 Year	8.54
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a share-
holder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.65% and 0.90%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.66% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the
Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–94.46%
Aerospace & Defense–1.62%
General Dynamics Corp.	31,435	$ 5,715,512
Raytheon Co.	12,741	2,215,405
		7,930,917
Air Freight & Logistics–1.04%
United Parcel Service, Inc., Class B	49,143	5,074,998
Apparel Retail–1.30%
TJX Cos., Inc. (The)	120,274	6,360,089
Apparel, Accessories & Luxury Goods–0.50%
Columbia Sportswear Co.	24,655	2,469,445
Asset Management & Custody Banks–0.63%
Federated Investors, Inc., Class B	94,053	3,056,723
Brewers–3.21%
Anheuser-Busch InBev S.A./N.V. (Belgium)	67,964	6,019,230
Heineken N.V. (Netherlands)	86,894	9,699,119
		15,718,349
Construction Machinery & Heavy Trucks–0.98%
Cummins, Inc.	28,072	4,809,856
Consumer Finance–1.55%
American Express Co.	61,230	7,558,231
Data Processing & Outsourced Services–1.25%
Automatic Data Processing, Inc.	36,955	6,109,770
Diversified Chemicals–0.40%
BASF S.E. (Germany)	27,135	1,971,234
Electric Utilities–11.59%
American Electric Power Co., Inc.	92,439	8,135,556
Duke Energy Corp.	69,452	6,128,444
Entergy Corp.	140,559	14,467,738
Exelon Corp.	240,555	11,532,207
PPL Corp.	357,376	11,082,230
SSE PLC (United Kingdom)	373,820	5,332,240
		56,678,415
Electrical Components & Equipment–1.71%
ABB Ltd. (Switzerland)	274,667	5,515,542
Emerson Electric Co.	42,746	2,852,013
		8,367,555
Fertilizers & Agricultural Chemicals–0.65%
Nutrien Ltd. (Canada)	59,146	3,163,818
Food Distributors–1.20%
Sysco Corp.	82,831	5,857,808
Shares		Value
General Merchandise Stores–1.24%
Target Corp.	69,763	$ 6,042,173
Health Care Equipment–0.42%
Stryker Corp.	10,099	2,076,152
Household Products–4.83%
Kimberly-Clark Corp.	76,127	10,146,206
Procter & Gamble Co. (The)	122,815	13,466,665
		23,612,871
Industrial Conglomerates–1.19%
Siemens AG (Germany)	48,932	5,816,286
Industrial Machinery–2.68%
Flowserve Corp.	200,499	10,564,292
Pentair PLC	68,862	2,561,667
		13,125,959
Integrated Oil & Gas–3.76%
Royal Dutch Shell PLC, Class B (United Kingdom)	74,972	2,445,478
Suncor Energy, Inc. (Canada)	206,133	6,430,096
TOTAL S.A. (France)	170,097	9,517,115
		18,392,689
Integrated Telecommunication Services–4.76%
AT&T, Inc.	383,187	12,840,596
BT Group PLC (United Kingdom)	1,937,140	4,842,084
Deutsche Telekom AG (Germany)	321,885	5,570,378
		23,253,058
Motorcycle Manufacturers–1.20%
Harley-Davidson, Inc.	163,355	5,853,010
Multi-line Insurance–3.11%
Hartford Financial Services Group, Inc. (The)	272,803	15,200,583
Multi-Utilities–6.02%
Consolidated Edison, Inc.	98,943	8,675,322
Dominion Energy, Inc.	149,099	11,528,335
Sempra Energy	67,254	9,243,390
		29,447,047
Oil & Gas Equipment & Services–0.80%
Baker Hughes, a GE Co., Class A	159,238	3,922,032
Oil & Gas Exploration & Production–1.38%
ConocoPhillips	110,420	6,735,620
Packaged Foods & Meats–9.55%
Campbell Soup Co.	210,280	8,425,919
Danone S.A. (France)	48,693	4,129,671
General Mills, Inc.	293,216	15,399,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Diversified Dividend Fund

Shares		Value
Packaged Foods & Meats–(continued)
Kraft Heinz Co. (The)	96,897	$ 3,007,683
Mondelez International, Inc., Class A	172,453	9,295,217
Nestle S.A. (Switzerland)	62,165	6,435,864
		46,694,058
Paper Packaging–2.35%
Avery Dennison Corp.	22,193	2,567,286
International Paper Co.	115,671	5,010,868
Sonoco Products Co.	60,035	3,922,687
		11,500,841
Personal Products–1.50%
L’Oreal S.A. (France)	25,719	7,325,929
Pharmaceuticals–6.82%
Bayer AG (Germany)	92,013	6,391,161
Bristol-Myers Squibb Co.	129,512	5,873,369
Eli Lilly and Co.	65,710	7,280,011
Johnson & Johnson	39,719	5,532,062
Merck & Co., Inc.	98,880	8,291,088
		33,367,691
Property & Casualty Insurance–1.88%
Travelers Cos., Inc. (The)	61,524	9,199,068
Regional Banks–7.38%
Comerica, Inc.	15,912	1,155,848
Cullen/Frost Bankers, Inc.	36,029	3,374,476
Fifth Third Bancorp	160,460	4,476,834
KeyCorp	140,104	2,486,846
M&T Bank Corp.	62,475	10,625,123
PNC Financial Services Group, Inc. (The)	44,775	6,146,712
Shares		Value
Regional Banks–(continued)
Zions Bancorp. N.A.	170,617	$ 7,844,970
		36,110,809
Restaurants–0.46%
Darden Restaurants, Inc.	18,338	2,232,285
Soft Drinks–2.82%
Coca-Cola Co. (The)	270,768	13,787,507
Specialized REIT–1.39%
Weyerhaeuser Co.	257,195	6,774,516
Tobacco–1.29%
Altria Group, Inc.	60,755	2,876,749
Philip Morris International, Inc.	43,605	3,424,301
		6,301,050
Total Common Stocks & Other Equity Interests (Cost $363,891,783)		461,898,442
Money Market Funds–5.70%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(b)	10,871,009	10,871,009
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(b)	7,819,479	7,822,607
Invesco Treasury Portfolio, Institutional Class, 2.22%(b)	9,147,944	9,147,944
Total Money Market Funds (Cost $27,839,617)		27,841,560
TOTAL INVESTMENTS IN SECURITIES–100.16% (Cost $391,731,400)		489,740,002
OTHER ASSETS LESS LIABILITIES–(0.16)%		(769,312)
NET ASSETS–100.00%		$ 488,970,690
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
07/19/2019	JP Morgan Chase Bank N.A.	EUR	108,210	USD	121,303	$ (1,917)
07/19/2019	State Street Bank & Trust Co.	EUR	20,833,125	USD	23,350,496	(372,443)
Total Forward Foreign Currency Contracts						$(374,360)

Abbreviations:
EUR	– Euro
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Diversified Dividend Fund

Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Consumer Staples	24.40%
Utilities	17.61
Financials	14.55
Industrials	9.22
Health Care	7.24
Energy	5.94
Communication Services	4.76
Consumer Discretionary	4.70
Materials	3.40
Other Sectors, Each Less than 2% of Net Assets	2.64
Money Market Funds Plus Other Assets Less Liabilities	5.54
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $363,891,783)	$461,898,442
Investments in affiliated money market funds, at value (Cost $27,839,617)	27,841,560
Cash	23,998
Foreign currencies, at value (Cost $203,214)	203,560
Receivable for:
Fund shares sold	61,255
Investments sold	715,415
Dividends	1,072,947
Investment for trustee deferred compensation and retirement plans	88,395
Total assets	491,905,572
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	374,360
Payable for:
Investments purchased	1,406,226
Fund shares reacquired	669,136
Accrued fees to affiliates	318,250
Accrued trustees’ and officers’ fees and benefits	594
Accrued other operating expenses	42,305
Trustee deferred compensation and retirement plans	124,011
Total liabilities	2,934,882
Net assets applicable to shares outstanding	$ 488,970,690
Net assets consist of:
Shares of beneficial interest	$ 307,116,947
Distributable earnings	181,853,743
$ 488,970,690
Net Assets:
Series I	$262,870,014
Series II	$ 226,100,676
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,626,553
Series II	8,349,216
Series I:
Net asset value per share	$ 27.31
Series II:
Net asset value per share	$ 27.08
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $306,490)	$ 9,262,254
Dividends from affiliated money market funds	394,878
Total investment income	9,657,132
Expenses:
Advisory fees	1,323,805
Administrative services fees	386,696
Custodian fees	23,865
Distribution fees - Series II	273,840
Transfer agent fees	18,762
Trustees’ and officers’ fees and benefits	16,342
Reports to shareholders	5,883
Professional services fees	33,559
Other	8,440
Total expenses	2,091,192
Less: Fees waived	(19,613)
Net expenses	2,071,579
Net investment income	7,585,553
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	37,979,589
Foreign currencies	91,095
Forward foreign currency contracts	693,268
38,763,952
Change in net unrealized appreciation (depreciation) of:
Investment securities	31,477,513
Foreign currencies	1,524
Forward foreign currency contracts	(119,023)
31,360,014
Net realized and unrealized gain	70,123,966
Net increase in net assets resulting from operations	$77,709,519
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 7,585,553	$ 14,230,667
Net realized gain	38,763,952	25,484,538
Change in net unrealized appreciation (depreciation)	31,360,014	(85,816,560)
Net increase (decrease) in net assets resulting from operations	77,709,519	(46,101,355)
Distributions to shareholders from distributable earnings:
Series I	—	(22,064,854)
Series II	—	(12,822,377)
Total distributions from distributable earnings	—	(34,887,231)
Share transactions–net:
Series I	(121,875,800)	(48,998,234)
Series II	(9,212,651)	(7,380,757)
Net increase (decrease) in net assets resulting from share transactions	(131,088,451)	(56,378,991)
Net increase (decrease) in net assets	(53,378,932)	(137,367,577)
Net assets:
Beginning of period	542,349,622	679,717,199
End of period	$ 488,970,690	$ 542,349,622
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Diversified Dividend Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 23.70	$0.36	$ 3.25	$ 3.61	$ —	$ —	$ —	$ 27.31	15.23%	$262,870	0.64% (d)	0.65% (d)	2.83% (d)	3%
Year ended 12/31/18	27.18	0.63	(2.53)	(1.90)	(0.65)	(0.93)	(1.58)	23.70	(7.57)	337,461	0.64	0.65	2.38	10
Year ended 12/31/17	26.38	0.56	1.65	2.21	(0.46)	(0.95)	(1.41)	27.18	8.58	437,104	0.64	0.65	2.06	16
Year ended 12/31/16	23.27	0.50	2.93	3.43	(0.32)	—	(0.32)	26.38	14.81	439,857	0.66	0.68	2.02	14
Year ended 12/31/15	23.21	0.43	0.04	0.47	(0.41)	—	(0.41)	23.27	2.07	333,573	0.70	0.71	1.84	15
Year ended 12/31/14	20.93	0.40	2.26	2.66	(0.38)	—	(0.38)	23.21	12.83	330,370	0.72	0.73	1.80	6
Series II
Six months ended 06/30/19	23.54	0.33	3.21	3.54	—	—	—	27.08	15.04	226,101	0.89 (d)	0.90 (d)	2.58 (d)	3
Year ended 12/31/18	27.00	0.56	(2.51)	(1.95)	(0.58)	(0.93)	(1.51)	23.54	(7.78)	204,889	0.89	0.90	2.13	10
Year ended 12/31/17	26.23	0.49	1.64	2.13	(0.41)	(0.95)	(1.36)	27.00	8.31	242,614	0.89	0.90	1.81	16
Year ended 12/31/16	23.16	0.43	2.92	3.35	(0.28)	—	(0.28)	26.23	14.54	215,614	0.91	0.93	1.77	14
Year ended 12/31/15	23.11	0.37	0.04	0.41	(0.36)	—	(0.36)	23.16	1.82	132,477	0.95	0.96	1.59	15
Year ended 12/31/14	20.85	0.34	2.25	2.59	(0.33)	—	(0.33)	23.11	12.54	105,813	0.97	0.98	1.55	6

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $340,315 and $220,888 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Diversified Dividend Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Diversified Dividend Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. Diversified Dividend Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.48%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $19,613.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $39,288 for accounting and fund administrative services and was reimbursed $347,408 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish
Invesco V.I. Diversified Dividend Fund

continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six-month period ended June 30, 2019, the Fund incurred $226 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$380,887,111	$81,011,331	$—	$461,898,442
Money Market Funds	27,841,560	—	—	27,841,560
Total Investments in Securities	408,728,671	81,011,331	—	489,740,002
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(374,360)	—	(374,360)
Total Investments	$ 408,728,671	$ 80,636,971	$—	$ 489,365,642

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(374,360)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(374,360)
Invesco V.I. Diversified Dividend Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
JP Morgan Chase Bank N.A.	$ (1,917)	$ (1,917)	$–	$–	$ (1,917)
State Street Bank & Trust Co.	(372,443)	(372,443)	–	–	(372,443)
Total	$(374,360)	$(374,360)	$–	$–	$(374,360)
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$ 693,268
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(119,023)
Total	$ 574,245
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$25,964,356
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
Invesco V.I. Diversified Dividend Fund

The Fund did not have a capital loss carryforward as of December 31, 2018.
On May 24, 2019, a total of 3,660,162 Series I shares of the Fund valued at $97,177,295 were redeemed by significant shareholders and settled through a redemption-in-kind transaction, of which $6,188,994 consisted of cash, which resulted in a realized gain of $32,928,541 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $16,214,558 and $38,225,758, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$117,054,399
Aggregate unrealized (depreciation) of investments	(19,964,463)
Net unrealized appreciation of investments	$ 97,089,936
Cost of investments for tax purposes is $392,275,706.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	271,523	$ 7,033,751	1,113,850	$ 29,225,680
Series II	272,369	7,049,901	628,883	16,528,837
Issued as reinvestment of dividends:
Series I	—	—	836,424	22,064,855
Series II	—	—	489,217	12,822,377
Reacquired:
Series I	(4,880,934)	(128,909,551)	(3,794,255)	(100,288,769)
Series II	(627,486)	(16,262,552)	(1,398,007)	(36,731,971)
Net increase (decrease) in share activity	(4,964,528)	$(131,088,451)	(2,123,888)	$ (56,378,991)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,152.30	$3.42	$ 1,021.62	$3.21	0.64%
Series II	1,000.00	1,150.40	4.75	1,020.38	4.46	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Diversified Dividend Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one year period, the fifth quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one and five year periods and below the performance of the Index for the three year period. The Board noted that the

Invesco V.I. Diversified Dividend Fund

Fund’s overweight exposure to certain defensive sectors and underweight exposure to certain cyclically-oriented sectors negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Diversified Dividend Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Equally-Weighted S&P 500 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	MS-VIEWSP-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	18.93%
Series II Shares	18.74
S&P 500 Index▼ (Broad Market Index)	18.54
S&P 500 Equal Weight Index▼ (Style-Specific Index)	19.19
Lipper VUF Multi-Cap Core Funds Index■ (Peer Group Index)	16.21
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index, which is considered representative of the US stock market.
    The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core variable insurance underlying funds tracked by Lipper.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (11/9/94)	10.66%
10 Years	15.07
5 Years	8.71
1 Year	7.83
Series II Shares
Inception (7/24/00)	8.69%
10 Years	14.79
5 Years	8.44
1 Year	7.55
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.31% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Equally-Weighted S& P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.37%
Advertising–0.40%
Interpublic Group of Cos., Inc. (The)	20,305	$ 458,690
Omnicom Group, Inc.	5,646	462,690
		921,380
Aerospace & Defense–2.21%
Arconic, Inc.	19,501	503,516
Boeing Co. (The)	1,290	469,573
General Dynamics Corp.	2,616	475,641
Huntington Ingalls Industries, Inc.	2,085	468,583
L3Harris Technologies, Inc.(b)	2,350	444,455
Lockheed Martin Corp.	1,279	464,968
Northrop Grumman Corp.	1,447	467,540
Raytheon Co.	2,526	439,221
Textron, Inc.	9,062	480,648
TransDigm Group, Inc.(b)	947	458,159
United Technologies Corp.	3,587	467,027
		5,139,331
Agricultural & Farm Machinery–0.21%
Deere & Co.	2,957	490,004
Agricultural Products–0.19%
Archer-Daniels-Midland Co.	10,986	448,229
Air Freight & Logistics–0.78%
C.H. Robinson Worldwide, Inc.	5,353	451,526
Expeditors International of Washington, Inc.	6,058	459,560
FedEx Corp.	2,722	446,925
United Parcel Service, Inc., Class B	4,409	455,317
		1,813,328
Airlines–0.96%
Alaska Air Group, Inc.	7,099	453,697
American Airlines Group, Inc.	13,713	447,181
Delta Air Lines, Inc.	8,003	454,170
Southwest Airlines Co.	8,647	439,095
United Airlines Holdings, Inc.(b)	5,136	449,657
		2,243,800
Alternative Carriers–0.20%
CenturyLink, Inc.	40,374	474,798
Apparel Retail–0.98%
Foot Locker, Inc.	10,392	435,633
Gap, Inc. (The)	24,651	442,978
L Brands, Inc.	19,908	519,599
Ross Stores, Inc.	4,438	439,894
TJX Cos., Inc. (The)	8,401	444,245
		2,282,349
Shares		Value
Apparel, Accessories & Luxury Goods–1.38%
Capri Holdings Ltd.(b)	13,373	$ 463,776
Hanesbrands, Inc.	27,014	465,181
PVH Corp.	5,089	481,623
Ralph Lauren Corp.	3,996	453,906
Tapestry, Inc.	15,171	481,376
Under Armour, Inc., Class A(b)	8,697	220,469
Under Armour, Inc., Class C(b)	8,918	197,979
VF Corp.	5,135	448,542
		3,212,852
Application Software–1.59%
Adobe, Inc.(b)	1,633	481,163
ANSYS, Inc.(b)	2,272	465,351
Autodesk, Inc.(b)	2,831	461,170
Cadence Design Systems, Inc.(b)	6,617	468,550
Citrix Systems, Inc.	4,629	454,290
Intuit, Inc.	1,757	459,157
salesforce.com, inc.(b)	2,987	453,218
Synopsys, Inc.(b)	3,590	461,997
		3,704,896
Asset Management & Custody Banks–1.76%
Affiliated Managers Group, Inc.	5,071	467,242
Ameriprise Financial, Inc.	2,918	423,577
Bank of New York Mellon Corp. (The)	10,072	444,679
BlackRock, Inc.	1,002	470,239
Franklin Resources, Inc.	13,433	467,468
Invesco Ltd.(c)	21,713	444,248
Northern Trust Corp.	5,140	462,600
State Street Corp.	8,094	453,750
T. Rowe Price Group, Inc.	4,229	463,963
		4,097,766
Auto Parts & Equipment–0.40%
Aptiv PLC	5,949	480,858
BorgWarner, Inc.	10,943	459,387
		940,245
Automobile Manufacturers–0.40%
Ford Motor Co.	44,906	459,388
General Motors Co.	12,567	484,207
		943,595
Automotive Retail–0.77%
Advance Auto Parts, Inc.	2,952	455,021
AutoZone, Inc.(b)	400	439,788
CarMax, Inc.(b)	5,363	465,670
O’Reilly Automotive, Inc.(b)	1,154	426,195
		1,786,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Biotechnology–1.78%
AbbVie, Inc.	5,694	$ 414,068
Alexion Pharmaceuticals, Inc.(b)	3,799	497,593
Amgen, Inc.	2,544	468,808
Biogen, Inc.(b)	1,967	460,022
Celgene Corp.(b)	4,643	429,199
Gilead Sciences, Inc.	6,724	454,274
Incyte Corp.(b)	5,766	489,879
Regeneron Pharmaceuticals, Inc.(b)	1,467	459,171
Vertex Pharmaceuticals, Inc.(b)	2,631	482,473
		4,155,487
Brewers–0.20%
Molson Coors Brewing Co., Class B	8,298	464,688
Broadcasting–0.60%
CBS Corp., Class B	9,148	456,485
Discovery, Inc., Class A(b)	4,944	151,781
Discovery, Inc., Class C(b)	11,350	322,908
Fox Corp., Class A	8,730	319,867
Fox Corp., Class B	4,017	146,741
		1,397,782
Building Products–1.00%
A.O. Smith Corp.	9,842	464,149
Allegion PLC	4,226	467,184
Fortune Brands Home & Security, Inc.	8,297	474,008
Johnson Controls International PLC	11,217	463,374
Masco Corp.	11,704	459,265
		2,327,980
Cable & Satellite–0.58%
Charter Communications, Inc., Class A(b)	1,142	451,296
Comcast Corp., Class A	10,591	447,787
DISH Network Corp., Class A(b)	11,938	458,539
		1,357,622
Casinos & Gaming–0.40%
MGM Resorts International	16,184	462,377
Wynn Resorts, Ltd.	3,876	480,585
		942,962
Commodity Chemicals–0.38%
Dow, Inc.	8,761	432,005
LyondellBasell Industries N.V., Class A	5,180	446,153
		878,158
Communications Equipment–1.00%
Arista Networks, Inc.(b)	1,897	492,499
Cisco Systems, Inc.	8,184	447,910
F5 Networks, Inc.(b)	3,272	476,501
Juniper Networks, Inc.	16,798	447,331
Motorola Solutions, Inc.	2,793	465,677
		2,329,918
Shares		Value
Computer & Electronics Retail–0.20%
Best Buy Co., Inc.	6,787	$ 473,257
Construction & Engineering–0.40%
Jacobs Engineering Group, Inc.	5,722	482,879
Quanta Services, Inc.	11,862	453,010
		935,889
Construction Machinery & Heavy Trucks–0.81%
Caterpillar, Inc.	3,522	480,013
Cummins, Inc.	2,734	468,444
PACCAR, Inc.	6,410	459,341
Wabtec Corp.	6,590	472,898
		1,880,696
Construction Materials–0.40%
Martin Marietta Materials, Inc.	2,000	460,220
Vulcan Materials Co.	3,379	463,970
		924,190
Consumer Electronics–0.19%
Garmin Ltd.	5,615	448,077
Consumer Finance–0.78%
American Express Co.	3,673	453,395
Capital One Financial Corp.	4,947	448,891
Discover Financial Services	5,785	448,858
Synchrony Financial	13,200	457,644
		1,808,788
Copper–0.21%
Freeport-McMoRan, Inc.	42,081	488,560
Data Processing & Outsourced Services–2.69%
Alliance Data Systems Corp.	3,205	449,117
Automatic Data Processing, Inc.	2,706	447,383
Broadridge Financial Solutions, Inc.	3,443	439,602
Fidelity National Information Services, Inc.	3,691	452,812
Fiserv, Inc.(b)	5,023	457,897
FleetCor Technologies, Inc.(b)	1,643	461,436
Global Payments, Inc.	2,821	451,727
Jack Henry & Associates, Inc.	3,235	433,231
Mastercard, Inc., Class A	1,722	455,521
Paychex, Inc.	5,169	425,357
PayPal Holdings, Inc.(b)	3,857	441,472
Total System Services, Inc.	3,521	451,639
Visa, Inc., Class A	2,640	458,172
Western Union Co. (The)	22,307	443,686
		6,269,052
Department Stores–0.57%
Kohl’s Corp.	9,381	446,066
Macy’s, Inc.	20,786	446,068
Nordstrom, Inc.	13,742	437,820
		1,329,954
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Distillers & Vintners–0.39%
Brown-Forman Corp., Class B	7,965	$ 441,500
Constellation Brands, Inc., Class A	2,387	470,096
		911,596
Distributors–0.39%
Genuine Parts Co.	4,353	450,884
LKQ Corp.(b)	17,078	454,445
		905,329
Diversified Banks–0.98%
Bank of America Corp.	15,982	463,478
Citigroup, Inc.	6,641	465,069
JPMorgan Chase & Co.	4,080	456,144
U.S. Bancorp	8,482	444,457
Wells Fargo & Co.	9,830	465,156
		2,294,304
Diversified Chemicals–0.21%
Eastman Chemical Co.	6,216	483,791
Diversified Support Services–0.39%
Cintas Corp.	1,895	449,665
Copart, Inc.(b)	6,071	453,746
		903,411
Drug Retail–0.20%
Walgreens Boots Alliance, Inc.	8,524	466,007
Electric Utilities–2.68%
Alliant Energy Corp.	8,963	439,904
American Electric Power Co., Inc.	4,947	435,385
Duke Energy Corp.	5,099	449,936
Edison International	7,539	508,204
Entergy Corp.	4,391	451,966
Evergy, Inc.	7,386	444,268
Eversource Energy	5,788	438,499
Exelon Corp.	8,846	424,077
FirstEnergy Corp.	10,192	436,319
NextEra Energy, Inc.	2,164	443,317
Pinnacle West Capital Corp.	4,596	432,438
PPL Corp.	14,249	441,861
Southern Co. (The)	8,052	445,115
Xcel Energy, Inc.	7,465	444,093
		6,235,382
Electrical Components & Equipment–0.82%
AMETEK, Inc.	5,272	478,909
Eaton Corp. PLC	5,717	476,112
Emerson Electric Co.	7,139	476,314
Rockwell Automation, Inc.	2,862	468,881
		1,900,216
Electronic Components–0.40%
Amphenol Corp., Class A	4,751	455,811
Shares		Value
Electronic Components–(continued)
Corning, Inc.	14,498	$ 481,768
		937,579
Electronic Equipment & Instruments–0.41%
FLIR Systems, Inc.	8,766	474,241
Keysight Technologies, Inc.(b)	5,345	480,034
		954,275
Electronic Manufacturing Services–0.43%
IPG Photonics Corp.(b)	3,396	523,833
TE Connectivity Ltd.	4,942	473,345
		997,178
Environmental & Facilities Services–0.57%
Republic Services, Inc.	5,151	446,283
Rollins, Inc.	11,903	426,960
Waste Management, Inc.	3,911	451,212
		1,324,455
Fertilizers & Agricultural Chemicals–0.84%
CF Industries Holdings, Inc.	9,742	455,049
Corteva, Inc.(b)	17,791	526,080
FMC Corp.	5,607	465,101
Mosaic Co. (The)	20,042	501,651
		1,947,881
Financial Exchanges & Data–1.54%
Cboe Global Markets, Inc.	4,159	430,997
CME Group, Inc.	2,273	441,212
Intercontinental Exchange, Inc.	5,276	453,419
MarketAxess Holdings, Inc.	1,405	451,595
Moody’s Corp.	2,329	454,877
MSCI, Inc.	1,900	453,701
Nasdaq, Inc.	4,681	450,172
S&P Global, Inc.	1,992	453,758
		3,589,731
Food Distributors–0.19%
Sysco Corp.	6,202	438,605
Food Retail–0.17%
Kroger Co. (The)	18,473	401,049
Footwear–0.19%
NIKE, Inc., Class B	5,370	450,811
Gas Utilities–0.19%
Atmos Energy Corp.	4,268	450,530
General Merchandise Stores–0.57%
Dollar General Corp.	3,302	446,298
Dollar Tree, Inc.(b)	4,062	436,218
Target Corp.	5,104	442,058
		1,324,574
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Gold–0.21%
Newmont Goldcorp Corp.	12,473	$ 479,836
Health Care Distributors–0.78%
AmerisourceBergen Corp.	5,268	449,149
Cardinal Health, Inc.	10,148	477,971
Henry Schein, Inc.(b)	6,287	439,461
McKesson Corp.	3,366	452,357
		1,818,938
Health Care Equipment–3.18%
Abbott Laboratories	5,449	458,261
ABIOMED, Inc.(b)	1,785	464,975
Baxter International, Inc.	5,749	470,843
Becton, Dickinson and Co.	1,913	482,095
Boston Scientific Corp.(b)	11,086	476,476
Danaher Corp.	3,209	458,630
Edwards Lifesciences Corp.(b)	2,435	449,842
Hologic, Inc.(b)	9,367	449,803
IDEXX Laboratories, Inc.(b)	1,673	460,627
Intuitive Surgical, Inc.(b)	902	473,144
Medtronic PLC	4,596	447,605
ResMed, Inc.	3,794	462,982
Stryker Corp.	2,291	470,984
Teleflex, Inc.	1,398	462,948
Varian Medical Systems, Inc.(b)	3,424	466,109
Zimmer Biomet Holdings, Inc.	3,815	449,178
		7,404,502
Health Care Facilities–0.41%
HCA Healthcare, Inc.	3,538	478,231
Universal Health Services, Inc., Class B	3,650	475,924
		954,155
Health Care REITs–0.58%
HCP, Inc.	13,952	446,185
Ventas, Inc.	6,712	458,765
Welltower, Inc.	5,445	443,931
		1,348,881
Health Care Services–1.00%
Cigna Corp.	2,828	445,551
CVS Health Corp.	8,272	450,741
DaVita, Inc.(b)	9,168	515,792
Laboratory Corp. of America Holdings(b)	2,692	465,447
Quest Diagnostics, Inc.	4,435	451,527
		2,329,058
Health Care Supplies–0.57%
Align Technology, Inc.(b)	1,465	400,970
Cooper Cos., Inc. (The)	1,386	466,930
DENTSPLY SIRONA, Inc.	7,893	460,635
		1,328,535
Health Care Technology–0.20%
Cerner Corp.	6,204	454,753
Shares		Value
Home Furnishings–0.38%
Leggett & Platt, Inc.	11,986	$ 459,903
Mohawk Industries, Inc.(b)	2,942	433,857
		893,760
Home Improvement Retail–0.39%
Home Depot, Inc. (The)	2,177	452,751
Lowe’s Cos., Inc.	4,497	453,792
		906,543
Homebuilding–0.54%
D.R. Horton, Inc.	9,750	420,518
Lennar Corp., Class A	8,368	405,513
PulteGroup, Inc.	13,642	431,360
		1,257,391
Hotel & Resort REITs–0.19%
Host Hotels & Resorts, Inc.	24,476	445,953
Hotels, Resorts & Cruise Lines–0.95%
Carnival Corp.	8,435	392,649
Hilton Worldwide Holdings, Inc.	4,796	468,761
Marriott International, Inc., Class A	3,352	470,252
Norwegian Cruise Line Holdings Ltd.(b)	8,255	442,716
Royal Caribbean Cruises Ltd.	3,603	436,720
		2,211,098
Household Appliances–0.20%
Whirlpool Corp.	3,302	470,073
Household Products–0.93%
Church & Dwight Co., Inc.	5,807	424,260
Clorox Co. (The)	2,855	437,129
Colgate-Palmolive Co.	6,109	437,832
Kimberly-Clark Corp.	3,255	433,826
Procter & Gamble Co. (The)	4,029	441,780
		2,174,827
Housewares & Specialties–0.20%
Newell Brands, Inc.	30,907	476,586
Human Resource & Employment Services–0.19%
Robert Half International, Inc.	7,966	454,142
Hypermarkets & Super Centers–0.39%
Costco Wholesale Corp.	1,722	455,056
Walmart, Inc.	4,108	453,893
		908,949
Independent Power Producers & Energy Traders–0.38%
AES Corp. (The)	26,222	439,481
NRG Energy, Inc.	12,885	452,521
		892,002
Industrial Conglomerates–0.78%
3M Co.	2,687	465,765
General Electric Co.	43,809	459,995
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Industrial Conglomerates–(continued)
Honeywell International, Inc.	2,592	$ 452,537
Roper Technologies, Inc.	1,228	449,767
		1,828,064
Industrial Gases–0.39%
Air Products and Chemicals, Inc.	2,043	462,474
Linde PLC (United Kingdom)	2,210	443,768
		906,242
Industrial Machinery–1.99%
Dover Corp.	4,664	467,333
Flowserve Corp.	9,191	484,274
Fortive Corp.	5,794	472,327
Illinois Tool Works, Inc.	3,006	453,335
Ingersoll-Rand PLC	3,594	455,252
Parker-Hannifin Corp.	2,728	463,787
Pentair PLC	12,581	468,013
Snap-on, Inc.	2,737	453,357
Stanley Black & Decker, Inc.	3,166	457,835
Xylem, Inc.	5,526	462,194
		4,637,707
Industrial REITs–0.38%
Duke Realty Corp.	14,114	446,144
Prologis, Inc.	5,603	448,800
		894,944
Insurance Brokers–0.78%
Aon PLC	2,348	453,117
Arthur J. Gallagher & Co.	5,109	447,497
Marsh & McLennan Cos., Inc.	4,564	455,259
Willis Towers Watson PLC	2,353	450,694
		1,806,567
Integrated Oil & Gas–0.59%
Chevron Corp.	3,709	461,548
Exxon Mobil Corp.	6,027	461,849
Occidental Petroleum Corp.	9,088	456,945
		1,380,342
Integrated Telecommunication Services–0.39%
AT&T, Inc.	13,852	464,180
Verizon Communications, Inc.	7,689	439,273
		903,453
Interactive Home Entertainment–0.61%
Activision Blizzard, Inc.	9,823	463,646
Electronic Arts, Inc.(b)	4,832	489,288
Take-Two Interactive Software, Inc.(b)	4,060	460,932
		1,413,866
Interactive Media & Services–0.78%
Alphabet, Inc., Class A(b)	203	219,809
Alphabet, Inc., Class C(b)	209	225,910
Facebook, Inc., Class A(b)	2,470	476,710
Shares		Value
Interactive Media & Services–(continued)
TripAdvisor, Inc.(b)	9,838	$ 455,401
Twitter, Inc.(b)	12,397	432,655
		1,810,485
Internet & Direct Marketing Retail–0.79%
Amazon.com, Inc.(b)(d)	239	452,578
Booking Holdings, Inc.(b)	252	472,427
eBay, Inc.	11,517	454,921
Expedia Group, Inc.	3,533	469,995
		1,849,921
Internet Services & Infrastructure–0.39%
Akamai Technologies, Inc.(b)	5,699	456,718
VeriSign, Inc.(b)	2,183	456,596
		913,314
Investment Banking & Brokerage–0.98%
Charles Schwab Corp. (The)	10,927	439,156
E*TRADE Financial Corp.	9,890	441,094
Goldman Sachs Group, Inc. (The)	2,337	478,150
Morgan Stanley	10,433	457,070
Raymond James Financial, Inc.	5,427	458,853
		2,274,323
IT Consulting & Other Services–0.99%
Accenture PLC, Class A	2,422	447,513
Cognizant Technology Solutions Corp., Class A	7,270	460,845
DXC Technology Co.	8,664	477,820
Gartner, Inc.(b)	2,825	454,656
International Business Machines Corp.	3,315	457,138
		2,297,972
Leisure Products–0.19%
Hasbro, Inc.	4,170	440,686
Life & Health Insurance–1.37%
Aflac, Inc.	8,141	446,208
Lincoln National Corp.	7,059	454,953
MetLife, Inc.	9,181	456,020
Principal Financial Group, Inc.	8,015	464,229
Prudential Financial, Inc.	4,515	456,015
Torchmark Corp.	5,025	449,537
Unum Group	13,559	454,904
		3,181,866
Life Sciences Tools & Services–1.44%
Agilent Technologies, Inc.	6,404	478,187
Illumina, Inc.(b)	1,302	479,331
IQVIA Holdings, Inc.(b)	3,171	510,214
Mettler-Toledo International, Inc.(b)	566	475,440
PerkinElmer, Inc.	4,821	464,455
Thermo Fisher Scientific, Inc.	1,570	461,078
Waters Corp.(b)	2,204	474,389
		3,343,094
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Managed Health Care–0.96%
Anthem, Inc.	1,570	$ 443,070
Centene Corp.(b)	8,368	438,818
Humana, Inc.	1,779	471,969
UnitedHealth Group, Inc.	1,819	443,854
WellCare Health Plans, Inc.(b)	1,560	444,709
		2,242,420
Metal & Glass Containers–0.21%
Ball Corp.	6,851	479,501
Motorcycle Manufacturers–0.20%
Harley-Davidson, Inc.	12,937	463,533
Movies & Entertainment–0.59%
Netflix, Inc.(b)	1,318	484,128
Viacom, Inc., Class B	15,248	455,458
Walt Disney Co. (The)	3,163	441,681
		1,381,267
Multi-line Insurance–0.58%
American International Group, Inc.	8,405	447,818
Assurant, Inc.	4,216	448,498
Hartford Financial Services Group, Inc. (The)	8,155	454,397
		1,350,713
Multi-Sector Holdings–0.41%
Berkshire Hathaway, Inc., Class B(b)	2,183	465,350
Jefferies Financial Group, Inc.	24,925	479,308
		944,658
Multi-Utilities–1.90%
Ameren Corp.	5,842	438,793
CenterPoint Energy, Inc.	15,130	433,172
CMS Energy Corp.	7,627	441,680
Consolidated Edison, Inc.	5,047	442,521
Dominion Energy, Inc.	5,846	452,013
DTE Energy Co.	3,459	442,337
NiSource, Inc.	15,588	448,934
Public Service Enterprise Group, Inc.	7,328	431,033
Sempra Energy	3,253	447,092
WEC Energy Group, Inc.	5,314	443,028
		4,420,603
Office REITs–0.73%
Alexandria Real Estate Equities, Inc.	2,962	417,908
Boston Properties, Inc.	3,314	427,506
SL Green Realty Corp.	5,118	411,334
Vornado Realty Trust	6,769	433,893
		1,690,641
Oil & Gas Drilling–0.20%
Helmerich & Payne, Inc.	9,259	468,691
Oil & Gas Equipment & Services–1.06%
Baker Hughes, a GE Co., Class A	20,232	498,314
Shares		Value
Oil & Gas Equipment & Services–(continued)
Halliburton Co.	20,961	$ 476,653
National Oilwell Varco, Inc.	22,407	498,108
Schlumberger Ltd.	12,473	495,677
TechnipFMC PLC (United Kingdom)	19,707	511,199
		2,479,951
Oil & Gas Exploration & Production–2.68%
Anadarko Petroleum Corp.	6,417	452,783
Apache Corp.	16,302	472,269
Cabot Oil & Gas Corp.	18,853	432,865
Cimarex Energy Co.	8,207	486,921
Concho Resources, Inc.	4,555	469,985
ConocoPhillips	7,618	464,698
Devon Energy Corp.	17,390	495,963
Diamondback Energy, Inc.	4,518	492,326
EOG Resources, Inc.	5,261	490,115
Hess Corp.	7,845	498,707
Marathon Oil Corp.	34,526	490,614
Noble Energy, Inc.	22,714	508,794
Pioneer Natural Resources Co.	3,165	486,967
		6,243,007
Oil & Gas Refining & Marketing–0.87%
HollyFrontier Corp.	11,119	514,587
Marathon Petroleum Corp.	9,344	522,143
Phillips 66	5,235	489,682
Valero Energy Corp.	5,837	499,705
		2,026,117
Oil & Gas Storage & Transportation–0.60%
Kinder Morgan, Inc.	21,872	456,688
ONEOK, Inc.	6,952	478,367
Williams Cos., Inc. (The)	16,604	465,576
		1,400,631
Packaged Foods & Meats–2.24%
Campbell Soup Co.	10,604	424,902
Conagra Brands, Inc.	14,998	397,747
General Mills, Inc.	8,390	440,643
Hershey Co. (The)	3,239	434,123
Hormel Foods Corp.	10,816	438,481
JM Smucker Co. (The)	3,634	418,600
Kellogg Co.	7,909	423,685
Kraft Heinz Co. (The)	14,786	458,957
Lamb Weston Holdings, Inc.	7,261	460,057
McCormick & Co., Inc.	2,860	443,329
Mondelez International, Inc., Class A	8,140	438,746
Tyson Foods, Inc., Class A	5,470	441,648
		5,220,918
Paper Packaging–1.17%
Amcor PLC (United Kingdom)(b)	41,003	471,124
Avery Dennison Corp.	4,080	471,974
International Paper Co.	10,424	451,568
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Paper Packaging–(continued)
Packaging Corp. of America	4,701	$ 448,099
Sealed Air Corp.	10,111	432,549
Westrock Co.	12,431	453,359
		2,728,673
Personal Products–0.39%
Coty, Inc., Class A	33,001	442,213
Estee Lauder Cos., Inc. (The), Class A	2,532	463,635
		905,848
Pharmaceuticals–2.06%
Allergan PLC	3,865	647,117
Bristol-Myers Squibb Co.	9,422	427,288
Eli Lilly and Co.	4,010	444,268
Johnson & Johnson	3,199	445,557
Merck & Co., Inc.	5,407	453,377
Mylan N.V.(b)	26,331	501,342
Nektar Therapeutics(b)	13,417	477,377
Perrigo Co. PLC	10,378	494,200
Pfizer, Inc.	10,453	452,824
Zoetis, Inc.	4,044	458,953
		4,802,303
Property & Casualty Insurance–1.15%
Allstate Corp. (The)	4,387	446,114
Chubb Ltd.	2,982	439,219
Cincinnati Financial Corp.	4,327	448,580
Loews Corp.	8,369	457,533
Progressive Corp. (The)	5,467	436,978
Travelers Cos., Inc. (The)	2,985	446,317
		2,674,741
Publishing–0.22%
News Corp., Class A	28,450	383,791
News Corp., Class B	9,138	127,566
		511,357
Railroads–0.78%
CSX Corp.	5,806	449,210
Kansas City Southern	3,833	466,936
Norfolk Southern Corp.	2,300	458,459
Union Pacific Corp.	2,682	453,553
		1,828,158
Real Estate Services–0.20%
CBRE Group, Inc., Class A(b)	9,042	463,855
Regional Banks–2.74%
BB&T Corp.	8,952	439,812
Citizens Financial Group, Inc.	12,815	453,138
Comerica, Inc.	6,383	463,661
Fifth Third Bancorp	16,361	456,472
First Republic Bank	4,650	454,073
Huntington Bancshares, Inc.	33,544	463,578
KeyCorp	26,131	463,825
Shares		Value
Regional Banks–(continued)
M&T Bank Corp.	2,668	$ 453,747
People’s United Financial, Inc.	27,427	460,225
PNC Financial Services Group, Inc. (The)	3,314	454,946
Regions Financial Corp.	30,716	458,897
SunTrust Banks, Inc.	6,940	436,179
SVB Financial Group(b)	2,053	461,083
Zions Bancorp. N.A.	9,985	459,110
		6,378,746
Reinsurance–0.19%
Everest Re Group, Ltd.	1,784	440,969
Research & Consulting Services–0.79%
Equifax, Inc.	3,394	459,004
IHS Markit Ltd.(b)	7,554	481,341
Nielsen Holdings PLC	19,434	439,208
Verisk Analytics, Inc.	3,073	450,072
		1,829,625
Residential REITs–1.13%
Apartment Investment & Management Co., Class A	8,731	437,598
AvalonBay Communities, Inc.	2,145	435,821
Equity Residential	5,725	434,642
Essex Property Trust, Inc.	1,497	437,019
Mid-America Apartment Communities, Inc.	3,804	447,959
UDR, Inc.	9,613	431,528
		2,624,567
Restaurants–0.97%
Chipotle Mexican Grill, Inc.(b)	604	442,660
Darden Restaurants, Inc.	3,744	455,757
McDonald’s Corp.	2,182	453,114
Starbucks Corp.	5,319	445,892
Yum! Brands, Inc.	4,081	451,644
		2,249,067
Retail REITs–1.12%
Federal Realty Investment Trust	3,365	433,277
Kimco Realty Corp.	23,927	442,171
Macerich Co. (The)	12,978	434,633
Realty Income Corp.	6,086	419,752
Regency Centers Corp.	6,507	434,277
Simon Property Group, Inc.	2,749	439,180
		2,603,290
Semiconductor Equipment–0.62%
Applied Materials, Inc.	10,869	488,127
KLA-Tencor Corp.	4,084	482,729
Lam Research Corp.	2,534	475,986
		1,446,842
Semiconductors–2.71%
Advanced Micro Devices, Inc.(b)	14,761	448,292
Analog Devices, Inc.	4,307	486,131
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Semiconductors–(continued)
Broadcom, Inc.	1,689	$ 486,196
Intel Corp.	9,702	464,435
Maxim Integrated Products, Inc.	7,995	478,261
Microchip Technology, Inc.	5,386	466,966
Micron Technology, Inc.(b)	13,721	529,493
NVIDIA Corp.	3,098	508,785
Qorvo, Inc.(b)	7,286	485,320
QUALCOMM, Inc.	6,521	496,052
Skyworks Solutions, Inc.	6,241	482,242
Texas Instruments, Inc.	4,175	479,123
Xilinx, Inc.	4,250	501,160
		6,312,456
Soft Drinks–0.58%
Coca-Cola Co. (The)	8,733	444,684
Monster Beverage Corp.(b)	7,306	466,342
PepsiCo, Inc.	3,376	442,695
		1,353,721
Specialized Consumer Services–0.20%
H&R Block, Inc.	15,620	457,666
Specialized REITs–1.71%
American Tower Corp.	2,120	433,434
Crown Castle International Corp.	3,361	438,106
Digital Realty Trust, Inc.	3,741	440,652
Equinix, Inc.	878	442,767
Extra Space Storage, Inc.	4,146	439,890
Iron Mountain, Inc.	14,123	442,050
Public Storage	1,841	438,471
SBA Communications Corp.(b)	1,977	444,509
Weyerhaeuser Co.	17,399	458,290
		3,978,169
Specialty Chemicals–1.34%
Albemarle Corp.	6,322	445,132
Celanese Corp.	4,300	463,540
DuPont de Nemours, Inc.	5,969	448,093
Ecolab, Inc.	2,252	444,635
International Flavors & Fragrances, Inc.(e)	3,012	437,011
PPG Industries, Inc.	3,835	447,583
Sherwin-Williams Co. (The)	945	433,084
		3,119,078
Specialty Stores–0.58%
Tiffany & Co.	4,923	460,990
Tractor Supply Co.	4,221	459,245
Ulta Beauty, Inc.(b)	1,263	438,122
		1,358,357
Steel–0.20%
Nucor Corp.	8,667	477,552
Systems Software–1.01%
Fortinet, Inc.(b)	5,919	454,757
Shares		Value
Systems Software–(continued)
Microsoft Corp.	3,383	$ 453,187
Oracle Corp.	8,410	479,118
Red Hat, Inc.(b)	2,419	454,191
Symantec Corp.	23,148	503,700
		2,344,953
Technology Hardware, Storage & Peripherals–1.45%
Apple, Inc.	2,324	459,966
Hewlett Packard Enterprise Co.	31,671	473,482
HP, Inc.	22,508	467,941
NetApp, Inc.	7,348	453,372
Seagate Technology PLC	10,125	477,090
Western Digital Corp.	12,335	586,529
Xerox Corp.	13,020	461,038
		3,379,418
Tobacco–0.37%
Altria Group, Inc.	8,811	417,201
Philip Morris International, Inc.	5,804	455,788
		872,989
Trading Companies & Distributors–0.59%
Fastenal Co.	14,159	461,442
United Rentals, Inc.(b)	3,647	483,701
W.W. Grainger, Inc.	1,644	440,970
		1,386,113
Trucking–0.19%
J.B. Hunt Transport Services, Inc.	4,932	450,834
Water Utilities–0.19%
American Water Works Co., Inc.	3,789	439,524
Total Common Stocks & Other Equity Interests (Cost $149,303,714)		229,153,361
Money Market Funds–1.60%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(f)	1,397,516	1,397,516
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(f)	1,064,346	1,064,771
Invesco Treasury Portfolio, Institutional Class, 2.22%(f)	1,259,526	1,259,526
Total Money Market Funds (Cost $3,721,641)		3,721,813
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $153,025,355)		232,875,174
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.17%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(f)(g)	297,772	297,772
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(f)(g)	99,218	$ 99,258
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $397,030)		397,030
TOTAL INVESTMENTS IN SECURITIES–100.14% (Cost $153,422,385)		233,272,204
OTHER ASSETS LESS LIABILITIES–(0.14)%		(320,312)
NET ASSETS–100.00%		$232,951,892
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of June 30, 2019 represented less than 1% of the Fund’s Net Assets. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	All or a portion of this security was out on loan at June 30, 2019.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	27	September-2019	$3,974,670	$43,032	$43,032
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Information Technology	13.69%
Industrials	13.46
Financials	13.26
Health Care	12.38
Consumer Discretionary	12.03
Consumer Staples	6.24
Real Estate	6.04
Energy	6.00
Materials	5.56
Utilities	5.34
Communication Services	4.37
Money Market Funds Plus Other Assets Less Liabilities	1.63
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $148,872,425)*	$228,709,113
Investments in affiliates, at value (Cost $4,549,960)	4,563,091
Other investments:
Variation margin receivable — futures contracts	17,559
Cash	8,289
Receivable for:
Fund shares sold	38,831
Dividends	280,143
Investments sold	444,974
Investment for trustee deferred compensation and retirement plans	36,787
Total assets	234,098,787
Liabilities:
Payable for:
Investments purchased	451,595
Fund shares reacquired	21,249
Collateral upon return of securities loaned	397,030
Accrued fees to affiliates	192,021
Accrued trustees’ and officers’ fees and benefits	465
Accrued other operating expenses	45,084
Trustee deferred compensation and retirement plans	39,451
Total liabilities	1,146,895
Net assets applicable to shares outstanding	$232,951,892
Net assets consist of:
Shares of beneficial interest	$ 142,706,670
Distributable earnings	90,245,222
$232,951,892
Net Assets:
Series I	$ 27,920,594
Series II	$205,031,298
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,319,128
Series II	9,987,688
Series I:
Net asset value per share	$ 21.17
Series II:
Net asset value per share	$ 20.53

*	At June 30, 2019, securities with an aggregate value of $389,075 were on loan to brokers.
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends	$ 2,237,676
Dividends from affiliates (includes securities lending income of $568)	68,112
Total investment income	2,305,788
Expenses:
Advisory fees	136,731
Administrative services fees	159,110
Custodian fees	16,947
Distribution fees - Series II	226,866
Transfer agent fees	2,821
Trustees’ and officers’ fees and benefits	13,163
Licensing fees	22,789
Reports to shareholders	7,052
Professional services fees	29,802
Other	20,417
Total expenses	635,698
Less: Fees waived	(2,713)
Net expenses	632,985
Net investment income	1,672,803
Realized and unrealized gain from:
Net realized gain from:
Investment securities	1,794,895
Futures contracts	724,349
2,519,244
Change in net unrealized appreciation of:
Investment securities	38,538,953
Futures contracts	38,450
38,577,403
Net realized and unrealized gain	41,096,647
Net increase in net assets resulting from operations	$ 42,769,450
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 1,672,803	$ 3,868,575
Net realized gain	2,519,244	4,032,717
Change in net unrealized appreciation (depreciation)	38,577,403	(31,117,348)
Net increase (decrease) in net assets resulting from operations	42,769,450	(23,216,056)
Distributions to shareholders from distributable earnings:
Series I	—	(3,643,484)
Series II	—	(4,379,437)
Total distributions from distributable earnings	—	(8,022,921)
Share transactions–net:
Series I	(94,754,639)	(5,211,678)
Series II	25,610,569	50,915,126
Net increase (decrease) in net assets resulting from share transactions	(69,144,070)	45,703,448
Net increase (decrease) in net assets	(26,374,620)	14,464,471
Net assets:
Beginning of period	259,326,512	244,862,041
End of period	$232,951,892	$ 259,326,512
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 17.80	$ 0.16	$ 3.21	$ 3.37	$ —	$ —	$ —	$ 21.17	18.93%	$ 27,921	0.36% (d)	0.36% (d)	1.66% (d)	19%
Year ended 12/31/18	19.88	0.32	(1.80)	(1.48)	(0.23)	(0.37)	(0.60)	17.80	(7.87)	109,414	0.31	0.31	1.61	24
Year ended 12/31/17	17.24	0.29	2.87	3.16	(0.15)	(0.37)	(0.52)	19.88	18.58	127,462	0.32	0.32	1.55	22
Year ended 12/31/16	15.81	0.26	1.96	2.22	(0.10)	(0.69)	(0.79)	17.24	14.24	114,202	0.39	0.39	1.56	22
Year ended 12/31/15	19.98	0.26	(0.94)	(0.68)	(0.28)	(3.21)	(3.49)	15.81	(2.68)	27,974	0.55	0.55	1.38	25
Year ended 12/31/14	21.18	0.29	2.41	2.70	(0.33)	(3.57)	(3.90)	19.98	13.88	33,878	0.59	0.59	1.34	18
Series II
Six months ended 06/30/19	17.29	0.14	3.10	3.24	—	—	—	20.53	18.74	205,031	0.61 (d)	0.61 (d)	1.41 (d)	19
Year ended 12/31/18	19.35	0.26	(1.74)	(1.48)	(0.21)	(0.37)	(0.58)	17.29	(8.11)	149,913	0.56	0.56	1.36	24
Year ended 12/31/17	16.82	0.24	2.79	3.03	(0.13)	(0.37)	(0.50)	19.35	18.26	117,400	0.57	0.57	1.30	22
Year ended 12/31/16	15.44	0.21	1.93	2.14	(0.07)	(0.69)	(0.76)	16.82	14.01	48,936	0.64	0.64	1.31	22
Year ended 12/31/15	19.60	0.21	(0.92)	(0.71)	(0.24)	(3.21)	(3.45)	15.44	(2.92)	38,643	0.80	0.80	1.13	25
Year ended 12/31/14	20.84	0.23	2.37	2.60	(0.27)	(3.57)	(3.84)	19.60	13.61	37,205	0.84	0.84	1.09	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $46,778 and $182,997 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Equally-Weighted S& P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Equally-Weighted S&P 500 Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.
Invesco V.I. Equally-Weighted S&P 500 Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.12%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $2,713.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to
Invesco V.I. Equally-Weighted S&P 500 Fund

inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $16,083 for accounting and fund administrative services and was reimbursed $143,027 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$229,153,361	$—	$—	$229,153,361
Money Market Funds	4,118,843	—	—	4,118,843
Total Investments in Securities	233,272,204	—	—	233,272,204
Other Investments - Assets*
Futures Contracts	43,032	—	—	43,032
Total Investments	$233,315,236	$—	$—	$233,315,236

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Invesco V.I. Equally-Weighted S&P 500 Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 43,032
Derivatives not subject to master netting agreements	(43,032)
Total Derivative Assets subject to master netting agreements	$ -

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$724,349
Change in Net Unrealized Appreciation:
Futures contracts	38,450
Total	$ 762,799
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$5,063,092
NOTE 5—Investments in Affiliates
	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (loss)	Value 06/30/19	Dividend Income
Invesco Ltd.	$524,213	$43,508	$(216,034)	$221,606	$(129,045)	$444,248	$13,386
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date
Invesco V.I. Equally-Weighted S&P 500 Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $42,311,831 and $107,904,251, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$80,647,070
Aggregate unrealized (depreciation) of investments	(2,780,027)
Net unrealized appreciation of investments	$ 77,867,043
Cost of investments for tax purposes is $155,448,193.
NOTE 10—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	146,512	$ 2,931,280	424,677	$ 8,542,209
Series II	1,688,446	32,964,865	3,056,048	59,434,939
Issued as reinvestment of dividends:
Series I	—	—	174,246	3,643,484
Series II	—	—	215,418	4,379,437
Reacquired:
Series I	(4,975,019)	(97,685,919)	(863,544)	(17,397,371)
Series II	(372,862)	(7,354,296)	(667,704)	(12,899,250)
Net increase (decrease) in share activity	(3,512,923)	$(69,144,070)	2,339,141	$ 45,703,448

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,189.30	$ 1.95	$1,023.01	$ 1.81	0.36%
Series II	1,000.00	1,187.40	3.31	1,021.77	3.06	0.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Multi-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period, the third quintile for the three year period and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was reasonably comparable to the performance of the Index for the one year period, and above the performance of the Index for the three and five year periods.

Invesco V.I. Equally-Weighted S&P 500 Fund

The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board noted that underweight exposure to certain sectors and capitalization sizes driven by the Fund’s equally-weighted investment process detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only three funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Equally-Weighted S&P 500 Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Equity and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIEQI-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	13.34%
Series II Shares	13.15
Russell 1000 Value Index▼ (Broad Market Index)	16.24
Bloomberg Barclays U.S. Government/Credit Index■ (Style-Specific Index)	6.90
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index♦ (Peer Group Index)	13.11
Source(s): ▼RIMES Technologies Corp.; ■ FactSet Research Systems Inc.; ♦ Lipper Inc.
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
    The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
10 Years	10.08
5 Years	5.64
1 Year	3.71
Series II Shares
Inception (4/30/03)	7.68%
10 Years	9.87
5 Years	5.38
1 Year	3.40
Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.55% and 0.80%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.56% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insur-
ance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns

Invesco V.I. Equity and Income Fund

would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
Invesco V.I. Equity and Income Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–60.09%
Aerospace & Defense–1.38%
General Dynamics Corp.	95,327	$ 17,332,355
Apparel, Accessories & Luxury Goods–0.86%
Capri Holdings Ltd.(b)	309,539	10,734,813
Asset Management & Custody Banks–0.26%
State Street Corp.	58,755	3,293,805
Automobile Manufacturers–1.71%
General Motors Co.	555,589	21,406,844
Biotechnology–0.55%
Celgene Corp.(b)	74,177	6,856,922
Broadcasting–0.53%
CBS Corp., Class B	133,187	6,646,031
Building Products–1.17%
Johnson Controls International PLC	354,835	14,658,234
Cable & Satellite–2.08%
Charter Communications, Inc., Class A(b)	44,119	17,434,946
Comcast Corp., Class A	204,606	8,650,742
		26,085,688
Commodity Chemicals–0.45%
Dow, Inc.	114,081	5,625,334
Communications Equipment–1.18%
Cisco Systems, Inc.	270,474	14,803,042
Diversified Banks–8.77%
Bank of America Corp.	1,121,830	32,533,070
Citigroup, Inc.	576,167	40,348,975
JPMorgan Chase & Co.	219,224	24,509,243
Wells Fargo & Co.	267,925	12,678,211
		110,069,499
Electric Utilities–0.73%
Duke Energy Corp.	57,128	5,040,975
FirstEnergy Corp.	97,565	4,176,757
		9,217,732
Fertilizers & Agricultural Chemicals–1.01%
Corteva, Inc.(b)	238,497	7,052,357
Nutrien Ltd. (Canada)	106,057	5,669,807
		12,722,164
Food Distributors–0.88%
US Foods Holding Corp.(b)	307,820	11,007,643
Shares		Value
Health Care Distributors–0.92%
McKesson Corp.	86,312	$ 11,599,470
Health Care Equipment–1.55%
Medtronic PLC	84,113	8,191,765
Zimmer Biomet Holdings, Inc.	96,144	11,319,995
		19,511,760
Health Care Services–0.90%
CVS Health Corp.	207,163	11,288,312
Health Care Supplies–0.41%
Alcon, Inc. (Switzerland)(b)	84,016	5,196,243
Home Improvement Retail–0.57%
Kingfisher PLC (United Kingdom)	2,600,730	7,104,838
Hotels, Resorts & Cruise Lines–1.21%
Carnival Corp.	327,368	15,238,980
Industrial Machinery–0.88%
Ingersoll-Rand PLC	86,988	11,018,770
Insurance Brokers–1.15%
Willis Towers Watson PLC	75,177	14,399,403
Integrated Oil & Gas–3.70%
BP PLC (United Kingdom)	1,941,231	13,566,139
Chevron Corp.	91,536	11,390,740
Occidental Petroleum Corp.	93,363	4,694,291
Royal Dutch Shell PLC, Class A (United Kingdom)	514,510	16,847,501
		46,498,671
Internet & Direct Marketing Retail–0.86%
eBay, Inc.	273,704	10,811,308
Investment Banking & Brokerage–2.55%
Goldman Sachs Group, Inc. (The)	62,388	12,764,585
Morgan Stanley	438,939	19,229,917
		31,994,502
IT Consulting & Other Services–0.68%
Cognizant Technology Solutions Corp., Class A	133,759	8,478,983
Managed Health Care–0.64%
Anthem, Inc.	28,590	8,068,384
Multi-line Insurance–2.02%
American International Group, Inc.	476,352	25,380,035
Oil & Gas Equipment & Services–1.35%
Schlumberger Ltd.	141,916	5,639,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Shares		Value
Oil & Gas Equipment & Services–(continued)
TechnipFMC PLC (United Kingdom)	437,347	$ 11,344,781
		16,984,523
Oil & Gas Exploration & Production–2.53%
Canadian Natural Resources Ltd. (Canada)	264,501	7,131,862
Devon Energy Corp.	466,432	13,302,641
Marathon Oil Corp.	797,987	11,339,395
		31,773,898
Other Diversified Financial Services–1.17%
AXA Equitable Holdings, Inc.	267,642	5,593,718
Voya Financial, Inc.	164,545	9,099,338
		14,693,056
Packaged Foods & Meats–1.50%
Mondelez International, Inc., Class A	348,748	18,797,517
Pharmaceuticals–4.45%
Bristol-Myers Squibb Co.	204,707	9,283,462
Johnson & Johnson	180,556	25,147,840
Novartis AG (Switzerland)	142,422	13,026,914
Sanofi (France)	97,231	8,411,347
		55,869,563
Railroads–0.87%
CSX Corp.	140,470	10,868,164
Regional Banks–2.05%
Citizens Financial Group, Inc.	462,596	16,357,395
First Horizon National Corp.	13,802	206,064
PNC Financial Services Group, Inc. (The)	67,222	9,228,236
		25,791,695
Semiconductors–2.04%
Intel Corp.	323,798	15,500,210
QUALCOMM, Inc.	132,955	10,113,887
		25,614,097
Specialty Chemicals–0.56%
DuPont de Nemours, Inc.	94,175	7,069,717
Systems Software–1.57%
Oracle Corp.	344,924	19,650,320
Technology Hardware, Storage & Peripherals–0.82%
Apple, Inc.	51,839	10,259,975
Tobacco–1.58%
Philip Morris International, Inc.	252,120	19,798,984
Total Common Stocks & Other Equity Interests (Cost $601,245,710)		754,221,274
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–20.55%
Aerospace & Defense–0.11%
BAE Systems Holdings, Inc. (United Kingdom), 2.85%, 12/15/2020(c)	$ 262,000	$ 263,053
General Dynamics Corp., 2.88%, 05/11/2020	397,000	399,057
Precision Castparts Corp., 2.50%, 01/15/2023	333,000	335,290
United Technologies Corp., 4.45%, 11/16/2038	299,000	335,784
		1,333,184
Agricultural & Farm Machinery–0.09%
Deere & Co., 2.60%, 06/08/2022	1,161,000	1,175,221
Agricultural Products–0.02%
Ingredion, Inc., 6.63%, 04/15/2037	232,000	291,208
Air Freight & Logistics–0.13%
FedEx Corp.,
4.90%, 01/15/2034	402,000	468,107
5.10%, 01/15/2044	828,000	911,343
United Parcel Service, Inc., 3.40%, 11/15/2046	236,000	225,582
		1,605,032
Airlines–0.15%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	308,287	319,185
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, 4.75%, 01/12/2021	126,696	130,139
Series 2012-1, Class A, 4.15%, 04/11/2024	327,680	343,753
United Airlines Pass Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	398,317	414,568
Series 2018-1, Class AA, 3.50%, 03/01/2030	486,383	497,644
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, 5.00%, 10/23/2023(c)	137,937	142,123
		1,847,412
Alternative Carriers–0.20%
GCI Liberty, Inc., Conv., 1.75%, 10/05/2023(c)(d)	2,143,000	2,515,739
Application Software–0.64%
Nuance Communications, Inc.,
Conv., 1.00%, 12/15/2022(d)	2,458,000	2,319,304
1.25%, 04/01/2025	1,558,000	1,534,481
RealPage, Inc., Conv., 1.50%, 11/15/2022	628,000	943,134
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Application Software–(continued)
Workday, Inc., Conv., 0.25%, 10/01/2022	$ 2,173,000	$ 3,265,043
		8,061,962
Asset Management & Custody Banks–0.29%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(c)	2,715,000	2,821,464
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	420,000	437,769
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(c)	98,000	101,112
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(c)	287,000	319,220
		3,679,565
Automobile Manufacturers–0.18%
Ford Motor Credit Co. LLC,
3.10%, 05/04/2023	267,000	263,185
3.81%, 01/09/2024	445,000	447,329
4.13%, 08/04/2025	687,000	688,475
General Motors Co., 6.60%, 04/01/2036	361,000	400,223
General Motors Financial Co., Inc., 5.25%, 03/01/2026	459,000	492,746
		2,291,958
Automotive Retail–0.05%
Advance Auto Parts, Inc., 4.50%, 12/01/2023	602,000	646,089
Biotechnology–0.83%
AbbVie, Inc., 4.50%, 05/14/2035	656,000	675,054
BioMarin Pharmaceutical, Inc., Conv., 1.50%, 10/15/2020	2,172,000	2,440,785
Celgene Corp.,
4.00%, 08/15/2023	485,000	512,653
4.63%, 05/15/2044	1,390,000	1,585,304
Gilead Sciences, Inc.,
2.55%, 09/01/2020	1,643,000	1,647,456
4.40%, 12/01/2021	448,000	468,461
Medicines Co. (The), Conv., 2.75%, 07/15/2023	853,000	857,417
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	1,685,000	2,219,140
		10,406,270
Brewers–0.30%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	914,000	1,006,655
4.90%, 02/01/2046	1,021,000	1,136,541
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)	910,000	945,890
Principal Amount		Value
Brewers–(continued)
Molson Coors Brewing Co.,
1.45%, 07/15/2019	$ 311,000	$ 310,881
4.20%, 07/15/2046	361,000	348,976
		3,748,943
Cable & Satellite–1.34%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	969,000	1,018,256
Comcast Corp.,
4.15%, 10/15/2028	905,000	998,334
6.45%, 03/15/2037	278,000	376,918
3.90%, 03/01/2038	746,000	787,254
4.60%, 10/15/2038	364,000	417,117
DISH Network Corp., Conv., 3.38%, 08/15/2026	4,505,000	4,390,952
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024(c)	830,000	839,789
Liberty Media Corp.,
Conv., 2.25%, 10/05/2021(d)	1,399,000	754,666
1.38%, 10/15/2023	5,513,000	6,201,824
Liberty Formula One, Conv., 1.00%, 01/30/2023	520,000	613,476
NBCUniversal Media LLC,
5.15%, 04/30/2020	161,000	164,647
5.95%, 04/01/2041	197,000	258,863
		16,822,096
Commodity Chemicals–0.07%
Basell Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(c)	678,000	860,923
Communications Equipment–0.37%
Finisar Corp., Conv., 0.50%, 12/15/2021(d)	1,013,000	990,132
Viavi Solutions, Inc.,
Conv., 1.75%, 06/01/2023	1,295,000	1,503,243
1.00%, 03/01/2024	1,806,000	2,126,565
		4,619,940
Consumer Finance–0.15%
American Express Co., 3.63%, 12/05/2024	306,000	321,354
Capital One Financial Corp., 3.20%, 01/30/2023	943,000	967,113
Synchrony Financial, 3.95%, 12/01/2027	546,000	545,624
		1,834,091
Data Processing & Outsourced Services–0.17%
Euronet Worldwide, Inc., Conv., 0.75%, 03/15/2025(c)(d)	554,000	673,758
Fiserv, Inc., 3.80%, 10/01/2023	1,397,000	1,471,703
		2,145,461
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Diversified Banks–2.08%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.88%, 01/25/2022(c)	$ 350,000	$ 354,076
Australia & New Zealand Banking Group Ltd. (Australia),
2.70%, 11/16/2020	2,690,000	2,705,964
2.30%, 06/01/2021	713,000	713,226
Bank of America Corp., 3.25%, 10/21/2027	515,000	527,872
Bank of Montreal (Canada), 2.10%, 12/12/2019	2,346,000	2,343,504
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(c)	700,000	731,850
Citigroup, Inc.,
3.67%, 07/24/2028(e)	496,000	517,814
6.68%, 09/13/2043	741,000	1,028,425
5.30%, 05/06/2044	228,000	271,379
4.75%, 05/18/2046	341,000	386,957
Commonwealth Bank of Australia (Australia), 2.25%, 03/10/2020(c)	987,000	986,808
Discover Bank, 3.35%, 02/06/2023	1,500,000	1,535,570
JPMorgan Chase & Co.,
4.50%, 01/24/2022	74,000	77,978
3.20%, 06/15/2026	379,000	390,207
3.51%, 01/23/2029(e)	1,043,000	1,086,604
4.26%, 02/22/2048(e)	479,000	529,237
3.90%, 01/23/2049(e)	1,043,000	1,094,871
Series V, 5.64%(f)	582,000	580,865
Mizuho Bank, Ltd. (Japan), 2.65%, 09/25/2019(c)	675,000	675,421
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(c)	200,000	212,695
National Australia Bank Ltd. (Australia), 1.88%, 07/12/2021	945,000	936,998
SMBC Aviation Capital Finance DAC (Ireland), 2.65%, 07/15/2021(c)	315,000	314,905
Societe Generale S.A. (France),
2.63%, 09/16/2020(c)	890,000	892,832
5.00%, 01/17/2024(c)	735,000	780,205
Standard Chartered PLC (United Kingdom), 3.05%, 01/15/2021(c)	680,000	685,823
Sumitomo Mitsui Banking Corp. (Japan), 2.65%, 07/23/2020	715,000	717,721
Toronto-Dominion Bank (The) (Canada), 2.65%, 06/12/2024	560,000	565,138
U.S. Bancorp, Series W, 3.10%, 04/27/2026	2,087,000	2,133,080
Wells Fargo & Co.,
3.55%, 09/29/2025	596,000	622,364
4.10%, 06/03/2026	410,000	434,725
4.65%, 11/04/2044	1,092,000	1,216,321
		26,051,435
Principal Amount		Value
Diversified Capital Markets–0.65%
Credit Suisse AG (Switzerland), 6.50%, 08/08/2023(c)	$ 686,000	$ 756,744
Credit Suisse Group AG (Switzerland), Conv., 0.50%, 06/24/2024(c)	7,880,000	7,420,596
		8,177,340
Diversified Chemicals–0.02%
Eastman Chemical Co., 2.70%, 01/15/2020	226,000	225,900
Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (Australia), 7.13%, 07/15/2028	182,000	243,368
Drug Retail–0.14%
CVS Pass Through Trust, 6.04%, 12/10/2028	656,762	735,446
Walgreens Boots Alliance, Inc.,
3.30%, 11/18/2021	548,000	559,057
4.50%, 11/18/2034	404,000	415,893
		1,710,396
Electric Utilities–0.36%
Electricite de France S.A. (France),
5.63% (c)(f)	745,000	766,020
4.60%, 01/27/2020(c)	138,000	139,716
4.88%, 01/22/2044(c)	846,000	936,574
Georgia Power Co., 2.00%, 03/30/2020	1,897,000	1,889,942
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	519,000	542,054
Ohio Power Co., Series M, 5.38%, 10/01/2021	182,000	194,373
PPL Electric Utilities Corp., 6.25%, 05/15/2039	46,000	63,016
		4,531,695
Environmental & Facilities Services–0.04%
Waste Management, Inc., 3.90%, 03/01/2035	427,000	456,718
Food Retail–0.01%
Alimentation Couche-Tard, Inc. (Canada), 4.50%, 07/26/2047(c)	110,000	110,800
General Merchandise Stores–0.03%
Dollar General Corp., 3.25%, 04/15/2023	333,000	342,158
Health Care Equipment–1.22%
Becton, Dickinson and Co.,
2.68%, 12/15/2019	250,000	250,104
4.88%, 05/15/2044	342,000	368,058
DexCom, Inc.,
Conv., 0.75%, 05/15/2022	2,356,000	3,765,464
0.75%, 12/01/2023(c)	2,639,000	3,101,886
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Health Care Equipment–(continued)
Insulet Corp., Conv., 1.38%, 11/15/2024	$ 433,000	$ 616,768
Medtronic, Inc.,
3.15%, 03/15/2022	980,000	1,008,441
4.38%, 03/15/2035	326,000	375,652
NuVasive, Inc., Conv., 2.25%, 03/15/2021	1,710,000	1,946,194
Wright Medical Group N.V., Conv., 2.25%, 11/15/2021	897,000	1,330,924
Wright Medical Group, Inc., Conv., 1.63%, 06/15/2023	2,296,000	2,529,905
		15,293,396
Health Care REITs–0.31%
HCP, Inc.,
2.63%, 02/01/2020	2,679,000	2,680,724
4.20%, 03/01/2024	438,000	463,646
3.88%, 08/15/2024	461,000	483,396
Ventas Realty L.P., 5.70%, 09/30/2043	196,000	235,107
		3,862,873
Health Care Services–0.22%
Cigna Corp., 4.80%, 08/15/2038(c)	298,000	321,466
CVS Health Corp.,
3.38%, 08/12/2024	341,000	349,360
4.10%, 03/25/2025	1,237,000	1,304,830
Laboratory Corp. of America Holdings,
3.20%, 02/01/2022	548,000	557,201
4.70%, 02/01/2045	241,000	249,514
		2,782,371
Home Improvement Retail–0.09%
Home Depot, Inc. (The), 2.00%, 04/01/2021	575,000	574,758
Lowe’s Cos., Inc., 4.55%, 04/05/2049	508,000	548,289
		1,123,047
Homebuilding–0.07%
MDC Holdings, Inc., 6.00%, 01/15/2043	956,000	898,640
Hotel & Resort REITs–0.04%
Hospitality Properties Trust,
5.00%, 08/15/2022	182,000	190,867
4.50%, 06/15/2023	246,000	254,821
		445,688
Housewares & Specialties–0.04%
Tupperware Brands Corp., 4.75%, 06/01/2021	433,000	444,730
Insurance Brokers–0.05%
Marsh & McLennan Cos., Inc., 4.75%, 03/15/2039	333,000	382,292
Principal Amount		Value
Insurance Brokers–(continued)
Willis North America, Inc., 3.60%, 05/15/2024	$ 228,000	$ 235,779
		618,071
Integrated Oil & Gas–0.12%
Husky Energy, Inc. (Canada), 3.95%, 04/15/2022	274,000	283,642
Occidental Petroleum Corp., 3.40%, 04/15/2026	333,000	339,442
Petroleos Mexicanos (Mexico), 4.88%, 01/24/2022	520,000	519,480
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	304,000	317,275
		1,459,839
Integrated Telecommunication Services–0.56%
AT&T, Inc.,
3.00%, 06/30/2022	474,000	482,284
3.40%, 05/15/2025	263,000	270,439
4.30%, 02/15/2030	318,000	339,876
4.50%, 05/15/2035	421,000	441,507
5.35%, 09/01/2040	92,000	103,932
5.15%, 03/15/2042	82,000	89,708
4.80%, 06/15/2044	851,000	899,224
5.15%, 11/15/2046	128,000	141,598
Orange S.A. (France), 1.63%, 11/03/2019	1,323,000	1,318,936
Telefonica Emisiones S.A. (Spain),
7.05%, 06/20/2036	328,000	430,429
4.67%, 03/06/2038	750,000	780,070
5.21%, 03/08/2047	700,000	772,071
Verizon Communications, Inc.,
4.40%, 11/01/2034	297,000	329,518
4.81%, 03/15/2039	459,000	529,049
4.13%, 08/15/2046	77,000	80,411
		7,009,052
Interactive Media & Services–0.14%
YY, Inc. (China), 1.38%, 06/15/2024(c)(d)	1,738,000	1,768,429
Internet & Direct Marketing Retail–0.51%
Amazon.com, Inc., 2.60%, 12/05/2019	1,510,000	1,511,920
Ctrip.com International, Ltd. (China), Conv., 1.25%, 09/15/2019(d)	2,721,000	2,709,888
Liberty Expedia Holdings, Inc., Conv., 1.00%, 07/05/2022(c)(d)	1,432,000	1,433,118
QVC, Inc., 5.45%, 08/15/2034	802,000	790,515
		6,445,441
Internet Services & Infrastructure–0.26%
IAC Financeco 3, Inc., Conv., 2.00%, 01/15/2030(c)	3,211,000	3,312,025
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Investment Banking & Brokerage–0.58%
Goldman Sachs Group, Inc. (The),
5.25%, 07/27/2021	$ 364,000	$ 384,558
4.25%, 10/21/2025	502,000	532,772
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	5,920,000	5,636,728
Morgan Stanley, 4.00%, 07/23/2025	619,000	663,166
		7,217,224
IT Consulting & Other Services–0.04%
DXC Technology Co., 4.45%, 09/18/2022	446,000	470,567
Life & Health Insurance–0.36%
Athene Global Funding,
4.00%, 01/25/2022(c)	1,110,000	1,148,424
2.75%, 06/25/2024(c)	260,000	259,371
Guardian Life Global Funding, 2.90%, 05/06/2024(c)	669,000	686,691
Jackson National Life Global Funding,
2.10%, 10/25/2021(c)	479,000	475,667
3.25%, 01/30/2024(c)	438,000	451,246
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(c)	405,000	462,141
Prudential Financial, Inc.,
3.91%, 12/07/2047	141,000	147,347
3.94%, 12/07/2049	451,000	473,562
Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(c)	423,000	426,610
		4,531,059
Movies & Entertainment–0.18%
Live Nation Entertainment, Inc., 2.50%, 03/15/2023	1,953,000	2,316,568
Multi-line Insurance–0.17%
American Financial Group, Inc., 4.50%, 06/15/2047	474,000	481,217
American International Group, Inc.,
2.30%, 07/16/2019	351,000	350,973
4.38%, 01/15/2055	656,000	660,553
Metropolitan Life Global Funding I, 2.05%, 06/12/2020(c)	590,000	589,396
		2,082,139
Multi-Utilities–0.09%
NiSource, Inc., 4.38%, 05/15/2047	562,000	601,265
Sempra Energy, 3.80%, 02/01/2038	551,000	534,968
		1,136,233
Office REITs–0.05%
Government Properties Income Trust, 4.00%, 07/15/2022	664,000	671,290
Principal Amount		Value
Oil & Gas Equipment & Services–0.19%
Helix Energy Solutions Group, Inc., Conv., 4.25%, 05/01/2022	$ 1,105,000	$ 1,114,453
Oil States International, Inc., Conv., 1.50%, 02/15/2023	1,451,000	1,297,786
		2,412,239
Oil & Gas Exploration & Production–0.14%
Chesapeake Energy Corp., Conv., 5.50%, 09/15/2026	948,000	759,043
ConocoPhillips Co., 4.15%, 11/15/2034	217,000	233,645
Noble Energy, Inc., 5.25%, 11/15/2043	756,000	814,993
		1,807,681
Oil & Gas Storage & Transportation–0.88%
Energy Transfer Operating L.P.,
7.50%, 10/15/2020	2,392,000	2,537,715
4.20%, 09/15/2023	1,722,000	1,805,804
4.90%, 03/15/2035	325,000	327,449
Enterprise Products Operating LLC,
2.55%, 10/15/2019	337,000	336,916
5.25%, 01/31/2020	141,000	143,201
6.45%, 09/01/2040	23,000	29,554
4.25%, 02/15/2048	686,000	710,825
Kinder Morgan, Inc., 5.30%, 12/01/2034	384,000	434,609
MPLX L.P.,
4.50%, 07/15/2023	1,656,000	1,757,028
4.50%, 04/15/2038	799,000	807,318
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	323,000	330,847
Spectra Energy Partners, L.P., 4.50%, 03/15/2045	488,000	515,801
Sunoco Logistics Partners Operations L.P.,
5.50%, 02/15/2020	487,000	495,174
5.30%, 04/01/2044	587,000	607,474
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	169,000	221,216
		11,060,931
Other Diversified Financial Services–0.14%
ERAC USA Finance LLC, 2.35%, 10/15/2019(c)	851,000	850,019
MassMutual Global Funding II, 2.00%, 04/15/2021(c)	945,000	941,866
		1,791,885
Packaged Foods & Meats–0.31%
General Mills, Inc., 2.20%, 10/21/2019	774,000	773,036
J. M. Smucker Co. (The), 2.50%, 03/15/2020	3,038,000	3,037,855
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Packaged Foods & Meats–(continued)
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	$ 60,000	$ 64,936
		3,875,827
Paper Packaging–0.11%
International Paper Co., 6.00%, 11/15/2041	223,000	261,594
Packaging Corp. of America, 4.50%, 11/01/2023	1,037,000	1,110,620
		1,372,214
Pharmaceuticals–0.74%
Allergan Funding SCS, 4.85%, 06/15/2044	864,000	897,701
Bayer US Finance II LLC (Germany),
2.13%, 07/15/2019(c)	279,000	278,938
4.38%, 12/15/2028(c)	985,000	1,038,686
Bayer US Finance LLC (Germany),
2.38%, 10/08/2019(c)	2,070,000	2,067,406
3.00%, 10/08/2021(c)	590,000	594,387
Bristol-Myers Squibb Co., 4.13%, 06/15/2039(c)	603,000	654,372
GlaxoSmithKline Capital, Inc. (United Kingdom), 6.38%, 05/15/2038	64,000	89,434
Jazz Investments I Ltd., Conv., 1.88%, 08/15/2021	1,455,000	1,486,179
Mylan N.V., 3.15%, 06/15/2021	393,000	393,106
Pacira BioSciences Inc., Conv., 2.38%, 04/01/2022	721,000	740,006
Supernus Pharmaceuticals, Inc., 0.63%, 04/01/2023	696,000	682,672
Zoetis, Inc., 4.70%, 02/01/2043	333,000	376,502
		9,299,389
Property & Casualty Insurance–0.35%
Allstate Corp. (The), 3.28%, 12/15/2026	292,000	305,286
Liberty Mutual Group, Inc., 4.85%, 08/01/2044(c)	887,000	974,103
Markel Corp.,
5.00%, 03/30/2043	351,000	370,015
5.00%, 05/20/2049	482,000	525,394
PartnerRe Finance B LLC, 3.70%, 07/02/2029	1,015,000	1,033,813
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	605,000	717,098
WR Berkley Corp., 4.63%, 03/15/2022	382,000	404,070
		4,329,779
Railroads–0.21%
Burlington Northern Santa Fe, LLC, 5.15%, 09/01/2043	901,000	1,119,960
CSX Corp., 5.50%, 04/15/2041	346,000	418,551
Principal Amount		Value
Railroads–(continued)
Union Pacific Corp.,
3.65%, 02/15/2024	$ 92,000	$ 96,618
4.85%, 06/15/2044	519,000	596,899
4.15%, 01/15/2045	401,000	423,190
		2,655,218
Regional Banks–0.09%
Citizens Financial Group, Inc., 2.38%, 07/28/2021	415,000	414,707
The PNC Financial Services Group, Inc., 3.45%, 04/23/2029	669,000	704,588
		1,119,295
Reinsurance–0.03%
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	352,000	381,068
Renewable Electricity–0.04%
Oglethorpe Power Corp., 4.55%, 06/01/2044	529,000	549,744
Restaurants–0.06%
Starbucks Corp., 3.55%, 08/15/2029	685,000	717,095
Retail REITs–0.02%
Regency Centers, L.P., 4.65%, 03/15/2049	256,000	286,147
Semiconductor Equipment–0.16%
Applied Materials, Inc., 2.63%, 10/01/2020	1,979,000	1,989,903
Semiconductors–0.81%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	610,000	616,610
Cree, Inc., Conv., 0.88%, 09/01/2023(c)	3,209,000	3,722,225
Microchip Technology, Inc., Conv., 1.63%, 02/15/2027	1,983,000	2,341,130
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(c)	656,000	727,281
ON Semiconductor Corp., Conv., 1.00%, 12/01/2020	1,548,000	1,905,577
Silicon Laboratories, Inc., Conv., 1.38%, 03/01/2022	563,000	701,786
Texas Instruments, Inc., 2.63%, 05/15/2024	210,000	213,903
		10,228,512
Specialized Finance–0.94%
Convertible Trust - Consumer, Series 2018-1, 0.25%, 01/17/2024	5,674,000	5,811,878
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Specialized Finance–(continued)
Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	$ 5,897,000	$ 5,928,844
		11,740,722
Specialized REITs–0.31%
Crown Castle International Corp.,
3.80%, 02/15/2028	1,743,000	1,810,899
4.75%, 05/15/2047	46,000	49,599
EPR Properties, 4.75%, 12/15/2026	1,556,000	1,649,442
LifeStorage L.P., 3.50%, 07/01/2026	404,000	404,178
		3,914,118
Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	156,000	166,467
Systems Software–0.27%
FireEye, Inc.,
Series A, Conv., 1.00%, 06/01/2020(d)	1,566,000	1,526,850
Series B, Conv., 1.63%, 06/01/2022(d)	1,587,000	1,499,715
Microsoft Corp., 3.50%, 02/12/2035	367,000	391,220
		3,417,785
Technology Distributors–0.05%
Avnet, Inc., 4.63%, 04/15/2026	641,000	670,714
Technology Hardware, Storage & Peripherals–0.44%
Apple, Inc.,
2.15%, 02/09/2022	652,000	654,615
3.35%, 02/09/2027	305,000	320,601
Dell International LLC/EMC Corp.,
5.45%, 06/15/2023(c)	587,000	633,072
8.35%, 07/15/2046(c)	14,000	17,715
SanDisk LLC, Conv., 0.50%, 10/15/2020	2,520,000	2,191,165
Western Digital Corp., Conv., 1.50%, 02/01/2024(c)	1,916,000	1,725,417
		5,542,585
Tobacco–0.23%
Altria Group, Inc., 5.80%, 02/14/2039	1,088,000	1,223,600
Philip Morris International, Inc.,
3.60%, 11/15/2023	369,000	385,061
4.88%, 11/15/2043	1,102,000	1,247,865
		2,856,526
Trading Companies & Distributors–0.13%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.95%, 02/01/2022	385,000	396,137
Principal Amount		Value
Trading Companies & Distributors–(continued)
Air Lease Corp.,
3.00%, 09/15/2023	$ 63,000	$ 63,162
4.25%, 09/15/2024	392,000	414,594
Aircastle Ltd., 4.40%, 09/25/2023	761,000	790,571
		1,664,464
Trucking–0.14%
Aviation Capital Group LLC,
2.88%, 01/20/2022(c)	1,015,000	1,022,287
4.88%, 10/01/2025(c)	669,000	722,314
		1,744,601
Wireless Telecommunication Services–0.21%
America Movil, S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	600,000	645,861
Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043	533,000	575,399
4.30%, 02/15/2048	1,379,000	1,476,622
		2,697,882
Total U.S. Dollar Denominated Bonds & Notes (Cost $243,942,877)		257,916,377
U.S. Treasury Securities–11.63%
U.S. Treasury Bills–0.00%
2.03%, 12/19/2019(g)(h)	40,000	39,612
U.S. Treasury Bonds–1.66%
4.50%, 02/15/2036	3,636,800	4,795,462
4.50%, 08/15/2039	36,400	49,138
4.38%, 05/15/2040	72,800	96,888
3.00%, 02/15/2049	14,421,600	15,819,256
		20,760,744
U.S. Treasury Notes–9.97%
3.63%, 08/15/2019	1,386,600	1,388,911
3.38%, 11/15/2019	272,800	274,036
3.63%, 02/15/2020	41,900	42,295
2.63%, 11/15/2020	545,600	551,216
2.13%, 05/31/2021	74,289,300	74,781,176
1.75%, 06/15/2022	15,572,500	15,590,445
2.00%, 05/31/2024	16,945,100	17,137,387
2.13%, 05/31/2026	2,304,800	2,342,073
2.38%, 05/15/2029	12,655,100	13,072,076
		125,179,615
Total U.S. Treasury Securities (Cost $144,081,535)		145,979,971
Shares
Preferred Stocks–0.59%
Asset Management & Custody Banks–0.17%
AMG Capital Trust II, $2.58 Conv. Pfd.	42,732	2,073,761
Diversified Banks–0.02%
Wells Fargo & Co., 5.85%, Series Q, Pfd.	10,911	286,523
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

	Shares	Value
Oil & Gas Storage & Transportation–0.40%
El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	95,499	$ 5,061,447
Total Preferred Stocks (Cost $5,854,432)		7,421,731
	Principal Amount
U.S. Government Sponsored Agency Securities–0.08%
Federal Home Loan Mortgage Corp. (FHLMC)–0.08%
Federal Home Loan Mortgage Corp., 6.75%, 03/15/2031 (Cost $842,322)	$ 682,000	989,933
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
5.50%, 02/01/2037	16	18
Federal National Mortgage Association (FNMA)–0.00%
5.50%, 03/01/2021	26	26
9.50%, 04/01/2030	1,147	1,292
		1,318
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,314)		1,336
Shares		Value
Money Market Funds–6.44%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(i)	28,309,014	$ 28,309,014
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(i)	20,219,084	20,227,172
Invesco Treasury Portfolio, Institutional Class, 2.22%(i)	32,353,159	32,353,159
Total Money Market Funds (Cost $80,885,339)		80,889,345
TOTAL INVESTMENTS IN SECURITIES–99.38% (Cost $1,076,853,529)		1,247,419,967
OTHER ASSETS LESS LIABILITIES–0.62%		7,753,234
NET ASSETS–100.00%		$1,255,173,201
Investment Abbreviations:
Conv.	– Convertible
DAC	– Designated Activity Co.
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $55,654,694, which represented 4.43% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for futures contracts. See Note 1K.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
Portfolio Composition
By security type, based on Net Assets
as of June 30, 2019
Common Stocks & Other Equity Interests	60.09%
U.S. Dollar Denominated Bonds & Notes	20.55
U.S. Treasury Securities	11.63
Security Types Each Less Than 1% of Portfolio	0.67
Money Market Funds Plus Other Assets Less Liabilities	7.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Bonds	15	September-2019	$(1,919,531)	$(33,903)	$(33,903)
U.S.Treasury 5 Year Notes	16	September-2019	(1,890,500)	(23,575)	(23,575)
Total Futures Contracts				$(57,478)	$(57,478)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
07/05/2019	State Street Bank & Trust Co.	GBP	374,643	USD	477,470	$ 1,618
07/05/2019	State Street Bank & Trust Co.	USD	335,189	CAD	447,582	6,619
07/05/2019	State Street Bank & Trust Co.	USD	3,253,531	CHF	3,201,139	26,604
07/05/2019	State Street Bank & Trust Co.	USD	183,079	EUR	161,889	1,052
07/05/2019	State Street Bank & Trust Co.	USD	566,874	GBP	450,957	5,908
Subtotal—Appreciation						41,801
Currency Risk
07/05/2019	Bank of New York Mellon (The)	CHF	5,958,507	USD	5,985,153	(120,393)
07/05/2019	Bank of New York Mellon (The)	EUR	5,437,342	USD	6,105,809	(78,578)
07/05/2019	Bank of New York Mellon (The)	GBP	11,112,307	USD	14,075,037	(39,220)
07/05/2019	State Street Bank & Trust Co.	CAD	7,716,070	USD	5,729,909	(162,687)
07/05/2019	State Street Bank & Trust Co.	CHF	10,710,819	USD	10,786,850	(188,283)
07/05/2019	State Street Bank & Trust Co.	EUR	373,911	USD	422,881	(2,402)
07/05/2019	State Street Bank & Trust Co.	GBP	11,574,025	USD	14,661,472	(39,233)
07/05/2019	State Street Bank & Trust Co.	USD	789,788	GBP	618,913	(3,678)
07/05/2019	State Street Bank & Trust Co.	USD	192,747	CHF	187,188	(940)
Subtotal—Depreciation						(635,414)
Total Forward Foreign Currency Contracts						$ (593,613)

Abbreviations:
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $995,968,190)	$ 1,166,530,622
Investments in affiliated money market funds, at value (Cost $80,885,339)	80,889,345
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	41,801
Cash	65,802
Foreign currencies, at value (Cost $463,883)	463,792
Receivable for:
Dividends	1,627,953
Interest	2,351,469
Investments sold	2,423,233
Fund shares sold	3,393,493
Investment for trustee deferred compensation and retirement plans	157,622
Total assets	1,257,945,132
Liabilities:
Other investments:
Variation margin payable - futures contracts	469
Unrealized depreciation on forward foreign currency contracts outstanding	635,414
Payable for:
Investments purchased	136,254
Fund shares reacquired	522,048
Accrued fees to affiliates	1,221,256
Accrued trustees’ and officers’ fees and benefits	810
Accrued other operating expenses	83,226
Trustee deferred compensation and retirement plans	172,454
Total liabilities	2,771,931
Net assets applicable to shares outstanding	$1,255,173,201
Net assets consist of:
Shares of beneficial interest	$ 907,625,277
Distributable earnings	347,547,924
$1,255,173,201
Net Assets:
Series I	$ 51,374,802
Series II	$1,203,798,399
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,812,327
Series II	66,332,923
Series I:
Net asset value per share	$ 18.27
Series II:
Net asset value per share	$ 18.15
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $238,396)	$ 11,280,202
Interest	5,396,124
Dividends from affiliated money market funds	896,847
Total investment income	17,573,173
Expenses:
Advisory fees	2,474,234
Administrative services fees	970,075
Custodian fees	22,964
Distribution fees - Series II	1,441,905
Transfer agent fees	23,857
Trustees’ and officers’ fees and benefits	21,391
Reports to shareholders	9,332
Professional services fees	54,573
Other	29,722
Total expenses	5,048,053
Less: Fees waived	(41,823)
Net expenses	5,006,230
Net investment income	12,566,943
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	56,983,835
Foreign currencies	117,883
Forward foreign currency contracts	901,477
Futures contracts	(164,329)
57,838,866
Change in net unrealized appreciation (depreciation) of:
Investment securities	83,852,709
Foreign currencies	3,588
Forward foreign currency contracts	(501,643)
Futures contracts	29,027
83,383,681
Net realized and unrealized gain	141,222,547
Net increase in net assets resulting from operations	$153,789,490
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 12,566,943	$ 24,910,635
Net realized gain	57,838,866	92,833,956
Change in net unrealized appreciation (depreciation)	83,383,681	(251,690,383)
Net increase (decrease) in net assets resulting from operations	153,789,490	(133,945,792)
Distributions to shareholders from distributable earnings:
Series I	—	(12,212,096)
Series II	—	(83,405,521)
Total distributions from distributable earnings	—	(95,617,617)
Share transactions–net:
Series I	(132,603,395)	10,954,748
Series II	26,152,017	(143,814,137)
Net increase (decrease) in net assets resulting from share transactions	(106,451,378)	(132,859,389)
Net increase (decrease) in net assets	47,338,112	(362,422,798)
Net assets:
Beginning of period	1,207,835,089	1,570,257,887
End of period	$1,255,173,201	$1,207,835,089
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 16.12	$ 0.19	$ 1.96	$ 2.15	$ —	$ —	$ —	$18.27	13.34%	$ 51,375	0.54% (d)	0.55% (d)	2.15% (d)	66%
Year ended 12/31/18	19.04	0.35	(2.00)	(1.65)	(0.43)	(0.84)	(1.27)	16.12	(9.50)	165,924	0.54	0.55	1.91	150
Year ended 12/31/17	17.76	0.35 (e)	1.58	1.93	(0.31)	(0.34)	(0.65)	19.04	11.03	184,768	0.55	0.56	1.93 (e)	119
Year ended 12/31/16	16.23	0.29	2.10	2.39	(0.32)	(0.54)	(0.86)	17.76	15.12	157,774	0.60	0.61	1.78	101
Year ended 12/31/15	18.93	0.28	(0.78)	(0.50)	(0.49)	(1.71)	(2.20)	16.23	(2.29)	96,287	0.64	0.65	1.55	87
Year ended 12/31/14	18.58	0.37 (f)	1.28	1.65	(0.35)	(0.95)	(1.30)	18.93	9.03	72,391	0.66	0.67	1.92 (f)	85
Series II
Six months ended 06/30/19	16.04	0.16	1.95	2.11	—	—	—	18.15	13.15	1,203,798	0.79 (d)	0.80 (d)	1.90 (d)	66
Year ended 12/31/18	18.95	0.31	(2.00)	(1.69)	(0.38)	(0.84)	(1.22)	16.04	(9.73)	1,041,911	0.79	0.80	1.66	150
Year ended 12/31/17	17.68	0.31 (e)	1.57	1.88	(0.27)	(0.34)	(0.61)	18.95	10.78	1,385,490	0.80	0.81	1.68 (e)	119
Year ended 12/31/16	16.16	0.25	2.09	2.34	(0.28)	(0.54)	(0.82)	17.68	14.84	1,314,323	0.85	0.86	1.53	101
Year ended 12/31/15	18.86	0.23	(0.78)	(0.55)	(0.44)	(1.71)	(2.15)	16.16	(2.58)	1,129,261	0.89	0.90	1.30	87
Year ended 12/31/14	18.52	0.32 (f)	1.28	1.60	(0.31)	(0.95)	(1.26)	18.86	8.77	1,290,920	0.91	0.92	1.67 (f)	85

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $155,339 and $1,163,083 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.64% and $0.26 and 1.39% for Series I and Series II shares, respectively.
(f)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.27 and 1.41% and $0.22 and 1.16% for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Equity and Income Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Equity And Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objectives are both capital appreciation and current income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Equity and Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
Invesco V.I. Equity and Income Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.38%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Invesco V.I. Equity and Income Fund

The Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $41,823.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $90,047 for accounting and fund administrative services and was reimbursed $880,028 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $6,973 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$695,264,535	$ 58,956,739	$—	$ 754,221,274
U.S. Dollar Denominated Bonds & Notes	—	257,916,377	—	257,916,377
U.S. Treasury Securities	—	145,979,971	—	145,979,971
Preferred Stocks	5,347,970	2,073,761	—	7,421,731
U.S. Government Sponsored Agency Securities	—	989,933	—	989,933
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	1,336	—	1,336
Money Market Funds	80,889,345	—	—	80,889,345
Total Investments in Securities	781,501,850	465,918,117	—	1,247,419,967
Other Investments - Assets*
Forward Foreign Currency Contracts	—	41,801	—	41,801
Invesco V.I. Equity and Income Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Futures Contracts	$ (57,478)	$ —	$—	$ (57,478)
Forward Foreign Currency Contracts	—	(635,414)	—	(635,414)
	(57,478)	(635,414)	—	(692,892)
Total Other Investments	(57,478)	(593,613)	—	(651,091)
Total Investments	$781,444,372	$465,324,504	$—	$ 1,246,768,876

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$ 41,801	$ -	$ 41,801
Derivatives not subject to master netting agreements	-	-	-
Total Derivative Assets subject to master netting agreements	$ 41,801	$ -	$ 41,801
	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded	$ -	$(57,478)	$ (57,478)
Unrealized depreciation on forward foreign currency contracts outstanding	(635,414)	-	(635,414)
Total Derivative Liabilities	(635,414)	(57,478)	(692,892)
Derivatives not subject to master netting agreements	-	57,478	57,478
Total Derivative Liabilities subject to master netting agreements	$(635,414)	$ -	$(635,414)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$ –	$ (238,191)	$ (238,191)	$–	$–	$ (238,191)
State Street Bank & Trust Co.	41,801	(397,223)	(355,422)	–	–	(355,422)
Total	$ 41,801	$ (635,414)	$ (593,613)	$–	$–	$ (593,613)
Invesco V.I. Equity and Income Fund

Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ 901,477	$ -	$ 901,477
Futures contracts	-	(164,329)	(164,329)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(501,643)	-	(501,643)
Futures contracts	-	29,027	29,027
Total	$ 399,834	$(135,302)	$ 264,532
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$105,464,378	$4,236,208
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
On May 24, 2019, a total of 7,236,105 Series I shares of the Fund valued at $128,223,776 were redeemed by significant shareholders and settled through a redemption-in-kind transaction, of which $16,258,255 consisted of cash, which resulted in a realized gain of $26,600,525 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $684,851,967 and $810,740,740, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $110,313,386 and $112,769,835, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Invesco V.I. Equity and Income Fund

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 200,641,419
Aggregate unrealized (depreciation) of investments	(38,208,287)
Net unrealized appreciation of investments	$162,433,132
Cost of investments for tax purposes is $1,084,335,744.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	270,925	$ 4,746,035	986,810	$ 18,720,753
Series II	8,704,941	154,645,380	3,896,513	72,253,278
Issued as reinvestment of dividends:
Series I	—	—	665,147	12,212,096
Series II	—	—	4,562,665	83,405,521
Reacquired:
Series I	(7,753,631)	(137,349,430)	(1,063,169)	(19,978,101)
Series II	(7,341,714)	(128,493,363)	(16,614,655)	(299,472,936)
Net increase (decrease) in share activity	(6,119,479)	$ (106,451,378)	(7,566,689)	$(132,859,389)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,133.40	$2.86	$ 1,022.12	$ 2.71	0.54%
Series II	1,000.00	1,131.50	4.18	1,020.88	3.96	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Series II shares of the Fund was in the fifth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series II shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board

Invesco V.I. Equity and Income Fund

noted that the Fund’s value style of equity investing compared to its peers, including its underweight exposure to technology stocks and its overweight exposure to energy stocks, negatively impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series II shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco

Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Equity and Income Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Global Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGCE-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	15.24%
Series II Shares	15.13
MSCI World Index▼ (Broad Market/Style-Specific Index)	16.98
Lipper VUF Global Multi-Cap Value Funds Classification Average■ (Peer Group)	10.94
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi Cap Value Funds classification.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (1/2/97)	4.97%
10 Years	7.48
5 Years	3.93
1 Year	0.40
Series II Shares
10 Years	7.21%
5 Years	3.70
1 Year	0.22
Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.
Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Schedule of Investments
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–100.22%
Australia–1.29%
Rio Tinto plc	14,477	$ 893,159
Brazil–1.40%
Pagseguro Digital Ltd., Class A(a)	24,885	969,768
China–0.84%
Baidu, Inc., ADR(a)	4,944	580,228
Denmark–2.48%
AP Moller - Maersk A/S, Class B	530	657,735
Drilling Co. of 1972 A/S (The)(a)	1,060	82,475
Novo Nordisk A/S, Class B	19,262	982,550
		1,722,760
Germany–5.73%
Infineon Technologies AG	24,987	441,572
KION Group AG	13,845	872,800
SAP S.E.	6,191	851,022
Siemens AG	15,251	1,812,805
		3,978,199
Hong Kong–2.53%
AIA Group Ltd.	162,200	1,753,486
Ireland–0.99%
James Hardie Industries PLC	52,239	687,182
Italy–5.75%
Banca Mediolanum S.p.A.	111,740	822,710
Enel S.p.A.	315,386	2,203,678
Prysmian S.p.A.	46,708	963,977
		3,990,365
Japan–13.43%
Asahi Group Holdings, Ltd.	37,900	1,707,897
FANUC Corp.	2,000	371,268
Hitachi, Ltd.	31,000	1,139,311
KDDI Corp.	48,200	1,227,971
Komatsu Ltd.	51,600	1,250,431
Nissan Chemical Corp.	5,600	252,869
Shimano, Inc.	7,900	1,173,835
SoftBank Group Corp.	45,600	2,197,406
		9,320,988
Netherlands–2.57%
Heineken N.V.	8,768	978,685
ING Groep N.V.	69,659	807,762
		1,786,447
Singapore–1.42%
DBS Group Holdings Ltd.	51,300	984,786
Shares		Value
South Korea–0.59%
Samsung Electronics Co., Ltd.	10,079	$ 410,941
Sweden–1.33%
Svenska Handelsbanken AB, Class A	93,468	925,346
Switzerland–1.92%
Glencore PLC(a)	181,081	630,112
UBS Group AG(a)	59,135	702,793
		1,332,905
Taiwan–0.88%
Taiwan Semiconductor Manufacturing Co., Ltd.	80,000	610,283
United Kingdom–10.53%
Imperial Brands PLC	44,456	1,043,838
Just Eat PLC(a)	98,630	783,214
Nomad Foods Ltd.(a)	67,831	1,448,870
Reckitt Benckiser Group PLC	4,016	317,374
Royal Dutch Shell PLC, Class A, ADR	36,853	2,398,025
St. James’s Place PLC	94,112	1,314,819
		7,306,140
United States–46.54%
Activision Blizzard, Inc.	10,545	497,724
Allergan PLC	4,881	817,226
Alphabet, Inc., Class C(a)	1,827	1,974,823
American Express Co.	15,619	1,928,009
Aptiv PLC	10,561	853,646
Biogen, Inc.(a)	3,076	719,384
BioMarin Pharmaceutical, Inc.(a)	7,875	674,494
Booking Holdings, Inc.(a)	438	821,123
Carnival Corp.	23,610	1,099,045
Chevron Corp.	16,961	2,110,627
Colfax Corp.(a)	11,994	336,192
Comcast Corp., Class A	36,617	1,548,167
Concho Resources, Inc.	10,438	1,076,993
Delta Air Lines, Inc.	24,789	1,406,776
EPAM Systems, Inc.(a)	6,212	1,075,297
Facebook, Inc., Class A(a)	4,938	953,034
FedEx Corp.	4,018	659,715
First Republic Bank	18,545	1,810,919
Globus Medical, Inc., Class A(a)	8,456	357,689
HCA Healthcare, Inc.	6,358	859,411
Marsh & McLennan Cos., Inc.	8,882	885,979
Mastercard, Inc., Class A	2,781	735,658
Moody’s Corp.	2,816	549,993
NIKE, Inc., Class B	11,649	977,933
PepsiCo, Inc.	10,522	1,379,750
Progressive Corp. (The)	8,077	645,595
salesforce.com, inc.(a)	2,193	332,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Core Equity Fund

Shares		Value
United States–(continued)
Texas Instruments, Inc.	3,112	$ 357,133
U.S. Bancorp	18,125	949,750
United Technologies Corp.	7,659	997,202
Verizon Communications, Inc.	21,632	1,235,836
Wynn Resorts, Ltd.	8,287	1,027,505
Zimmer Biomet Holdings, Inc.	5,446	641,216
		32,296,588
TOTAL INVESTMENTS IN SECURITIES—100.22% (Cost $61,000,284)		69,549,571
OTHER ASSETS LESS LIABILITIES–(0.22)%		(154,189)
NET ASSETS–100.00%		$69,395,382
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
08/15/2019	JPMorgan Chase Bank, N.A.	JPY	202,000,000	USD	1,864,275	$(15,462)

Abbreviations:
JPY	– Japanese Yen
USD	– U.S. Dollar
Portfolio Composition
By country, based on Total Investments
as of June 30, 2019
United States	46.44%
Japan	13.40
United Kingdom	10.50
Italy	5.74
Germany	5.72
Netherlands	2.57
Hong Kong	2.52
Denmark	2.48
Other Countries, Each Less than 2% of Portfolio	10.63
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $61,000,284)	$69,549,571
Foreign currencies, at value (Cost $153,304)	153,201
Receivable for:
Investments sold	53
Dividends	92,179
Investment for trustee deferred compensation and retirement plans	41,747
Total assets	69,836,751
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	15,462
Payable for:
Investments purchased	132,626
Fund shares reacquired	108,754
Amount due custodian	70,317
Accrued fees to affiliates	34,575
Accrued trustees’ and officers’ fees and benefits	447
Accrued other operating expenses	34,883
Trustee deferred compensation and retirement plans	44,305
Total liabilities	441,369
Net assets applicable to shares outstanding	$69,395,382
Net assets consist of:
Shares of beneficial interest	$55,710,146
Distributable earnings	13,685,236
$69,395,382
Net Assets:
Series I	$ 58,972,674
Series II	$10,422,708
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,693,259
Series II	1,007,294
Series I:
Net asset value per share	$ 10.36
Series II:
Net asset value per share	$ 10.35
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $77,433)	$ 1,099,224
Dividends from affiliated money market funds (includes securities lending income of $262)	1,597
Total investment income	1,100,821
Expenses:
Advisory fees	231,906
Administrative services fees	56,771
Custodian fees	6,587
Distribution fees - Series II	12,933
Transfer agent fees	7,434
Trustees’ and officers’ fees and benefits	11,887
Reports to shareholders	8,121
Professional services fees	30,670
Other	3,620
Total expenses	369,929
Less: Fees waived	(90)
Net expenses	369,839
Net investment income	730,982
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(986,598)
Foreign currencies	1,806
Forward foreign currency contracts	(36,264)
(1,021,056)
Change in net unrealized appreciation of:
Investment securities	9,934,187
Foreign currencies	230
Forward foreign currency contracts	32,048
9,966,465
Net realized and unrealized gain	8,945,409
Net increase in net assets resulting from operations	$ 9,676,391
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 730,982	$ 922,275
Net realized gain (loss)	(1,021,056)	4,749,812
Change in net unrealized appreciation (depreciation)	9,966,465	(17,548,034)
Net increase (decrease) in net assets resulting from operations	9,676,391	(11,875,947)
Distributions to shareholders from distributable earnings:
Series I	—	(726,931)
Series II	—	(93,313)
Total distributions from distributable earnings	—	(820,244)
Share transactions–net:
Series I	(4,122,518)	(8,045,844)
Series II	(628,122)	(1,547,564)
Net increase (decrease) in net assets resulting from share transactions	(4,750,640)	(9,593,408)
Net increase (decrease) in net assets	4,925,751	(22,289,599)
Net assets:
Beginning of period	64,469,631	86,759,230
End of period	$69,395,382	$ 64,469,631
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Core Equity Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 8.99	$ 0.11	$ 1.26	$ 1.37	$ —	$ —	$ —	$10.36	15.24%	$58,973	1.03% (d)	1.03% (d)	2.15% (d)	9%
Year ended 12/31/18	10.73	0.13	(1.76)	(1.63)	(0.11)	—	(0.11)	8.99	(15.32)	54,854	1.02	1.02	1.19	26
Year ended 12/31/17	8.83	0.09	1.93	2.02	(0.12)	—	(0.12)	10.73	22.90	73,716	1.04	1.04	0.95	69
Year ended 12/31/16	8.35	0.10	0.47	0.57	(0.09)	—	(0.09)	8.83	6.81	62,130	1.05	1.05	1.14	47
Year ended 12/31/15	8.94	0.09	(0.23)	(0.14)	(0.13)	(0.32)	(0.45)	8.35	(1.42)	65,167	1.06	1.06	0.98	75
Year ended 12/31/14	9.06	0.12	(0.05)	0.07	(0.19)	—	(0.19)	8.94	0.69	73,816	1.06	1.06	1.26	123
Series II
Six months ended 06/30/19	8.99	0.09	1.27	1.36	—	—	—	10.35	15.13	10,423	1.28 (d)	1.28 (d)	1.90 (d)	9
Year ended 12/31/18	10.73	0.10	(1.75)	(1.65)	(0.09)	—	(0.09)	8.99	(15.54)	9,616	1.27	1.27	0.94	26
Year ended 12/31/17	8.83	0.07	1.92	1.99	(0.09)	—	(0.09)	10.73	22.60	13,043	1.29	1.29	0.70	69
Year ended 12/31/16	8.35	0.07	0.47	0.54	(0.06)	—	(0.06)	8.83	6.50	12,302	1.30	1.30	0.89	47
Year ended 12/31/15	8.93	0.07	(0.23)	(0.16)	(0.10)	(0.32)	(0.42)	8.35	(1.65)	13,286	1.31	1.31	0.73	75
Year ended 12/31/14	9.04	0.10	(0.05)	0.05	(0.16)	—	(0.16)	8.93	0.48	16,010	1.31	1.31	1.01	123

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $59,367 and $10,432 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Core Equity Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Global Core Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the
Invesco V.I. Global Core Equity Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.67%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Invesco V.I. Global Core Equity Fund

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $90.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $4,887 for accounting and fund administrative services and was reimbursed $51,884 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco V.I. Global Core Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ —	$ 893,159	$—	$ 893,159
Brazil	969,768	—	—	969,768
China	580,228	—	—	580,228
Denmark	82,475	1,640,285	—	1,722,760
Germany	—	3,978,199	—	3,978,199
Hong Kong	—	1,753,486	—	1,753,486
Ireland	—	687,182	—	687,182
Italy	—	3,990,365	—	3,990,365
Japan	—	9,320,988	—	9,320,988
Netherlands	—	1,786,447	—	1,786,447
Singapore	—	984,786	—	984,786
South Korea	—	410,941	—	410,941
Sweden	—	925,346	—	925,346
Switzerland	—	1,332,905	—	1,332,905
Taiwan	—	610,283	—	610,283
United Kingdom	3,846,895	3,459,245	—	7,306,140
United States	32,296,588	—	—	32,296,588
Total Investments in Securities	37,775,954	31,773,617	—	69,549,571
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(15,462)	—	(15,462)
Total Investments	$37,775,954	$31,758,155	$—	$69,534,109

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(15,462)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(15,462)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
JPMorgan Chase Bank, N.A.	$(15,462)	$(15,462)	$–	$–	$(15,462)
Invesco V.I. Global Core Equity Fund

Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(36,264)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	32,048
Total	$ (4,216)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$1,846,342
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $6,221,756 and $10,099,322, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$12,753,263
Aggregate unrealized (depreciation) of investments	(4,219,428)
Net unrealized appreciation of investments	$ 8,533,835
Cost of investments for tax purposes is $61,000,274.
Invesco V.I. Global Core Equity Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	81,086	$ 811,468	503,897	$ 5,374,444
Series II	5,074	50,840	8,185	83,331
Issued as reinvestment of dividends:
Series I	—	—	68,065	726,931
Series II	—	—	8,717	93,182
Reacquired:
Series I	(491,655)	(4,933,986)	(1,339,378)	(14,147,219)
Series II	(67,571)	(678,962)	(162,966)	(1,724,077)
Net increase (decrease) in share activity	(473,066)	$ (4,750,640)	(913,480)	$ (9,593,408)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,152.40	$5.50	$ 1,019.69	$ 5.16	1.03%
Series II	1,000.00	1,151.30	6.83	1,018.45	6.41	1.28

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Global Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Global Core Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board also noted there was no comparative index. The Board noted that the Fund’s underweight and overweight exposure to and stock selection in certain sectors and regions negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual

Invesco V.I. Global Core Equity Fund

management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Global Core Equity Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Global Real Estate Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGRE-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	15.72%
Series II Shares	15.57
MSCI World Index▼ (Broad Market Index)	16.98
Custom Invesco Global Real Estate Index■ (Style-Specific Index)	14.86
Lipper VUF Real Estate Funds Classification Average♦ (Peer Group)	18.39
Source(s): ▼RIMES Technologies Corp.; ■ Invesco, RIMES Technologies Corp.; ♦ Lipper Inc.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from fund inception through February, 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; and the FTSE EPRA/NAREIT Global Index (net) thereafter.
    The Lipper VUF Real Estate Funds Classification Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds classification.
    The FTSE EPRA/NAREIT Developed Index is considered representative of global real estate companies and REITs. The net version of the index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (3/31/98)	7.85%
10 Years	10.04
5 Years	4.83
1 Year	8.67
Series II Shares
Inception (4/30/04)	7.75%
10 Years	9.78
5 Years	4.57
1 Year	8.38
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most re-
cent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Schedule of Investments
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.58%
Australia–4.34%
Dexus	128,072	$ 1,168,880
Goodman Group	262,216	2,771,281
GPT Group (The)	179,523	776,435
Mirvac Group	587,476	1,293,257
Scentre Group	807,436	2,180,474
		8,190,327
Brazil–0.57%
BR Malls Participacoes S.A.	114,725	428,133
BR Properties S.A.	54,800	140,570
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	36,600	198,253
Multiplan Empreendimentos Imobiliarios S.A.	44,000	318,087
		1,085,043
Canada–2.09%
Allied Properties REIT	33,972	1,228,860
Canadian Apartment Properties REIT	14,206	524,609
H&R REIT	27,381	477,555
Killam Apartment REIT	66,971	960,930
RioCan REIT	838	16,631
SmartCentres REIT	29,011	735,715
		3,944,300
Chile–0.09%
Parque Arauco S.A.	60,410	167,682
China–5.48%
Agile Group Holdings Ltd.	194,000	260,125
CapitaLand Retail China Trust	88,000	101,518
China Aoyuan Property Group Ltd.	138,000	193,149
China Evergrande Group	265,000	740,618
China Jinmao Holdings Group Ltd.	610,000	371,491
China Overseas Land & Investment Ltd.	444,000	1,638,430
China Resources Land Ltd.	262,444	1,151,131
China SCE Group Holdings Ltd.	170,000	81,954
China Vanke Co., Ltd., Class H	262,100	983,780
CIFI Holdings (Group) Co., Ltd.	494,000	326,074
Country Garden Holdings Co. Ltd.	775,000	1,173,995
Guangzhou R&F Properties Co. Ltd., Class H	143,600	276,536
Jiayuan International Group Ltd.	106,000	46,703
KWG Group Holdings Ltd.(a)	187,000	189,041
Logan Property Holdings Co. Ltd.	186,000	301,666
Ronshine China Holdings Ltd., REGS(a)(b)	128,500	158,690
Shimao Property Holdings Ltd.	162,500	493,103
Sino-Ocean Group Holding Ltd.	230,500	98,036
Shares		Value
China–(continued)
SOHO China Ltd.	213,500	$ 75,495
Sunac China Holdings Ltd.	248,000	1,221,134
Times China Holdings Ltd.	83,000	166,560
Yanlord Land Group Ltd.	72,800	69,649
Yuexiu Property Co. Ltd.	390,000	88,499
Yuzhou Properties Co. Ltd.	312,000	146,813
		10,354,190
France–1.89%
ICADE	9,991	916,593
Klepierre S.A.	18,711	627,259
Unibail-Rodamco-Westfield	13,173	1,973,551
Unibail-Rodamco-Westfield	387	57,978
		3,575,381
Germany–4.64%
Aroundtown S.A.	170,282	1,403,012
Deutsche Wohnen S.E.	41,025	1,504,822
Grand City Properties S.A.	65,687	1,501,323
LEG Immobilien AG	10,789	1,216,820
Vonovia S.E.	65,607	3,133,273
		8,759,250
Hong Kong–7.64%
CK Asset Holdings Ltd.	161,800	1,263,060
Hang Lung Properties Ltd.	520,000	1,238,096
Hongkong Land Holdings Ltd.	160,900	1,037,871
K Wah International Holdings Ltd.	120,000	69,819
Kerry Properties Ltd.	30,000	126,053
Link REIT	315,000	3,874,492
Mapletree North Asia Commercial Trust, REGS(b)	178,000	192,132
New World Development Co. Ltd.	1,329,000	2,070,961
Sino Land Co. Ltd.	764,000	1,277,643
Sun Hung Kai Properties Ltd.	87,000	1,477,468
Swire Properties Ltd.	154,200	623,252
Wharf Real Estate Investment Co. Ltd.	152,000	1,067,818
Yuexiu REIT	156,000	106,656
		14,425,321
India–0.28%
Ascendas India Trust	50,600	50,861
DLF Ltd.	85,138	233,694
Embassy Office Parks REIT(a)	10,800	57,422
Oberoi Realty Ltd.	20,936	184,285
		526,262
Indonesia–0.25%
PT Bumi Serpong Damai Tbk(a)	1,842,400	200,321
PT Ciputra Development Tbk	603,163	49,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Real Estate Fund

Shares		Value
Indonesia–(continued)
PT Pakuwon Jati Tbk	2,320,400	$ 119,939
PT Summarecon Agung Tbk	1,301,200	112,428
		481,834
Ireland–0.30%
Green REIT PLC	271,116	558,025
Japan–10.41%
Advance Residence Investment Corp.	165	490,706
Comforia Residential REIT, Inc	252	723,418
Daiwa Office Investment Corp.	85	609,741
Invincible Investment Corp.	1,074	556,186
Japan Hotel REIT Investment Corp.	1,206	971,620
Japan Real Estate Investment Corp.	114	693,748
Japan Rental Housing Investments, Inc.	538	418,297
Japan Retail Fund Investment Corp.	508	1,027,017
Kenedix Office Investment Corp.	70	501,099
Kenedix Retail REIT Corp.	137	336,496
Mitsubishi Estate Co., Ltd.	128,120	2,390,060
Mitsui Fudosan Co., Ltd.	103,358	2,509,648
Mitsui Fudosan Logistics Park, Inc.	176	598,222
Mori Hills REIT Investment Corp.	326	461,611
Nippon Prologis REIT, Inc.	647	1,493,363
Nomura Real Estate Master Fund, Inc.	431	662,696
ORIX JREIT, Inc.	632	1,152,218
Premier Investment Corp.	329	432,633
Sekisui House Reit, Inc.	959	717,384
Sumitomo Realty & Development Co., Ltd.	44,889	1,605,111
Tokyo Tatemono Co., Ltd.	41,282	459,419
Tokyu Fudosan Holdings Corp.	100,200	554,145
Tokyu REIT, Inc.	171	296,954
		19,661,792
Malaysia–0.33%
IOI Properties Group Bhd.	410,800	137,271
KLCCP Stapled Group	156,900	295,083
Mah Sing Group Bhd.	291,200	64,833
Sime Darby Property Bhd	521,100	129,872
		627,059
Malta–0.00%
BGP Holdings PLC, (Acquired 08/06/2009; Cost $0)(a)(b)(c)	1,355,927	0
Mexico–0.48%
Fibra Uno Administracion S.A. de C.V.	349,300	462,609
Macquarie Mexico Real Estate Management S.A. de C.V., REGS(b)	225,200	255,662
PLA Administradora Industrial, S. de R.L. de C.V.	121,900	190,721
		908,992
Netherlands–0.26%
InterXion Holding N.V.(a)	6,575	500,292
Shares		Value
Philippines–0.91%
Ayala Land, Inc.	891,700	$ 884,477
Megaworld Corp.	337,100	40,130
Robinsons Land Corp.	243,300	125,106
SM Prime Holdings, Inc.	917,500	664,530
		1,714,243
Singapore–2.02%
Ascendas REIT	331,600	764,936
CapitaLand Commercial Trust	244,600	392,373
CapitaLand Ltd.	364,800	952,087
CapitaLand Mall Trust	339,600	661,016
City Developments Ltd.	74,600	523,760
Mapletree Logistics Trust	450,500	529,886
		3,824,058
South Africa–0.81%
Growthpoint Properties Ltd.	393,763	678,818
Hyprop Investments Ltd.	43,393	215,520
Redefine Properties Ltd.	671,517	431,011
SA Corporate Real Estate Ltd.	921,818	203,488
		1,528,837
Spain–0.84%
Inmobiliaria Colonial Socimi, S.A.	48,235	537,159
Merlin Properties SOCIMI, S.A.	75,176	1,042,929
		1,580,088
Sweden–1.67%
Fabege AB	70,472	1,060,603
Hufvudstaden AB, Class A	62,088	1,055,757
Wihlborgs Fastigheter AB	70,940	1,028,295
		3,144,655
Switzerland–0.59%
Swiss Prime Site AG	12,776	1,115,451
Thailand–0.65%
AP Thailand PCL	525,300	134,503
Central Pattana PCL	377,600	923,453
Origin Property PCL, Foreign Shares	76,400	19,182
Supalai PCL	115,500	88,506
Supalai PCL, NVDR	71,700	54,943
		1,220,587
Turkey–0.02%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	227,990	44,499
United Arab Emirates–0.13%
Emaar Development	112,047	122,439
Emaar Malls PJSC	211,906	117,139
		239,578
United Kingdom–3.93%
Assura PLC	871,062	705,982
Big Yellow Group PLC	44,374	557,656
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Real Estate Fund

Shares		Value
United Kingdom–(continued)
British Land Co. PLC (The)	41,190	$ 281,895
Derwent London PLC	19,701	779,822
Grainger PLC	172,280	537,662
Land Securities Group PLC	119,247	1,263,107
SEGRO PLC	158,615	1,471,224
Tritax Big Box REIT PLC	498,862	978,384
UNITE Group PLC (The)	29,655	367,332
Workspace Group PLC	42,711	474,383
		7,417,447
United States–47.96%
Agree Realty Corp.	25,491	1,632,699
Alexandria Real Estate Equities, Inc.	20,130	2,840,142
American Assets Trust, Inc.	15,474	729,135
American Homes 4 Rent, Class A	74,232	1,804,580
Americold Realty Trust REIT	29,663	961,674
AvalonBay Communities, Inc.	23,822	4,840,154
Boston Properties, Inc.	28,365	3,659,085
CareTrust REIT, Inc.	25,706	611,289
Corporate Office Properties Trust	34,289	904,201
Crown Castle International Corp.	12,561	1,637,326
CyrusOne, Inc.	12,435	717,748
Digital Realty Trust, Inc.	17,301	2,037,885
EastGroup Properties, Inc.	5,524	640,673
Empire State Realty Trust, Inc., Class A	44,061	652,543
EPR Properties	11,532	860,172
Equity LifeStyle Properties, Inc.	11,543	1,400,628
Equity Residential	36,347	2,759,464
Essential Properties Realty Trust, Inc.	29,032	581,801
Essex Property Trust, Inc.	7,045	2,056,647
Extra Space Storage, Inc.	6,320	670,552
Federal Realty Investment Trust	11,500	1,480,740
Four Corners Property Trust, Inc.	15,512	423,943
Gaming and Leisure Properties, Inc.	9,051	352,808
HCP, Inc.	69,772	2,231,309
Healthcare Realty Trust, Inc.	81,105	2,540,209
Highwoods Properties, Inc.	5,772	238,384
Hilton Worldwide Holdings, Inc.	15,029	1,468,934
Hudson Pacific Properties, Inc.	80,524	2,679,033
Invitation Homes, Inc.	93,583	2,501,474
Liberty Property Trust	27,264	1,364,291
Shares		Value
United States–(continued)
Macerich Co. (The)	34,909	$ 1,169,102
Mid-America Apartment Communities, Inc.	28,318	3,334,728
National Retail Properties, Inc.	28,490	1,510,255
Omega Healthcare Investors, Inc.	11,593	426,043
Park Hotels & Resorts, Inc.	55,512	1,529,911
Pebblebrook Hotel Trust	53,715	1,513,689
Prologis, Inc.	69,451	5,563,025
Public Storage	14,326	3,412,023
QTS Realty Trust, Inc., Class A	23,911	1,104,210
Realty Income Corp.	26,086	1,799,151
Regency Centers Corp.	11,319	755,430
Retail Opportunity Investments Corp.	118,503	2,029,956
Rexford Industrial Realty, Inc.	23,103	932,668
RLJ Lodging Trust	35,387	627,765
Simon Property Group, Inc.	25,535	4,079,472
SL Green Realty Corp.	1,284	103,195
STAG Industrial, Inc.	36,383	1,100,222
Sun Communities, Inc.	16,212	2,078,216
Sunstone Hotel Investors, Inc.	42,004	575,875
Terreno Realty Corp.	16,978	832,601
Ventas, Inc.	52,598	3,595,073
VICI Properties, Inc.	78,036	1,719,913
Vornado Realty Trust	12,239	784,520
Weingarten Realty Investors	11,467	314,425
Welltower, Inc.	29,358	2,393,558
		90,564,549
Total Common Stocks & Other Equity Interests (Cost $167,063,983)		186,159,742
Money Market Funds–0.77%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	509,803	509,803
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	364,224	364,370
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	582,633	582,633
Total Money Market Funds (Cost $1,456,736)		1,456,806
TOTAL INVESTMENTS IN SECURITIES—99.35% (Cost $168,520,719)		187,616,548
OTHER ASSETS LESS LIABILITIES–0.65%		1,233,275
NET ASSETS–100.00%		$188,849,823
Investment Abbreviations:
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $606,484, which represented less than 1% of the Fund’s Net Assets.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Real Estate Fund

Portfolio Composition
By country, based on Net Assets
as of June 30, 2019
United States	47.96%
Japan	10.41
Hong Kong	7.64
China	5.48
Germany	4.64
Australia	4.34
United Kingdom	3.93
Canada	2.09
Singapore	2.02
Countries, each less than 2% of portfolio	10.07
Money Market Funds Plus Other Assets Less Liabilities	1.42
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $167,063,983)	$ 186,159,742
Investments in affiliated money market funds, at value (Cost $1,456,736)	1,456,806
Foreign currencies, at value (Cost $318,780)	320,876
Receivable for:
Fund shares sold	160,454
Investments sold	1,007,019
Dividends	1,007,092
Investment for trustee deferred compensation and retirement plans	71,534
Other assets	22,383
Total assets	190,205,906
Liabilities:
Payable for:
Investments purchased	1,054,100
Fund shares reacquired	43,410
Accrued foreign taxes	17,060
Accrued fees to affiliates	103,370
Accrued trustees’ and officers’ fees and benefits	627
Accrued other operating expenses	57,512
Trustee deferred compensation and retirement plans	80,004
Total liabilities	1,356,083
Net assets applicable to shares outstanding	$188,849,823
Net assets consist of:
Shares of beneficial interest	$ 162,295,678
Distributable earnings	26,554,145
$188,849,823
Net Assets:
Series I	$145,593,540
Series II	$ 43,256,283
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,104,493
Series II	2,490,492
Series I:
Net asset value per share	$ 17.96
Series II:
Net asset value per share	$ 17.37
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $157,582)	$ 4,625,770
Dividends from affiliated money market funds	30,740
Total investment income	4,656,510
Expenses:
Advisory fees	675,251
Administrative services fees	145,177
Custodian fees	56,997
Distribution fees - Series II	48,925
Transfer agent fees	18,884
Trustees’ and officers’ fees and benefits	12,823
Reports to shareholders	4,862
Professional services fees	22,636
Other	9,342
Total expenses	994,897
Less: Fees waived	(1,476)
Net expenses	993,421
Net investment income	3,663,089
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $61,280)	151,883
Foreign currencies	(6,431)
145,452
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $1,281)	20,439,648
Foreign currencies	3,214
20,442,862
Net realized and unrealized gain	20,588,314
Net increase in net assets resulting from operations	$24,251,403
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 3,663,089	$ 7,824,734
Net realized gain	145,452	32,257,333
Change in net unrealized appreciation (depreciation)	20,442,862	(62,318,170)
Net increase (decrease) in net assets resulting from operations	24,251,403	(22,236,103)
Distributions to shareholders from distributable earnings:
Series I	—	(6,963,469)
Series II	—	(12,230,519)
Total distributions from distributable earnings	—	(19,193,988)
Share transactions–net:
Series I	1,202,104	(17,886,490)
Series II	11,781,494	(207,381,121)
Net increase (decrease) in net assets resulting from share transactions	12,983,598	(225,267,611)
Net increase (decrease) in net assets	37,235,001	(266,697,702)
Net assets:
Beginning of period	151,614,822	418,312,524
End of period	$188,849,823	$ 151,614,822
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Real Estate Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$15.52	$0.36	$ 2.08	$ 2.44	$ —	$ —	$ —	$ 17.96	15.72%	$145,594	1.05% (d)	1.05% (d)	4.12% (d)	27%
Year ended 12/31/18	17.38	0.40	(1.41)	(1.01)	(0.65)	(0.20)	(0.85)	15.52	(6.10)	124,816	1.01	1.01	2.38	57
Year ended 12/31/17	16.15	0.45 (e)	1.62	2.07	(0.56)	(0.28)	(0.84)	17.38	12.98	158,229	1.02	1.02	2.63 (e)	50
Year ended 12/31/16	16.36	0.30	0.08	0.38	(0.27)	(0.32)	(0.59)	16.15	2.04	147,382	1.05	1.05	1.81	66
Year ended 12/31/15	17.24	0.31	(0.59)	(0.28)	(0.60)	—	(0.60)	16.36	(1.48)	208,796	1.11	1.11	1.79	72
Year ended 12/31/14	15.29	0.33	1.89	2.22	(0.27)	—	(0.27)	17.24	14.62	209,829	1.10	1.10	1.99	44
Series II
Six months ended 06/30/19	15.03	0.32	2.02	2.34	—	—	—	17.37	15.57	43,256	1.30 (d)	1.30 (d)	3.87 (d)	27
Year ended 12/31/18	16.86	0.34	(1.35)	(1.01)	(0.62)	(0.20)	(0.82)	15.03	(6.33)	26,799	1.26	1.26	2.13	57
Year ended 12/31/17	15.69	0.39 (e)	1.58	1.97	(0.52)	(0.28)	(0.80)	16.86	12.73	260,083	1.27	1.27	2.38 (e)	50
Year ended 12/31/16	15.91	0.25	0.08	0.33	(0.23)	(0.32)	(0.55)	15.69	1.82	216,893	1.30	1.30	1.56	66
Year ended 12/31/15	16.79	0.26	(0.58)	(0.32)	(0.56)	—	(0.56)	15.91	(1.74)	208,000	1.36	1.36	1.54	72
Year ended 12/31/14	14.90	0.28	1.84	2.12	(0.23)	—	(0.23)	16.79	14.34	200,299	1.35	1.35	1.74	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $142,095 and $39,465 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 2.18%, $0.32 and 1.93% for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Global Real Estate Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Global Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or
Invesco V.I. Global Real Estate Fund

losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $1,476.
Invesco V.I. Global Real Estate Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $12,711 for accounting and fund administrative services and was reimbursed $132,466 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco V.I. Global Real Estate Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ —	$ 8,190,327	$ —	$ 8,190,327
Brazil	1,085,043	—	—	1,085,043
Canada	3,944,300	—	—	3,944,300
Chile	167,682	—	—	167,682
China	—	10,354,190	—	10,354,190
France	57,978	3,517,403	—	3,575,381
Germany	—	8,759,250	—	8,759,250
Hong Kong	—	14,425,321	—	14,425,321
India	57,422	468,840	—	526,262
Indonesia	—	481,834	—	481,834
Ireland	—	558,025	—	558,025
Japan	—	19,661,792	—	19,661,792
Malaysia	—	627,059	—	627,059
Malta	—	—	0	0
Mexico	908,992	—	—	908,992
Netherlands	500,292	—	—	500,292
Philippines	—	1,714,243	—	1,714,243
Singapore	—	3,824,058	—	3,824,058
South Africa	—	1,528,837	—	1,528,837
Spain	—	1,580,088	—	1,580,088
Sweden	—	3,144,655	—	3,144,655
Switzerland	—	1,115,451	—	1,115,451
Thailand	1,165,644	54,943	—	1,220,587
Turkey	—	44,499	—	44,499
United Arab Emirates	—	239,578	—	239,578
United Kingdom	—	7,417,447	—	7,417,447
United States	90,564,549	—	—	90,564,549
Money Market Funds	1,456,806	—	—	1,456,806
Total Investments	$99,908,708	$87,707,840	$0	$187,616,548
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be
Invesco V.I. Global Real Estate Fund

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of December 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$114,768	$—	$114,768

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $62,527,314 and $47,964,278, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$20,791,541
Aggregate unrealized (depreciation) of investments	(5,874,945)
Net unrealized appreciation of investments	$ 14,916,596
Cost of investments for tax purposes is $172,699,952.
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	1,197,808	$ 20,908,495	1,662,498	$ 28,085,608
Series II	1,065,029	17,479,464	1,936,421	31,871,041
Issued as reinvestment of dividends:
Series I	—	—	418,729	6,963,469
Series II	—	—	759,188	12,230,519
Reacquired:
Series I	(1,133,487)	(19,706,391)	(3,142,606)	(52,935,567)
Series II	(357,806)	(5,697,970)	(16,340,645)	(251,482,681)
Net increase (decrease) in share activity	771,544	$ 12,983,598	(14,706,415)	$ (225,267,611)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$ 1,157.20	$5.62	$ 1,019.59	$5.26	1.05%
Series II	1,000.00	1,155.70	6.95	1,018.35	6.51	1.30

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Global Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Global Real Estate Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. Global Real Estate Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that

Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Global Real Estate Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Government Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGMKT-SAR-1

About your Fund
Invesco V.I. Government Money Market Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent monthend performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
    The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Invesco V.I. Government Money Market Fund

Schedule of Investments
June 30, 2019
(Unaudited)
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-33.87%
U.S. Treasury Bills-18.55%(a)
U.S. Treasury Bills	2.48%-2.49%	07/18/2019	$ 40,000	$ 39,953,578
U.S. Treasury Bills	2.48%	07/25/2019	5,000	4,991,833
U.S. Treasury Bills	2.18%	07/30/2019	40,000	39,933,267
U.S. Treasury Bills	2.48%	08/01/2019	10,000	9,978,903
U.S. Treasury Bills	2.49%	08/29/2019	10,000	9,959,765
U.S. Treasury Bills	2.49%	09/12/2019	5,000	4,975,109
U.S. Treasury Bills	2.48%	09/19/2019	15,000	14,918,333
				124,710,788
U.S. Treasury Notes-15.32%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	2.36%	10/31/2019	8,000	8,000,343
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(b)	2.31%	01/31/2020	10,000	9,997,963
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	2.35%	04/30/2020	3,000	3,000,117
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.36%	07/31/2020	13,000	12,999,624
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	2.36%	10/31/2020	45,000	44,998,558
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.12%)(b)	2.43%	01/31/2021	14,000	13,992,012
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	2.55%	04/30/2021	10,000	10,000,053
				102,988,670
Total U.S. Treasury Securities (Cost $227,699,458)				227,699,458
U.S. Government Sponsored Agency Securities-28.25%
Federal Farm Credit Bank (FFCB)-4.24%
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.10%)(b)	2.37%	10/08/2019	10,000	9,998,979
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.06%)(b)	2.37%	12/04/2019	5,000	4,999,944
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.06%)(b)	2.38%	12/18/2019	5,000	4,999,776
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.06%)(b)	2.34%	03/25/2020	8,500	8,497,309
				28,496,008
Federal Home Loan Bank (FHLB)-18.86%
Federal Home Loan Bank (a)	2.39%	07/09/2019	6,900	6,896,351
Federal Home Loan Bank (a)	2.39%	07/10/2019	9,880	9,874,121
Federal Home Loan Bank (a)	2.43%	07/16/2019	1,895	1,893,089
Federal Home Loan Bank (1 mo. USD LIBOR + 0.07%)(b)	2.40%	07/19/2019	7,000	7,000,000
Federal Home Loan Bank (a)	2.39%	08/02/2019	7,350	7,334,451
Federal Home Loan Bank (1 mo. USD LIBOR - 0.09%)(b)	2.36%	08/14/2019	10,000	10,000,000
Federal Home Loan Bank (SOFR + 0.03%)(b)	2.42%	10/09/2019	5,000	5,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(b)	2.39%	10/11/2019	2,000	2,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.03%)(b)	2.44%	12/09/2019	5,000	5,000,000
Federal Home Loan Bank (SOFR)(b)	2.51%	12/11/2019	20,000	20,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.03%)(b)	2.40%	12/16/2019	15,000	15,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.09%)(b)	2.35%	12/20/2019	5,000	5,000,000
Federal Home Loan Bank (1 mo. USD LIBOR - 0.09%)(b)	2.35%	12/20/2019	4,000	4,000,000
Federal Home Loan Bank (SOFR + 0.01%)(b)	2.52%	12/20/2019	5,000	5,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Bank (FHLB)-(continued)
Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(b)	2.37%	01/23/2020	$ 9,800	$ 9,797,682
Federal Home Loan Bank (SOFR + 0.08%)(b)	2.47%	07/24/2020	3,000	3,000,000
Federal Home Loan Bank (SOFR + 0.05%)(b)	2.56%	09/28/2020	10,000	10,000,000
				126,795,694
Federal National Mortgage Association (FNMA)-1.35%
Federal National Mortgage Association	0.88%	08/02/2019	4,099	4,093,335
Federal National Mortgage Association (SOFR + 0.07%)(b)	2.58%	10/30/2019	2,000	2,000,416
Federal National Mortgage Association (SOFR + 0.06%)(b)	2.45%	07/30/2020	3,000	3,000,000
				9,093,751
Overseas Private Investment Corp. (OPIC)-3.80%
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.37%	09/15/2020	5,000	5,000,000
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.37%	06/15/2025	3,000	3,000,000
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.37%	07/15/2025	324	323,611
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.37%	02/15/2028	9,722	9,722,222
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.45%	07/07/2040	7,498	7,498,463
				25,544,296
Total U.S. Government Sponsored Agency Securities (Cost $189,929,749)				189,929,749
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-62.12% (Cost $417,629,207)				417,629,207
			Repurchase Amount
Repurchase Agreements-44.87%(d)
Bank of Nova Scotia, joint agreement dated 06/28/2019, aggregate maturing value of $725,151,042 (collateralized by domestic agency mortgage-backed securities valued at $739,500,001; 2.47% - 6.50%; 11/01/2020 - 06/01/2049)	2.50%	07/01/2019	19,928,195	19,924,044
BNP Paribas Securities Corp., joint term agreement dated 04/24/2019, aggregate maturing value of $754,612,500 (collateralized by U.S. sponsored government agency obligations, domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $765,000,000; 0% - 8.50%; 07/18/2019 - 06/20/2049)(e)	2.46%	07/23/2019	20,123,000	20,000,000
BNP Paribas Securities Corp., joint term agreement dated 06/19/2019, maturing value of $1,002,016,667 (collateralized by U.S. Treasury obligations valued at $1,020,000,094; 0% - 4.50%; 07/18/2019 - 02/15/2047)(e)	2.42%	07/19/2019	10,020,167	10,000,000
Fixed Income Clearing Corp. - Bank of New York Mellon (The), agreement dated 06/28/2019, maturing value of $35,007,350 (collateralized by a U.S. Treasury obligation valued at $35,700,086; 1.63%; 07/31/2020)	2.52%	07/01/2019	35,007,350	35,000,000
ING Financial Markets, LLC, joint term agreement dated 05/13/2019, aggregate maturing value of $654,041,917 (collateralized by domestic agency mortgage-backed securities valued at $663,000,070; 2.00% - 7.00%; 01/01/2024 - 05/01/2058)	2.46%	08/12/2019	15,093,275	15,000,000
ING Financial Markets, LLC, joint term agreement dated 06/27/2019, aggregate maturing value of $450,202,434 (collateralized by U.S. Treasury obligations valued at $462,559,923; 0% - 1.63%; 07/11/2019 - 08/15/2047)(e)	2.62%	07/03/2019	15,007,525	15,000,975
ING Financial Markets, LLC, term agreement dated 04/15/2019, maturing value of $10,067,783 (collateralized by domestic agency mortgage-backed securities valued at $10,200,000; 3.00% - 5.50%; 11/01/2033 - 05/01/2058)	2.49%	07/22/2019	10,067,783	10,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/02/2019 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,000; 0% - 7.50%; 08/01/2020 - 06/20/2049)(f)	2.51%	-	-	12,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/15/2019 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $295,800,000; 0% - 7.00%; 10/01/2022 - 04/01/2049)(f)	2.55%	-	-	5,000,000
Metropolitan Life Insurance Co., joint term agreement dated 06/27/2019, aggregate maturing value of $300,172,667 (collateralized by domestic agency mortgage-backed securities valued at $306,000,001; 2.00% - 5.00%; 08/01/2024 - 05/01/2058)(e)	2.59%	07/05/2019	10,005,756	10,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 06/26/2019, aggregate maturing value of $100,048,611 (collateralized by U.S. Treasury obligations valued at $102,021,348; 2.63%; 02/15/2029)(e)	2.50%	07/03/2019	$15,007,292	$ 15,000,000
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 06/27/2019, aggregate maturing value of $1,309,196,433 (collateralized by U.S. Treasury obligations valued at $1,337,275,021; 2.00% - 2.88%; 04/30/2024 - 05/15/2028)(e)	2.62%	07/03/2019	29,788,002	29,775,000
Natixis, joint term agreement dated 05/20/2019, aggregate maturing value of $501,983,056 (collateralized by U.S. Treasury obligations valued at $510,000,087; 0% - 8.13%; 04/15/2020 - 05/15/2047)(e)	2.42%	07/18/2019	5,019,831	5,000,000
RBC Capital Markets LLC, joint term agreement dated 06/28/2019, aggregate maturing value of $1,250,000,000 (collateralized by domestic agency mortgage-backed securities and a foreign corporate obligation valued at $1,275,000,002; 0% - 7.00%; 03/01/2020 - 02/20/2069)(b)(e)	2.42%	08/28/2019	45,000,000	45,000,000
Royal Bank of Canada, joint term agreement dated 04/23/2019, aggregate maturing value of $251,531,250 (collateralized by domestic agency mortgage-backed securities valued at $255,000,000; 2.74% - 4.50%; 06/01/2029 - 10/15/2058)(e)	2.45%	07/22/2019	5,030,625	5,000,000
Royal Bank of Canada, joint term agreement dated 04/24/2019, aggregate maturing value of $437,653,500 (collateralized by domestic agency mortgage-backed securities valued at $443,700,000; 0% - 6.50%; 04/01/2026 - 02/25/2059)(e)	2.44%	07/23/2019	10,061,000	10,000,000
Societe Generale, joint open agreement dated 06/25/2018 (collateralized by U.S. government sponsored agency obligations, U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $510,000,000; 0% - 5.94%; 09/06/2019 - 08/20/2064)(f)	2.39%	-	-	5,000,000
Wells Fargo Securities, LLC, joint agreement dated 06/28/2019, aggregate maturing value of $760,159,600 (collateralized by domestic agency mortgage-backed securities valued at $775,200,000; 3.50%; 04/01/2049)	2.52%	07/01/2019	35,007,350	35,000,000
Total Repurchase Agreements (Cost $301,700,019)				301,700,019
TOTAL INVESTMENTS IN SECURITIES(g)-106.99% (Cost $719,329,226)				719,329,226
OTHER ASSETS LESS LIABILITIES-(6.99)%				(47,002,704)
NET ASSETS-100.00%				$ 672,326,522
Investment Abbreviations:
LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand
Notes to Schedule of Investments:
(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2019.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on June 30, 2019
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Money Market Fund

Portfolio Composition by Maturity*
In days, as of 06/30/2019
1-7	22.1%
8-30	23.8
31-60	14.1
61-90	2.8
91-180	12.7
181+	24.5

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$ 417,629,207
Repurchase agreements, at value and cost	301,700,019
Receivable for:
Fund shares sold	81,855
Interest	1,075,744
Investment for trustee deferred compensation and retirement plans	39,096
Total assets	720,525,921
Liabilities:
Payable for:
Investments purchased	39,933,267
Fund shares reacquired	7,799,367
Dividends	28,115
Accrued fees to affiliates	350,324
Accrued trustees’ and officers’ fees and benefits	206
Accrued operating expenses	40,376
Trustee deferred compensation and retirement plans	47,744
Total liabilities	48,199,399
Net assets applicable to shares outstanding	$ 672,326,522
Net assets consist of:
Shares of beneficial interest	$ 672,337,524
Distributable earnings	(11,002)
$ 672,326,522
Net Assets:
Series I	$592,722,950
Series II	$ 79,603,572
Shares outstanding, no par value, unlimited number of shares authorized:
Series I	592,721,308
Series II	79,603,354
Series I
Net asset value and offering price per share	$ 1.00
Series II
Net asset value and offering price per share	$ 1.00
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Interest	$ 9,628,727
Expenses:
Advisory fees	583,814
Administrative services fees	736,846
Custodian fees	6,515
Distributions fees - Series II	102,467
Transfer agent fees	9,897
Trustees’ and officers’ fees and benefits	17,182
Reports to shareholders	6,670
Professional services fees	33,763
Other	6,811
Net expenses	1,503,965
Net investment income	8,124,762
Realized and unrealized gain from:
Net realized gain from investment securities	5,158
Net increase in net assets resulting from operations	$8,129,920
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 8,124,762	$ 12,056,451
Net realized gain (loss)	5,158	(1,401)
Net increase in net assets resulting from operations	8,129,920	12,055,050
Distributions to shareholders from distributable earnings:
Series I	(7,360,963)	(10,928,099)
Series II	(763,818)	(1,128,352)
Total distributions from distributable earnings	(8,124,781)	(12,056,451)
Share transactions-net:
Series I	(308,182,278)	244,533,792
Series II	(16,736,295)	10,798,163
Net increase (decrease) in net assets resulting from share transactions	(324,918,573)	255,331,955
Net increase (decrease) in net assets	(324,913,434)	255,330,554
Net assets:
Beginning of period	997,239,956	741,909,402
End of period	$ 672,326,522	$997,239,956
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Money Market Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
Invesco V.I. Government Money Market Fund

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s prorata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
J.	Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $172,624 for accounting and fund administrative services and was reimbursed $564,222 for fees paid to insurance companies.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder
Invesco V.I. Government Money Market Fund

services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of June 30, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of December 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$18,758	$-	$18,758

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
Invesco V.I. Government Money Market Fund

NOTE 7—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	515,039,186	$ 515,039,186	1,959,818,121	$ 1,959,818,121
Series II	25,200,779	25,200,779	73,566,458	73,566,458
Issued as reinvestment of dividends:
Series I	7,180,195	7,180,195	10,672,129	10,672,129
Series II	764,017	764,017	1,128,365	1,128,365
Reacquired:
Series I	(830,401,659)	(830,401,659)	(1,725,956,458)	(1,725,956,458)
Series II	(42,701,091)	(42,701,091)	(63,896,660)	(63,896,660)
Net increase (decrease) in share activity	(324,918,573)	$(324,918,573)	255,331,955	$ 255,331,955

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 93% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
NOTE 8—Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Series I
Six months ended 06/30/19	$1.00	$0.01	$(0.00)	$0.01	$(0.01)	$1.00	1.05%	$592,723	0.36% (c)	0.36% (c)	2.11% (c)
Year ended 12/31/18	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.55	900,901	0.36	0.36	1.55
Year ended 12/31/17	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.56	656,368	0.40	0.40	0.56
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	636,532	0.35	0.38	0.10
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	737,858	0.21	0.51	0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	606,553	0.16	0.50	0.01
Series II
Six months ended 06/30/19	1.00	0.01	0.00	0.01	(0.01)	1.00	0.93	79,604	0.61 (c)	0.61 (c)	1.86 (c)
Year ended 12/31/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.30	96,339	0.61	0.61	1.30
Year ended 12/31/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.31	85,541	0.65	0.65	0.31
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	97,362	0.43	0.63	0.02
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	23,940	0.21	0.76	0.01
Year ended 12/31/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	17,496	0.16	0.75	0.01

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $702,216 and $82,653 for Series I and Series II shares, respectively.
Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
Class	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,010.50	$ 1.79	$1,023.01	$ 1.81	0.36%
Series II	1,000.00	1,009.30	3.04	1,021.77	3.06	0.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Government Money Market Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Money Market Funds Index. The Board noted that performance of Series I shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual

Invesco V.I. Government Money Market Fund

management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

Invesco V.I. Government Money Market Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Government Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGOV-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	4.46%
Series II Shares	4.32
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Bloomberg Barclays U.S. Government Index▼ (Style-Specific Index)	5.15
Lipper VUF General U.S. Government Funds Index■ (Peer Group Index)	4.75
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
    The Bloomberg Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.
    The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/5/93)	4.18%
10 Years	2.74
5 Years	2.06
1 Year	5.78
Series II Shares
Inception (9/19/01)	3.23%
10 Years	2.48
5 Years	1.81
1 Year	5.56
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most re-
cent Fund prospectus as of the date of this report for Series I and Series II shares was 0.69% and 0.94%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Schedule of Investments
June 30, 2019
(Unaudited)
Principal Amount		Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–42.78%
Collateralized Mortgage Obligations–13.85%
Fannie Mae, 3.27%, 01/25/2029	$ 5,000,000	$ 5,276,705
Fannie Mae ACES, 3.03% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	1,339,339	1,336,980
Fannie Mae REMICs
5.00%, 08/25/2019	204	204
3.00%, 10/25/2025	89,338	89,302
2.50%, 03/25/2026	119,978	119,477
7.00%, 09/18/2027	190,308	209,619
1.50%, 01/25/2028	3,348,184	3,279,277
6.50%, 03/25/2032	574,212	653,028
5.75%, 10/25/2035	217,984	238,964
2.70%, (1 mo. USD LIBOR + 0.30%), 05/25/2036(a)	1,992,987	1,988,205
4.25%, 02/25/2037	322,582	327,918
2.94%, (1 mo. USD LIBOR + 0.45%), 03/25/2037(a)	994,448	980,992
2.80%, (1 mo. USD LIBOR + 0.40%), 06/25/2038(a)	1,479,055	1,480,264
6.59%, 06/25/2039(b)	2,612,721	3,012,339
4.00%, 02/25/40 to 07/25/40	1,783,846	1,882,817
2.90%, 03/25/40 to 05/25/41	2,365,262	2,377,552
2.95%, (1 mo. USD LIBOR + 0.55%), 02/25/2041(a)	2,042,403	2,053,764
3.01%, (1 mo. USD LIBOR + 0.52%), 11/25/2041(a)	1,027,855	1,032,131
2.81%, (1 mo. USD LIBOR + 0.32%), 08/25/2044(a)	1,802,285	1,798,492
2.97%, (1 mo. USD LIBOR + 0.48%), 02/25/2056(a)	3,532,220	3,532,227
2.91%, (1 mo. USD LIBOR + 0.42%), 12/25/2056(a)	4,210,643	4,204,209
Freddie Mac REMICs
3.00%, 04/15/2026	134,659	134,494
2.89%, 12/15/35 to 03/15/40	3,942,263	3,963,046
2.69%, (1 mo. USD LIBOR + 0.30%), 03/15/2036(a)	1,413,599	1,413,165
2.84%, (1 mo. USD LIBOR + 0.35%), 11/15/2036(a)	2,639,762	2,628,774
2.76%, (1 mo. USD LIBOR + 0.37%), 03/15/2037(a)	1,040,170	1,039,403
2.79%, (1 mo. USD LIBOR + 0.40%), 05/15/2037(a)	493,195	493,958
2.88%, (1 mo. USD LIBOR + 0.40%), 06/15/2037(a)	1,502,312	1,496,479
3.25%, (1 mo. USD LIBOR + 0.86%), 11/15/2039(a)	545,866	557,011
2.93%, (1 mo. USD LIBOR + 0.45%), 03/15/2040(a)	1,975,074	1,984,543
2.84%, (1 mo. USD LIBOR + 0.45%), 02/15/2042(a)	4,101,712	4,105,683
	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
2.78%, (1 mo. USD LIBOR + 0.30%), 09/15/2044(a)	$ 7,874,416	$ 7,797,299
Freddie Mac STRIPS, 2.79% (1 mo. USD LIBOR + 0.35%), 10/15/2037(a)	2,083,369	2,084,639
Freddie Mac Whole Loan Securities Trust, 3.50%, 05/25/2047	1,651,480	1,670,174
		65,243,134
Federal Home Loan Mortgage Corp. (FHLMC)–7.59%
6.00%, 07/01/2019 to 07/01/2038	193,105	211,008
4.50%, 09/01/2020 to 08/01/2041	6,339,307	6,841,580
6.50%, 02/01/2021 to 12/01/2035	1,783,461	2,037,226
10.00%, 03/01/2021	455	457
9.00%, 06/01/2021 to 06/01/2022	9,844	9,870
7.00%, 12/01/2021 to 11/01/2035	2,305,167	2,626,276
8.00%, 12/01/2021 to 02/01/2035	511,031	537,861
7.50%, 09/01/2022 to 06/01/2035	744,938	837,765
8.50%, 11/17/2022 to 08/01/2031	243,966	264,258
5.50%, 12/01/2022	26,316	26,507
3.50%, 08/01/2026	479,497	499,955
3.00%, 05/01/2027 to 02/01/2032	5,328,865	5,456,685
7.05%, 05/20/2027	84,868	91,542
6.03%, 10/20/2030	652,547	733,324
5.00%, 01/01/2037 to 01/01/2040	951,447	1,035,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

Principal Amount		Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
ARM,
4.71%, (1 yr. USD LIBOR + 1.88%), 09/01/2035(a)	$ 2,461,191	$ 2,591,715
4.75%, (1 yr. USD LIBOR + 1.88%), 07/01/2036(a)	2,241,217	2,362,409
4.31%, (1 yr. USD LIBOR + 1.55%), 10/01/2036(a)	1,254,430	1,309,459
4.73%, (1 yr. USD LIBOR + 1.91%), 10/01/2036(a)	98,363	104,165
4.85%, (1 yr. USD LIBOR + 1.97%), 11/01/2037(a)	578,833	612,438
5.08%, (1 yr. USD LIBOR + 2.01%), 01/01/2038(a)	35,049	36,927
4.74%, (1 yr. USD LIBOR + 1.84%), 07/01/2038(a)	664,067	702,895
4.68%, (1 yr. USD LIBOR + 1.79%), 06/01/2043(a)	989,157	1,033,390
2.89%, (1 yr. USD LIBOR + 1.64%), 01/01/2048(a)	5,679,377	5,794,015
		35,757,202
Federal National Mortgage Association (FNMA)–16.46%
6.50%, 10/01/2019 to 11/01/2037	1,729,690	1,920,031
5.00%, 03/01/2020 to 12/01/2033	160,046	168,540
7.00%, 08/01/2020 to 06/01/2036	2,038,504	2,195,176
8.00%, 02/01/2021 to 10/01/2037	2,131,746	2,506,615
8.50%, 02/01/2021 to 08/01/2037	635,595	714,221
5.50%, 03/01/2021 to 05/01/2035	1,046,953	1,162,343
6.00%, 08/01/2021 to 10/01/2038	1,243,342	1,399,566
7.50%, 11/01/2022 to 08/01/2037	3,282,907	3,734,338
6.75%, 07/01/2024	161,039	178,674
4.50%, 11/01/2024 to 12/01/2048	13,417,077	14,252,141
6.95%, 10/01/2025	14,022	14,134
3.50%, 03/01/2027 to 08/01/2027	6,408,477	6,636,866
3.00%, 05/01/2027 to 07/01/2032	9,666,822	9,893,446
4.00%, 12/01/2048	8,935,288	9,409,980
2.51%, 12/25/2025	5,000,000	5,042,926
2.88%, 04/25/2026	5,000,000	5,174,282
2.76%, 12/25/2028	2,000,000	2,054,612
3.02%, 04/25/2029	5,000,000	5,199,496
Principal Amount		Value
Federal National Mortgage Association (FNMA)–(continued)
ARM,
4.84%, (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	$ 1,517,625	$ 1,608,930
4.69%, (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(a)	195,858	206,743
4.68%, (1 yr. USD LIBOR + 1.72%), 03/01/2038(a)	43,048	45,360
4.70%, (1 yr. USD LIBOR + 1.75%), 02/01/2042(a)	464,854	481,117
2.19%, (1 yr. USD LIBOR + 1.52%), 08/01/2043(a)	1,730,835	1,756,842
2.28%, (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(a)	1,710,591	1,761,728
		77,518,107
Government National Mortgage Association (GNMA)–4.88%
6.50%, 07/15/2020 to 09/15/2034	2,501,723	2,738,037
7.00%, 07/15/2020 to 12/15/2036	686,723	753,544
6.00%, 09/15/2020 to 08/15/2033	543,803	589,592
7.50%, 09/15/2022 to 10/15/2035	1,614,477	1,812,044
8.00%, 01/15/2023 to 01/15/2037	935,182	1,066,790
5.00%, 02/15/2025	130,822	136,895
8.50%, 02/15/2025 to 01/15/2037	133,646	139,201
6.95%, 08/20/2025 to 08/20/2027	148,494	148,674
6.38%, 10/20/2027 to 02/20/2028	198,841	211,156
6.10%, 12/20/2033	3,307,733	3,709,203
5.71%, 08/20/2034(b)	938,562	1,046,238
5.88%, 01/20/2039(b)	3,296,243	3,701,657
3.19%, (1 mo. USD LIBOR + 0.80%), 09/16/2039(a)	1,013,428	1,031,823
4.49%, 07/20/2041(b)	724,740	776,956
3.72%, 09/20/2041(b)	2,466,030	2,532,825
2.74%, (1 mo. USD LIBOR + 0.25%), 01/20/2042(a)	457,740	456,884
3.50%, 10/20/2042	2,062,045	2,120,154
		22,971,673
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $198,286,438)		201,490,116
U.S. Treasury Securities–42.71%
U.S. Treasury Bills–0.22%
2.04% - 2.05%, 12/19/2019(c)(d)	1,055,000	1,044,776
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

	Principal Amount	Value
U.S. Treasury Bonds–5.91%
3.38%, 05/15/2044	$ 6,000,000	$ 6,967,031
3.00%, 05/15/2045	7,000,000	7,647,500
2.75%, 08/15/2047	10,000,000	10,423,438
3.13%, 05/15/2048	2,500,000	2,801,953
		27,839,922
U.S. Treasury Inflation — Indexed Bonds–1.45%
0.50%, 04/15/2024(e)	2,026,120	2,051,927
0.75%, 07/15/2028(e)	4,580,415	4,774,815
		6,826,742
U.S. Treasury Inflation — Indexed Notes–1.54%
0.13%, 04/15/2021(e)	2,156,080	2,136,374
0.63%, 04/15/2023(e)	2,674,438	2,706,538
0.88%, 01/15/2029(e)	2,276,730	2,397,773
		7,240,685
U.S. Treasury Notes–33.59%
2.00%, 09/30/2020	2,500,000	2,503,613
1.75%, 12/31/2020	2,500,000	2,496,680
1.38%, 01/31/2021	3,000,000	2,978,789
7.88%, 02/15/2021	1,100,000	1,206,004
2.50%, 02/28/2021	5,900,000	5,965,799
2.25%, 04/30/2021	5,000,000	5,041,406
2.63% - 3.13%, 05/15/2021	4,100,000	4,182,219
2.13%, 08/15/2021	2,700,000	2,720,250
2.00%, 10/31/2021	2,500,000	2,514,697
2.00%, 11/15/2021	3,300,000	3,321,334
2.00%, 12/31/2021	3,000,000	3,019,805
2.00%, 07/31/2022	2,000,000	2,016,211
1.63%, 08/31/2022	5,000,000	4,983,105
1.63%, 11/15/2022	2,000,000	1,992,891
2.00%, 11/30/2022	2,700,000	2,723,889
2.38%, 01/31/2023	2,000,000	2,044,219
1.63%, 04/30/2023	4,000,000	3,983,359
1.63% - 2.75%, 05/31/2023	9,700,000	10,009,344
1.63%, 10/31/2023	625,000	621,716
2.13%, 11/30/2023	5,500,000	5,586,475
2.63%, 12/31/2023	14,000,000	14,522,266
2.13%, 03/31/2024	4,000,000	4,065,312
2.00%, 05/31/2024	2,500,000	2,528,369
2.13%, 07/31/2024	3,000,000	3,049,863
2.25%, 11/15/2024	5,000,000	5,115,137
2.88%, 05/31/2025	4,000,000	4,233,828
2.88%, 11/30/2025	2,500,000	2,654,004
2.63%, 12/31/2025	4,000,000	4,187,422
1.50%, 08/15/2026	5,250,000	5,113,215
2.38%, 05/15/2027	1,000,000	1,033,379
2.25%, 11/15/2027	4,000,000	4,093,359
2.38%, 05/15/2029	2,600,000	2,685,668
5.38%, 02/15/2031	3,800,000	5,101,574
2.88%, 08/15/2045	750,000	800,859
Principal Amount		Value
U.S. Treasury Notes–(continued)
3.00%, 11/15/2045	$ 3,000,000	$ 3,279,902
2.50%, 05/15/2046	6,000,000	5,958,750
2.25%, 08/15/2046	6,550,000	6,181,179
3.00%, 05/15/2047	7,300,000	7,987,797
2.75%, 11/15/2047	5,500,000	5,733,643
		158,237,331
Total U.S. Treasury Securities (Cost $194,449,400)		201,189,456

Asset-Backed Securities–9.91%(f)
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.98%, 09/15/2048(b)	16,065,407	671,682
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 4.24%, 01/25/2035(b)	446,666	462,730
Chase Mortgage Finance Corp.,
Series 2016-1, Class M3, 3.75%, 04/25/2045(b)(g)	2,159,973	2,192,793
Series 2016-2, Class M3, 3.75%, 12/25/2045(b)(g)	2,538,461	2,590,843
Commercial Mortgage Trust,
Series 2015-CR23, Class CMB– Class CMB, 3.81%, 05/10/2048(b)(g)	4,740,000	4,773,987
Series 2015-CR24, Class B, 4.52%, 08/10/2048(b)	6,200,000	6,674,518
FRESB Mortgage Trust, Series 2019-SB63, Class A5, 2.55% (1 mo. USD LIBOR + 2.55%), 02/25/2039(a)	3,800,000	3,828,111
Galton Funding Mortgage Trust, Series 2018-2, Series A41, 4.50%, 10/25/2058(b)(g)	3,586,410	3,690,501
JP Morgan Mortgage Trust, Series 2018-8, Class A15– Class A15, 4.00%, 01/25/2049(b)(g)	2,805,075	2,846,683
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 3.15% (1 mo. USD LIBOR + 0.75%), 01/25/2048(a)(g)	3,911,215	3,918,275
Starwood Mortgage Residential Trust, Series IMC2, Class A3, 4.38%, 10/25/2048(b)(g)	4,097,099	4,215,599
Towd Point Mortgage Trust, Series 2015-1, Class AES, 3.00%, 10/25/2053(b)(g)	1,233,439	1,237,245
Verus Securitization Trust, Series 2018-3, Class A-2, 4.18%, 10/25/2058(b)(g)	3,319,997	3,405,030
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, 4.25%, 05/15/2048(b)	5,900,000	6,179,468
Total Asset-Backed Securities (Cost $45,764,668)		46,687,465
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–2.34%
Other Diversified Financial Services–1.41%
Private Export Funding Corp.,
Series BB, 4.30%, 12/15/2021	$ 1,540,000	$ 1,624,810
Series HH, 1.45%, 08/15/2019	5,000,000	4,995,404
		6,620,214
Sovereign Debt–0.93%
Israel Government AID Bond, 5.13%, 11/01/2024	3,800,000	4,386,982
Total U.S. Dollar Denominated Bonds & Notes (Cost $10,350,571)		11,007,196
U.S. Government Sponsored Agency Securities–1.76%
Federal Home Loan Bank (FHLB)–1.34%
Federal Home Loan Bank, 3.38%, 06/12/2020	6,220,000	6,300,012
	Principal Amount	Value
Tennessee Valley Authority (TVA)–0.42%
Tennessee Valley Authority, 1.88%, 08/15/2022	$ 2,000,000	$ 2,001,199
Total U.S. Government Sponsored Agency Securities (Cost $8,280,220)		8,301,211
	Shares
Money Market Funds–0.28%
Invesco Government & Agency Portfolio,Institutional Class, 2.26% (Cost $1,330,449)(h)	1,330,449	1,330,449
TOTAL INVESTMENTS IN SECURITIES–99.78% (Cost $458,461,746)		470,005,893
OTHER ASSETS LESS LIABILITIES–0.22%		1,025,424
NET ASSETS–100.00%		$471,031,317
Investment Abbreviations:
ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
REMICs	– Real Estate Mortgage Investment Conduits
STRIPS	– Separately Traded Registered Interest and Principal Security
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2019.
(b)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on June 30, 2019.
(c)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1J and Note 1L.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(f)	Non-U.S. government sponsored securities.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $28,870,956, which represented 6.13% of the Fund’s Net Assets.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)(a)
Interest Rate Risk
U.S. Treasury 2 Year Notes	229	September-2019	$ 49,276,149	$ 282,354	$ 282,354
U.S. Treasury 5 Year Notes	86	September-2019	10,161,438	12,576	12,576
U.S. Treasury 10 Year Notes	150	September-2019	19,195,312	126,596	126,596
U.S. Treasury Ultra Bonds	96	September-2019	17,046,000	498,990	498,990
Subtotal—Long Futures Contracts				920,516	920,516
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Ultra Bonds	79	September-2019	(10,911,875)	(185,981)	(185,981)
Total Futures Contracts				$ 734,535	$ 734,535

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(a)
Interest Rate Risk
Receive	3 month USD LIBOR	Quarterly	(2.592)%	Semi-Annually	03/11/2021	$(22,000,000)	$—	$ (273,631)	$ (273,631)
Receive	3 month USD LIBOR	Quarterly	(2.585)	Semi-Annually	03/12/2021	$(47,000,000)	—	(581,339)	(581,339)
Total Centrally Cleared Interest Rate Swap Agreements							$—	$(854,970)	$(854,970)

(a)	The daily variation margin receivable at period end is recorded in the Statement of Assets and Liabilities.
Portfolio Composition
By security type, based on Net Assets
as of June 30, 2019
U.S. Government Sponsored Agency Mortgage-Backed Securities	42.78%
U.S. Treasury Securities	42.71
Asset-Backed Securities	9.91
U.S. Dollar Denominated Bonds & Notes	2.34
U.S. Government Sponsored Agency Securities	1.76
Money Market Funds Plus Other Assets Less Liabilities	0.50
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $457,131,297)	$ 468,675,444
Investments in affiliated money market funds, at value (Cost $1,330,449)	1,330,449
Other investments:
Variation margin receivable—centrally cleared swap agreements	20,665
Receivable for:
Dividends	13,368
Fund shares sold	128,052
Principal paydowns	528,623
Interest	2,033,461
Investment for trustee deferred compensation and retirement plans	240,332
Total assets	472,970,394
Liabilities:
Other investments:
Variation margin payable - futures contracts	24,713
Payable for:
Fund shares reacquired	856,246
Amount due custodian	431,715
Accrued fees to affiliates	305,536
Accrued trustees’ and officers’ fees and benefits	142
Accrued other operating expenses	62,050
Trustee deferred compensation and retirement plans	258,675
Total liabilities	1,939,077
Net assets applicable to shares outstanding	$471,031,317
Net assets consist of:
Shares of beneficial interest	$ 462,626,399
Distributable earnings	8,404,918
$471,031,317
Net Assets:
Series I	$278,839,828
Series II	$192,191,489
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	23,797,181
Series II	16,575,388
Series I:
Net asset value per share	$ 11.72
Series II:
Net asset value per share	$ 11.59
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Interest	$ 7,042,790
Treasury Inflation-Protected Securities inflation adjustments	174,515
Dividends from affiliated money market funds	55,060
Total investment income	7,272,365
Expenses:
Advisory fees	1,085,115
Administrative services fees	372,742
Custodian fees	19,588
Distribution fees - Series II	234,545
Transfer agent fees	23,734
Trustees’ and officers’ fees and benefits	14,420
Reports to shareholders	6,071
Professional services fees	32,410
Other	16,372
Total expenses	1,804,997
Less: Fees waived	(2,184)
Net expenses	1,802,813
Net investment income	5,469,552
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(714,912)
Futures contracts	1,427,525
Swap agreements	335,265
1,047,878
Change in net unrealized appreciation (depreciation) of:
Investment securities	13,766,637
Futures contracts	431,425
Swap agreements	(1,180,635)
13,017,427
Net realized and unrealized gain	14,065,305
Net increase in net assets resulting from operations	$19,534,857
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 5,469,552	$ 10,721,947
Net realized gain (loss)	1,047,878	(4,268,596)
Change in net unrealized appreciation (depreciation)	13,017,427	(4,960,649)
Net increase in net assets resulting from operations	19,534,857	1,492,702
Distributions to shareholders from distributable earnings:
Series I	—	(6,550,635)
Series II	—	(3,832,997)
Total distributions from distributable earnings	—	(10,383,632)
Share transactions–net:
Series I	(12,266,560)	(33,348,279)
Series II	(7,438,778)	(11,943,167)
Net increase (decrease) in net assets resulting from share transactions	(19,705,338)	(45,291,446)
Net increase (decrease) in net assets	(170,481)	(54,182,376)
Net assets:
Beginning of period	471,201,798	525,384,174
End of period	$471,031,317	$471,201,798
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$11.22	$ 0.14	$ 0.36	$0.50	$ —	$ 11.72	4.46%	$278,840	0.69% (d)	0.69% (d)	2.51% (d)	22%
Year ended 12/31/18	11.41	0.25	(0.19)	0.06	(0.25)	11.22	0.56	279,476	0.69	0.69	2.25	25
Year ended 12/31/17	11.44	0.22	(0.01)	0.21	(0.24)	11.41	1.87	318,298	0.70	0.70	1.97	35
Year ended 12/31/16	11.52	0.23	(0.07)	0.16	(0.24)	11.44	1.32	353,614	0.73	0.73	1.93	31
Year ended 12/31/15	11.74	0.17	(0.13)	0.04	(0.26)	11.52	0.34	393,090	0.77	0.77	1.44	59
Year ended 12/31/14	11.64	0.16	0.32	0.48	(0.38)	11.74	4.14	474,556	0.78	0.78	1.36	55
Series II
Six months ended 06/30/19	11.12	0.13	0.34	0.47	—	11.59	4.23	192,191	0.94 (d)	0.94 (d)	2.26 (d)	22
Year ended 12/31/18	11.31	0.22	(0.19)	0.03	(0.22)	11.12	0.29	191,725	0.94	0.94	2.00	25
Year ended 12/31/17	11.33	0.19	(0.00)	0.19	(0.21)	11.31	1.72	207,086	0.95	0.95	1.72	35
Year ended 12/31/16	11.42	0.20	(0.08)	0.12	(0.21)	11.33	1.00	205,010	0.98	0.98	1.68	31
Year ended 12/31/15	11.64	0.14	(0.13)	0.01	(0.23)	11.42	0.06	195,392	1.02	1.02	1.19	59
Year ended 12/31/14	11.54	0.13	0.31	0.44	(0.34)	11.64	3.88	212,788	1.03	1.03	1.11	55

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $269,334 and $189,191 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Government Securities Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Invesco V.I. Government Securities Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin
Invesco V.I. Government Securities Fund

deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only
Invesco V.I. Government Securities Fund

limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
M.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.48%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $2,184.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance
Invesco V.I. Government Securities Fund

companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $32,095 for accounting and fund administrative services and was reimbursed $340,647 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$ —	$201,490,116	$—	$201,490,116
U.S. Treasury Securities	—	201,189,456	—	201,189,456
Asset-Backed Securities	—	46,687,465	—	46,687,465
U.S. Dollar Denominated Bonds & Notes	—	11,007,196	—	11,007,196
U.S. Government Sponsored Agency Securities	—	8,301,211	—	8,301,211
Money Market Funds	1,330,449	—	—	1,330,449
Total Investments in Securities	1,330,449	468,675,444	—	470,005,893
Other Investments - Assets*
Futures Contracts	920,516	—	—	920,516
Other Investments - Liabilities*
Futures Contracts	(185,981)	—	—	(185,981)
Swap Agreements	—	(854,970)	—	(854,970)
	(185,981)	(854,970)	—	(1,040,951)
Total Other Investments	734,535	(854,970)	—	(120,435)
Total Investments	$2,064,984	$ 467,820,474	$—	$469,885,458

*	Unrealized appreciation (depreciation).
Invesco V.I. Government Securities Fund

NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 920,516
Derivatives not subject to master netting agreements	(920,516)
Total Derivative Assets subject to master netting agreements	$ -
Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$ (185,981)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	(854,970)
Total Derivative Liabilities	(1,040,951)
Derivatives not subject to master netting agreements	1,040,951
Total Derivative Liabilities subject to master netting agreements	$ -

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$ 1,427,525
Options purchased(a)	(279,125)
Swap agreements	335,265
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	431,425
Options purchased(a)	148,784
Swap agreements	(1,180,635)
Total	$ 883,239

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.
The table below summarizes the six month average notional value of futures contracts, two month average notional of swaptions purchased and four month average notional of swap agreements outstanding during the period.
	Futures Contracts	Swaptions Purchased	Swap Agreements
Average notional value	$112,633,309	$57,000,000	$69,000,000
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which
Invesco V.I. Government Securities Fund

their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of December 31, 2018, as follows:
Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$9,307,474	$10,075,889	$19,383,363
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $84,620,846 and $94,690,557, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $16,382,647 and $27,251,178, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$13,448,518
Aggregate unrealized (depreciation) of investments	(2,556,664)
Net unrealized appreciation of investments	$10,891,854
Cost of investments for tax purposes is $458,993,604.
Invesco V.I. Government Securities Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	2,230,237	$ 25,586,291	3,593,416	$ 40,500,688
Series II	767,062	8,782,182	1,057,433	11,758,788
Issued as reinvestment of dividends:
Series I	—	—	594,971	6,550,635
Series II	—	—	351,007	3,832,997
Reacquired:
Series I	(3,335,034)	(37,852,851)	(7,180,556)	(80,399,602)
Series II	(1,433,538)	(16,220,960)	(2,482,818)	(27,534,952)
Net increase (decrease) in share activity	(1,771,273)	$(19,705,338)	(4,066,547)	$(45,291,446)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,044.60	$3.50	$ 1,021.37	$3.46	0.69%
Series II	1,000.00	1,043.20	4.76	1,020.13	4.71	0.94

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Government Securities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Government Securities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds General U.S. Government Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the second quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one year period, above the performance of the Index for the three year period and reasonably comparable to the performance of the Index for

Invesco V.I. Government Securities Fund

the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. Government Securities Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Growth and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIGRI-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	16.10%
Series II Shares	15.96
S&P 500 Index▼ (Broad Market Index)	18.54
Russell 1000 Value Index■ (Style-Specific Index)	16.24
Lipper VUF Large-Cap Value Funds Index♦ (Peer Group Index)	15.89
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (12/23/96)	8.67%
10 Years	12.09
5 Years	6.63
1 Year	2.01
Series II Shares
Inception (9/18/00)	6.52%
10 Years	11.81
5 Years	6.36
1 Year	1.77
Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, rein-
vested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot pur-
chase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–94.42%
Aerospace & Defense–2.17%
General Dynamics Corp.	185,993	$ 33,817,247
Apparel, Accessories & Luxury Goods–1.41%
Capri Holdings Ltd.(b)	633,173	21,958,440
Asset Management & Custody Banks–0.39%
State Street Corp.	109,578	6,142,943
Automobile Manufacturers–2.66%
General Motors Co.	1,076,842	41,490,722
Biotechnology–0.86%
Celgene Corp.(b)	145,059	13,409,254
Broadcasting–0.81%
CBS Corp., Class B	253,104	12,629,890
Building Products–1.72%
Johnson Controls International PLC	650,285	26,863,273
Cable & Satellite–3.10%
Charter Communications, Inc., Class A(b)	81,355	32,149,869
Comcast Corp., Class A	381,883	16,146,013
		48,295,882
Commodity Chemicals–0.69%
Dow, Inc.	218,733	10,785,724
Communications Equipment–1.70%
Cisco Systems, Inc.	483,206	26,445,864
Diversified Banks–13.65%
Bank of America Corp.	2,233,152	64,761,408
Citigroup, Inc.	1,112,397	77,901,162
JPMorgan Chase & Co.	420,464	47,007,875
Wells Fargo & Co.	488,092	23,096,514
		212,766,959
Electric Utilities–1.17%
Duke Energy Corp.	117,096	10,332,551
FirstEnergy Corp.	182,999	7,834,187
		18,166,738
Fertilizers & Agricultural Chemicals–1.61%
Corteva, Inc.(b)	474,838	14,040,960
Nutrien Ltd. (Canada)	206,034	11,014,577
		25,055,537
Food Distributors–1.40%
US Foods Holding Corp.(b)	609,156	21,783,419
Shares		Value
Health Care Distributors–1.37%
McKesson Corp.	159,124	$ 21,384,674
Health Care Equipment–2.42%
Medtronic PLC	164,464	16,017,149
Zimmer Biomet Holdings, Inc.	184,542	21,727,975
		37,745,124
Health Care Services–1.38%
CVS Health Corp.	395,351	21,542,676
Health Care Supplies–0.80%
Alcon, Inc. (Switzerland)(b)	202,782	12,541,713
Home Improvement Retail–0.83%
Kingfisher PLC (United Kingdom)	4,725,760	12,910,128
Hotels, Resorts & Cruise Lines–1.96%
Carnival Corp.	656,945	30,580,790
Industrial Machinery–1.31%
Ingersoll-Rand PLC	161,033	20,398,050
Insurance Brokers–2.02%
Willis Towers Watson PLC	164,487	31,505,840
Integrated Oil & Gas–5.92%
BP PLC (United Kingdom)	3,547,540	24,791,702
Chevron Corp.	176,330	21,942,505
Occidental Petroleum Corp.	188,100	9,457,668
Royal Dutch Shell PLC, Class A (United Kingdom)	1,102,952	36,115,886
		92,307,761
Internet & Direct Marketing Retail–1.33%
eBay, Inc.	526,208	20,785,216
Investment Banking & Brokerage–3.78%
Goldman Sachs Group, Inc. (The)	115,425	23,615,955
Morgan Stanley	807,254	35,365,798
		58,981,753
IT Consulting & Other Services–1.09%
Cognizant Technology Solutions Corp., Class A	268,940	17,048,107
Managed Health Care–0.97%
Anthem, Inc.	53,402	15,070,578
Multi-line Insurance–3.40%
American International Group, Inc.	993,920	52,956,058
Oil & Gas Equipment & Services–2.00%
Schlumberger Ltd.	253,128	10,059,306
TechnipFMC PLC (United Kingdom)	813,271	21,096,250
		31,155,556

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Growth and Income Fund

Shares		Value
Oil & Gas Exploration & Production–4.17%
Canadian Natural Resources Ltd. (Canada)	571,115	$ 15,399,237
Devon Energy Corp.	869,493	24,797,940
Marathon Oil Corp.	1,745,695	24,806,326
		65,003,503
Other Diversified Financial Services–1.74%
AXA Equitable Holdings, Inc.	491,740	10,277,366
Voya Financial, Inc.	303,442	16,780,343
		27,057,709
Packaged Foods & Meats–2.29%
Mondelez International, Inc., Class A	663,854	35,781,731
Pharmaceuticals–7.21%
Bristol-Myers Squibb Co.	375,957	17,049,650
Johnson & Johnson	357,064	49,731,874
Novartis AG (Switzerland)	321,576	29,413,594
Sanofi (France)	187,024	16,179,240
		112,374,358
Railroads–1.27%
CSX Corp.	255,548	19,771,749
Regional Banks–3.27%
Citizens Financial Group, Inc.	952,753	33,689,346
PNC Financial Services Group, Inc. (The)	126,465	17,361,115
		51,050,461
Semiconductors–3.51%
Intel Corp.	721,238	34,525,663
Shares		Value
Semiconductors–(continued)
QUALCOMM, Inc.	265,069	$ 20,163,799
		54,689,462
Specialty Chemicals–0.88%
DuPont de Nemours, Inc.	182,467	13,697,798
Systems Software–2.38%
Oracle Corp.	649,984	37,029,588
Technology Hardware, Storage & Peripherals–1.26%
Apple, Inc.	99,454	19,683,936
Tobacco–2.52%
Philip Morris International, Inc.	499,424	39,219,767
Total Common Stocks & Other Equity Interests (Cost $1,261,121,934)		1,471,885,978
Money Market Funds–6.27%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	34,202,045	34,202,045
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	24,425,026	24,434,796
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	39,088,052	39,088,052
Total Money Market Funds (Cost $97,721,889)		97,724,893
TOTAL INVESTMENTS IN SECURITIES–100.69% (Cost $1,358,843,823)		1,569,610,871
OTHER ASSETS LESS LIABILITIES–(0.69)%		(10,718,318)
NET ASSETS–100.00%		$1,558,892,553
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
07/05/2019	State Street Bank & Trust Co.	CHF	439,086	USD	450,022	$ 101
07/05/2019	State Street Bank & Trust Co.	GBP	3,270,027	USD	4,157,078	3,664
07/05/2019	State Street Bank & Trust Co.	USD	1,331,971	CAD	1,777,331	25,337
07/05/2019	State Street Bank & Trust Co.	USD	834,643	EUR	736,698	3,272
07/05/2019	State Street Bank & Trust Co.	USD	7,461,479	CHF	7,341,327	61,011
07/05/2019	State Street Bank & Trust Co.	USD	1,003,285	GBP	798,129	10,456
Subtotal—Appreciation						103,841
Currency Risk
07/05/2019	Bank of New York Mellon (The)	CHF	13,288,412	USD	13,347,836	(268,496)
07/05/2019	Bank of New York Mellon (The)	EUR	10,271,878	USD	11,534,703	(148,444)
07/05/2019	Bank of New York Mellon (The)	GBP	21,444,805	USD	27,162,355	(75,688)
07/05/2019	State Street Bank & Trust Co.	CAD	17,038,380	USD	12,666,429	(345,416)
07/05/2019	State Street Bank & Trust Co.	CHF	24,061,618	USD	24,246,674	(408,716)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Growth and Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/05/2019	State Street Bank & Trust Co.	EUR	1,143,295	USD	1,294,199	$ (6,176)
07/05/2019	State Street Bank & Trust Co.	GBP	22,950,357	USD	29,073,232	(77,081)
07/05/2019	State Street Bank & Trust Co.	USD	4,093,949	GBP	3,212,689	(13,363)
Subtotal—Depreciation						(1,343,380)
Total Forward Foreign Currency Contracts						$(1,239,539)

Abbreviations:
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Financials	28.25%
Health Care	15.01
Energy	12.09
Information Technology	9.94
Consumer Discretionary	8.19
Industrials	6.47
Consumer Staples	6.21
Communication Services	3.91
Materials	3.18
Utilities	1.17
Money Market Funds Plus Other Assets Less Liabilities	5.58
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,261,121,934)	$1,471,885,978
Investments in affiliated money market funds, at value (Cost $97,721,889)	97,724,893
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	103,841
Cash	83,312
Foreign currencies, at value (Cost $879,043)	879,585
Receivable for:
Investments sold	1,303,000
Dividends	2,757,776
Fund shares sold	10,165,161
Investment for trustee deferred compensation and retirement plans	214,025
Total assets	1,585,117,571
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,343,380
Payable for:
Investments purchased	21,838,536
Fund shares reacquired	1,282,354
Accrued fees to affiliates	1,471,702
Accrued trustees’ and officers’ fees and benefits	840
Accrued other operating expenses	50,866
Trustee deferred compensation and retirement plans	237,340
Total liabilities	26,225,018
Net assets applicable to shares outstanding	$1,558,892,553
Net assets consist of:
Shares of beneficial interest	$1,160,441,371
Distributable earnings	398,451,182
$1,558,892,553
Net Assets:
Series I	$ 185,185,245
Series II	$1,373,707,308
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,106,934
Series II	67,764,366
Series I:
Net asset value per share	$ 20.33
Series II:
Net asset value per share	$ 20.27
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $444,553)	$ 18,997,648
Dividends from affiliated money market funds	901,563
Total investment income	19,899,211
Expenses:
Advisory fees	4,143,492
Administrative services fees	1,198,551
Custodian fees	27,808
Distribution fees - Series II	1,599,015
Transfer agent fees	17,133
Trustees’ and officers’ fees and benefits	22,253
Reports to shareholders	4,936
Professional services fees	54,304
Other	14,127
Total expenses	7,081,619
Less: Fees waived	(38,638)
Net expenses	7,042,981
Net investment income	12,856,230
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(12,720,824)
Foreign currencies	350,512
Forward foreign currency contracts	1,660,473
(10,709,839)
Change in net unrealized appreciation (depreciation) of:
Investment securities	189,053,678
Foreign currencies	8,395
Forward foreign currency contracts	(1,087,623)
187,974,450
Net realized and unrealized gain	177,264,611
Net increase in net assets resulting from operations	$190,120,841
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 12,856,230	$ 25,317,518
Net realized gain (loss)	(10,709,839)	167,616,765
Change in net unrealized appreciation (depreciation)	187,974,450	(397,739,484)
Net increase (decrease) in net assets resulting from operations	190,120,841	(204,805,201)
Distributions to shareholders from distributable earnings:
Series I	—	(20,657,576)
Series II	—	(184,183,100)
Total distributions from distributable earnings	—	(204,840,676)
Share transactions–net:
Series I	(7,758,089)	25,029,084
Series II	124,963,947	(374,156,431)
Net increase (decrease) in net assets resulting from share transactions	117,205,858	(349,127,347)
Net increase (decrease) in net assets	307,326,699	(758,773,224)
Net assets:
Beginning of period	1,251,565,854	2,010,339,078
End of period	$1,558,892,553	$1,251,565,854
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Growth and Income Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 17.51	$ 0.19	$ 2.63	$ 2.82	$ —	$ —	$ —	$20.33	16.10%	$ 185,185	0.74% (d)	0.75% (d)	1.98% (d)	32%
Year ended 12/31/18	22.70	0.36	(2.95)	(2.59)	(0.47)	(2.13)	(2.60)	17.51	(13.38)	166,306	0.75	0.75	1.63	32
Year ended 12/31/17	21.05	0.41 (e)	2.52	2.93	(0.34)	(0.94)	(1.28)	22.70	14.32	187,254	0.76	0.76	1.90 (e)	17
Year ended 12/31/16	19.60	0.33	3.29	3.62	(0.23)	(1.94)	(2.17)	21.05	19.69	168,082	0.77	0.79	1.69	28
Year ended 12/31/15	25.15	0.33	(1.30)	(0.97)	(0.74)	(3.84)	(4.58)	19.60	(3.06)	149,066	0.78	0.84	1.41	22
Year ended 12/31/14	26.29	0.59 (f)	2.02	2.61	(0.50)	(3.25)	(3.75)	25.15	10.28	161,866	0.78	0.83	2.22 (f)	31
Series II
Six months ended 06/30/19	17.48	0.17	2.62	2.79	—	—	—	20.27	15.96	1,373,707	0.99 (d)	1.00 (d)	1.73 (d)	32
Year ended 12/31/18	22.66	0.30	(2.95)	(2.65)	(0.40)	(2.13)	(2.53)	17.48	(13.59)	1,085,260	1.00	1.00	1.38	32
Year ended 12/31/17	21.02	0.36 (e)	2.51	2.87	(0.29)	(0.94)	(1.23)	22.66	14.04	1,823,085	1.01	1.01	1.65 (e)	17
Year ended 12/31/16	19.58	0.28	3.28	3.56	(0.18)	(1.94)	(2.12)	21.02	19.37	1,838,074	1.02	1.04	1.44	28
Year ended 12/31/15	25.09	0.27	(1.29)	(1.02)	(0.65)	(3.84)	(4.49)	19.58	(3.26)	1,435,111	1.03	1.09	1.16	22
Year ended 12/31/14	26.23	0.52 (f)	2.01	2.53	(0.42)	(3.25)	(3.67)	25.09	9.96	1,828,854	1.03	1.08	1.97 (f)	31

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $183,943 and $1,289,814 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.42%, and $0.25 and 1.17%, for Series I and Series II, respectively.
(f)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.35 and 1.29%, and $0.28 and 1.04%, for Series I and Series II, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Growth and Income Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Growth And Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek long-term growth of capital and income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Growth and Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. Growth and Income Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.57%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $38,638.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $103,103 for accounting and fund administrative services and was reimbursed $1,095,448 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Invesco V.I. Growth and Income Fund

For the six months ended June 30, 2019, the Fund incurred $37,172 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,352,475,428	$119,410,550	$—	$1,471,885,978
Money Market Funds	97,724,893	—	—	97,724,893
Total Investments in Securities	1,450,200,321	119,410,550	—	1,569,610,871
Other Investments - Assets*
Forward Foreign Currency Contracts	—	103,841	—	103,841
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,343,380)	—	(1,343,380)
Total Other Investments	—	(1,239,539)	—	(1,239,539)
Total Investments	$1,450,200,321	$118,171,011	$—	$1,568,371,332

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 103,841
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 103,841
Invesco V.I. Growth and Income Fund

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,343,380)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(1,343,380)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$ –	$ (492,628)	$ (492,628)	$–	$–	$ (492,628)
State Street Bank and Trust Co.	103,841	(850,752)	(746,911)	–	–	(746,911)
Total	$ 103,841	$ (1,343,380)	$ (1,239,539)	$–	$–	$ (1,239,539)
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$ 1,660,473
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,087,623)
Total	$ 572,850
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$188,270,434
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss
Invesco V.I. Growth and Income Fund

carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $550,904,820 and $445,832,449, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 262,346,785
Aggregate unrealized (depreciation) of investments	(54,877,465)
Net unrealized appreciation of investments	$207,469,320
Cost of investments for tax purposes is $1,360,902,012.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	427,960	$ 8,360,052	1,599,024	$ 33,449,701
Series II	24,977,623	502,990,079	4,823,927	100,263,745
Issued as reinvestment of dividends:
Series I	—	—	978,568	20,657,576
Series II	—	—	8,737,339	184,183,100
Reacquired:
Series I	(818,152)	(16,118,141)	(1,330,437)	(29,078,193)
Series II	(19,303,367)	(378,026,132)	(31,937,812)	(658,603,276)
Net increase (decrease) in share activity	5,284,064	$ 117,205,858	(17,129,391)	$(349,127,347)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,161.00	$3.96	$ 1,021.12	$ 3.71	0.74%
Series II	1,000.00	1,159.60	5.30	1,019.89	4.96	0.99

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Large-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Board noted that the Fund’s

Invesco V.I. Growth and Income Fund

overweight and underweight exposure to and stock selection in certain sectors negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Growth and Income Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Health Care Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	I-VIGHC-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	15.46%
Series II Shares	15.36
MSCI World Index▼ (Broad Market Index)	16.98
MSCI World Health Care Index▼ (Style-Specific Index)	9.76
Lipper VUF Health/Biotechnology Funds Classification Average■ (Peer Group)	13.74
Source(s): ▼RIMES Technologies Corp.; ■ Lipper Inc.
The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/Biotechnology Funds classification.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/21/97)	8.63%
10 Years	12.42
5 Years	6.20
1 Year	12.76
Series II Shares
Inception (4/30/04)	7.93%
10 Years	12.14
5 Years	5.94
1 Year	12.50
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most re-
cent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees as-
sessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Health Care Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.07%
Biotechnology–18.37%
ACADIA Pharmaceuticals, Inc.(b)	33,994	$ 908,660
Alexion Pharmaceuticals, Inc.(b)	27,043	3,542,092
Amarin Corp. PLC, ADR (Ireland)(b)	60,664	1,176,275
ArQule, Inc.(b)	47,848	526,807
Ascendis Pharma A/S, ADR (Denmark)(b)	9,637	1,109,701
Avrobio, Inc.(b)	15,465	251,461
BioCryst Pharmaceuticals, Inc.(b)	155,452	589,163
Biogen, Inc.(b)	15,393	3,599,961
Biohaven Pharmaceutical Holding Co., Ltd.(b)	22,190	971,700
BioMarin Pharmaceutical, Inc.(b)	49,881	4,272,308
Bluebird Bio, Inc.(b)	8,802	1,119,614
DBV Technologies S.A., ADR (France)(b)	86,045	707,290
Exact Sciences Corp.(b)	32,052	3,783,418
Global Blood Therapeutics, Inc.(b)	21,833	1,148,416
Heron Therapeutics, Inc.(b)	31,133	578,762
Immunomedics, Inc.(b)	58,505	811,464
Incyte Corp.(b)	22,563	1,916,953
Kadmon Holdings, Inc.(b)	193,153	397,895
KalVista Pharmaceuticals, Inc.(b)	22,496	498,286
Neurocrine Biosciences, Inc.(b)	15,163	1,280,212
REGENXBIO, Inc.(b)	14,958	768,392
Rocket Pharmaceuticals, Inc.(b)	64,393	965,895
Rubius Therapeutics, Inc.(b)	40,991	644,788
Sarepta Therapeutics, Inc.(b)	11,570	1,758,062
Vertex Pharmaceuticals, Inc.(b)	21,773	3,992,733
		37,320,308
Drug Retail–0.51%
Raia Drogasil S.A. (Brazil)	52,760	1,045,596
Health Care Equipment–17.96%
Abbott Laboratories	63,019	5,299,898
Baxter International, Inc.	32,641	2,673,298
Becton, Dickinson and Co.	6,568	1,655,201
Boston Scientific Corp.(b)	117,358	5,044,047
Edwards Lifesciences Corp.(b)	12,869	2,377,419
Koninklijke Philips N.V. (Netherlands)	82,593	3,587,522
Medtronic PLC	82,603	8,044,706
Wright Medical Group N.V.(b)	117,095	3,491,773
Zimmer Biomet Holdings, Inc.	36,731	4,324,708
		36,498,572
Health Care Facilities–1.66%
HCA Healthcare, Inc.	24,932	3,370,058
Health Care Services–2.41%
Cigna Corp.	16,951	2,670,630
Shares		Value
Health Care Services–(continued)
CVS Health Corp.	40,803	$ 2,223,356
		4,893,986
Health Care Supplies–2.16%
Alcon, Inc. (Switzerland)(b)	20,862	1,294,487
Align Technology, Inc.(b)	6,791	1,858,697
Silk Road Medical, Inc.(b)	25,700	1,245,422
		4,398,606
Health Care Technology–1.29%
HMS Holdings Corp.(b)	32,082	1,039,136
Inspire Medical Systems, Inc.(b)	25,931	1,572,715
		2,611,851
Life Sciences Tools & Services–8.35%
Adaptive Biotechnologies Corp.(b)	6,817	329,261
Agilent Technologies, Inc.	16,723	1,248,707
Bio-Rad Laboratories, Inc., Class A(b)	6,180	1,931,806
Eurofins Scientific S.E. (Luxembourg)	3,931	1,738,993
Illumina, Inc.(b)	7,505	2,762,966
Thermo Fisher Scientific, Inc.	30,496	8,956,065
		16,967,798
Managed Health Care–11.90%
Anthem, Inc.	15,612	4,405,862
Centene Corp.(b)	61,590	3,229,779
Hapvida Participacoes e Investimentos S.A., REGS (Brazil)(c)	155,200	1,593,650
HealthEquity, Inc.(b)	11,488	751,315
Humana, Inc.	15,133	4,014,785
Notre Dame Intermedica Participacoes S.A. (Brazil)	155,383	1,631,543
UnitedHealth Group, Inc.	35,063	8,555,723
		24,182,657
Pharmaceuticals–33.46%
Allergan PLC	11,065	1,852,613
AstraZeneca PLC, ADR (United Kingdom)	168,910	6,972,605
Axsome Therapeutics, Inc.(b)	70,534	1,816,251
Bristol-Myers Squibb Co.	80,743	3,661,695
Elanco Animal Health, Inc.(b)	58,724	1,984,871
Eli Lilly and Co.	40,643	4,502,838
Jazz Pharmaceuticals PLC(b)	9,871	1,407,210
Johnson & Johnson	59,326	8,262,925
Merck & Co., Inc.	79,259	6,645,867
Milestone Pharmaceuticals, Inc. (Canada)(b)	34,630	940,205
Nippon Shinyaku Co., Ltd. (Japan)	30,100	2,131,764
Novartis AG, ADR (Switzerland)	97,228	8,877,889
Novo Nordisk A/S, Class B (Denmark)	72,684	3,707,595
Odonate Therapeutics, Inc.(b)	42,502	1,559,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Health Care Fund

Shares		Value
Pharmaceuticals–(continued)
Pfizer, Inc.	92,726	$ 4,016,890
Roche Holding AG (Switzerland)	13,062	3,675,206
Sanofi, ADR (France)	118,483	5,126,759
Zogenix, Inc.(b)	17,712	846,279
		67,988,860
Total Common Stocks & Other Equity Interests (Cost $153,535,837)		199,278,292
Money Market Funds–0.98%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	697,865	697,865
Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	498,210	$ 498,409
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	797,560	797,560
Total Money Market Funds (Cost $1,993,834)		1,993,834
TOTAL INVESTMENTS IN SECURITIES–99.05% (Cost $155,529,671)		201,272,126
OTHER ASSETS LESS LIABILITIES–0.95%		1,929,436
NET ASSETS–100.00%		$203,201,562
Investment Abbreviations:
ADR	– American Depositary Receipt
REGS	– Regulation S
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at June 30, 2019 represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
Portfolio Composition
By country, based on Net Assets
as of June 30, 2019
United States	75.78%
Switzerland	6.82
United Kingdom	3.43
France	2.87
Denmark	2.37
Brazil	2.09
Countries, each less than 2% of portfolio	4.71
Money Market Funds Plus Other Assets Less Liabilities	1.93
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Health Care Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $153,535,837)	$199,278,292
Investments in affiliated money market funds, at value (Cost $1,993,834)	1,993,834
Foreign currencies, at value (Cost $85,043)	85,772
Receivable for:
Fund shares sold	6,758
Dividends	335,672
Investments sold	3,032,576
Investment for trustee deferred compensation and retirement plans	76,907
Total assets	204,809,811
Liabilities:
Payable for:
Investments purchased	1,225,605
Fund shares reacquired	144,846
Accrued fees to affiliates	115,182
Accrued trustees’ and officers’ fees and benefits	122
Accrued other operating expenses	37,114
Trustee deferred compensation and retirement plans	85,380
Total liabilities	1,608,249
Net assets applicable to shares outstanding	$203,201,562
Net assets consist of:
Shares of beneficial interest	$147,265,191
Distributable earnings	55,936,371
$203,201,562
Net Assets:
Series I	$137,301,934
Series II	$ 65,899,628
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,079,703
Series II	2,580,461
Series I:
Net asset value per share	$ 27.03
Series II:
Net asset value per share	$ 25.54
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $112,730)	$ 1,547,763
Dividends from affiliated money market funds	48,753
Total investment income	1,596,516
Expenses:
Advisory fees	741,661
Administrative services fees	162,147
Custodian fees	3,740
Distribution fees - Series II	79,702
Transfer agent fees	10,508
Trustees’ and officers’ fees and benefits	12,559
Reports to shareholders	3,712
Professional services fees	17,291
Other	1,798
Total expenses	1,033,118
Less: Fees waived	(2,665)
Net expenses	1,030,453
Net investment income	566,063
Realized and unrealized gain from:
Net realized gain from:
Investment securities	4,960,397
Foreign currencies	1,482
4,961,879
Change in net unrealized appreciation of:
Investment securities	22,610,299
Foreign currencies	2,295
22,612,594
Net realized and unrealized gain	27,574,473
Net increase in net assets resulting from operations	$28,140,536
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Health Care Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 566,063	$ 52,575
Net realized gain	4,961,879	6,023,929
Change in net unrealized appreciation (depreciation)	22,612,594	(4,170,670)
Net increase in net assets resulting from operations	28,140,536	1,905,834
Distributions to shareholders from distributable earnings:
Series I	—	(18,007,655)
Series II	—	(8,604,944)
Total distributions from distributable earnings	—	(26,612,599)
Share transactions–net:
Series I	(11,175,279)	1,916,919
Series II	(3,446,723)	1,194,044
Net increase (decrease) in net assets resulting from share transactions	(14,622,002)	3,110,963
Net increase (decrease) in net assets	13,518,534	(21,595,802)
Net assets:
Beginning of period	189,683,028	211,278,830
End of period	$203,201,562	$ 189,683,028
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Health Care Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$23.41	$ 0.08	$ 3.54	$ 3.62	$ —	$ —	$ —	$ 27.03	15.46%	$137,302	0.96% (d)	0.96% (d)	0.65% (d)	6%
Year ended 12/31/18	26.44	0.03 (e)	0.59	0.62	—	(3.65)	(3.65)	23.41	0.90	129,377	1.00	1.00	0.10 (e)	35
Year ended 12/31/17	24.11	(0.02)	3.86	3.84	(0.10)	(1.41)	(1.51)	26.44	15.83	144,038	1.01	1.01	(0.08)	37
Year ended 12/31/16	31.75	0.09	(3.36)	(3.27)	—	(4.37)	(4.37)	24.11	(11.46)	145,408	1.04	1.04	0.31	23
Year ended 12/31/15	33.78	0.00	1.08	1.08	—	(3.11)	(3.11)	31.75	3.16	209,511	1.06	1.07	0.01	42
Year ended 12/31/14	29.32	(0.00)	5.71	5.71	—	(1.25)	(1.25)	33.78	19.67	220,561	1.08	1.09	(0.01)	29
Series II
Six months ended 06/30/19	22.14	0.05	3.35	3.40	—	—	—	25.54	15.36	65,900	1.21 (d)	1.21 (d)	0.40 (d)	6
Year ended 12/31/18	25.25	(0.04) (e)	0.58	0.54	—	(3.65)	(3.65)	22.14	0.62	60,306	1.25	1.25	(0.15) (e)	35
Year ended 12/31/17	23.07	(0.08)	3.69	3.61	(0.02)	(1.41)	(1.43)	25.25	15.55	67,240	1.26	1.26	(0.33)	37
Year ended 12/31/16	30.65	0.02	(3.23)	(3.21)	—	(4.37)	(4.37)	23.07	(11.69)	69,190	1.29	1.29	0.06	23
Year ended 12/31/15	32.80	(0.08)	1.04	0.96	—	(3.11)	(3.11)	30.65	2.89	103,464	1.31	1.32	(0.24)	42
Year ended 12/31/14	28.57	(0.08)	5.56	5.48	—	(1.25)	(1.25)	32.80	19.38	78,070	1.33	1.34	(0.26)	29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $135,126 and $64,290 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.00 and (0.03)%, $(0.07) and (0.28)%, for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Health Care Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Health Care Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. Health Care Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $2,665.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $13,963 for accounting and fund administrative services and was reimbursed $148,184 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
Invesco V.I. Health Care Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$184,437,212	$14,841,080	$—	$199,278,292
Money Market Funds	1,993,834	—	—	1,993,834
Total Investments	$ 186,431,046	$14,841,080	$—	$201,272,126
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010
Invesco V.I. Health Care Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $11,267,650 and $26,021,497, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 53,170,687
Aggregate unrealized (depreciation) of investments	(7,428,838)
Net unrealized appreciation of investments	$45,741,849
Cost of investments for tax purposes is $155,530,277.
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	273,508	$ 6,993,540	682,421	$ 18,324,767
Series II	108,374	2,614,891	204,677	5,112,391
Issued as reinvestment of dividends:
Series I	—	—	689,156	18,007,655
Series II	—	—	347,815	8,604,944
Reacquired:
Series I	(720,821)	(18,168,819)	(1,292,416)	(34,415,503)
Series II	(251,302)	(6,061,614)	(492,468)	(12,523,291)
Net increase (decrease) in share activity	(590,241)	$ (14,622,002)	139,185	$ (3,110,963)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Health Care Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,154.60	$ 5.13	$1,020.03	$4.81	0.96%
Series II	1,000.00	1,153.60	6.46	1,018.79	6.06	1.21

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Health/Biotechnology Funds Index. The Board noted that performance of Series I shares of the Fund was in the third quintile of its performance universe for the one year period, fourth quintile for the three year period and fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s underweight and overweight exposure to and

Invesco V.I. Health Care Fund

security selection in certain health care industries negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco

Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Health Care Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIHYI-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	9.88%
Series II Shares	9.76
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	6.11
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	9.94
Lipper VUF High Yield Bond Funds Classification Average■ (Peer Group)	9.14
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.
    The Lipper VUF High Yield Bond Funds Classification Average represents an average of all of the variable insurance underlying funds in the Lipper High Yield Bond Funds classification.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/1/98)	4.32%
10 Years	8.01
5 Years	3.28
1 Year	6.97
Series II Shares
Inception (3/26/02)	6.61%
10 Years	7.76
5 Years	3.05
1 Year	6.78
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.18% and 1.43%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. High Yield Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–94.39%
Aerospace & Defense–3.51%
Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$ 170,000	$ 185,938
5.75%, 03/15/2022(b)	215,000	219,031
6.13%, 01/15/2023(b)	428,000	434,955
7.50%, 03/15/2025(b)	982,000	988,432
7.88%, 04/15/2027(b)	161,000	161,604
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	600,000	608,625
TransDigm, Inc.,
6.50%, 07/15/2024	157,000	159,551
6.50%, 05/15/2025	574,000	582,610
6.25%, 03/15/2026(b)	871,000	913,461
Triumph Group, Inc., 7.75%, 08/15/2025	819,000	794,430
		5,048,637
Agricultural & Farm Machinery–0.72%
Titan International, Inc., 6.50%, 11/30/2023	1,181,000	1,030,423
Agricultural Products–0.31%
Kernel Holding S.A. (Ukraine), REGS, 8.75%, 01/31/2022(b)	418,000	442,162
Airlines–0.30%
Air Canada (Canada), 7.75%, 04/15/2021(b)	400,000	433,200
Alternative Carriers–1.27%
CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	635,000	673,100
Series Y, 7.50%, 04/01/2024	696,000	771,690
Level 3 Financing, Inc., 5.38%, 05/01/2025	365,000	377,775
		1,822,565
Apparel Retail–0.92%
L Brands, Inc.,
5.63%, 02/15/2022	473,000	496,111
6.88%, 11/01/2035	404,000	361,321
6.75%, 07/01/2036	101,000	87,365
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	372,000	371,680
		1,316,477
Apparel, Accessories & Luxury Goods–0.23%
William Carter Co. (The), 5.63%, 03/15/2027(b)	317,000	333,246
Principal Amount		Value
Asset Management & Custody Banks–0.33%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	$ 457,000	$ 480,798
Auto Parts & Equipment–0.58%
Dana, Inc., 5.50%, 12/15/2024	498,000	512,940
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	346,000	322,645
		835,585
Automobile Manufacturers–1.15%
Ford Motor Credit Co. LLC, 5.60%, 01/07/2022	514,000	544,445
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	1,086,000	1,113,150
Motors Liquidation Co., 0.00%, 07/15/2033(c)(d)	1,060,000	0
		1,657,595
Automotive Retail–1.39%
Lithia Motors, Inc., 5.25%, 08/01/2025(b)	248,000	256,370
Murphy Oil USA, Inc., 5.63%, 05/01/2027	722,000	754,490
Penske Automotive Group, Inc., 5.50%, 05/15/2026	942,000	985,567
		1,996,427
Broadcasting–1.79%
AMC Networks, Inc.,
5.00%, 04/01/2024	750,000	771,563
4.75%, 08/01/2025	127,000	129,381
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	328,000	356,700
Gray Television, Inc., 7.00%, 05/15/2027(b)	264,000	287,100
Nexstar Broadcasting, Inc., 5.63%, 08/01/2024(b)	540,000	560,768
TV Azteca, S.A.B. de C.V. (Mexico), REGS, 8.25%, 08/09/2024(b)	470,000	465,187
		2,570,699
Cable & Satellite–8.47%
Altice Financing S.A. (Luxembourg),
6.63%, 02/15/2023(b)	600,000	616,500
7.50%, 05/15/2026(b)	430,000	433,268
Altice Luxembourg S.A. (Luxembourg),
7.75%, 05/15/2022(b)	208,000	211,900
10.50%, 05/15/2027(b)	410,000	422,300
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 01/15/2024	40,000	40,995
5.75%, 02/15/2026(b)	1,545,000	1,624,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Principal Amount		Value
Cable & Satellite–(continued)
CSC Holdings, LLC,
10.88%, 10/15/2025(b)	$ 445,000	$ 511,196
6.50%, 02/01/2029(b)	1,395,000	1,524,909
DISH DBS Corp.,
5.88%, 11/15/2024	1,446,000	1,373,700
7.75%, 07/01/2026	163,000	160,148
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	942,000	1,010,295
Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	1,563,000	1,434,052
8.50%, 10/15/2024(b)	501,000	498,495
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	400,000	408,000
UPCB Finance IV Ltd. (Netherlands), 5.38%, 01/15/2025(b)	450,000	463,640
Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	450,000	468,000
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	300,000	311,625
VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	440,000	457,050
Ziggo Bond Co., B.V. (Netherlands), 5.88%, 01/15/2025(b)	200,000	203,084
		12,173,338
Casinos & Gaming–2.77%
Boyd Gaming Corp.,
6.88%, 05/15/2023	125,000	129,531
6.00%, 08/15/2026	226,000	238,430
Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(b)	211,000	224,188
Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(b)	448,000	436,258
MGM China Holdings Ltd. (Macau), 5.88%, 05/15/2026(b)	206,000	211,923
MGM Resorts International,
7.75%, 03/15/2022	519,000	579,982
6.00%, 03/15/2023	305,000	331,306
Scientific Games International, Inc., 10.00%, 12/01/2022	570,000	599,925
Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	505,000	526,715
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	685,000	709,180
		3,987,438
Coal & Consumable Fuels–0.75%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	1,097,000	1,075,060
Commodity Chemicals–0.50%
Koppers, Inc., 6.00%, 02/15/2025(b)	460,000	433,550
Principal Amount		Value
Commodity Chemicals–(continued)
Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	$ 306,000	$ 292,230
		725,780
Communications Equipment–0.33%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	502,000	472,989
Construction & Engineering–0.43%
William Lyon Homes, Inc.,
6.00%, 09/01/2023	124,000	126,480
6.63%, 07/15/2027(b)	485,000	485,000
		611,480
Consumer Finance–1.82%
Ally Financial, Inc., 5.13%, 09/30/2024	966,000	1,045,695
Navient Corp.,
8.00%, 03/25/2020	535,000	555,062
7.25%, 01/25/2022	345,000	373,463
7.25%, 09/25/2023	605,000	648,106
		2,622,326
Copper–1.99%
First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	1,022,000	977,287
Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,118,000	1,070,485
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	840,000	812,700
		2,860,472
Diversified Banks–2.23%
Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	200,000	218,519
Barclays PLC (United Kingdom), REGS, 7.88%(b)(e)	263,000	275,821
Credit Agricole S.A. (France), REGS, 8.13%(b)(e)	507,000	587,863
Dresdner Funding Trust I, REGS, 8.15%, 06/30/2031(b)	465,000	628,099
ING Groep N.V. (Netherlands), REGS, 6.88%(b)(e)	280,000	295,473
Royal Bank of Scotland Group PLC (The) (United Kingdom), 8.63%(e)	548,000	591,977
Societe Generale S.A. (France), REGS, 7.38%(b)(e)	308,000	324,570
Standard Chartered PLC (United Kingdom), REGS, 7.50%(b)(e)	263,000	278,780
		3,201,102
Diversified Capital Markets–0.21%
Credit Suisse Group AG (Switzerland), REGS, 7.13%(b)(e)	279,000	296,199
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Principal Amount		Value
Diversified Chemicals–0.35%
Chemours Co. (The), 7.00%, 05/15/2025	$ 220,000	$ 230,450
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	285,000	275,738
		506,188
Diversified Metals & Mining–0.57%
Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	396,000	410,850
Vedanta Resources Ltd. (India), 6.38%, 07/30/2022(b)	407,000	402,014
		812,864
Diversified REITs–0.20%
Colony Capital, Inc.,
5.00%, 04/15/2023	268,000	258,276
Conv., 3.88%, 01/15/2021	34,000	33,235
		291,511
Diversified Support Services–0.33%
IAA Spinco, Inc., 5.50%, 06/15/2027(b)	454,000	473,295
Electrical Components & Equipment–0.43%
EnerSys, 5.00%, 04/30/2023(b)	598,000	612,095
Electronic Equipment & Instruments–0.32%
Itron, Inc., 5.00%, 01/15/2026(b)	452,000	463,300
Environmental & Facilities Services–1.88%
Core & Main L.P., 6.13%, 08/15/2025(b)	861,000	873,915
GFL Environmental, Inc. (Canada), 7.00%, 06/01/2026(b)	1,337,000	1,372,096
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	444,000	456,210
		2,702,221
Fertilizers & Agricultural Chemicals–0.35%
OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	481,000	502,645
Food Retail–0.89%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	783,000	815,299
7.50%, 03/15/2026(b)	429,000	460,102
		1,275,401
Forest Products–0.27%
Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	385,000	389,813
Gas Utilities–1.29%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	327,000	348,255
Ferrellgas L.P./Ferrellgas Finance Corp.,
6.50%, 05/01/2021	487,000	444,387
6.75%, 06/15/2023	117,000	103,253
Principal Amount		Value
Gas Utilities–(continued)
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	$ 955,000	$ 964,550
		1,860,445
Health Care Equipment–0.46%
Hill-Rom Holdings, Inc., 5.00%, 02/15/2025(b)	645,000	667,575
Health Care Facilities–3.17%
Community Health Systems, Inc., 6.25%, 03/31/2023	377,000	364,276
HCA, Inc.,
7.50%, 02/15/2022	334,000	369,070
5.38%, 02/01/2025	640,000	692,400
5.88%, 02/15/2026	410,000	454,075
5.50%, 06/15/2047	845,000	903,182
Tenet Healthcare Corp., 6.75%, 06/15/2023	1,760,000	1,773,200
		4,556,203
Health Care REITs–0.57%
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	795,000	820,838
Health Care Services–3.50%
CHS/Community Health Systems, Inc., 8.00%, 03/15/2026(b)	449,000	432,625
DaVita, Inc., 5.00%, 05/01/2025	372,000	368,652
Eagle Holding Co. II, LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	474,000	477,555
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	213,000	148,568
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	723,000	685,042
MEDNAX, Inc., 6.25%, 01/15/2027(b)	759,000	748,564
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	835,000	787,154
Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(b)(f)	586,000	520,075
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025(b)	233,000	202,710
10.00%, 04/15/2027(b)	308,000	308,000
Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	460,000	354,200
		5,033,145
Home Improvement Retail–0.53%
Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	858,000	763,620
Homebuilding–1.85%
Beazer Homes USA, Inc.,
8.75%, 03/15/2022	934,000	974,862
6.75%, 03/15/2025	402,000	386,423
KB Home, 8.00%, 03/15/2020	211,000	218,427
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Principal Amount		Value
Homebuilding–(continued)
Lennar Corp.,
8.38%, 01/15/2021	$ 112,000	$ 120,960
5.38%, 10/01/2022	404,000	429,755
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	498,000	525,390
		2,655,817
Household Products–1.49%
Reynolds Group Issuer, Inc./LLC, 7.00%, 07/15/2024(b)	1,361,000	1,409,853
Spectrum Brands, Inc., 5.75%, 07/15/2025	705,000	735,844
		2,145,697
Independent Power Producers & Energy Traders–0.79%
Calpine Corp., 5.50%, 02/01/2024	334,000	331,913
NRG Energy, Inc.,
7.25%, 05/15/2026	200,000	221,000
6.63%, 01/15/2027	175,000	190,750
5.25%, 06/15/2029(b)	374,000	399,245
		1,142,908
Industrial Machinery–1.64%
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	748,000	719,172
EnPro Industries, Inc., 5.75%, 10/15/2026	795,000	814,875
Mueller Industries, Inc., 6.00%, 03/01/2027	825,000	831,188
		2,365,235
Integrated Oil & Gas–1.28%
Parsley Energy, LLC/Parsley Finance Corp.,
6.25%, 06/01/2024(b)	470,000	489,975
5.63%, 10/15/2027(b)	640,000	672,000
Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	645,000	673,961
		1,835,936
Integrated Telecommunication Services–3.53%
Altice France S.A. (France),
6.25%, 05/15/2024(b)	325,000	335,969
7.38%, 05/01/2026(b)	764,000	785,010
Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	629,000	558,237
8.00%, 10/15/2025(b)	94,000	80,370
CommScope, Inc.,
6.00%, 03/01/2026(b)	360,000	370,800
8.25%, 03/01/2027(b)	536,000	548,650
Frontier Communications Corp.,
10.50%, 09/15/2022	1,272,000	868,140
11.00%, 09/15/2025	264,000	165,000
8.00%, 04/01/2027(b)	775,000	807,937
Principal Amount		Value
Integrated Telecommunication Services–(continued)
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	$ 95,000	$ 99,038
7.20%, 07/18/2036	417,000	461,827
		5,080,978
Interactive Media & Services–0.07%
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	102,000	102,000
Leisure Products–0.22%
Mattel, Inc., 6.75%, 12/31/2025(b)	303,000	312,469
Managed Health Care–1.00%
Centene Corp., 5.38%, 06/01/2026(b)	356,000	375,135
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	340,000	346,375
WellCare Health Plans, Inc.,
5.25%, 04/01/2025	367,000	383,974
5.38%, 08/15/2026(b)	310,000	329,375
		1,434,859
Metal & Glass Containers–0.91%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
7.25%, 05/15/2024(b)	310,000	327,825
6.00%, 02/15/2025(b)	500,000	518,750
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	507,000	468,975
		1,315,550
Movies & Entertainment–1.30%
AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	735,000	683,587
6.13%, 05/15/2027	183,000	163,785
Netflix, Inc.,
5.75%, 03/01/2024	355,000	385,619
5.88%, 11/15/2028	577,000	640,250
		1,873,241
Multi-line Insurance–0.08%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/2024(b)	106,000	109,644
Oil & Gas Drilling–2.12%
Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	240,000	150,000
Ensco Rowan plc,
4.50%, 10/01/2024	24,000	18,000
7.75%, 02/01/2026	827,000	620,250
Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	395,000	390,063
Noble Holding International Ltd., 7.75%, 01/15/2024	953,000	731,427
Precision Drilling Corp. (Canada),
7.75%, 12/15/2023	94,000	96,322
5.25%, 11/15/2024	514,000	478,020
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Principal Amount		Value
Oil & Gas Drilling–(continued)
Transocean, Inc., 7.50%, 04/15/2031	$ 662,000	$ 566,010
		3,050,092
Oil & Gas Equipment & Services–1.34%
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.75%, 01/15/2028(b)	813,000	805,886
Archrock Partners, L.P./Archrock Partners Finance Corp., 6.00%, 10/01/2022	490,000	498,575
Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	350,000	246,750
SESI, L.L.C., 7.13%, 12/15/2021	521,000	368,608
		1,919,819
Oil & Gas Exploration & Production–8.87%
Antero Resources Corp., 5.00%, 03/01/2025	407,000	377,493
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	633,000	673,290
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.88%, 02/01/2025	931,000	879,795
California Resources Corp., 8.00%, 12/15/2022(b)	559,000	424,141
Callon Petroleum Co., 6.13%, 10/01/2024	932,000	945,980
Centennial Resource Production, LLC, 6.88%, 04/01/2027(b)	793,000	804,895
Denbury Resources, Inc.,
9.00%, 05/15/2021(b)	250,000	247,500
5.50%, 05/01/2022	323,000	188,955
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)	420,000	289,800
Gulfport Energy Corp., 6.00%, 10/15/2024	747,000	580,792
Jagged Peak Energy LLC, 5.88%, 05/01/2026	862,000	853,380
Oasis Petroleum, Inc., 6.88%, 01/15/2023	1,019,000	1,021,547
Petroleos Mexicanos (Mexico), 6.50%, 03/13/2027	706,000	698,022
QEP Resources, Inc., 5.25%, 05/01/2023	375,000	362,813
Range Resources Corp.,
5.88%, 07/01/2022	446,000	443,770
4.88%, 05/15/2025	816,000	720,120
SM Energy Co.,
6.13%, 11/15/2022	139,000	138,653
6.75%, 09/15/2026	285,000	268,613
6.63%, 01/15/2027	96,000	89,280
Southwestern Energy Co.,
7.50%, 04/01/2026	341,000	324,762
7.75%, 10/01/2027	425,000	409,062
Tullow Oil PLC (Ghana), 7.00%, 03/01/2025(b)	321,000	327,019
Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
Whiting Petroleum Corp., 6.25%, 04/01/2023	$ 733,000	$ 734,832
WPX Energy, Inc., 5.25%, 09/15/2024	930,000	955,575
		12,760,089
Oil & Gas Refining & Marketing–0.62%
NuStar Logistics, L.P., 6.00%, 06/01/2026	481,000	499,038
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	376,000	385,870
		884,908
Oil & Gas Storage & Transportation–1.41%
Energy Transfer Operating, L.P., Series A, 6.25%(e)	307,000	285,977
Plains All American Pipeline, L.P., Series B, 6.13%(e)	456,000	435,033
SemGroup Corp., 6.38%, 03/15/2025	535,000	521,625
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.88%, 04/15/2026	743,000	790,366
		2,033,001
Other Diversified Financial Services–1.82%
eG Global Finance PLC (United Kingdom), 6.75%, 02/07/2025(b)	449,000	446,620
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	704,000	741,840
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	509,000	522,361
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	710,000	734,850
VFH Parent LLC/Orchestra Co-Issuer, Inc., 6.75%, 06/15/2022(b)	171,000	177,271
		2,622,942
Packaged Foods & Meats–1.11%
B&G Foods, Inc., 5.25%, 04/01/2025	389,000	394,349
JBS Investments GmbH, 7.25%, 04/03/2024(b)	525,000	546,219
JBS USA Lux S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	180,000	187,875
TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	448,000	466,959
		1,595,402
Paper Products–0.97%
Mercer International, Inc. (Canada),
7.75%, 12/01/2022	57,000	59,209
6.50%, 02/01/2024	442,000	459,127
5.50%, 01/15/2026	162,000	161,798
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	693,000	710,325
		1,390,459
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Principal Amount		Value
Pharmaceuticals–2.15%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	$ 372,000	$ 417,123
Bausch Health Cos., Inc.,
5.88%, 05/15/2023(b)	83,000	84,276
6.13%, 04/15/2025(b)	410,000	419,225
9.00%, 12/15/2025(b)	974,000	1,091,903
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	240,000	174,000
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	424,000	426,650
Teva Pharmaceutical Finance IV, B.V. (Israel), 3.65%, 11/10/2021	500,000	484,625
		3,097,802
Publishing–0.82%
Meredith Corp., 6.88%, 02/01/2026	1,105,000	1,178,074
Railroads–0.67%
Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	1,068,000	966,540
Restaurants–0.90%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	758,000	765,807
IRB Holding Corp., 6.75%, 02/15/2026(b)	531,000	529,673
		1,295,480
Security & Alarm Services–0.24%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	345,000	345,431
Sovereign Debt–0.33%
Ukraine Government International Bond (Ukraine), 6.75%, 06/20/2026(b)	390,000	470,880
Specialized Consumer Services–0.57%
ServiceMaster Co., LLC (The), 7.45%, 08/15/2027	765,000	823,331
Specialized REITs–1.14%
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	248,000	250,170
Iron Mountain, Inc.,
5.75%, 08/15/2024	377,000	381,765
5.25%, 03/15/2028(b)	192,000	193,200
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	948,000	815,280
		1,640,415
Specialty Chemicals–0.82%
Element Solutions Inc., 5.88%, 12/01/2025(b)	578,000	604,733
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	567,000	578,340
		1,183,073
	Principal Amount		Value
Steel–0.83%
United States Steel Corp., 6.88%, 08/15/2025		$ 1,256,000	$ 1,186,920
Technology Hardware, Storage & Peripherals–0.29%
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)		396,000	418,069
Textiles–0.54%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)		814,000	776,353
Trading Companies & Distributors–0.81%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(g)		434,000	455,700
BMC East, LLC, 5.50%, 10/01/2024(b)		649,000	660,357
United Rentals North America Inc., 5.50%, 07/15/2025		41,000	42,794
			1,158,851
Trucking–0.83%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 6.38%, 04/01/2024(b)		150,000	157,875
United Rentals North America, Inc.,
5.88%, 09/15/2026		525,000	561,094
6.50%, 12/15/2026		188,000	203,980
5.25%, 01/15/2030		262,000	269,860
			1,192,809
Wireless Telecommunication Services–3.92%
Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)		205,000	114,800
Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)		194,000	43,650
Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)		477,000	487,650
Sprint Capital Corp., 8.75%, 03/15/2032		196,000	227,360
Sprint Corp.,
7.25%, 09/15/2021		1,416,000	1,508,040
7.88%, 09/15/2023		1,429,000	1,557,610
7.63%, 02/15/2025		275,000	293,219
T-Mobile USA, Inc.,
6.38%, 03/01/2025		647,000	673,527
6.50%, 01/15/2026		671,000	727,069
			5,632,925
Total U.S. Dollar Denominated Bonds & Notes (Cost $135,377,849)			135,723,156
Non-U.S. Dollar Denominated Bonds & Notes–0.70%(h)
Brewers–0.16%
Sunshine Mid B.V. (Netherlands), , 6.50%, 05/15/2026(b)	EUR	200,000	236,780
Diversified Banks–0.18%
Erste Group Bank AG (Austria), REGS, 6.50%(b)(e)	EUR	200,000	261,107
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

	Principal Amount		Value
Food Retail–0.28%
Iceland Bondco PLC (United Kingdom), , 4.63%, 03/15/2025(b)	GBP	350,000	$ 403,034
Textiles–0.08%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), , 5.38%, 05/01/2023(b)	EUR	100,000	108,586
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,080,007)			1,009,507
Variable Rate Senior Loan Interests–0.58%(i)
Data Processing & Outsourced Services–0.58%
First Data Corp., Term Loan, 4.40% (3 mo. USD LIBOR + 2.00%), 07/08/2022 (Cost $814,911)(g)		$ 831,642	831,621
U.S. Treasury Securities–0.12%
U.S. Treasury Bills–0.12%
2.03%, 12/19/2019 (Cost $173,317)(j)(k)		175,000	173,304
	Shares
Common Stocks & Other Equity Interests–0.00%
Asset Management & Custody Banks–0.00%
Motors Liquidation Co. GUC Trust(l)		1	10
Shares		Value
Diversified Support Services–0.00%
ACC Claims Holdings, LLC(d)(l)	269,616	$ 1,618
Other Diversified Financial Services–0.00%
Adelphia Recovery Trust, Series ACC-1(m)	318,570	127
Adelphia Recovery Trust, Series Arahova(m)	109,170	1,092
		1,219
Total Common Stocks & Other Equity Interests (Cost $143,574)		2,847
Money Market Funds–3.68%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(n)	1,849,305	1,849,305
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(n)	1,320,475	1,321,003
Invesco Treasury Portfolio, Institutional Class, 2.22%(n)	2,113,491	2,113,491
Total Money Market Funds (Cost $5,283,740)		5,283,799
TOTAL INVESTMENTS IN SECURITIES–99.47% (Cost $142,873,398)		143,024,234
OTHER ASSETS LESS LIABILITIES–0.53%		768,675
NET ASSETS–100.00%		$143,792,909
Investment Abbreviations:
Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
GUC	– General Unsecured Creditors
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $70,592,103, which represented 49.09% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at June 30, 2019 represented less than 1% of the Fund’s Net Assets.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on June 30, 2019.
(h)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(i)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(j)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1O.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	Non-income producing security.
(m)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
08/30/2019	Barclays Bank PLC	USD	644,381	EUR	573,699	$ 11,022
08/30/2019	Canadian Imperial Bank of Commerce	GBP	146,765	USD	188,311	1,423
08/30/2019	Goldman Sachs International	USD	58,051	EUR	51,389	656
Subtotal—Appreciation						13,101
Currency Risk
08/30/2019	Goldman Sachs International	EUR	1,181,716	USD	1,329,171	(20,842)
08/30/2019	State Street Bank & Trust Co.	EUR	150,000	USD	169,012	(2,350)
Subtotal—Depreciation						(23,192)
Total Forward Foreign Currency Contracts						$(10,091)

Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation(b)
Credit Risk
Markit CDX North America High Yield Index, Series 31, Version 1	Sell	5.00%	Quarterly	12/20/2023	2.93%	USD	2,910,000	$87,689	$237,771	$150,082

Abbreviations:
USD -	U.S. Dollar

(a)	Implied credit spreads represent the current level, as of June 30, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
Portfolio Composition*
By credit quality, based on Total Investments
as of June 30, 2019
AAA	0.1%
BBB	4.8
BB	47.9
B	35.8
CCC	7.9
Non-rated	3.5
*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $137,589,658)	$137,740,435
Investments in affiliated money market funds, at value (Cost $5,283,740)	5,283,799
Other investments:
Variation margin receivable—centrally cleared swap agreements	4,040
Unrealized appreciation on forward foreign currency contracts outstanding	13,101
Foreign currencies, at value (Cost $9,497)	9,438
Receivable for:
Investments matured, at value (Cost $7,390,409)	0
Dividends	4,337
Fund shares sold	56,939
Investments sold	523,532
Interest	2,352,541
Investment for trustee deferred compensation and retirement plans	78,588
Total assets	146,066,750
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	23,192
Payable for:
Investments purchased	1,243,781
Fund shares reacquired	123,566
Amount due custodian	635,518
Accrued fees to affiliates	121,219
Accrued trustees’ and officers’ fees and benefits	594
Accrued other operating expenses	42,439
Trustee deferred compensation and retirement plans	83,532
Total liabilities	2,273,841
Net assets applicable to shares outstanding	$143,792,909
Net assets consist of:
Shares of beneficial interest	$ 150,048,604
Distributable earnings	(6,255,695)
$143,792,909
Net Assets:
Series I	$ 43,465,407
Series II	$100,327,502
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,811,149
Series II	18,215,092
Series I:
Net asset value per share	$ 5.56
Series II:
Net asset value per share	$ 5.51
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Interest	$ 4,860,721
Dividends from affiliated money market funds	58,895
Dividends	12,000
Total investment income	4,931,616
Expenses:
Advisory fees	481,283
Administrative services fees	126,293
Custodian fees	5,955
Distribution fees - Series II	117,535
Transfer agent fees	11,905
Trustees’ and officers’ fees and benefits	12,668
Reports to shareholders	4,173
Professional services fees	34,152
Other	9,449
Total expenses	803,413
Less: Fees waived	(3,373)
Net expenses	800,040
Net investment income	4,131,576
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	18,273
Foreign currencies	469
Forward foreign currency contracts	37,176
Option contracts written	30,012
Swap agreements	(48,674)
37,256
Change in net unrealized appreciation (depreciation) of:
Investment securities	9,430,795
Foreign currencies	(3,138)
Forward foreign currency contracts	3,114
Option contracts written	5,167
Swap agreements	388,444
9,824,382
Net realized and unrealized gain	9,861,638
Net increase in net assets resulting from operations	$13,993,214
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 4,131,576	$ 8,275,606
Net realized gain (loss)	37,256	(824,052)
Change in net unrealized appreciation (depreciation)	9,824,382	(13,592,308)
Net increase (decrease) in net assets resulting from operations	13,993,214	(6,140,754)
Distributions to shareholders from distributable earnings:
Series I	—	(4,211,171)
Series II	—	(4,569,006)
Total distributions from distributable earnings	—	(8,780,177)
Share transactions–net:
Series I	(17,672,171)	(17,542,621)
Series II	5,532,795	2,229,098
Net increase (decrease) in net assets resulting from share transactions	(12,139,376)	(15,313,523)
Net increase (decrease) in net assets	1,853,838	(30,234,454)
Net assets:
Beginning of period	141,939,071	172,173,525
End of period	$143,792,909	$141,939,071
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$5.06	$ 0.15	$ 0.35	$ 0.50	$ —	$5.56	9.88%	$ 43,465	0.89% (d)	0.89% (d)	5.51% (d)	22%
Year ended 12/31/18	5.51	0.26	(0.43)	(0.17)	(0.28)	5.06	(3.35)	55,703	1.17	1.17	4.84	66
Year ended 12/31/17	5.40	0.26	0.08	0.34	(0.23)	5.51	6.30	80,372	0.99	1.00	4.73	73
Year ended 12/31/16	5.06	0.28	0.28	0.56	(0.22)	5.40	11.21	94,653	0.96	0.96	5.25	99
Year ended 12/31/15	5.53	0.29	(0.46)	(0.17)	(0.30)	5.06	(3.17)	73,594	1.03	1.03	5.23	99
Year ended 12/31/14	5.70	0.29	(0.19)	0.10	(0.27)	5.53	1.73	94,345	0.92	0.98	5.11	103
Series II
Six months ended 06/30/19	5.02	0.14	0.35	0.49	—	5.51	9.76	100,328	1.14 (d)	1.14 (d)	5.26 (d)	22
Year ended 12/31/18	5.46	0.25	(0.42)	(0.17)	(0.27)	5.02	(3.43)	86,236	1.42	1.42	4.59	66
Year ended 12/31/17	5.36	0.25	0.07	0.32	(0.22)	5.46	5.93	91,802	1.24	1.25	4.48	73
Year ended 12/31/16	5.03	0.26	0.28	0.54	(0.21)	5.36	10.83	82,971	1.21	1.21	5.00	99
Year ended 12/31/15	5.50	0.27	(0.45)	(0.18)	(0.29)	5.03	(3.37)	70,840	1.28	1.28	4.98	99
Year ended 12/31/14	5.67	0.28	(0.19)	0.09	(0.26)	5.50	1.59	59,683	1.17	1.23	4.86	103

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $60,480 and $94,807 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. High Yield Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value ("NAV") per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,
Invesco V.I. High Yield Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
F.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
Invesco V.I. High Yield Fund

J.	Lower-Rated Securities – The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Invesco V.I. High Yield Fund

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least
Invesco V.I. High Yield Fund

equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
P.	Other Risks – The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.625%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $3,373.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $10,873 for accounting and fund administrative services and was reimbursed $115,420 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
Invesco V.I. High Yield Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$ —	$135,723,156	$ 0	$135,723,156
Non-U.S. Dollar Denominated Bonds & Notes	—	1,009,507	—	1,009,507
Variable Rate Senior Loan Interests	—	831,621	—	831,621
U.S. Treasury Securities	—	173,304	—	173,304
Common Stocks & Other Equity Interests	1,229	—	1,618	2,847
Money Market Funds	5,283,799	—	—	5,283,799
Investments Matured	—	—	0	0
Total Investments in Securities	5,285,028	137,737,588	1,618	143,024,234
Other Investments - Assets*
Forward Foreign Currency Contracts	—	13,101	—	13,101
Swap Agreements	—	150,082	—	150,082
	—	163,183	—	163,183
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(23,192)	—	(23,192)
Total Other Investments	—	139,991	—	139,991
Total Investments	$5,285,028	$137,877,579	$1,618	$143,164,225

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Invesco V.I. High Yield Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
	Value
Derivative Assets	Credit Risk	Currency Risk	Total
Unrealized appreciation on swap agreements — Centrally Cleared(a)	$ 150,082	$ -	$ 150,082
Unrealized appreciation on forward foreign currency contracts outstanding	-	13,101	13,101
Total Derivative Assets	150,082	13,101	163,183
Derivatives not subject to master netting agreements	(150,082)	-	(150,082)
Total Derivative Assets subject to master netting agreements	$ -	$ 13,101	$ 13,101
	Value
Derivative Liabilities	Credit Risk	Currency Risk	Total
Unrealized depreciation on forward foreign currency contracts outstanding	$ -	$(23,192)	$ (23,192)
Derivatives not subject to master netting agreements	-	-	-
Total Derivative Liabilities subject to master netting agreements	$ -	$(23,192)	$ (23,192)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$ 11,022	$ –	$ 11,022	$–	$–	$ 11,022
Canadian Imperial Bank of Commerce	1,423	–	1,423	–	–	1,423
Goldman Sachs International	656	(20,842)	(20,186)	–	–	(20,186)
State Street Bank & Trust Co.	–	(2,350)	(2,350)	–	–	(2,350)
Total	$13,101	$(23,192)	$(10,091)	$–	$–	$(10,091)
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ -	$ 37,176	$ 37,176
Options purchased(a)	40,180	-	40,180
Options written	30,012	-	30,012
Swap agreements	(48,674)	-	(48,674)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	-	3,114	3,114
Options purchased(a)	31,680	-	31,680
Options written	5,167	-	5,167
Swap agreements	388,444	-	388,444
Total	$ 446,809	$40,290	$487,099

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.
Invesco V.I. High Yield Fund

The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,911,355	$8,200,000	$8,200,000	$2,925,000
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund had a capital loss carryforward as of December 31, 2018, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$6,475,665	$5,345,942	$11,821,607

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $32,740,228 and $42,558,452, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 3,845,731
Aggregate unrealized (depreciation) of investments	(11,055,736)
Net unrealized appreciation (depreciation) of investments	$ (7,210,005)
Cost of investments for tax purposes is $150,461,919.
Invesco V.I. High Yield Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	3,813,908	$ 20,455,064	14,839,601	$ 80,754,950
Series II	2,320,299	12,512,585	3,110,907	16,714,977
Issued as reinvestment of dividends:
Series I	—	—	793,064	4,211,171
Series II	—	—	866,984	4,569,006
Reacquired:
Series I	(7,012,906)	(38,127,235)	(19,216,611)	(102,508,742)
Series II	(1,300,263)	(6,979,790)	(3,585,217)	(19,054,885)
Net increase (decrease) in share activity	(2,178,962)	$ (12,139,376)	(3,191,272)	$ (15,313,523)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period
Series I	$1,000.00	$1,098.80	$4.63	$1,020.38	$4.46	0.89%
Series II	1,000.00	1,097.60	5.93	1,019.14	5.71	1.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. High Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds High Yield Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s security selection in and underweight exposure to certain industries negatively impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

Invesco V.I. High Yield Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

Invesco V.I. High Yield Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. International Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIIGR-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	19.86%
Series II Shares	19.75
MSCI All Country World ex USA Index▼ (Broad Market Index)	13.60
Custom Invesco International Growth Index■ (Style-Specific Index)	17.20
Lipper VUF International Large-Cap Growth Funds Index♦ (Peer Group Index)	18.03
Source(s): ▼RIMES Technologies Corp.; ■ Invesco, RIMES Technologies Corp.; ♦ Lipper Inc.
The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging stock markets, excluding the U.S. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Custom Invesco International Growth Index is composed of the MSCI EAFE Growth Index through Feb. 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter.
    The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.
     The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Australasia and the Far East. It is computed using the net return, which withholds applicable taxes for non-resident investors.
    The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets, excluding the US. It is computed using the net return, which withholds applicable taxes for non-resident investors.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/5/93)	7.04%
10 Years	8.00
5 Years	2.84
1 Year	8.12
Series II Shares
Inception (9/19/01)	7.14%
10 Years	7.73
5 Years	2.59
1 Year	7.85
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.94% and 1.19%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. International Growth Fund

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.
Invesco V.I. International Growth Fund

Schedule of Investments
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.50%
Australia–1.87%
Brambles Ltd.	1,740,821	$ 15,773,239
CSL Ltd.	77,295	11,693,566
		27,466,805
Brazil–4.56%
Ambev S.A., ADR	4,537,080	21,188,164
B3 S.A.–Brasil, Bolsa, Balcao	2,423,597	23,643,001
Banco Bradesco S.A., ADR	2,251,936	22,114,012
		66,945,177
Canada–9.62%
Canadian National Railway Co.	289,002	26,747,388
CGI, Inc.(a)	740,444	56,926,350
Nutrien Ltd.	399,302	21,359,326
PrairieSky Royalty Ltd.	1,338,798	18,810,953
Suncor Energy, Inc.	559,399	17,449,849
		141,293,866
China–6.97%
Alibaba Group Holding Ltd., ADR(a)	133,674	22,651,059
Kweichow Moutai Co., Ltd., Class A	113,621	16,300,461
New Oriental Education & Technology Group, Inc., ADR(a)	171,152	16,529,860
Wuliangye Yibin Co., Ltd., Class A	1,132,697	19,479,949
Yum China Holdings, Inc.	593,975	27,441,645
		102,402,974
Denmark–1.58%
Carlsberg A/S, Class B	174,990	23,203,765
France–8.67%
Bureau Veritas S.A.	915,508	22,613,625
EssilorLuxottica S.A.	96,046	12,554,969
Pernod Ricard S.A.	87,723	16,165,286
Schneider Electric S.E.	282,286	25,605,467
Vinci S.A.	271,431	27,829,188
Vivendi S.A.	821,984	22,655,327
		127,423,862
Germany–8.34%
Allianz S.E.	154,539	37,246,269
Beiersdorf AG	72,793	8,737,600
Deutsche Boerse AG	246,578	34,879,755
GEA Group AG	158,579	4,505,233
SAP S.E.	270,397	37,169,065
		122,537,922
Italy–2.49%
FinecoBank Banca Fineco S.p.A.	1,606,103	17,916,003
Shares		Value
Italy–(continued)
Mediobanca Banca di Credito Finanziario S.p.A.	1,812,642	$ 18,705,961
		36,621,964
Japan–8.42%
Asahi Group Holdings, Ltd.	586,100	26,411,565
FANUC Corp.	144,800	26,879,823
Hoya Corp.	390,100	29,964,750
Kao Corp.	130,300	9,940,605
Keyence Corp.	34,000	20,894,342
Komatsu Ltd.	397,200	9,625,412
		123,716,497
Macau–1.59%
Galaxy Entertainment Group Ltd.	3,460,000	23,373,563
Mexico–1.92%
Fomento Economico Mexicano, S.A.B. de C.V., ADR	291,129	28,166,731
Netherlands–4.15%
ING Groep N.V.	1,886,064	21,870,701
Wolters Kluwer N.V.	536,257	39,040,871
		60,911,572
Singapore–2.05%
United Overseas Bank Ltd.	1,562,166	30,183,033
South Korea–2.52%
NAVER Corp.	101,466	10,016,730
Samsung Electronics Co., Ltd.	662,932	27,029,047
		37,045,777
Spain–1.51%
Amadeus IT Group S.A.	280,425	22,191,740
Sweden–2.82%
Investor AB, Class B	861,807	41,403,862
Switzerland–6.29%
Alcon, Inc.(a)	193,742	11,982,605
Cie Financiere Richemont S.A.	209,601	17,789,675
Julius Baer Group Ltd.	294,544	13,139,918
Kuehne + Nagel International AG	107,858	16,011,575
Novartis AG	291,336	26,647,632
UBS Group AG(a)	575,987	6,845,343
		92,416,748
Taiwan–2.19%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	823,069	32,239,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. International Growth Fund

Shares		Value
Thailand–0.53%
Kasikornbank PCL, NVDR	1,267,000	$ 7,767,050
Turkey–0.75%
Akbank T.A.S.(a)	9,432,012	11,076,795
United Kingdom–12.88%
Amcor Ltd.	2,099,273	23,860,734
British American Tobacco PLC	731,777	25,541,939
Compass Group PLC	948,666	22,734,983
Informa PLC	2,498,146	26,521,128
Reckitt Benckiser Group PLC	244,588	19,329,139
RELX PLC	1,526,818	37,108,119
Royal Dutch Shell PLC, Class B	422,269	13,773,803
TechnipFMC PLC	785,121	20,334,546
		189,204,391
United States–4.78%
Broadcom, Inc.	137,019	39,442,289
Shares		Value
United States–(continued)
Philip Morris International, Inc.	391,828	$ 30,770,253
		70,212,542
Total Common Stocks & Other Equity Interests (Cost $1,017,408,976)		1,417,806,249
Money Market Funds–3.16%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(b)	16,246,470	16,246,470
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(b)	11,613,919	11,618,565
Invesco Treasury Portfolio, Institutional Class, 2.22%(b)	18,567,393	18,567,393
Total Money Market Funds (Cost $46,428,672)		46,432,428
TOTAL INVESTMENTS IN SECURITIES—99.66% (Cost $1,063,837,648)		1,464,238,677
OTHER ASSETS LESS LIABILITIES–0.34%		4,951,590
NET ASSETS–100.00%		$ 1,469,190,267
Investment Abbreviations:
ADR	– American Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Financials	19.52%
Industrials	17.13
Consumer Staples	16.70
Information Technology	16.06
Consumer Discretionary	9.74
Health Care	5.47
Energy	4.79
Communication Services	4.02
Materials	3.07
Money Market Funds Plus Other Assets Less Liabilities	3.50
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. International Growth Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $1,017,408,976)	$ 1,417,806,249
Investments in affiliated money market funds, at value (Cost $46,428,672)	46,432,428
Foreign currencies, at value (Cost $2,449,883)	2,452,188
Receivable for:
Fund shares sold	388,716
Investments sold	4,901,623
Dividends	5,150,169
Investment for trustee deferred compensation and retirement plans	259,930
Total assets	1,477,391,303
Liabilities:
Payable for:
Investments purchased	5,433,619
Fund shares reacquired	1,090,435
Accrued foreign taxes	45,657
Accrued fees to affiliates	1,207,862
Accrued trustees’ and officers’ fees and benefits	245
Accrued other operating expenses	138,622
Trustee deferred compensation and retirement plans	284,596
Total liabilities	8,201,036
Net assets applicable to shares outstanding	$ 1,469,190,267
Net assets consist of:
Shares of beneficial interest	$ 949,598,323
Distributable earnings	519,591,944
$ 1,469,190,267
Net Assets:
Series I	$ 464,192,859
Series II	$1,004,997,408
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,741,446
Series II	25,816,264
Series I:
Net asset value per share	$ 39.53
Series II:
Net asset value per share	$ 38.93
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $2,384,801)	$ 21,888,238
Dividends from affiliated money market funds	771,002
Total investment income	22,659,240
Expenses:
Advisory fees	4,968,352
Administrative services fees	1,142,894
Custodian fees	96,331
Distribution fees - Series II	1,193,085
Transfer agent fees	67,519
Trustees’ and officers’ fees and benefits	21,351
Reports to shareholders	7,413
Professional services fees	51,945
Other	26,015
Total expenses	7,574,905
Less: Fees waived	(34,838)
Net expenses	7,540,067
Net investment income	15,119,173
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	22,004,942
Foreign currencies	(124,449)
21,880,493
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $21,286)	212,181,692
Foreign currencies	242
212,181,934
Net realized and unrealized gain	234,062,427
Net increase in net assets resulting from operations	$ 249,181,600
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. International Growth Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 15,119,173	$ 27,428,724
Net realized gain	21,880,493	141,516,648
Change in net unrealized appreciation (depreciation)	212,181,934	(430,688,387)
Net increase (decrease) in net assets resulting from operations	249,181,600	(261,743,015)
Distributions to shareholders from distributable earnings:
Series I	—	(14,207,500)
Series II	—	(29,812,608)
Total distributions from distributable earnings	—	(44,020,108)
Share transactions–net:
Series I	(30,882,719)	(118,679,986)
Series II	(26,611,635)	(374,671,558)
Net increase (decrease) in net assets resulting from share transactions	(57,494,354)	(493,351,544)
Net increase (decrease) in net assets	191,687,246	(799,114,667)
Net assets:
Beginning of period	1,277,503,021	2,076,617,688
End of period	$ 1,469,190,267	$1,277,503,021
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. International Growth Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$32.98	$0.43	$ 6.12	$ 6.55	$ —	$ —	$ —	$ 39.53	19.86%	$ 464,193	0.91% (d)	0.91% (d)	2.32% (d)	19%
Year ended 12/31/18	39.89	0.66	(6.51)	(5.85)	(0.79)	(0.27)	(1.06)	32.98	(14.97)	414,774	0.92	0.93	1.74	35
Year ended 12/31/17	32.89	0.49	7.06	7.55	(0.55)	—	(0.55)	39.89	23.00	627,894	0.92	0.93	1.34	34
Year ended 12/31/16	33.49	0.50	(0.63)	(0.13)	(0.47)	—	(0.47)	32.89	(0.45)	540,460	0.95	0.96	1.51	18
Year ended 12/31/15	34.87	0.48	(1.33)	(0.85)	(0.53)	—	(0.53)	33.49	(2.34)	601,760	1.00	1.01	1.35	22
Year ended 12/31/14	35.32	0.56	(0.44)	0.12	(0.57)	—	(0.57)	34.87	0.33	647,530	1.01	1.02	1.58	26
Series II
Six months ended 06/30/19	32.52	0.38	6.03	6.41	—	—	—	38.93	19.71	1,004,997	1.16 (d)	1.16 (d)	2.07 (d)	19
Year ended 12/31/18	39.33	0.56	(6.42)	(5.86)	(0.68)	(0.27)	(0.95)	32.52	(15.18)	862,729	1.17	1.18	1.49	35
Year ended 12/31/17	32.44	0.40	6.96	7.36	(0.47)	—	(0.47)	39.33	22.73	1,448,723	1.17	1.18	1.09	34
Year ended 12/31/16	33.04	0.41	(0.62)	(0.21)	(0.39)	—	(0.39)	32.44	(0.70)	1,167,820	1.20	1.21	1.26	18
Year ended 12/31/15	34.42	0.38	(1.31)	(0.93)	(0.45)	—	(0.45)	33.04	(2.61)	1,169,823	1.25	1.26	1.10	22
Year ended 12/31/14	34.88	0.47	(0.43)	0.04	(0.50)	—	(0.50)	34.42	0.09	1,079,488	1.26	1.27	1.33	26

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $451,058 and $962,378 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. International Growth Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. International Growth Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. International Growth Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.71%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $34,838.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $98,937 for accounting and fund administrative services and was reimbursed $1,043,957 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Invesco V.I. International Growth Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$ —	$ 27,466,805	$—	$ 27,466,805
Brazil	66,945,177	—	—	66,945,177
Canada	141,293,866	—	—	141,293,866
China	66,622,564	35,780,410	—	102,402,974
Denmark	—	23,203,765	—	23,203,765
France	—	127,423,862	—	127,423,862
Germany	—	122,537,922	—	122,537,922
Italy	—	36,621,964	—	36,621,964
Japan	—	123,716,497	—	123,716,497
Macau	—	23,373,563	—	23,373,563
Mexico	28,166,731	—	—	28,166,731
Netherlands	—	60,911,572	—	60,911,572
Singapore	—	30,183,033	—	30,183,033
South Korea	—	37,045,777	—	37,045,777
Spain	—	22,191,740	—	22,191,740
Sweden	—	41,403,862	—	41,403,862
Switzerland	11,982,605	80,434,143	—	92,416,748
Taiwan	32,239,613	—	—	32,239,613
Thailand	—	7,767,050	—	7,767,050
Turkey	—	11,076,795	—	11,076,795
United Kingdom	23,860,734	165,343,657	—	189,204,391
United States	70,212,542	—	—	70,212,542
Money Market Funds	46,432,428	—	—	46,432,428
Total Investments	$ 487,756,260	$ 976,482,417	$—	$1,464,238,677
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
Invesco V.I. International Growth Fund

NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $261,438,951 and $311,337,941, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$420,819,132
Aggregate unrealized (depreciation) of investments	(43,581,175)
Net unrealized appreciation of investments	$377,237,957
Cost of investments for tax purposes is $1,087,000,720.
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	568,020	$ 21,175,253	1,795,725	$ 68,266,200
Series II	1,765,208	64,124,000	3,256,967	122,515,503
Issued as reinvestment of dividends:
Series I	—	—	378,411	14,076,897
Series II	—	—	812,333	29,812,608
Reacquired:
Series I	(1,402,331)	(52,057,972)	(5,338,737)	(201,023,083)
Series II	(2,480,669)	(90,735,635)	(14,373,620)	(526,999,669)
Net increase (decrease) in share activity	(1,549,772)	$(57,494,354)	(13,468,921)	$(493,351,544)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,198.60	$4.96	$1,020.28	$4.56	0.91%
Series II	1,000.00	1,197.50	6.32	1,019.04	5.81	1.16

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. International Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. International Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds International Large-Cap Growth Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that not owning certain names as a result of the valuation component of the Fund’s

Invesco V.I. International Growth Fund

investment process, as well as stock selection in certain sectors and regions detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. International Growth Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Managed Volatility Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	I-VIMGV-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	12.05%
Series II Shares	11.92
Russell 1000 Value Index▼ (Broad Market Index)	16.24
Bloomberg Barclays U.S. Government/Credit Index■ (Style-Specific Index)	6.90
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index♦ (Peer Group Index)	13.11
Source(s): ▼RIMES Technologies Corp.;■ FactSet Research Systems Inc.; ♦ Lipper Inc.
The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
    The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (12/30/94)	7.00%
10 Years	8.89
5 Years	4.10
1 Year	1.75
Series II Shares
Inception (4/30/04)	8.28%
10 Years	8.61
5 Years	3.84
1 Year	1.41
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.13% and 1.38%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.14% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–59.34%
Aerospace & Defense–1.33%
General Dynamics Corp.	2,746	$ 499,278
Apparel, Accessories & Luxury Goods–0.81%
Capri Holdings Ltd.(b)	8,711	302,097
Asset Management & Custody Banks–0.26%
State Street Corp.	1,717	96,255
Automobile Manufacturers–1.68%
General Motors Co.	16,384	631,276
Biotechnology–0.54%
Celgene Corp.(b)	2,208	204,108
Broadcasting–0.52%
CBS Corp., Class B	3,934	196,307
Building Products–1.15%
Johnson Controls International PLC	10,432	430,946
Cable & Satellite–2.07%
Charter Communications, Inc., Class A(b)	1,319	521,242
Comcast Corp., Class A	5,985	253,046
		774,288
Commodity Chemicals–0.45%
Dow, Inc.	3,390	167,161
Communications Equipment–1.10%
Cisco Systems, Inc.	7,548	413,102
Diversified Banks–8.58%
Bank of America Corp.	33,382	968,078
Citigroup, Inc.	16,467	1,153,184
JPMorgan Chase & Co.	6,452	721,334
Wells Fargo & Co.	7,860	371,935
		3,214,531
Electric Utilities–0.67%
Duke Energy Corp.	1,376	121,418
FirstEnergy Corp.	3,045	130,357
		251,775
Fertilizers & Agricultural Chemicals–1.02%
Corteva, Inc.(b)	6,854	202,673
Nutrien Ltd. (Canada)	3,329	177,968
		380,641
Food Distributors–0.85%
US Foods Holding Corp.(b)	8,935	319,516
Shares		Value
Health Care Distributors–0.96%
McKesson Corp.	2,678	$ 359,896
Health Care Equipment–1.56%
Medtronic PLC	2,581	251,363
Zimmer Biomet Holdings, Inc.	2,839	334,264
		585,627
Health Care Services–0.89%
CVS Health Corp.	6,102	332,498
Health Care Supplies–0.43%
Alcon, Inc. (Switzerland)(b)	2,629	162,599
Home Improvement Retail–0.61%
Kingfisher PLC (United Kingdom)	83,436	227,936
Hotels, Resorts & Cruise Lines–1.15%
Carnival Corp.	9,238	430,029
Industrial Machinery–0.88%
Ingersoll-Rand PLC	2,595	328,709
Insurance Brokers–1.07%
Willis Towers Watson PLC	2,097	401,659
Integrated Oil & Gas–3.64%
BP PLC (United Kingdom)	57,039	398,613
Chevron Corp.	2,630	327,277
Occidental Petroleum Corp.	2,818	141,689
Royal Dutch Shell PLC, Class A (United Kingdom)	15,153	496,181
		1,363,760
Internet & Direct Marketing Retail–0.85%
eBay, Inc.	8,103	320,068
Investment Banking & Brokerage–2.45%
Goldman Sachs Group, Inc. (The)	1,783	364,802
Morgan Stanley	12,628	553,232
		918,034
IT Consulting & Other Services–0.70%
Cognizant Technology Solutions Corp., Class A	4,135	262,118
Managed Health Care–0.61%
Anthem, Inc.	806	227,461
Multi-line Insurance–2.06%
American International Group, Inc.	14,530	774,158
Oil & Gas Equipment & Services–1.35%
Schlumberger Ltd.	4,346	172,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Shares		Value
Oil & Gas Equipment & Services–(continued)
TechnipFMC PLC (United Kingdom)	12,885	$ 334,237
		506,947
Oil & Gas Exploration & Production–2.48%
Canadian Natural Resources Ltd. (Canada)	7,748	208,913
Devon Energy Corp.	14,162	403,900
Marathon Oil Corp.	22,286	316,684
		929,497
Other Diversified Financial Services–1.23%
AXA Equitable Holdings, Inc.	8,243	172,279
Voya Financial, Inc.	5,253	290,491
		462,770
Packaged Foods & Meats–1.50%
Mondelez International, Inc., Class A	10,410	561,099
Pharmaceuticals–4.60%
Bristol-Myers Squibb Co.	6,799	308,335
Johnson & Johnson	5,398	751,833
Novartis AG (Switzerland)	4,549	416,083
Sanofi (France)	2,847	246,291
		1,722,542
Railroads–0.87%
CSX Corp.	4,201	325,031
Regional Banks–1.99%
Citizens Financial Group, Inc.	13,298	470,217
First Horizon National Corp.	406	6,062
PNC Financial Services Group, Inc. (The)	1,978	271,540
		747,819
Semiconductors–1.93%
Intel Corp.	8,796	421,065
QUALCOMM, Inc.	3,987	303,291
		724,356
Specialty Chemicals–0.56%
DuPont de Nemours, Inc.	2,799	210,121
Systems Software–1.58%
Oracle Corp.	10,398	592,374
Technology Hardware, Storage & Peripherals–0.82%
Apple, Inc.	1,552	307,172
Tobacco–1.54%
Philip Morris International, Inc.	7,340	576,410
Total Common Stocks & Other Equity Interests (Cost $18,654,698)		22,241,971
Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–25.56%
Aerospace & Defense–0.05%
General Dynamics Corp., 2.88%, 05/11/2020	$ 10,000	$ 10,052
United Technologies Corp., 4.45%, 11/16/2038	9,000	10,107
		20,159
Air Freight & Logistics–0.01%
United Parcel Service, Inc., 3.40%, 11/15/2046	4,000	3,823
Airlines–0.18%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	18,798	19,463
United Airlines Pass Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	24,043	25,024
Series 2018-1, Class AA, 3.50%, 03/01/2030	16,704	17,091
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, 5.00%, 10/23/2023(c)	4,304	4,434
		66,012
Alternative Carriers–0.27%
GCI Liberty, Inc., Conv., 1.75%, 10/05/2023(c)(d)	85,000	99,784
Application Software–0.85%
Nuance Communications, Inc.,
Conv., 1.00%, 12/15/2022(d)	127,000	119,834
1.25%, 04/01/2025	49,000	48,260
RealPage, Inc., Conv., 1.50%, 11/15/2022	24,000	36,043
Workday, Inc., Conv., 0.25%, 10/01/2022	75,000	112,692
		316,829
Asset Management & Custody Banks–0.90%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(c)	40,000	41,569
Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(c)	150,000	170,340
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	25,000	26,058
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(c)	5,000	5,159
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(c)	85,000	94,542
		337,668
Automobile Manufacturers–0.64%
Ford Motor Credit Co. LLC, 4.13%, 08/04/2025	200,000	200,429
General Motors Co., 6.60%, 04/01/2036	16,000	17,739
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Principal Amount		Value
Automobile Manufacturers–(continued)
General Motors Financial Co., Inc., 5.25%, 03/01/2026	$ 21,000	$ 22,544
		240,712
Biotechnology–1.28%
AbbVie, Inc., 4.50%, 05/14/2035	38,000	39,104
BioMarin Pharmaceutical, Inc., Conv., 1.50%, 10/15/2020	117,000	131,479
Celgene Corp., 4.63%, 05/15/2044	100,000	114,051
Gilead Sciences, Inc.,
2.55%, 09/01/2020	50,000	50,135
4.40%, 12/01/2021	25,000	26,142
Medicines Co. (The), Conv., 2.75%, 07/15/2023	37,000	37,191
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	62,000	81,654
		479,756
Brewers–0.44%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	45,000	49,562
4.90%, 02/01/2046	47,000	52,319
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)	35,000	36,380
Molson Coors Brewing Co.,
1.45%, 07/15/2019	13,000	12,995
4.20%, 07/15/2046	16,000	15,467
		166,723
Cable & Satellite–1.80%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	60,000	63,050
Comcast Corp.,
4.15%, 10/15/2028	30,000	33,094
3.90%, 03/01/2038	10,000	10,553
4.60%, 10/15/2038	10,000	11,459
DISH Network Corp., Conv., 3.38%, 08/15/2026	147,000	143,278
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024(c)	25,000	25,295
Liberty Media Corp.,
Conv., 2.25%, 10/05/2021(d)	55,000	29,669
1.38%, 10/15/2023	299,000	336,359
Liberty Formula One, Conv., 1.00%, 01/30/2023	20,000	23,595
		676,352
Communications Equipment–0.53%
Finisar Corp., Conv., 0.50%, 12/15/2021(d)	39,000	38,120
Principal Amount		Value
Communications Equipment–(continued)
Viavi Solutions, Inc.,
Conv., 1.75%, 06/01/2023	$ 71,000	$ 82,417
1.00%, 03/01/2024	68,000	80,070
		200,607
Consumer Finance–0.12%
American Express Co., 3.63%, 12/05/2024	18,000	18,903
Capital One Financial Corp., 3.20%, 01/30/2023	15,000	15,384
Synchrony Financial, 3.95%, 12/01/2027	10,000	9,993
		44,280
Data Processing & Outsourced Services–0.10%
Euronet Worldwide, Inc., Conv., 0.75%, 03/15/2025(c)(d)	17,000	20,675
Fiserv, Inc., 3.80%, 10/01/2023	15,000	15,802
		36,477
Diversified Banks–1.86%
Bank of America Corp., 3.25%, 10/21/2027	10,000	10,250
Bank of Montreal (Canada), 2.10%, 12/12/2019	75,000	74,920
Citigroup, Inc.,
4.00%, 08/05/2024	60,000	63,262
3.67%, 07/24/2028	15,000	15,660
4.75%, 05/18/2046	15,000	17,021
Commonwealth Bank of Australia (Australia), 2.25%, 03/10/2020(c)	40,000	39,992
JPMorgan Chase & Co.,
3.20%, 06/15/2026	15,000	15,443
3.51%, 01/23/2029	15,000	15,627
4.26%, 02/22/2048	10,000	11,049
3.90%, 01/23/2049	15,000	15,746
Series V, 5.64%(e)	150,000	149,707
Toronto-Dominion Bank (The) (Canada), 2.65%, 06/12/2024	15,000	15,138
U.S. Bancorp, Series W, 3.10%, 04/27/2026	10,000	10,221
Wells Fargo & Co.,
3.55%, 09/29/2025	30,000	31,327
4.10%, 06/03/2026	95,000	100,729
4.65%, 11/04/2044	100,000	111,385
		697,477
Diversified Capital Markets–0.65%
Credit Suisse Group AG (Switzerland), Conv., 0.50%, 06/24/2024(c)	260,000	244,842
Diversified Chemicals–0.03%
Eastman Chemical Co., 2.70%, 01/15/2020	13,000	12,994
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Principal Amount		Value
Drug Retail–0.15%
Walgreens Boots Alliance, Inc.,
3.30%, 11/18/2021	$ 32,000	$ 32,646
4.50%, 11/18/2034	24,000	24,706
		57,352
Electric Utilities–0.12%
Georgia Power Co., 2.00%, 03/30/2020	35,000	34,870
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	11,000	11,488
		46,358
Environmental & Facilities Services–0.07%
Waste Management, Inc., 3.90%, 03/01/2035	25,000	26,740
Food Retail–0.01%
Alimentation Couche-Tard, Inc. (Canada), 4.50%, 07/26/2047(c)	2,000	2,015
General Merchandise Stores–0.05%
Dollar General Corp., 3.25%, 04/15/2023	20,000	20,550
Health Care Equipment–1.93%
Becton, Dickinson and Co.,
2.68%, 12/15/2019	15,000	15,006
4.88%, 05/15/2044	86,000	92,553
DexCom, Inc.,
Conv., 0.75%, 05/15/2022	88,000	140,646
0.75%, 12/01/2023(c)	86,000	101,085
Insulet Corp., Conv., 1.38%, 11/15/2024	13,000	18,517
Medtronic, Inc.,
3.15%, 03/15/2022	58,000	59,683
4.38%, 03/15/2035	20,000	23,046
NuVasive, Inc., Conv., 2.25%, 03/15/2021	80,000	91,050
Wright Medical Group N.V., Conv., 2.25%, 11/15/2021	39,000	57,866
Wright Medical Group, Inc., Conv., 1.63%, 06/15/2023	113,000	124,512
		723,964
Health Care REITs–0.07%
HCP, Inc., 3.88%, 08/15/2024	25,000	26,215
Health Care Services–0.28%
Cigna Corp., 4.80%, 08/15/2038(c)	9,000	9,709
CVS Health Corp.,
3.38%, 08/12/2024	20,000	20,491
4.10%, 03/25/2025	16,000	16,877
Laboratory Corp. of America Holdings,
3.20%, 02/01/2022	33,000	33,554
4.70%, 02/01/2045	22,000	22,777
		103,408
Principal Amount		Value
Home Improvement Retail–0.07%
Home Depot, Inc. (The), 2.00%, 04/01/2021	$ 27,000	$ 26,989
Hotel & Resort REITs–0.03%
Hospitality Properties Trust, 4.50%, 06/15/2023	10,000	10,359
Insurance Brokers–0.04%
Marsh & McLennan Cos., Inc., 4.75%, 03/15/2039	10,000	11,480
Willis North America, Inc., 3.60%, 05/15/2024	5,000	5,171
		16,651
Integrated Oil & Gas–0.09%
Occidental Petroleum Corp., 3.40%, 04/15/2026	15,000	15,290
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	18,000	18,786
		34,076
Integrated Telecommunication Services–1.76%
AT&T, Inc.,
3.00%, 06/30/2022	28,000	28,489
3.40%, 05/15/2025	15,000	15,424
4.50%, 05/15/2035	25,000	26,218
5.15%, 03/15/2042	150,000	164,101
4.80%, 06/15/2044	40,000	42,267
Orange S.A. (France), 1.63%, 11/03/2019	55,000	54,831
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	150,000	196,843
Verizon Communications, Inc., 4.40%, 11/01/2034	120,000	133,138
		661,311
Interactive Media & Services–0.14%
YY, Inc. (China), 1.38%, 06/15/2024(c)(d)	52,000	52,910
Internet & Direct Marketing Retail–0.74%
Amazon.com, Inc.,
2.60%, 12/05/2019	50,000	50,064
4.80%, 12/05/2034	9,000	11,052
Ctrip.com International, Ltd. (China), Conv., 1.25%, 09/15/2019(d)	113,000	112,539
Liberty Expedia Holdings, Inc., Conv., 1.00%, 07/05/2022(c)(d)	53,000	53,041
QVC, Inc., 5.45%, 08/15/2034	50,000	49,284
		275,980
Internet Services & Infrastructure–0.26%
IAC Financeco 3, Inc., Conv., 2.00%, 01/15/2030(c)	94,000	96,957
Investment Banking & Brokerage–1.15%
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/2025	27,000	28,655
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Principal Amount		Value
Investment Banking & Brokerage–(continued)
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	$ 198,000	$ 188,526
Morgan Stanley,
2.38%, 07/23/2019	175,000	174,994
4.00%, 07/23/2025	35,000	37,497
		429,672
Life & Health Insurance–0.41%
Athene Global Funding, 4.00%, 01/25/2022(c)	45,000	46,558
Guardian Life Global Funding, 2.90%, 05/06/2024(c)	20,000	20,529
Jackson National Life Global Funding,
2.10%, 10/25/2021(c)	10,000	9,930
3.25%, 01/30/2024(c)	15,000	15,454
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(c)	35,000	39,938
Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(c)	20,000	20,171
		152,580
Movies & Entertainment–0.20%
Live Nation Entertainment, Inc., 2.50%, 03/15/2023	62,000	73,542
Multi-line Insurance–0.21%
American Financial Group, Inc., 4.50%, 06/15/2047	20,000	20,305
American International Group, Inc.,
2.30%, 07/16/2019	20,000	19,998
4.38%, 01/15/2055	40,000	40,278
		80,581
Multi-Utilities–0.05%
NiSource, Inc., 4.38%, 05/15/2047	9,000	9,629
Sempra Energy, 3.80%, 02/01/2038	8,000	7,767
		17,396
Office REITs–0.47%
Government Properties Income Trust, 4.00%, 07/15/2022	25,000	25,274
Highwoods Realty L.P., 3.20%, 06/15/2021	150,000	151,069
		176,343
Oil & Gas Equipment & Services–0.22%
Helix Energy Solutions Group, Inc., Conv., 4.25%, 05/01/2022	40,000	40,342
Oil States International, Inc., Conv., 1.50%, 02/15/2023	46,000	41,143
		81,485
Oil & Gas Exploration & Production–0.12%
Chesapeake Energy Corp., Conv., 5.50%, 09/15/2026	37,000	29,625
ConocoPhillips Co., 4.15%, 11/15/2034	13,000	13,997
		43,622
Principal Amount		Value
Oil & Gas Storage & Transportation–0.48%
Energy Transfer Operating L.P.,
7.50%, 10/15/2020	$ 20,000	$ 21,218
4.20%, 09/15/2023	2,000	2,097
4.90%, 03/15/2035	19,000	19,143
Enterprise Products Operating LLC,
2.55%, 10/15/2019	20,000	19,995
4.25%, 02/15/2048	10,000	10,362
Kinder Morgan, Inc., 5.30%, 12/01/2034	23,000	26,031
MPLX L.P.,
4.50%, 07/15/2023	65,000	68,966
4.50%, 04/15/2038	11,000	11,115
		178,927
Other Diversified Financial Services–0.13%
ERAC USA Finance LLC, 2.35%, 10/15/2019(c)	50,000	49,942
Packaged Foods & Meats–0.26%
General Mills, Inc., 2.20%, 10/21/2019	45,000	44,944
J. M. Smucker Co. (The), 2.50%, 03/15/2020	50,000	49,997
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	3,000	3,247
		98,188
Pharmaceuticals–1.43%
Allergan Funding SCS, 4.85%, 06/15/2044	150,000	155,851
Bayer US Finance II LLC (Germany), 2.13%, 07/15/2019(c)	15,000	14,997
Bayer US Finance LLC (Germany), 3.00%, 10/08/2021(c)	200,000	201,487
Bristol-Myers Squibb Co., 4.13%, 06/15/2039(c)	18,000	19,533
Jazz Investments I Ltd., Conv., 1.88%, 08/15/2021	76,000	77,629
Mylan N.V., 3.15%, 06/15/2021	17,000	17,005
Pacira BioSciences Inc., Conv., 2.38%, 04/01/2022	26,000	26,685
Supernus Pharmaceuticals, Inc., 0.63%, 04/01/2023	22,000	21,579
		534,766
Property & Casualty Insurance–0.49%
Allstate Corp. (The), 3.28%, 12/15/2026	10,000	10,455
Liberty Mutual Group, Inc., 4.85%, 08/01/2044(c)	115,000	126,293
Markel Corp., 5.00%, 05/20/2049	15,000	16,350
PartnerRe Finance B LLC, 3.70%, 07/02/2029	30,000	30,556
		183,654
Railroads–0.07%
Union Pacific Corp., 4.15%, 01/15/2045	25,000	26,383
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Principal Amount		Value
Regional Banks–0.10%
Citizens Financial Group, Inc., 2.38%, 07/28/2021	$ 15,000	$ 14,989
The PNC Financial Services Group, Inc., 3.45%, 04/23/2029	20,000	21,064
		36,053
Renewable Electricity–0.42%
Oglethorpe Power Corp., 4.55%, 06/01/2044	150,000	155,882
Restaurants–0.06%
Starbucks Corp., 3.55%, 08/15/2029	20,000	20,937
Semiconductor Equipment–0.17%
Applied Materials, Inc., 2.63%, 10/01/2020	65,000	65,358
Semiconductors–1.01%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	30,000	30,325
Cree, Inc., Conv., 0.88%, 09/01/2023(c)	98,000	113,673
Microchip Technology, Inc., Conv., 1.63%, 02/15/2027	74,000	87,364
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(c)	20,000	22,173
ON Semiconductor Corp., Conv., 1.00%, 12/01/2020	76,000	93,556
Silicon Laboratories, Inc., Conv., 1.38%, 03/01/2022	21,000	26,177
Texas Instruments, Inc., 2.63%, 05/15/2024	5,000	5,093
		378,361
Specialized Finance–0.89%
Convertible Trust - Consumer, Series 2018-1, 0.25%, 01/17/2024	160,000	163,888
Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	168,000	168,907
		332,795
Specialized REIT–0.04%
Crown Castle International Corp., 3.80%, 02/15/2028	15,000	15,584
Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	3,000	3,201
Systems Software–0.50%
FireEye, Inc.,
Series A, Conv., 1.00%, 06/01/2020(d)	76,000	74,100
Series B, Conv., 1.63%, 06/01/2022(d)	77,000	72,765
Microsoft Corp., 3.50%, 02/12/2035	37,000	39,442
		186,307
Technology Distributors–0.08%
Avnet, Inc., 4.63%, 04/15/2026	30,000	31,391
Principal Amount		Value
Technology Hardware, Storage & Peripherals–0.68%
Apple, Inc.,
2.15%, 02/09/2022	$ 39,000	$ 39,156
3.35%, 02/09/2027	10,000	10,512
Dell International LLC/EMC Corp., 5.45%, 06/15/2023(c)	26,000	28,041
SanDisk LLC, Conv., 0.50%, 10/15/2020	140,000	121,731
Western Digital Corp., Conv., 1.50%, 02/01/2024(c)	61,000	54,932
		254,372
Tobacco–0.11%
Altria Group, Inc., 5.80%, 02/14/2039	36,000	40,487
Trading Companies & Distributors–0.13%
Air Lease Corp., 4.25%, 09/15/2024	35,000	37,017
Aircastle Ltd., 4.40%, 09/25/2023	10,000	10,389
		47,406
Trucking–0.11%
Aviation Capital Group LLC, 4.88%, 10/01/2025(c)	40,000	43,188
Wireless Telecommunication Services–0.04%
Rogers Communications, Inc. (Canada), 4.30%, 02/15/2048	15,000	16,062
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,067,885)		9,580,795
U.S. Treasury Securities–7.43%
U.S. Treasury Bonds–0.87%
4.50%, 02/15/2036	75,000	98,895
3.00%, 02/15/2049	208,200	228,377
		327,272
U.S. Treasury Notes–6.56%
2.13%, 05/31/2021	2,128,000	2,142,090
1.75%, 06/15/2022	290,000	290,334
2.00%, 05/31/2024	3,200	3,236
2.13%, 05/31/2026	19,300	19,612
2.38%, 05/15/2029	1,300	1,343
		2,456,615
Total U.S. Treasury Securities (Cost $2,756,043)		2,783,887
Shares
Preferred Stocks–0.22%
Asset Management & Custody Banks–0.22%
AMG Capital Trust II, $2.58 Conv. Pfd. (Cost $106,269)	1,700	82,500
Money Market Funds–6.94%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(f)	910,931	910,931
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(f)	650,440	650,700
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 2.22%(f)	1,041,065	$ 1,041,065
Total Money Market Funds (Cost $2,602,632)		2,602,696
TOTAL INVESTMENTS IN SECURITIES–99.49% (Cost $33,187,527)		37,291,849
OTHER ASSETS LESS LIABILITIES–0.51%		192,280
NET ASSETS–100.00%		$37,484,129
Investment Abbreviations:
Conv.	– Convertible
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at June 30, 2019 was $1,925,568, which represented 5.14% of the Fund’s Net Assets.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
07/05/2019	State Street Bank & Trust Co.	GBP	9,307	USD	11,863	$ 42
07/05/2019	State Street Bank & Trust Co.	USD	9,435	CAD	12,599	186
07/05/2019	State Street Bank & Trust Co.	USD	5,361	EUR	4,740	31
Subtotal—Appreciation						259
Currency Risk
07/05/2019	Bank of New York Mellon (The)	CHF	186,582	USD	187,417	(3,770)
07/05/2019	Bank of New York Mellon (The)	EUR	156,093	USD	175,283	(2,256)
07/05/2019	Bank of New York Mellon (The)	GBP	326,169	USD	413,131	(1,151)
07/05/2019	State Street Bank & Trust Co.	CAD	225,515	USD	167,512	(4,709)
07/05/2019	State Street Bank & Trust Co.	CHF	241,193	USD	242,376	(4,768)
07/05/2019	State Street Bank & Trust Co.	EUR	14,065	USD	15,928	(70)
07/05/2019	State Street Bank & Trust Co.	GBP	326,162	USD	413,125	(1,149)
07/05/2019	State Street Bank & Trust Co.	USD	6,124	CHF	5,947	(30)
Subtotal—Depreciation						(17,903)
Total Forward Foreign Currency Contracts						$ (17,644)

Abbreviations:
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Financials	24.81%
Health Care	14.51
Information Technology	10.05
Energy	8.38
U.S. Treasury Securities	7.43
Consumer Discretionary	6.92
Communication Services	6.80
Consumer Staples	4.86
Industrials	4.85
Materials	2.07
Other Sectors, Each Less than 2% of Net Assets	1.87
Money Market Funds Plus Other Assets Less Liabilities	7.45
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $30,584,895)	$ 34,689,153
Investments in affiliated money market funds, at value (Cost $2,602,632)	2,602,696
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	259
Cash	1,387
Foreign currencies, at value (Cost $24,822)	24,893
Receivable for:
Fund shares sold	37,651
Dividends	48,814
Interest	74,348
Investments sold	123,010
Investment for trustee deferred compensation and retirement plans	68,806
Total assets	37,671,017
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	17,903
Payable for:
Investments purchased	4,007
Fund shares reacquired	23,186
Accrued fees to affiliates	17,261
Accrued trustees’ and officers’ fees and benefits	437
Accrued other operating expenses	50,924
Trustee deferred compensation and retirement plans	73,170
Total liabilities	186,888
Net assets applicable to shares outstanding	$37,484,129
Net assets consist of:
Shares of beneficial interest	$31,195,896
Distributable earnings	6,288,233
$37,484,129
Net Assets:
Series I	$ 36,178,466
Series II	$ 1,305,663
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	2,924,479
Series II	106,893
Series I:
Net asset value per share	$ 12.37
Series II:
Net asset value per share	$ 12.21
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $6,656)	$ 309,264
Interest	174,979
Dividends from affiliated money market funds	24,842
Total investment income	509,085
Expenses:
Advisory fees	111,330
Administrative services fees	30,427
Custodian fees	6,424
Distribution fees - Series II	1,600
Transfer agent fees	9,914
Trustees’ and officers’ fees and benefits	11,618
Reports to shareholders	5,146
Professional services fees	27,890
Other	7,583
Total expenses	211,932
Less: Fees waived	(1,108)
Net expenses	210,824
Net investment income	298,261
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	621,364
Foreign currencies	3,461
Forward foreign currency contracts	22,376
Futures contracts	(444,579)
202,622
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,561,517
Foreign currencies	145
Forward foreign currency contracts	(14,755)
Futures contracts	172,631
3,719,538
Net realized and unrealized gain	3,922,160
Net increase in net assets resulting from operations	$4,220,421
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 298,261	$ 521,300
Net realized gain	202,622	1,584,562
Change in net unrealized appreciation (depreciation)	3,719,538	(6,547,229)
Net increase (decrease) in net assets resulting from operations	4,220,421	(4,441,367)
Distributions to shareholders from distributable earnings:
Series I	—	(2,054,218)
Series II	—	(66,296)
Total distributions from distributable earnings	—	(2,120,514)
Share transactions–net:
Series I	(2,318,639)	(3,342,378)
Series II	(51,835)	(11,717)
Net increase (decrease) in net assets resulting from share transactions	(2,370,474)	(3,354,095)
Net increase (decrease) in net assets	1,849,947	(9,915,976)
Net assets:
Beginning of period	35,634,182	45,550,158
End of period	$37,484,129	$ 35,634,182
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 11.04	$ 0.10	$ 1.23	$ 1.33	$ —	$ —	$ —	$12.37	12.05%	$ 36,178	1.12% (d)	1.13% (d)	1.62% (d)	45%
Year ended 12/31/18	13.06	0.16	(1.51)	(1.35)	(0.22)	(0.45)	(0.67)	11.04	(11.00)	34,420	1.23	1.24	1.24	111
Year ended 12/31/17	11.97	0.18 (e)	1.08	1.26	(0.17)	—	(0.17)	13.06	10.56	44,104	1.13	1.13	1.42 (e)	91
Year ended 12/31/16	11.38	0.14	1.03	1.17	(0.22)	(0.36)	(0.58)	11.97	10.61	50,183	1.15	1.16	1.26	92
Year ended 12/31/15	19.02	0.18	(0.74)	(0.56)	(0.27)	(6.81)	(7.08)	11.38	(2.15)	52,360	1.08	1.10	1.07	117
Year ended 12/31/14	17.03	0.24	3.23	3.47	(0.56)	(0.92)	(1.48)	19.02	20.57	70,717	1.03	1.10	1.26	201
Series II
Six months ended 06/30/19	10.91	0.08	1.22	1.30	—	—	—	12.21	11.92	1,306	1.37 (d)	1.38 (d)	1.37 (d)	45
Year ended 12/31/18	12.92	0.12	(1.49)	(1.37)	(0.19)	(0.45)	(0.64)	10.91	(11.28)	1,214	1.48	1.49	0.99	111
Year ended 12/31/17	11.84	0.15 (e)	1.07	1.22	(0.14)	—	(0.14)	12.92	10.33	1,446	1.38	1.38	1.17 (e)	91
Year ended 12/31/16	11.26	0.11	1.02	1.13	(0.19)	(0.36)	(0.55)	11.84	10.31	1,462	1.40	1.41	1.01	92
Year ended 12/31/15	18.88	0.13	(0.72)	(0.59)	(0.22)	(6.81)	(7.03)	11.26	(2.37)	1,500	1.33	1.35	0.82	117
Year ended 12/31/14	16.91	0.19	3.21	3.40	(0.51)	(0.92)	(1.43)	18.88	20.30	1,794	1.28	1.35	1.01	201

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $36,127 and $1,290 for Series I and Series II shares, respectively.
(e)	Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.14 and 1.11% and $0.11 and 0.86% for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Managed Volatility Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Managed Volatility Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. Managed Volatility Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.60% of the Fund’s average daily net assets.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $1,108.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $2,620 for accounting and fund administrative services and was reimbursed $27,807 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
Invesco V.I. Managed Volatility Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 20,456,867	$ 1,785,104	$—	$22,241,971
U.S. Dollar Denominated Bonds & Notes	—	9,580,795	—	9,580,795
U.S. Treasury Securities	—	2,783,887	—	2,783,887
Preferred Stocks	—	82,500	—	82,500
Money Market Funds	2,602,696	—	—	2,602,696
Total Investments in Securities	23,059,563	14,232,286	—	37,291,849
Other Investments - Assets*
Forward Foreign Currency Contracts	—	259	—	259
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(17,903)	—	(17,903)
Total Other Investments	—	(17,644)	—	(17,644)
Total Investments	$23,059,563	$ 14,214,642	$—	$37,274,205

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Invesco V.I. Managed Volatility Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 259
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 259
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(17,903)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(17,903)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of June 30, 2019.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$ –	$ (7,177)	$ (7,177)	$–	$–	$ (7,177)
State Street Bank & Trust Co.	259	(10,726)	(10,467)	–	–	(10,467)
Total	$ 259	$ (17,903)	$ (17,644)	$–	$–	$ (17,644)
Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ 22,376	$ -	$ 22,376
Futures contracts	-	(444,579)	(444,579)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(14,755)	-	(14,755)
Futures contracts	-	172,631	172,631
Total	$ 7,621	$(271,948)	$(264,327)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$2,895,546	$3,035,031
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
Invesco V.I. Managed Volatility Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $13,236,279 and $16,428,466, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $2,464,874 and $2,538,233, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 5,214,328
Aggregate unrealized (depreciation) of investments	(1,250,044)
Net unrealized appreciation of investments	$ 3,964,284
Cost of investments for tax purposes is $33,309,921.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	81,292	$ 985,669	209,264	$ 2,541,868
Series II	1,195	14,276	5,870	72,638
Issued as reinvestment of dividends:
Series I	—	—	162,517	2,054,218
Series II	—	—	5,304	66,295
Reacquired:
Series I	(274,868)	(3,304,308)	(630,388)	(7,938,464)
Series II	(5,586)	(66,111)	(11,831)	(150,650)
Net increase (decrease) in share activity	(197,967)	$(2,370,474)	(259,264)	$(3,354,095)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,120.50	$5.89	$ 1,019.24	$5.61	1.12%
Series II	1,000.00	1,119.20	7.20	1,018.00	6.85	1.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Managed Volatility Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mixed-Asset Target Allocation Growth Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one and three year periods and above the performance of the Index for the five year period. The Board noted that the Fund’s value

Invesco V.I. Managed Volatility Fund

style of equity investing compared to its peers, including its underweight exposure to technology stocks and its overweight exposure to energy stocks, negatively impacted relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group. The Board also noted that the Fund’s total expense ratio ranked fifth in its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Managed Volatility Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Mid Cap Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VIMCCE-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	15.31%
Series II Shares	15.21
S&P 500 Index▼ (Broad Market Index)	18.54
Russell Midcap Index■ (Style-Specific Index)	21.35
Lipper VUF Mid-Cap Core Funds Index♦ (Peer Group Index)	18.13
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (9/10/01)	7.19%
10 Years	9.51
5 Years	4.42
1 Year	4.92
Series II Shares
Inception (9/10/01)	6.93%
10 Years	9.23
5 Years	4.15
1 Year	4.66
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.95% and 1.20%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–91.75%
Aerospace & Defense–1.22%
L3 Technologies, Inc.	7,050	$ 1,728,449
Spirit AeroSystems Holdings, Inc., Class A	15,058	1,225,269
		2,953,718
Apparel, Accessories & Luxury Goods–0.60%
Samsonite International S.A.(b)(c)	629,400	1,447,508
Application Software–3.07%
ANSYS, Inc.(c)	10,259	2,101,248
Q2 Holdings, Inc.(c)	16,235	1,239,705
Synopsys, Inc.(c)	31,929	4,108,943
		7,449,896
Asset Management & Custody Banks–0.98%
St. James’s Place PLC (United Kingdom)	170,828	2,386,602
Auto Parts & Equipment–0.81%
Visteon Corp.(c)	33,708	1,974,615
Automotive Retail–0.73%
O’Reilly Automotive, Inc.(c)	4,824	1,781,600
Biotechnology–0.64%
Sarepta Therapeutics, Inc.(c)	4,731	718,876
Seattle Genetics, Inc.(c)	11,940	826,367
		1,545,243
Building Products–2.50%
Allegion PLC	27,691	3,061,240
Masco Corp.	76,740	3,011,278
		6,072,518
Commodity Chemicals–1.46%
Valvoline, Inc.	181,046	3,535,828
Communications Equipment–2.91%
Ciena Corp.(c)	65,150	2,679,619
Motorola Solutions, Inc.	26,264	4,378,997
		7,058,616
Construction Machinery & Heavy Trucks–1.00%
Wabtec Corp.	33,926	2,434,530
Consumer Finance–0.75%
Capital One Financial Corp.	20,065	1,820,698
Data Processing & Outsourced Services–3.13%
First Data Corp., Class A(c)	199,999	5,413,973
Pagseguro Digital Ltd., Class A (Brazil)(c)	56,194	2,189,880
		7,603,853
Shares		Value
Diversified Chemicals–1.77%
Eastman Chemical Co.	55,207	$ 4,296,761
Electric Utilities–0.73%
PPL Corp.	57,200	1,773,772
Electronic Components–1.16%
Amphenol Corp., Class A	29,323	2,813,249
Electronic Equipment & Instruments–2.14%
Keysight Technologies, Inc.(c)	57,752	5,186,707
Electronic Manufacturing Services–0.91%
IPG Photonics Corp.(c)	14,338	2,211,636
Environmental & Facilities Services–2.91%
Republic Services, Inc.	52,609	4,558,044
Tetra Tech, Inc.	31,741	2,493,255
		7,051,299
Financial Exchanges & Data–1.07%
Moody’s Corp.	13,254	2,588,639
General Merchandise Stores–1.96%
Dollar General Corp.	35,275	4,767,769
Health Care Equipment–4.78%
Boston Scientific Corp.(c)	42,734	1,836,707
Globus Medical, Inc., Class A(c)	45,892	1,941,232
Hill-Rom Holdings, Inc.	28,872	3,020,589
Wright Medical Group N.V.(c)	120,692	3,599,035
Zimmer Biomet Holdings, Inc.	10,280	1,210,367
		11,607,930
Health Care Services–0.21%
Guardant Health, Inc.(c)	5,849	504,944
Health Care Supplies–1.13%
Alcon, Inc. (Switzerland)(c)	44,009	2,730,758
Homebuilding–0.75%
D.R. Horton, Inc.	42,074	1,814,652
Human Resource & Employment Services–0.76%
Korn Ferry	46,013	1,843,741
Industrial Machinery–7.74%
Fortive Corp.	30,515	2,487,583
Ingersoll-Rand PLC	23,141	2,931,270
ITT, Inc.	61,086	3,999,911
Lincoln Electric Holdings, Inc.	14,811	1,219,241
Nordson Corp.	14,868	2,100,997
Parker-Hannifin Corp.	19,862	3,376,739
Stanley Black & Decker, Inc.	18,470	2,670,947
		18,786,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Core Equity Fund

Shares		Value
Industrial REITs–2.25%
Prologis, Inc.	68,090	$ 5,454,009
Insurance Brokers–0.32%
Arthur J. Gallagher & Co.	8,763	767,551
Interactive Home Entertainment–0.51%
Zynga, Inc., Class A(c)	201,157	1,233,092
IT Consulting & Other Services–1.52%
Amdocs Ltd.	19,431	1,206,471
EPAM Systems, Inc.(c)	14,376	2,488,485
		3,694,956
Life & Health Insurance–1.58%
Lincoln National Corp.	19,270	1,241,951
Torchmark Corp.	28,882	2,583,784
		3,825,735
Life Sciences Tools & Services–1.72%
Agilent Technologies, Inc.	55,839	4,169,498
Marine–1.00%
Kirby Corp.(c)	30,760	2,430,040
Multi-Utilities–2.48%
CMS Energy Corp.	72,944	4,224,187
Dominion Energy, Inc.	23,309	1,802,252
		6,026,439
Office REITs–0.74%
SL Green Realty Corp.	22,235	1,787,027
Oil & Gas Equipment & Services–1.78%
Apergy Corp.(c)	27,260	914,300
Cactus, Inc., Class A(c)	37,804	1,252,069
Core Laboratories N.V.(d)	41,386	2,163,660
		4,330,029
Oil & Gas Exploration & Production–2.94%
Concho Resources, Inc.	9,594	989,909
Continental Resources, Inc.(c)	27,919	1,175,111
Diamondback Energy, Inc.	23,017	2,508,163
Noble Energy, Inc.	109,826	2,460,102
		7,133,285
Packaged Foods & Meats–3.96%
Conagra Brands, Inc.	128,640	3,411,533
JM Smucker Co. (The)	23,797	2,741,176
McCormick & Co., Inc.	22,367	3,467,109
		9,619,818
Property & Casualty Insurance–2.33%
Fidelity National Financial, Inc.	29,650	1,194,895
Progressive Corp. (The)	55,808	4,460,733
		5,655,628
Shares		Value
Railroads–1.96%
Canadian Pacific Railway Ltd. (Canada)	6,604	$ 1,553,525
Genesee & Wyoming, Inc., Class A(c)	31,914	3,191,400
		4,744,925
Regional Banks–3.13%
East West Bancorp, Inc.	81,433	3,808,621
Sterling Bancorp	58,949	1,254,435
SVB Financial Group(c)	11,281	2,533,600
		7,596,656
Restaurants–1.99%
Domino’s Pizza, Inc.	6,564	1,826,630
Wendy’s Co. (The)	153,812	3,011,639
		4,838,269
Semiconductor Equipment–3.45%
Entegris, Inc.	46,308	1,728,215
KLA-Tencor Corp.	30,205	3,570,231
Teradyne, Inc.	63,963	3,064,467
		8,362,913
Semiconductors–3.13%
Microchip Technology, Inc.	37,645	3,263,821
Xilinx, Inc.	36,663	4,323,301
		7,587,122
Specialized REITs–1.71%
Lamar Advertising Co., Class A	37,248	3,006,286
Outfront Media, Inc.	44,821	1,155,934
		4,162,220
Specialty Chemicals–1.16%
International Flavors & Fragrances, Inc.(d)	19,488	2,827,514
Specialty Stores–0.90%
Ulta Beauty, Inc.(c)	6,284	2,179,857
Systems Software–1.37%
Symantec Corp.	152,718	3,323,144
Wireless Telecommunication Services–2.00%
T-Mobile US, Inc.(c)	65,456	4,852,908
Total Common Stocks & Other Equity Interests (Cost $172,382,618)		222,646,405
Money Market Funds–7.49%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(e)	5,504,097	5,504,097
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(e)	3,930,855	3,932,427
Invesco Treasury Portfolio, Institutional Class, 2.22%(e)	8,742,846	8,742,846
Total Money Market Funds (Cost $18,178,040)		18,179,370
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.24% (Cost $190,560,658)		240,825,775
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Core Equity Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.40%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(e)(f)	2,542,879	$ 2,542,879
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(e)(f)	847,287	847,626
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,390,505)		3,390,505
TOTAL INVESTMENTS IN SECURITIES–100.64% (Cost $193,951,163)		244,216,280
OTHER ASSETS LESS LIABILITIES–(0.64)%		(1,559,424)
NET ASSETS–100.00%		$ 242,656,856
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at June 30, 2019 represented less than 1% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at June 30, 2019.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Information Technology	22.79%
Industrials	19.09
Financials	10.16
Health Care	8.48
Consumer Discretionary	7.74
Energy	4.72
Real Estate	4.70
Materials	4.39
Consumer Staples	3.96
Utilities	3.21
Communication Services	2.51
Money Market Funds Plus Other Assets Less Liabilities	8.25
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $172,382,618)*	$ 222,646,405
Investments in affiliated money market funds, at value (Cost $21,568,545)	21,569,875
Cash	22,774
Foreign currencies, at value (Cost $595)	599
Receivable for:
Fund shares sold	14,172
Dividends	254,473
Investments sold	22,845,049
Investment for trustee deferred compensation and retirement plans	120,315
Total assets	267,473,662
Liabilities:
Payable for:
Investments purchased	20,998,697
Fund shares reacquired	123,430
Collateral upon return of securities loaned	3,390,505
Accrued fees to affiliates	143,489
Accrued trustees’ and officers’ fees and benefits	496
Accrued other operating expenses	29,563
Trustee deferred compensation and retirement plans	130,626
Total liabilities	24,816,806
Net assets applicable to shares outstanding	$ 242,656,856
Net assets consist of:
Shares of beneficial interest	$156,105,937
Distributable earnings	86,550,919
$ 242,656,856
Net Assets:
Series I	$ 157,674,079
Series II	$ 84,982,777
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	12,465,991
Series II	6,883,399
Series I:
Net asset value per share	$ 12.65
Series II:
Net asset value per share	$ 12.35

*	At June 30, 2019, securities with an aggregate value of $3,321,734 were on loan to brokers.
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $27,805)	$ 1,379,694
Dividends from affiliated money market funds (includes securities lending income of $17)	601,369
Total investment income	1,981,063
Expenses:
Advisory fees	864,934
Administrative services fees	195,707
Custodian fees	2,201
Distribution fees - Series II	100,673
Transfer agent fees	16,311
Trustees’ and officers’ fees and benefits	13,181
Reports to shareholders	4,091
Professional services fees	20,149
Other	1,924
Total expenses	1,219,171
Less: Fees waived	(29,182)
Net expenses	1,189,989
Net investment income	791,074
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $284,464)	9,827,524
Foreign currencies	370
9,827,894
Change in net unrealized appreciation (depreciation) of:
Investment securities	22,743,235
Foreign currencies	(1,654)
22,741,581
Net realized and unrealized gain	32,569,475
Net increase in net assets resulting from operations	$33,360,549
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 791,074	$ 999,300
Net realized gain	9,827,894	26,580,216
Change in net unrealized appreciation (depreciation)	22,741,581	(58,167,791)
Net increase (decrease) in net assets resulting from operations	33,360,549	(30,588,275)
Distributions to shareholders from distributable earnings:
Series I	—	(25,354,121)
Series II	—	(12,182,243)
Total distributions from distributable earnings	—	(37,536,364)
Share transactions–net:
Series I	(12,792,210)	350,737
Series II	2,181,667	(45,715,623)
Net increase (decrease) in net assets resulting from share transactions	(10,610,543)	(45,364,886)
Net increase (decrease) in net assets	22,750,006	(113,489,525)
Net assets:
Beginning of period	219,906,850	333,396,375
End of period	$ 242,656,856	$ 219,906,850
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Core Equity Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$10.97	$ 0.05	$ 1.63	$ 1.68	$ —	$ —	$ —	$12.65	15.31%	$ 157,674	0.92% (d)	0.94% (d)	0.74% (d)	45%
Year ended 12/31/18	14.41	0.06	(1.39)	(1.33)	(0.07)	(2.04)	(2.11)	10.97	(11.35)	148,078	0.91	0.94	0.46	27
Year ended 12/31/17	12.87	0.05	1.85	1.90	(0.07)	(0.29)	(0.36)	14.41	14.92	192,277	0.94	0.96	0.37	45
Year ended 12/31/16	12.12	0.07	1.54	1.61	(0.01)	(0.85)	(0.86)	12.87	13.43	195,464	0.98	1.00	0.57	29
Year ended 12/31/15	14.06	0.02	(0.58)	(0.56)	(0.05)	(1.33)	(1.38)	12.12	(4.03)	201,685	1.01	1.03	0.17	44
Year ended 12/31/14	15.13	0.05	0.64	0.69	(0.01)	(1.75)	(1.76)	14.06	4.43	254,553	1.01	1.04	0.29	38
Series II
Six months ended 06/30/19	10.72	0.03	1.60	1.63	—	—	—	12.35	15.21	84,983	1.17 (d)	1.19 (d)	0.49 (d)	45
Year ended 12/31/18	14.11	0.03	(1.36)	(1.33)	(0.02)	(2.04)	(2.06)	10.72	(11.60)	71,829	1.16	1.19	0.21	27
Year ended 12/31/17	12.61	0.02	1.81	1.83	(0.04)	(0.29)	(0.33)	14.11	14.65	141,120	1.19	1.21	0.12	45
Year ended 12/31/16	11.91	0.04	1.51	1.55	—	(0.85)	(0.85)	12.61	13.16	130,118	1.23	1.25	0.32	29
Year ended 12/31/15	13.84	(0.01)	(0.57)	(0.58)	(0.02)	(1.33)	(1.35)	11.91	(4.28)	118,276	1.26	1.28	(0.08)	44
Year ended 12/31/14	14.95	0.01	0.63	0.64	—	(1.75)	(1.75)	13.84	4.17	128,305	1.26	1.29	0.04	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $159,374 and $81,206 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Core Equity Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Mid Cap Core Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the
Invesco V.I. Mid Cap Core Equity Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.725%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $29,182.
Invesco V.I. Mid Cap Core Equity Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $16,844 for accounting and fund administrative services and was reimbursed $178,863 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $216 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$218,812,295	$3,834,110	$—	$ 222,646,405
Money Market Funds	21,569,875	—	—	21,569,875
Total Investments	$240,382,170	$3,834,110	$—	$244,216,280
NOTE 4—Security Transactions with Affiliated Funds
The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2019, the Fund engaged in securities purchases of $1,545,270 and securities sales of $1,519,256, which resulted in net realized gains of $284,464.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the
Invesco V.I. Mid Cap Core Equity Fund

Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $109,384,074 and $86,169,453, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$55,050,181
Aggregate unrealized (depreciation) of investments	(4,786,394)
Net unrealized appreciation of investments	$50,263,787
Cost of investments for tax purposes is $193,952,493.
NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	168,835	$ 2,046,568	300,113	$ 3,835,156
Series II	728,533	8,729,358	740,161	9,893,417
Issued as reinvestment of dividends:
Series I	—	—	1,976,159	25,354,119
Series II	—	—	970,697	12,182,244
Invesco V.I. Mid Cap Core Equity Fund

	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,205,863)	(14,838,778)	(2,114,524)	(28,838,538)
Series II	(547,088)	(6,547,691)	(5,009,103)	(67,791,284)
Net increase (decrease) in share activity	(855,583)	$ (10,610,543)	(3,136,497)	$(45,364,886)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period
Series I	$1,000.00	$1,153.10	$4.91	$1,020.23	$4.61	0.92%
Series II	1,000.00	1,152.10	6.24	1,018.99	5.86	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Mid Cap Core Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s high-quality

Invesco V.I. Mid Cap Core Equity Fund

bias negatively impacted the Fund’s relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Mid Cap Core Equity Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Mid Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIMCG-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	25.16%
Series II Shares	25.05
S&P 500 Index▼ (Broad Market Index)	18.54
Russell Midcap Growth Index■ (Style-Specific Index)	26.08
Lipper VUF Mid-Cap Growth Funds Index♦ (Peer Group Index)	27.13
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.
    The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
10 Years	13.66%
5 Years	8.55
1 Year	9.41
Series II Shares
Inception (9/25/00)	2.41%
10 Years	13.45
5 Years	8.30
1 Year	9.22
Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares, of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.
Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–100.75%
Aerospace & Defense–3.06%
HEICO Corp.	21,053	$ 2,817,102
L3Harris Technologies, Inc.(b)	4,141	783,187
TransDigm Group, Inc.(b)	6,715	3,248,717
		6,849,006
Airlines–0.52%
United Airlines Holdings, Inc.(b)	13,256	1,160,563
Apparel Retail–0.41%
Burlington Stores, Inc.(b)	5,344	909,282
Apparel, Accessories & Luxury Goods–1.89%
lululemon Athletica, Inc.(b)	23,503	4,235,476
Application Software–9.84%
ANSYS, Inc.(b)	5,179	1,060,763
Atlassian Corp. PLC, Class A(b)	19,253	2,519,063
Coupa Software, Inc.(b)	9,079	1,149,492
Fair Isaac Corp.(b)	5,507	1,729,308
Paycom Software, Inc.(b)	5,327	1,207,737
RingCentral, Inc., Class A(b)	39,727	4,565,427
Splunk, Inc.(b)	13,310	1,673,733
Synopsys, Inc.(b)	36,185	4,656,648
Trade Desk, Inc. (The), Class A(b)	5,550	1,264,179
Zendesk, Inc.(b)	24,816	2,209,368
		22,035,718
Asset Management & Custody Banks–0.43%
KKR & Co., Inc., Class A	37,976	959,653
Automotive Retail–1.47%
O’Reilly Automotive, Inc.(b)	8,900	3,286,948
Biotechnology–1.94%
BioMarin Pharmaceutical, Inc.(b)	13,114	1,123,214
Exact Sciences Corp.(b)	10,018	1,182,525
Neurocrine Biosciences, Inc.(b)	5,434	458,793
Sage Therapeutics, Inc.(b)	2,139	391,629
Sarepta Therapeutics, Inc.(b)	7,838	1,190,984
		4,347,145
Building Products–0.51%
Masco Corp.	29,348	1,151,615
Cable & Satellite–0.59%
Cable One, Inc.	1,136	1,330,245
Communications Equipment–1.08%
Motorola Solutions, Inc.	14,518	2,420,586
Consumer Electronics–0.49%
Roku, Inc.(b)	12,035	1,090,130
Shares		Value
Data Processing & Outsourced Services–6.99%
Black Knight, Inc.(b)	50,935	$ 3,063,740
Euronet Worldwide, Inc.(b)	18,021	3,031,853
FleetCor Technologies, Inc.(b)	4,967	1,394,982
Global Payments, Inc.	22,087	3,536,791
Total System Services, Inc.	20,409	2,617,863
WEX, Inc.(b)	9,607	1,999,217
		15,644,446
Distributors–1.23%
Pool Corp.	14,428	2,755,748
Diversified Support Services–1.52%
Cintas Corp.	8,071	1,915,168
IAA INC IAA-W(b)	29,759	1,154,054
KAR Auction Services, Inc.	13,108	327,700
		3,396,922
Education Services–1.97%
Bright Horizons Family Solutions, Inc.(b)	29,250	4,412,947
Electrical Components & Equipment–0.55%
AMETEK, Inc.	13,638	1,238,876
Electronic Components–0.43%
Amphenol Corp., Class A	10,104	969,378
Electronic Equipment & Instruments–1.87%
Keysight Technologies, Inc.(b)	26,846	2,411,039
Zebra Technologies Corp., Class A(b)	8,440	1,768,096
		4,179,135
Environmental & Facilities Services–2.50%
Republic Services, Inc.	31,973	2,770,141
Waste Connections, Inc.	29,588	2,828,021
		5,598,162
Financial Exchanges & Data–3.41%
Cboe Global Markets, Inc.	548	56,789
London Stock Exchange Group PLC (United Kingdom)	16,592	1,156,025
MarketAxess Holdings, Inc.	5,281	1,697,419
MSCI, Inc.	15,918	3,801,059
Tradeweb Markets, Inc., Class A	21,225	929,867
		7,641,159
General Merchandise Stores–0.90%
Dollar General Corp.	7,132	963,961
Ollie’s Bargain Outlet Holdings, Inc.(b)	12,106	1,054,554
		2,018,515
Health Care Equipment–5.91%
DexCom, Inc.(b)	19,863	2,976,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Growth Fund

Shares		Value
Health Care Equipment–(continued)
Edwards Lifesciences Corp.(b)	10,265	$ 1,896,356
IDEXX Laboratories, Inc.(b)	10,419	2,868,663
Insulet Corp.(b)	5,465	652,412
LivaNova PLC(b)	1,618	116,431
Masimo Corp.(b)	7,603	1,131,478
Penumbra, Inc.(b)	4,240	678,400
STERIS PLC	13,319	1,982,933
Varian Medical Systems, Inc.(b)	6,821	928,543
		13,231,488
Health Care Supplies–1.35%
Cooper Cos., Inc. (The)	4,619	1,556,095
West Pharmaceutical Services, Inc.	11,629	1,455,369
		3,011,464
Health Care Technology–1.01%
Veeva Systems, Inc., Class A(b)	13,967	2,264,190
Hotels, Resorts & Cruise Lines–0.83%
Hilton Worldwide Holdings, Inc.	17,980	1,757,365
Royal Caribbean Cruises Ltd.	768	93,089
		1,850,454
Household Products–1.17%
Church & Dwight Co., Inc.	35,963	2,627,457
Industrial Conglomerates–2.22%
Roper Technologies, Inc.	13,562	4,967,218
Industrial Machinery–3.46%
Fortive Corp.	11,974	976,121
Graco, Inc.	1,096	54,997
IDEX Corp.	24,439	4,206,929
Ingersoll-Rand PLC	9,028	1,143,577
Woodward, Inc.	11,962	1,353,620
		7,735,244
Insurance Brokers–0.94%
Arthur J. Gallagher & Co.	24,106	2,111,445
Interactive Home Entertainment–0.05%
Take-Two Interactive Software, Inc.(b)	937	106,378
Interactive Media & Services–1.27%
IAC/InterActiveCorp. (b)	13,027	2,833,763
Internet Services & Infrastructure–1.47%
GoDaddy, Inc., Class A(b)	12,603	884,100
Twilio, Inc., Class A(b)	17,568	2,395,397
		3,279,497
Investment Banking & Brokerage–0.69%
E*TRADE Financial Corp.	17,289	771,089
TD Ameritrade Holding Corp.	15,580	777,754
		1,548,843
Shares		Value
IT Consulting & Other Services–1.14%
Booz Allen Hamilton Holding Corp.	38,575	$ 2,554,051
Leisure Facilities–1.63%
Planet Fitness, Inc., Class A(b)	44,829	3,247,413
Vail Resorts, Inc.	1,763	393,466
		3,640,879
Life Sciences Tools & Services–4.99%
Agilent Technologies, Inc.	15,677	1,170,601
Bio-Rad Laboratories, Inc., Class A(b)	3,142	982,158
Bio-Techne Corp.	5,523	1,151,490
ICON PLC (Ireland)(b)	21,244	3,270,939
IQVIA Holdings, Inc.(b)	18,821	3,028,299
Mettler-Toledo International, Inc.(b)	1,878	1,577,520
		11,181,007
Metal & Glass Containers–1.04%
Ball Corp.	33,166	2,321,288
Movies & Entertainment–1.50%
Live Nation Entertainment, Inc.(b)	50,727	3,360,664
Office REITs–0.78%
Alexandria Real Estate Equities, Inc.	12,344	1,741,615
Oil & Gas Exploration & Production–0.86%
Diamondback Energy, Inc.	17,607	1,918,635
Oil & Gas Storage & Transportation–0.99%
Cheniere Energy, Inc.(b)	32,278	2,209,429
Packaged Foods & Meats–1.01%
McCormick & Co., Inc.	14,570	2,258,496
Paper Packaging–0.44%
Avery Dennison Corp.	8,558	989,989
Pharmaceuticals–0.61%
Zoetis, Inc.	11,986	1,360,291
Real Estate Services–0.62%
CBRE Group, Inc., Class A(b)	27,172	1,393,924
Regional Banks–0.51%
First Republic Bank	11,581	1,130,885
Research & Consulting Services–4.13%
CoStar Group, Inc.(b)	9,390	5,202,623
IHS Markit Ltd.(b)	49,139	3,131,137
TransUnion	12,449	915,126
		9,248,886
Restaurants–2.89%
Chipotle Mexican Grill, Inc.(b)	4,066	2,979,890
Darden Restaurants, Inc.	13,960	1,699,351
Domino’s Pizza, Inc.	6,422	1,787,114
		6,466,355
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Growth Fund

Shares		Value
Semiconductor Equipment–1.14%
KLA-Tencor Corp.	1,579	$ 186,638
Lam Research Corp.	12,534	2,354,386
		2,541,024
Semiconductors–3.73%
Advanced Micro Devices, Inc.(b)	63,869	1,939,702
Cree, Inc.(b)	14,667	823,992
Marvell Technology Group Ltd.	59,445	1,418,952
Microchip Technology, Inc.	118	10,231
Monolithic Power Systems, Inc.	14,960	2,031,269
Universal Display Corp.	4,302	809,034
Xilinx, Inc.	11,158	1,315,751
		8,348,931
Soft Drinks–0.65%
Keurig Dr Pepper, Inc.	50,434	1,457,543
Specialized Consumer Services–0.98%
ServiceMaster Global Holdings, Inc.(b)	42,227	2,199,604
Specialized REIT–1.60%
SBA Communications Corp.(b)	15,949	3,585,973
Specialty Chemicals–0.92%
Celanese Corp.	5,015	540,617
Ingevity Corp.(b)	10,692	1,124,478
Sherwin-Williams Co. (The)	873	400,087
		2,065,182
Shares		Value
Specialty Stores–2.18%
Tractor Supply Co.	16,867	$ 1,835,130
Ulta Beauty, Inc.(b)	8,791	3,049,510
		4,884,640
Systems Software–0.64%
ServiceNow, Inc.(b)	5,220	1,433,255
Technology Distributors–1.56%
CDW Corp.	31,406	3,486,066
Trading Companies & Distributors–0.24%
HD Supply Holdings, Inc.(b)	13,108	527,990
Total Common Stocks & Other Equity Interests (Cost $194,390,474)		225,505,698
Money Market Funds–0.21%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	166,992	166,992
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	118,988	119,036
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	190,849	190,849
Total Money Market Funds (Cost $476,876)		476,877
TOTAL INVESTMENTS IN SECURITIES–100.96% (Cost $194,867,350)		225,982,575
OTHER ASSETS LESS LIABILITIES–(0.96)%		(2,142,859)
NET ASSETS–100.00%		$223,839,716
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
Portfolio Composition
By sector, based on Total Investments
as of June 30, 2019
Information Technology	29.60%
Industrials	18.52
Consumer Discretionary	16.69
Health Care	15.66
Financials	5.94
Communication Services	3.38
Real Estate	2.98
Consumer Staples	2.81
Materials	2.38
Security types each less than 2% portfolio	2.04
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $194,390,474)	$ 225,505,698
Investments in affiliated money market funds, at value (Cost $476,876)	476,877
Cash	13,215
Foreign currencies, at value (Cost $35,769)	35,756
Receivable for:
Fund shares sold	7,291
Dividends	62,923
Investments sold	80,917,627
Investment for trustee deferred compensation and retirement plans	118,983
Other assets	6,649
Total assets	307,145,019
Liabilities:
Payable for:
Investments purchased	82,823,775
Fund shares reacquired	161,694
Accrued fees to affiliates	158,670
Accrued trustees’ and officers’ fees and benefits	487
Accrued other operating expenses	33,086
Trustee deferred compensation and retirement plans	127,591
Total liabilities	83,305,303
Net assets applicable to shares outstanding	$223,839,716
Net assets consist of:
Shares of beneficial interest	$ 126,653,225
Distributable earnings	97,186,491
$223,839,716
Net Assets:
Series I	$ 106,927,194
Series II	$ 116,912,522
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	17,909,165
Series II	20,021,740
Series I:
Net asset value per share	$ 5.97
Series II:
Net asset value per share	$ 5.84
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $3,243)	$ 671,767
Dividends from affiliated money market funds (includes securities lending income of $12,328)	52,646
Total investment income	724,413
Expenses:
Advisory fees	793,793
Administrative services fees	175,230
Custodian fees	3,816
Distribution fees - Series II	136,313
Transfer agent fees	20,746
Trustees’ and officers’ fees and benefits	12,935
Reports to shareholders	3,744
Professional services fees	18,497
Other	1,753
Total expenses	1,166,827
Less: Fees waived	(1,913)
Net expenses	1,164,914
Net investment income (loss)	(440,501)
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	37,003,069
Foreign currencies	81
37,003,150
Change in net unrealized appreciation (depreciation) of:
Investment securities	9,093,034
Foreign currencies	(475)
9,092,559
Net realized and unrealized gain	46,095,709
Net increase in net assets resulting from operations	$ 45,655,208
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income (loss)	$ (440,501)	$ (1,121,299)
Net realized gain	37,003,150	32,029,158
Change in net unrealized appreciation (depreciation)	9,092,559	(40,227,712)
Net increase (decrease) in net assets resulting from operations	45,655,208	(9,319,853)
Distributions to shareholders from distributable earnings:
Series I	—	(11,710,806)
Series II	—	(12,842,411)
Total distributions from distributable earnings	—	(24,553,217)
Share transactions–net:
Series I	(7,040,477)	(1,294,488)
Series II	1,928,859	(13,180,099)
Net increase (decrease) in net assets resulting from share transactions	(5,111,618)	(14,474,587)
Net increase (decrease) in net assets	40,543,590	(48,347,657)
Net assets:
Beginning of period	183,296,126	231,643,783
End of period	$223,839,716	$ 183,296,126
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Growth Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 4.77	$(0.01)	$ 1.21	$ 1.20	$ —	$5.97	25.16%	$ 106,927	0.97% (d)	0.97% (d)	(0.29)% (d)	86%
Year ended 12/31/18	5.62	(0.02)	(0.18)	(0.20)	(0.65)	4.77	(5.58)	91,501	1.00	1.00	(0.37)	57
Year ended 12/31/17	4.89	(0.02)	1.10	1.08	(0.35)	5.62	22.49	109,197	1.00	1.00	(0.34)	46
Year ended 12/31/16	5.38	(0.02)	0.07	0.05	(0.54)	4.89	0.76	97,444	1.03	1.03	(0.39)	60
Year ended 12/31/15	5.78	(0.02)	0.08	0.06	(0.46)	5.38	1.21	103,632	1.07	1.07	(0.33)	62
Year ended 12/31/14	5.35	(0.02)	0.45	0.43	—	5.78	8.04	106,390	1.07	1.07	(0.36)	71
Series II
Six months ended 06/30/19	4.67	(0.01)	1.18	1.17	—	5.84	25.05	116,913	1.22 (d)	1.22 (d)	(0.54) (d)	86
Year ended 12/31/18	5.53	(0.03)	(0.18)	(0.21)	(0.65)	4.67	(5.87)	91,795	1.25	1.25	(0.62)	57
Year ended 12/31/17	4.83	(0.03)	1.08	1.05	(0.35)	5.53	22.14	122,447	1.25	1.25	(0.59)	46
Year ended 12/31/16	5.33	(0.03)	0.07	0.04	(0.54)	4.83	0.57	114,282	1.28	1.28	(0.64)	60
Year ended 12/31/15	5.74	(0.03)	0.08	0.05	(0.46)	5.33	1.04	158,684	1.32	1.32	(0.58)	62
Year ended 12/31/14	5.33	(0.03)	0.44	0.41	—	5.74	7.69	162,299	1.32	1.32	(0.61)	71

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $103,478 and $109,954 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Mid Cap Growth Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital growth.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Mid Cap Growth Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the
Invesco V.I. Mid Cap Growth Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $1,913.
Invesco V.I. Mid Cap Growth Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $14,940 for accounting and fund administrative services and was reimbursed $160,290 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $1,165 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 224,349,673	$1,156,025	$—	$ 225,505,698
Money Market Funds	476,877	—	—	476,877
Total Investments	$224,826,550	$1,156,025	$—	$225,982,575
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To
Invesco V.I. Mid Cap Growth Fund

compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $179,556,167 and $182,396,952, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$30,082,734
Aggregate unrealized (depreciation) of investments	(241,338)
Net unrealized appreciation of investments	$29,841,396
Cost of investments for tax purposes is $196,141,179.
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	826,098	$ 4,563,675	1,634,000	$ 9,588,108
Series II	2,120,329	11,383,354	1,697,932	9,678,387
Issued as reinvestment of dividends:
Series I	—	—	2,026,091	11,710,806
Series II	—	—	2,264,976	12,842,411
Reacquired:
Series I	(2,084,011)	(11,604,152)	(3,918,877)	(22,593,402)
Series II	(1,735,339)	(9,454,495)	(6,472,581)	(35,700,897)
Net increase (decrease) in share activity	(872,923)	$ (5,111,618)	(2,768,459)	$(14,474,587)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$ 1,251.60	$5.42	$ 1,019.98	$4.86	0.97%
Series II	1,000.00	1,250.50	6.81	1,018.74	6.11	1.22

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Mid Cap Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Mid Cap Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index. The Board noted that performance of Series II shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series II shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s overweight and underweight exposure to and security selection in certain

Invesco V.I. Mid Cap Growth Fund

sectors detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series II shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Mid Cap Growth Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. S&P 500 Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	MS-VISPI-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	18.23%
Series II Shares	18.09
S&P 500 Index▼ (Broad Market/Style-Specific Index)	18.54
Lipper VUF S&P 500 Funds Index■ (Peer Group Index)	18.32
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/18/98)	6.39%
10 Years	14.30
5 Years	10.24
1 Year	9.89
Series II Shares
Inception (6/5/00)	5.15%
10 Years	14.02
5 Years	9.96
1 Year	9.61
Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.51% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Per-
formance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.60%
Advertising–0.11%
Interpublic Group of Cos., Inc. (The)	1,400	$ 31,626
Omnicom Group, Inc.	797	65,314
		96,940
Aerospace & Defense–2.59%
Arconic, Inc.	1,436	37,077
Boeing Co. (The)	1,875	682,519
General Dynamics Corp.	973	176,911
Huntington Ingalls Industries, Inc.	147	33,037
L3 Technologies, Inc.	284	69,628
L3Harris Technologies, Inc.(b)	423	80,002
Lockheed Martin Corp.	881	320,279
Northrop Grumman Corp.	608	196,451
Raytheon Co.	998	173,532
Textron, Inc.	851	45,137
TransDigm Group, Inc.(b)	175	84,665
United Technologies Corp.	2,909	378,752
		2,277,990
Agricultural & Farm Machinery–0.21%
Deere & Co.	1,136	188,247
Agricultural Products–0.09%
Archer-Daniels-Midland Co.	2,020	82,416
Air Freight & Logistics–0.55%
C.H. Robinson Worldwide, Inc.	487	41,078
Expeditors International of Washington, Inc.	611	46,350
FedEx Corp.	856	140,547
United Parcel Service, Inc., Class B	2,502	258,382
		486,357
Airlines–0.40%
Alaska Air Group, Inc.	438	27,993
American Airlines Group, Inc.	1,426	46,502
Delta Air Lines, Inc.	2,136	121,218
Southwest Airlines Co.	1,752	88,966
United Airlines Holdings, Inc.(b)	799	69,952
		354,631
Alternative Carriers–0.05%
CenturyLink, Inc.	3,467	40,772
Apparel Retail–0.47%
Foot Locker, Inc.	413	17,313
Gap, Inc. (The)	761	13,675
L Brands, Inc.	833	21,741
Ross Stores, Inc.	1,322	131,037
Shares		Value
Apparel Retail–(continued)
TJX Cos., Inc. (The)	4,349	$ 229,975
		413,741
Apparel, Accessories & Luxury Goods–0.29%
Capri Holdings Ltd.(b)	543	18,831
Hanesbrands, Inc.	1,329	22,885
PVH Corp.	272	25,742
Ralph Lauren Corp.	187	21,241
Tapestry, Inc.	1,045	33,158
Under Armour, Inc., Class A(b)	669	16,959
Under Armour, Inc., Class C(b)	722	16,029
VF Corp.	1,167	101,938
		256,783
Application Software–1.77%
Adobe, Inc.(b)	1,749	515,343
ANSYS, Inc.(b)	298	61,036
Autodesk, Inc.(b)	787	128,202
Cadence Design Systems, Inc.(b)	1,000	70,810
Citrix Systems, Inc.	454	44,556
Intuit, Inc.	929	242,776
salesforce.com, inc.(b)	2,785	422,568
Synopsys, Inc.(b)	537	69,106
		1,554,397
Asset Management & Custody Banks–0.83%
Affiliated Managers Group, Inc.	184	16,954
Ameriprise Financial, Inc.	482	69,967
Bank of New York Mellon Corp. (The)	3,159	139,470
BlackRock, Inc.	426	199,922
Franklin Resources, Inc.	1,072	37,305
Invesco Ltd.(c)	1,419	29,033
Northern Trust Corp.	778	70,020
State Street Corp.	1,351	75,737
T. Rowe Price Group, Inc.	842	92,376
		730,784
Auto Parts & Equipment–0.12%
Aptiv PLC	927	74,929
BorgWarner, Inc.	762	31,989
		106,918
Automobile Manufacturers–0.37%
Ford Motor Co.	14,056	143,793
General Motors Co.	4,731	182,285
		326,078
Automotive Retail–0.33%
Advance Auto Parts, Inc.	260	40,077
AutoZone, Inc.(b)	88	96,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Shares		Value
Automotive Retail–(continued)
CarMax, Inc.(b)	606	$ 52,619
O’Reilly Automotive, Inc.(b)	278	102,671
		292,120
Biotechnology–2.17%
AbbVie, Inc.	5,302	385,561
Alexion Pharmaceuticals, Inc.(b)	804	105,308
Amgen, Inc.	2,186	402,836
Biogen, Inc.(b)	695	162,540
Celgene Corp.(b)	2,529	233,781
Gilead Sciences, Inc.	4,553	307,601
Incyte Corp.(b)	638	54,204
Regeneron Pharmaceuticals, Inc.(b)	281	87,953
Vertex Pharmaceuticals, Inc.(b)	918	168,343
		1,908,127
Brewers–0.04%
Molson Coors Brewing Co., Class B	669	37,464
Broadcasting–0.21%
CBS Corp., Class B	1,261	62,924
Discovery, Inc., Class A(b)	580	17,806
Discovery, Inc., Class C(b)	1,313	37,355
Fox Corp., Class A	1,280	46,899
Fox Corp., Class B	585	21,370
		186,354
Building Products–0.29%
A.O. Smith Corp.	517	24,382
Allegion PLC	344	38,029
Fortune Brands Home & Security, Inc.	500	28,565
Johnson Controls International PLC	2,854	117,899
Masco Corp.	1,068	41,908
		250,783
Cable & Satellite–1.09%
Charter Communications, Inc., Class A(b)	618	244,221
Comcast Corp., Class A	16,247	686,923
DISH Network Corp., Class A(b)	831	31,919
		963,063
Casinos & Gaming–0.11%
MGM Resorts International	1,851	52,883
Wynn Resorts, Ltd.	351	43,521
		96,404
Commodity Chemicals–0.26%
Dow, Inc.	2,682	132,249
LyondellBasell Industries N.V., Class A	1,085	93,451
		225,700
Communications Equipment–1.20%
Arista Networks, Inc.(b)	188	48,808
Cisco Systems, Inc.	15,355	840,379
F5 Networks, Inc.(b)	211	30,728
Shares		Value
Communications Equipment–(continued)
Juniper Networks, Inc.	1,243	$ 33,101
Motorola Solutions, Inc.	590	98,371
		1,051,387
Computer & Electronics Retail–0.07%
Best Buy Co., Inc.	843	58,782
Construction & Engineering–0.06%
Jacobs Engineering Group, Inc.	417	35,191
Quanta Services, Inc.	513	19,591
		54,782
Construction Machinery & Heavy Trucks–0.57%
Caterpillar, Inc.	2,054	279,940
Cummins, Inc.	515	88,240
PACCAR, Inc.	1,237	88,644
Wabtec Corp.	590	42,338
		499,162
Construction Materials–0.13%
Martin Marietta Materials, Inc.	225	51,775
Vulcan Materials Co.	469	64,398
		116,173
Consumer Electronics–0.04%
Garmin Ltd.	441	35,192
Consumer Finance–0.71%
American Express Co.	2,456	303,169
Capital One Financial Corp.	1,683	152,715
Discover Financial Services	1,171	90,858
Synchrony Financial	2,274	78,840
		625,582
Copper–0.07%
Freeport-McMoRan, Inc.	5,173	60,059
Data Processing & Outsourced Services–3.90%
Alliance Data Systems Corp.	165	23,121
Automatic Data Processing, Inc.	1,560	257,915
Broadridge Financial Solutions, Inc.	412	52,604
Fidelity National Information Services, Inc.	1,161	142,431
Fiserv, Inc.(b)	1,407	128,262
FleetCor Technologies, Inc.(b)	309	86,783
Global Payments, Inc.	561	89,833
Jack Henry & Associates, Inc.	274	36,694
Mastercard, Inc., Class A	3,222	852,316
Paychex, Inc.	1,151	94,716
PayPal Holdings, Inc.(b)	4,213	482,220
Total System Services, Inc.	580	74,397
Visa, Inc., Class A	6,237	1,082,431
Western Union Co. (The)	1,501	29,855
		3,433,578
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Shares		Value
Department Stores–0.07%
Kohl’s Corp.	594	$ 28,245
Macy’s, Inc.	1,132	24,293
Nordstrom, Inc.	381	12,138
		64,676
Distillers & Vintners–0.17%
Brown-Forman Corp., Class B	592	32,815
Constellation Brands, Inc., Class A	599	117,967
		150,782
Distributors–0.10%
Genuine Parts Co.	520	53,861
LKQ Corp.(b)	1,144	30,442
		84,303
Diversified Banks–4.29%
Bank of America Corp.	31,720	919,880
Citigroup, Inc.	8,294	580,829
JPMorgan Chase & Co.	11,636	1,300,905
U.S. Bancorp	5,371	281,440
Wells Fargo & Co.	14,509	686,566
		3,769,620
Diversified Chemicals–0.04%
Eastman Chemical Co.	498	38,759
Diversified Support Services–0.14%
Cintas Corp.	301	71,424
Copart, Inc.(b)	728	54,411
		125,835
Drug Retail–0.17%
Walgreens Boots Alliance, Inc.	2,787	152,365
Electric Utilities–1.98%
Alliant Energy Corp.	841	41,276
American Electric Power Co., Inc.	1,760	154,898
Duke Energy Corp.	2,611	230,395
Edison International	1,162	78,330
Entergy Corp.	675	69,478
Evergy, Inc.	875	52,631
Eversource Energy	1,141	86,442
Exelon Corp.	3,482	166,927
FirstEnergy Corp.	1,797	76,930
NextEra Energy, Inc.	1,717	351,745
Pinnacle West Capital Corp.	405	38,106
PPL Corp.	2,596	80,502
Southern Co. (The)	3,733	206,360
Xcel Energy, Inc.	1,852	110,176
		1,744,196
Electrical Components & Equipment–0.47%
AMETEK, Inc.	810	73,580
Eaton Corp. PLC	1,511	125,836
Emerson Electric Co.	2,193	146,317
Shares		Value
Electrical Components & Equipment–(continued)
Rockwell Automation, Inc.	425	$ 69,628
		415,361
Electronic Components–0.22%
Amphenol Corp., Class A	1,063	101,984
Corning, Inc.	2,808	93,310
		195,294
Electronic Equipment & Instruments–0.10%
FLIR Systems, Inc.	482	26,076
Keysight Technologies, Inc.(b)	669	60,083
		86,159
Electronic Manufacturing Services–0.15%
IPG Photonics Corp.(b)	131	20,207
TE Connectivity Ltd.	1,208	115,702
		135,909
Environmental & Facilities Services–0.28%
Republic Services, Inc.	768	66,540
Rollins, Inc.	537	19,262
Waste Management, Inc.	1,400	161,518
		247,320
Fertilizers & Agricultural Chemicals–0.22%
CF Industries Holdings, Inc.	809	37,788
Corteva, Inc.(b)	2,682	79,307
FMC Corp.	479	39,733
Mosaic Co. (The)	1,296	32,439
		189,267
Financial Exchanges & Data–1.07%
Cboe Global Markets, Inc.	403	41,763
CME Group, Inc.	1,283	249,043
Intercontinental Exchange, Inc.	2,028	174,286
MarketAxess Holdings, Inc.	135	43,392
Moody’s Corp.	592	115,624
MSCI, Inc.	300	71,637
Nasdaq, Inc.	420	40,391
S&P Global, Inc.	886	201,822
		937,958
Food Distributors–0.14%
Sysco Corp.	1,685	119,163
Food Retail–0.07%
Kroger Co. (The)	2,876	62,438
Footwear–0.43%
NIKE, Inc., Class B	4,508	378,447
Gas Utilities–0.05%
Atmos Energy Corp.	416	43,913
General Merchandise Stores–0.43%
Dollar General Corp.	926	125,158
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Shares		Value
General Merchandise Stores–(continued)
Dollar Tree, Inc.(b)	857	$ 92,033
Target Corp.	1,837	159,103
		376,294
Gold–0.13%
Newmont Goldcorp Corp.	2,916	112,179
Health Care Distributors–0.26%
AmerisourceBergen Corp.	556	47,405
Cardinal Health, Inc.	1,073	50,538
Henry Schein, Inc.(b)	534	37,327
McKesson Corp.	683	91,788
		227,058
Health Care Equipment–3.33%
Abbott Laboratories	6,327	532,101
ABIOMED, Inc.(b)	163	42,460
Baxter International, Inc.	1,700	139,230
Becton, Dickinson and Co.	967	243,694
Boston Scientific Corp.(b)	4,988	214,384
Danaher Corp.	2,260	322,999
Edwards Lifesciences Corp.(b)	747	138,001
Hologic, Inc.(b)	970	46,579
IDEXX Laboratories, Inc.(b)	306	84,251
Intuitive Surgical, Inc.(b)	413	216,639
Medtronic PLC	4,809	468,348
ResMed, Inc.	517	63,089
Stryker Corp.	1,110	228,194
Teleflex, Inc.	167	55,302
Varian Medical Systems, Inc.(b)	327	44,515
Zimmer Biomet Holdings, Inc.	728	85,715
		2,925,501
Health Care Facilities–0.19%
HCA Healthcare, Inc.	952	128,682
Universal Health Services, Inc., Class B	297	38,726
		167,408
Health Care REITs–0.30%
HCP, Inc.	1,720	55,006
Ventas, Inc.	1,324	90,495
Welltower, Inc.	1,451	118,300
		263,801
Health Care Services–0.69%
Cigna Corp.	1,356	213,638
CVS Health Corp.	4,660	253,924
DaVita, Inc.(b)	463	26,048
Laboratory Corp. of America Holdings(b)	351	60,688
Quest Diagnostics, Inc.	478	48,665
		602,963
Health Care Supplies–0.20%
Align Technology, Inc.(b)	261	71,436
Cooper Cos., Inc. (The)	177	59,629
Shares		Value
Health Care Supplies–(continued)
DENTSPLY SIRONA, Inc.	838	$ 48,906
		179,971
Health Care Technology–0.10%
Cerner Corp.	1,157	84,808
Home Furnishings–0.06%
Leggett & Platt, Inc.	476	18,264
Mohawk Industries, Inc.(b)	226	33,328
		51,592
Home Improvement Retail–1.26%
Home Depot, Inc. (The)	3,946	820,650
Lowe’s Cos., Inc.	2,808	283,355
		1,104,005
Homebuilding–0.15%
D.R. Horton, Inc.	1,212	52,273
Lennar Corp., Class A	1,037	50,253
PulteGroup, Inc.	909	28,743
		131,269
Hotel & Resort REITs–0.05%
Host Hotels & Resorts, Inc.	2,615	47,645
Hotels, Resorts & Cruise Lines–0.48%
Carnival Corp.	1,442	67,125
Hilton Worldwide Holdings, Inc.	1,044	102,041
Marriott International, Inc., Class A	990	138,887
Norwegian Cruise Line Holdings Ltd.(b)	772	41,402
Royal Caribbean Cruises Ltd.	611	74,059
		423,514
Household Appliances–0.04%
Whirlpool Corp.	229	32,600
Household Products–1.71%
Church & Dwight Co., Inc.	886	64,731
Clorox Co. (The)	456	69,818
Colgate-Palmolive Co.	3,075	220,385
Kimberly-Clark Corp.	1,228	163,668
Procter & Gamble Co. (The)	8,997	986,521
		1,505,123
Housewares & Specialties–0.02%
Newell Brands, Inc.	1,411	21,758
Human Resource & Employment Services–0.03%
Robert Half International, Inc.	437	24,913
Hypermarkets & Super Centers–1.10%
Costco Wholesale Corp.	1,576	416,474
Walmart, Inc.	5,017	554,328
		970,802
Independent Power Producers & Energy Traders–0.08%
AES Corp. (The)	2,340	39,218
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Shares		Value
Independent Power Producers & Energy Traders–(continued)
NRG Energy, Inc.	957	$ 33,610
		72,828
Industrial Conglomerates–1.45%
3M Co.	2,066	358,120
General Electric Co.(d)	31,282	328,461
Honeywell International, Inc.	2,610	455,680
Roper Technologies, Inc.	372	136,249
		1,278,510
Industrial Gases–0.65%
Air Products and Chemicals, Inc.	789	178,606
Linde PLC (United Kingdom)	1,946	390,757
		569,363
Industrial Machinery–0.80%
Dover Corp.	526	52,705
Flowserve Corp.	474	24,975
Fortive Corp.	1,058	86,248
Illinois Tool Works, Inc.	1,076	162,272
Ingersoll-Rand PLC	863	109,316
Parker-Hannifin Corp.	460	78,205
Pentair PLC	574	21,353
Snap-on, Inc.	197	32,631
Stanley Black & Decker, Inc.	543	78,523
Xylem, Inc.	640	53,530
		699,758
Industrial REITs–0.25%
Duke Realty Corp.	1,281	40,493
Prologis, Inc.	2,262	181,186
		221,679
Insurance Brokers–0.56%
Aon PLC	862	166,349
Arthur J. Gallagher & Co.	661	57,897
Marsh & McLennan Cos., Inc.	1,833	182,841
Willis Towers Watson PLC	459	87,917
		495,004
Integrated Oil & Gas–2.44%
Chevron Corp.	6,833	850,299
Exxon Mobil Corp.	15,177	1,163,013
Occidental Petroleum Corp.	2,675	134,499
		2,147,811
Integrated Telecommunication Services–1.96%
AT&T, Inc.	26,178	877,225
Verizon Communications, Inc.	14,851	848,437
		1,725,662
Interactive Home Entertainment–0.32%
Activision Blizzard, Inc.	2,747	129,658
Electronic Arts, Inc.(b)	1,068	108,146
Shares		Value
Interactive Home Entertainment–(continued)
Take-Two Interactive Software, Inc.(b)	403	$ 45,753
		283,557
Interactive Media & Services–4.68%
Alphabet, Inc., Class A(b)	1,073	1,161,845
Alphabet, Inc., Class C(b)	1,098	1,186,839
Facebook, Inc., Class A(b)	8,617	1,663,081
TripAdvisor, Inc.(b)	373	17,266
Twitter, Inc.(b)	2,600	90,740
		4,119,771
Internet & Direct Marketing Retail–3.72%
Amazon.com, Inc.(b)	1,482	2,806,359
Booking Holdings, Inc.(b)	155	290,580
eBay, Inc.	2,938	116,051
Expedia Group, Inc.	424	56,405
		3,269,395
Internet Services & Infrastructure–0.14%
Akamai Technologies, Inc.(b)	581	46,561
VeriSign, Inc.(b)	375	78,435
		124,996
Investment Banking & Brokerage–0.80%
Charles Schwab Corp. (The)	4,261	171,249
E*TRADE Financial Corp.	894	39,872
Goldman Sachs Group, Inc. (The)	1,221	249,817
Morgan Stanley	4,586	200,913
Raymond James Financial, Inc.	452	38,217
		700,068
IT Consulting & Other Services–1.24%
Accenture PLC, Class A	2,288	422,754
Cognizant Technology Solutions Corp., Class A	2,052	130,076
DXC Technology Co.	956	52,723
Gartner, Inc.(b)	319	51,340
International Business Machines Corp.	3,175	437,833
		1,094,726
Leisure Products–0.05%
Hasbro, Inc.	412	43,540
Life & Health Insurance–0.71%
Aflac, Inc.	2,678	146,781
Lincoln National Corp.	725	46,726
MetLife, Inc.	3,417	169,722
Principal Financial Group, Inc.	939	54,387
Prudential Financial, Inc.	1,459	147,359
Torchmark Corp.	369	33,011
Unum Group	765	25,666
		623,652
Life Sciences Tools & Services–1.09%
Agilent Technologies, Inc.	1,133	84,601
Illumina, Inc.(b)	527	194,015
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Shares		Value
Life Sciences Tools & Services–(continued)
IQVIA Holdings, Inc.(b)	570	$ 91,713
Mettler-Toledo International, Inc.(b)	87	73,080
PerkinElmer, Inc.	400	38,536
Thermo Fisher Scientific, Inc.	1,436	421,724
Waters Corp.(b)	249	53,595
		957,264
Managed Health Care–1.53%
Anthem, Inc.	922	260,198
Centene Corp.(b)	1,474	77,296
Humana, Inc.	483	128,140
UnitedHealth Group, Inc.	3,408	831,586
WellCare Health Plans, Inc.(b)	180	51,313
		1,348,533
Metal & Glass Containers–0.10%
Ball Corp.	1,192	83,428
Motorcycle Manufacturers–0.02%
Harley-Davidson, Inc.	579	20,746
Movies & Entertainment–1.69%
Netflix, Inc.(b)	1,567	575,590
Viacom, Inc., Class B	1,273	38,025
Walt Disney Co. (The)	6,261	874,286
		1,487,901
Multi-line Insurance–0.30%
American International Group, Inc.	3,103	165,328
Assurant, Inc.	219	23,297
Hartford Financial Services Group, Inc. (The)	1,300	72,436
		261,061
Multi-Sector Holdings–1.70%
Berkshire Hathaway, Inc., Class B(b)	6,951	1,481,745
Jefferies Financial Group, Inc.	935	17,980
		1,499,725
Multi-Utilities–1.09%
Ameren Corp.	879	66,022
CenterPoint Energy, Inc.	1,806	51,706
CMS Energy Corp.	1,025	59,358
Consolidated Edison, Inc.	1,172	102,761
Dominion Energy, Inc.	2,877	222,450
DTE Energy Co.	655	83,761
NiSource, Inc.	1,352	38,938
Public Service Enterprise Group, Inc.	1,803	106,052
Sempra Energy	983	135,103
WEC Energy Group, Inc.	1,136	94,708
		960,859
Office REITs–0.22%
Alexandria Real Estate Equities, Inc.	401	56,577
Boston Properties, Inc.	555	71,595
SL Green Realty Corp.	306	24,593
Shares		Value
Office REITs–(continued)
Vornado Realty Trust	627	$ 40,191
		192,956
Oil & Gas Drilling–0.02%
Helmerich & Payne, Inc.	405	20,501
Oil & Gas Equipment & Services–0.44%
Baker Hughes, a GE Co., Class A	1,850	45,566
Halliburton Co.	3,114	70,812
National Oilwell Varco, Inc.	1,387	30,833
Schlumberger Ltd.	4,968	197,428
TechnipFMC PLC (United Kingdom)	1,518	39,377
		384,016
Oil & Gas Exploration & Production–1.22%
Anadarko Petroleum Corp.	1,800	127,008
Apache Corp.	1,339	38,791
Cabot Oil & Gas Corp.	1,536	35,266
Cimarex Energy Co.	368	21,833
Concho Resources, Inc.	721	74,393
ConocoPhillips	4,049	246,989
Devon Energy Corp.	1,479	42,181
Diamondback Energy, Inc.	555	60,478
EOG Resources, Inc.	2,080	193,773
Hess Corp.	907	57,658
Marathon Oil Corp.	2,918	41,465
Noble Energy, Inc.	1,729	38,730
Pioneer Natural Resources Co.	600	92,316
		1,070,881
Oil & Gas Refining & Marketing–0.49%
HollyFrontier Corp.	570	26,379
Marathon Petroleum Corp.	2,376	132,771
Phillips 66	1,496	139,936
Valero Energy Corp.	1,490	127,559
		426,645
Oil & Gas Storage & Transportation–0.42%
Kinder Morgan, Inc.	6,949	145,095
ONEOK, Inc.	1,482	101,976
Williams Cos., Inc. (The)	4,345	121,834
		368,905
Packaged Foods & Meats–1.05%
Campbell Soup Co.	686	27,488
Conagra Brands, Inc.	1,732	45,933
General Mills, Inc.	2,147	112,760
Hershey Co. (The)	495	66,345
Hormel Foods Corp.	972	39,405
JM Smucker Co. (The)	409	47,113
Kellogg Co.	895	47,945
Kraft Heinz Co. (The)	2,241	69,561
Lamb Weston Holdings, Inc.	533	33,771
McCormick & Co., Inc.	436	67,584
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Shares		Value
Packaged Foods & Meats–(continued)
Mondelez International, Inc., Class A	5,166	$ 278,447
Tyson Foods, Inc., Class A	1,063	85,827
		922,179
Paper Packaging–0.29%
Amcor PLC (United Kingdom)(b)	5,802	66,665
Avery Dennison Corp.	304	35,167
International Paper Co.	1,428	61,861
Packaging Corp. of America	336	32,027
Sealed Air Corp.	564	24,128
Westrock Co.	931	33,954
		253,802
Personal Products–0.18%
Coty, Inc., Class A	1,077	14,432
Estee Lauder Cos., Inc. (The), Class A	786	143,924
		158,356
Pharmaceuticals–4.58%
Allergan PLC	1,104	184,843
Bristol-Myers Squibb Co.	5,867	266,068
Eli Lilly and Co.	3,099	343,338
Johnson & Johnson	9,524	1,326,503
Merck & Co., Inc.	9,235	774,355
Mylan N.V.(b)	1,872	35,643
Nektar Therapeutics(b)	629	22,380
Perrigo Co. PLC	445	21,191
Pfizer, Inc.	19,927	863,237
Zoetis, Inc.	1,716	194,749
		4,032,307
Property & Casualty Insurance–0.89%
Allstate Corp. (The)	1,194	121,418
Chubb Ltd.	1,641	241,703
Cincinnati Financial Corp.	540	55,982
Loews Corp.	962	52,593
Progressive Corp. (The)	2,093	167,293
Travelers Cos., Inc. (The)	939	140,399
		779,388
Publishing–0.03%
News Corp., Class A	1,400	18,886
News Corp., Class B	442	6,170
		25,056
Railroads–1.00%
CSX Corp.	2,765	213,928
Kansas City Southern	365	44,464
Norfolk Southern Corp.	953	189,962
Union Pacific Corp.	2,539	429,370
		877,724
Real Estate Services–0.07%
CBRE Group, Inc., Class A(b)	1,114	57,148
Shares		Value
Regional Banks–1.18%
BB&T Corp.	2,747	$ 134,960
Citizens Financial Group, Inc.	1,642	58,061
Comerica, Inc.	552	40,097
Fifth Third Bancorp	2,608	72,763
First Republic Bank	587	57,321
Huntington Bancshares, Inc.	3,782	52,267
KeyCorp	3,616	64,184
M&T Bank Corp.	493	83,845
People’s United Financial, Inc.	1,385	23,240
PNC Financial Services Group, Inc. (The)	1,618	222,119
Regions Financial Corp.	3,595	53,709
SunTrust Banks, Inc.	1,581	99,366
SVB Financial Group(b)	186	41,774
Zions Bancorp. N.A.	654	30,071
		1,033,777
Reinsurance–0.04%
Everest Re Group, Ltd.	147	36,335
Research & Consulting Services–0.29%
Equifax, Inc.	436	58,965
IHS Markit Ltd.(b)	1,296	82,581
Nielsen Holdings PLC	1,300	29,380
Verisk Analytics, Inc.	582	85,240
		256,166
Residential REITs–0.44%
Apartment Investment & Management Co., Class A	533	26,714
AvalonBay Communities, Inc.	499	101,387
Equity Residential	1,319	100,138
Essex Property Trust, Inc.	237	69,187
Mid-America Apartment Communities, Inc.	409	48,164
UDR, Inc.	1,010	45,339
		390,929
Restaurants–1.33%
Chipotle Mexican Grill, Inc.(b)	87	63,761
Darden Restaurants, Inc.	446	54,292
McDonald’s Corp.	2,738	568,573
Starbucks Corp.	4,339	363,738
Yum! Brands, Inc.	1,093	120,962
		1,171,326
Retail REITs–0.42%
Federal Realty Investment Trust	272	35,023
Kimco Realty Corp.	1,513	27,960
Macerich Co. (The)	393	13,162
Realty Income Corp.	1,128	77,798
Regency Centers Corp.	597	39,844
Simon Property Group, Inc.	1,107	176,854
		370,641
Semiconductor Equipment–0.36%
Applied Materials, Inc.	3,357	150,763
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Shares		Value
Semiconductor Equipment–(continued)
KLA-Tencor Corp.	579	$ 68,438
Lam Research Corp.	537	100,870
		320,071
Semiconductors–3.37%
Advanced Micro Devices, Inc.(b)	3,176	96,455
Analog Devices, Inc.	1,325	149,553
Broadcom, Inc.	1,419	408,473
Intel Corp.	16,054	768,505
Maxim Integrated Products, Inc.	975	58,325
Microchip Technology, Inc.	851	73,782
Micron Technology, Inc.(b)	3,969	153,164
NVIDIA Corp.	2,183	358,514
Qorvo, Inc.(b)	427	28,443
QUALCOMM, Inc.	4,360	331,665
Skyworks Solutions, Inc.	620	47,907
Texas Instruments, Inc.	3,365	386,167
Xilinx, Inc.	910	107,307
		2,968,260
Soft Drinks–1.65%
Coca-Cola Co. (The)	13,772	701,270
Monster Beverage Corp.(b)	1,395	89,043
PepsiCo, Inc.	5,028	659,322
		1,449,635
Specialized Consumer Services–0.03%
H&R Block, Inc.	750	21,975
Specialized REITs–1.28%
American Tower Corp.	1,584	323,849
Crown Castle International Corp.	1,490	194,222
Digital Realty Trust, Inc.	741	87,282
Equinix, Inc.	301	151,791
Extra Space Storage, Inc.	453	48,063
Iron Mountain, Inc.	1,050	32,865
Public Storage	538	128,136
SBA Communications Corp.(b)	406	91,285
Weyerhaeuser Co.	2,664	70,170
		1,127,663
Specialty Chemicals–0.84%
Albemarle Corp.	381	26,826
Celanese Corp.	453	48,833
DuPont de Nemours, Inc.	2,682	201,338
Ecolab, Inc.	909	179,473
International Flavors & Fragrances, Inc.	360	52,233
PPG Industries, Inc.	841	98,153
Sherwin-Williams Co. (The)	290	132,904
		739,760
Specialty Stores–0.17%
Tiffany & Co.	386	36,145
Tractor Supply Co.	432	47,002
Shares		Value
Specialty Stores–(continued)
Ulta Beauty, Inc.(b)	199	$ 69,031
		152,178
Steel–0.07%
Nucor Corp.	1,089	60,004
Systems Software–4.99%
Fortinet, Inc.(b)	525	40,336
Microsoft Corp.	27,489	3,682,427
Oracle Corp.	8,703	495,810
Red Hat, Inc.(b)	637	119,603
Symantec Corp.	2,215	48,198
		4,386,374
Technology Hardware, Storage & Peripherals–3.93%
Apple, Inc.	15,678	3,102,990
Hewlett Packard Enterprise Co.	4,798	71,730
HP, Inc.	5,366	111,559
NetApp, Inc.	880	54,296
Seagate Technology PLC	914	43,068
Western Digital Corp.	1,042	49,547
Xerox Corp.	725	25,672
		3,458,862
Tobacco–0.86%
Altria Group, Inc.	6,710	317,719
Philip Morris International, Inc.	5,580	438,197
		755,916
Trading Companies & Distributors–0.17%
Fastenal Co.	2,040	66,484
United Rentals, Inc.(b)	283	37,534
W.W. Grainger, Inc.	163	43,721
		147,739
Trucking–0.03%
J.B. Hunt Transport Services, Inc.	318	29,068
Water Utilities–0.09%
American Water Works Co., Inc.	644	74,704
Total Common Stocks & Other Equity Interests (Cost $25,765,987)		87,616,819
Money Market Funds–0.46%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(e)	138,378	138,377
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(e)	98,832	98,872
Invesco Treasury Portfolio, Institutional Class, 2.22%(e)	171,560	171,560
Total Money Market Funds (Cost $408,792)		408,809
TOTAL INVESTMENTS IN SECURITIES–100.06% (Cost $26,174,779)		88,025,628
OTHER ASSETS LESS LIABILITIES–(0.06)%		(52,425)
NET ASSETS–100.00%		$87,973,203
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of June 30, 2019 represented less than 1% of the Fund’s Net Assets. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Equity Risk
E-Mini S&P 500 Index	2	September-2019	$294,420	$1,901	$1,901
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Information Technology	21.37%
Health Care	14.14
Financials	13.08
Consumer Discretionary	10.16
Communication Services	10.14
Industrials	9.33
Consumer Staples	7.23
Energy	5.03
Utilities	3.29
Real Estate	3.03
Materials	2.80
Money Market Funds Plus Other Assets Less Liabilities	0.40
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $25,732,321)	$87,587,786
Investments in affiliates, at value (Cost $442,458)	437,842
Other investments:
Variation margin receivable — futures contracts	1,710
Cash	749
Receivable for:
Fund shares sold	37,989
Dividends	73,245
Investment for trustee deferred compensation and retirement plans	37,496
Total assets	88,176,817
Liabilities:
Payable for:
Investments purchased	43,391
Fund shares reacquired	8,126
Accrued fees to affiliates	65,282
Accrued trustees’ and officers’ fees and benefits	415
Accrued other operating expenses	42,555
Trustee deferred compensation and retirement plans	43,845
Total liabilities	203,614
Net assets applicable to shares outstanding	$87,973,203
Net assets consist of:
Shares of beneficial interest	$ 16,342,341
Distributable earnings	71,630,862
$87,973,203
Net Assets:
Series I	$37,584,292
Series II	$50,388,911
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,970,480
Series II	2,661,327
Series I:
Net asset value per share	$ 19.07
Series II:
Net asset value per share	$ 18.93
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends	$ 861,046
Dividends from affiliated money market funds (includes securities lending income of $24)	9,781
Total investment income	870,827
Expenses:
Advisory fees	50,966
Administrative services fees	69,676
Custodian fees	3,876
Distribution fees - Series II	61,401
Transfer agent fees	1,866
Trustees’ and officers’ fees and benefits	12,073
Licensing fees	8,494
Reports to shareholders	7,298
Professional services fees	16,801
Other	14,979
Total expenses	247,430
Less: Fees waived	(560)
Net expenses	246,870
Net investment income	623,957
Realized and unrealized gain from:
Net realized gain from:
Investment securities	1,852,699
Futures contracts	98,472
1,951,171
Change in net unrealized appreciation of:
Investment securities	11,441,218
Futures contracts	66,927
11,508,145
Net realized and unrealized gain	13,459,316
Net increase in net assets resulting from operations	$14,083,273
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 623,957	$ 1,125,215
Net realized gain	1,951,171	8,831,060
Change in net unrealized appreciation (depreciation)	11,508,145	(13,888,492)
Net increase (decrease) in net assets resulting from operations	14,083,273	(3,932,217)
Distributions to shareholders from distributable earnings:
Series I	—	(3,325,539)
Series II	—	(4,552,548)
Total distributions from distributable earnings	—	(7,878,087)
Share transactions–net:
Series I	(2,233,366)	268,373
Series II	(2,737,189)	(3,137,670)
Net increase (decrease) in net assets resulting from share transactions	(4,970,555)	(2,869,297)
Net increase (decrease) in net assets	9,112,718	(14,679,601)
Net assets:
Beginning of period	78,860,485	93,540,086
End of period	$87,973,203	$ 78,860,485
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 16.12	$ 0.14	$ 2.81	$ 2.95	$ —	$ —	$ —	$ 19.07	18.30%	$37,584	0.44% (d)	0.44% (d)	1.61% (d)	1%
Year ended 12/31/18	18.53	0.26	(0.91)	(0.65)	(0.30)	(1.46)	(1.76)	16.12	(4.86)	33,758	0.51	0.51	1.41	3
Year ended 12/31/17	16.78	0.26	3.18	3.44	(0.31)	(1.38)	(1.69)	18.53	21.26	38,450	0.48	0.48	1.46	3
Year ended 12/31/16	16.58	0.30	1.55	1.85	(0.31)	(1.34)	(1.65)	16.78	11.45	34,812	0.41	0.41	1.81	4
Year ended 12/31/15	18.52	0.30	(0.24)	0.06	(0.33)	(1.67)	(2.00)	16.58	1.03	35,586	0.41	0.41	1.66	7
Year ended 12/31/14	16.66	0.28	1.92	2.20	(0.34)	—	(0.34)	18.52	13.32	37,685	0.41	0.41	1.62	3
Series II
Six months ended 06/30/19	16.03	0.12	2.78	2.90	—	—	—	18.93	18.09	50,389	0.69 (d)	0.69 (d)	1.36 (d)	1
Year ended 12/31/18	18.43	0.22	(0.91)	(0.69)	(0.25)	(1.46)	(1.71)	16.03	(5.07)	45,102	0.76	0.76	1.16	3
Year ended 12/31/17	16.69	0.22	3.17	3.39	(0.27)	(1.38)	(1.65)	18.43	21.00	55,090	0.73	0.73	1.21	3
Year ended 12/31/16	16.49	0.26	1.54	1.80	(0.26)	(1.34)	(1.60)	16.69	11.20	52,212	0.66	0.66	1.56	4
Year ended 12/31/15	18.43	0.25	(0.24)	0.01	(0.28)	(1.67)	(1.95)	16.49	0.72	58,268	0.66	0.66	1.41	7
Year ended 12/31/14	16.58	0.24	1.90	2.14	(0.29)	—	(0.29)	18.43	13.02	63,667	0.66	0.66	1.37	3

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $36,425 and $49,222 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. S&P 500 Index Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. S&P 500 Index Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the
Invesco V.I. S&P 500 Index Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.12%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $560.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $6,014 for accounting and fund administrative services and was reimbursed $63,662 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
Invesco V.I. S&P 500 Index Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$ 87,616,819	$—	$—	$ 87,616,819
Money Market Funds	408,809	—	—	408,809
Total Investments in Securities	88,025,628	—	—	88,025,628
Other Investments - Assets*
Futures Contracts	1,901	—	—	1,901
Total Investments	$88,027,529	$—	$—	$88,027,529

*	Unrealized appreciation.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:
Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$ 1,901
Derivatives not subject to master netting agreements	(1,901)
Total Derivative Assets subject to master netting agreements	$ -

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.
Invesco V.I. S&P 500 Index Fund

Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$ 98,472
Change in Net Unrealized Appreciation:
Futures contracts	66,927
Total	$165,399
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$827,724
NOTE 5—Investments in Affiliates
	Value 12/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 06/30/19	Dividend Income
Invesco, Ltd.	$ 25,428	$–	$ (1,978)	$ 6,179	$ (596)	$ 29,033	$ 896
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $911,425 and $3,826,233, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Invesco V.I. S&P 500 Index Fund

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 60,837,654
Aggregate unrealized (depreciation) of investments	(1,093,758)
Net unrealized appreciation of investments	$59,743,896
Cost of investments for tax purposes is $28,283,633.
NOTE 10—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	73,283	$ 1,324,193	197,507	$ 3,659,064
Series II	34,236	617,307	126,250	2,450,887
Issued as reinvestment of dividends:
Series I	—	—	177,118	3,324,539
Series II	—	—	243,843	4,552,548
Reacquired:
Series I	(196,337)	(3,557,559)	(355,679)	(6,715,230)
Series II	(187,154)	(3,354,496)	(544,977)	(10,141,105)
Net increase (decrease) in share activity	(275,972)	$(4,970,555)	(155,938)	$ (2,869,297)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,182.30	$2.38	$1,022.61	$2.21	0.44%
Series II	1,000.00	1,180.90	3.73	1,021.37	3.46	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds S&P 500 Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was reasonably comparable to the performance of the Index for the one, three and five year periods. The Board noted that the Fund is passively managed and discussed reasons for differences in the Fund’s

Invesco V.I. S&P 500 Index Fund

performance versus its peers and the Index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. S&P 500 Index Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Small Cap Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VISCE-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	19.34%
Series II Shares	19.11
S&P 500 Index▼ (Broad Market Index)	18.54
Russell 2000 Index■ (Style-Specific Index)	16.98
Lipper VUF Small-Cap Core Funds Index♦ (Peer Group Index)	15.54
Source(s): ▼FactSet Research Systems Inc.; ■ RIMES Technologies Corp.; ♦ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
    The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (8/29/03)	8.17%
10 Years	11.32
5 Years	4.60
1 Year	–3.20
Series II Shares
Inception (8/29/03)	7.91%
10 Years	11.03
5 Years	4.33
1 Year	–3.49
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most re-
cent Fund prospectus as of the date of this report for Series I and Series II shares was 0.96% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–95.68%
Aerospace & Defense–3.39%
BWX Technologies, Inc.	49,718	$ 2,590,308
Cubic Corp.	48,679	3,138,822
Curtiss-Wright Corp.	24,662	3,135,280
		8,864,410
Alternative Carriers–1.94%
Iridium Communications, Inc.(b)	218,551	5,083,496
Apparel Retail–3.08%
American Eagle Outfitters, Inc.	130,243	2,201,107
Boot Barn Holdings, Inc.(b)	103,088	3,674,056
Childrens Place, Inc. (The)(c)	22,700	2,165,126
		8,040,289
Application Software–4.99%
Avalara, Inc.(b)	58,886	4,251,569
Blackbaud, Inc.	31,762	2,652,127
Cornerstone OnDemand, Inc.(b)	56,821	3,291,641
Q2 Holdings, Inc.(b)	37,342	2,851,435
		13,046,772
Auto Parts & Equipment–0.71%
Visteon Corp.(b)	31,606	1,851,479
Biotechnology–3.56%
Array BioPharma, Inc.(b)	105,887	4,905,745
Neurocrine Biosciences, Inc.(b)	30,343	2,561,859
Retrophin, Inc.(b)	91,939	1,847,055
		9,314,659
Building Products–1.35%
Trex Co., Inc.(b)	49,321	3,536,316
Casinos & Gaming–1.73%
Boyd Gaming Corp.	91,222	2,457,520
Penn National Gaming, Inc.(b)	107,149	2,063,690
		4,521,210
Communications Equipment–2.23%
Ciena Corp.(b)	72,933	2,999,734
Lumentum Holdings, Inc.(b)	52,949	2,828,006
		5,827,740
Construction & Engineering–1.51%
Dycom Industries, Inc.(b)	30,467	1,793,592
Primoris Services Corp.	103,391	2,163,974
		3,957,566
Consumer Finance–0.95%
SLM Corp.	255,713	2,485,530
Shares		Value
Data Processing & Outsourced Services–2.00%
Euronet Worldwide, Inc.(b)	15,992	$ 2,690,494
Jack Henry & Associates, Inc.	18,969	2,540,329
		5,230,823
Diversified Support Services–0.90%
Mobile Mini, Inc.	77,073	2,345,331
Education Services–1.39%
Strategic Education, Inc.	20,415	3,633,870
Electric Utilities–0.93%
IDACORP, Inc.	24,325	2,442,960
Electrical Components & Equipment–1.06%
EnerSys	40,513	2,775,140
Electronic Components–0.86%
Belden, Inc.	37,584	2,238,879
Electronic Equipment & Instruments–1.24%
FLIR Systems, Inc.	59,781	3,234,152
Environmental & Facilities Services–3.37%
ABM Industries, Inc.	72,043	2,881,720
BrightView Holdings, Inc.(b)	156,908	2,935,749
Waste Connections, Inc.	31,375	2,998,822
		8,816,291
Fertilizers & Agricultural Chemicals–1.03%
Scotts Miracle-Gro Co. (The)	27,205	2,679,693
Food Retail–0.90%
Sprouts Farmers Market, Inc.(b)	124,122	2,344,665
Footwear–1.07%
Wolverine World Wide, Inc.	101,834	2,804,508
General Merchandise Stores–0.58%
Big Lots, Inc.	53,144	1,520,450
Health Care Equipment–3.71%
Hill-Rom Holdings, Inc.	26,345	2,756,214
STERIS PLC	26,565	3,954,997
Wright Medical Group N.V.(b)	99,906	2,979,197
		9,690,408
Health Care Facilities–0.68%
Acadia Healthcare Co., Inc.(b)	50,838	1,776,788
Health Care REITs–0.91%
Healthcare Trust of America, Inc., Class A	87,063	2,388,138
Health Care Supplies–2.63%
ICU Medical, Inc.(b)	11,052	2,784,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Small Cap Equity Fund

Shares		Value
Health Care Supplies–(continued)
Lantheus Holdings, Inc.(b)	144,238	$ 4,081,936
		6,866,045
Industrial Machinery–3.47%
Albany International Corp., Class A	50,429	4,181,068
SPX Corp.(b)	148,454	4,901,951
		9,083,019
Investment Banking & Brokerage–3.15%
Lazard Ltd., Class A	69,063	2,375,077
LPL Financial Holdings, Inc.	37,046	3,021,842
Piper Jaffray Cos.	38,166	2,834,589
		8,231,508
Life Sciences Tools & Services–1.51%
Cambrex Corp.(b)	52,201	2,443,529
NeoGenomics, Inc.(b)	69,020	1,514,299
		3,957,828
Managed Health Care–1.21%
HealthEquity, Inc.(b)	48,499	3,171,835
Multi-line Insurance–1.15%
American Financial Group, Inc.	29,331	3,005,548
Office REITs–0.90%
Highwoods Properties, Inc.	56,667	2,340,347
Oil & Gas Equipment & Services–1.49%
Apergy Corp.(b)	73,142	2,453,182
Core Laboratories N.V.	27,467	1,435,975
		3,889,157
Oil & Gas Exploration & Production–2.39%
Matador Resources Co.(b)	98,442	1,957,027
Parsley Energy, Inc., Class A(b)	99,845	1,898,053
Viper Energy Partners L.P.	77,639	2,392,834
		6,247,914
Paper Packaging–1.05%
Graphic Packaging Holding Co.	196,470	2,746,651
Property & Casualty Insurance–4.16%
Argo Group International Holdings Ltd.	50,610	3,747,671
Hanover Insurance Group, Inc. (The)	32,258	4,138,701
Selective Insurance Group, Inc.	39,825	2,982,494
		10,868,866
Real Estate Services–1.13%
FirstService Corp. (Canada)	30,562	2,940,561
Regional Banks–7.59%
Columbia Banking System, Inc.	75,262	2,722,979
Great Western Bancorp, Inc.	72,605	2,593,451
IBERIABANK Corp.	44,196	3,352,267
Synovus Financial Corp.	58,551	2,049,285
UMB Financial Corp.	40,552	2,669,133
Shares		Value
Regional Banks–(continued)
Webster Financial Corp.	74,841	$ 3,575,154
Western Alliance Bancorp(b)	64,478	2,883,456
		19,845,725
Restaurants–1.68%
Papa John’s International, Inc.(c)	39,740	1,777,173
Wendy’s Co. (The)	133,034	2,604,806
		4,381,979
Semiconductor Equipment–1.47%
Brooks Automation, Inc.	99,166	3,842,682
Semiconductors–1.68%
Power Integrations, Inc.	22,229	1,782,321
Semtech Corp.(b)	54,294	2,608,827
		4,391,148
Specialized Consumer Services–1.29%
ServiceMaster Global Holdings, Inc.(b)	64,702	3,370,327
Specialized REITs–2.52%
CubeSmart	117,456	3,927,729
CyrusOne, Inc.	45,906	2,649,694
		6,577,423
Specialty Chemicals–1.92%
Minerals Technologies, Inc.	43,709	2,338,869
Sensient Technologies Corp.	36,565	2,686,796
		5,025,665
Systems Software–0.96%
Rapid7, Inc.(b)	43,578	2,520,552
Technology Distributors–1.15%
Tech Data Corp.(b)	28,748	3,007,041
Tires & Rubber–0.90%
Cooper Tire & Rubber Co.	74,855	2,361,675
Trading Companies & Distributors–0.89%
Univar, Inc.(b)	105,482	2,324,823
Trucking–2.29%
Knight-Swift Transportation Holdings, Inc.	78,613	2,581,651
Old Dominion Freight Line, Inc.	22,824	3,406,710
		5,988,361
Water Utilities–1.03%
California Water Service Group	53,281	2,697,617
Total Common Stocks & Other Equity Interests (Cost $205,295,725)		250,135,860
Money Market Funds–4.35%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	3,980,193	3,980,193
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	2,842,494	2,843,631
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Small Cap Equity Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	4,548,791	$ 4,548,791
Total Money Market Funds (Cost $11,372,095)		11,372,615
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $216,667,820)		261,508,475
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.18%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)(e)	2,213,281	2,213,281
Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)(e)	883,609	$ 883,962
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,097,234)		3,097,243
TOTAL INVESTMENTS IN SECURITIES–101.21% (Cost $219,765,054)		264,605,718
OTHER ASSETS LESS LIABILITIES–(1.21)%		(3,162,976)
NET ASSETS–100.00%		$261,442,742
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Industrials	18.23%
Financials	17.00
Information Technology	16.58
Health Care	13.30
Consumer Discretionary	12.43
Real Estate	5.46
Materials	4.00
Energy	3.88
Other Sectors, Each Less than 2% of Net Assets	4.80
Money Market Funds Plus Other Assets Less Liabilities	4.32
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $205,295,725)*	$250,135,860
Investments in affiliated money market funds, at value (Cost $14,469,329)	14,469,858
Cash	8,915
Receivable for:
Dividends	181,015
Fund shares sold	272,760
Investments sold	539,182
Investment for trustee deferred compensation and retirement plans	79,005
Total assets	265,686,595
Liabilities:
Payable for:
Investments purchased	741,304
Fund shares reacquired	95,568
Collateral upon return of securities loaned	3,097,234
Accrued fees to affiliates	187,648
Accrued trustees’ and officers’ fees and benefits	655
Accrued other operating expenses	34,076
Trustee deferred compensation and retirement plans	87,368
Total liabilities	4,243,853
Net assets applicable to shares outstanding	$261,442,742
Net assets consist of:
Shares of beneficial interest	$ 180,406,998
Distributable earnings	81,035,744
$261,442,742
Net Assets:
Series I	$118,784,091
Series II	$ 142,658,651
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,249,781
Series II	7,946,112
Series I:
Net asset value per share	$ 19.01
Series II:
Net asset value per share	$ 17.95

*	At June 30, 2019, securities with an aggregate value of $3,035,429 were on loan to brokers.
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $6,851)	$ 1,680,942
Dividends from affiliated money market funds (includes securities lending income of $16,311)	124,101
Total investment income	1,805,043
Expenses:
Advisory fees	943,443
Administrative services fees	207,884
Custodian fees	4,251
Distribution fees - Series II	170,493
Transfer agent fees	15,496
Trustees’ and officers’ fees and benefits	13,410
Reports to shareholders	5,107
Professional services fees	23,677
Other	2,328
Total expenses	1,386,089
Less: Fees waived	(4,811)
Net expenses	1,381,278
Net investment income	423,765
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	5,024,467
Foreign currencies	(65)
Forward foreign currency contracts	133
5,024,535
Change in net unrealized appreciation of Investment securities	37,825,460
Net realized and unrealized gain	42,849,995
Net increase in net assets resulting from operations	$ 43,273,760
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income (loss)	$ 423,765	$ (76,606)
Net realized gain	5,024,535	31,854,197
Change in net unrealized appreciation (depreciation)	37,825,460	(70,466,254)
Net increase (decrease) in net assets resulting from operations	43,273,760	(38,688,663)
Distributions to shareholders from distributable earnings:
Series I	—	(8,819,904)
Series II	—	(10,565,170)
Total distributions from distributable earnings	—	(19,385,074)
Share transactions–net:
Series I	(7,618,884)	(16,916,326)
Series II	59,047	(6,035,415)
Net increase (decrease) in net assets resulting from share transactions	(7,559,837)	(22,951,741)
Net increase (decrease) in net assets	35,713,923	(81,025,478)
Net assets:
Beginning of period	225,728,819	306,754,297
End of period	$261,442,742	$225,728,819
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Small Cap Equity Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$15.93	$ 0.04	$ 3.04	$ 3.08	$ —	$ 19.01	19.34%	$118,784	0.96% (d)	0.96% (d)	0.46% (d)	16%
Year ended 12/31/18	20.02	0.02	(2.74)	(2.72)	(1.37)	15.93	(15.08)	106,064	0.96	0.96	0.10	22
Year ended 12/31/17	18.38	(0.01)	2.53	2.52	(0.88)	20.02	14.06	149,405	0.97	0.97	(0.02)	20
Year ended 12/31/16	17.64	0.01	2.06	2.07	(1.33)	18.38	12.06	161,727	1.01	1.01	0.04	37
Year ended 12/31/15	23.64	0.00	(1.27)	(1.27)	(4.73)	17.64	(5.52)	166,407	1.04	1.04	0.02	31
Year ended 12/31/14	25.44	(0.04)	0.47	0.43	(2.23)	23.64	2.36	203,963	1.05	1.05	(0.17)	45
Series II
Six months ended 06/30/19	15.07	0.02	2.86	2.88	—	17.95	19.11	142,659	1.21 (d)	1.21 (d)	0.21 (d)	16
Year ended 12/31/18	19.05	(0.03)	(2.58)	(2.61)	(1.37)	15.07	(15.27)	119,664	1.21	1.21	(0.15)	22
Year ended 12/31/17	17.58	(0.05)	2.40	2.35	(0.88)	19.05	13.73	157,349	1.22	1.22	(0.27)	20
Year ended 12/31/16	16.96	(0.03)	1.98	1.95	(1.33)	17.58	11.84	148,883	1.26	1.26	(0.21)	37
Year ended 12/31/15	22.97	(0.05)	(1.23)	(1.28)	(4.73)	16.96	(5.74)	128,614	1.29	1.29	(0.23)	31
Year ended 12/31/14	24.85	(0.10)	0.45	0.35	(2.23)	22.97	2.08	145,505	1.30	1.30	(0.42)	45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $117,958 and $137,525 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Small Cap Equity Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Small Cap Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the
Invesco V.I. Small Cap Equity Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.74%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020.
Invesco V.I. Small Cap Equity Fund

During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $4,811.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $17,891 for accounting and fund administrative services and was reimbursed $189,993 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $2,460 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Invesco V.I. Small Cap Equity Fund

Effect of Derivative Investments for the six months ended June 30, 2019
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$133
Total	$133
The table below summarizes the five day average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$47,267
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $39,941,007 and $53,005,040, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 61,893,725
Aggregate unrealized (depreciation) of investments	(17,086,598)
Net unrealized appreciation of investments	$ 44,807,127
Cost of investments for tax purposes is $219,798,591.
Invesco V.I. Small Cap Equity Fund

NOTE 9—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	290,043	$ 5,095,127	705,274	$ 13,617,305
Series II	734,742	12,582,721	610,379	11,139,397
Issued as reinvestment of dividends:
Series I	—	—	433,837	8,819,904
Series II	—	—	549,125	10,565,170
Reacquired:
Series I	(696,652)	(12,714,011)	(1,946,379)	(39,353,535)
Series II	(729,151)	(12,523,674)	(1,480,032)	(27,739,982)
Net increase (decrease) in share activity	(401,018)	$ (7,559,837)	(1,127,796)	$(22,951,741)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,193.40	$5.22	$1,020.03	$4.81	0.96%
Series II	1,000.00	1,191.10	6.57	1,018.79	6.06	1.21

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Small Cap Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Small Cap Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Small-Cap Core Funds Index. The Board noted that performance of Series I shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s high quality bias and security selection in certain sectors detracted from Fund

Invesco V.I. Small Cap Equity Fund

performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Small Cap Equity Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Technology Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	I-VITEC-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	23.58%
Series II Shares	23.47
NASDAQ Composite Index▼ (Broad Market/Style-Specific Index)	21.33
Lipper VUF Science & Technology Funds Classification Average■ (Peer Group)	24.57
Source(s): ▼FactSet Research Systems Inc.;■ Lipper Inc.
The NASDAQ Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.
    The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (5/20/97)	6.68%
10 Years	15.02
5 Years	12.99
1 Year	8.77
Series II Shares
Inception (4/30/04)	8.79%
10 Years	14.73
5 Years	12.71
1 Year	8.52
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.40%
Alternative Carriers–1.99%
Intelsat S.A.(b)	135,138	$ 2,628,434
Application Software–5.43%
Adobe, Inc.(b)	8,778	2,586,438
salesforce.com, inc.(b)	21,431	3,251,725
Splunk, Inc.(b)	10,569	1,329,052
		7,167,215
Biotechnology–1.00%
Alexion Pharmaceuticals, Inc.(b)	10,098	1,322,636
Consumer Electronics–1.49%
Sony Corp. (Japan)	37,700	1,969,785
Data Processing & Outsourced Services–7.75%
First Data Corp., Class A(b)	22,903	619,984
Mastercard, Inc., Class A	8,499	2,248,241
PayPal Holdings, Inc.(b)	32,757	3,749,366
Visa, Inc., Class A	20,784	3,607,063
		10,224,654
Health Care Equipment–5.36%
Abbott Laboratories	28,664	2,410,642
Boston Scientific Corp.(b)	32,776	1,408,713
Intuitive Surgical, Inc.(b)	1,915	1,004,513
Teleflex, Inc.	6,775	2,243,541
		7,067,409
Interactive Home Entertainment–11.06%
Activision Blizzard, Inc.	52,825	2,493,340
Electronic Arts, Inc.(b)	23,409	2,370,395
Nintendo Co., Ltd. (Japan)	11,300	4,154,220
Sea Ltd., ADR (Thailand)(b)	63,066	2,095,053
Take-Two Interactive Software, Inc.(b)	8,042	913,008
Ubisoft Entertainment S.A. (France)(b)	32,699	2,563,607
		14,589,623
Interactive Media & Services–12.18%
Alphabet, Inc., Class A(b)	5,789	6,268,329
Alphabet, Inc., Class C(b)	1,214	1,312,225
Facebook, Inc., Class A(b)	36,237	6,993,741
Match Group, Inc.	22,295	1,499,785
		16,074,080
Internet & Direct Marketing Retail–13.98%
Alibaba Group Holding Ltd., ADR (China)(b)	32,005	5,423,247
Amazon.com, Inc.(b)	6,522	12,350,255
Booking Holdings, Inc.(b)	357	669,271
		18,442,773
Shares		Value
Life Sciences Tools & Services–7.25%
Illumina, Inc.(b)	14,168	$ 5,215,949
IQVIA Holdings, Inc.(b)	15,648	2,517,763
Thermo Fisher Scientific, Inc.	6,212	1,824,340
		9,558,052
Managed Health Care–0.53%
UnitedHealth Group, Inc.	2,882	703,237
Movies & Entertainment–1.97%
Netflix, Inc.(b)	7,084	2,602,095
Semiconductor Equipment–4.60%
Applied Materials, Inc.	69,473	3,120,033
ASML Holding N.V., New York Shares (Netherlands)	14,183	2,949,071
		6,069,104
Semiconductors–8.69%
Broadcom, Inc.	8,245	2,373,406
NVIDIA Corp.	8,593	1,411,228
QUALCOMM, Inc.	30,333	2,307,431
Semtech Corp.(b)	44,452	2,135,919
Silicon Motion Technology Corp., ADR (Taiwan)	73,051	3,242,003
		11,469,987
Systems Software–9.52%
Microsoft Corp.	60,907	8,159,102
Palo Alto Networks, Inc.(b)	8,894	1,812,241
ServiceNow, Inc.(b)	9,445	2,593,314
		12,564,657
Technology Hardware, Storage & Peripherals–4.88%
Apple, Inc.	32,505	6,433,390
Trucking–1.72%
Lyft, Inc., Class A(b)(c)	12,016	789,571
Uber Technologies, Inc.(b)	31,983	1,483,372
		2,272,943
Total Common Stocks & Other Equity Interests (Cost $68,644,210)		131,160,074
Money Market Funds–0.65%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)	300,715	300,715
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)	214,741	214,827
Invesco Treasury Portfolio, Institutional Class, 2.22%(d)	343,674	343,674
Total Money Market Funds (Cost $859,194)		859,216
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $69,503,404)		132,019,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Technology Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.46%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(d)(e)	425,700	$ 425,700
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(d)(e)	180,387	180,459
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $606,143)		606,159
TOTAL INVESTMENTS IN SECURITIES–100.51% (Cost $70,109,547)		132,625,449
OTHER ASSETS LESS LIABILITIES–(0.51)%		(676,235)
NET ASSETS–100.00%		$131,949,214
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at June 30, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Information Technology	40.87%
Communication Services	27.20
Consumer Discretionary	15.47
Health Care	14.14
Industrials	1.72
Money Market Funds Plus Other Assets Less Liabilities	0.60
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Technology Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $68,644,210)*	$131,160,074
Investments in affiliated money market funds, at value (Cost $1,465,337)	1,465,375
Foreign currencies, at value (Cost $74,438)	74,411
Receivable for:
Fund shares sold	4,617
Dividends	25,508
Investment for trustee deferred compensation and retirement plans	67,141
Total assets	132,797,126
Liabilities:
Payable for:
Fund shares reacquired	72,329
Collateral upon return of securities loaned	606,143
Accrued fees to affiliates	60,118
Accrued trustees’ and officers’ fees and benefits	139
Accrued other operating expenses	35,538
Trustee deferred compensation and retirement plans	73,645
Total liabilities	847,912
Net assets applicable to shares outstanding	$131,949,214
Net assets consist of:
Shares of beneficial interest	$ 50,388,418
Distributable earnings	81,560,796
$131,949,214
Net Assets:
Series I	$121,327,713
Series II	$ 10,621,501
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,478,703
Series II	413,821
Series I:
Net asset value per share	$ 27.09
Series II:
Net asset value per share	$ 25.67

*	At June 30, 2019, securities with an aggregate value of $592,717 were on loan to brokers.
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $14,434)	$ 383,977
Dividends from affiliated money market funds (includes securities lending income of $6,117)	23,916
Total investment income	407,893
Expenses:
Advisory fees	487,671
Administrative services fees	106,353
Custodian fees	4,666
Distribution fees - Series II	13,032
Transfer agent fees	13,573
Trustees’ and officers’ fees and benefits	12,022
Reports to shareholders	5,880
Professional services fees	17,070
Other	1,325
Total expenses	661,592
Less: Fees waived	(898)
Net expenses	660,694
Net investment income (loss)	(252,801)
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	9,269,059
Foreign currencies	6,026
9,275,085
Change in net unrealized appreciation (depreciation) of:
Investment securities	18,337,681
Foreign currencies	(32)
18,337,649
Net realized and unrealized gain	27,612,734
Net increase in net assets resulting from operations	$27,359,933
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Technology Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income (loss)	$ (252,801)	$ (667,086)
Net realized gain	9,275,085	10,614,800
Change in net unrealized appreciation (depreciation)	18,337,649	(10,726,385)
Net increase (decrease) in net assets resulting from operations	27,359,933	(778,671)
Distributions to shareholders from distributable earnings:
Series I	—	(5,582,826)
Series II	—	(539,546)
Total distributions from distributable earnings	—	(6,122,372)
Share transactions–net:
Series I	(13,466,519)	2,448,136
Series II	(1,126,866)	844,764
Net increase (decrease) in net assets resulting from share transactions	(14,593,385)	3,292,900
Net increase (decrease) in net assets	12,766,548	(3,608,143)
Net assets:
Beginning of period	119,182,666	122,790,809
End of period	$131,949,214	$ 119,182,666
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Technology Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$ 21.92	$(0.05)	$ 5.22	$ 5.17	$ —	$ 27.09	23.58%	$121,328	1.00% (d)	1.00% (d)	(0.37)% (d)	24%
Year ended 12/31/18	22.97	(0.12)	0.22	0.10	(1.15)	21.92	(0.45)	109,596	1.03	1.03	(0.47)	48
Year ended 12/31/17	17.89	(0.09)	6.34	6.25	(1.17)	22.97	35.13	113,352	1.06	1.06	(0.41)	43
Year ended 12/31/16	18.83	(0.06)	(0.06)	(0.12)	(0.82)	17.89	(0.76)	87,632	1.10	1.10	(0.33)	52
Year ended 12/31/15	19.75	(0.11)	1.29	1.18	(2.10)	18.83	6.82	107,257	1.15	1.15	(0.53)	61
Year ended 12/31/14	19.42	(0.13)	2.20	2.07	(1.74)	19.75	11.05	104,556	1.16	1.16	(0.65)	77
Series II
Six months ended 06/30/19	20.79	(0.07)	4.95	4.88	—	25.67	23.47	10,622	1.25 (d)	1.25 (d)	(0.62) (d)	24
Year ended 12/31/18	21.89	(0.17)	0.22	0.05	(1.15)	20.79	(0.71)	9,587	1.28	1.28	(0.72)	48
Year ended 12/31/17	17.14	(0.14)	6.06	5.92	(1.17)	21.89	34.74	9,439	1.31	1.31	(0.66)	43
Year ended 12/31/16	18.12	(0.10)	(0.06)	(0.16)	(0.82)	17.14	(1.01)	6,799	1.35	1.35	(0.58)	52
Year ended 12/31/15	19.13	(0.15)	1.24	1.09	(2.10)	18.12	6.56	8,043	1.40	1.40	(0.78)	61
Year ended 12/31/14	18.90	(0.17)	2.14	1.97	(1.74)	19.13	10.82	4,775	1.41	1.41	(0.90)	77

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $120,611 and $10,512 for Series I and Series II shares, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Technology Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Technology Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the
Invesco V.I. Technology Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.75%
First $250 million	0.74%
First $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund
Invesco V.I. Technology Fund

operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $898.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $9,179 for accounting and fund administrative services and was reimbursed $97,174 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $430 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$122,472,462	$8,687,612	$—	$131,160,074
Money Market Funds	1,465,375	—	—	1,465,375
Total Investments	$123,937,837	$8,687,612	$—	$ 132,625,449
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided
Invesco V.I. Technology Fund

for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $30,255,253 and $48,209,308, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$62,409,190
Aggregate unrealized (depreciation) of investments	(313,151)
Net unrealized appreciation of investments	$ 62,096,039
Cost of investments for tax purposes is $70,529,410.
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	214,161	$ 5,385,578	1,041,909	$ 26,582,108
Series II	16,986	406,737	86,082	2,113,927
Issued as reinvestment of dividends:
Series I	—	—	209,251	5,582,826
Series II	—	—	21,301	539,546
Reacquired:
Series I	(736,007)	(18,852,097)	(1,185,392)	(29,716,798)
Series II	(64,265)	(1,533,603)	(77,423)	(1,808,709)
Net increase (decrease) in share activity	(569,125)	$(14,593,385)	95,728	$ 3,292,900

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,235.80	$5.54	$ 1,019.84	$5.01	1.00%
Series II	1,000.00	1,234.70	6.93	1,018.60	6.26	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Technology Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Technology Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Science & Technology Funds Index. The Board noted that performance of Series I shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was above the performance of the Index for the one year period, and below the performance of the Index for the three and five year periods. The Board noted that overweight and underweight

Invesco V.I. Technology Fund

exposure to and security selection in certain technology sub-sectors negatively impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Technology Fund

Semiannual Report to Shareholders	June 30, 2019

Invesco V.I. Value Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |    NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIVOPP-SAR-1

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, December 31, 2018 to June 30, 2019, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	21.64%
Series II Shares	21.49
S&P 500 Index▼ (Broad Market Index)	18.54
S&P 1500 Value Index▼ (Style-Specific Index)	16.63
Lipper VUF Multi-Cap Value Funds Index■ (Peer Group Index)	15.04
Source(s): ▼FactSet Research Systems Inc.; ■ Lipper Inc.
The S&P 500® Index is an unmanaged index considered representative of the US stock market.
     The S&P 1500 Value Index tracks the performance of US large-, mid- and small-cap value stocks.
    The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multi-cap value variable insurance underlying funds tracked by Lipper.
    The Fund is not managed to track the performance of any particular index, including the indexes described here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Average Annual Total Returns
As of 6/30/19
Series I Shares
Inception (9/10/01)	4.53%
10 Years	10.50
5 Years	4.40
1 Year	1.53
Series II Shares
Inception (9/10/01)	4.27%
10 Years	10.24
5 Years	4.13
1 Year	1.20
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.
The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.
Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)
June 30, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.74%
Advertising–0.20%
Interpublic Group of Cos., Inc. (The)	4,100	$ 92,619
Omnicom Group, Inc.	1,115	91,374
		183,993
Agricultural & Farm Machinery–2.37%
AGCO Corp.,	27,989	2,171,107
Asset Management & Custody Banks–2.11%
Affiliated Managers Group, Inc.	20,940	1,929,412
Auto Parts & Equipment–6.24%
Dana, Inc.	131,327	2,618,660
Delphi Technologies PLC	154,765	3,095,300
		5,713,960
Building Products–7.71%
Masco Corp.	76,308	2,994,326
Owens Corning	69,800	4,062,360
		7,056,686
Construction & Engineering–6.47%
AECOM (b)	112,004	4,239,351
Fluor Corp.	49,900	1,681,131
		5,920,482
Consumer Finance–1.56%
SLM Corp.	146,500	1,423,980
Distributors–3.04%
LKQ Corp.(b)	104,600	2,783,406
Diversified Banks–4.94%
Bank of America Corp.	48,774	1,414,446
Citigroup, Inc.	41,072	2,876,272
JPMorgan Chase & Co.	2,119	236,904
		4,527,622
Diversified Chemicals–4.48%
Chemours Co. (The)	77,737	1,865,688
Huntsman Corp.	109,500	2,238,180
		4,103,868
Electronic Manufacturing Services–2.33%
Flex Ltd.(b)	223,365	2,137,603
Environmental & Facilities Services–2.62%
Stericycle, Inc.(b)	50,146	2,394,472
Health Care Distributors–3.47%
Cardinal Health, Inc.	26,400	1,243,440
McKesson Corp.	14,400	1,935,216
		3,178,656
Shares		Value
Health Care Facilities–1.98%
Brookdale Senior Living, Inc.(b)	251,151	$ 1,810,799
Health Care Services–1.27%
Cigna Corp.	7,400	1,165,870
Homebuilding–0.19%
D.R. Horton, Inc.	4,100	176,833
Hotels, Resorts & Cruise Lines–0.34%
Norwegian Cruise Line Holdings Ltd.(b)	5,800	311,054
Household Products–1.10%
Spectrum Brands Holdings, Inc.	18,809	1,011,360
Industrial Conglomerates–3.19%
Carlisle Cos., Inc.	20,800	2,920,528
Investment Banking & Brokerage–2.68%
Goldman Sachs Group, Inc. (The)	12,000	2,455,200
Life & Health Insurance–0.06%
MetLife, Inc.	1,017	50,514
Managed Health Care–2.19%
Anthem, Inc.	7,100	2,003,691
Metal & Glass Containers–4.51%
Crown Holdings, Inc.(b)	67,600	4,130,360
Oil & Gas Exploration & Production–9.46%
Apache Corp.	28,200	816,954
Diamondback Energy, Inc.	18,400	2,005,048
Noble Energy, Inc.	84,800	1,899,520
Parsley Energy, Inc., Class A(b)	100,600	1,912,406
Pioneer Natural Resources Co.	13,200	2,030,952
		8,664,880
Oil & Gas Refining & Marketing–2.19%
Marathon Petroleum Corp.	35,800	2,000,504
Other Diversified Financial Services–1.82%
AXA Equitable Holdings, Inc.	79,900	1,669,910
Paper Packaging–3.71%
Sealed Air Corp.	79,500	3,401,010
Pharmaceuticals–3.13%
Mylan N.V.(b)	104,600	1,991,584
Novartis AG (Switzerland)	9,552	873,693
		2,865,277
Steel–2.21%
Allegheny Technologies, Inc.(b)	80,405	2,026,206

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Value Opportunities Fund

Shares		Value
Systems Software–3.29%
Oracle Corp.	52,795	$ 3,007,731
Thrifts & Mortgage Finance–5.88%
MGIC Investment Corp.(b)	248,221	3,261,624
Radian Group, Inc.	92,876	2,122,217
		5,383,841
Total Common Stocks & Other Equity Interests (Cost $84,255,113)		88,580,815
Money Market Funds–3.35%
Invesco Government & Agency Portfolio, Institutional Class, 2.26%(c)	1,228,616	1,228,616
Shares		Value
Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 2.40%(c)	877,292	$ 877,643
Invesco Treasury Portfolio, Institutional Class, 2.22%(c)	959,863	959,863
Total Money Market Funds (Cost $3,065,909)		3,066,122
TOTAL INVESTMENTS IN SECURITIES–100.09% (Cost $87,321,022)		91,646,937
OTHER ASSETS LESS LIABILITIES–(0.09)%		(79,480)
NET ASSETS–100.00%		$ 91,567,457
Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.
Portfolio Composition
By sector, based on Net Assets
as of June 30, 2019
Industrials	22.36%
Financials	19.05
Materials	14.91
Health Care	12.04
Energy	11.65
Consumer Discretionary	9.81
Information Technology	5.62
Other Sectors, Each Less than 2% of Net Assets	1.30
Money Market Funds Plus Other Assets Less Liabilities	3.26
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities
June 30, 2019
(Unaudited)
Assets:
Investments in securities, at value (Cost $84,255,113)	$88,580,815
Investments in affiliated money market funds, at value (Cost $3,065,909)	3,066,122
Foreign currencies, at value (Cost $3,126)	3,426
Receivable for:
Fund shares sold	1,368
Dividends	65,341
Investment for trustee deferred compensation and retirement plans	112,812
Other assets	145
Total assets	91,830,029
Liabilities:
Payable for:
Fund shares reacquired	55,051
Accrued fees to affiliates	50,237
Accrued trustees’ and officers’ fees and benefits	427
Accrued other operating expenses	35,280
Trustee deferred compensation and retirement plans	121,577
Total liabilities	262,572
Net assets applicable to shares outstanding	$ 91,567,457
Net assets consist of:
Shares of beneficial interest	$65,759,053
Distributable earnings	25,808,404
$ 91,567,457
Net Assets:
Series I	$ 67,554,858
Series II	$24,012,599
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,103,281
Series II	3,602,232
Series I:
Net asset value per share	$ 6.69
Series II:
Net asset value per share	$ 6.67
Statement of Operations
For the six months ended June 30, 2019
(Unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $4,085)	$ 522,557
Dividends from affiliated money market funds	37,989
Total investment income	560,546
Expenses:
Advisory fees	320,353
Administrative services fees	75,592
Custodian fees	1,616
Distribution fees - Series II	30,188
Transfer agent fees	8,436
Trustees’ and officers’ fees and benefits	12,366
Reports to shareholders	4,750
Professional services fees	15,448
Other	888
Total expenses	469,637
Less: Fees waived	(1,697)
Net expenses	467,940
Net investment income	92,606
Realized and unrealized gain from:
Net realized gain from:
Investment securities	4,358,638
Foreign currencies	230
4,358,868
Change in net unrealized appreciation of:
Investment securities	12,990,478
Foreign currencies	267
12,990,745
Net realized and unrealized gain	17,349,613
Net increase in net assets resulting from operations	$17,442,219
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets
For the six months ended June 30, 2019 and the year ended December 31, 2018
(Unaudited)
	June 30, 2019	December 31, 2018
Operations:
Net investment income	$ 92,606	$ 162,392
Net realized gain	4,358,868	18,204,360
Change in net unrealized appreciation (depreciation)	12,990,745	(37,763,094)
Net increase (decrease) in net assets resulting from operations	17,442,219	(19,396,342)
Distributions to shareholders from distributable earnings:
Series I	—	(8,093,985)
Series II	—	(2,790,803)
Total distributions from distributable earnings	—	(10,884,788)
Share transactions–net:
Series I	(5,338,755)	(4,794,903)
Series II	(1,842,964)	(6,176,982)
Net increase (decrease) in net assets resulting from share transactions	(7,181,719)	(10,971,885)
Net increase (decrease) in net assets	10,260,500	(41,253,015)
Net assets:
Beginning of period	81,306,957	122,559,972
End of period	$ 91,567,457	$ 81,306,957
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Value Opportunities Fund

Financial Highlights
June 30, 2019
(Unaudited)
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Six months ended 06/30/19	$5.50	$0.01	$ 1.18	$ 1.19	$ —	$ —	$ —	$6.69	21.64%	$ 67,555	0.95% (d)	0.95% (d)	0.27% (d)	22%
Year ended 12/31/18	7.58	0.01	(1.30)	(1.29)	(0.02)	(0.77)	(0.79)	5.50	(19.18)	59,998	1.01	1.01	0.22	45
Year ended 12/31/17	6.48	0.02	1.11 (e)	1.13	(0.03)	—	(0.03)	7.58	17.44 (e)	87,232	0.98	0.98	0.30	28
Year ended 12/31/16	7.82	0.03	1.10	1.13	(0.03)	(2.44)	(2.47)	6.48	18.34	85,722	1.01	1.02	0.43	36
Year ended 12/31/15	9.84	0.05	(1.09)	(1.04)	(0.26)	(0.72)	(0.98)	7.82	(10.40)	83,889	1.04	1.04	0.51	82
Year ended 12/31/14	9.36	0.18 (f)	0.44	0.62	(0.14)	—	(0.14)	9.84	6.62	110,865	1.03	1.04	1.87 (f)	15
Series II
Six months ended 06/30/19	5.49	0.00	1.18	1.18	—	—	—	6.67	21.49	24,013	1.20 (d)	1.20 (d)	0.02 (d)	22
Year ended 12/31/18	7.56	0.00	(1.30)	(1.30)	—	(0.77)	(0.77)	5.49	(19.35)	21,309	1.26	1.26	(0.03)	45
Year ended 12/31/17	6.45	0.00	1.11 (e)	1.11	0.00	—	0.00	7.56	17.23 (e)	35,328	1.23	1.23	0.05	28
Year ended 12/31/16	7.79	0.01	1.10	1.11	(0.01)	(2.44)	(2.45)	6.45	17.92	54,438	1.26	1.27	0.18	36
Year ended 12/31/15	9.79	0.02	(1.08)	(1.06)	(0.22)	(0.72)	(0.94)	7.79	(10.65)	54,887	1.29	1.29	0.26	82
Year ended 12/31/14	9.31	0.15 (f)	0.44	0.59	(0.11)	—	(0.11)	9.79	6.39	80,217	1.28	1.29	1.62 (f)	15

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $68,602 and $24,350 for Series I and Series II shares, respectively.
(e)	Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $1.09 and $1.09 for Series I and Series II shares, respectively. Total returns would have been lower.
(f)	Net Investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2014. Net Investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.12 and 1.23% and $0.09 and 0.98% for Series I and Series II, respectively.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
Invesco V.I. Value Opportunities Fund

Notes to Financial Statements
June 30, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Invesco V.I. Value Opportunities Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
Invesco V.I. Value Opportunities Fund

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
First $250 million	0.67%
First $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%
For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.695%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.
Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the six months ended June 30, 2019, the Adviser waived advisory fees of $1,697.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the six months ended June 30, 2019, Invesco was paid $6,511 for accounting and fund administrative services and was reimbursed $69,081 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the
Invesco V.I. Value Opportunities Fund

course of providing such services. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the six months ended June 30, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the six months ended June 30, 2019, the Fund incurred $390 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$87,707,122	$873,693	$—	$88,580,815
Money Market Funds	3,066,122	—	—	3,066,122
Total Investments	$90,773,244	$873,693	$—	$ 91,646,937
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Tax Information
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010
Invesco V.I. Value Opportunities Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund did not have a capital loss carryforward as of December 31, 2018.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $19,764,913 and $27,319,866, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$12,567,832
Aggregate unrealized (depreciation) of investments	(9,011,395)
Net unrealized appreciation of investments	$ 3,556,437
Cost of investments for tax purposes is $88,090,500.
NOTE 8—Share Information
	Summary of Share Activity
	Six months ended June 30, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	292,193	$ 1,870,552	246,902	$ 1,647,873
Series II	81,761	528,375	230,991	1,598,135
Issued as reinvestment of dividends:
Series I	—	—	1,156,284	8,093,985
Series II	—	—	399,257	2,790,803
Reacquired:
Series I	(1,106,090)	(7,209,307)	(1,997,013)	(14,536,761)
Series II	(364,082)	(2,371,339)	(1,418,342)	(10,565,920)
Net increase (decrease) in share activity	(1,096,218)	$(7,181,719)	(1,381,921)	$(10,971,885)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses
Example
As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2019 through June 30, 2019.
The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.
Actual expenses
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value (01/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (06/30/19)[1]	Expenses Paid During Period[2]	Ending Account Value (06/30/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,216.40	$5.22	$1,020.08	$ 4.76	0.95%
Series II	1,000.00	1,214.90	6.59	1,018.84	6.01	1.20

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2019 through June 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.
Invesco V.I. Value Opportunities Fund

Invesco V.I. Value Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 10, 2019, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco V.I. Value Opportunities Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2019. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). As part of a regularly scheduled basis of in-person Board meetings, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 10, 2019.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds following Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2018 to the performance of funds in the Broadridge performance universe and against the Lipper Variable Underlying Funds Multi-Cap Value Funds Index. The Board noted that performance of Series I shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Series I shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s underweight exposure to certain defensive sectors and the market environment for the Fund’s value investing style negatively

Invesco V.I. Value Opportunities Fund

impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Series I shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fourth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the costs to the Fund of such investments. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

Invesco V.I. Value Opportunities Fund

Semiannual Report	6/30/2019

Invesco Oppenheimer V.I. Capital Appreciation Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

* Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Capital Appreciation Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGER: Erik Voss, Ido Cohen1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception Date	6-Months	1-Year	5-Year	10-Year
Series I Shares[2]	4/3/85	22.25%	10.08%	9.93%	12.87%
Series II Shares[2]	9/18/01	22.09	9.82	9.65	12.58
S&P 500 Index		18.54	10.42	10.71	14.70
Russell 1000 Growth Index		21.49	11.56	13.39	16.28

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Amazon.com, Inc.	8.9%
Mastercard, Inc., Cl. A	5.7
Facebook, Inc., Cl. A	5.0
Alphabet, Inc., Cl. C	4.3
Microsoft Corp.	3.7
salesforce.com, Inc.	3.0
Lowe’s Cos., Inc.	2.7
UnitedHealth Group, Inc.	2.4
Alibaba Group Holding Ltd., Sponsored ADR	2.3
Apple, Inc.	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of common stocks.

1. Erik Voss and Ido Chen were named Portfolio Managers of the Fund effective June 21, 2019.

2. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

For more current Fund holdings, please visit invesco.com.

3       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	1,000.00	1,222.50	4.42
Series II shares	1,000.00	1,220.90	5.80

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,020.83	4.02
Series II shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—38.9%
Diversified Consumer Services—0.4%
Service Corp. International	58,810	$2,751,132
Entertainment—6.7%
Activision Blizzard, Inc.	281,070	13,266,504
Electronic Arts, Inc.[1]	88,660	8,977,712
Netflix, Inc.[1]	11,280	4,143,370
Nintendo Co. Ltd.	30,100	11,065,664
Take-Two Interactive Software, Inc.[1]	67,910	7,709,822
Vivendi SA	97,340	2,682,861
		47,845,933
Hotels, Restaurants & Leisure—3.0%
Cedar Fair LP2	193,913	9,247,711
Norwegian Cruise Line Holdings Ltd.[1]	163,426	8,764,536
Royal Caribbean Cruises Ltd.	31,240	3,786,601
		21,798,848
Household Durables—1.2%
Sony Corp.	162,200	8,474,778
Interactive Media & Services—9.5%
Alphabet, Inc., Cl. C1	28,538	30,847,009
Facebook, Inc., Cl. A1	184,788	35,664,084
Tencent Holdings Ltd., ADR	42,080	1,904,541
		68,415,634
Internet & Catalog Retail—12.8%
Alibaba Group Holding Ltd., Sponsored ADR[1]	99,044	16,783,006
Amazon.com, Inc.[1]	33,563	63,555,903
Booking Holdings, Inc.[1]	6,018	11,282,005
		91,620,914
Media—1.1%
Altice USA, Inc., Cl. A1	121,430	2,956,821
Charter Communications, Inc., Cl. A1	7,430	2,936,187
DISH Network Corp., Cl. A1	37,690	1,447,673
IMAX Corp.[1]	18,444	372,569
		7,713,250
Specialty Retail—4.2%
AutoNation, Inc.[1]	157,150	6,590,871
CarMax, Inc.[1]	51,980	4,513,423
Lowe’s Cos., Inc.	190,800	19,253,628
		30,357,922
Consumer Staples—2.8%
Food Products—2.8%
Conagra Brands, Inc.	111,630	2,960,428
Lamb Weston Holdings, Inc.	52,780	3,344,141
Mondelez International, Inc., Cl. A	77,818	4,194,390
Nomad Foods Ltd.[1]	85,070	1,817,095
Tyson Foods, Inc., Cl. A	98,050	7,916,557
		20,232,611
Energy—2.4%
Oil, Gas & Consumable Fuels—2.4%
Husky Energy, Inc.	489,701	4,640,670
Magellan Midstream Partners LP2	141,249	9,039,936
Marathon Petroleum Corp.	26,180	1,462,938
PBF Energy, Inc., Cl. A	47,490	1,486,437
Viper Energy Partners LP2	21,203	653,477
		17,283,458
Financials—5.0%
Capital Markets—3.5%
Apollo Global Management LLC, Cl. A2	62,030	2,127,629
Ares Management Corp., Cl. A	109,320	2,860,904
Charles Schwab Corp. (The)	71,583	2,876,921
CME Group, Inc., Cl. A	14,315	2,778,685
Goldman Sachs Group, Inc. (The)	6,630	1,356,498
Intercontinental Exchange, Inc.	81,993	7,046,478

	Shares	Value
Capital Markets (Continued)
Legg Mason, Inc.	39,210	$1,500,959
London Stock Exchange Group plc	20,340	1,417,162
LPL Financial Holdings, Inc.	36,180	2,951,202
S&P Global, Inc.	740	168,565
		25,085,003
Commercial Banks—0.2%
SVB Financial Group[1]	6,780	1,522,720
Diversified Financial Services—0.4%
Berkshire Hathaway, Inc., Cl. B1	13,475	2,872,466
Insurance—0.9%
Progressive Corp. (The)	65,810	5,260,193
Reinsurance Group of America, Inc., Cl. A	8,890	1,387,107
		6,647,300
Health Care—10.7%
Biotechnology—2.4%
Alnylam Pharmaceuticals, Inc.[1]	12,050	874,348
Bluebird Bio, Inc.[1]	2,700	343,440
Galapagos NV1	24,567	3,168,785
Gilead Sciences, Inc.	103,060	6,962,734
Moderna, Inc.[1]	8,155	119,389
Sage Therapeutics, Inc.[1]	2,523	461,936
Seattle Genetics, Inc.[1]	11,530	797,991
Vertex Pharmaceuticals, Inc.[1]	23,730	4,351,607
		17,080,230
Health Care Equipment & Supplies—1.4%
Intuitive Surgical, Inc.[1]	14,613	7,665,249
Teleflex, Inc.	6,840	2,265,066
		9,930,315
Health Care Providers & Services—3.7%
Laboratory Corp. of America Holdings[1]	53,755	9,294,240
UnitedHealth Group, Inc.	72,310	17,644,363
		26,938,603
Health Care Technology—0.9%
Cerner Corp.	86,760	6,359,508
Life Sciences Tools & Services—1.2%
Illumina, Inc.[1]	23,960	8,820,874
Pharmaceuticals—1.1%
Merck & Co., Inc.	93,560	7,845,006
Industrials—10.5%
Aerospace & Defense—3.3%
Airbus SE	84,510	11,983,086
Harris Corp.	10,860	2,053,952
Lockheed Martin Corp.	12,510	4,547,885
Teledyne Technologies, Inc.[1]	18,237	4,994,567
		23,579,490
Airlines—0.3%
Spirit Airlines, Inc.[1]	51,270	2,447,117
Commercial Services & Supplies—3.1%
Cintas Corp.	22,630	5,369,873
Clean Harbors, Inc.[1]	16,901	1,201,661
IAA, Inc.[1]	128,970	5,001,457
KAR Auction Services, Inc.	128,970	3,224,250
Waste Connections, Inc.	24,130	2,306,345
Waste Management, Inc.	42,840	4,942,451
		22,046,037
Industrial Conglomerates—0.4%
Roper Technologies, Inc.	7,540	2,761,600
Machinery—1.0%
Deere & Co.	24,503	4,060,392
Stanley Black & Decker, Inc.	22,680	3,279,755
		7,340,147

6       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

	Shares	Value
Road & Rail—2.4%
Kansas City Southern	37,710	$4,593,832
Lyft, Inc., Cl. A1	43,600	2,864,956
Uber Technologies, Inc.[1]	65,920	3,057,369
Union Pacific Corp.	38,370	6,488,751
		17,004,908
Information Technology—24.8%
Communications Equipment—1.8%
Motorola Solutions, Inc.	75,860	12,648,138
IT Services—6.5%
First Data Corp., Cl. A1	216,360	5,856,865
Mastercard, Inc., Cl. A	155,348	41,094,207
		46,951,072
Semiconductors & Semiconductor Equipment—6.1%
Applied Materials, Inc.	209,430	9,405,501
NVIDIA Corp.	70,060	11,505,954
QUALCOMM, Inc.	117,260	8,919,968
Semtech Corp.[1]	30,130	1,447,746
Silicon Motion Technology Corp., ADR	21,194	940,590
Texas Instruments, Inc.	97,338	11,170,509
		43,390,268
Software—8.4%
Microsoft Corp.	199,653	26,745,516
salesforce.com, Inc.[1]	138,480	21,011,570

	Shares	Value
Software (Continued)
ServiceNow, Inc.[1]	45,140	$12,394,090
		60,151,176
Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	72,523	14,353,752
Materials—2.3%
Chemicals—1.4%
Albemarle Corp.	20,733	1,459,810
Linde plc	6,330	1,271,064
Sherwin-Williams Co. (The)	7,390	3,386,763
Westlake Chemical Corp.	52,480	3,645,261
		9,762,898
Metals & Mining—0.9%
Compass Minerals International, Inc.	116,538	6,403,763
Utilities—0.9%
Gas Utilities—0.9%
AmeriGas Partners LP2	184,690	6,434,600
Total Common Stocks (Cost $514,347,132)		704,871,471
Investment Company—4.0%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[3] (Cost $28,833,796)	28,833,796	28,833,796
Total Investments, at Value (Cost $543,180,928)	102.3%	733,705,267
Net Other Assets (Liabilities)	(2.3)	(16,535,705)
Net Assets	100.0%	$717,169,562

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. The money market fund and the Fund are affiliate by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements.

7       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $514,347,132)	$ 704,871,471
Affiliated companies (cost $28,833,796)	28,833,796

733,705,267
Receivables and other assets:
Investments sold	52,588,837
Dividends	527,489
Shares of beneficial interest sold	176,545
Other	123,890

Total assets	787,122,028

Liabilities
Bank overdraft	2,237,207
Payables and other liabilities:
Investments purchased	66,569,568
Shares of beneficial interest redeemed	793,196
Trustees’ compensation	110,072
Administration fee	98,078
Management fee	41,516
Distribution and service plan fees	39,299
Shareholder communications	30,370
Transfer and shareholder servicing agent fees	12,742
Other	20,418

Total liabilities	69,952,466

Net Assets	$ 717,169,562

Composition of Net Assets
Shares of beneficial interest	$ 464,588,094
Total distributable earnings	252,581,468
Net Assets	$ 717,169,562

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $522,843,388 and 9,743,964 shares of beneficial interest outstanding)	$53.66
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $194,326,174 and 3,684,754 shares of beneficial interest outstanding)	$52.74

See accompanying Notes to Financial Statements.

8       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS For the Six Month Ended June 30, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $20,245)	$3,534,793
Affiliated companies	165,641

Total investment income	3,700,434

Expenses
Management fees	2,435,740
Administration fees	106,149
Distribution and service plan fees — Series II shares	227,228
Transfer and shareholder servicing agent fees:
Series I shares	250,446
Series II shares	88,981
Shareholder communications:
Series I shares	27,628
Series II shares	9,773
Trustees’ compensation	11,511
Borrowing fees	8,475
Custodian fees and expenses	7,767
Other	41,076

Total expenses	3,214,774
Less reduction to custodian expenses	(6,423)
Less waivers and reimbursements of expenses	(227,542)

Net expenses	2,980,809

Net Investment Income	719,625

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (includes net gains from securities sold to affiliates of $215,597)	64,737,907
Foreign currency transactions	(10,287)

Net realized gain	64,727,620
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	68,233,991
Translation of assets and liabilities denominated in foreign currencies	23,093

Net change in unrealized appreciation/(depreciation)	68,257,084

Net Increase in Net Assets Resulting from Operations	$133,704,329

See accompanying Notes to Financial Statements.

9       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$719,625	$ 689,854

Net realized gain	64,727,620	77,503,315

Net change in unrealized appreciation/(depreciation)	68,257,084	(110,172,740)

Net increase (decrease) in net assets resulting from operations	133,704,329	(31,979,571)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(49,378,533)	(43,131,733)
Series II shares	(18,651,335)	(16,387,466)

Total distributions from distributable earnings	(68,029,868)	(59,519,199)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	11,205,820	(28,802,499)
Series II shares	37,791,526	(150,292,452)

Total beneficial interest transactions	48,997,346	(179,094,951)

Net Assets
Total increase (decrease)	114,671,807	(270,593,721)

Beginning of period	602,497,755	873,091,476

End of period	$717,169,562	$ 602,497,755

See accompanying Notes to Financial Statements.

10       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$48.50	$55.70	$48.36	$55.49	$64.87	$57.88

Income (loss) from investment operations:
Net investment income[1]	0.08	0.09	0.15	0.12	0.22	0.09
Net realized and unrealized gain (loss)	10.67	(2.71)	12.33	(1.57)	2.25	8.64

Total from investment operations	10.75	(2.62)	12.48	(1.45)	2.47	8.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.19)	(0.13)	(0.22)	(0.06)	(0.27)
Distributions from net realized gain	(5.55)	(4.39)	(5.01)	(5.46)	(11.79)	(1.47)

Total dividends and/or distributions to shareholders	(5.59)	(4.58)	(5.14)	(5.68)	(11.85)	(1.74)

Net asset value, end of period	$53.66	$48.50	$55.70	$48.36	$55.49	$64.87

Total Return, at Net Asset Value[2]	22.25%	(5.73)%	26.83%	(2.20)%	3.54%	15.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$522,843	$460,708	$556,227	$501,756	$564,514	$616,862

Average net assets (in thousands)	$510,373	$542,971	$539,255	$514,525	$601,110	$614,272

Ratios to average net assets:[3]
Net investment income	0.27%	0.16%	0.29%	0.25%	0.36%	0.15%
Expenses excluding specific expenses listed below	0.87%	0.85%	0.82%	0.83%	0.81%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.87%	0.85%	0.82%	0.83%	0.81%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%[6]

Portfolio turnover rate	46%	27%	26%	114%	60%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.87%
Year Ended December 31, 2018	0.85%
Year Ended December 31, 2017	0.82%
Year Ended December 31, 2016	0.83%
Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%

6. Waiver less than 0.005%.

See accompanying Notes to Financial Statements.

11       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$47.78	$54.89	$47.73	$54.80	$64.30	$57.37

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.05)	0.02	0.00[2]	0.07	(0.06)
Net realized and unrealized gain (loss)	10.50	(2.67)	12.16	(1.55)	2.22	8.57

Total from investment operations	10.51	(2.72)	12.18	(1.55)	2.29	8.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	(0.06)	0.00	(0.11)
Distributions from net realized gain	(5.55)	(4.39)	(5.01)	(5.46)	(11.79)	(1.47)

Total dividends and/or distributions to shareholders	(5.55)	(4.39)	(5.02)	(5.52)	(11.79)	(1.58)

Net asset value, end of period	$52.74	$47.78	$54.89	$47.73	$54.80	$64.30

Total Return, at Net Asset Value[3]	22.09%	(5.96)%	26.50%	(2.43)%	3.27%	15.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194,326	$141,790	$316,864	$295,226	$317,737	$337,318

Average net assets (in thousands)	$183,330	$232,457	$314,506	$287,933	$332,468	$343,254

Ratios to average net assets:[4]
Net investment income (loss)	0.03%	(0.09)%	0.04%	0.00%[5]	0.12%	(0.10)%
Expenses excluding specific expenses listed below	1.12%	1.10%	1.07%	1.08%	1.06%	1.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%

Total expenses[6]	1.12%	1.10%	1.07%	1.08%	1.06%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%[7]

Portfolio turnover rate	46%	27%	26%	114%	60%	61%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.12%
Year Ended December 31, 2018	1.10%
Year Ended December 31, 2017	1.07%
Year Ended December 31, 2016	1.08%
Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%

7. Waiver less than 0.005%.

See accompanying Notes to Financial Statements.

12       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of Aim Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Capital Appreciation Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

13       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and

14       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$544,598,739

Gross unrealized appreciation	$197,207,211
Gross unrealized depreciation	(8,093,094)

Net unrealized appreciation	$189,114,117

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.71%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,938,757 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

15       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fee of $6,840 and reimbursed fund expenses of $159,605 and $61,097 of Series I and Series II, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for

16       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$256,755,108	$22,223,303	$—	$ 278,978,411
Consumer Staples	20,232,611	—	—	20,232,611
Energy	17,283,458	—	—	17,283,458
Financials	34,710,327	1,417,162	—	36,127,489
Health Care	73,805,751	3,168,785	—	76,974,536
Industrials	63,196,213	11,983,086	—	75,179,299
Information Technology	177,494,406	—	—	177,494,406
Materials	16,166,661	—	—	16,166,661
Utilities	6,434,600	—	—	6,434,600
Investment Company	28,833,796	—	—	28,833,796

Total Assets	$694,912,931	$38,792,336	$—	$ 733,705,267

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $3,806,485 and securities sales of $611,914, which resulted in net realized gains of $215,597. For the period May 25, 2019 to June 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $9,976,512.

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,423.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JP Morgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and

17       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $309,350,076 and $329,022,441, respectively.

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	123,246	$6,861,089	363,347	$19,418,739
Dividends and/or distributions reinvested	930,266	49,378,533	779,254	43,131,733
Redeemed	(807,886)	(45,033,802)	(1,630,524)	(91,352,971)

Net increase (decrease)	245,626	$11,205,820	(487,923)	$(28,802,499)

Series II Shares
Sold	727,829	$39,273,683	124,097	$6,689,300
Dividends and/or distributions reinvested	357,511	18,651,335	300,192	16,387,466
Redeemed	(368,135)	(20,133,492)	(3,229,296)	(173,369,218)

Net increase (decrease)	717,205	$37,791,526	(2,805,007)	$(150,292,452)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 10% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 30% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11 – Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

18       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Capital Appreciation Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

19       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

  APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

20       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

22       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Capital Appreciation Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Capital Appreciation Fund/VA into Invesco Oppenheimer V.I. Capital Appreciation Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	10,681,595	242,764	518,416	0

23       Invesco Oppenheimer V.I. Capital Appreciation Fund

Semiannual Report	6/30/2019

Invesco Oppenheimer

V.I. Conservative Balanced Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Conservative Balanced Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGER: Michael Hyman1 and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception Date	6-Months	1-Year	5-Year	10-Year
Series I Shares*	2/9/87	11.97%	7.07%	4.75%	8.05%
Series II Shares*	5/1/02	11.82	6.80	4.48	7.77
Russell 3000 Index		18.71	8.98	10.19	14.67
Bloomberg Barclays U.S. Aggregate Bond Index		6.11	7.87	2.95	3.90
Custom Invesco Oppenheimer V.I. Conservative Balanced Index		10.49	8.59	5.69	7.89

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Custom Invesco Oppenheimer V.I. Conservative Balanced Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Custom Invesco Oppenheimer V.I. Conservative Balanced Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	1.6%
JPMorgan Chase & Co.	1.3
Amazon.com, Inc.	1.1
Facebook, Inc., Cl. A	1.0
Exxon Mobil Corp.	0.9
Walmart, Inc.	0.8
Apple, Inc.	0.8
Mastercard, Inc., Cl. A	0.7
Johnson & Johnson	0.7
Verizon Communications, Inc.	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	31.7%
Mortgage-Backed Obligations
Government Agency	21.5
Non-Agency	7.5
Non-Convertible Corporate Bonds and Notes	28.1
Asset-Backed Securities	8.7
Investment Company	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of investments.

1. Michael Hyman was named Portfolio Manager of the Fund effective July 3, 2019.

For more current Fund holdings, please visit invesco.com.

3      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	$1,000.00	$1,119.70	$3.53
Series II shares	1,000.00	1,118.20	4.84

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,021.47	3.36
Series II shares	1,000.00	1,020.23	4.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.67%
Series II shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—34.7%
Consumer Discretionary—5.8%
Auto Components—0.1%
Visteon Corp.[1]	4,230	$247,793

Entertainment—0.8%
Netflix, Inc.[1]	2,590	951,359
Zynga, Inc., Cl. A1	106,890	655,235
		1,606,594

Hotels, Restaurants & Leisure—0.7%
Cedar Fair LP2	5,485	261,580
McDonald’s Corp.	5,300	1,100,598
		1,362,178

Interactive Media & Services—1.3%
Facebook, Inc., Cl. A1	10,090	1,947,370
Snap, Inc., Cl. A1	33,890	484,627
		2,431,997

Internet & Catalog Retail—1.1%
Amazon.com, Inc.[1]	1,090	2,064,057

Specialty Retail—1.4%
Burlington Stores, Inc.[1]	4,490	763,973
CarMax, Inc.[1]	9,070	787,548
Home Depot, Inc. (The)	5,770	1,199,987
		2,751,508

Textiles, Apparel & Luxury Goods—0.4%
NIKE, Inc., Cl. B	8,910	747,995

Consumer Staples—1.9%
Beverages—0.6%
Coca-Cola Co. (The)	21,420	1,090,706

Food & Staples Retailing—0.8%
Walmart, Inc.	14,850	1,640,776

Food Products—0.4%
Conagra Brands, Inc.	30,630	812,308

Tobacco—0.1%
Philip Morris International, Inc.	2,030	159,416

Energy—1.8%
Energy Equipment & Services—0.3%
Schlumberger Ltd.	15,410	612,393

Oil, Gas & Consumable Fuels—1.5%
EQT Corp.	37,169	587,642
Exxon Mobil Corp.	21,820	1,672,067
Shell Midstream Partners LP2	29,695	615,280
		2,874,989

Financials—6.4%
Capital Markets—0.6%
Intercontinental Exchange, Inc.	12,900	1,108,626

Commercial Banks—3.1%
Citigroup, Inc.	11,360	795,541
East West Bancorp, Inc.	21,220	992,459
IBERIABANK Corp.	7,010	531,709
JPMorgan Chase & Co.	21,510	2,404,818
Signature Bank (New York)	2,860	345,602
SVB Financial Group[1]	3,730	837,721
		5,907,850

Insurance—1.5%
American International Group, Inc.	17,710	943,589
Arthur J. Gallagher & Co.	4,190	367,002
Fidelity National Financial, Inc.	17,030	686,309
Progressive Corp. (The)	12,480	997,526
		2,994,426

Real Estate Investment Trusts (REITs)—1.2%
EPR Properties	8,940	666,835

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Mid-America Apartment Communities, Inc.	3,390	$399,206
Prologis, Inc.	15,367	1,230,897
		2,296,938

Health Care—4.6%
Biotechnology—0.6%
BioMarin Pharmaceutical, Inc.[1]	3,030	259,520
uniQure NV1	5,100	398,565
Vertex Pharmaceuticals, Inc.[1]	2,790	511,630
		1,169,715

Health Care Equipment & Supplies—1.4%
Becton Dickinson & Co.	2,550	642,626
Boston Scientific Corp.[1]	15,750	676,935
CryoPort, Inc.[1]	16,840	308,509
Intuitive Surgical, Inc.[1]	1,380	723,879
Zimmer Biomet Holdings, Inc.	2,610	307,301
		2,659,250

Health Care Providers & Services—0.5%
Anthem, Inc.	3,110	877,673

Health Care Technology—0.2%
Teladoc Health, Inc.[1]	5,340	354,629

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	7,850	586,160

Pharmaceuticals—1.6%
Bayer AG, Sponsored ADR	27,990	488,425
Johnson & Johnson	10,160	1,415,085
Merck & Co., Inc.	14,100	1,182,285
TherapeuticsMD, Inc.[1]	30,050	78,130
		3,163,925

Industrials—3.5%
Aerospace & Defense—1.0%
Boeing Co. (The)	1,830	666,138
Lockheed Martin Corp.	2,250	817,965
Spirit AeroSystems Holdings, Inc., Cl. A	6,610	537,856
		2,021,959

Airlines—0.3%
Spirit Airlines, Inc.[1]	10,570	504,506

Building Products—0.2%
Masco Corp.	11,590	454,792

Commercial Services & Supplies—0.5%
ACCO Brands Corp.	35,660	280,644
IAA, Inc.[1]	7,380	286,196
Waste Connections, Inc.	4,810	459,740
		1,026,580

Machinery—0.5%
Illinois Tool Works, Inc.	3,180	479,576
Stanley Black & Decker, Inc.	3,200	462,752
		942,328

Professional Services—0.3%
Korn Ferry	12,820	513,697

Road & Rail—0.4%
Canadian Pacific Railway Ltd.	3,140	738,654

Trading Companies & Distributors—0.3%
Fastenal Co.	16,040	522,744

Information Technology—7.7%
Communications Equipment—0.6%
Motorola Solutions, Inc.	7,180	1,197,122

IT Services—1.8%
Accenture plc, Cl. A	3,830	707,669
DXC Technology Co.	5,930	327,040
First Data Corp., Cl. A1	20,730	561,161

6      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Shares	Value
IT Services (Continued)
Mastercard, Inc., Cl. A	5,440	$1,439,043
Perspecta, Inc.	16,597	388,536
		3,423,449

Semiconductors & Semiconductor Equipment—1.7%
Applied Materials, Inc.	18,890	848,350
NVIDIA Corp.	6,370	1,046,145
QUALCOMM, Inc.	8,550	650,398
Texas Instruments, Inc.	5,860	672,494
		3,217,387

Software—2.6%
Microsoft Corp.	23,140	3,099,834
Palo Alto Networks, Inc.[1]	1,940	395,294
Q2 Holdings, Inc.[1]	4,970	379,509
salesforce.com, Inc.[1]	4,120	625,128
ServiceNow, Inc.[1]	2,110	579,343
		5,079,108

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.	7,610	1,506,171
Western Digital Corp.	8,760	416,538
		1,922,709

Materials—0.7%
Chemicals—0.4%
Corteva, Inc.[1]	13,796	407,948
Valvoline, Inc.	18,870	368,531
		776,479

Metals & Mining—0.3%
Compass Minerals International, Inc.	10,780	592,361

Telecommunication Services—1.0%
Diversified Telecommunication Services—0.7%
ORBCOMM, Inc.[1]	375	2,718
Verizon Communications, Inc.	23,060	1,317,418
		1,320,136

Wireless Telecommunication Services—0.3%
T-Mobile US, Inc.[1]	8,070	598,310

Utilities—1.3%
Electric Utilities—0.3%
Duke Energy Corp.	6,220	548,853

Gas Utilities—0.3%
Suburban Propane Partners LP2	22,085	536,445

Multi-Utilities—0.4%
Dominion Energy, Inc.	11,260	870,623

Water Utilities—0.3%
Aqua America, Inc.	16,050	663,988
Total Common Stocks (Cost $55,392,355)		66,994,132

	Principal Amount
Asset-Backed Securities—9.5%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. B, 2.61%, 5/10/21[3]	$2,910	2,910
Series 2017-4, Cl. C, 2.94%, 1/10/24[3]	195,000	195,285
Series 2017-4, Cl. D, 3.57%, 1/10/24[3]	246,000	248,520
Series 2018-2, Cl. C, 3.70%, 7/10/24[3]	275,000	277,909
Series 2018-3, Cl. B, 3.49%, 6/13/22[3]	80,000	80,390
Series 2018-3, Cl. D, 4.14%, 10/15/24[3]	25,000	25,631
Series 2018-4, Cl. C, 3.97%, 1/13/25[3]	180,000	183,685
Series 2019-2, Cl. D, 3.41%, 6/12/25[3]	140,000	141,094
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	320,000	325,273
Series 2017-4, Cl. D, 3.08%, 12/18/23	205,000	208,031
Series 2018-3, Cl. C, 3.74%, 10/18/24	260,000	269,089
Series 2019-2, Cl. C, 2.74%, 4/18/25	100,000	100,616
Series 2019-2, Cl. D, 2.99%, 6/18/25	225,000	226,435

	Principal Amount	Value
Asset-Backed Securities (Continued)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 3.094% [US0001M+69], 7/25/35[4]	$55,538	$55,747
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[3]	40,000	40,208
Series 2018-2, Cl. B, 3.48%, 10/20/23[3]	125,000	126,828
Series 2018-2, Cl. C, 3.69%, 12/20/23[3]	120,000	121,915
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	115,001
Series 2015-3, Cl. D, 3.27%, 3/15/22	330,000	330,706
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	220,417
Series 2017-1, Cl. D, 3.43%, 7/17/23	245,000	247,534
Series 2017-4, Cl. D, 3.30%, 5/15/24	110,000	111,252
Series 2018-1, Cl. D, 3.37%, 7/15/24	75,000	76,068
Series 2018-4, Cl. C, 3.85%, 7/15/24	90,000	93,881
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[3]	250,000	250,489
Series 2018-1, Cl. B, 3.09%, 6/16/25[3]	90,000	91,000
Series 2018-1, Cl. C, 3.42%, 6/16/25[3]	25,000	25,367
Series 2018-2, Cl. C, 3.87%, 12/15/25[3]	60,000	61,884
Series 2019-1, Cl. B, 3.22%, 9/14/26[3]	170,000	173,386
Series 2019-1, Cl. C, 3.57%, 9/14/26[3]	40,000	40,810
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[3]	38,603	38,581
CNH Equipment Trust:
Series 2017-C, Cl. B, 2.54%, 5/15/25	70,000	70,487
Series 2019-A, Cl. A4, 3.22%, 1/15/26	120,000	124,299
CPS Auto Receivables Trust:
Series 2018-A, Cl. B, 2.77%, 4/18/22[3]	145,000	145,112
Series 2018-B, Cl. B, 3.23%, 7/15/22[3]	155,000	155,894
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[3]	16,935	16,934
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%,
10/15/26[3]	220,000	222,406
Series 2018-1A, Cl. B, 3.60%, 4/15/27[3]	170,000	173,263
Series 2018-1A, Cl. C, 3.77%, 6/15/27[3]	190,000	193,111
Series 2018-2A, Cl. C, 4.16%, 9/15/27[3]	160,000	166,349
Series 2018-3A, Cl. C, 4.04%,
12/15/27[3]	220,000	226,547
Series 2019-1A, Cl. B, 3.75%, 4/17/28[3]	100,000	102,921
Series 2019-1A, Cl. C, 3.94%, 6/15/28[3]	105,000	108,280
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[3]	75,000	74,863
Series 2018-1, Cl. B, 3.34%, 6/22/23[3]	90,000	91,537
Series 2019-1, Cl. C, 3.14%, 3/22/24[3]	330,000	335,348
Drive Auto Receivables Trust:
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	170,000	172,698
Series 2017-1, Cl. D, 3.84%, 3/15/23	225,000	227,761
Series 2018-1, Cl. D, 3.81%, 5/15/24	160,000	162,873
Series 2018-2, Cl. D, 4.14%, 8/15/24	315,000	322,740
Series 2018-3, Cl. D, 4.30%, 9/16/24	215,000	221,715
Series 2018-5, Cl. C, 3.99%, 1/15/25	210,000	216,298
Series 2019-1, Cl. C, 3.78%, 4/15/25	340,000	346,967
Series 2019-3, Cl. D, 3.18%, 10/15/26	145,000	146,009
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	75,000	78,063
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	150,000	150,924
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	180,000	181,369
Series 2017-3A, Cl. D, 3.58%, 5/15/23[3]	75,000	75,772
Series 2017-3A, Cl. E, 5.60%, 8/15/24[3]	195,000	203,875
Series 2017-4A, Cl. D, 3.47%, 7/17/23[3]	205,000	206,561
Series 2017-4A, Cl. E, 5.15%, 11/15/24[3]	225,000	233,563
Series 2018-3A, Cl. B, 3.56%, 9/15/22[3]	270,000	273,445
Series 2018-3A, Cl. C, 3.79%, 7/15/24[3]	105,000	107,140

7      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2019-2A, Cl. D, 3.48%, 2/18/25[3]	$130,000	$132,525
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	98,826	99,005
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[3]	151,164	151,265
Series 2018-4A, Cl. B, 3.64%, 11/15/22[3]	220,000	222,632
Series 2019-1A, Cl. D, 4.13%, 12/16/24[3]	190,000	196,625
Series 2019-2A, Cl. C, 3.30%, 3/15/24[3]	322,000	327,634
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	380,000	393,357
GE Capital Credit Card Master Note Trust, Series 2012-7, Cl. B, 2.21%, 9/15/22	200,000	199,761
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[5]	170,286	170,540
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	120,000	120,075
Series 2018-2, Cl. C, 3.50%, 4/20/22	145,000	146,717
GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[3]	250,000	253,537
Series 2018-3, Cl. C, 3.68%, 9/15/22[3]	210,000	213,031
Series 2018-4, Cl. B, 3.68%, 9/15/23[3]	210,000	215,383
Series 2018-4, Cl. C, 3.88%, 9/15/23[3]	265,000	271,801
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1, Cl. A, 3.034% [US0001M+63], 9/25/23[3,4]	115,000	115,261
Series 2018-1, Cl. B, 3.204% [US0001M+80], 9/25/23[3,4]	135,000	135,252
Series 2019-1, Cl. C, 3.363% [US0001M+95], 5/28/24[3,4]	25,000	25,030
Series 2019-1, Cl. D, 3.863% [US0001M+145], 5/28/24[3,4]	25,000	25,026
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	410,000	420,396
Series 2017-3, Cl. D, 3.20%, 11/15/23	295,000	298,203
Series 2018-1, Cl. D, 3.32%, 3/15/24	110,000	111,640
Series 2018-2, Cl. D, 3.88%, 2/15/24	170,000	174,264
Series 2018-5, Cl. C, 3.81%, 12/16/24	225,000	229,750
Series 2019-2, Cl. D, 3.22%, 7/15/25	195,000	197,878
Santander Retail Auto Lease Trust, Series 2019-A, Cl. C, 3.30%, 5/22/23[3]	320,000	323,578
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	190,016
United Auto Credit Securitization Trust:
Series 2018-1, Cl. C, 3.05%, 9/10/21[3]	285,000	285,214
Series 2019-1, Cl. C, 3.16%, 8/12/24[3]	150,000	151,166
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	18,872	18,861
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	320,000	327,631
Series 2018-1A, Cl. D, 3.41%, 5/15/23[3]	315,000	317,418
Series 2018-3A, Cl. B, 3.32%, 10/16/23[3]	252,000	254,410
World Financial Network Credit Card Master Trust:
Series 2018-A, Cl. A, 3.07%, 12/16/24	540,000	547,417
Series 2018-B, Cl. A, 3.46%, 7/15/25	245,000	251,946
Series 2018-C, Cl. A, 3.55%, 8/15/25	490,000	505,264
Series 2019-A, Cl. A, 3.14%, 12/15/25	75,000	76,969
Series 2019-B, Cl. A, 2.49%, 4/15/26	260,000	260,025
Total Asset-Backed Securities (Cost $18,124,244)		18,397,569

	Principal Amount	Value
Mortgage-Backed Obligations—31.8%
Government Agency—23.6%
FHLMC/FNMA/FHLB/Sponsored—21.1%
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Cl. M1, 3.154% [US0001M+75], 10/25/48[3,4]	$395,000	$395,631
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	1,754	1,898
5.50%, 9/1/39	193,943	209,447
6.50%, 7/1/28-4/1/34	15,611	17,337
7.00%, 10/1/31-10/1/37	52,796	60,612
9.00%, 8/1/22-5/1/25	748	804
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 98.133%, 4/1/27[6]	38,681	7,866
Series 192,Cl. IO, 99.999%, 2/1/28[6]	10,427	1,954
Series 243,Cl. 6, 6.942%, 12/15/32[6]	30,210	5,513
Series 304,Cl. C31, 9.152%, 12/15/27[6]	147,548	11,651
Series 304,Cl. C45, 6.694%, 12/15/27[6]	72,884	5,689
Series 304,Cl. C47, 5.019%, 12/15/27[6]	67,630	5,601
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	108,490	108,594
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[6,7]	1,655,000	131,703
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K734,Cl. X1, 0.00%, 2/25/26[6,7]	2,069,706	78,098
Series KC02,Cl. X1, 0.00%, 3/25/24[6,7]	4,862,824	80,479
Series KC03,Cl. X1, 0.00%, 11/25/24[6,7]	2,715,000	67,712
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.198%, 6/1/26[8]	11,260	10,493
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	71,070	79,253
Series 2461,Cl. PZ, 6.50%, 6/15/32	27,787	31,114
Series 2626,Cl. TB, 5.00%, 6/15/33	40,141	42,191
Series 2635,Cl. AG, 3.50%, 5/15/32	23,153	23,849
Series 3010,Cl. WB, 4.50%, 7/15/20	1,534	1,536
Series 3025,Cl. SJ, 15.971% [-3.667 x LIBOR01M+2,475], 8/15/35[4]	10,393	15,474
Series 3030,Cl. FL, 2.794% [LIBOR01M+40], 9/15/35[4]	54,800	54,830
Series 3822,Cl. JA, 5.00%, 6/15/40	13,418	13,595
Series 3848,Cl. WL, 4.00%, 4/15/40	46,458	47,246
Series 3857,Cl. GL, 3.00%, 5/15/40	3,236	3,325
Series 4221,Cl. HJ, 1.50%, 7/15/23	291,079	288,257
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 61.959%, 3/15/29[6]	27,750	3,911
Series 2796,Cl. SD, 48.626%, 7/15/26[6]	49,899	6,068
Series 2920,Cl. S, 13.664%, 1/15/35[6]	291,252	49,807
Series 2922,Cl. SE, 16.685%, 2/15/35[6]	16,653	2,730
Series 2981,Cl. AS, 1.216%, 5/15/35[6]	142,196	20,730
Series 3397,Cl. GS, 0.00%, 12/15/37[6,7]	18,342	3,837
Series 3424,Cl. EI, 0.00%, 4/15/38[6,7]	6,797	675
Series 3450,Cl. BI, 9.10%, 5/15/38[6]	51,627	8,491
Series 3606,Cl. SN, 12.926%, 12/15/39[6]	26,728	4,266
Series 4057,Cl. QI, 5.421%, 6/15/27[6]	477,991	34,772
Series 4146,Cl. AI, 10.153%, 12/15/27[6]	188,965	14,233
Series 4205,Cl. AI, 7.078%, 5/15/28[6]	116,802	8,416
Series 4316,Cl. JS, 0.00%, 1/15/44[6,7]	191,107	28,396
Series 4818,Cl. BI, 0.00%, 3/15/45[6,7]	198,397	27,400

8      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.811% [US0001M+140], 2/25/49[3,4]	$60,000	$60,159
Federal National Mortgage Assn.:
2.50%, 7/1/34[9]	1,435,000	1,444,417
3.00%, 7/1/34-7/1/46[9]	6,990,000	7,060,834
3.50%, 7/1/49[9]	14,065,000	14,375,968
4.00%, 7/1/49[9]	7,715,000	7,972,518
4.50%, 7/1/49[9]	3,355,000	3,506,040
5.00%, 7/1/49[9]	2,385,000	2,520,866
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	121	124
5.50%, 9/1/20	408	411
6.00%, 3/1/37	88,749	100,133
7.00%, 10/1/35	2,997	3,000
7.50%, 1/1/33	40,919	48,329
8.50%, 7/1/32	1,272	1,286
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[6]	61,333	6,112
Series 233,Cl. 2, 60.126%, 8/25/23[6]	36,569	3,591
Series 252,Cl. 2, 99.999%, 11/25/23[6]	52,117	5,874
Series 319,Cl. 2, 25.205%, 2/25/32[6]	17,672	3,717
Series 320,Cl. 2, 67.405%, 4/25/32[6]	6,698	1,514
Series 321,Cl. 2, 32.707%, 4/25/32[6]	65,668	14,296
Series 331,Cl. 9, 15.697%, 2/25/33[6]	75,613	15,331
Series 334,Cl. 17, 36.694%, 2/25/33[6]	41,422	8,768
Series 339,Cl. 12, 0.00%, 6/25/33[6,7]	53,982	11,369
Series 339,Cl. 7, 0.00%, 11/25/33[6,7]	157,666	30,818
Series 343,Cl. 13, 0.00%, 9/25/33[6,7]	59,196	12,075
Series 345,Cl. 9, 0.00%, 1/25/34[6,7]	54,048	10,516
Series 351,Cl. 10, 0.00%, 4/25/34[6,7]	7,156	1,448
Series 351,Cl. 8, 0.00%, 4/25/34[6,7]	25,467	5,156
Series 356,Cl. 10, 0.00%, 6/25/35[6,7]	17,450	3,300
Series 356,Cl. 12, 0.00%, 2/25/35[6,7]	9,437	1,811
Series 362,Cl. 13, 0.00%, 8/25/35[6,7]	66,529	13,642
Series 364,Cl. 16, 0.00%, 9/25/35[6,7]	48,228	9,673
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	27,512	30,483
Series 2003-130,Cl. CS, 9.291% [-2 x LIBOR01M+1,410], 12/25/33[4]	921	955
Series 2005-104,Cl. MC, 5.50%, 12/25/25	91,932	96,044
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	279,560
Series 2005-73,Cl. DF, 2.654% [LIBOR01M+25], 8/25/35[4]	41,296	41,251
Series 2006-11,Cl. PS, 15.751% [-3.667 x LIBOR01M+2,456.67], 3/25/36[4]	42,900	65,475
Series 2006-46,Cl. SW, 15.384% [-3.667 x LIBOR01M+2,419.92], 6/25/36[4]	27,709	41,312
Series 2006-50,Cl. KS, 15.384%
[-3.667 x LIBOR01M+2,420], 6/25/36[4]	5,424	8,096
Series 2009-113,Cl. DB, 3.00%, 12/25/20	1,931	1,926
Series 2009-36,Cl. FA, 3.344% [LIBOR01M+94], 6/25/37[4]	19,484	19,972
Series 2009-70,Cl. TL, 4.00%, 8/25/19	4	4
Series 2010-43,Cl. KG, 3.00%, 1/25/21	2,744	2,745
Series 2011-15,Cl. DA, 4.00%, 3/25/41	11,668	12,107
Series 2011-3,Cl. EL, 3.00%, 5/25/20	1,090	1,087
Series 2011-3,Cl. KA, 5.00%, 4/25/40	77,163	80,942
Series 2011-82,Cl. AD, 4.00%, 8/25/26	14,350	14,394

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 14.916%, 11/25/31[6]	$68,586	$13,198
Series 2001-81,Cl. S, 19.063%, 1/25/32[6]	17,528	3,283
Series 2002-47,Cl. NS, 14.079%, 4/25/32[6]	49,883	9,908
Series 2002-51,Cl. S, 14.337%, 8/25/32[6]	45,804	9,098
Series 2002-52,Cl. SD, 47.631%, 9/25/32[6]	71,937	14,401
Series 2002-77,Cl. SH, 25.379%, 12/18/32[6]	23,870	4,252
Series 2002-84,Cl. SA, 8.642%, 12/25/32[6]	64,221	12,749
Series 2002-9,Cl. MS, 17.766%, 3/25/32[6]	18,512	3,839
Series 2003-33,Cl. SP, 11.486%, 5/25/33[6]	71,317	14,279
Series 2003-4,Cl. S, 5.624%, 2/25/33[6]	38,242	7,845
Series 2003-46,Cl. IH, 0.00%, 6/25/23[6,7]	92,584	6,961
Series 2004-54,Cl. DS, 54.899%, 11/25/30[6]	53,795	8,099
Series 2004-56,Cl. SE, 7.679%, 10/25/33[6]	13,800	2,635
Series 2005-12,Cl. SC, 21.721%, 3/25/35[6]	7,740	1,210
Series 2005-14,Cl. SE, 13.084%, 3/25/35[6]	26,253	3,733
Series 2005-40,Cl. SA, 22.772%, 5/25/35[6]	142,432	24,614
Series 2005-52,Cl. JH, 23.299%, 5/25/35[6]	366,283	59,699
Series 2005-93,Cl. SI, 0.501%, 10/25/35[6]	33,191	5,323
Series 2007-88,Cl. XI, 0.00%, 6/25/37[6,7]	69,681	12,494
Series 2008-55,Cl. SA, 0.00%, 7/25/38[6,7]	21,482	2,361
Series 2009-8,Cl. BS, 0.00%, 2/25/24[6,7]	197	11
Series 2011-96,Cl. SA, 6.105%, 10/25/41[6]	90,296	15,433
Series 2012-121,Cl. IB, 6.893%, 11/25/27[6]	201,635	15,157
Series 2012-134,Cl. SA, 0.00%, 12/25/42[6,7]	354,840	67,601
Series 2012-40,Cl. PI, 22.879%, 4/25/41[6]	179,806	20,091
Series 2015-57,Cl. LI, 6.199%, 8/25/35[6]	436,877	61,138
Series 2016-45,Cl. MI, 8.378%, 7/25/46[6]	126,004	27,988
Series 2017-60,Cl. LI, 0.00%, 8/25/47[6,7]	250,702	29,023
Series 2017-66,Cl. AS, 0.00%, 9/25/47[6,7]	1,083,926	164,838
Series 2018-16,Cl. NI, 0.00%, 12/25/44[6,10]	100,778	12,965
Series 2018-69,Cl. CI, 0.00%, 10/25/46[6,7]	223,468	15,716

9      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[8]	$22,749	$21,702
		40,636,577

GNMA/Guaranteed—2.5%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	7,266	7,278
7.50%, 1/15/23-6/15/24	11,813	12,029
8.00%, 4/15/23	4,692	4,855
Government National Mortgage Assn. II Pool, 3.50%, 7/1/49[9]	4,465,000	4,611,159
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 76.475%, 2/16/32[6]	69,932	498
Series 2002-76,Cl. SY, 0.00%, 12/16/26[6,7]	121,564	322
Series 2007-17,Cl. AI, 39.003%, 4/16/37[6]	240,556	37,905
Series 2011-52,Cl. HS, 18.30%, 4/16/41[6]	115,081	17,287
Series 2017-136,Cl. LI, 6.676%, 9/16/47[6]	390,568	66,632
Series 2017-149,Cl. GS, 0.00%, 10/16/47[6,7]	416,221	65,007
		4,822,972

Non-Agency—8.2%
Commercial—6.0%
BANK, Interest-Only Stripped Mtg.- Backed Security, Series 2019-BN16, Cl. XA, 10.953%, 2/15/52[6]	1,577,165	116,584
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[3,4]	12,432	12,497
Benchmark Mortgage Trust, Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.798%, 1/15/51[6]	2,190,262	79,254
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.599%, 11/13/50[6]	877,551	49,376
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.357%, 1/25/36[11]	93,368	92,518
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	103,665	106,654
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17,Cl. XA, 0.00%, 11/10/46[6,7]	420,697	16,419
Series 2017-C4,Cl. XA, 11.941%, 10/12/50[6]	2,347,700	159,570
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	260,802
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	70,000	71,972
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	911,536
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	140,000	148,713
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	518,297

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 21.61%, 12/10/45[6]	$315,520	$14,044
Connecticut Avenue Securities:
Series 2014-C01,Cl. M2, 6.804% [US0001M+440], 1/25/24[4]	285,000	311,760
Series 2014-C02,Cl. 1M2, 5.004% [US0001M+260], 5/25/24[4]	114,923	118,866
Series 2014-C03,Cl. 1M2, 5.404% [US0001M+300], 7/25/24[4]	297,605	312,305
Series 2014-C03,Cl. 2M2, 5.304% [US0001M+290], 7/25/24[4]	32,576	33,987
Series 2014-C04,Cl. 2M2, 7.404% [US0001M+500], 11/25/24[4]	341,194	373,768
Series 2016-C02,Cl. 1M2, 8.404% [US0001M+600], 9/25/28[4]	270,275	298,984
Series 2016-C03,Cl. 1M1, 4.404% [US0001M+200], 10/25/28[4]	38,562	38,838
Series 2017-C03,Cl. 1M1, 3.354% [US0001M+95], 10/25/29[4]	81,430	81,671
Series 2018-C01,Cl. 1M1, 3.004% [US0001M+60], 7/25/30[4]	382,221	382,145
Series 2018-C03,Cl. 1M1, 3.084% [US0001M+68], 10/25/30[4]	247,840	247,977
Series 2018-C05,Cl. 1M1, 3.124% [US0001M+72], 1/25/31[4]	100,353	100,419
Series 2018-C06,Cl. 2M1, 2.954% [US0001M+55], 3/25/31[4]	36,325	36,324
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	113,310	93,673
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 3.054% [US0001M+65], 11/25/35[4]	70,673	49,366
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.553%, 12/25/46[3,11]	60,000	60,738
Series 2012-K711,Cl. B, 3.576%, 8/25/45[3,11]	15,000	14,972
Series 2012-K711,Cl. C, 3.576%, 8/25/45[3,11]	135,000	134,734
Series 2013-K25,Cl. C, 3.744%, 11/25/45[3,11]	60,000	61,333
Series 2013-K26,Cl. C, 3.721%, 12/25/45[3,11]	40,000	40,884
Series 2013-K27,Cl. C, 3.615%, 1/25/46[3,11]	110,000	112,182
Series 2013-K28,Cl. C, 3.609%, 6/25/46[3,11]	450,000	459,347
Series 2013-K712,Cl. C, 3.454%, 5/25/45[3,11]	75,000	75,027
Series 2013-K713,Cl. C, 3.263%, 4/25/46[3,11]	275,000	275,376
Series 2014-K715,Cl. C, 4.258%, 2/25/46[3,11]	180,000	183,262
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	54,793	56,088
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	27,182	27,299
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	65,000	70,725
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	82,813	85,133
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,11]	179,596	174,211
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	332,863

10      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
Commercial (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	$330,000	$353,975
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	78,000	79,432
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	245,000	258,615
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	198,070	198,236
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.697%, 7/25/35[11]	64,919	67,678
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.992%, 7/26/36[3,11]	90,309	91,656
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	45,436	46,129
Series 2014-C24,Cl. B, 4.116%, 11/15/47[11]	270,000	282,384
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	105,000	111,118
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 24.187%, 2/15/48[6]	2,910,822	129,335
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.837%, 4/21/34[11]	22,130	22,955
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	247,855
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	756,179
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[3]	70,000	72,473
Morgan Stanley Capital I, Inc., Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.514%, 12/15/50[6]	769,206	42,244
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.612%, 11/26/36[3,11]	237,548	226,191
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.076%, 6/26/46[3,11]	48,304	48,699
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.73%, 7/26/45[3,11]	10,290	10,616
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.472%, 8/25/34[11]	116,694	118,491
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 14.709%, 11/15/50[6]	1,513,626	91,647
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	355,000	361,013
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- C42, Cl. XA, 10.479%, 12/15/50[6]	1,073,182	67,322
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[3,11]	128,928	131,006
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	160,138
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	158,856
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	45,000	45,987

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[11]	$165,000	$176,024
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 31.714%, 3/15/44[3,6]	2,014,161	38,100
		11,596,847

Residential—2.2%
Alternative Loan Trust, Series 2005- 29CB, Cl. A4, 5.00%, 7/25/35	179,465	157,936
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	39,581	37,590
Series 2007-C,Cl. 1A4, 4.597%, 5/20/36[11]	13,146	13,188
Series 2014-R7,Cl. 3A1, 4.991%, 3/26/36[3,11]	25,977	26,062
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 4.776%, 6/25/34[11]	39,130	39,566
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 4.77% [H15T1Y+230], 10/25/35[4]	294,470	302,850
Series 2006-1,Cl. A1, 4.95% [H15T1Y+225], 2/25/36[4]	100,864	103,690
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	52,447	49,165
Series 2006-6,Cl. A3, 6.00%, 4/25/36	33,651	27,935
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.70% [H15T1Y+240], 10/25/35[4]	257,951	264,786
Connecticut Avenue Securities Trust, Series 2019-R02, Cl. 1M1, 3.254% [US0001M+85], 8/25/31[3,4]	301,021	301,957
GSR Mortgage Loan Trust, Series 2005- AR4, Cl. 6A1, 4.664%, 7/25/35[11]	13,201	13,538
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.714% [US0001M+31], 7/25/35[4]	15,238	15,261
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	7,352	6,698
STACR Trust:
Series 2018-DNA2,Cl. M1, 3.204% [US0001M+80], 12/25/30[3,4]	397,684	398,545
Series 2018-DNA3,Cl. M1, 3.154% [US0001M+75], 9/25/48[3,4]	71,027	71,115
Series 2018-HRP2,Cl. M2, 3.654% [US0001M+125], 2/25/47[3,4]	215,000	216,043
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 4.604% [US0001M+220], 2/25/24[4]	34,532	35,132
Series 2014-DN3,Cl. M3, 6.404% [US0001M+400], 8/25/24[4]	180,688	192,951
Series 2014-HQ2,Cl. M3, 6.154% [US0001M+375], 9/25/24[4]	335,000	365,521
Series 2015-HQA2,Cl. M2, 5.204% [US0001M+280], 5/25/28[4]	3,190	3,236
Series 2016-DNA1,Cl. M2, 5.304% [US0001M+290], 7/25/28[4]	23,755	24,042
Series 2017-HQA1,Cl. M1, 3.604% [US0001M+120], 8/25/29[4]	303,402	304,481
Series 2018-DNA1,Cl. M1, 2.854% [US0001M+45], 7/25/30[4]	572,222	571,260
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 4.486%, 10/25/33[11]	63,221	65,070
Series 2005-AR14,Cl. 1A4, 4.181%, 12/25/35[11]	64,706	64,558

11      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust: (Continued)
Series 2005-AR16,Cl. 1A1, 4.243%, 12/25/35[11]	$63,092	$63,067
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 5.081%, 2/25/35[11]	9,236	9,614
Series 2005-AR15,Cl. 1A2, 4.665%, 9/25/35[11]	71,604	71,374
Series 2005-AR15,Cl. 1A6, 4.665%, 9/25/35[11]	137,224	136,784
Series 2005-AR4,Cl. 2A2, 5.095%, 4/25/35[11]	112,418	114,706
Series 2006-AR10,Cl. 1A1, 5.008%, 7/25/36[11]	29,105	29,697
Series 2006-AR10,Cl. 5A5, 4.992%, 7/25/36[11]	102,182	104,034
Series 2006-AR2,Cl. 2A3, 4.991%, 3/25/36[11]	12,171	12,491
Series 2006-AR7,Cl. 2A4, 5.088%, 5/25/36[11]	75,757	78,963
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	20,928	21,009
		4,313,915
Total Mortgage-Backed Obligations (Cost $61,407,853)		61,370,311

Non-Convertible Corporate Bonds and Notes—30.9%
Consumer Discretionary—4.7%
Automobiles—1.2%
Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 11/5/21[3]	279,000	286,117
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	82,000	87,339
General Motors Financial Co., Inc.: 4.15% Sr. Unsec. Nts., 6/19/23	310,000	319,516
4.20% Sr. Unsec. Nts., 11/6/21	259,000	266,778
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[3]	337,000	335,933
Hyundai Capital America, 4.125% Sr. Unsec. Nts., 6/8/23[3]	336,000	348,692
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[3]	326,000	333,862
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[3]	311,000	321,008
		2,299,245

Diversified Consumer Services—0.2%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	322,000	330,050
Entertainment—0.2%
Fox Corp., 3.666% Sr. Unsec. Nts., 1/25/22[3]	245,000	253,206
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	105,000	102,823
		356,029

Hotels, Restaurants & Leisure—0.1%
Aramark Services, Inc., 5.00% Sr.
Unsec. Nts., 4/1/25[3]	88,000	89,540

Household Durables—0.8%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	334,000	334,160
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	343,000	364,866
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	194,000	199,207
5.50% Sr. Unsec. Nts., 4/1/46	106,000	103,858

	Principal Amount	Value
Household Durables (Continued)
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	$237,000	$249,397
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	309,548
4.875% Sr. Unsec. Nts., 3/15/27	45,000	47,432
		1,608,468

Internet & Catalog Retail—0.3%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	107,000	134,595
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	505,000	508,710
		643,305

Media—1.0%
CBS Corp., 4.20% Sr. Unsec. Nts., 6/1/29	159,000	167,683
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49[9]	84,000	85,803
Comcast Corp., 4.00% Sr. Unsec. Nts., 3/1/48	86,000	91,027
Discovery Communications LLC, 4.125% Sr. Unsec. Nts., 5/15/29	189,000	196,794
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	265,000	271,951
4.20% Sr. Unsec. Nts., 4/15/24	330,000	355,376
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	111,000	104,521
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	318,000	327,050
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	322,000	333,419
		1,933,624

Specialty Retail—0.6%
AutoNation, Inc., 5.50% Sr. Unsec. Nts., 2/1/20	306,000	310,425
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.65% Sr. Unsec. Nts., 7/29/21[3]	110,000	112,489
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	344,000	357,362
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	356,000	297,260
		1,077,536

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	320,000	333,565
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	302,000	314,080
		647,645

Consumer Staples—3.2%
Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts., 1/15/39	197,000	297,173
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[3]	171,000	183,014
Keurig Dr Pepper, Inc., 4.057% Sr. Unsec. Nts., 5/25/23	305,000	320,302
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	324,000	322,150
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[3]	299,000	313,666
		1,436,305

Food & Staples Retailing—0.2%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	93,000	90,860

12      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
Food & Staples Retailing (Continued)
Walgreen Co., 3.10% Sr. Unsec. Nts., 9/15/22	$295,000	$300,157
		391,017

Food Products—1.6%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	232,000	224,397
3.50% Sr. Unsec. Nts., 11/24/20	311,000	313,939
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	252,000	259,001
4.60% Sr. Unsec. Nts., 11/1/25	317,000	345,157
Kraft Heinz Foods Co., 4.375% Sr. Unsec. Nts., 6/1/46	204,000	193,956
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	306,000	319,770
Mondelez International Holdings
Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[3]	339,000	335,837
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[3]	148,000	147,710
3.35% Sr. Unsec. Nts., 2/1/22[3]	183,000	182,601
5.20% Sr. Unsec. Nts., 4/1/29[3]	252,000	274,795
Tyson Foods, Inc.:
3.90% Sr. Unsec. Nts., 9/28/23	271,000	285,644
5.10% Sr. Unsec. Nts., 9/28/48	88,000	99,401
		2,982,208

Tobacco—0.7%
Altria Group, Inc., 3.49% Sr. Unsec. Nts., 2/14/22	206,000	211,867
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	177,000	176,294
BAT International Finance plc, 3.25% Sr. Unsec. Nts., 6/7/22[3]	318,000	322,610
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[3]	328,000	337,688
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[3]	230,000	230,656
		1,279,115

Energy—2.7%
Energy Equipment & Services—0.2%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	75,000	81,863
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[3]	196,000	207,509
		289,372

Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	72,000	73,781
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25% Sr. Unsec. Nts., 12/1/27	192,000	203,072
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	251,000	262,398
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	184,000	190,442
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	158,000	167,828
Columbia Pipeline Group, Inc., 3.30% Sr. Unsec. Nts., 6/1/20	324,000	326,221
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	63,000	69,046
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	260,000	271,542
5.30% Sr. Unsec. Nts., 4/15/47	100,000	104,366
Enterprise Products Operating LLC:
3.125% Sr. Unsec. Nts., 7/31/29[9]	94,000	94,498
4.20% Sr. Unsec. Nts., 1/31/50[9]	113,000	116,214

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	$353,000	$352,091
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	132,000	138,955
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	217,000	245,303
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	69,000	69,368
Midwest Connector Capital Co. LLC, 3.625% Sr. Unsec. Nts., 4/1/22[3]	310,000	317,651
Newfield Exploration Co., 5.75% Sr. Unsec. Nts., 1/30/22	288,000	308,527
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	156,000	166,845
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[3]	162,000	167,546
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	180,000	189,124
5.625% Sr. Sec. Nts., 2/1/21	294,000	305,377
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	207,000	213,351
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	154,000	161,290
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Nts., 1/15/23	334,000	345,305
		4,860,141

Financials—8.9%
Capital Markets—1.6%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[3]	117,000	117,468
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	250,000	260,577
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	197,000	207,424
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	154,000	167,555
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[4,12]	307,000	322,350
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	166,000	170,203
3.75% Sr. Unsec. Nts., 2/25/26	163,000	170,215
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[4]	144,000	148,516
Morgan Stanley:
4.431% [US0003M+162.8] Sr. Unsec. Nts., 1/23/30[4]	235,000	260,371
5.00% Sub. Nts., 11/24/25	257,000	284,570
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	121,000	125,840
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[4]	115,000	116,003
Plains All American Pipeline LP/PAA Finance Corp., 4.50% Sr. Unsec. Nts., 12/15/26	191,000	203,084
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	153,000	157,413
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	160,000	171,007
4.253% Sr. Unsec. Nts., 3/23/28[3]	147,000	157,940
		3,040,536

Commercial Banks—4.8%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[4,13]	329,000	339,700
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	258,000	264,448

13      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Bank of America Corp.: (Continued)
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[4]	$286,000	$295,177
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[4]	191,000	202,270
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[4]	154,000	168,250
7.75% Sub. Nts., 5/14/38	226,000	333,657
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[3]	263,000	274,598
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	245,000	254,179
BNP Paribas SA, 4.375% [USSW5+148.3] Sub. Nts., 3/1/33[3,4]	177,000	182,414
BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	184,000	193,962
Canadian Imperial Bank of Commerce, 3.10% Sr. Unsec. Nts., 4/2/24	312,000	319,068
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[4]	269,000	289,010
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[4]	356,000	398,603
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	68,000	68,531
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	279,000	281,577
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[3]	304,000	318,933
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	160,000	168,973
First Republic Bank, 4.375% Sub. Nts., 8/1/46	127,000	131,528
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	123,000	122,151
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[4]	109,000	114,059
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[4]	135,000	141,864
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[4]	183,000	199,983
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	334,000	356,351
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[4]	252,000	262,406
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[4]	332,000	352,086
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[4]	335,000	351,525
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	106,000	114,859
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[3,4,12]	300,000	317,250
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[3,4]	118,000	124,629
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	253,000	261,408
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	175,000	176,266
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	290,000	305,625
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	248,000	251,934
Societe Generale SA, 3.875% Sr. Unsec. Nts., 3/28/24[3]	250,000	258,662

	Principal Amount	Value
Commercial Banks (Continued)
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	$112,000	$114,098
4.05% Sr. Unsec. Nts., 11/3/25	141,000	152,117
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	177,000	178,016
US Bancorp, 3.10% Sub. Nts., 4/27/26	199,000	203,394
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[4]	248,000	259,252
4.75% Sub. Nts., 12/7/46	157,000	178,917
		9,281,730

Consumer Finance—0.4%
American Express Co., 3.125% Sr. Unsec. Nts., 5/20/26	189,000	194,144
Capital One Financial Corp.:
3.75% Sr. Unsec. Nts., 3/9/27	111,000	114,639
3.80% Sr. Unsec. Nts., 1/31/28	92,000	95,124
Discover Bank, 4.65% Sr. Unsec. Nts., 9/13/28	122,000	133,520
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	108,000	111,693
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	248,000	258,444
		907,564

Diversified Financial Services—0.3%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	81,000	82,510
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	126,000	131,182
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[4]	315,000	327,121
		540,813

Insurance—1.3%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	109,000	128,915
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	163,000	171,474
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	162,000	172,796
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	68,000	64,747
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	231,000	234,556
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	192,000	209,400
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	188,000	197,432
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[4]	191,000	194,970
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	113,000	122,566
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	192,000	200,891
Prudential Financial, Inc.:
4.35% Sr. Unsec. Nts., 2/25/50	124,000	139,392
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[4]	246,000	256,302
Swiss Re Finance Luxembourg SA, 5.00% [H15T5Y+358.2] Sub. Nts., 4/2/49[3,4]	382,000	410,077
		2,503,518

Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.:
3.00% Sr. Unsec. Nts., 6/15/23	274,000	276,742
4.00% Sr. Unsec. Nts., 6/1/25	169,000	178,246

14      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	$176,000	$181,325
VEREIT Operating Partnership LP, 4.625% Sr. Unsec. Nts., 11/1/25	300,000	323,124
		959,437

Health Care—2.7%
Biotechnology—0.8%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	329,000	343,249
4.875% Sr. Unsec. Nts., 11/14/48	133,000	140,139
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	87,000	94,535
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	97,000	109,075
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	128,000	145,478
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	627,000	625,914
		1,458,390

Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	175,000	182,944
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	300,000	322,531
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	310,000	315,813
		821,288

Health Care Providers & Services—0.6%
Cigna Corp., 4.125% Sr. Unsec. Nts., 11/15/25[3]	250,000	265,715
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	356,000	353,700
5.05% Sr. Unsec. Nts., 3/25/48	196,000	208,780
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	291,000	310,929
		1,139,124

Life Sciences Tools & Services—0.3%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	308,000	320,320
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	259,000	264,518
		584,838

Pharmaceuticals—0.6%
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[3]	335,000	347,322
Bristol-Myers Squibb Co., 3.40% Sr. Unsec. Nts., 7/26/29[3]	226,000	236,737
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[3]	145,000	161,998
Mylan NV, 3.15% Sr. Unsec. Nts., 6/15/21	319,000	319,086
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28[3]	160,000	181,304
		1,246,447

Industrials—1.9%
Aerospace & Defense—0.7%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	245,000	256,156
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	180,000	183,222
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	335,000	349,641
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	190,000	220,499
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	82,000	83,828

	Principal Amount	Value
Aerospace & Defense (Continued)
United Technologies Corp.: (Continued)
3.95% Sr. Unsec. Nts., 8/16/25	$205,000	$221,149
		1,314,495

Building Products—0.2%
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	313,000	329,541

Electrical Equipment—0.1%
Sensata Technologies BV, 5.00% Sr. Unsec. Nts., 10/1/25[3]	170,000	178,075

Industrial Conglomerates—0.0%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	100,000	101,255

Machinery—0.2%
Ingersoll-Rand Luxembourg Finance SA, 3.80% Sr. Unsec. Nts., 3/21/29	154,000	161,622
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	176,000	178,895
		340,517

Professional Services—0.1%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	211,000	219,619

Road & Rail—0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	269,000	268,884
Ryder System, Inc., 3.75% Sr. Unsec. Nts., 6/9/23	335,000	348,709
		617,593

Trading Companies & Distributors—0.3%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	108,000	108,687
3.625% Sr. Unsec. Nts., 4/1/27	102,000	102,573
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	197,000	197,937
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	194,000	208,249
		617,446

Information Technology—2.3%
Communications Equipment—0.1%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	256,000	268,700

Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	248,000	246,024
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	307,000	310,018
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	271,000	283,729
		839,771

IT Services—0.5%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	246,000	261,835
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	159,000	173,429
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	224,000	230,318
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	189,000	197,505
5.25% Sr. Unsec. Nts., 4/1/25	105,000	112,481
		975,568

15      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.8%
Broadcom, Inc.:
3.125% Sr. Unsec. Nts., 4/15/21[3]	$313,000	$315,131
4.25% Sr. Unsec. Nts., 4/15/26[3]	252,000	255,509
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21	335,000	341,078
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[3]	304,000	311,782
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875% Sr. Unsec. Nts., 6/18/26[3]	198,000	203,344
		1,426,844

Software—0.2%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	104,000	110,611
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	155,000	160,038
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	170,000	172,325
		442,974

Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	186,000	212,057
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[3]	312,000	328,632
		540,689

Materials—1.7%
Chemicals—0.6%
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26[3]	206,000	213,751
DowDuPont, Inc., 5.419% Sr. Unsec. Nts., 11/15/48	125,000	152,172
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	130,000	132,993
Nutrien Ltd.:
4.875% Sr. Unsec. Nts., 3/30/20	40,000	40,691
5.00% Sr. Unsec. Nts., 4/1/49	85,000	96,442
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	329,000	335,099
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[3]	165,000	177,943
		1,149,091

Construction Materials—0.2%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[3]	191,000	195,775
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	171,000	170,788
		366,563

Containers & Packaging—0.4%
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	274,000	283,987
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	290,000	293,625
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	189,000	194,025
		771,637

Metals & Mining—0.4%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[3]	86,000	87,864
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	280,000	318,374
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	316,000	316,000
		722,238

Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	199,000	202,731

	Principal Amount	Value
Telecommunication Services—1.3%
Diversified Telecommunication Services—1.1%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	$331,000	$353,771
4.35% Sr. Unsec. Nts., 6/15/45	48,000	47,859
4.50% Sr. Unsec. Nts., 3/9/48	142,000	145,714
British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	202,000	216,261
9.625% Sr. Unsec. Nts., 12/15/30	272,000	409,992
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[3]	146,000	159,150
Telefonica Emisiones SA:
4.103% Sr. Unsec. Nts., 3/8/27	85,000	90,339
5.213% Sr. Unsec. Nts., 3/8/47	123,000	135,664
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	280,000	303,397
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	140,000	146,202
4.522% Sr. Unsec. Nts., 9/15/48	173,000	193,516
		2,201,865

Wireless Telecommunication Services—0.2%
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	332,000	347,790

Utilities—1.5%
Electric Utilities—1.2%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[3]	172,000	183,908
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	69,000	67,579
Edison International, 2.125% Sr. Unsec. Nts., 4/15/20	60,000	59,742
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[3]	231,000	238,144
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	179,000	179,623
Enel Finance International NV, 2.875% Sr. Unsec. Nts., 5/25/22[3]	313,000	315,494
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	165,000	164,968
4.45% Sr. Unsec. Nts., 4/15/46	87,000	92,619
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	184,000	193,162
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[3]	171,000	182,128
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[3]	314,000	316,842
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[3]	317,000	328,105
		2,322,314

Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[3]	156,000	162,477

Multi-Utilities—0.2%
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	147,000	158,924
Dominion Energy, Inc., 2.715% Jr. Sub. Nts., 8/15/21[11]	197,000	197,311
		356,235
Total Non-Convertible Corporate Bonds and Notes (Cost $56,959,695)		59,523,313

16      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Shares	Value
Investment Company—2.8%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[14] (Cost $5,367,607)	5,367,607	$5,367,607
Total Investments, at Value (Cost $197,251,754)	109.7%	211,652,932
Net Other Assets (Liabilities)	(9.7)	(18,790,136)
Net Assets	100.0%	$192,862,796

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,687,286 or 15.91% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

5. Restricted security. The aggregate value of restricted securities at period end was $170,540, which represents 0.09% of the Fund’s net assets. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	$170,275	$170,540	$265

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,410,497 or 1.25% of the Fund’s net assets at period end.

7. Interest rate is less than 0.0005%.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $32,195 or 0.02% of the Fund’s net assets at period end.

9. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1N of the accompanying Notes.

10. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

11. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $339,700 or 0.18% of the Fund’s net assets at period end.

14. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Futures Contracts as of June 30, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	9/19/19	22	USD 3,390	$3,423,062	$32,703
United States Treasury Nts., 10 yr.	Buy	9/19/19	32	USD 4,072	4,095,000	23,158
United States Treasury Nts., 2 yr.	Sell	9/30/19	38	USD 8,172	8,176,828	(4,948)
United States Treasury Nts., 5 yr.	Sell	9/30/19	28	USD 3,268	3,308,375	(40,471)
United States Ultra Bonds	Buy	9/19/19	62	USD 10,604	11,008,875	405,352
						$415,794

Over-the-Counter Total Return Swaps at June 30, 2019
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid IG Series 1 Version 1	GSCO-OT	Pay	USD BBA LIBOR	9/26/19	USD 5,237	$(402,869)	$(402,869)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

17      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Counterparty Abbreviations

GSCO-OT	Goldman Sachs Bank USA

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $191,884,147)	$206,285,325
Affiliated companies (cost $5,367,607)	5,367,607
211,652,932
Cash	21,721,620
Cash used for collateral on futures	420,000
Receivables and other assets:
Investments sold (including $12,630,649 sold on a when-issued or delayed delivery basis)	13,415,190
Interest and dividends	743,234
Variation margin receivable	2,915
Shares of beneficial interest sold	1,106
Other	111,610
Total assets	248,068,607
Liabilities
Swaps, at value	402,869
Payables and other liabilities:
Investments purchased (including $54,410,706 purchased on a when-issued or delayed delivery basis)	54,497,725
Shares of beneficial interest redeemed	90,962
Trustees’ compensation	56,453
Administration fee	26,767
Variation margin payable	12,974
Management fee	11,835
Distribution and service plan fees	9,344
Shareholder communications	6,274
Transfer and shareholder servicing agent fees	4,374
Other	86,234
Total liabilities	55,205,811
Net Assets	$192,862,796

Composition of Net Assets
Shares of beneficial interest	$175,147,102
Total distributable earnings	17,715,694
Net Assets	$192,862,796

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $146,951,297 and 9,458,944 shares of beneficial interest outstanding)	$15.54
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $45,911,499 and 2,991,566 shares of beneficial interest outstanding)	$15.35

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest	$2,048,624
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,042)	595,311
Affiliated companies	63,265
Total investment income	2,707,200
Expenses
Management fees	707,216
Administration fees	28,965
Distribution and service plan fees — Series II shares	55,732
Transfer and shareholder servicing agent fees:
Series I shares	72,374
Series II shares	22,249
Shareholder communications:
Series I shares	17,648
Series II shares	5,451
Custodian fees and expenses	26,507
Trustees’ compensation	5,787
Borrowing fees	2,380
Other	36,235
Total expenses	980,544
Less reduction to custodian expenses	(1,041)
Less waivers and reimbursements of expenses	(287,297)
Net expenses	692,206
Net Investment Income	2,014,994
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions (includes net losses from securities sold to affiliates of $107,880)	944,599
Futures contracts	930,865
Foreign currency transactions	2,170
Swap contracts	36,858
Net realized gain	1,914,492
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	17,783,294
Translation of assets and liabilities denominated in foreign currencies	(14)
Futures contracts	69,523
Swap contracts	(402,869)
Net change in unrealized appreciation/(depreciation)	17,449,934
Net Increase in Net Assets Resulting from Operations	$21,379,420

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$2,014,994	$4,046,190
Net realized gain	1,914,492	3,099,921
Net change in unrealized appreciation/(depreciation)	17,449,934	(17,786,939)
Net increase (decrease) in net assets resulting from operations	21,379,420	(10,640,828)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(5,596,424)	(6,688,120)
Series II shares	(1,648,251)	(1,986,593)
Total distributions from distributable earnings	(7,244,675)	(8,674,713)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(4,134,573)	(10,990,551)
Series II shares	(456,529)	(4,022,754)
Total beneficial interest transactions	(4,591,102)	(15,013,305)
Net Assets
Total increase (decrease)	9,543,643	(34,328,846)
Beginning of period	183,319,153	217,647,999
End of period	$192,862,796	$183,319,153

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$14.43	$15.92	$14.86	$14.46	$14.67	$13.84
Income (loss) from investment operations:
Net investment income[1]	0.17	0.32	0.27	0.26	0.31	0.29
Net realized and unrealized gain (loss)	1.55	(1.13)	1.09	0.49	(0.18)	0.83
Total from investment operations	1.72	(0.81)	1.36	0.75	0.13	1.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.31)	(0.30)	(0.35)	(0.34)	(0.29)
Distributions from net realized gain	(0.25)	(0.37)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.61)	(0.68)	(0.30)	(0.35)	(0.34)	(0.29)
Net asset value, end of period	$15.54	$14.43	$15.92	$14.86	$14.46	$14.67

Total Return, at Net Asset Value[2]	11.97%	(5.32)%	9.25%	5.26%	0.83%	8.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,951	$140,290	$166,015	$172,573	$182,406	$203,684
Average net assets (in thousands)	$145,927	$155,024	$170,438	$177,368	$194,208	$208,556
Ratios to average net assets:[3]
Net investment income	2.19%	2.05%	1.74%	1.78%	2.09%	2.03%
Expenses excluding specific expenses listed below	0.98%	0.98%	0.94%	0.94%	0.91%	0.90%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.98%	0.98%	0.94%	0.94%	0.91%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Portfolio turnover rate[6]	31%	60%	76%	68%	68%	98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.98%
Year Ended December 31, 2018	0.98%
Year Ended December 31, 2017	0.94%
Year Ended December 31, 2016	0.94%
Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$308,723,575	$305,434,198
Year Ended December 31, 2018	$685,887,902	$703,549,464
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$14.24	$15.71	$14.67	$14.28	$14.49	$13.66
Income (loss) from investment operations:
Net investment income[1]	0.15	0.27	0.23	0.22	0.27	0.25
Net realized and unrealized gain (loss)	1.53	(1.10)	1.07	0.48	(0.18)	0.84
Total from investment operations	1.68	(0.83)	1.30	0.70	0.09	1.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.27)	(0.26)	(0.31)	(0.30)	(0.26)
Distributions from net realized gain	(0.25)	(0.37)	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.57)	(0.64)	(0.26)	(0.31)	(0.30)	(0.26)
Net asset value, end of period	$15.35	$14.24	$15.71	$14.67	$14.28	$14.49

Total Return, at Net Asset Value[2]	11.82%	(5.53)%	8.95%	4.96%	0.57%	8.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,911	$43,029	$51,633	$51,743	$52,226	$63,880
Average net assets (in thousands)	$44,964	$48,109	$51,345	$53,914	$59,085	$65,450
Ratios to average net assets:[3]
Net investment income	1.94%	1.80%	1.49%	1.53%	1.84%	1.78%
Expenses excluding specific expenses listed below	1.23%	1.23%	1.19%	1.19%	1.16%	1.15%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.23%	1.23%	1.19%	1.19%	1.16%	1.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%
Portfolio turnover rate[6]	31%	60%	76%	68%	68%	98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.23%
Year Ended December 31, 2018	1.23%
Year Ended December 31, 2017	1.19%
Year Ended December 31, 2016	1.19%
Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$308,723,575	$305,434,198
Year Ended December 31, 2018	$685,887,902	$703,549,464
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 -Significant Accounting Policies

Invesco Oppenheimer V.I. Conservative Balanced Fund (the “Fund”) is a series portfolio of is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Conservative Balanced Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations,

24      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Note 1 -Significant Accounting Policies (continued)

including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December

25      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1 -Significant Accounting Policies (continued)

31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund or did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$197,338,566
Federal tax cost of other investments	6,625,940

Total federal tax cost	$203,964,506

Gross unrealized appreciation	$18,399,142
Gross unrealized depreciation	(4,072,400)

Net unrealized appreciation	$14,326,742

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses of each respective Fund are allocated among the classes of such Fund based on relative net assets.

I.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments transactions in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.

26      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Note 1 -Significant Accounting Policies (continued)

These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations

27      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1 -Significant Accounting Policies (continued)

by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

O.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.75%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $564,060 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.67% and 0.92%, respectively, of the Fund’s average daily net assets (the

28      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates (continued)

“expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $2,663 and reimbursed fund expenses of $217,533, and $67,101 of Series I and Series II shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to 0.67% and 0.92%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

29      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 3 - Additional Valuation Information (continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,212,122	$—	$—	$11,212,122
Consumer Staples	3,703,206	—	—	3,703,206
Energy	3,487,382	—	—	3,487,382
Financials	12,307,840	—	—	12,307,840
Health Care	8,811,352	—	—	8,811,352
Industrials	6,725,260	—	—	6,725,260
Information Technology	14,839,775	—	—	14,839,775
Materials	1,368,840	—	—	1,368,840
Telecommunication Services	1,918,446	—	—	1,918,446
Utilities	2,619,909	—	—	2,619,909
Asset-Backed Securities	—	18,397,569	—	18,397,569
Mortgage-Backed Obligations	—	61,370,311	—	61,370,311
Non-Convertible Corporate Bonds and Notes	—	59,523,313	—	59,523,313
Investment Company	5,367,607	—	—	5,367,607

Total Investments, at Value	72,361,739	139,291,193	—	211,652,932
Other Financial Instruments:
Futures contracts	461,213	—	—	461,213

Total Assets	$72,822,952	$139,291,193	$—	$212,114,145

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(402,869)	$—	$(402,869)
Futures contracts	(45,419)	—	—	(45,419)

Total Liabilities	$(45,419)	$(402,869)	$—	$(448,288)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $135,577 and securities sales of $533,049, which resulted in net realized gains (losses) of $(107,880). For the period May 25, 2019 to June 30, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

30      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Note 5 - Derivative Investments (continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank USA	$(402,869)	$–	$–	$–	$(402,869)

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit contracts			Swaps, at value	$402,869
Interest rate contracts Variation margin receivable		$2,915*	Variation margin payable	12,974*

Total		$2,915		$415,843

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Six Months Ended June 30, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$36,858	$36,858
Interest rate contracts	930,865	—	930,865

Total	$930,865	$36,858	$967,723

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$(402,869)	$(402,869)
Interest rate contracts	69,523	—	69,523
Total	$69,523	$(402,869)	$(333,346)

The table below summarizes the six months ended average notional value of swap agreements and futures during the period.

Futures contracts		Swap Agreements
Average notional value	$29,265,534	$5,236,910

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,041.

Note 7 - Trustee and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer

31      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 7 - Trustee and Officer Fees and Benefits (continued)

funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9- Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $52,777,598 and $78,656,055, respectively.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	76,217	$1,178,492	165,620	$2,527,555
Dividends and/or distributions reinvested	362,933	5,596,424	439,719	6,688,120
Redeemed	(705,386)	(10,909,489)	(1,310,778)	(20,206,226)

Net decrease	(266,236)	$(4,134,573)	(705,439)	$(10,990,551)

Series II Shares
Sold	103,468	$1,578,840	158,863	$2,411,795
Dividends and/or distributions reinvested	108,224	1,648,251	132,175	1,986,593
Redeemed	(242,626)	(3,683,620)	(554,938)	(8,421,142)

Net decrease	(30,934)	$(456,529)	(263,900)	$(4,022,754)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 42% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

  In addition, 34% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 11 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 12 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

32      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Note 12 - Independent Registered Public Accounting Firm (continued)

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

33      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Conservative Balanced Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

34      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment

35      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

36      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
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●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

37      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Conservative Balanced Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Conservative Balanced Fund/VA into Invesco Oppenheimer V.I. Conservative Balanced Fund.

The results of the voting on the above matter was as follows:

	Votes	Votes	Votes	Broker
Matter	For	Against	Abstain	Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	11,114,709	436,720	822,699	0

38      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

Semiannual Report	6/30/2019

Invesco Oppenheimer

V.I. Discovery Mid Cap Growth Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Discovery Mid Cap Growth Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

.

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception Date	6-Months	1-Year	5-Year	10-Year
Series I Shares*	8/15/86	30.02%	14.99%	12.50%	16.40%
Series II Shares*	10/16/00	29.85	14.71	12.22	16.11
Russell Midcap Growth Index		26.08	13.94	11.10	16.02

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

CoStar Group, Inc.	2.3%
Roper Technologies, Inc.	2.2
Synopsys, Inc.	2.1
O’Reilly Automotive, Inc.	2.0
MSCI, Inc., Cl. A	2.0
Total System Services, Inc.	2.0
RingCentral, Inc., Cl. A	2.0
Waste Connections, Inc.	2.0
Bright Horizons Family Solutions, Inc.	2.0
lululemon athletica, Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

3 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	$1,000.00	$1,300.20	$4.57
Series II shares	1,000.00	1,298.50	6.00

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,020.83	4.02
Series II shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—20.1%
Distributors—1.8%
Pool Corp.	70,610	$13,486,510

Diversified Consumer Services—2.0%
Bright Horizons Family Solutions, Inc.[1]	95,090	14,346,228

Entertainment—1.5%
Live Nation Entertainment, Inc.[1]	165,660	10,974,975

Hotels, Restaurants & Leisure—5.1%
Chipotle Mexican Grill, Inc., Cl. A1	13,190	9,666,687
Darden Restaurants, Inc.	46,040	5,604,449
Domino’s Pizza, Inc.	19,900	5,537,772
Hilton Worldwide Holdings, Inc.	58,420	5,709,971
Planet Fitness, Inc., Cl. A1	150,050	10,869,622
		37,388,501

Interactive Media & Services—1.5%
IAC/InterActiveCorp[1]	51,410	11,183,217

Media—0.8%
Cable One, Inc.	4,870	5,702,721

Multiline Retail—0.5%
Ollie’s Bargain Outlet Holdings, Inc.[1]	39,340	3,426,908

Specialty Retail—4.7%
O’Reilly Automotive, Inc.[1]	40,580	14,987,006
Tractor Supply Co.	90,190	9,812,672
Ulta Beauty, Inc.[1]	28,490	9,882,896
		34,682,574

Textiles, Apparel & Luxury Goods—2.2%
Levi Strauss & Co., Cl. A1	116,290	2,428,135
lululemon athletica, Inc.[1]	76,430	13,773,451
		16,201,586

Consumer Staples—3.1%
Beverages—0.8%
Keurig Dr Pepper, Inc.	206,420	5,965,538

Food Products—1.2%
McCormick & Co., Inc.	55,620	8,621,656

Household Products—1.1%
Church & Dwight Co., Inc.	115,880	8,466,193

Energy—1.3%
Oil, Gas & Consumable Fuels—1.3%
Cheniere Energy, Inc.[1]	67,950	4,651,178
Diamondback Energy, Inc.	44,363	4,834,236
		9,485,414

Financials—9.4%
Capital Markets—3.7%
KKR & Co., Inc., Cl. A	153,650	3,882,735
MarketAxess Holdings, Inc.	17,070	5,486,639
MSCI, Inc., Cl. A	62,350	14,888,557
Tradeweb Markets, Inc., Cl. A	70,690	3,096,929
		27,354,860

Commercial Banks—0.5%
First Republic Bank	37,590	3,670,663

Insurance—1.9%
Arthur J. Gallagher & Co.	121,050	10,602,770
Progressive Corp. (The)	45,000	3,596,850
		14,199,620

Real Estate Investment Trusts (REITs)—2.4%
Alexandria Real Estate Equities, Inc.	39,990	5,642,189
SBA Communications Corp., Cl. A1	51,820	11,651,209
		17,293,398

Real Estate Management & Development—0.9%
CBRE Group, Inc., Cl. A1	121,630	6,239,619

	Shares	Value
Health Care—15.4%
Biotechnology—1.0%
Exact Sciences Corp.[1]	32,530	$3,839,841
Sarepta Therapeutics, Inc.[1]	24,020	3,649,839
		7,489,680

Health Care Equipment & Supplies—8.4%
Cooper Cos., Inc. (The)	35,670	12,016,866
DexCom, Inc.[1]	64,750	9,702,140
Edwards Lifesciences Corp.[1]	33,300	6,151,842
IDEXX Laboratories, Inc.[1]	42,590	11,726,305
Masimo Corp.[1]	42,570	6,335,268
STERIS plc	49,740	7,405,291
Varian Medical Systems, Inc.[1]	28,470	3,875,621
West Pharmaceutical Services, Inc.	38,040	4,760,706
		61,974,039

Health Care Technology—1.0%
Veeva Systems, Inc., Cl. A1	45,300	7,343,583

Life Sciences Tools & Services—5.0%
Agilent Technologies, Inc.	51,750	3,864,172
Bio-Rad Laboratories, Inc., Cl. A1	18,910	5,911,077
Bio-Techne Corp.	17,940	3,740,311
ICON plc[1]	68,870	10,603,914
IQVIA Holdings, Inc.[1]	76,570	12,320,113
		36,439,587

Industrials—18.6%
Aerospace & Defense—3.0%
HEICO Corp.	85,800	11,480,898
TransDigm Group, Inc.[1]	21,920	10,604,896
		22,085,794

Airlines—0.5%
United Continental Holdings, Inc.[1]	43,070	3,770,778

Building Products—1.0%
Lennox International, Inc.	13,440	3,696,000
Masco Corp.	95,120	3,732,509
		7,428,509

Commercial Services & Supplies—4.6%
Cintas Corp.	42,420	10,065,842
Republic Services, Inc., Cl. A	103,870	8,999,297
Waste Connections, Inc.	152,535	14,579,295
		33,644,434

Electrical Equipment—0.7%
AMETEK, Inc.	55,590	5,049,795

Industrial Conglomerates—2.2%
Roper Technologies, Inc.	43,630	15,979,924

Machinery—2.4%
IDEX Corp.	78,800	13,564,632
Woodward, Inc.	38,780	4,388,345
		17,952,977

Professional Services—4.2%
CoStar Group, Inc.[1]	30,620	16,965,317
IHS Markit Ltd.[1]	159,230	10,146,136
TransUnion	54,340	3,994,533
		31,105,986

Information Technology—28.3%
Communications Equipment—1.5%
Motorola Solutions, Inc.	65,800	10,970,834

Electronic Equipment, Instruments, & Components—3.6%
CDW Corp.	101,430	11,258,730
Keysight Technologies, Inc.[1]	108,500	9,744,385
Zebra Technologies Corp., Cl. A1	27,300	5,719,077
		26,722,192

6 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

	Shares	Value
IT Services—7.6%
Booz Allen Hamilton Holding Corp., Cl. A	125,770	$8,327,232
Euronet Worldwide, Inc.[1]	58,590	9,857,181
Global Payments, Inc.	45,500	7,285,915
Total System Services, Inc.	115,970	14,875,472
Twilio, Inc., Cl. A1	56,340	7,681,959
WEX, Inc.[1]	37,370	7,776,697
		55,804,456

Semiconductors & Semiconductor Equipment—4.5%
Advanced Micro Devices, Inc.[1]	207,750	6,309,367
Cree, Inc.[1]	48,450	2,721,921
Lam Research Corp.	40,690	7,643,210
Marvell Technology Group Ltd.	192,030	4,583,756
Monolithic Power Systems, Inc.	54,060	7,340,267
Xilinx, Inc.	36,270	4,276,958
		32,875,479

Software—11.1%
ANSYS, Inc.[1]	20,130	4,123,026
Atlassian Corp. plc, Cl. A1	77,640	10,158,418
Coupa Software, Inc.[1]	29,490	3,733,729
Fair Isaac Corp.[1]	27,680	8,692,074
Paycom Software, Inc.[1]	17,350	3,933,592

	Shares	Value
Software (Continued)
RingCentral, Inc., Cl. A1	127,780	$14,684,478
ServiceNow, Inc.[1]	16,974	4,660,551
Splunk, Inc.[1]	43,600	5,482,700
Synopsys, Inc.[1]	118,260	15,218,880
Trade Desk, Inc. (The), Cl. A1	18,270	4,161,541
Zendesk, Inc.[1]	80,680	7,182,940
		82,031,929

Materials—2.4%
Chemicals—0.5%
Ingevity Corp.[1]	38,780	4,078,493

Containers & Packaging—1.9%
Avery Dennison Corp.	38,730	4,480,286
Ball Corp.	131,810	9,225,382
		13,705,668
Total Common Stocks (Cost $542,223,447)		725,144,318

Investment Company—1.4%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[2] (Cost $10,367,967)	10,367,967	10,367,967
Total Investments, at Value (Cost $552,591,414)	100.0%	735,512,285
Net Other Assets (Liabilities)	0.0	(117,741)
Net Assets	100.0%	$735,394,544

Footnotes to Statement of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements.

7 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $542,223,447)	$725,144,318
Affiliated companies (cost $10,367,967)	10,367,967

735,512,285

Cash	181,220

Receivables and other assets:
Dividends	255,751
Shares of beneficial interest sold	29,153
Other	90,579

Total assets	736,068,988

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	387,742
Administration fee	99,897
Trustees’ compensation	78,405
Management fee	42,319
Shareholder communications	23,904
Transfer and shareholder servicing agent fees	11,488
Distribution and service plan fees	8,860
Other	21,829

Total liabilities	674,444

Net Assets	$735,394,544

Composition of Net Assets
Shares of beneficial interest	$521,820,673

Total distributable earnings	213,573,871

Net Assets	$735,394,544

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $690,799,744 and 8,833,832 shares of beneficial interest outstanding)	$78.20

Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $44,594,800 and 614,402 shares of beneficial interest outstanding)	$72.58

See accompanying Notes to Financial Statements.

8 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,737)	$2,229,035
Affiliated companies	155,447

Total investment income	2,384,482

Expenses
Management fees	2,452,918

Administration fees	108,135

Distribution and service plan fees – Series II shares	50,468

Transfer and shareholder servicing agent fees:
Series I shares	320,241
Series II shares	19,662

Shareholder communications:
Series I shares	20,698
Series II shares	1,274

Trustees’ compensation	11,665

Borrowing fees	8,487

Custodian fees and expenses	2,569

Other	33,456

Total expenses	3,029,573
Less reduction to custodian expenses	(2,569)
Less waivers and reimbursements of expenses	(202,987)

Net expenses	2,824,017

Net Investment Loss	(439,535)

Realized and Unrealized Gain
Net realized gain on investment transactions (includes net losses from securities sold to affiliates of $149,286)	34,589,909

Net change in unrealized appreciation/(depreciation) on investment transactions	146,449,070

Net Increase in Net Assets Resulting from Operations	$180,599,444

See accompanying Notes to Financial Statements.

9 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations
Net investment loss	$(439,535)	$(1,784,624)

Net realized gain	34,589,909	95,224,298

Net change in unrealized appreciation/(depreciation)	146,449,070	(128,898,713)

Net increase (decrease) in net assets resulting from operations	180,599,444	(35,459,039)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(84,658,513)	(95,656,703)
Series II shares	(5,797,957)	(5,963,052)

Total distributions from distributable earnings	(90,456,470)	(101,619,755)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Series I shares	18,981,141	20,283,999
Series II shares	4,943,520	3,848,119

Total beneficial interest transactions	23,924,661	24,132,118

Net Assets
Total increase (decrease)	114,067,635	(112,946,676)

Beginning of period	621,326,909	734,273,585

End of period	$735,394,544	$621,326,909

See accompanying Notes to Financial Statements.

10 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$68.65	$84.21	$72.65	$76.85	$78.82	$74.51

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.19)	(0.10)	0.03	(0.19)	(0.29)
Net realized and unrealized gain (loss)	20.50	(3.07)	20.08	1.69	5.67	4.60

Total from investment operations	20.46	(3.26)	19.98	1.72	5.48	4.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized gain	(10.91)	(12.30)	(8.39)	(5.92)	(7.45)	0.00

Total dividends and/or distributions to shareholders	(10.91)	(12.30)	(8.42)	(5.92)	(7.45)	0.00

Net asset value, end of period	$78.20	$68.65	$84.21	$72.65	$76.85	$78.82

Total Return, at Net Asset Value[2]	30.02%	(6.08)%	28.79%	2.34%	6.61%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$690,800	$586,273	$694,675	$603,708	$660,450	$682,515

Average net assets (in thousands)	$658,381	$690,497	$661,192	$621,110	$695,736	$688,259

Ratios to average net assets:[3]
Net investment income (loss)	(0.11)%	(0.23)%	(0.12)%	0.04%	(0.24)%	(0.39)%
Expenses excluding specific expenses listed below	0.86%	0.86%	0.84%	0.84%	0.83%	0.83%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.86%	0.86%	0.84%	0.84%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	36%	104%	105%	141%	81%	113%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.86%
Year Ended December 31, 2018	0.86%
Year Ended December 31, 2017	0.84%
Year Ended December 31, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%

See accompanying Notes to Financial Statements.

11 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$64.41	$79.87	$69.43	$73.88	$76.21	$72.22

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.37)	(0.28)	(0.15)	(0.38)	(0.46)
Net realized and unrealized gain (loss)	19.21	(2.79)	19.11	1.62	5.50	4.45

Total from investment operations	19.08	(3.16)	18.83	1.47	5.12	3.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(10.91)	(12.30)	(8.39)	(5.92)	(7.45)	0.00

Total dividends and/or distributions to shareholders	(10.91)	(12.30)	(8.39)	(5.92)	(7.45)	0.00

Net asset value, end of period	$72.58	$64.41	$79.87	$69.43	$73.88	$76.21

Total Return, at Net Asset Value[2]	29.85%	(6.31)%	28.46%	2.08%	6.35%	5.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,595	$35,054	$39,599	$32,252	$37,029	$30,964

Average net assets (in thousands)	$40,743	$40,815	$35,753	$33,797	$32,812	$32,927

Ratios to average net assets:[3]
Net investment loss	(0.36)%	(0.48)%	(0.37)%	(0.21)%	(0.49)%	(0.64)%
Expenses excluding specific expenses listed below	1.11%	1.11%	1.09%	1.09%	1.08%	1.08%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	1.11%	1.11%	1.09%	1.09%	1.08%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	36%	104%	105%	141%	81%	113%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.11%
Year Ended December 31, 2018	1.11%
Year Ended December 31, 2017	1.09%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%

See accompanying Notes to Financial Statements.

12 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1- Significant Accounting Policies

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

13       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (continued)

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

14 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Note 1- Significant Accounting Policies (continued)

Total federal tax cost of securities	$554,199,076

Gross unrealized appreciation	$181,905,782
Gross unrealized depreciation	(592,573)

Net unrealized appreciation	$181,313,209

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2- Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.71%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,948,311 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $6,487 and reimbursed fund expenses of $184,350 and $12,150 of

15 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2- Advisory Fees and Other Fees Paid to Affiliates (continued)

Series I and Series II, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3- Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4- Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another

16 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Note 4- Security Transactions with Affiliated Funds (continued)

fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $1,560,045 and securities sales of $1,518,654, which resulted in net realized losses of $149,286. For the period May 25, 2019 to June 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $1,770,648, which resulted in net realized gains (losses) of zero.

Note 5- Expense Offset Arrangements

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Acquired Fund’s total expenses of $2,569.

Note 6- Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7- Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JP Morgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8- Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $247,276,504 and $292,797,842, respectively.

Note 9- Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	77,422	$6,215,029	349,932	$26,834,584
Dividends and/or distributions reinvested	1,097,324	84,658,513	1,182,843	95,656,703
Redeemed	(880,883)	(71,892,401)	(1,242,422)	(102,207,288)

Net increase	293,863	$18,981,141	290,353	$20,283,999

Series II Shares
Sold	46,475	$3,469,507	110,486	$8,346,786
Dividends and/or distributions reinvested	80,954	5,797,957	78,492	5,963,052
Redeemed	(57,286)	(4,323,944)	(140,477)	(10,461,719)

Net increase	70,143	$4,943,520	48,501	$3,848,119

17 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 9- Share Information (continued)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 7% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 46% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 10- Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11- Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

18 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

19       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment

20 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

22       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

SPECIAL SHAREHOLDER MEETING Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Discovery Mid Cap Growth Fund/VA into Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	8,078,539	395,025	438,097	0

23       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Semiannual Report	6/30/2019

Invesco Oppenheimer
V.I. Global Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

.

PORTFOLIO MANAGERS: John Delano, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception Date	6-Months	1-Year	5-Year	10-Year
Series I Shares*	11/12/90	21.47%	3.47%	7.96%	12.11%
Series II Shares*	7/13/00	21.30	3.21	7.69	11.83
MSCI All Country World Index		16.23	5.74	6.16	10.15

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	6.0%
LVMH Moet Hennessy Louis Vuitton SE	4.3
Airbus SE	4.2
Facebook, Inc., Cl. A	3.3
Intuit, Inc.	3.3
Adobe, Inc.	3.2
S&P Global, Inc.	3.1
SAP SE	3.0
Anthem, Inc.	2.6
PayPal Holdings, Inc.	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

3        INVESCO OPPENHEIMER V.I. GLOBAL FUND

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      INVESCO OPPENHEIMER V.I. GLOBAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	$1,000.00	$1,214.70	$4.24
Series II shares	1,000.00	1,213.00	5.61

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,020.98	3.87
Series II shares	1,000.00	1,019.74	5.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.77%
Series II shares	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5 INVESCO OPPENHEIMER V.I. GLOBAL FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—26.5%
Automobiles—1.2%
Bayerische Motoren Werke AG	472,666	$29,344,370
Entertainment—3.3%
Capcom Co. Ltd.	631,000	12,691,636
Nintendo Co. Ltd.	63,300	23,270,982
Walt Disney Co. (The)	319,710	44,644,305
		80,606,923
Hotels, Restaurants & Leisure—0.4%
International Game Technology plc	751,631	9,748,654
Interactive Media & Services—9.3%
Alphabet, Inc., Cl. A1	135,840	147,087,552
Facebook, Inc., Cl. A1	422,730	81,586,890
		228,674,442
Internet & Catalog Retail—2.8%
Amazon.com, Inc.[1]	11,769	22,286,131
Farfetch Ltd., Cl. A1	572,410	11,906,128
JD.com, Inc., ADR[1]	1,128,728	34,189,171
		68,381,430
Specialty Retail—2.6%
Industria de Diseno Textil SA	1,226,746	36,857,784
Tiffany & Co.	302,710	28,345,765
		65,203,549
Textiles, Apparel & Luxury Goods—6.9%
Brunello Cucinelli SpA	170,758	5,759,050
Kering SA	101,290	59,917,558
LVMH Moet Hennessy Louis Vuitton SE	244,711	104,171,370
		169,847,978
Consumer Staples—4.2%
Household Products—2.0%
Colgate-Palmolive Co.	679,030	48,666,080
Personal Products—2.2%
Unilever plc	896,770	55,687,538
Energy—0.8%
Energy Equipment & Services—0.8%
TechnipFMC plc	729,070	18,882,828
Financials—16.8%
Capital Markets—6.3%
Credit Suisse Group AG1	1,893,507	22,720,379
Goldman Sachs Group, Inc. (The)	142,780	29,212,788
S&P Global, Inc.	335,650	76,457,714
UBS Group AG1	2,243,658	26,664,857
		155,055,738
Commercial Banks—4.6%
Citigroup, Inc.	825,210	57,789,456
ICICI Bank Ltd., Sponsored ADR	3,248,634	40,900,302
Societe Generale SA	603,899	15,281,309
		113,971,067
Insurance—3.7%
Allianz SE	201,179	48,487,214
Prudential plc	1,887,647	41,114,238
		89,601,452
Real Estate Management & Development—2.2%
DLF Ltd.	20,020,687	54,954,600
Health Care—14.4%
Biotechnology—7.3%
ACADIA Pharmaceuticals, Inc.[1]	433,170	11,578,634
AnaptysBio, Inc.[1]	127,880	7,214,990
Bluebird Bio, Inc.[1]	106,020	13,485,744
Blueprint Medicines Corp.[1]	203,430	19,189,552
GlycoMimetics, Inc.[1]	565,120	6,736,230
Incyte Corp.[1]	206,260	17,523,850

	Shares	Value
Biotechnology (Continued)
Ionis Pharmaceuticals, Inc.[1]	240,970	$15,487,142
MacroGenics, Inc.[1]	530,500	9,002,585
Mirati Therapeutics, Inc.[1]	97,333	10,025,299
Sage Therapeutics, Inc.[1]	171,510	31,401,766
Sarepta Therapeutics, Inc.[1]	102,540	15,580,953
uniQure NV1	204,850	16,009,027
Veracyte, Inc.[1]	245,710	7,005,192
		180,240,964
Health Care Equipment & Supplies—0.7%
Zimmer Biomet Holdings, Inc.	149,030	17,546,792
Health Care Providers & Services—3.4%
Anthem, Inc.	229,715	64,827,870
Centene Corp.[1]	374,680	19,648,219
		84,476,089
Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	410,110	30,622,914
Pharmaceuticals—1.7%
Bayer AG	251,153	17,444,913
resTORbio, Inc.[1]	513,010	5,232,702
Takeda Pharmaceutical Co. Ltd.	513,194	18,241,490
		40,919,105
Industrials—15.1%
Aerospace & Defense—4.2%
Airbus SE	734,200	104,105,804
Air Freight & Couriers—1.2%
United Parcel Service, Inc., Cl. B	279,020	28,814,396
Building Products—1.3%
Assa Abloy AB, Cl. B	1,414,001	32,010,925
Electrical Equipment—2.3%
Nidec Corp.	421,800	57,880,414
Industrial Conglomerates—2.3%
3M Co.	174,240	30,202,762
Siemens AG	215,717	25,641,125
		55,843,887
Machinery—2.6%
Atlas Copco AB, Cl. A	687,797	21,986,550
FANUC Corp.	132,300	24,559,396
Minebea Mitsumi, Inc.	986,000	16,770,961
		63,316,907
Professional Services—1.2%
Equifax, Inc.	217,860	29,463,387
Information Technology—21.4%
Electronic Equipment, Instruments, & Components—6.2%
Keyence Corp.	72,422	44,506,177
Murata Manufacturing Co. Ltd.	956,500	43,136,743
Omron Corp.	496,100	25,993,386
TDK Corp.	516,300	40,142,610
		153,778,916
IT Services—2.9%
PayPal Holdings, Inc.[1]	522,027	59,751,210
StoneCo Ltd., Cl. A1	357,570	10,576,921
		70,328,131
Semiconductors & Semiconductor Equipment—2.3%
Maxim Integrated Products, Inc.	932,235	55,766,298
Software—10.0%
Adobe, Inc.[1]	270,733	79,771,478
Intuit, Inc.	305,890	79,938,234
Microsoft Corp.	93,110	12,473,015
SAP SE	531,196	73,018,763
		245,201,490
Total Common Stocks (Cost $1,138,047,753)		2,438,943,068

6 INVESCO OPPENHEIMER V.I. GLOBAL FUND

	Shares	Value
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	4,053,320	305,346

	Shares	Value
Investment Company—0.7%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[2] (Cost $16,376,058)	16,376,058	16,376,058
Total Investments, at Value (Cost $1,154,423,811)	99.9%	2,455,624,472
Net Other Assets (Liabilities)	0.1	2,550,499
Net Assets	100.0%	$2,458,174,971

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$1,240,492,606	50.5%
Japan	307,193,795	12.5
France	283,476,040	11.6
Germany	193,936,385	7.9
United Kingdom	127,590,732	5.2
India	96,160,248	3.9
Sweden	53,997,476	2.2
Switzerland	49,385,236	2.0
Spain	36,857,784	1.5
China	34,189,171	1.4
Netherlands	16,009,028	0.7
Brazil	10,576,921	0.4
Italy	5,759,050	0.2
Total	$2,455,624,472	100.0%

See accompanying Notes to Financial Statements.

7 INVESCO OPPENHEIMER V.I. GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets

Investments, at value—see accompanying statement of investments:

Unaffiliated companies (cost $1,138,047,753)	$2,439,248,414

Affiliated companies (cost $16,376,058)	16,376,058
2,455,624,472

Cash	1,878,226

Cash—foreign currencies (cost $8)	8

Receivables and other assets:

Dividends	5,826,946

Investments sold	297,382

Shares of beneficial interest sold	265,572

Other	205,093

Total assets	2,464,097,699
Liabilities

Payables and other liabilities:

Shares of beneficial interest redeemed	3,356,920

Investments purchased	1,321,410

Administration fee	332,134

Distribution and service plan fees	225,763

Foreign capital gains tax	194,238

Trustees’ compensation	179,564

Management fee	126,760

Shareholder communications	80,767

Transfer and shareholder servicing agent fees	32,115

Other	73,057

Total liabilities	5,922,728

Net Assets	$2,458,174,971

Composition of Net Assets

Shares of beneficial interest	$1,168,369,319

Total distributable earnings	1,289,805,652

Net Assets	$2,458,174,971

Net Asset Value Per Share

Series I Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $1,320,411,368 and 33,670,683 shares of beneficial interest outstanding)	$39.22

Series II Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $1,137,763,603 and 29,391,110 shares of beneficial interest outstanding)	$38.71

See accompanying Notes to Financial Statements.

8      INVESCO OPPENHEIMER V.I. GLOBAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income

Dividends:

Unaffiliated companies (net of foreign withholding taxes of $2,345,245)	$23,800,189

Affiliated companies	329,573

Total investment income	24,129,762
Expenses

Management fees	7,429,790

Administration fees	359,449

Distribution and service plan fees — Series II shares	1,346,429

Transfer and shareholder servicing agent fees:

Series I shares	625,705

Series II shares	526,013

Shareholder communications:

Series I shares	45,597

Series II shares	37,896

Custodian fees and expenses	66,844

Trustees’ compensation	29,485

Borrowing fees	29,367

Other	51,982

Total expenses	10,548,557

Less reduction to custodian expenses	(16,051)

Less waivers and reimbursements of expenses	(115,228)

Net expenses	10,417,278

Net Investment Income	13,712,484
Realized and Unrealized Gain (Loss)

Net realized loss on Investment transactions in:

Investment transactions	(2,052,432)

Foreign currency transactions	(6,275)

Net realized loss	(2,058,707)

Net change in unrealized appreciation/(depreciation) on investment transactions in:

Investment transactions (net of foreign capital gains tax of $134,059)	426,546,925

Translation of assets and liabilities denominated in foreign currencies	11,995

Net change in unrealized appreciation/(depreciation)	426,558,920

Net Increase in Net Assets Resulting from Operations	$438,212,697

See accompanying Notes to Financial Statements.

9      INVESCO OPPENHEIMER V.I. GLOBAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations

Net investment income	$13,712,484	$18,245,651

Net realized gain (loss)	(2,058,707)	389,171,717

Net change in unrealized appreciation/(depreciation)	426,558,920	(723,755,997)

Net increase (decrease) in net assets resulting from operations	438,212,697	(316,338,629)

Dividends and/or Distributions to Shareholders

Distributions to shareholders from distributable earnings:

Series I shares	(194,974,813)	(111,686,198)

Series II shares	(166,963,633)	(97,522,940)

Total distributions from distributable earnings	(361,938,446)	(209,209,138)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Series I shares	111,356,306	(34,187,598)

Series II shares	198,379,862	(156,723,848)

Total beneficial interest transactions	309,736,168	(190,911,446)

Net Assets

Total increase (decrease)	386,010,419	(716,459,213)

Beginning of period	2,072,164,552	2,788,623,765

End of period	$2,458,174,971	$2,072,164,552

See accompanying Notes to Financial Statements.

10 INVESCO OPPENHEIMER V.I. GLOBAL FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$38.00	$47.42	$35.02	$38.00	$39.50	$40.86
Income (loss) from investment operations:
Net investment income[1]	0.27	0.37	0.29	0.26	0.37[2]	0.52[2]
Net realized and unrealized gain (loss)	7.72	(5.99)	12.50	(0.42)	1.38[2]	0.44[2]
Total from investment operations	7.99	(5.62)	12.79	(0.16)	1.75	0.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.47)	(0.39)	(0.38)	(0.54)	(0.46)
Distributions from net realized gain	(6.37)	(3.33)	0.00	(2.44)	(2.71)	(1.86)
Total dividends and/or distributions to shareholders	(6.77)	(3.80)	(0.39)	(2.82)	(3.25)	(2.32)
Net asset value, end of period	$39.22	$38.00	$47.42	$35.02	$38.00	$39.50

Total Return, at Net Asset Value[3]	21.47%	(13.18)%	36.66%	0.08%	3.94%	2.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,320,411	$1,160,317	$1,479,034	$1,245,070	$1,406,001	$1,468,107
Average net assets (in thousands)	$1,285,618	$1,401,836	$1,379,895	$1,270,049	$1,502,338	$1,532,383
Ratios to average net assets:[4]
Net investment income	1.27%	0.81%	0.69%	0.75%	0.92%[2]	1.30%[2]
Expenses excluding specific expenses listed below	0.78%	0.78%	0.76%	0.77%	0.76%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	0.78%	0.78%	0.76%	0.77%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%[7]	0.76%[7]	0.77%[7]	0.76%[7]	0.76%[7]
Portfolio turnover rate	9%	16%	9%	14%	14%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.78%
Year Ended December 31, 2018	0.78%
Year Ended December 31, 2017	0.76%
Year Ended December 31, 2016	0.77%
Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER V.I. GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$37.53	$46.88	$34.64	$37.59	$39.10	$40.47
Income (loss) from investment operations:
Net investment income[1]	0.22	0.26	0.18	0.17	0.28[2]	0.42[2]
Net realized and unrealized gain (loss)	7.61	(5.92)	12.36	(0.41)	1.36[2]	0.42[2]
Total from investment operations	7.83	(5.66)	12.54	(0.24)	1.64	0.84
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.36)	(0.30)	(0.27)	(0.44)	(0.35)
Distributions from net realized gain	(6.37)	(3.33)	0.00	(2.44)	(2.71)	(1.86)
Total dividends and/or distributions to shareholders	(6.65)	(3.69)	(0.30)	(2.71)	(3.15)	(2.21)
Net asset value, end of period	$38.71	$37.53	$46.88	$34.64	$37.59	$39.10

Total Return, at Net Asset Value[3]	21.30%	(13.39)%	36.32%	(0.16)%	3.67%	2.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,137,764	$911,848	$1,309,590	$1,065,147	$1,081,711	$1,204,379
Average net assets (in thousands)	$1,086,542	$1,215,299	$1,207,002	$1,016,772	$1,219,501	$1,265,528
Ratios to average net assets:[4]
Net investment income	1.03%	0.56%	0.43%	0.49%	0.70%[2]	1.05%[2]
Expenses excluding specific expenses listed below	1.03%	1.03%	1.01%	1.02%	1.01%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.03%	1.03%	1.01%	1.02%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.03%[7]	1.01%[7]	1.02%[7]	1.01%[7]	1.01%[7]
Portfolio turnover rate	9%	16%	9%	14%	14%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the years ended December 31, 2014 and 2015.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.03%
Year Ended December 31, 2018	1.03%
Year Ended December 31, 2017	1.01%
Year Ended December 31, 2016	1.02%
Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1- Significant Accounting Policies

Invesco Oppenheimer V.I. Global Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

13    INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1- Significant Accounting Policies (Continued)

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $2,058,707,which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

14      INVESCO OPPENHEIMER V.I. GLOBAL FUND

Note 1- Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,172,702,183
Federal tax cost of other Investments	8

Total federal tax cost	$1,172,702,191

Gross unrealized appreciation	$1,335,362,694
Gross unrealized depreciation	(52,823,944)

Net unrealized appreciation	$1,282,538,750

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2- Fees and Other Transactions with Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative service agreement with the advisor.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.63%.

    From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $5,929,412 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco

15      INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2- Fees and Other Transactions with Affiliates (Continued)

Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.77% and 1.02%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $14,247 and reimbursed fund expenses of $54,728 and $46,253 for Series I and Series II shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3- Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and

16      INVESCO OPPENHEIMER V.I. GLOBAL FUND

Note 3- Additional Valuation Information (Continued)

would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$379,794,596	$272,012,750	$—	$651,807,346
Consumer Staples	48,666,080	55,687,538	—	104,353,618
Energy	—	18,882,828	—	18,882,828
Financials	204,360,260	209,222,597	—	413,582,857
Health Care	318,119,461	35,686,403	—	353,805,864
Industrials	88,480,545	282,955,175	—	371,435,720
Information Technology	298,277,156	226,797,679	—	525,074,835
Preferred Stock	305,346	—	—	305,346
Investment Company	16,376,058	—	—	16,376,058

Total Assets	$1,354,379,502	$1,101,244,970	$—	$2,455,624,472

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4- Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,051.

Note 5- Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6- Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JP Morgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7- Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $203,230,588 and $227,747,858, respectively.

17      INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 8- Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	410,070	$17,579,913	1,572,044	$70,351,613
Dividends and/or distributions reinvested	5,090,726	194,974,813	2,449,259	111,686,198
Redeemed	(2,361,518)	(101,198,420)	(4,681,582)	(216,225,409)
Net increase (decrease)	3,139,278	$111,356,306	(660,279)	$(34,187,598)

Series II Shares
Sold	3,577,943	$154,752,464	2,224,972	$100,346,158
Dividends and/or distributions reinvested	4,415,859	166,963,633	2,162,851	97,522,940
Redeemed	(2,897,956)	(123,336,235)	(8,029,064)	(354,592,946)
Net increase (decrease)	5,095,846	$198,379,862	(3,641,241)	$(156,723,848)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 30% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 10% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 9- Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 10- Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

18      INVESCO OPPENHEIMER V.I. GLOBAL FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Global Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

19      INVESCO OPPENHEIMER V.I. GLOBAL FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment

20      INVESCO OPPENHEIMER V.I. GLOBAL FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21      INVESCO OPPENHEIMER V.I. GLOBAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

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Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

22      INVESCO OPPENHEIMER V.I. GLOBAL FUND

SPECIAL SHAREHOLDER MEETING Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Global Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global Fund/VA into Invesco Oppenheimer V.I. Global Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	37,342,901	1,568,124	3,585,344	0

23      INVESCO OPPENHEIMER V.I. GLOBAL FUND

Semiannual Report	6/30/2019

Invesco Oppenheimer

V.I. Global Strategic Income Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Strategic Income Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Hemant Baijal, Chris Kelly, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception Date	6-Months	1-Year	5-Year	10-Year
Series I Shares*	5/3/93	8.57%	6.97%	2.50%	5.70%
Series II Shares*	3/19/01	8.23	6.68	2.23	5.42
Bloomberg Barclays U.S. Aggregate Bond Index		6.11	7.87	2.95	3.90

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	37.5%
Mortgage-Backed Obligations
Government Agency	12.3
Non-Agency	7.2
Foreign Government Obligations	18.5
Investment Companies	11.6
U.S. Government Obligations	7.2
Asset-Backed Securities	3.5
Over-the-Counter Options Purchased	0.8
Structured Securities	0.4
Corporate Loans	0.4
Over-the-Counter Interest Rate Swaptions Purchased	0.3
Short-Term Notes	0.3
Exchange-Traded Options Purchased	—*
Rights, Warrants and Certificates	—*
Over-the-Counter Credit Default Swaptions Purchased	—*
Common Stocks	—*
Preferred Stocks	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of investments.

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

For more current Fund holdings, please visit invesco.com.

3 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	$1,000.00	$1,085.70	$4.14
Series II shares	1,000.00	1,082.30	5.43

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,020.83	4.02
Series II shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Principal Amount	Value
Asset-Backed Securities—3.8%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	$7,592	$7,592
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	510,000	510,745
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	673,000	679,894
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	300,000	307,578
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	1,720,000	1,733,435
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	830,000	843,678
Series 2017-4, Cl. D, 3.08%, 12/18/23	375,000	380,544
Series 2019-2, Cl. C, 2.74%, 4/18/25	1,185,000	1,192,297
Series 2019-2, Cl. D, 2.99%, 6/18/25	2,780,000	2,797,729
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	110,000	110,572
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	175,002
Series 2015-3, Cl. D, 3.27%, 3/15/22	610,000	611,305
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	465,880
Series 2017-1, Cl. D, 3.43%, 7/17/23	630,000	636,517
Series 2017-4, Cl. D, 3.30%, 5/15/24	280,000	283,187
Series 2018-1, Cl. D, 3.37%, 7/15/24	195,000	197,776
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	635,000	636,241
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	240,000	242,667
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	70,000	71,028
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	140,000	142,788
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	35,000	35,709
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	99,265	99,208
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	185,000	186,288
CPS Auto Receivables Trust, Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	370,000	370,285
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	29,031	29,029
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	565,000	571,180
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	1,075,000	1,095,635
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	510,000	518,352
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	85,000	87,483
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	515,000	531,089
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.624%
[US0001M+23], 12/15/35[2]	18,993	18,840
Series 2006-H, Cl. 2A1A, 2.544% [US0001M+15], 11/15/36[2]	16,784	13,110
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	190,000	189,652
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	270,000	274,375
Drive Auto Receivables Trust:
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	430,000	436,824
Series 2018-1, Cl. D, 3.81%, 5/15/24	470,000	478,440
Series 2018-3, Cl. D, 4.30%, 9/16/24	175,000	180,466
Series 2019-3, Cl. C, 2.90%, 8/15/25	2,255,000	2,267,460
Series 2019-3, Cl. D, 3.18%, 10/15/26	1,785,000	1,797,421
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	200,000	208,169
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	440,000	442,711
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	415,000	431,605
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	495,000	498,765
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,245,000	1,301,666
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	560,000	564,264
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,950,000	2,024,217
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	285,000	290,535
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	98,826	99,005
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	394,977	395,241
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	265,000	274,240

	Principal Amount		Value
Asset-Backed Securities (Continued)
Exeter Automobile Receivables Trust: (Continued)
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]		$3,731,000	$3,796,281
Flagship Credit Auto Trust, Series 2016- 1, Cl. C, 6.22%, 6/15/22[1]		980,000	1,014,447
GLS Auto Receivables Trust, Series 2018- 1A, Cl. A, 2.82%, 7/15/22[3]		449,475	450,145
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21		320,000	320,200
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.504% [US0001M+10], 8/25/36[2]		832,941	402,961
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 3.363%
[US0001M+95], 5/28/24[1,2]		270,000	270,328
Series 2019-1, Cl. D, 3.863%
[US0001M+145], 5/28/24[1,2]		255,000	255,270
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]		1,110,000	1,138,145
Series 2017-2, Cl. D, 3.49%, 7/17/23		190,000	192,139
Series 2017-3, Cl. D, 3.20%, 11/15/23		760,000	768,252
Series 2018-1, Cl. D, 3.32%, 3/15/24		290,000	294,324
Series 2018-2, Cl. D, 3.88%, 2/15/24		145,000	148,637
Series 2019-2, Cl. D, 3.22%, 7/15/25		170,000	172,509
Santander Retail Auto Lease Trust, Series 2019-A, Cl. C, 3.30%, 5/22/23[1]		260,000	262,907
SLM Student Loan Trust, Series 2004- 5X, Cl. A6, 0.089% [EUR003M+40], 10/25/39[2,4]	EUR	10,750,737	11,864,958
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]		285,000	285,024
United Auto Credit Securitization Trust:
Series 2018-1, Cl. C, 3.05%, 9/10/21[1]		625,000	625,468
Series 2019-1, Cl. C, 3.16%, 8/12/24[1]		130,000	131,010
Veros Automobile Receivables Trust,
Series 2017-1, Cl. A, 2.84%, 4/17/23[1]		48,845	48,817
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]		685,000	701,334
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]		845,000	851,486
Series 2019-2A, Cl. C, 2.84%, 7/15/24[1]		2,530,000	2,539,021
World Financial Network Credit Card Master Trust, Series 2019-B, Cl. A, 2.49%, 4/15/26		3,155,000	3,155,309

Total Asset-Backed Securities (Cost $57,309,721)			57,426,691

Mortgage-Backed Obligations—21.5%
Government Agency—13.5%
FHLMC/FNMA/FHLB/Sponsored—12.7%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		188,110	204,507
5.50%, 9/1/39		205,757	222,205
6.00%, 11/1/21		19,792	21,688
6.50%, 11/1/22-8/1/32		157,564	176,147
7.00%, 10/1/31-10/1/37		35,049	39,760
7.50%, 1/1/32		185,586	220,613
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 99.999%, 2/1/28[5]		3,732	699
Series 205,Cl. IO, 69.358%, 9/1/29[5]		22,425	4,500
Series 243,Cl. 6, 2.397%, 12/15/32[5]		49,701	9,069
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K093,Cl. X1, 0.00%, 5/25/29[5,6]		20,120,000	1,601,121
Series K734,Cl. X1, 0.00%, 2/25/26[5,6]		1,679,762	63,384
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22		134,140	141,578
Series 151,Cl. F, 9.00%, 5/15/21		411	417
Series 1674,Cl. Z, 6.75%, 2/15/24		68,238	72,665
Series 1897,Cl. K, 7.00%, 9/15/26		251,366	276,479

6 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2043,Cl. ZP, 6.50%, 4/15/28	$	120,614	$135,293
Series 2106,Cl. FG, 2.844% [LIBOR01M+45], 12/15/28[2]		207,240	208,173
Series 2122,Cl. F, 2.844% [LIBOR01M+45], 2/15/29[2]		5,766	5,626
Series 2148,Cl. ZA, 6.00%, 4/15/29		113,668	125,456
Series 2195,Cl. LH, 6.50%, 10/15/29		81,638	91,123
Series 2326,Cl. ZP, 6.50%, 6/15/31		9,864	10,955
Series 2344,Cl. FP, 3.344% [LIBOR01M+95], 8/15/31[2]		55,755	57,131
Series 2368,Cl. PR, 6.50%, 10/15/31		39,896	45,372
Series 2412,Cl. GF, 3.344% [LIBOR01M+95], 2/15/32[2]		64,759	66,397
Series 2449,Cl. FL, 2.944% [LIBOR01M+55], 1/15/32[2]		62,924	63,522
Series 2451,Cl. FD, 3.394% [LIBOR01M+100], 3/15/32[2]		29,456	30,255
Series 2461,Cl. PZ, 6.50%, 6/15/32		141,375	158,297
Series 2464,Cl. FI, 3.394% [LIBOR01M+100], 2/15/32[2]		27,460	28,209
Series 2470,Cl. AF, 3.394% [LIBOR01M+100], 3/15/32[2]		50,540	51,911
Series 2470,Cl. LF, 3.394% [LIBOR01M+100], 2/15/32[2]		28,102	28,868
Series 2477,Cl. FZ, 2.944% [LIBOR01M+55], 6/15/31[2]		109,575	110,560
Series 2517,Cl. GF, 3.394% [LIBOR01M+100], 2/15/32[2]		24,433	25,099
Series 2635,Cl. AG, 3.50%, 5/15/32		35,529	36,597
Series 2676,Cl. KY, 5.00%, 9/15/23		288,302	299,670
Series 3025,Cl. SJ, 15.971% [-3.6667 x LIBOR01M+2,475], 8/15/35[2]		69,466	103,433
Series 3848,Cl. WL, 4.00%, 4/15/40		82,161	83,556
Series 3857,Cl. GL, 3.00%, 5/15/40		4,161	4,275
Series 3917,Cl. BA, 4.00%, 6/15/38		53,950	56,609
Series 4221,Cl. HJ, 1.50%, 7/15/23		113,367	112,269
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[5]		4,894	473
Series 2079,Cl. S, 99.999%, 7/17/28[5]		9,207	1,076
Series 2136,Cl. SG, 36.337%, 3/15/29[5]		291,602	44,462
Series 2399,Cl. SG, 99.999%, 12/15/26[5]		150,601	20,376
Series 2437,Cl. SB, 49.452%, 4/15/32[5]		514,381	75,182
Series 2526,Cl. SE, 59.145%, 6/15/29[5]		10,462	1,895
Series 2682,Cl. TQ, 99.999%, 10/15/33[5]		117,076	21,895
Series 2795,Cl. SH, 58.874%, 3/15/24[5]		170,326	11,717
Series 2920,Cl. S, 47.956%, 1/15/35[5]		120,502	20,607
Series 2922,Cl. SE, 18.555%, 2/15/35[5]		19,664	3,223
Series 2981,Cl. AS, 1.215%, 5/15/35[5]		175,825	25,633
Series 2981,Cl. BS, 99.999%, 5/15/35[5]		237,787	39,966
Series 3397,Cl. GS, 4.397%, 12/15/37[5]		79,376	16,606
Series 3424,Cl. EI, 0.00%, 4/15/38[5,6]		23,614	2,344
Series 3450,Cl. BI, 11.942%, 5/15/38[5]		134,105	22,056
Series 3606,Cl. SN, 12.583%, 12/15/39[5]		39,456	6,298
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.811% [US0001M+140], 2/25/49[1,2]		745,000	746,979
Federal National Mortgage Assn.:
2.50%, 7/1/34[7]		4,425,000	4,454,039
3.00%, 7/1/34-7/1/46[7]		21,745,000	21,965,177
3.50%, 7/1/49[7]		46,255,000	47,277,669
4.00%, 7/1/49[7]		24,055,000	24,857,929
4.50%, 7/1/49[7]		73,600,000	76,913,437
5.00%, 7/1/49[7]		6,045,000	6,389,364
Federal National Mortgage Assn. Pool:
5.00%, 9/1/19-7/1/33		210,060	227,219
5.50%, 4/1/21-5/1/36		115,282	126,606

	Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
6.50%, 12/1/29-1/1/34	$	341,245	$386,832
7.00%, 1/1/30-4/1/34		434,893	502,220
7.50%, 2/1/27-3/1/33		583,244	686,768
8.50%, 7/1/32		439	444
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 99.999%, 3/25/23[5]		45,964	4,338
Series 221,Cl. 2, 99.999%, 5/25/23[5]		5,479	567
Series 254,Cl. 2, 99.999%, 1/25/24[5]		101,432	12,200
Series 301,Cl. 2, 22.995%, 4/25/29[5]		22,235	4,311
Series 313,Cl. 2, 99.999%, 6/25/31[5]		243,497	50,975
Series 319,Cl. 2, 0.00%, 2/25/32[5,6]		115,635	24,322
Series 321,Cl. 2, 35.763%, 4/25/32[5]		35,594	7,749
Series 324,Cl. 2, 0.00%, 7/25/32[5,6]		34,732	7,502
Series 328,Cl. 2, 0.00%, 12/25/32[5,6]		68,112	14,622
Series 331,Cl. 5, 2.309%, 2/25/33[5]		132,329	24,833
Series 332,Cl. 2, 0.00%, 3/25/33[5,6]		577,278	123,806
Series 334,Cl. 12, 0.00%, 3/25/33[5,6]		107,506	22,516
Series 339,Cl. 15, 8.16%, 10/25/33[5]		314,577	66,435
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]		100,539	19,561
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]		61,252	12,392
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]		110,882	22,448
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]		78,093	14,768
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]		38,691	7,425
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]		50,784	10,414
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29		70,646	78,372
Series 2001-80,Cl. ZB, 6.00%, 1/25/32		60,255	66,565
Series 2002-29,Cl. F, 3.404% [LIBOR01M+100], 4/25/32[2]		30,197	31,028
Series 2002-64,Cl. FJ, 3.404% [LIBOR01M+100], 4/25/32[2]		9,299	9,555
Series 2002-68,Cl. FH, 2.882% [LIBOR01M+50], 10/18/32[2]		20,525	20,673
Series 2002-84,Cl. FB, 3.404% [LIBOR01M+100], 12/25/32[2]		127,677	131,162
Series 2002-90,Cl. FH, 2.904% [LIBOR01M+50], 9/25/32[2]		71,435	71,980
Series 2003-11,Cl. FA, 3.404% [LIBOR01M+100], 9/25/32[2]		127,680	131,165
Series 2003-116,Cl. FA, 2.804% [LIBOR01M+40], 11/25/33[2]		13,356	13,213
Series 2005-109,Cl. AH, 5.50%, 12/25/25		421,238	436,246
Series 2005-31,Cl. PB, 5.50%, 4/25/35		560,000	626,214
Series 2005-71,Cl. DB, 4.50%, 8/25/25		57,136	58,375
Series 2006-11,Cl. PS, 15.751% [-3.6667 x LIBOR01M+2,456.67], 3/25/36[2]		66,417	101,367
Series 2006-46,Cl. SW, 15.384% [-3.6665 x LIBOR01M+2,419.92], 6/25/36[2]		97,712	145,679
Series 2009-113,Cl. DB, 3.00%, 12/25/20		2,127	2,121
Series 2009-36,Cl. FA, 3.344% [LIBOR01M+94], 6/25/37[2]		14,094	14,447
Series 2009-70,Cl. TL, 4.00%, 8/25/19		2	2
Series 2010-43,Cl. KG, 3.00%, 1/25/21		3,061	3,062
Series 2011-122,Cl. EC, 1.50%, 1/25/20		1,045	1,040
Series 2011-15,Cl. DA, 4.00%, 3/25/41		38,731	40,190
Series 2011-3,Cl. EL, 3.00%, 5/25/20		1,201	1,198
Series 2011-3,Cl. KA, 5.00%, 4/25/40		106,841	112,074
Series 2011-6,Cl. BA, 2.75%, 6/25/20		916	919
Series 2011-82,Cl. AD, 4.00%, 8/25/26		14,868	14,914
Series 2012-20,Cl. FD, 2.804% [LIBOR01M+40], 3/25/42[2]		157,788	158,029

7 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 44.152%, 11/18/31[5]	$33,465	$6,605
Series 2001-63,Cl. SD, 52.33%, 12/18/31[5]	8,324	1,320
Series 2001-68,Cl. SC, 38.394%, 11/25/31[5]	6,207	1,153
Series 2001-81,Cl. S, 44.038%, 1/25/32[5]	7,233	1,355
Series 2002-28,Cl. SA, 40.847%, 4/25/32[5]	5,412	1,040
Series 2002-38,Cl. SO, 53.708%, 4/25/32[5]	36,865	6,591
Series 2002-48,Cl. S, 45.654%, 7/25/32[5]	7,881	1,638
Series 2002-52,Cl. SL, 35.407%, 9/25/32[5]	5,438	1,080
Series 2002-56,Cl. SN, 47.059%, 7/25/32[5]	10,829	2,251
Series 2002-77,Cl. IS, 61.64%, 12/18/32[5]	62,808	12,799
Series 2002-77,Cl. SH, 41.241%, 12/18/32[5]	9,814	1,748
Series 2002-9,Cl. MS, 39.75%, 3/25/32[5]	9,665	2,004
Series 2003-13,Cl. IO, 56.418%, 3/25/33[5]	108,789	24,834
Series 2003-26,Cl. DI, 54.663%, 4/25/33[5]	76,254	19,135
Series 2003-33,Cl. SP, 39.736%, 5/25/33[5]	58,677	11,748
Series 2003-4,Cl. S, 38.298%, 2/25/33[5]	16,368	3,358
Series 2004-56,Cl. SE, 5.216%, 10/25/33[5]	281,224	53,697
Series 2005-12,Cl. SC, 27.99%, 3/25/35[5]	9,161	1,432
Series 2005-14,Cl. SE, 42.607%, 3/25/35[5]	338,955	48,192
Series 2005-40,Cl. SA, 46.084%, 5/25/35[5]	295,885	51,132
Series 2005-40,Cl. SB, 99.999%, 5/25/35[5]	485,052	66,808
Series 2005-52,Cl. JH, 27.027%, 5/25/35[5]	176,704	28,800
Series 2005-63,Cl. SA, 44.48%, 10/25/31[5]	16,194	2,483
Series 2006-90,Cl. SX, 99.999%, 9/25/36[5]	338,248	64,790
Series 2007-88,Cl. XI, 0.00%, 6/25/37[5,6]	316,830	56,807
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	17,442	1,917
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	630	36
Series 2010-95,Cl. DI, 0.00%, 11/25/20[5,6]	2,378	41
Series 2011-96,Cl. SA, 5.755%, 10/25/41[5]	134,048	22,912
Series 2012-134,Cl. SA, 0.00%, 12/25/42[5,6]	455,538	86,785
Series 2012-40,Cl. PI, 25.421%, 4/25/41[5]	719,222	80,365
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	3	0

		193,227,610
GNMA/Guaranteed—0.8%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	43,597	47,869
8.00%, 5/15/26	7,462	7,480
Government National Mortgage Assn. II Pool:
3.50%, 7/1/49[7]	11,310,000	11,680,226
4.125% [H15T1Y+150], 11/20/25[2]	1,676	1,725

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 37.227%, 4/16/37[5]	$179,640	$28,307
Series 2011-52,Cl. HS, 16.739%, 4/16/41[5]	298,407	44,824

		11,810,431
Non-Agency—8.0%
Commercial—3.1%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[1,2]	10,274	10,327
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.798%, 1/15/51[5]	5,729,144	207,309
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.599%, 11/13/50[5]	2,297,408	129,264
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.357%, 1/25/36[8]	10,186	10,093
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	266,566	274,252
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.941%, 10/12/50[5]	6,106,992	415,085
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	981,843
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	180,000	185,070
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	26,345
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	455,000	483,317
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,675,305
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 20.813%, 12/10/45[5]	2,510,139	111,726
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 5.404%
[US0001M+300], 7/25/24[2]	781,213	819,801
Series 2016-C03,Cl. 1M1, 4.404%
[US0001M+200], 10/25/28[2]	96,406	97,096
Series 2017-C03,Cl. 1M1, 3.354%
[US0001M+95], 10/25/29[2]	725,687	727,832
Series 2018-C01,Cl. 1M1, 3.004%
[US0001M+60], 7/25/30[2]	719,998	719,855
Series 2018-C06,Cl. 2M2, 4.504%
[US0001M+210], 3/25/31[2]	1,280,000	1,281,393
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.257%, 6/25/36[8]	42,809	41,815
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.603% [US0001M+22], 7/22/36[1,2]	4,054,659	3,998,739
FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 4.006%, 5/25/45[1,8]	4,165,000	4,287,626
Series 2013-K25,Cl. C, 3.744%, 11/25/45[1,8]	135,000	137,999
Series 2013-K26,Cl. C, 3.721%, 12/25/45[1,8]	95,000	97,099
Series 2013-K27,Cl. C, 3.615%, 1/25/46[1,8]	1,460,000	1,488,957
Series 2013-K28,Cl. C, 3.609%, 6/25/46[1,8]	2,330,000	2,378,398
Series 2013-K29,Cl. C, 3.601%, 5/25/46[1,8]	2,300,000	2,345,027

8 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust: (Continued)
Series 2013-K713,Cl. C, 3.263%, 4/25/46[1,8]	$535,000	$535,732
Series 2014-K714,Cl. C, 3.986%, 1/25/47[1,8]	400,000	405,802
Series 2015-K44,Cl. B, 3.807%, 1/25/48[1,8]	2,310,000	2,375,423
Series 2015-K45,Cl. B, 3.713%, 4/25/48[1,8]	4,646,000	4,780,945
Series 2017-K62,Cl. B, 4.004%, 1/25/50[1,8]	280,000	290,097
Series 2017-K724,Cl. B, 3.599%, 11/25/23[1,8]	1,535,000	1,563,194
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	73,779	74,098
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	160,000	174,092
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	216,234	222,292
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	855,000	875,685
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	879,574
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	235,000	239,313
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	630,000	665,011
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	516,703	517,137
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.697%, 7/25/35[8]	37,502	39,096
JP Morgan Resecuritization Trust, Series 2009- 5, Cl. 1A2, 4.992%, 7/26/36[1,8]	1,904,267	1,857,664
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	116,552	118,331
Series 2014-C24,Cl. B, 4.116%, 11/15/47[8]	680,000	711,190
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,720,000	1,820,216
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	588,656
Series 2014-C14,Cl. B, 4.912%, 2/15/47[8]	240,000	259,442
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.514%, 12/15/50[5]	2,009,860	110,380
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.076%, 6/26/46[1,8]	23,577	23,770
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.472%, 8/25/34[8]	1,692,064	1,718,123
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.709%, 11/15/50[5]	3,798,904	230,015
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	940,000	955,923
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.479%, 12/15/50[5]	2,792,262	175,162
WF-RBS Commercial Mortgage Trust:
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	661,213
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	518,930

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	$120,000	$122,631
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[8]	395,000	421,391
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 29.412%, 3/15/44[1,5]	2,969,380	56,169

		46,918,270
Multi-Family—0.0%
Connecticut Avenue Securities, Series 2017-C04, Cl. 2M1, 3.254% [US0001M+85], 11/25/29[2]	452,932	453,446
Residential—4.9%
Alba plc, Series 2007-1, Cl. F, 4.038% [BP0003M+325], 3/17/39[2,4]	542,755	668,338
Banc of America Funding Trust, Series 2014- R7, Cl. 3A1, 4.991%, 3/26/36[1,8]	10,447	10,482
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[2]	28,505	29,304
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	456,145	459,937
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	399,280	404,407
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 4.991%, 5/25/35[8]	468,422	478,122
Series 2006-AR1,Cl. 1A1, 4.70% [H15T1Y+240], 10/25/35[2]	124,839	128,147
Series 2009-8,Cl. 7A2, 4.991%, 3/25/36[1,8]	5,600,342	5,487,808
Series 2014-8,Cl. 1A2, 2.673% [US0001M+29], 7/20/36[1,2]	3,400,000	3,366,114
Connecticut Avenue Securities:
Series 2017-C01,Cl. 1M2, 5.954% [US0001M+355], 7/25/29[2]	4,140,000	4,386,164
Series 2017-C02,Cl. 2M1, 3.554% [US0001M+115], 9/25/29[2]	655,298	657,369
Series 2017-C06,Cl. 1M1, 3.154% [US0001M+75], 2/25/30[2]	133,845	133,872
Series 2017-C07,Cl. 1M1, 3.054% [US0001M+65], 5/28/30[2]	437,280	437,553
Series 2017-C07,Cl. 1M2, 4.804% [US0001M+240], 5/28/30[2]	580,000	590,113
Series 2018-C02,Cl. 2M1, 3.054% [US0001M+65], 8/25/30[2]	173,237	173,328
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.664%, 7/25/35[8]	7,829	8,028
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.714% [US0001M+31], 7/25/35[2]	11,082	11,099
Marble Arch Residential Securitisation No 4 plc, Series 4X, Cl. E1C, 4.682% [BP0003M+390], 3/20/40[2,4]	1,741,000	2,167,378
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	11,637	10,602
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	1,616,206	1,502,985
Stratton Mortgage Funding plc, Series 2019-1, Cl. A, 0.00%, 12/20/50[18]	6,000,000	7,629,087
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 6.654% [US0001M+425], 11/25/23[2]	845,221	914,116
Series 2014-DN1,Cl. M3, 6.904% [US0001M+450], 2/25/24[2]	815,000	905,681
Series 2014-DN2,Cl. M3, 6.004% [US0001M+360], 4/25/24[2]	840,000	894,167
Series 2014-DN3,Cl. M3, 6.404% [US0001M+400], 8/25/24[2]	2,194,072	2,342,977

9 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2014-HQ2,Cl. M3, 6.154% [US0001M+375], 9/25/24[2]		$915,000	$998,363
Series 2015-HQA2,Cl. M2, 5.204% [US0001M+280], 5/25/28[2]		191,426	194,175
Series 2016-DNA1,Cl. M2, 5.304% [US0001M+290], 7/25/28[2]		213,796	216,376
Series 2016-DNA3,Cl. M3, 7.404% [US0001M+500], 12/25/28[2]		3,845,000	4,232,802
Series 2016-DNA4,Cl. M3, 6.204% [US0001M+380], 3/25/29[2]		5,570,000	5,932,317
Series 2016-HQA3,Cl. M3, 6.254% [US0001M+385], 3/25/29[2]		3,400,000	3,639,664
Series 2016-HQA4,Cl. M3, 6.304% [US0001M+390], 4/25/29[2]		4,580,000	4,942,320
Series 2017-DNA1,Cl. M2, 5.654% [US0001M+325], 7/25/29[2]		1,980,000	2,094,991
Series 2017-HQA1,Cl. M1, 3.604% [US0001M+120], 8/25/29[2]		1,009,640	1,013,231
Series 2017-HQA2,Cl. M1, 3.204% [US0001M+80], 12/25/29[2]		310,113	310,298
Series 2017-HQA3,Cl. M1, 2.954% [US0001M+55], 4/25/30[2]		519,491	519,299
Series 2018-DNA1,Cl. M1, 2.854% [US0001M+45], 7/25/30[2]		1,486,004	1,483,504
Series 2018-DNA1,Cl. M2, 4.204% [US0001M+180], 7/25/30[2]		1,200,000	1,195,108
Towd Point Mortgage Funding 2019-Granite4 plc:
2.23%, 10/20/51		2,920,000	3,721,155
2.58%, 10/20/51		4,400,000	5,612,039
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 4.486%, 10/25/33[8]		45,934	47,277
Series 2005-AR16,Cl. 1A1, 4.243%, 12/25/35[8]		6,725	6,723
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 5.081%, 2/25/35[8]		525,757	547,288
Series 2005-AR15,Cl. 1A2, 4.665%, 9/25/35[8]		96,378	96,069
Series 2005-AR15,Cl. 1A6, 4.665%, 9/25/35[8]		1,183,761	1,179,965
Series 2005-AR4,Cl. 2A2, 5.095%, 4/25/35[8]		4,605	4,698
Series 2006-AR10,Cl. 1A1, 5.008%, 7/25/36[8]		118,006	120,407
Series 2006-AR10,Cl. 5A5, 4.992%, 7/25/36[8]		207,088	210,842
Series 2006-AR2,Cl. 2A3, 4.991%, 3/25/36[8]		922,273	946,570
Series 2006-AR7,Cl. 2A4, 5.088%, 5/25/36[8]		521,353	543,415

			73,606,074

Total Mortgage-Backed Obligations (Cost $320,962,951)			326,015,831

U.S. Government Obligations—8.0%
United States Treasury Inflation-Protected Securities:
1.00%, 2/15/46-2/15/49[9,16,17] (Cost $114,336,844)		114,233,434	120,665,372

Foreign Government Obligations—20.5%
Angola—0.0%
Republic of Angola, 9.375% Sr. Unsec. Nts., 5/8/48[1]		735,000	812,193
Argentina—2.1%
Argentine Republic:
Unsec. Nts., 4/30/20[10]	ARS	289,100,000	7,749,954
0.236% Unsec. Nts., 7/31/20[10]	ARS	550,000,000	12,555,012

	Principal Amount		Value
Argentina (Continued)
Argentine Republic: (Continued)
5.625% Sr. Unsec. Nts., 1/26/22	$	2,060,000	$1,740,721
6.875% Sr. Unsec. Nts., 1/26/27		3,025,000	2,435,503
7.50% Sr. Unsec. Nts., 4/22/26		6,535,000	5,515,605
13.085% Unsec. Nts., 2/28/20[10]	ARS	56,000,000	1,296,130
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	148,012

			31,440,937
Brazil—0.5%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/29	BRL	4,500,000	1,368,341
13.288% Unsec. Nts., 8/15/50	BRL	900,000	1,058,752
18.447% Unsec. Nts., 5/15/45	BRL	4,650,000	5,307,191

			7,734,284
Colombia—0.4%
Republic of Colombia:
Series B, 6.25% Bonds, 11/26/25	COP	8,700,000,000	2,814,622
Series B, 10.00% Bonds, 7/24/24	COP	10,146,000,000	3,829,644

			6,644,266
Cyprus—0.2%
Republic of Cyprus, 2.75% Sr. Unsec. Nts., 5/3/49[4,18]	EUR	1,750,000	2,471,272
Dominican Republic—0.2%
Dominican Republic:
6.40% Unsec. Nts., 6/5/49[1]		900,000	942,792
7.50% Sr. Unsec. Nts., 5/6/21[1]		2,016,667	2,127,583

			3,070,375
Egypt—1.0%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	1,900,000	2,176,434
5.577% Sr. Unsec. Nts., 2/21/23[1]		3,050,000	3,105,791
6.125% Sr. Unsec. Nts., 1/31/22[1]		3,040,000	3,140,761
8.50% Sr. Unsec. Nts., 1/31/47[1]		1,450,000	1,540,616
8.70% Sr. Unsec. Nts., 3/1/49[1]		1,015,000	1,094,586
18.15% Unsec. Nts., 12/11/21	EGP	45,000,000	2,786,655
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	29,000,000	1,719,032

			15,563,875
Fiji—0.1%
Republic of Fiji, 6.625% Sr. Unsec. Nts., 10/2/20[4]		1,535,000	1,534,990
France—0.3%
French Republic, 3.25% Bonds, 5/25/45[4]	EUR	2,297,000	4,134,772
Gabon—0.1%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		1,665,000	1,654,011
Ghana—0.3%
Republic of Ghana:
8.125% Sr. Unsec. Nts., 3/26/32[1]		2,020,000	2,057,461
8.627% Sr. Unsec. Nts., 6/16/49[1]		1,440,000	1,455,876
8.95% Sr. Unsec. Nts., 3/26/51[1]		870,000	903,070

			4,416,407
Greece—2.4%
Hellenic Republic:
Bonds, 10/15/42[8]	EUR	30,230,000	149,426
3.875% Sr. Unsec. Nts., 3/12/29[1,4]	EUR	4,400,000	5,619,900
3.90% Bonds, 1/30/33[4]	EUR	19,690,000	25,130,397
4.00% Bonds, 1/30/37[4]	EUR	4,095,000	5,267,082

			36,166,805
India—1.6%
Republic of India:
7.17% Sr. Unsec. Nts., 1/8/28	INR	385,000,000	5,654,536
7.59% Sr. Unsec. Nts., 1/11/26	INR	600,000,000	8,967,296
7.72% Sr. Unsec. Nts., 5/25/25	INR	15,000,000	226,062
8.20% Sr. Unsec. Nts., 9/24/25	INR	415,600,000	6,391,669

10 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
India (Continued)
Republic of India: (Continued) 8.24% Sr. Unsec. Nts., 2/15/27	INR	215,000,000	$3,336,000

			24,575,563
Indonesia—2.1%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		525,000	555,324
4.55% Sr. Unsec. Nts., 3/29/26[1]		790,000	845,798
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		440,000	455,613
4.125% Sr. Unsec. Nts., 1/15/25[1]		490,000	515,986
8.125% Sr. Unsec. Nts., 5/15/24	IDR	86,000,000,000	6,428,313
8.25% Sr. Unsec. Nts., 5/15/29	IDR	29,100,000,000	2,188,551
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	32,400,000,000	2,349,777
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	104,095,000,000	7,844,359
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	40,000,000,000	2,771,604
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	112,480,000,000	7,750,827

			31,706,152
Italy—1.8%
Italy Buoni Poliennali Del Tesoro:
3.10% Sr. Unsec. Nts., 3/1/40[1,4]	EUR	9,905,000	11,838,941
4.75% Unsec. Nts., 9/1/44[1,4]	EUR	10,100,000	15,151,248

			26,990,189
Ivory Coast—0.2%
Republic of Cote d’Ivoire, 5.25% Sr. Unsec. Nts., 3/22/30[1]	EUR	2,110,000	2,350,748
Malaysia—0.2%
Federation of Malaysia:
3.733% Sr. Unsec. Nts., 6/15/28	MYR	3,500,000	852,866
4.127% Sr. Unsec. Nts., 4/15/32	MYR	7,600,000	1,888,500

			2,741,366
Mexico—1.2%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	84,445,000	4,004,392
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	256,700,000	14,233,033

			18,237,425
Oman—0.4%
Sultanate of Oman:
3.875% Sr. Unsec. Nts., 3/8/22[1]		2,955,000	2,912,516
6.75% Sr. Unsec. Nts., 1/17/48[1]		3,185,000	2,818,620

			5,731,136
Panama—0.1%
Panama Notas del Tesoro, 3.75% Sr. Unsec. Nts., 4/17/26[1]		2,130,000	2,215,632
Paraguay—0.2%
Republic of Paraguay:
4.625% Sr. Unsec. Nts., 1/25/23[1]		3,050,000	3,211,680
5.40% Sr. Unsec. Nts., 3/30/50[1]		530,000	589,962

			3,801,642
Peru—0.0%
Republic of Peru, 5.40% Sr. Unsec. Nts., 8/12/34[1,4]	PEN	455,000	141,304
Russia—0.2%
Russian Federation, 4.875% Sr. Unsec. Nts., 9/16/23[1]		3,050,000	3,267,523
Saudi Arabia—0.1%
Kingdom of Saudi Arabia, 4.375% Sr. Unsec. Nts., 4/16/29[1]		1,345,000	1,456,136

	Principal Amount		Value
Senegal—0.1%
Republic of Senegal:
6.25% Unsec. Nts., 5/23/33[1]		$460,000	$446,112
6.75% Sr. Unsec. Nts., 3/13/48[1]		835,000	786,383

			1,232,495
Serbia—0.0%
Republic of Serbia, 4.875% Sr. Unsec. Nts., 2/25/20[1]		395,000	400,460
South Africa—2.3%
Republic of South Africa:
Series 2023, 7.75% Sr. Unsec. Nts., 2/28/23	ZAR	22,500,000	1,622,604
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	159,100,000	10,676,377
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	107,000,000	6,946,546
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	60,000,000	3,841,534
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	133,675,000	10,734,809
Series R214, 6.50% Sr. Unsec. Nts., 2/28/41	ZAR	25,000,000	1,270,412

			35,092,282
Spain—0.4%
Kingdom of Spain, 0.60% Bonds, 10/31/29[1,4]	EUR	4,990,000	5,761,697
Sri Lanka—0.8%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		1,450,000	1,439,944
5.875% Sr. Unsec. Nts., 7/25/22[1]		1,350,000	1,356,530
6.25% Sr. Unsec. Nts., 10/4/201		4,760,000	4,825,418
6.35% Sr. Unsec. Nts., 6/28/24[1]		1,210,000	1,209,770
7.55% Sr. Unsec. Nts., 3/28/30[1]		1,420,000	1,427,520
7.85% Sr. Unsec. Nts., 3/14/29[1]		1,135,000	1,173,116

			11,432,298
Thailand—0.5%
Kingdom of Thailand, 2.125% Sr. Unsec. Nts., 12/17/26	THB	210,000,000	6,915,258
Turkey—0.5%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	15,200,000	2,092,117
10.70% Bonds, 2/17/21	TRY	22,045,000	3,395,931
12.40% Bonds, 3/8/28	TRY	13,500,000	1,939,729

			7,427,777
Ukraine—0.2%
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/26[4]		2,410,000	2,489,340
Uruguay—0.0%
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	13,555,000	383,378

Total Foreign Government Obligations (Cost $310,265,930)			309,993,988

Corporate Loans—0.4%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 5.439% [LIBOR12+300], 11/17/25[2]		271,687	270,668
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.233% [LIBOR12+475], 2/27/23[2]		544,500	545,861
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.983% [LIBOR12+450], 4/6/24[2]		539,326	538,822
Claire’s Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 9.938% 10/12/38[8]		37,137	37,137
Dun & Bradstreet Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.479% 2/6/26[8]		860,000	861,346

11 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
iHeartCommunications, Inc, Sr. Sec.
Credit Facilities 1st Lien Exit Term Loan, 6.579% 5/1/26[8]	$594,854	$596,297
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.402% [LIBOR12+400], 5/15/23[2]	570,000	539,006
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.772% [LIBOR4+725], 10/17/22[2]	1,567,143	1,059,130
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.921% 10/25/23[8,11]	673,522	591,016
PetSmart, Inc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.72%
[LIBOR12+400], 3/11/22[2,7]	466,126	454,983
Scientific Games International, Inc.,
Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B5, 5.189%-5.233%
[LIBOR6+275], 8/14/24[2]	850,693	838,936
Windstream Services LLC, Sr. Sec. Credit
Facilities Term Loan, Tranche B6, 8.50%
[PRIME4+500], 3/29/21[2,12]	306,086	315,651

Total Corporate Loans (Cost $7,029,845)		6,648,853

Corporate Bonds and Notes—41.4%
Consumer Discretionary—6.4%
Auto Components—0.3%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	1,245,000	1,243,444
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	705,000	744,656
Delphi Technologies plc, 5.00% Sr.
Unsec. Nts., 10/1/25[1]	285,000	254,362
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	520,000	514,150
Grinding Media, Inc./Moly-Cop AltaSteel
Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	345,000	332,063
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]	265,000	275,931
8.50% Sr. Unsec. Nts., 5/15/27[1]	570,000	588,525

		3,953,131
Automobiles—0.2%
Ford Motor Credit Co. LLC, 5.75% Sr.
Unsec. Nts., 2/1/21	1,660,000	1,728,640
General Motors Financial Co., Inc., 4.20% Sr. Unsec. Nts., 11/6/21	1,460,000	1,503,845
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	285,000	251,156

		3,483,641
Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	387,000	392,805
Diversified Consumer Services—0.1%
Cengage Learning, Inc., 9.50% Sr.
Unsec. Nts., 6/15/24[1]	140,000	134,050
EMC Corp., 2.65% Sr. Unsec. Nts., 6/1/20	420,000	417,749
Service Corp. International, 4.625% Sr.
Unsec. Nts., 12/15/27	290,000	297,250

		849,049
Entertainment—0.3%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25	705,000	655,685
5.875% Sr. Unsec. Nts., 11/15/26	760,000	684,000
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	502,425

	Principal Amount	Value
Entertainment (Continued)
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	$930,000	$957,900
Live Nation Entertainment, Inc., 5.625%
Sr. Unsec. Nts., 3/15/26[1]	550,000	578,187
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28	275,000	305,146
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	665,000	691,600

		4,374,943
Hotels, Restaurants & Leisure—1.7%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	785,000	795,794
5.00% Sec. Nts., 10/15/25[1]	1,335,000	1,348,750
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	745,000	759,900
5.00% Sr. Unsec. Nts., 2/1/28[1]	815,000	840,469
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	690,000	727,950
6.375% Sr. Unsec. Nts., 4/1/26	220,000	233,559
Caesars Resort Collection LLC/CRC
Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	820,000	822,050
CEC Entertainment, Inc., 8.00% Sr.
Unsec. Nts., 2/15/22	385,000	389,331
Cedar Fair LP, 5.25% Sr. Unsec. Nts., 7/15/29[1]	440,000	450,252
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%
Sr. Sec. Nts., 2/15/23[1]	330,000	350,625
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	430,000	454,187
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[3]	1,370,000	1,414,525
8.75% Sr. Unsec. Nts., 10/1/25[1]	1,160,000	1,220,900
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	425,000	432,437
4.875% Sr. Unsec. Nts., 1/15/30[1]	295,000	304,367
5.125% Sr. Unsec. Nts., 5/1/26	550,000	575,437
Hilton Grand Vacations Borrower LLC/
Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	700,000	750,750
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,595,000	2,753,944
IRB Holding Corp., 6.75% Sr. Unsec.
Nts., 2/15/26[1]	270,000	269,325
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	435,000	446,962
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	1,045,984
Melco Resorts Finance Ltd., 4.875% Sr.
Unsec. Nts., 6/6/25[1]	1,495,000	1,488,090
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer,
Inc., 5.625% Sr. Unsec. Nts., 5/1/24	925,000	1,000,156
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	510,000	557,165
6.00% Sr. Unsec. Nts., 3/15/23	775,000	841,844
6.625% Sr. Unsec. Nts., 12/15/21	405,000	438,412
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	700,000	688,625
Penn National Gaming, Inc., 5.625% Sr.
Unsec. Nts., 1/15/27[1]	725,000	717,750
Scientific Games International, Inc.:
8.25% Sr. Unsec. Nts., 3/15/26[1]	570,000	599,919
10.00% Sr. Unsec. Nts., 12/1/22	934,000	983,035
Six Flags Entertainment Corp., 4.875%
Sr. Unsec. Nts., 7/31/24[1]	500,000	508,750

12 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Viking Cruises Ltd., 5.875% Sr. Unsec.
Nts., 9/15/27[1]	$385,000	$390,775
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	390,000	391,950
5.50% Sr. Unsec. Nts., 3/1/25[1]	565,000	584,945
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	285,000	280,013
5.50% Sr. Unsec. Nts., 10/1/27[1]	135,000	131,625

		25,990,552
Household Durables—0.9%
Ardagh Packaging Finance plc/Ardagh
Holdings USA, Inc.:
4.25% Sr. Sec. Nts., 9/15/22[1]	365,000	369,562
4.625% Sr. Sec. Nts., 5/15/23[1]	145,000	147,719
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	365,000	318,353
6.75% Sr. Unsec. Nts., 3/15/25	1,610,000	1,547,612
7.25% Sr. Unsec. Nts., 2/1/23	43,000	42,355
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	405,000	426,769
4.75% Sr. Unsec. Nts., 4/1/21	2,925,000	3,009,094
4.75% Sr. Unsec. Nts., 5/30/25	1,005,000	1,069,069
5.00% Sr. Unsec. Nts., 6/15/27	430,000	453,650
5.25% Sr. Unsec. Nts., 6/1/26	295,000	315,281
LGI Homes, Inc., 6.875% Sr. Unsec. Nts., 7/15/26[1]	285,000	292,837
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	795,000	810,900
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	740,000	801,975
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	615,000	641,138
Taylor Morrison Communities, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	1,240,000	1,283,400
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	560,000	590,800
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	775,000	769,188
6.00% Sr. Unsec. Nts., 9/1/23	550,000	561,000

		13,450,702
Internet & Catalog Retail—0.0%
Getty Images, Inc., 9.75% Sr. Unsec.
Nts., 3/1/27[1]	70,000	72,275
GrubHub Holdings, Inc., 5.50% Sr.
Unsec. Nts., 7/1/27[1]	595,000	611,578

		683,853
Leisure Equipment & Products—0.1%
Mattel, Inc.:
4.35% Sr. Unsec. Nts., 10/1/20	405,000	409,556
6.75% Sr. Unsec. Nts., 12/31/25[1]	1,410,000	1,454,063

		1,863,619
Media—2.2%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	205,000	210,637
7.50% Sr. Sec. Nts., 5/15/26[1]	770,000	775,852
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	695,000	719,325
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	1,025,000	1,053,188
8.125% Sr. Sec. Nts., 2/1/27[1]	560,000	589,400
Altice Luxembourg SA:
7.625% Sr. Unsec. Nts., 2/15/25[1]	285,000	269,147
10.50% Sr. Unsec. Nts., 5/15/27[1]	575,000	591,300
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	530,000	539,937

	Principal Amount	Value
Media (Continued)
AMC Networks, Inc.: (Continued) 5.00% Sr. Unsec. Nts., 4/1/24	$275,000	$282,906
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,362,000	1,505,010
Block Communications, Inc., 6.875% Sr.
Unsec. Nts., 2/15/25[1]	460,000	481,850
Cablevision Systems Corp., 5.875% Sr.
Unsec. Nts., 9/15/22	415,000	440,419
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	265,000	266,242
5.00% Sr. Unsec. Nts., 2/1/28[1]	840,000	859,908
5.125% Sr. Unsec. Nts., 5/1/23[1]	560,000	573,125
5.125% Sr. Unsec. Nts., 5/1/27[1]	1,040,000	1,079,374
5.375% Sr. Unsec. Nts., 5/1/25[1]	205,000	212,431
5.75% Sr. Unsec. Nts., 2/15/26[1]	1,315,000	1,382,394
5.875% Sr. Unsec. Nts., 4/1/24[1]	325,000	340,438
5.875% Sr. Unsec. Nts., 5/1/27[1]	205,000	216,787
Clear Channel Commuications, Inc., 9.00% Sr. Nts., 12/15/19[12,13]	1,455,000	0
Clear Channel International BV, 8.75%
Sr. Unsec. Nts., 12/15/20[3]	265,000	272,287
Clear Channel Worldwide Holdings,
Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22	1,465,000	1,497,962
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	715,000	744,494
5.375% Sr. Unsec. Nts., 7/15/23[1]	285,000	293,550
5.50% Sr. Unsec. Nts., 5/15/26[1]	205,000	215,496
5.50% Sr. Unsec. Nts., 4/15/27[1]	560,000	589,400
6.50% Sr. Unsec. Nts., 2/1/29[1]	285,000	311,541
10.875% Sr. Unsec. Nts., 10/15/25[1]	722,000	829,401
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[1]	300,000	299,692
DISH DBS Corp.:
5.125% Sr. Unsec. Nts., 5/1/20	285,000	287,135
5.875% Sr. Unsec. Nts., 7/15/22	430,000	438,063
5.875% Sr. Unsec. Nts., 11/15/24	2,280,000	2,166,000
6.75% Sr. Unsec. Nts., 6/1/21	285,000	299,962
7.75% Sr. Unsec. Nts., 7/1/26	250,000	245,625
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	745,000	760,831
5.875% Sr. Unsec. Nts., 7/15/26[1]	1,010,000	1,050,400
iHeartCommunications, Inc.:
6.375% Sr. Sec. Nts., 5/1/26	135,967	144,975
8.375% Sr. Unsec. Nts., 5/1/27	246,439	259,382
MDC Partners, Inc., 6.50% Sr. Unsec.
Nts., 5/1/24[1]	255,000	235,610
Nexstar Broadcasting, Inc., 5.625% Sr.
Unsec. Nts., 8/1/24[1]	1,105,000	1,147,498
Nexstar Escrow, Inc., 5.625% Sr. Unsec.
Nts., 7/15/27[1,7]	280,000	287,700
Sinclair Television Group, Inc., 5.625%
Sr. Unsec. Nts., 8/1/24[1]	1,010,000	1,035,250
Sirius XM Radio, Inc.:
4.625% Sr. Unsec. Nts., 7/15/24[1,7]	580,000	593,639
5.50% Sr. Unsec. Nts., 7/1/29[1]	655,000	672,122
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	650,000	669,500
Townsquare Media, Inc., 6.50% Sr.
Unsec. Nts., 4/1/23[1]	265,000	262,019
Tribune Media Co., 5.875% Sr. Unsec.
Nts., 7/15/22	725,000	741,240
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	245,000	240,712
5.125% Sr. Sec. Nts., 2/15/25[1]	1,435,000	1,372,219
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	415,000	434,298
5.50% Sr. Sec. Nts., 8/15/26[1]	705,000	732,319

13 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Virgin Media Secured Finance plc: (Continued)
5.50% Sr. Sec. Nts., 5/15/29[1]	$295,000	$299,794
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	1,190,000	1,216,430

		33,036,216

Specialty Retail—0.5%
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	400,000	342,000
8.25% Sr. Unsec. Nts., 4/15/25[1]	825,000	713,625
GameStop Corp., 6.75% Sr. Unsec. Nts., 3/15/21[1]	1,180,000	1,159,350
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	270,000	248,063
6.875% Sr. Unsec. Nts., 11/1/35	1,775,000	1,587,489
7.50% Sr. Unsec. Nts., 6/15/29	595,000	595,586
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	530,000	547,888
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[1,7]	585,000	584,497
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	560,000	544,600
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	700,000	682,500
7.125% Sr. Unsec. Nts., 3/15/23[1]	285,000	268,612
Sonic Automotive, Inc., 6.125% Sr. Unsec. Nts., 3/15/27	650,000	641,875

		7,916,085

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	380,000	396,416
4.875% Sr. Unsec. Nts., 5/15/26[1]	405,000	422,168
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[1]	285,000	299,606

		1,118,190

Consumer Staples—1.1%
Beverages—0.1%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	1,510,000	1,504,715
Food & Staples Retailing—0.4%
Albertsons Cos. LLC/Safeway, Inc./New
Albertsons LP/Albertson’s LLC:
5.75% Sr. Unsec. Nts., 3/15/25	315,000	318,937
6.625% Sr. Unsec. Nts., 6/15/24	1,035,000	1,077,694
7.50% Sr. Unsec. Nts., 3/15/26[1]	285,000	305,662
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	820,000	561,700
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	688,000	706,920
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[1]	1,430,000	1,408,550
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	1,345,000	1,139,888
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	1,145,000	1,047,675
7.75% Sr. Sec. Nts., 1/15/24[1]	275,000	297,688

		6,864,714

Food Products—0.4%
Darling Ingredients, Inc., 5.25% Sr.
Unsec. Nts., 4/15/27[1]	285,000	297,965
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	105,000	56,962
JBS Investments II GmbH, 7.00% Sr.
Unsec. Nts., 1/15/26[1]	430,000	466,765
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	610,000	636,688
6.75% Sr. Unsec. Nts., 2/15/28[1]	560,000	610,400

	Principal Amount	Value
Food Products (Continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50% Sr. Unsec. Nts., 4/15/29[1]	$570,000	$620,136
Lamb Weston Holdings, Inc., 4.625% Sr. Unsec. Nts., 11/1/24[1]	285,000	296,756
NBM US Holdings, Inc., 7.00% Sr. Unsec. Nts., 5/14/26[1]	555,000	584,025
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	575,000	585,063
5.875% Sr. Unsec. Nts., 9/30/27[1]	265,000	275,600
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	325,000	330,688
5.75% Sr. Unsec. Nts., 3/1/27[1]	795,000	824,813

		5,585,861
Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	645,000	568,664
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	280,000	289,800

		858,464
Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	910,000	948,675
First Quality Finance Co., Inc., 5.00% Sr. Unsec. Nts., 7/1/25[1]	575,000	580,750

		1,529,425
Energy—6.1%
Energy Equipment & Services—1.1%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[1]	700,000	696,374
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	285,000	223,725
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	715,000	504,075
CSI Compressco LP/CSI Compressco Finance, Inc.:
7.25% Sr. Unsec. Nts., 8/15/22	145,000	130,862
7.50% Sr. Sec. Nts., 4/1/25[1]	430,000	424,087
Ensco Rowan plc:
5.20% Sr. Unsec. Nts., 3/15/25	505,000	373,069
7.75% Sr. Unsec. Nts., 2/1/26	135,000	101,250
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[4,11]	1,468,706	1,449,434
8.00% Sr. Sec. Nts., 12/11/22[11]	1,834,162	1,533,305
Exterran Energy Solutions LP/EES
Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	260,000	265,525
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	2,900,000	2,721,447
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	655,000	583,769
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	3,120,000	3,445,002
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	480,000	466,800
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	610,000	475,800
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	275,000	281,108
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	259,875	268,971
Transocean Poseidon Ltd., 6.875% Sr. Sec. Nts., 2/1/27[1]	145,000	153,609
Transocean Sentry Ltd., 5.375% Sr. Sec. Nts., 5/15/23[1]	575,000	577,156
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	265,000	253,737

14 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Transocean, Inc.: (Continued) 9.00% Sr. Unsec. Nts., 7/15/23[1]	$845,000	$903,094
Unit Corp., 6.625% Sr. Unsec. Nts., 5/15/21	285,000	258,638
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 9/1/27[1]	430,000	453,697

		16,544,534
Oil, Gas & Consumable Fuels—5.0%
Aker BP ASA, 4.75% Sr. Unsec. Nts., 6/15/24[1]	300,000	309,488
Antero Resources Corp.:
5.125% Sr. Unsec. Nts., 12/1/22	340,000	327,675
5.375% Sr. Unsec. Nts., 11/1/21	285,000	282,506
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	955,000	990,812
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	705,000	749,873
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	405,000	388,800
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	715,000	723,937
Brazos Valley Longhorn LLC/Brazos Valley Longhorn Finance Corp., 6.875% Sr. Unsec. Nts., 2/1/25	275,000	259,875
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20	435,000	419,775
8.00% Sec. Nts., 12/15/22[1]	1,078,000	817,932
Callon Petroleum Co., 6.375% Sr. Unsec. Nts., 7/1/26	1,170,000	1,183,163
Calumet Specialty Products Partners LP/ Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	415,000	415,000
7.625% Sr. Unsec. Nts., 1/15/22	215,000	209,087
Carrizo Oil & Gas, Inc.:
6.25% Sr. Unsec. Nts., 4/15/23	145,000	140,469
8.25% Sr. Unsec. Nts., 7/15/25	290,000	287,100
Centennial Resource Production LLC:
5.375% Sr. Unsec. Nts., 1/15/26[1]	145,000	138,475
6.875% Sr. Unsec. Nts., 4/1/27[1]	285,000	289,275
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	525,000	571,594
7.00% Sr. Sec. Nts., 6/30/24	865,000	996,999
Chesapeake Energy Corp.:
7.00% Sr. Unsec. Nts., 10/1/24	325,000	292,906
7.50% Sr. Unsec. Nts., 10/1/26	395,000	353,525
8.00% Sr. Unsec. Nts., 3/15/26[1]	316,000	288,350
8.00% Sr. Unsec. Nts., 6/15/27	425,000	373,736
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	70,000	70,262
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	128,000	124,800
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp.:
5.625% Sr. Unsec. Nts., 5/1/27[1]	575,000	573,964
5.75% Sr. Unsec. Nts., 4/1/25	100,000	101,750
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	720,000	722,700
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	1,155,000	1,178,966
DCP Midstream Operating LP:
4.75% Sr. Unsec. Nts., 9/30/21[1]	285,000	292,837
5.125% Sr. Unsec. Nts., 5/15/29	300,000	310,547
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	555,000	549,450

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Denbury Resources, Inc.: (Continued) 9.25% Sec. Nts., 3/31/22[1]	$611,000	$575,867
Energy Transfer Operating LP:
5.875% Sr. Unsec. Nts., 1/15/24	565,000	628,409
7.50% Sr. Unsec. Nts., 10/15/20	290,000	307,666
EnLink Midstream LLC, 5.375% Sr. Unsec. Nts., 6/1/29	145,000	149,053
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	1,210,000	1,228,126
5.60% Sr. Unsec. Nts., 4/1/44	375,000	345,938
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[1]	570,000	560,869
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	815,000	850,656
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	845,000	758,387
8.00% Sr. Sec. Nts., 11/29/24[1]	3,340,000	2,304,600
9.375% Sec. Nts., 5/1/24[3]	802,000	188,470
Extraction Oil & Gas, Inc.:
5.625% Sr. Unsec. Nts., 2/1/26[1]	430,000	349,375
7.375% Sr. Unsec. Nts., 5/15/24[1]	265,000	227,900
Fortress Transportation & Infrastructure Investors LLC, 6.75% Sr. Unsec. Nts., 3/15/22[1]	285,000	296,756
Genesis Energy LP/Genesis Energy Finance Corp.:
6.25% Sr. Unsec. Nts., 5/15/26	1,005,000	974,850
6.50% Sr. Unsec. Nts., 10/1/25	620,000	608,375
6.75% Sr. Unsec. Nts., 8/1/22	115,000	116,438
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	420,000	326,550
6.375% Sr. Unsec. Nts., 5/15/25	275,000	214,156
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	275,000	284,281
HighPoint Operating Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	145,000	140,650
8.75% Sr. Unsec. Nts., 6/15/25	188,000	180,480
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	165,000	166,238
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	265,000	276,925
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	455,000	410,638
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	1,890,000	1,929,049
Kinder Morgan Energy Partners LP, 3.45% Sr. Unsec. Nts., 2/15/23	1,455,000	1,495,218
Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	285,000	265,763
6.25% Sr. Unsec. Nts., 3/15/23	115,000	107,560
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	715,000	721,256
7.00% Sr. Unsec. Nts., 3/31/24[1]	265,000	253,075
Moss Creek Resources Holdings, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	180,000	154,350
10.50% Sr. Unsec. Nts., 5/15/27[1]	575,000	552,719
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,11]	2,352,945	488,236
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	290,000	321,560
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	1,010,000	1,004,950
7.50% Sr. Unsec. Nts., 11/1/23	225,000	236,250
7.50% Sr. Unsec. Nts., 4/15/26[1]	515,000	537,349

15 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Oil, Gas & Consumable Fuels (Continued)
NuStar Logistics LP:
4.80% Sr. Unsec. Nts., 9/1/20		$285,000	$290,700
6.00% Sr. Unsec. Nts., 6/1/26		300,000	311,250
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		610,000	611,525
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		275,000	282,219
Parsley Energy LLC/Parsley Finance
Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		400,000	420,000
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Unsec. Nts., 11/15/23		375,000	390,941
7.25% Sr. Unsec. Nts., 6/15/25		420,000	441,525
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		430,000	445,588
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26		535,000	526,975
Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 3/31/22[1]		360,000	369,900
6.375% Sr. Sec. Nts., 3/31/25[1]		560,000	568,400
Petrobras Global Finance BV:
6.85% Sr. Unsec. Nts., 6/5/15		1,095,000	1,137,880
6.90% Sr. Unsec. Nts., 3/19/49		1,580,000	1,685,860
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26[4]	EUR	1,400,000	1,525,032
4.875% Sr. Unsec. Nts., 1/24/22		535,000	534,465
6.375% Sr. Unsec. Nts., 2/4/21		3,080,000	3,167,780
6.375% Sr. Unsec. Nts., 1/23/45		2,855,000	2,466,006
6.50% Sr. Unsec. Nts., 1/23/29		1,055,000	1,023,350
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		1,045,000	909,797
QEP Resources, Inc.:
5.625% Sr. Unsec. Nts., 3/1/26		665,000	628,425
6.875% Sr. Unsec. Nts., 3/1/21		285,000	294,263
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 3/15/23		285,000	269,325
5.75% Sr. Unsec. Nts., 6/1/21		285,000	289,275
Reliance Industries Ltd.:
6.78% Unsec. Nts., 9/16/20	INR	70,000,000	1,016,055
7.00% Unsec. Nts., 8/31/22	INR	210,000,000	3,054,227
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[2,4]	EUR	1,410,000	1,827,122
Rio Oil Finance Trust Series 2014-1,
9.25% Sr. Sec. Nts., 7/6/24[1]		187,729	210,022
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		375,000	18,750
7.25% Sr. Sec. Nts., 2/15/23[1]		147,000	112,088
7.75% Sr. Unsec. Nts., 6/15/21		445,000	24,475
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22		315,000	312,089
5.625% Sr. Unsec. Nts., 11/15/23		545,000	523,200
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27		280,000	260,400
6.75% Sr. Unsec. Nts., 9/15/26		455,000	428,838
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]		3,065,000	3,561,334
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		137,000	126,040
7.50% Sr. Unsec. Nts., 4/1/26		560,000	533,333
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25		305,000	279,075
State Oil Co. of the Azerbaijan Republic,
4.75% Sr. Unsec. Nts., 3/13/23[4]		1,525,000	1,590,575
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		995,000	875,600
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23		335,000	342,956

	Principal Amount		Value
Oil, Gas & Consumable Fuels (Continued)
Sunoco LP/Sunoco Finance Corp.: (Continued)
5.50% Sr. Unsec. Nts., 2/15/26		$180,000	$187,875
5.875% Sr. Unsec. Nts., 3/15/28		404,000	419,655
6.00% Sr. Unsec. Nts., 4/15/27[1]		285,000	299,963
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]		555,000	575,812
5.50% Sr. Unsec. Nts., 1/15/28[1]		335,000	340,444
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28		610,000	613,050
5.875% Sr. Unsec. Nts., 4/15/26		550,000	585,063
6.50% Sr. Unsec. Nts., 7/15/27[1]		285,000	311,363
Transcanada Trust, 5.875% [US0003M+464] Jr. Sub. Nts., 8/15/76[2]		1,455,000	1,495,624
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26		415,000	440,896
Whiting Petroleum Corp.:
5.75% Sr. Unsec. Nts., 3/15/21		340,000	340,425
6.625% Sr. Unsec. Nts., 1/15/26		550,000	533,156
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23		285,000	326,325

			75,430,927

Financials—12.3%
Capital Markets—1.6%
Banco BTG Pactual SA/Cayman Islands,
5.50% Sr. Unsec. Nts., 1/31/23[1]		1,525,000	1,587,906
Cornerstone Building Brands, Inc.,
8.00% Sr. Unsec. Nts., 4/15/26[1]		425,000	415,437
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,4,14]		4,970,000	5,480,658
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]		265,000	273,944
10.75% Sr. Unsec. Nts., 9/1/24[1]		255,000	252,450
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[3]		285,000	271,819
European Bank for Reconstruction & Development:
6.85% Sr. Unsec. Nts., 6/21/21	IDR	10,600,000,000	748,459
28.50% Sr. Unsec. Nts., 7/10/19	TRY	10,100,000	1,744,097
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]		630,000	573,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		545,000	557,698
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25% Sr. Unsec. Nts., 2/15/21		290,000	288,898
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]		420,000	395,934
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]		275,000	294,937
Neptune Energy Bondco plc, 6.625% Sr. Unsec. Nts., 5/15/25[4]		765,000	778,579
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		764,000	803,785
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]		545,000	564,075
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		510,000	513,187
5.00% Sr. Unsec. Nts., 1/31/28[1]		195,000	196,463
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]		550,000	515,625

16 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Capital Markets (Continued)
UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[2,4,14]		$5,655,000	$5,896,604
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,4,14]		2,011,000	2,116,578

			24,270,433

Commercial Banks—6.1%
ABN AMRO Bank NV, 5.75% [EUSA5+545.2] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	2,050,000	2,456,722
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[12,15]		315,159	0
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,14]		105,000	115,984
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2,4]	EUR	2,795,000	1,948,853
Banco Bilbao Vizcaya Argentaria SA:
5.875% [EUSA5+566] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	1,550,000	1,826,935
6.00% [EUSA5+603.9] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	2,895,000	3,464,545
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	2,290,000	2,680,643
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	1,695,000	2,151,395
Banco do Brasil SA (Cayman):
3.875% Sr. Unsec. Nts., 10/10/22		1,370,000	1,397,742
4.75% Sr. Unsec. Nts., 3/20/24[1]		1,053,000	1,102,438
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,14]		395,000	405,862
Banco Santander SA:
5.25% [EUSA5+499.9] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	2,245,000	2,602,209
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	2,780,000	3,452,863
Bank of China Ltd., 5.00% Sub. Nts., 11/13/24[1]		1,475,000	1,588,498
Bankinter SA, 8.625% [EUSA5+886.7] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	1,345,000	1,713,874
Barclays plc:
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,4,14]		1,225,000	1,284,719
8.00% [H15T5Y+567.2] Jr. Sub. Perpetual Bonds[2,14]		1,632,000	1,712,727
BNP Paribas SA:
6.625% [USSW5+414.9] Jr. Sub. Perpetual Bonds[1,2,14]		1,365,000	1,427,514
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,14]		1,125,000	1,191,487
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[2,4,14]		3,665,000	3,881,602
CaixaBank SA:
5.25% [EUSA5+450.4] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	290,000	310,572
6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	3,010,000	3,704,812
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		460,000	469,913
5.00% Sr. Unsec. Nts., 8/15/22		140,000	148,400
5.25% Sr. Unsec. Nts., 3/7/25		285,000	313,144
Clear Channel Worldwide Holdings, Inc., 9.25% Sr. Unsec. Nts., 2/15/24[1]		570,000	619,875
Cooperatieve Rabobank UA, 6.625% [EUSA5+669.7] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	2,915,000	3,676,539

	Principal Amount			Value
Commercial Banks (Continued)
Credit Agricole SA:
6.875% [USSW5+431.9] Jr. Sub. Perpetual Bonds[1,2,14]	$		2,290,000	$2,406,137
7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[2,4,14]			1,460,000	1,611,358
Credit Suisse AG, 6.50% Sub. Nts., 8/8/23[4]			2,920,000	3,221,125
Global Bank Corp., 5.25%
[US0003M+330] Sr. Unsec. Nts., 4/16/29[1,2]			2,100,000	2,194,500
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[2,4,14]		EUR	3,440,000	4,225,430
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[2,4,14]		EUR	1,880,000	2,472,017
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19[4]			430,000	431,621
International Finance Corp., 16.721% Sr. Unsec. Nts., 2/15/29[4,10]		TRY	3,700,000	183,556
Intesa Sanpaolo SpA, 7.70% [USSW5+546.15] Jr. Sub. Perpetual Bonds[1,2,14]			1,454,000	1,429,798
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]			960,000	868,800
Lloyds Bank plc:
7.50% Sr. Unsec. Nts., 4/2/32[4,8]			2,825,000	2,255,946
13.00% [GUKG5+1,340] Jr. Sub. Perpetual Bonds[2,14]		GBP	910,000	2,000,785
NatWest Markets plc, 3.625% Sr. Unsec. Nts., 9/29/22[1]			2,915,000	2,978,541
Novo Banco SA, 8.50% [EUSA5+823.3] Sub. Nts., 7/6/28[2,4]		EUR	1,055,000	1,242,224
Royal Bank of Scotland Group plc, 8.625% [USSW5+759.8] Jr. Sub. Perpetual Bonds[2,14]			2,265,000	2,446,766
Societe Generale SA:
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,14]			5,445,000	5,737,941
7.875% [USSW5+497.9] Jr. Sub. Perpetual Bonds[2,4,14]			1,020,000	1,095,954
Standard Chartered plc, 7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[2,4,14]			3,755,000	3,992,372
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32		BRL	5,250,000	1,497,090
TBC Bank JSC, 5.75% Sr. Unsec. Nts., 6/19/24[1]			1,115,000	1,113,576
UBS Group Funding Switzerland AG:
5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,4,14]			585,000	537,888
5.75% [EUSA5+528.7] Jr. Sub. Perpetual Bonds[2,4,14]		EUR	1,280,000	1,605,115
UniCredit SpA, 7.50% [EUAMDB05+733.4] Jr. Sub. Perpetual Bonds[2,4,14]		EUR	1,455,000	1,749,259

				92,947,666

Consumer Finance—0.8%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]			605,000	539,962
Ally Financial, Inc.:
3.875% Sr. Unsec. Nts., 5/21/24			745,000	764,087
4.625% Sr. Unsec. Nts., 5/19/22			440,000	459,800
4.625% Sr. Unsec. Nts., 3/30/25			287,000	303,861
5.125% Sr. Unsec. Nts., 9/30/24			425,000	460,062
5.75% Sub. Nts., 11/20/25			1,070,000	1,187,593
8.00% Sr. Unsec. Nts., 11/1/31			415,000	550,585
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[1]			575,000	610,219
6.375% Sr. Unsec. Nts., 2/15/26[1]			290,000	311,387

17 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Consumer Finance (Continued)
Comstock Resources, Inc., 9.75% Sr.
Unsec. Nts., 8/15/26		$290,000	$224,025
Dresdner Funding Trust I, 8.151% Jr.
Sub. Nts., 6/30/31[4]		875,000	1,181,906
Lions Gate Capital Holdings LLC,
6.375% Sr. Unsec. Nts., 2/1/24[1]		285,000	300,319
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc., 5.75% Sr. Unsec. Nts., 2/1/27[1]		285,000	307,444
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		790,000	802,837
6.50% Sr. Unsec. Nts., 6/15/22		535,000	569,636
6.625% Sr. Unsec. Nts., 7/26/21		505,000	535,931
6.75% Sr. Unsec. Nts., 6/25/25		685,000	710,688
6.75% Sr. Unsec. Nts., 6/15/26		415,000	431,600
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 3/15/24		570,000	614,175
6.625% Sr. Unsec. Nts., 1/15/28		160,000	168,293
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		820,000	826,150
TMX Finance LLC/TitleMax Finance
Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]		270,000	256,163
Vistra Operations Co. LLC, 5.625% Sr.
Unsec. Nts., 2/15/27[1]		575,000	610,938

			12,727,661

Diversified Financial Services—0.3%
Export-Import Bank of India, 7.35% Sr.
Unsec. Nts., 5/18/22	INR	70,000,000	1,014,743
Fidelity & Guaranty Life Holdings, Inc.,
5.50% Sr. Unsec. Nts., 5/1/25[1]		385,000	401,362
JP Morgan/Hipotecaria su Casita,
6.47%, 8/26/35[1,15]	MXN	5,808,600	31,114
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	140,000,000	2,024,440
7.60% Sr. Unsec. Nts., 4/17/21	INR	100,000,000	1,457,382

			4,929,041

Insurance—0.9%
AXA SA:
3.875% [EUSA11+325] Jr. Sub.
Perpetual Bonds[2,4,14]	EUR	1,550,000	1,967,914
5.125% [US0003M+388.3] Sub. Nts.,
1/17/47[2,4]		2,130,000	2,263,197
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		330,000	325,050
7.70% Sr. Unsec. Nts., 6/15/20		430,000	433,849
NN Group NV, 4.375% [EUR003M+390]
Jr. Sub. Perpetual Bonds[2,4,14]	EUR	1,465,000	1,832,095
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	140,000,000	2,004,510
7.42% Sr. Unsec. Nts., 6/26/20	INR	43,000,000	622,785
7.50% Sr. Unsec. Nts., 8/16/21	INR	140,000,000	2,006,352
VIVAT NV, 6.25% [USSW5+417.4] Jr.
Sub. Perpetual Bonds[2,4,14]		1,465,000	1,478,207

			12,933,959

Real Estate Investment Trusts (REITs)—0.8%
Banco Invex SA/Hipotecaria Credito y
Casa SA de CV, 6.45%, 3/13/34[12,15,16]	MXN	4,830,531	0
Brookfield Property REIT, Inc./BPR
Cumulus LLC/BPR Nimbus LLC/GGSI
Sellco LL, 5.75% Sr. Sec. Nts., 5/15/26[1]		630,000	651,262
Brookfield Residential Properties, Inc./
Brookfield Residential US Corp., 6.125% Sr. Unsec. Nts., 7/1/22[1]		285,000	290,700
CoreCivic, Inc.:
4.625% Sr. Unsec. Nts., 5/1/23		285,000	280,696
5.00% Sr. Unsec. Nts., 10/15/22		145,000	144,819
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		780,000	838,087

	Principal Amount		Value
Real Estate Investment Trusts (REITs) (Continued)
Equinix, Inc.: (Continued)
5.875% Sr. Unsec. Nts., 1/15/26		$945,000	$1,002,881
GLP Capital LP/GLP Financing II, Inc.,
5.375% Sr. Unsec. Nts., 11/1/23		410,000	441,131
Iron Mountain US Holdings, Inc.,
5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	1,003,706
Iron Mountain, Inc., 4.875% Sr. Unsec.
Nts., 9/15/27[1]		410,000	408,463
iStar, Inc.:
5.25% Sr. Unsec. Nts., 9/15/22		800,000	821,000
6.00% Sr. Unsec. Nts., 4/1/22		1,165,000	1,197,037
Lamar Media Corp., 5.75% Sr. Unsec.
Nts., 2/1/26		805,000	849,275
MPT Operating Partnership LP/MPT
Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		94,000	97,055
6.375% Sr. Unsec. Nts., 3/1/24		95,000	99,631
Outfront Media Capital LLC/Outfront
Media Capital Corp.:
5.00% Sr. Unsec. Nts., 8/15/27[1]		75,000	76,768
5.875% Sr. Unsec. Nts., 3/15/25		720,000	747,000
SBA Communications Corp., 4.00% Sr.
Unsec. Nts., 10/1/22		690,000	702,938
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25		805,000	815,063
5.00% Sr. Unsec. Nts., 12/15/21		760,000	782,800

			11,250,312

Real Estate Management & Development—1.3%
Agile Group Holdings Ltd., 9.00% Sr.
Sec. Nts., 5/21/20[4]		2,820,000	2,902,238
China Aoyuan Group Ltd., 7.50% Sr. Sec. Nts., 5/10/21[4]		1,001,000	1,034,063
CIFI Holdings Group Co. Ltd.:
7.625% Sr. Unsec. Nts., 3/2/21[4]		4,204,000	4,357,538
7.75% Sr. Unsec. Nts., 6/5/20[4]		971,875	993,742
Country Garden Holdings Co. Ltd.,
7.50% Sr. Sec. Nts., 3/9/20[4]		1,555,000	1,585,276
Forestar Group, Inc., 8.00% Sr. Unsec.
Nts., 4/15/24[1]		285,000	300,809
Greystar Real Estate Partners LLC,
5.75% Sr. Sec. Nts., 12/1/25[1]		695,000	710,638
Mattamy Group Corp., 6.875% Sr.
Unsec. Nts., 12/15/23[1]		505,000	528,356
New Metro Global Ltd., 6.50% Sr.
Unsec. Nts., 4/23/21[4]		490,000	496,160
Times China Holdings Ltd.:
6.25% Sr. Sec. Nts., 1/23/20[4]		490,000	493,369
7.85% Sr. Sec. Nts., 6/4/21[4]		4,982,000	5,141,429
Yuzhou Properties Co. Ltd., 6.375% Sr.
Sec. Nts., 3/6/21[4]		1,001,000	1,008,029

			19,551,647

Thrifts & Mortgage Finance—0.5%
Export-Import Bank of India, 8.00% Sr.
Unsec. Nts., 5/27/21	INR	280,000,000	4,106,939
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	70,000,000	1,008,014
Nationstar Mortgage Holdings, Inc.,
8.125% Sr. Unsec. Nts., 7/15/23[1]		415,000	424,338
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		690,000	689,138
5.75% Sr. Unsec. Nts., 5/1/25[1]		615,000	636,328
Radian Group, Inc., 4.50% Sr. Unsec.
Nts., 10/1/24		545,000	560,963

			7,425,720

18 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Health Care—2.4%
Biotechnology—0.1%
WeWork Cos, Inc., 7.875% Sr. Unsec.
Nts., 5/1/25[1]	$855,000	$847,818
Health Care Equipment & Supplies—0.1%
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	495,000	512,845
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	430,000	438,062

		950,907

Health Care Providers & Services—1.5%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	305,000	311,481
6.50% Sr. Unsec. Nts., 3/1/24	250,000	261,875
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	655,000	671,375
5.375% Sr. Unsec. Nts., 6/1/26[1]	825,000	869,344
6.125% Sr. Unsec. Nts., 2/15/24	565,000	592,544
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	1,255,000	1,212,644
6.875% Sr. Unsec. Nts., 2/1/22	404,000	274,720
8.00% Sr. Sec. Nts., 3/15/26[1]	570,000	549,212
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	275,000	272,525
5.125% Sr. Unsec. Nts., 7/15/24	1,775,000	1,779,970
Encompass Health Corp., 5.75% Sr.
Unsec. Nts., 11/1/24	710,000	725,655
Envision Healthcare Corp., 8.75% Sr.
Unsec. Nts., 10/15/26[1]	635,000	442,912
HCA, Inc.:
4.125% Sr. Sec. Nts., 6/15/29	895,000	916,104
5.375% Sr. Unsec. Nts., 2/1/25	680,000	735,675
5.375% Sr. Unsec. Nts., 9/1/26	1,130,000	1,220,400
5.50% Sr. Sec. Nts., 6/15/47	365,000	390,132
5.625% Sr. Unsec. Nts., 9/1/28	1,285,000	1,394,225
5.875% Sr. Unsec. Nts., 2/15/26	275,000	304,562
7.50% Sr. Unsec. Nts., 2/15/22	1,125,000	1,243,125
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	1,570,000	1,612,751
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,874,839
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]	855,000	897,750
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	770,000	772,002
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	520,000	530,400
6.00% Sr. Sec. Nts., 10/1/20	385,000	398,475
6.25% Sec. Nts., 2/1/27[1]	285,000	293,906
6.75% Sr. Unsec. Nts., 6/15/23	1,150,000	1,158,625
8.125% Sr. Unsec. Nts., 4/1/22	705,000	742,894
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]	420,000	420,525

		22,870,647

Health Care Technology—0.0%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]	805,000	821,100
Life Sciences Tools & Services—0.0%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	415,000	385,950
Pharmaceuticals—0.7%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[1]	685,000	754,884
Bausch Health Cos, Inc.:
7.00% Sr. Unsec. Nts., 1/15/28[1]	325,000	337,102
7.25% Sr. Unsec. Nts., 5/30/29[1]	325,000	338,331

	Principal Amount	Value
Pharmaceuticals (Continued)
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]	$71,000	$71,834
5.50% Sr. Sec. Nts., 11/1/25[1]	790,000	826,538
5.75% Sr. Sec. Nts., 8/15/27[1]	285,000	300,242
5.875% Sr. Unsec. Nts., 5/15/23[1]	204,000	207,135
6.125% Sr. Unsec. Nts., 4/15/25[1]	625,000	639,062
7.00% Sr. Sec. Nts., 3/15/24[1]	635,000	676,338
9.00% Sr. Unsec. Nts., 12/15/25[1]	935,000	1,048,182
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]	275,000	262,625
6.00% Sr. Unsec. Nts., 7/15/23[1]	1,350,000	978,750
6.00% Sr. Unsec. Nts., 2/1/25[1]	540,000	364,500
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	535,000	518,281
5.50% Sr. Unsec. Nts., 4/15/25[1]	570,000	384,750
5.75% Sr. Unsec. Nts., 8/1/22[1]	455,000	393,575
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	325,000	341,656
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21	460,000	444,475
Teva Pharmaceutical Finance
Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	235,000	234,354
3.15% Sr. Unsec. Nts., 10/1/26	275,000	214,500
6.00% Sr. Unsec. Nts., 4/15/24	875,000	828,516

		10,165,630

Industrials—3.2%
Aerospace & Defense—0.4%
Arconic, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24	535,000	565,380
5.40% Sr. Unsec. Nts., 4/15/21	390,000	404,414
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	475,000	479,413
7.50% Sr. Unsec. Nts., 12/1/24[1]	860,000	879,350
7.50% Sr. Unsec. Nts., 3/15/25[1]	585,000	588,832
7.875% Sr. Unsec. Nts., 4/15/27[1]	570,000	572,137
DAE Funding LLC, 4.50% Sr. Unsec. Nts., 8/1/22[1]	590,000	600,325
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	609,000	677,671
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	400,000	431,000
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[1]	285,000	298,894
6.375% Sr. Unsec. Nts., 6/15/26	655,000	665,644
6.50% Sr. Unsec. Nts., 7/15/24	535,000	543,694
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	245,000	241,325

		6,948,079

Air Freight & Couriers—0.1%
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	570,000	592,087
6.75% Sr. Unsec. Nts., 8/15/24[1]	570,000	609,188

		1,201,275

Airlines—0.5%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	645,000	651,450
5.00% Sr. Unsec. Nts., 6/1/22[1]	1,190,000	1,226,211
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[1]	2,285,000	2,402,106
GMR Hyderabad International Airport Ltd., 5.375% Sr. Sec. Nts., 4/10/24[1]	1,525,000	1,548,581
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[1]	515,000	504,700

19 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Airlines (Continued)
United Continental Holdings, Inc.:
4.25% Sr. Unsec. Nts., 10/1/22	$800,000	$822,000
4.875% Sr. Unsec. Nts., 1/15/25	740,000	761,508

		7,916,556

Building Products—0.1%
Builders FirstSource, Inc., 6.75% Sr. Sec. Nts., 6/1/27[1]	75,000	79,410
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	915,000	950,456

		1,029,866

Commercial Services & Supplies—0.6%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,575,000	1,598,625
ADT Security Corp. (The), 6.25% Sr. Sec. Nts., 10/15/21	430,000	456,875
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[3,11]	1,078,936	712,098
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[11]	575,000	590,812
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	870,000	871,087
Clean Harbors, Inc.:
4.875% Sr. Unsec. Nts., 7/15/27[1,7]	290,000	295,467
5.125% Sr. Unsec. Nts., 6/1/21	830,000	832,075
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	530,000	547,225
5.875% Sr. Unsec. Nts., 7/1/25	310,000	323,563
6.00% Sr. Unsec. Nts., 1/1/27	570,000	598,500
LABL Escrow Issuer LLC, 6.75% Sr. Sec. Nts., 7/15/26[1,7]	290,000	293,770
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	371,000	380,275
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[1]	685,000	695,275
8.50% Sr. Unsec. Nts., 10/15/25[1]	665,000	585,200

		8,780,847
Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	535,000	559,075
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	510,000	559,725
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	275,000	279,812

		1,398,612
Electrical Equipment—0.1%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	670,000	725,275
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	670,000	644,875
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,11]	570,000	552,187

		1,922,337
Industrial Conglomerates—0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% Sr. Unsec. Nts., 2/1/22	385,000	390,294
6.25% Sr. Unsec. Nts., 5/15/26[1]	585,000	592,063
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	805,000	783,144

		1,765,501
Machinery—0.2%
Allison Transmission, Inc.:
5.00% Sr. Unsec. Nts., 10/1/24[1]	500,000	511,875
5.875% Sr. Unsec. Nts., 6/1/29[1]	285,000	300,377
Harsco Corp., 5.75% Sr. Unsec. Nts., 7/31/27[1]	300,000	312,579

	Principal Amount		Value
Machinery (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24		$570,000	$594,225
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]		865,000	910,412
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]		525,000	532,219

			3,161,687

Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]		665,000	605,981
Nielsen Finance LLC/Nielsen Finance Co., 5.00% Sr. Unsec. Nts., 4/15/22[1]		705,000	707,644

			1,313,625

Road & Rail—0.3%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]		270,000	274,387
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75% Sr. Unsec. Nts., 7/15/27[1,7]		430,000	433,420
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]		265,000	265,663
Hertz Corp. (The):
5.875% Sr. Unsec. Nts., 10/15/20		660,000	661,155
7.375% Sr. Unsec. Nts., 1/15/21		265,000	265,464
7.625% Sec. Nts., 6/1/22[1]		535,000	556,400
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[1]		1,525,000	1,621,685

			4,078,174

Trading Companies & Distributors—0.6%
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		340,000	353,175
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		530,000	543,250
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		800,000	825,800
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		473,000	491,258
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	55,000,000	811,699
Rumo Luxembourg Sarl, 7.375% Sr. Unsec. Nts., 2/9/24[1]		1,525,000	1,649,684
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		740,000	789,025
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28		690,000	705,525
5.25% Sr. Unsec. Nts., 1/15/30		285,000	293,550
5.875% Sr. Unsec. Nts., 9/15/26		1,355,000	1,448,156
6.50% Sr. Unsec. Nts., 12/15/26		570,000	618,450

			8,529,572

Transportation Infrastructure—0.0%
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	9,160,000,000	632,806
Information Technology—1.8%
Communications Equipment—0.4%
Chaparral Energy, Inc., 8.75% Sr. Unsec. Nts., 7/15/23[1]		430,000	268,750
CommScope Technologies LLC, 6.00%
Sr. Unsec. Nts., 6/15/25[1]		570,000	537,060
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[3]		1,705,000	1,794,683
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26		395,000	407,344
6.625% Sr. Unsec. Nts., 8/1/26		390,000	410,962

20      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Communications Equipment (Continued)
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	$920,000	$939,642
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	435,000	433,912
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	215,000	144,587
ViaSat, Inc.:
5.625% Sr. Unsec. Nts., 9/15/25[1]	265,000	261,688
5.625% Sr. Sec. Nts., 4/15/27[1]	430,000	448,275

		5,646,903

Electronic Equipment, Instruments, & Components—0.1%
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23	485,000	495,912
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	800,000	784,208

		1,280,120

Internet Software & Services—0.1%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	1,395,000	1,286,888
IT Services—0.4%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]	275,000	279,606
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	1,075,000	1,126,062
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	770,000	629,475
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	455,000	466,432
5.75% Sec. Nts., 1/15/24[1]	910,000	937,300
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	780,000	806,450
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	530,000	524,038
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	900,000	931,500
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27	590,000	616,550

		6,317,413

Semiconductors & Semiconductor Equipment—0.0%
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26	555,000	588,744
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	250,000	268,438

		857,182

Software—0.6%
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[1]	2,916,000	3,003,995
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	786,518
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	607,001
j2 Cloud Services LLC/j2 Global Co.- Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	790,000	830,488
Symantec Corp.:
4.20% Sr. Unsec. Nts., 9/15/20	365,000	370,757
5.00% Sr. Unsec. Nts., 4/15/25[1]	495,000	507,664
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	625,000	664,453
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	285,000	302,813
8.00% Sr. Unsec. Nts., 11/1/26[1]	285,000	304,272
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	1,125,000	1,057,500

		8,435,461

	Principal Amount		Value
Technology Hardware, Storage & Peripherals—0.2%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]		$850,000	$741,625
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]		920,000	785,450
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		520,000	537,550
Western Digital Corp., 4.75% Sr. Unsec. Nts., 2/15/26		570,000	560,623
Xerox Corp., 2.80% Sr. Unsec. Nts., 5/15/20		535,000	535,107

			3,160,355

Materials—4.2%
Chemicals—1.3%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22		285,000	298,894
6.875% Sr. Unsec. Nts., 5/15/43		295,000	320,812
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]		415,000	442,597
9.00% Sr. Unsec. Nts., 10/1/25[1]		725,000	810,187
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23		285,000	315,637
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21		1,419,000	1,503,894
CF Industries, Inc.:
3.40% Sr. Sec. Nts., 12/1/21[1]		2,590,000	2,629,486
5.15% Sr. Unsec. Nts., 3/15/34		335,000	328,300
5.375% Sr. Unsec. Nts., 3/15/44		405,000	381,834
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		233,000	241,882
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]		275,000	274,313
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]		185,000	194,148
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[1]		305,000	319,106
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20[12]		1,020,000	886,886
10.375% Sr. Sec. Nts., 2/1/22[1,12]		240,000	205,598
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		350,000	329,875
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]		135,000	138,038
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[1]		1,455,000	1,529,947
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		260,000	270,075
5.25% Sr. Unsec. Nts., 8/1/23[1]		340,000	345,950
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		240,000	238,200
5.125% Sr. Unsec. Nts., 9/15/27		300,000	309,375
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		800,000	774,848
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]		270,000	274,388
6.75% Sr. Sec. Nts., 11/15/22[1]		285,000	296,141
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		480,000	446,400
Sociedad Quimica y Minera de Chile SA, 4.25% Sr. Unsec. Nts., 5/7/29[1]		780,000	820,844
Starfruit Finco BV/Starfruit US Holdco LLC:
6.50% Sr. Unsec. Nts., 10/1/26[1]	EUR	1,455,000	1,679,221
8.00% Sr. Unsec. Nts., 10/1/26[1]		430,000	443,975
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		535,000	520,956
Tronox, Inc., 6.50% Sr. Unsec. Nts., 4/15/26[1]		285,000	283,136

21      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Chemicals (Continued)
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]	$	610,000	$561,963
WR Grace & Co.-Conn, 5.125% Sr. Unsec. Nts., 10/1/21[1]		1,145,000	1,193,663

			19,610,569
Construction Materials—0.2%
Cemex Finance LLC, 6.00% Sr. Sec. Nts., 4/1/24[1]		1,525,000	1,574,562
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		1,250,000	1,101,563
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		600,000	628,500

			3,304,625
Containers & Packaging—0.8%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,11]		889,525	900,644
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20		1,825,000	1,869,712
Berry Global Escrow Corp.:
4.875% Sr. Sec. Nts., 7/15/26[1]		300,000	306,733
5.625% Sec. Nts., 7/15/27[1]		150,000	156,102
BWAY Holding Co.:
5.50% Sr. Sec. Nts., 4/15/24[1]		290,000	291,269
7.25% Sr. Unsec. Nts., 4/15/25[1]		555,000	536,962
Cascades, Inc., 5.50% Sr. Unsec. Nts., 7/15/22[1]		285,000	287,494
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		605,000	631,469
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]		555,000	513,375
Graphic Packaging International LLC:
4.75% Sr. Unsec. Nts., 4/15/21		1,460,000	1,491,025
4.875% Sr. Unsec. Nts., 11/15/22		360,000	374,850
Greif, Inc., 6.50% Sr. Unsec. Nts., 3/1/27[1]		285,000	294,975
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]		570,000	590,662
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]		535,000	539,013
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]		500,000	514,375
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]		800,000	728,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		745,000	760,831
7.00% Sr. Unsec. Nts., 7/15/24[1]		995,000	1,030,716
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		585,000	615,713
6.875% Sr. Unsec. Nts., 7/15/33[1]		270,000	302,144

			12,736,064
Metals & Mining—1.6%
AK Steel Corp., 6.375% Sr. Unsec. Nts., 10/15/25		405,000	326,025
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]		510,000	534,225
6.75% Sr. Unsec. Nts., 9/30/24[1]		245,000	260,006
7.00% Sr. Unsec. Nts., 9/30/26[1]		240,000	258,900
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]		280,000	292,950
Allegheny Technologies, Inc.:
5.95% Sr. Unsec. Nts., 1/15/21		285,000	294,262
7.875% Sr. Unsec. Nts., 8/15/23		285,000	306,460
Amsted Industries, Inc., 5.625% Sr. Unsec. Nts., 7/1/27[1]		300,000	313,304
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41		295,000	344,131

	Principal Amount	Value
Metals & Mining (Continued)
ArcelorMittal: (Continued) 7.00% Sr. Unsec. Nts., 10/15/39	$145,000	$172,190
Arconic, Inc., 6.15% Sr. Unsec. Nts., 8/15/20	285,000	295,048
Cleveland-Cliffs, Inc.:
5.75% Sr. Unsec. Nts., 3/1/25	148,000	147,630
5.875% Sr. Unsec. Nts., 6/1/27[1]	705,000	687,375
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	575,000	562,781
CSN Resources SA, 7.625% Sr. Unsec. Nts., 2/13/23[1]	1,210,000	1,281,087
Eldorado Gold Corp., 9.50% Sec. Nts., 6/1/24[1]	180,000	180,900
Evraz plc, 5.375% Sr. Unsec. Nts., 3/20/23[1]	2,285,000	2,379,005
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	750,000	654,375
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[1]	76,000	77,663
7.25% Sr. Unsec. Nts., 4/1/23[1]	780,000	762,450
FMG Resources August 2006 Pty Ltd., 4.75% Sr. Unsec. Nts., 5/15/22[1]	285,000	295,516
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22	285,000	286,069
4.00% Sr. Unsec. Nts., 11/14/21	3,280,000	3,349,700
4.55% Sr. Unsec. Nts., 11/14/24	270,000	276,683
5.40% Sr. Unsec. Nts., 11/14/34	600,000	574,500
5.45% Sr. Unsec. Nts., 3/15/43	350,000	322,000
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	520,000	539,500
IAMGOLD Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	225,000	234,000
JSW Steel Ltd.:
4.75% Sr. Unsec. Nts., 11/12/19[4]	950,000	952,366
5.25% Sr. Unsec. Nts., 4/13/22[4]	1,600,000	1,645,753
5.95% Sr. Unsec. Nts., 4/18/24[4]	975,000	1,007,803
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	450,000	455,625
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	465,000	481,903
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	480,000	631,200
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	1,490,000	1,460,200
Teck Resources Ltd., 5.20% Sr. Unsec. Nts., 3/1/42	405,000	410,492
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	140,000	125,125
6.875% Sr. Unsec. Nts., 8/15/25	460,000	434,700
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	275,000	290,469

		23,904,371
Paper & Forest Products—0.3%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	255,000	259,781
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	250,000	249,687
6.50% Sr. Unsec. Nts., 2/1/24	165,000	171,394
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[1]	565,000	571,520
Suzano Austria GmbH, 5.00% Sr. Unsec. Nts., 1/15/30[1]	3,050,000	3,085,786

		4,338,168
Telecommunication Services—2.5%
Diversified Telecommunication Services—1.3%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	1,455,000	1,487,752

22      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	$785,000	$802,662
6.15% Sr. Unsec. Nts., Series Q, 9/15/19	340,000	342,380
6.45% Sr. Unsec. Nts., Series S, 6/15/21	615,000	651,900
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	940,000	1,042,225
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	265,000	226,575
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75% Sr. Sec. Nts., 5/25/24[1]	285,000	272,175
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 9/15/26	425,000	466,437
Frontier Communications Corp.:
8.00% Sr. Sec. Nts., 4/1/27[1]	855,000	891,337
8.50% Sec. Nts., 4/1/26[1]	795,000	773,137
8.75% Sr. Unsec. Nts., 4/15/22	590,000	380,550
10.50% Sr. Unsec. Nts., 9/15/22	735,000	501,637
11.00% Sr. Unsec. Nts., 9/15/25	285,000	178,125
GCI LLC:
6.625% Sr. Unsec. Nts., 6/15/24[1]	150,000	157,545
6.75% Sr. Unsec. Nts., 6/1/21	140,000	140,175
Inmarsat Finance plc, 4.875% Sr. Unsec. Nts., 5/15/22[1]	420,000	424,725
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	255,000	233,963
8.00% Sr. Sec. Nts., 2/15/24[1]	615,000	642,675
8.50% Sr. Unsec. Nts., 10/15/24[1]	565,000	562,175
9.75% Sr. Unsec. Nts., 7/15/25[1]	585,000	602,550
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	885,000	851,813
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	1,175,000	1,219,063
Oi SA, 10.00% Sr. Unsec. Nts., 7/27/25[11]	2,500,000	2,593,750
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	785,000	784,886
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[1]	435,000	451,856
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	780,000	799,500
5.125% Sr. Unsec. Nts., 4/15/25	345,000	360,363
6.00% Sr. Unsec. Nts., 4/15/24	710,000	741,950
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25[12]	537,000	550,425
Zayo Group LLC/Zayo Capital, Inc., 6.00% Sr. Unsec. Nts., 4/1/23	815,000	837,413

		19,971,719

Wireless Telecommunication Services—1.2%
Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[1]	250,000	252,946
Fortress Transportation & Infrastructure Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]	715,000	738,237
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.875% Sr. Sec. Nts., 5/1/24[1]	285,000	293,906
GTH Finance BV, 7.25% Sr. Unsec. Nts., 4/26/23[1]	2,250,000	2,464,763
Springleaf Finance Corp.:
6.125% Sr. Unsec. Nts., 5/15/22	785,000	845,838
6.875% Sr. Unsec. Nts., 3/15/25	560,000	614,589
7.125% Sr. Unsec. Nts., 3/15/26	850,000	930,495
8.25% Sr. Unsec. Nts., 12/15/20	490,000	527,363
Sprint Capital Corp.:
6.875% Sr. Unsec. Nts., 11/15/28	1,272,158	1,319,864
8.75% Sr. Unsec. Nts., 3/15/32	375,000	435,000
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	1,484,000	1,550,780

	Principal Amount		Value
Wireless Telecommunication Services (Continued)
Sprint Communications, Inc.: (Continued)
7.00% Sr. Unsec. Nts., 3/1/20[1]	$	850,000	$873,375
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24		1,395,000	1,482,606
7.625% Sr. Unsec. Nts., 3/1/26		830,000	886,855
7.875% Sr. Unsec. Nts., 9/15/23		2,075,000	2,261,750
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	1,410,000	1,865,101
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]		685,000	664,450

			18,007,918

Utilities—1.4%
Electric Utilities—0.1%
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		1,865,000	1,920,969
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]		125,000	123,906
Talen Energy Supply LLC, 7.25% Sr. Sec. Nts., 5/15/27[1]		300,000	308,227

			2,353,102

Gas Utilities—0.5%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25		550,000	581,625
Empresa de Transmision Electrica SA, 5.125% Sr. Unsec. Nts., 5/2/49[1]		750,000	822,000
Naturgy Finance BV, 4.125% [EUSA8+335.3] Jr. Sub. Perpetual Bonds[2,4,14]	EUR	1,410,000	1,745,884
Perusahaan Listrik Negara PT, 4.125% Sr. Unsec. Nts., 5/15/27[1]		3,045,000	3,113,505
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		645,000	649,838
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]		275,000	285,656

			7,198,508

Independent Power and Renewable Electricity Producers—0.7%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25% Sr. Sec. Nts., 12/10/24[1]		1,620,000	1,657,471
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]		490,000	532,267
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21		275,000	280,500
6.00% Sr. Unsec. Nts., 5/15/26		380,000	404,700
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]		610,000	617,131
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		965,000	985,506
5.75% Sr. Unsec. Nts., 1/15/25		590,000	587,787
5.875% Sr. Sec. Nts., 1/15/24[1]		275,000	281,875
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]		285,000	290,344
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]		275,000	282,444
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]		2,285,000	2,262,721
NRG Energy, Inc.:
3.75% Sr. Sec. Nts., 6/15/24[1]		595,000	611,774
6.625% Sr. Unsec. Nts., 1/15/27		665,000	724,850
7.25% Sr. Unsec. Nts., 5/15/26		520,000	574,600
Vistra Operations Co. LLC:
5.00% Sr. Unsec. Nts., 7/31/27[1]		595,000	616,345

23      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Vistra Operations Co. LLC: (Continued) 5.50% Sr. Unsec. Nts., 9/1/26[1]	$280,000	$296,450

		11,006,765
Multi-Utilities—0.1%
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	265,000	271,625
NGPL PipeCo LLC:
4.375% Sr. Unsec. Nts., 8/15/22[3]	340,000	351,900
4.875% Sr. Unsec. Nts., 8/15/27[1]	395,000	419,687
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	365,000	371,844

		1,415,056

Total Corporate Bonds and Notes (Cost $627,325,973)		627,020,041

	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A17 (Cost $36,875)	65	10,075

Common Stocks—0.0%
Claire’s Holdings LLC[17]	235	155,688
Clear Channel Outdoor Holdings, Inc., Cl. A17	56,536	266,850
JSC Astana Finance, GDR[1,15,17]	446,838	0
Quicksilver Resources, Inc.[15,17]	4,151,000	0
Sabine Oil[15,17]	837	24,273

Total Common Stocks (Cost $4,922,789)		446,811

	Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[15,17]	8,816	1,234

		Units	Value
Rights, Warrants and Certificates (Continued)
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15,17]		2,612	$9,142
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15,17]		549	1,647

Total Rights, Warrants and Certificates (Cost $420,786)			12,023

		Principal Amount
Structured Securities—0.5%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,10]		813,923	750,488
3.054% Sr. Sec. Nts., 4/30/25[1,10]		1,037,064	956,237
3.098% Sr. Sec. Nts., 4/30/25[1,10]		895,338	825,558
3.131% Sr. Sec. Nts., 4/30/25[1,10]		800,320	737,944
3.179% Sr. Sec. Nts., 4/30/25[1,10]		996,463	918,800
3.231% Sr. Sec. Nts., 4/30/25[1,10]		1,137,311	1,048,671
3.265% Sr. Sec. Nts., 4/30/25[1,10]		908,578	837,766
3.346% Sr. Sec. Nts., 4/30/25[1,10]		854,025	787,464
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 2.66%, 8/22/34[15]	RUB	24,010,354	70,119

Total Structured Securities (Cost $7,191,290)			6,933,047
Short-Term Note—0.3%
Arab Republic of Egypt Treasury Bills, 17.657%, 8/6/19[10] (Cost $4,997,275)	EGP	89,700,000	5,331,226

		Shares
Investment Companies—12.8%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[19]		102,169,488	102,169,488
Invesco Oppenheimer Ltd.-Term Bond Fund[20]		1,761,221	8,031,169
Invesco Oppenheimer Master Event-Linked Bond Fund[20]		1,954,233	30,147,365
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. Y20		10,376,434	51,882,169
OFI Carlyle Private Credit Fund, Cl. I20		135,117	1,332,256

Total Investment Companies (Cost $198,268,559)			193,562,447

		Exercise Price		Expiration Date		Contracts	Notional Amount (000’s)	Value
Exchange-Traded Option Purchased—0.0%
Euro-Bund Futures Put Put (Cost $83,088)[17]		EUR	166.000	7/26/19	EUR	304	EUR 50,464	3,457

Counterparty		Exercise Price		Expiration Date		Contracts	Notional Amount (000’s)
Over-the-Counter Options Purchased—0.9%
BRL Currency Call[17]	JPM	BRL	3.354	9/25/19	BRL	600,000	BRL 600	16,094
BRL Currency Call[17,22]	JPM	BRL	3.200	10/17/19	BRL	1,414,000	BRL 1,414	14,180
BRL Currency Call[17]	GSCO-OT	BRL	3.350	12/6/19	BRL	586,000	BRL 586	31,004
BRL Currency Call[17]	GSCO-OT	BRL	3.400	12/10/19	BRL	586,000	BRL 586	54,740
BRL Currency Call[17]	GSCO-OT	BRL	3.430	3/30/20	BRL	1,457,000	BRL 1,457	321,085
BRL Currency Call[17]	GSCO-OT	BRL	3.430	3/30/20	BRL	1,457,000	BRL 1,457	321,085
BRL Currency Call[17]	GSCO-OT	BRL	3.432	3/27/20	BRL	1,460,000	BRL 1,460	321,420
CAD Currency Call[17]	RBC	CAD	1.302	10/1/19	CAD	37,900,000	CAD 37,900	251,758
CLP Currency Call[17]	CITNA-B	CLP	676.100	9/23/19	CLP	18,419,000,000	CLP 18,419,000	429,531
CLP Currency Call[17]	JPM	CLP	671.000	8/1/19	CLP	20,331,000,000	CLP 20,331,000	176,270
COP Currency Call[17]	MSCO	COP	3256.000	8/6/19	COP	98,978,000,000	COP 98,978,000	592,878
EUR Currency Call[17]	JPM	USD	1.142	9/6/19	EUR	22,000,000	EUR 22,000	228,865
EUR Currency Call[17]	BOA	USD	1.175	9/5/19	EUR	87,600,000	EUR 87,600	189,142
EUR Currency Call[17]	CITNA-B	USD	1.178	10/3/19	EUR	87,600,000	EUR 87,600	299,729
EUR Currency Call[17]	JPM	USD	1.173	8/14/19	EUR	87,600,000	EUR 87,600	123,298
EUR Currency Put[17]	BOA	SEK	9.250	4/29/20	EUR	2,800,000	EUR 2,800	57,784
EUR Currency Put[17]	JPM	ZAR	16.378	1/6/20	EUR	7,300,000	EUR 7,300	262,126
EUR Currency Put[17]	GSCO-OT	NOK	8.360	1/6/21	EUR	3,650,000	EUR 3,650	162,117
EUR Currency Put[17]	GSCO-OT	NOK	8.648	1/6/21	EUR	3,650,000	EUR 3,650	342,973
Federal Government of France Bonds Put Put[17]	MSCO	EUR	117.630	6/14/20	EUR	6,666,667	EUR 6,667	312,278
Federal Republic of Germany Government Bonds Put Put[17]	MSCO	EUR	102.742	3/27/20	EUR	37,762,000	EUR 37,762	17,076

24      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Counterparty		Exercise Price	Expiration Date	Contracts		Notional Amount (000’s)	Value
Over-the-Counter Options Purchased (Continued)
INR Currency Put[17]	GSCO-OT	INR	65.600	5/6/20	INR	2,280,000	INR 2,280	$330,790
INR Currency Call[17]	JPM	INR	66.092	4/29/20	INR	1,500,000	INR 1,500	280,365
KRW Currency Call[17]	GSCO-OT	KRW	1125.000	7/18/19	KRW	16,425,000,000	KRW 16,425,000	8,212
MXN Currency Call[17,23]	CITNA-B	MXN	18.000	10/23/19	MXN	750,000	MXN 750	46,986
MXN Currency Call[17]	BOA	MXN	18.553	1/14/20	MXN	542,710,000	MXN 542,710	231,650
MXN Currency Call[17]	JPM	MXN	19.655	11/26/19	MXN	141,516,000	MXN 141,516	196,116
MXN Currency Call[17]	JPM	MXN	19.375	6/2/20	MXN	295,550,000	MXN 295,550	350,108
MXN Currency Call[17]	CITNA-B	MXN	19.350	6/2/20	MXN	295,200,000	MXN 295,200	343,076
MXN Currency Call[17]	GSCO-OT	MXN	19.733	3/4/20	MXN	384,700,000	MXN 384,700	586,498
MXN Currency Put[17]	JPM	MXN	19.655	11/26/19	MXN	141,516,000	MXN 141,516	199,634
PHP Currency Call[17]	GSCO-OT	PHP	52.000	8/12/19	PHP	800,000,000	PHP 800,000	239,048
RUB Currecny Call[17]	GSCO-OT	RUB	60.000	12/18/19	RUB	1,725,700,000	RUB 1,725,700	83,420
RUB Currency Call[17]	GSCO-OT	RUB	57.300	3/30/20	RUB	2,914,000	RUB 2,914	298,217
RUB Currency Call[17]	JPM	RUB	70.000	2/25/21	RUB	1,535,200,000	RUB 1,535,200	1,610,716
S&P 500 Index Put[17]	BOA	USD	2632.590	2/21/20	USD	10,987	USD 28,923	635,156
S&P 500 Index Put[17]	GSCOI	USD	2679.690	3/13/20	USD	20,733	USD 55,558	1,486,517
SGD Currency Put[17]	GSCO-OT	SGD	5.062	9/27/19	SGD	23,000,000	SGD 23,000	79,970
ZAR Currency Call[17]	GSCO-OT	ZAR	13.613	1/27/20	ZAR	99,512,000	ZAR 99,512	138,000
ZAR Currency Call[17]	GSCO-OT	ZAR	14.500	3/6/20	ZAR	477,000,000	ZAR 477,000	1,598,985

Total Over-the-Counter Options Purchased (Cost $16,292,612)								13,268,897

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap
Maturing 06/20/24 Call[17]	MSCO	Sell	CDX.NA.HY.32	107.500%	10/16/19	USD	14,000	59,942
			ITRAXX Europe
Credit Default Swap			Crossover Series 31
Maturing 06/20/24 Put[17]	JPM	Buy	Version 1	3.000	7/17/19	EUR	57,500	39,719

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $272,649)								99,661

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
			The greater of: 10
			x (minus 0.15%
Interest Rate Floor Maturing			minus (CMS10 minus
10/15/19 Call[17]	GSCO-OT	Receive	CMS2)) or Zero	0.000	10/15/19	USD	14,621	648
			The greater of: 10
			x (0.15% minus
Interest Rate Floor Maturing			(CMS10 minus
10/15/19 Call[17]	GSCO-OT	Receive	CMS2)) or Zero	15.000	10/15/19	USD	14,621	37,095
			The greater of: 10
			x (0.25% minus
Interest Rate Floor Maturing			(CMS10 minus
4/16/2020 Call[17]	GSCO-OT	Receive	CMS2)) or Zero	25.000	4/16/20	USD	14,621	92,399
			The greater of: 10
			x (minus 0.05%
Interest Rate Floor Maturing			minus (CMS10 minus
4/16/2020 Call[17]	GSCO-OT	Receive	CMS2)) or Zero	0.000	4/16/20	USD	14,621	12,169
			MAX [( 0.213%
Interest Rate Floor Maturing			minus (CMS10 minus
4/9/2020 Call[17]	MSCO	Receive	CMS2)), 0.00%] * 10	21.300	4/13/20	USD	74,001	381,639
			10 * MAX[0; 0.25%
Interest Rate Floor Maturing			minus ([FRO 1] minus
4/9/2020 Call[17]	JPM	Receive	[FRO 2])]	25.000	4/13/20	USD	73,100	464,558
Interest Rate Swap Maturing			Three-Month USD
11/24/2020 Call[17]	JPM	Receive	LIBOR BBA	1.913	11/24/20	USD	76,000	1,389,579
Interest Rate Swap Maturing			Six-Month EUR
3/29/2021 Put[17]	JPM	Receive	EURIBOR	1.122	3/29/21	EUR	146,200	73,126
Interest Rate Swap Maturing			Three-Month CAD BA
3/30/2020 Put[17]	BOA	Receive	CDOR	2.588	3/30/20	CAD	195,000	279,153
Interest Rate Swap Maturing			Six-Month EUR
4/12/2021 Put[17]	JPM	Receive	EURIBOR	0.615	4/12/21	EUR	146,250	25,070
Interest Rate Swap			Six-Month EUR
Maturing 4/6/2021 Put[17]	JPM	Receive	EURIBOR	0.608	4/6/21	EUR	146,000	24,562
Interest Rate Swap Maturing			Three-Month USD
11/17/2020 Call[17]	MSCO	Pay	LIBOR BBA	2.000	11/17/20	USD	305,000	1,698,584

25      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 8/27/2019 Call[17]	GSCOI	Pay	Three-Month USD LIBOR BBA	2.200%	8/27/19	USD	6,500	$ 135,809

Interest Rate Swap Maturing 8/30/2019 Call[17]	MSCO	Pay	Three-Month USD LIBOR-BBA	2.348	8/30/19	USD	10,300	418,057

Interest Rate Swap Maturing 8/30/2019 Call[17]	GSCOI	Pay	Three-Month USD LIBOR BBA	2.325	8/30/19	USD	10,300	382,733

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,102,688)								5,415,181

Total Investments, at Value (Cost $1,674,819,875)							110.4%	1,672,853,601

Net Other Assets (Liabilities)							(10.4)	(157,576,806)

Net Assets							100.0%	$ 1,515,276,795

Consolidated Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $445,398,478 or 29.39% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $5,455,927, which represents 0.36% of the Fund’s net assets. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	1/15/13 – 5/10/19	$961,847	$712,098	$(249,749)
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20	8/9/17	267,199	272,287	5,088
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25	9/27/18	280,464	271,819	(8,645)
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sec. Nts., 5/1/24	10/21/16 – 5/21/18	681,849	188,470	(493,379)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	449,446	450,145	699
Golden Nugget, Inc., 6.75% Sr. Unsec. Nts., 10/15/24	9/20/16	1,366,024	1,414,525	48,501
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22	3/1/17 – 5/16/19	1,763,075	1,794,683	31,608
NGPL PipeCo LLC, 4.375% Sr. Unsec. Nts., 8/15/22	4/25/19	348,437	351,900	3,463

		$6,118,341	$5,455,927	$(662,414)

4. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $208,638,417 or 13.77% of the Fund’s net assets at period end.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,616,863 or 0.30% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1O of the accompanying Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $969,184. See Note 1Q of the accompanying Consolidated Notes.

10. Zero coupon bond reflects effective yield on the original acquisition date.

11. Interest or dividend is paid-in-kind, when applicable.

12. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate.

13. Security received as the result of issuer reorganization.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

15. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

16. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

17. Non-income producing security.

18. All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

19. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

20. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2018	Gross Additions	Gross Reductions	Shares June 30, 2019
Investment Company
Invesco Oppenheimer Limited-Term Bond Fund	1,654,825	106,396	—	1,761,221
Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	1,954,233	—	—	1,954,233
Invesco Oppenheimer Master Loan Fund, LLC	8,607,367	—	8,607,367	—

26 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Consolidated Footnotes to Statement of Investments (Continued)

	Shares December 31, 2018	Gross Additions	Gross Reductions	Shares June 30, 2019
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. I	10,238,165	138,269	—	10,376,434
OFI Carlyle Private Credit Fund, Cl. I	—	135,117	—	135,117

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Invesco Oppenheimer Ltd.-Term Bond Fund	$8,031,169	$120,943	$—	$185,454
Invesco Oppenheimer Master Event-Linked Bond Fund	30,147,365	1,217,147[a]	(746,449)[a]	(55,146)[a]
Invesco Oppenheimer Master Loan Fund, LLC	—	1,950,687[b]	(6,354,754)[b]	9,620,511[b]
Invesco Oppenheimer Ultra-Short Duration Fund, Cl. I	51,882,169	692,265	—	102,382
OFI Carlyle Private Credit Fund	1,332,256	50,373	—	8,403

Total	$91,392,959	$4,031,415	$(7,101,203)	$9,861,604

   a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund, LLC.

   b. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Loan Fund, LLC.

21. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 3.2 BRL per 1 USD.

22. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,037,201,386	62.0%
India	52,427,536	3.1
United Kingdom	46,495,095	2.8
Indonesia	44,142,926	2.6
South Africa	36,829,267	2.2
Mexico	36,339,472	2.2
Greece	36,166,804	2.2
Italy	33,353,100	2.0
Spain	33,107,651	2.0
Brazil	31,779,868	1.9
Argentina	31,440,937	1.9
France	27,672,742	1.7
Egypt	20,895,101	1.3
Switzerland	18,857,967	1.1
Canada	18,679,144	1.1
China	18,441,235	1.1
Netherlands	13,124,756	0.8
Sri Lanka	11,432,298	0.7
Turkey	9,707,340	0.6
Colombia	7,796,870	0.5
Russia	7,709,000	0.5
Luxembourg	7,384,217	0.4
Thailand	6,915,258	0.4
Peru	6,847,968	0.4
Oman	5,731,136	0.3
Panama	5,232,132	0.3
Azerbaijan	5,151,909	0.3
Ghana	4,416,407	0.3
Paraguay	3,801,642	0.2
Dominican Republic	3,602,642	0.2
Ukraine	2,971,242	0.2
Ireland	2,838,808	0.2
Malaysia	2,741,366	0.2
Supranational	2,492,555	0.1
Cyprus	2,471,272	0.1
Israel	2,441,169	0.1
Ivory Coast	2,350,748	0.1
Kazakhstan	1,929,049	0.1
Bermuda	1,920,969	0.1
Eurozone	1,828,511	0.1
Mauritius	1,794,683	0.1
New Zealand	1,791,547	0.1
Cayman Islands	1,738,885	0.1
Gabon	1,654,011	0.1
Morocco	1,612,751	0.1
United Arab Emirates	1,562,362	0.1
Fiji	1,534,990	0.1
Hong Kong	1,488,090	0.1

27 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Saudi Arabia	$1,456,136	0.1%
Chile	1,426,645	0.1
Portugal	1,242,224	0.1
Senegal	1,232,495	0.1
Germany	1,202,440	0.1
Georgia	1,113,576	0.1
Singapore	989,766	0.1
Belgium	821,100	0.1
Angola	812,193	0.0
Macau	411,638	0.0
Australia	411,500	0.0
Serbia	400,460	0.0
Uruguay	383,378	0.0
Norway	309,488	0.0
Trinidad and Tobago	274,312	0.0
St. Lucia	272,175	0.0
Philippines	239,048	0.0
South Korea	8,213	0.0

Total	$1,672,853,601	100.0%

Forward Currency Exchange Contracts as of June 30, 2019
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2020	CLP	596,900	USD	871	$9,903	$—
BAC	09/2019	COP	24,711,600	USD	7,423	235,636	—
BAC	08/2019	EUR	8,425	USD	9,499	111,696	—
BAC	07/2019	USD	7,443	COP	24,711,600	—	242,328
BOA	07/2019	ARS	145,000	USD	3,056	357,578	—
BOA	07/2019 - 08/2019	BRL	305,620	USD	79,549	8,987	69,524
BOA	08/2019	COP	38,203,315	USD	11,626	222,660	—
BOA	08/2019	EUR	16,965	USD	19,125	226,642	—
BOA	08/2019	IDR	31,705,000	USD	2,191	38,891	—
BOA	08/2019	INR	276,100	USD	3,941	35,307	—
BOA	08/2019	KRW	4,374,600	USD	3,706	79,591	—
BOA	07/2019	USD	3,416	ARS	145,000	2,252	—
BOA	07/2019 - 08/2019	USD	56,027	BRL	215,210	21,909	7,944
BOA	08/2019	USD	6,728	COP	22,109,000	—	128,858
BOA	08/2019	USD	1,500	EUR	1,330	—	17,664
BOA	08/2019	USD	12,921	GBP	9,860	374,977	—
BOA	08/2019	USD	29,953	IDR	433,370,000	—	531,595
BOA	08/2019	USD	44,423	INR	3,112,400	—	404,014
BOA	08/2019	USD	6,414	PLN	24,400	—	129,841
BOA	08/2019	USD	4,352	RUB	276,200	4,779	—
BOA	08/2019	USD	166	THB	5,200	—	3,516
BOA	08/2019	USD	11,758	TRY	73,280	—	565,758
CITNA-B	07/2019 - 09/2019	ARS	460,000	USD	10,194	—	27,579
CITNA-B	08/2019	AUD	1,060	USD	743	1,968	—
CITNA-B	07/2019	BRL	8,860	USD	2,312	—	4,666
CITNA-B	05/2020	CLP	1,950,000	USD	2,847	32,249	—
CITNA-B	07/2019	COP	43,700,000	USD	12,966	625,672	—
CITNA-B	08/2019	EUR	845	USD	956	8,039	—
CITNA-B	08/2019	HUF	12,400	USD	44	207	—
CITNA-B	08/2019	MXN	50,343	USD	2,601	—	210
CITNA-B	08/2019	PEN	30	USD	9	102	—
CITNA-B	08/2019 - 12/2019	RUB	1,375,200	USD	21,073	387,839	—
CITNA-B	08/2019	SEK	7,840	USD	826	20,717	—
CITNA-B	07/2019	USD	5,383	ARS	230,000	—	31,862
CITNA-B	07/2019	USD	2,199	BRL	8,860	—	108,592
CITNA-B	07/2019 - 09/2019	USD	13,028	COP	43,700,000	—	536,153
CITNA-B	08/2019	USD	2,210	EUR	1,955	—	19,340
CITNA-B	08/2019	USD	2,075	GBP	1,630	1,381	—
CITNA-B	08/2019	USD	17,447	MXN	337,700	3,978	—
CITNA-B	08/2019 - 12/2019	USD	4,697	RUB	302,900	23,361	4,883
CITNA-B	08/2019 - 10/2019	USD	3,651	TRY	23,350	—	166,595
DEU	07/2019	BRL	2,030	USD	530	—	1,069
DEU	08/2019	EUR	11,975	USD	13,553	112,399	—
DEU	08/2019	NOK	40,000	USD	4,591	104,435	—
DEU	07/2019	THB	41,000	USD	1,312	24,668	—
DEU	07/2019	USD	524	BRL	2,030	—	4,849

28 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
DEU	08/2019	USD	525	COP	1,726,000	$—	$10,636
DEU	08/2019	USD	13,259	EUR	11,755	—	150,630
GSCO-OT	07/2019 - 03/2021	BRL	68,500	USD	16,594	611,427	—
GSCO-OT	08/2019	CLP	10,607,782	USD	15,680	229,991	248,226
GSCO-OT	12/2019 - 01/2021	EUR	36,904	USD	43,808	155,709	667,409
GSCO-OT	05/2020	INR	1,571,866	USD	21,660	247,238	—
GSCO-OT	08/2019	MYR	760	USD	182	1,923	—
GSCO-OT	08/2019	PLN	24,400	USD	6,557	—	13,734
GSCO-OT	02/2021	RUB	690,200	USD	10,140	—	53,936
GSCO-OT	08/2019	SEK	80,600	USD	8,465	240,565	—
GSCO-OT	07/2019 - 10/2019	TRY	125,370	USD	20,345	749,641	192,461
GSCO-OT	03/2020 - 03/2021	USD	32,531	BRL	133,434	—	1,000,044
GSCO-OT	11/2019 - 05/2020	USD	11,347	CLP	7,838,160	—	225,105
GSCO-OT	05/2020	USD	8,686	EUR	7,524	—	69,251
GSCO-OT	05/2020	USD	21,682	INR	1,571,966	—	226,207
GSCO-OT	01/2021	USD	28,912	NOK	243,000	303,723	—
GSCO-OT	12/2019	USD	10,139	RUB	663,300	22,586	119,723
GSCO-OT	10/2019 - 02/2020	USD	7,079	TRY	50,150	—	1,051,145
GSCO-OT	08/2019 - 03/2020	USD	24,383	ZAR	362,924	29,745	878,315
GSCO-OT	08/2019 - 01/2020	ZAR	265,700	USD	17,650	915,246	—
HSBC	07/2019	ARS	85,000	USD	1,782	219,004	—
HSBC	08/2019	CAD	515	USD	384	9,966	—
HSBC	08/2019	EUR	1,200	USD	1,366	3,051	211
HSBC	07/2019	USD	2,002	ARS	85,000	1,320	—
HSBC	08/2019	USD	1,338	EUR	1,185	—	13,932
HSBC	08/2019	USD	232	IDR	3,352,000	—	3,947
JPM	07/2019 - 08/2019	BRL	232,482	USD	58,419	2,127,828	24,342
JPM	05/2020	CLP	975,000	USD	1,423	16,177	—
JPM	08/2019	EUR	8,690	USD	9,860	57,927	—
JPM	09/2019	IDR	188,087,000	USD	11,898	1,298,001	—
JPM	08/2019	INR	339,356	USD	4,814	73,453	—
JPM	08/2019	NOK	41,280	USD	4,742	103,286	—
JPM	08/2019	PLN	370	USD	98	1,007	—
JPM	08/2019 - 12/2019	RUB	746,500	USD	11,578	1,284	43,865
JPM	08/2019	SEK	80,000	USD	8,399	241,374	—
JPM	07/2019	USD	53,830	BRL	207,661	77,899	325,176
JPM	08/2019	USD	6,993	CLP	4,545,900	280,879	—
JPM	08/2019	USD	204,103	EUR	180,545	—	1,843,981
JPM	08/2019	USD	7,638	GBP	6,005	—	2,545
JPM	08/2019	USD	2,591	JPY	285,000	—	60,574
JPM	02/2021	USD	10,123	RUB	690,200	36,982	—
JPM	07/2019	USD	1,275	THB	40,000	—	29,576
JPM	07/2019 - 08/2019	USD	5,147	TRY	32,180	—	347,499
JPM	08/2019	USD	350	ZAR	5,160	—	14,300
JPM	08/2019	ZAR	44,824	USD	3,039	125,411	—
MSCO	08/2019	BRL	28,500	USD	7,402	—	2,258
MSCO	05/2020	CLP	978,100	USD	1,423	20,799	—
MSCO	07/2019	USD	7,406	BRL	28,500	3,446	—
MSCO	08/2019	USD	8,916	CLP	6,241,000	—	298,112
MSCO	08/2019	USD	6,649	THB	207,300	—	118,926
MSCO	08/2019	USD	33,528	ZAR	499,540	—	1,709,597
MSCO	08/2019	ZAR	72,790	USD	4,885	249,112	—
RBC	08/2019	EUR	11,585	USD	13,063	152,389	—
RBC	08/2019	JPY	285,000	USD	2,628	22,664	—
SCB	09/2019	IDR	305,067,000	USD	21,200	203,624	—
SCB	09/2019	USD	11,553	IDR	188,087,000	—	1,642,961
SCB	08/2019	ZAR	93,000	USD	6,560	—	5,042

Total Unrealized Appreciation and Depreciation						$11,912,500	$14,400,506

Futures Contracts as of June 30, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
Euro-BTP	Sell	9/06/19	341	EUR	50,447	$52,074,969	$(1,628,208)
Euro-BUND	Buy	9/06/19	23	EUR	4,518	4,517,721	(43)
Euro-OAT	Sell	9/06/19	45	EUR	8,266	8,436,315	(170,445)
United States Treasury Long Bonds	Buy	9/19/19	2	USD	311	311,188	128

29 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Sell	9/19/19	261	USD	40,047	$ 40,609,969	$(562,622)
United States Treasury Nts., 10 yr.	Buy	9/19/19	55	USD	7,031	7,038,281	7,549
United States Treasury Nts., 10 yr.	Sell	9/19/19	39	USD	4,948	4,990,781	(43,236)
United States Treasury Nts., 2 yr.	Sell	9/30/19	705	USD	151,246	151,701,680	(455,456)
United States Treasury Nts., 5 yr.	Buy	9/30/19	133	USD	15,524	15,714,781	191,202
United States Ultra Bonds	Buy	9/19/19	68	USD	11,630	12,074,250	444,567

							$(2,216,564)

Over-the-Counter Options Written at June 30, 2019
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
AUD Currency Put	BOA	AUD	0.693	8/7/19	AUD	(54,870,000)	AUD 54,870	$369,525	$(246,584)
BRL Currency Put[1]	GSCO-OT	BRL	4.500	12/6/19	BRL	(586,000)	BRL 586	103,839	(44,133)
BRL Currency Put[1]	GSCO-OT	BRL	4.500	12/10/19	BRL	(586,000)	BRL 586	121,888	(45,298)
BRL Currency Put[2]	GSCO-OT	BRL	4.500	3/30/20	BRL	(1,457,000)	BRL 1,457	254,684	(299,720)
BRL Currency Put[2]	GSCO-OT	BRL	4.500	3/30/20	BRL	(1,457,000)	BRL 1,457	254,684	(299,720)
BRL Currency Put[2]	GSCO-OT	BRL	4.500	3/27/20	BRL	(1,460,000)	BRL 1,460	254,624	(302,597)
BRL Currency Put[3]	GSCO-OT	BRL	4.230	3/4/21	BRL	(61,600,000)	BRL 61,600	689,978	(581,073)
BRL Currency Put[3]	JPM	BRL	4.250	3/4/21	BRL	(61,900,000)	BRL 61,900	653,227	(567,257)
CAD Currency Call	RBC	CAD	1.275	10/1/19	CAD	(37,900,000)	CAD 37,900	86,238	(77,960)
CLP Currency Put	CITNA-B	CLP	706.150	9/23/19	CLP	(19,236,800,000)	CLP 19,236,800	219,005	(169,092)
CLP Currency Call	CITNA-B	CLP	655.350	9/23/19	CLP	(17,853,000,000)	CLP 17,853,000	84,657	(128,720)
CLP Currency Put[4]	GSCO-OT	CLP	700.000	5/11/20	CLP	(10,640,000,000)	CLP 10,640,000	389,120	(365,378)
CLP Currency Put	GSCO-OT	CLP	713.500	11/26/19	CLP	(11,965,250,000)	CLP 11,965,250	275,427	(154,830)
CLP Currency Put	JPM	CLP	703.000	8/1/19	CLP	(21,300,000,000)	CLP 21,300,000	233,603	(64,326)
CLP Currency Call	JPM	CLP	648.000	8/1/19	CLP	(19,634,000,000)	CLP 19,634,000	106,760	(14,529)
COP Currency Call	CITNA-B	COP	3265.000	8/30/19	COP	(49,830,000,000)	COP 49,830,000	93,009	(363,759)
COP Currency Put	CITNA-B	COP	3265.000	8/30/19	COP	(49,830,000,000)	COP 49,830,000	607,349	(175,900)
COP Currency Put	MSCO	COP	3429.000	8/6/19	COP	(104,237,000,000)	COP 104,237,000	256,899	(29,186)
COP Currency Call	MSCO	COP	3135.000	8/6/19	COP	(95,300,000,000)	COP 95,300,000	116,245	(101,018)
COP Currency Put	MSCO	COP	3449.000	8/20/19	COP	(52,550,000,000)	COP 52,550,000	171,180	(21,546)
EUR Currency Call	BOA	USD	1.155	9/5/19	EUR	(29,200,000)	EUR 29,200	181,749	(167,794)
EUR Currency Call	BOA	RUB	73.558	8/5/19	EUR	(15,100,000)	EUR 15,100	76,722	(96,076)
EUR Currency Call	CITNA-B	USD	1.155	10/3/19	EUR	(29,200,000)	EUR 29,200	246,014	(241,536)
EUR Currency Call[5]	GSCO-OT	NOK	11.000	1/6/21	EUR	(2,925,000)	EUR 2,925	586,026	(381,431)
EUR Currency Call[6]	GSCO-OT	INR	90.000	5/6/20	EUR	(2,280,000)	EUR 2,280	400,486	(351,669)
EUR Currency Call	GSCO-OT	KRW	1303.350	9/30/19	EUR	(21,860,000)	EUR 21,860	297,000	(560,337)
EUR Currency Call[7]	GSCO-OT	ZAR	20.000	3/30/20	EUR	(2,593,460)	EUR 2,593	508,741	(268,012)
EUR Currency Call	GSCO-OT	RUB	78.507	12/16/19	EUR	(27,400,000)	EUR 27,400	476,326	(362,762)
EUR Currency Call	JPM	USD	1.153	8/14/19	EUR	(29,200,000)	EUR 29,200	123,153	(133,474)
EUR Currency Put	JPM	USD	1.116	9/6/19	EUR	(22,000,000)	EUR 22,000	99,880	(46,911)
EUR Currency Call	JPM	USD	1.176	9/6/19	EUR	(22,000,000)	EUR 22,000	61,490	(46,235)
EUR Currency Call	JPM	INR	81.050	9/11/19	EUR	(13,110,000)	EUR 13,110	108,061	(94,298)
EUR Currency Call	JPM	ZAR	17.825	8/13/19	EUR	(7,300,000)	EUR 7,300	135,958	(12,638)
EUR Currency Call	JPM	ZAR	19.700	1/6/20	EUR	(7,300,000)	EUR 7,300	268,025	(54,666)
EUR Currency Put	JPM	RUB	73.800	8/5/19	EUR	(14,600,000)	EUR 14,600	163,059	(390,991)
EUR Currency Call[8]	JPM	INR	90.000	4/29/20	EUR	(1,500,000)	EUR 1,500	238,580	(224,522)
Federal Government of Spain Bonds Put	MSCO	EUR	108.380	6/14/20	EUR	(13,000,000)	EUR 13,000	211,356	(186,823)
Federal Republic of Germany Government Bonds Call	MSCO	EUR	105.313	3/27/20	EUR	(37,762,000)	EUR 37,762	98,856	(295,246)
Federal Republic of Germany Government Bonds Put	MSCO	EUR	104.530	6/14/20	EUR	(12,833,333)	EUR 12,833	269,042	(171,300)
IDR Currency Put	GSCO-OT	IDR	15360.000	6/18/20	IDR	(399,000,000,000)	IDR 399,000,000	561,094	(542,640)
IDR Currency Put	JPM	IDR	14775.000	9/17/19	IDR	(225,225,000,000)	IDR 225,225,000	135,260	(60,811)
KRW Currency Put	GSCO-OT	KRW	1155.000	7/18/19	KRW	(16,863,000,000)	KRW 16,863,000	100,740	(116,355)
KRW Currency Call[9]	GSCO-OT	KRW	1115.000	7/18/19	KRW	(16,279,000,000)	KRW 16,279,000	94,900	—
MXN Currency Put	BOA	MXN	22.363	1/14/20	MXN	(654,160,000)	MXN 654,160	661,254	(201,566)
MXN Currency Put	CITNA-B	MXN	22.940	6/2/20	MXN	(350,000,000)	MXN 350,000	332,662	(220,448)
MXN Currency Call	GSCO-OT	MXN	18.099	3/4/20	MXN	(352,820,000)	MXN 352,820	173,033	(107,448)
MXN Currency Put	GSCO-OT	MXN	22.562	3/4/20	MXN	(439,800,000)	MXN 439,800	431,544	(186,115)
MXN Currency Call	JPM	MXN	20.240	5/27/20	MXN	(182,160,000)	MXN 182,160	396,360	(392,957)
MXN Currency Put	JPM	MXN	23.005	6/2/20	MXN	(350,950,000)	MXN 350,950	330,279	(214,988)
MXN Currency Put	JPM	MXN	20.240	5/27/20	MXN	(182,160,000)	MXN 182,160	396,360	(398,324)
PHP Currency Call	GSCO-OT	PHP	51.200	8/12/19	PHP	(780,000,000)	PHP 780,000	27,803	(82,298)
PHP Currency Put	GSCO-OT	PHP	52.950	8/12/19	PHP	(807,500,000)	PHP 807,500	41,450	(9,189)

30 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
RUB Currency Call	CITNA-B	RUB	63.040	12/16/19	RUB	(1,729,200,000)	RUB 1,729,200	$245,089	$ (381,427)
RUB Currency Call	JPM	RUB	60.000	2/25/21	RUB	(1,315,900,000)	RUB 1,315,900	238,945	(230,532)
RUB Currency Put	JPM	RUB	80.000	2/25/21	RUB	(1,754,500,000)	RUB 1,754,500	977,717	(530,105)
S&P 500 Index Put	BOA	USD	2355.470	2/21/20	USD	(10,987)	USD 25,879	637,475	(278,926)
S&P 500 Index Put	GSCO-OT	USD	2397.620	3/13/20	USD	(20,733)	USD 49,710	1,128,715	(673,104)
SGD Currency Put	GSCO-OT	CNY	4.970	9/27/19	SGD	(23,000,000)	SGD 23,000	28,905	(21,545)
SGD Currency Call	GSCO-OT	CNY	5.165	9/27/19	SGD	(23,000,000)	SGD 23,000	55,770	(50,489)
THB Currency Put	SCB	THB	31.500	12/20/19	THB	(953,700,000)	THB 953,700	171,999	(191,150)
TRY Currency Call	GSCO-OT	TRY	6.000	8/7/19	TRY	(182,391,000)	TRY 182,391	367,883	(994,611)
TRY Currency Put	GSCO-OT	TRY	6.750	1/15/20	TRY	(98,690,000)	TRY 98,690	686,180	(613,012)
ZAR Currency Put	GSCO-OT	ZAR	16.208	1/27/20	ZAR	(118,482,000)	ZAR 118,482	214,236	(119,172)
ZAR Currency Call	GSCO-OT	ZAR	13.500	3/6/20	ZAR	(444,000,000)	ZAR 444,000	321,456	(606,491)
ZAR Currency Put	GSCO-OT	ZAR	16.500	3/6/20	ZAR	(754,000,000)	ZAR 754,000	1,554,794	(819,492)

Total Over-the-Counter Options Written								$20,204,368	$ (16,182,542)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.6 BRL per 1 USD.

2. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD.

3. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.61 BRL per 1 USD.

4. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 650 CLP per 1 USD.

5. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 9.40 NOK per 1 USD.

6. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 75 INR per 1 USD.

7. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 15 ZAR per 1 USD.

8. Upper Barrier: 90 INR/EUR Lower Barrier: 75 INR/EUR Transaction automatically terminated at lower barrier (except in respect of the Premium), provided a Knock-Out event has not occurred. At expiration if spot is at or above upper barrier the option is exercised.

9. A Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 1,085.00 KRW per 1 USD.

Centrally Cleared Credit Default Swaps at June 30, 2019
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Argentine Republic Government		Buy	5.000%	6/20/24	USD	1,250	$(223,472)	$203,211	$(20,261)
Argentine Republic Government		Buy	5.000	6/20/24	USD	500	(90,139)	81,284	(8,855)
Brazilian Government International		Buy	1.000	6/20/24	USD	1,000	(23,743)	22,778	(965)
Brazilian Government International		Buy	1.000	6/20/24	USD	1,750	(66,887)	39,861	(27,026)
Brazilian Government International		Buy	1.000	6/20/24	USD	1,000	(23,517)	22,778	(739)
CDX.EM 31		Buy	1.000	6/20/24	USD	1,250	(42,639)	38,987	(3,652)
CDX.EM 31		Buy	1.000	6/20/24	USD	1,250	(42,444)	38,987	(3,457)
CDX.EM 31		Buy	1.000	6/20/24	USD	1,250	(40,139)	38,953	(1,186)
CDX.EM 31		Buy	1.000	6/20/24	USD	1,750	(88,385)	54,582	(33,803)
CDX.HY 32		Buy	5.000	6/20/24	USD	29,250	2,203,825	(2,239,013)	(35,188)
CDX.HY 32		Buy	5.000	6/20/24	USD	30,400	2,086,116	(2,327,042)	(240,926)
CDX.HY 32		Sell	5.000	6/20/24	USD	14,000	(1,019,822)	1,073,609	53,787
CDX.HY.32		Buy	5.000	6/20/24	USD	44,000	2,633,596	(3,368,087)	(734,491)
Federative Republic of Brazil		Sell	1.000	6/20/22	USD	2,500	154,768	2,168	156,936
Intesa Sanpaolo SPA		Sell	1.000	6/20/24	EUR	1,750	53,556	(28,342)	25,214
Mexico Government International		Buy	1.000	6/20/24	USD	750	(16,019)	3,638	(12,381)
Mexico Government International		Buy	1.000	6/20/24	USD	3,750	(80,097)	18,192	(61,905)
Mexico Government International		Buy	1.000	6/20/24	USD	1,250	(11,714)	6,064	(5,650)
Mexico Government International		Buy	1.000	6/20/24	USD	1,000	(7,219)	4,851	(2,368)
Republic Of South Africa Gover		Buy	1.000	6/20/24	USD	1,000	(48,304)	30,852	(17,452)

Total Cleared Credit Default Swaps							$5,307,321	$(6,281,689)	$(974,368)

Over-the-Counter Credit Default Swaps at June 30, 2019
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000%	6/20/25	USD	1,414	$235,247	$(141,597)	$93,650
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	3,534	529,497	(353,892)	175,605
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD	3,400	528,719	(383,595)	145,124
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD	2,350	35,260	5,467	40,727
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD	1,410	222,469	(141,196)	81,273
Hellenic Republic Government B	BAC	Sell	1.000	6/20/29	USD	3,750	721,540	(679,221)	42,319
Hellenic Republic Government B	BAC	Sell	1.000	6/20/26	USD	5,500	686,136	(686,816)	(680)
Hellenic Republic Government B	BAC	Sell	1.000	6/20/26	USD	6,000	692,759	(749,087)	(56,328)
Hellenic Republic Government B	BOA	Sell	1.000	6/20/24	USD	1,500	122,900	(109,604)	13,296
Intesa Sanpaolo SPA	BAC	Sell	1.000	6/20/24	EUR	883	(112,478)	89,493	(22,985)
iTraxx Europe Crossover Series 24 Version 1	JPM	Sell	5.000	12/20/20	EUR	2,900	(272,147)	176,420	(95,727)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	(38,604)	10,139

31 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)		Premiums Received/(Paid)		Value		Unrealized Appreciation/ (Depreciation)
State Bank of India	BNP	Sell	1.000%	9/20/19	USD	1,740	$	71,791	$	4,049	$	75,840

Total Over-the-Counter Credit Default Swaps							$	3,510,436	$	(3,008,183)	$	502,253

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**(Unaudited)
Non Investment Grade Sovereign Debt	$31,358,000		$3,750,000	BB- to BB
Indexes
Non Investment Grade Corporate Debt	14,000,000		103,650,000	B
Indexes
Investment Grade Sovereign Debt Indexes	2,697,000		—	BBB
Investment Grade Single Name Corp Debt	1,740,000		—	BBB-
Indexes
Investment Grade Single Name Corp Debt	2,633,000	EUR	—	BBB
Indexes
Non Investment Grade Corporate Debt		EUR		D
Indexes	2,900,000		—

Total USD	$49,795,000		$107,400,000

Total EUR	5,533,000	EUR

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Six-Month EUR
BAC	Receive	EURIBOR	1.123%	3/8/28	EUR	2,475	$—	$(276,293)	$(276,293)
		Six-Month HUF
BNP	Receive	BUBOR Reuters	3.280	10/26/28	HUF	475,700	—	(252,090)	(252,090)
		Six-Month HUF
BNP	Pay	BUBOR Reuters	1.210	10/26/20	HUF	2,101,000	—	129,885	129,885
		Three-Month USD
BOA	Receive	BBA LIBOR	1.650	6/17/22	USD	152,000	—	(168,240)	(168,240)
		Three-Month USD
BOA	Receive	BBA LIBOR	1.850	9/25/24	USD	105,567	—	(613,003)	(613,003)
		Three-Month USD
BOA	Receive	BBA LIBOR	1.675	6/9/22	USD	71,053	—	(112,564)	(112,564)
		Three-Month USD
BOA	Receive	BBA LIBOR	1.790	3/25/25	USD	46,000	—	(139,277)	(139,277)
BOA	Pay	BZDI	9.160	7/1/22	BRL	144,900	—	277,210	277,210
		Six-Month HUF
CITNA-B	Pay	BUBOR	2.205	3/8/28	HUF	825,000	—	129,636	129,636
CITNA-B	Pay	COOVIBR	5.560	8/26/26	COP	12,803,000	—	168,812	168,812
DEU	Pay	MXN TIIE BANXICO	8.120	5/5/21	MXN	243,190	—	123,714	123,714
DEU	Pay	MXN TIIE BANXICO	8.525	1/15/24	MXN	70,450	—	184,598	184,598
		Three-Month ZAR
DEU	Pay	JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	—	42,785	42,785
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR	62,800	—	244,359	244,359
GSCOI	Pay	MXN TIIE BANXICO	8.120	5/5/21	MXN	250,790	—	127,580	127,580
GSCOI	Pay	COOVIBR	4.610	6/7/20	COP	20,710,000	—	36,594	36,594
GSCOI	Receive	WIBR6M	2.095	5/30/24	PLN	14,500	—	(42,036)	(42,036)
GSCOI	Pay	BZDI	6.825	1/4/21	BRL	14,200	—	49,264	49,264
GSCOI	Pay	MXN TIIE BANXICO	7.845	12/7/23	MXN	146,300	—	174,192	174,192
		Three-Month COP IBR
GSCOI	Pay	OIS Compound	6.500	11/9/28	COP	6,000,000	—	192,380	192,380
GSCOI	Pay	MXN TIIE BANXICO	8.055	3/2/22	MXN	208,200	—	186,206	186,206
GSCOI	Pay	SORF6M	1.980	3/4/21	SGD	50,200	—	176,024	176,024
		Six-Month
GSCOI	Pay	GBP-LIBOR-BBA	3.450	10/15/25	GBP	6,930	—	(9,905)	(9,905)
GSCOI	Receive	SORF6M	2.073	3/4/24	SGD	20,600	—	(257,682)	(257,682)
GSCOI	Pay	COOVIBR	4.380	2/26/20	COP	93,400,000	—	73,093	73,093
GSCOI	Pay	MXN TIIE BANXICO	8.620	12/26/28	MXN	37,300	—	147,950	147,950

32 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received /(Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	COOVIBR	4.380%	1/10/20	COP	49,450,000	$—	$37,500	$37,500
HSBC	Pay	MXN TIIE BANXICO	7.950	5/1/24	MXN	57,400	—	85,422	85,422
HSBC	Receive	MXN TIIE BANXICO	8.600	1/18/29	MXN	40,600	—	(158,232)	(158,232)
JPM	Receive	1 Time CLP TNA	2.280	6/17/20	CLP	21,331,700	—	(18,088)	(18,088)
JPM	Pay	1 Time CLP TNA	2.760	6/17/24	CLP	4,434,000	—	1,687	1,687
JPM	Pay	BZDI	8.220	7/3/23	BRL	127,500	—	(62,184)	(62,184)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR	15,000	—	36,377	36,377
JPM	Receive	BUBOR06M	2.265	1/8/29	HUF	450,000	—	(73,998)	(73,998)
JPM	Pay	MXN TIIE BANXICO	7.810	12/7/23	MXN	176,800	—	197,988	197,988
JPM	Receive	BZDI	2.280	1/4/27	BRL	46,000	—	744,241	744,241
JPM	Pay	MXN TIIE BANXICO	8.750	10/29/20	MXN	649,000	—	429,216	429,216
JPM	Pay	BZDI	10.940	1/2/23	BRL	22,770	—	776,095	776,095
JPM	Pay	BZDI	9.230	7/1/22	BRL	153,000	—	303,287	303,287
JPM	Pay	BZDI	9.280	7/1/22	BRL	119,900	—	243,593	243,593
JPM	Pay	COOVIBR	4.890	10/17/20	COP	46,900,000	—	185,265	185,265
JPM	Pay	BUBOR06M	1.185	1/8/22	HUF	1,400,000	—	77,488	77,488
MSCO	Pay	EUR006M	1.282	4/29/49	EUR	18,725	—	755,474	755,474
MSCO	Receive	EUR006M	1.060	4/30/59	EUR	20,805	—	(879,575)	(879,575)
SIB	Pay	BZDI	8.415	1/2/25	BRL	42,000	—	584,937	584,937
SIB	Pay	MXN TIIE BANXICO	7.880	6/9/22	MXN	167,700	—	129,861	129,861
UBS	Pay	BBSW3M	1.560	3/21/21	AUD	105,600	—	705,252	705,252
UBS	Receive	BBSW6M	1.823	3/21/24	AUD	43,100	—	(840,465)	(840,465)
Total of Centrally Cleared Interest Rate Swaps							$—	$3,854,333	$3,854,333

Over-the-Counter Interest Rate Swaps at June 30, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received /(Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR	210,000	$—	$63,751	$63,751
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	5.740	5/16/21	INR	1,157,000	—	(74,170)	(74,170)
BOA	Receive	INR FBIL MIBOR OIS Compound	5.670	5/27/21	INR	1,180,000	—	(32,206)	(32,206)
DEU	Receive	JIBA3M	7.065	5/14/20	ZAR	1,887,000	—	(124,774)	(124,774)
GSCOI	Receive	KWCDC	1.705	4/25/24	KRW	34,267,310	—	(392,013)	(392,013)
GSCOI	Pay	KWCDC	1.743	4/25/21	KRW	84,694,855	—	314,228	314,228
GSCOI	Pay	MOSKP3	8.270	5/23/24	RUB	100,000	—	21,378	21,378
GSCOI	Pay	MOSKP3	8.360	6/24/29	RUB	130,925	—	(9,780)	(9,780)
SCB	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.438	1/10/24	INR	250,000	—	(134,124)	(134,124)
Total of Over-the-Counter Interest Rate Swaps							$—	$(367,710)	$(367,710)

Over-the-Counter Total Return Swaps at June 30, 2019
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield Index Series 1 Version 1	JPM	Receive	USD LIBOR BBA	9/26/19	USD	15,261	$1,041,994	$1,041,994
iBoxx USD Liquid High Yield Index Series 1 Version 1	JPM	Receive	USD LIBOR BBA	9/26/19	USD	14,000	562,684	562,684
Total Over-the-Counter Total Return Swaps							$1,604,678	$1,604,678

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at June 30, 2019
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap Maturing 06/20/2024 Put	JPM	Sell	CDX.NA.HY.32	5.000%	7/17/19	USD	27,977	$139,885	$(21,706)

33 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaptions Written (Continued)
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap Maturing 06/20/2024 Put	JPM	Sell	CDX.NA.HY.32	5.000%	7/17/19	USD	60,800	$340,480	$ (47,172)

Credit Default Swap Maturing 06/20/2024 Put	JPM	Sell	CDX.NA.HY.32	5.000	8/21/19	USD	76,000	695,400	(136,214)

Credit Default Swap Maturing 06/20/2024 Put	JPM	Sell	ITRAXX Europe Crossover Series 31 Version 1	5.000	7/17/19	EUR	115,000	219,449	(44,505)

Credit Default Swap Maturing 06/20/2024 Put	MSCO	Sell	CDX.NA.HY.32	5.000	10/16/19	USD	14,000	65,800	(65,251)

Total Over-the-Counter Credit Default Swaptions Written								$1,461,014	$ (314,848)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2019

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap Maturing 6/5/2020 Put	BOA	Pay	Three-Month USD LIBOR BBA	2.075%	6/5/20	USD	203,007	$520,712	$ (389,448)
Interest Rate Swap Maturing 8/14/2019 Call	BOA	Receive	Three-Month CAD BA CDOR	2.000	8/14/19	CAD	60,875	250,849	(751,115)
Interest Rate Swap Maturing 6/15/2020 Put	BOA	Pay	Three-Month USD LIBOR BBA	1.900	6/15/20	USD	400,000	1,476,462	(1,188,336)
Interest Rate Swap Maturing 9/4/2019 Put	BOA	Pay	Three-Month USD LIBOR BBA	2.118	9/4/19	USD	91,400	237,031	(79,812)
Interest Rate Floor Maturing 4/14/2020 Call	GSCOI	Receive	The greater of: 10 x (0.10% minus (CMS10 minus CMS2)) or Zero	0.000	10/15/19	USD	29,242	36,553	(11,796)
Interest Rate Floor Maturing 4/14/2020 Call	GSCOI	Receive	The greater of: 10 x (0.00% minus (CMS10 minus CMS2)) or Zero	10.000	4/16/20	USD	29,242	102,347	(73,643)
Interest Rate Swap Maturing 8/27/2019 Call	GSCOI	Receive	Three-Month USD LIBOR BBA	1.550	8/27/19	USD	91,000	114,508	(93,140)
Interest Rate Swap Maturing 6/15/2020 Put	GSCOI	Pay	Three-Month RUB MOSPRIME NFEA	8.080	6/15/20	RUB	255,500	79,463	(126,176)
Interest Rate Swap Maturing 8/30/2019 Call	GSCOI	Receive	Three-Month USD LIBOR BBA	1.550	8/30/19	USD	229,000	171,750	(241,723)
Interest Rate Floor Maturing 4/09/2020 Call	JPM	Receive	10 * MAX [0; 0.00% minus ([FRO 1] minus [FRO 2])]	0.000	4/13/20	USD	73,100	138,890	(89,606)
Interest Rate Swap Maturing 6/8/2020 Call	JPM	Receive	Three-Month USD LIBOR BBA	1.693	6/8/20	USD	152,000	905,160	(962,798)
Interest Rate Swap Maturing 6/8/2020 Put	JPM	Pay	Three-Month USD LIBOR BBA	1.693	6/8/20	USD	152,000	905,160	(692,007)
Interest Rate Swap Maturing 9/5/2019 Put	JPM	Pay	Three-Month USD LIBOR BBA	2.010	9/5/19	USD	76,000	265,240	(125,019)
Interest Rate Swap Maturing 11/25/2019 Call	JPM	Pay	Three-Month USD LIBOR BBA	1.884	11/25/19	USD	76,000	381,900	(984,995)
Interest Rate Swap Maturing 5/5/2020 Call	JPM	Receive	Three-Month USD LIBOR BBA	2.159	5/5/20	USD	75,530	566,475	(2,119,466)
Interest Rate Swap Maturing 9/4/2019 Call	JPM	Receive	Three-Month USD LIBOR BBA	2.400	9/4/19	USD	73,000	306,600	(2,330,605)
Interest Rate Swap Maturing 9/3/2019 Call	JPM	Receive	Three-Month USD LIBOR BBA	2.400	9/3/19	USD	72,985	306,537	(2,328,911)

34 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional	Amount (000’s)		Premiums Received		Value

Interest Rate Floor Maturing 4/9/2020 Call	MSCO	Receive	MAX [( 0.013% minus (CMS10 minus CMS2)), 0.00%] * 10	1.300%	4/13/20	USD		74,001	$	185,003	$	(100,087)
Interest Rate Cap Maturing 4/11/19 Put	MSCO	Pay	MAX [( 0.463% minus (CMS10 minus CMS2)), 0.00%] * 10	46.300	4/13/20	USD		74,001		351,506		(669,518)
Interest Rate Swap Maturing 11/18/2019 Call	MSCO	Receive	Three-Month USD LIBOR BBA	2.000	11/18/19	USD		305,000		597,800		(1,321,602)
Interest Rate Swap Maturing 8/30/2019 Call	MSCO	Receive	Three-Month USD LIBOR BBA	1.574	8/30/19	USD		229,000		155,720		(265,196)

Total Over-the-Counter Interest Rate Swaptions Written									$	8,055,666	$	(14,944,999)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SIB	Banco Santander SA
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CNY	Chinese Renminbi
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW3M	ASX Australian Bank Bill Short Ternm Rate 3 Month Mid

35 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
BBSW6M	ASX Australian Bank Bill Short Ternm Rate 6 Month Mid
BP0003M	ICE LIBOR GBP 3 Month
BTP	Italian Treasury Bonds
BUBOR	Budapest Interbank Offered Rate
BUBOR06M	Budapest Interbank Offered Rate 6 Month
Bund	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
COOVIBR	Colombia IBR Overnight Nominal interbank Reference Rate
CDX.EM 31	Markit CDX Emerging Markets Index
CDX.HY 32	Markit CDX High Yield Index
CDX.NA.HY.32	Markit CDX North American High Yield
CMS 2	Constant Maturity Swap 2 Month
CMS 10	Constant Maturity Swap 10 Month
EUAMDB05	Euribor ICE Swap Rate
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
FRO 1	Floating Rate Option 30 yr. rate
FRO 2	Floating Rate Option 10 yr. rate
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
IBR	Indicador Bancario de Referencia
iTraxx Europe Crossover Series 24 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
KWCDC	South Korean Won Index
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NFEA	National Finance Association Moscow Prime Offered Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
PRIME4	United States Prime Rate-Quarterly
S&P	Standard & Poor’s
SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBR6M	Warsaw Interbank Offered Rate 6 Month

See accompanying Notes to Consolidated Financial Statements.

36 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets

Investments, at value—see accompanying consolidated statement of investments:

Unaffiliated companies (cost $1,476,551,316)	$1,479,291,154

Affiliated companies (cost $198,268,559)	193,562,447

1,672,853,601
Cash	33,207,072

Cash—foreign currencies (cost $111,787)	112,851

Cash used for collateral on futures	2,727,000

Cash used for collateral on OTC derivatives	19,134,000

Cash used for collateral on centrally cleared swaps	13,442,804

Cash used for collateral on forward roll transactions	36,000

Unrealized appreciation on forward currency exchange contracts	11,912,500

Swaps, at value (premiums paid $277,574)	2,279,464

Variation margin receivable – centrally cleared swaps	2,904,887

Receivables and other assets:

Investments sold (including $19,525,151 sold on a when-issued or delayed delivery basis)	32,149,790

Interest, dividends and principal paydowns	17,266,184

Variation margin receivable - futures	27,858

Shares of beneficial interest sold	7,348

Other	193,190
Total assets	1,808,254,549
Liabilities

Unrealized depreciation on forward currency exchange contracts	14,400,506

Options written, at value (premiums received $20,204,368)	16,182,542

Swaps, at value (premiums received $3,788,010)	4,050,679

Swaptions written, at value (premiums received $9,516,680)	15,259,847

Payables and other liabilities:

Investments purchased (including $215,132,680 purchased on a when-issued or delayed delivery basis)	240,632,076

Shares of beneficial interest redeemed	1,157,325

Variation margin payable - futures	233,018

Distribution and service plan fees	224,420

Administration fee	211,385

Trustees’ compensation	156,461

Management fee	77,544

Shareholder communications	66,123

Foreign capital gains tax	45,980

Transfer and shareholder servicing agent fees	20,485

Dividends	454

Other	258,909
Total liabilities	292,977,754
Net Assets	$1,515,276,795

Composition of Net Assets

Shares of beneficial interest	$1,669,471,320

Total accumulated loss	(154,194,525)

Net Assets	$1,515,276,795

Net Asset Value Per Share

Series I Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $413,961,395 and 85,044,916 shares of beneficial interest outstanding)	$4.87

Series II Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $1,101,315,400 and 219,295,995 shares of beneficial interest outstanding)	$5.02

See accompanying Notes to Consolidated Financial Statements.

37 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Allocation of Income and Expenses from Master Funds[1]

Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund, LLC:

Interest	$1,207,929

Dividends	9,218

Net expenses	(65,471)

Net investment income allocated from Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	1,151,676

Net investment income allocated from Invesco Oppenheimer Master Loan Fund, LLC

Interest	1,904,571

Dividends	46,116

Net expenses	(160,766)

Net investment income allocated from Invesco Oppenheimer Master Loan Fund, LLC	1,789,921

Total allocation of net investment income from master funds	2,941,597

Investment Income

Interest — unaffiliated companies (net of foreign withholding taxes of $212,870)	40,931,414

Fee income on when-issued securities	406,078

Dividends:

Unaffiliated companies (net of foreign withholding taxes of $31,298)	319,875

Affiliated companies	1,829,404

Total investment income	43,486,771

Expenses

Management fees	4,571,903

Administration fees	228,721

Distribution and service plan fees — Series II shares	1,357,272

Transfer and shareholder servicing agent fees:

Series I shares	179,257

Series II shares	533,463

Shareholder communications:

Series I shares	29,567

Series II shares	85,880

Custodian fees and expenses	117,511

Trustees’ compensation	26,404

Borrowing fees	18,328

Other	183,626

Total expenses	7,331,932
Less reduction to custodian expenses	(88,927)

Less waivers and reimbursements of expenses	(309,717)

Net expenses	6,933,288
Net Investment Income	39,495,080

38 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions in unaffiliated companies (including premiums on options exercised)(net of foreign capital gains tax of $207,660)	(15,630,324)

Option contracts written	14,307,474

Futures contracts	(4,940,863)

Foreign currency transactions	237,995

Forward currency exchange contracts	(3,790,629)

Swap contracts	4,086,438

Swaption contracts written	(10,284,353)

Net realized loss allocated from:

Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	(746,449)

Invesco Oppenheimer Master Loan Fund, LLC	(6,354,754)

Net realized loss	(23,115,465)

Net change in unrealized appreciation/(depreciation) on:

Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $45,980)	83,738,959
Affiliated companies	296,239

Translation of assets and liabilities denominated in foreign currencies	99,536

Forward currency exchange contracts	2,611,611

Futures contracts	(1,028,913)

Option contracts written	1,278,171

Swap contracts	3,096,982

Swaption contracts written	1,593,990

Net change in unrealized appreciation/(depreciation) allocated from:

Invesco Oppenheimer Master Event-Linked Bond Fund, LLC	(55,146)

Invesco Oppenheimer Master Loan Fund, LLC	9,620,511

Net change in unrealized appreciation/(depreciation)	101,251,940
Net Increase in Net Assets Resulting from Operations	$117,631,555

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes.

See accompanying Notes to Consolidated Financial Statements.

39 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$39,495,080	$77,241,242
Net realized loss	(23,115,465)	(30,542,149)
Net change in unrealized appreciation/(depreciation)	101,251,940	(120,343,292)
Net increase (decrease) in net assets resulting from operations	117,631,555	(73,644,199)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(15,389,942)	(18,866,160)
Series II shares	(36,879,378)	(54,450,673)
Total distributions from distributable earnings	(52,269,320)	(73,316,833)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	52,456,453	(10,549,208)
Series II shares	(31,081,425)	(84,976,296)
Total beneficial interest transactions	21,375,028	(95,525,504)
Net Assets
Total increase (decrease)	86,737,263	(242,486,536)
Beginning of period	1,428,539,532	1,671,026,068
End of period	$1,515,276,795	$1,428,539,532

See accompanying Notes to Consolidated Financial Statements.

40 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$4.66		$5.13		$4.94		$4.88		$5.30		$5.38
Income (loss) from investment operations:
Net investment income[1]	0.14		0.25		0.22		0.20		0.23		0.26
Net realized and unrealized gain (loss)	0.26		(0.47)		0.09		0.11		(0.34)		(0.11)
Total from investment operations	0.40		(0.22)		0.31		0.31		(0.11)		0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)		(0.25)		(0.12)		(0.25)		(0.31)		(0.23)
Net asset value, end of period	$4.87		$4.66		$5.13		$4.94		$4.88		$5.30

Total Return, at Net Asset Value[2]	8.57%		(4.40)%		6.27%		6.53%		(2.26)%		2.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413,961		$346,707		$393,337		$401,308		$429,710		$586,951
Average net assets (in thousands)	$377,799		$385,157		$400,945		$416,054		$510,765		$707,673
Ratios to average net assets:[3,4]
Net investment income	5.60%		5.07%		4.40%		4.00%		4.51%		4.73%
Expenses excluding specific expenses listed below	0.85%		0.88%		0.82%		0.79%		0.76%		0.74%
Interest and fees from borrowings	0.00%	[5]	0.00%	[5]	0.00%	[5]	0.00%	[5]	0.00%	[5]	0.00%
Total expenses[6]	0.85%		0.88%		0.82%		0.79%		0.76%		0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%		0.81%		0.76%		0.74%		0.73%		0.71%
Portfolio turnover rate[7]	63%		68%		74%		80%		79%		93%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.87%
Year Ended December 31, 2018	0.90%
Year Ended December 31, 2017	0.83%
Year Ended December 31, 2016	0.80%
Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$1,201,016,750	$1,187,498,605
Year Ended December 31, 2018	$2,370,164,194	$2,399,236,376
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996

See accompanying Notes to Consolidated Financial Statements.

41 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$4.80	$5.27	$5.07	$5.00	$5.42	$5.50
Income (loss) from investment operations:
Net investment income[1]	0.13	0.24	0.22	0.19	0.23	0.25
Net realized and unrealized gain (loss)	0.26	(0.48)	0.08	0.12	(0.35)	(0.11)
Total from investment operations	0.39	(0.24)	0.30	0.31	(0.12)	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.23)	(0.10)	(0.24)	(0.30)	(0.22)
Net asset value, end of period	$5.02	$4.80	$5.27	$5.07	$5.00	$5.42

Total Return, at Net Asset Value[2]	8.23%	(4.54)%	6.04%	6.27%	(2.49)%	2.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,101,315	$1,081,833	$1,277,689	$1,284,022	$1,375,143	$1,551,247
Average net assets (in thousands)	$1,095,036	$1,196,988	$1,295,999	$1,332,343	$1,496,350	$1,646,615
Ratios to average net assets:[3,4]
Net investment income	5.34%	4.82%	4.15%	3.75%	4.26%	4.48%
Expenses excluding specific expenses listed below	1.10%	1.13%	1.07%	1.04%	1.01%	0.99%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%
Total expenses[6]	1.10%	1.13%	1.07%	1.04%	1.01%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.06%	1.01%	0.99%	0.98%	0.96%
Portfolio turnover rate[7]	63%	68%	74%	80%	79%	93%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.12%
Year Ended December 31, 2018	1.15%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.05%
Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$1,201,016,750	$1,187,498,605
Year Ended December 31, 2018	$2,370,164,194	$2,399,236,376
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996

See accompanying Notes to Consolidated Financial Statements.

42 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Strategic Income Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer V.I. Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer Global High Yield Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently consists of two different classes of shares: Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining

43      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not

44 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had straddle losses of $937,101 which were deferred. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $197,129,151, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,675,242,019
Federal tax cost of other investments	(254,367,947)

Total federal tax cost	$1,420,874,072

Gross unrealized appreciation	$82,246,796
Gross unrealized depreciation	(86,205,254)

Net unrealized depreciation	$(3,958,458)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign

45 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A

46 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

 Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such

47 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

 Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

P.

 Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

Q.

 Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

 Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

R.

 Other Risk - The Fund may invest in sovereign debt instruments that are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Note 2 — Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

48 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.63%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $3,631,700 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.84% and 1.09%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund and the Subsidiary of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $309,717.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Consolidated Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods,

49 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$57,426,691	$—	$57,426,691
Mortgage-Backed Obligations	—	326,015,831	—	326,015,831
U.S. Government Obligations	—	120,665,372	—	120,665,372
Foreign Government Obligations	—	309,993,988	—	309,993,988
Corporate Loans	—	6,648,853	—	6,648,853
Corporate Bonds and Notes	—	626,988,927	31,114	627,020,041
Preferred Stock	—	10,075	—	10,075
Common Stocks	266,850	155,688	24,273	446,811
Rights, Warrants and Certificates	—	—	12,023	12,023
Structured Securities	—	6,862,928	70,119	6,933,047
Short-Term Note	—	5,331,226	—	5,331,226
Investment Companies	162,082,826	31,479,621	—	193,562,447
Exchange-Traded Option Purchased	3,457	—	—	3,457
Over-the-Counter Options Purchased	—	13,268,897	—	13,268,897
Over-the-Counter Credit Default Swaptions Purchased	—	99,661	—	99,661
Over-the-Counter Interest Rate Swaptions Purchased	—	5,415,181	—	5,415,181
Total Investments, at Value	162,353,133	1,510,362,939	137,529	1,672,853,601
Other Financial Instruments:
Swaps, at value	—	2,279,464	—	2,279,464
Centrally cleared swaps, at value	$—	$9,438,760	$—	$9,438,760
Futures contracts	643,446	—	—	643,446
Forward currency exchange contracts	—	11,912,500	—	11,912,500
Total Assets	$162,996,579	$1,533,993,663	$137,529	$1,697,127,771

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,050,679)	$—	$(4,050,679)
Centrally cleared swaps, at value	—	(11,866,116)	—	(11,866,116)
Options written, at value	—	(16,182,542)	—	(16,182,542)
Futures contracts	(2,860,010)	—	—	(2,860,010)
Forward currency exchange contracts	—	(14,400,506)	—	(14,400,506)
Swaptions written, at value	—	(15,259,847)	—	(15,259,847)
Total Liabilities	$(2,860,010)	$(61,759,690)	$—	$(64,619,700)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other

50 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of June 30, 2019:
		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$2,830,209	$(2,830,209)	$–	$–	$–
Barclays Bank plc	452,195	(452,195)	–	–	–
BNP Paribas	4,049	–	–	–	4,049
Citibank NA	2,224,835	(2,224,835)	–	–	–
Deutsche Bank AG	241,502	(241,502)	–	–	–
Goldman Sachs Bank USA	8,567,669	(8,567,669)	–	–	–
Goldman Sachs International	2,340,665	(1,089,467)	–	(880,000)	371,198
HSBC Bank USA NA	233,341	(18,090)	–	–	215,251
JPMorgan Chase Bank NA	11,696,992	(11,696,992)	–	–	–
Morgan Stanley Capital Services, Inc.	3,753,811	(3,753,811)	–	–	–
RBC Dominion Securities	426,811	(77,960)	–	–	348,851
Standard Chartered Bank	203,624	(203,624)	–	–	–

	$32,975,703	$(31,156,354)	$–	$(880,000)	$939,349

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:
		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(5,512,955)	$2,830,209	$–	$2,640,000	$(42,746)
Barclays Bank plc	(3,236,536)	452,195	–	2,200,000	(584,341)
Citibank NA	(2,580,762)	2,224,835	–	355,927	–
Deutsche Bank AG	(291,958)	241,502	–	–	(50,456)
Goldman Sachs Bank USA	(13,704,477)	8,567,669	–	4,700,000	(436,808)
Goldman Sachs International	(1,089,467)	1,089,467	–	–	–
HSBC Bank USA NA	(18,090)	18,090	–	–	–
JPMorgan Chase Bank NA	(16,052,426)	11,696,992	–	4,355,434	–
Morgan Stanley Capital Services, Inc.	(5,355,666)	3,753,811	–	1,210,000	(391,855)
RBC Dominion Securities	(77,960)	77,960	–	–	–

51 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Standard Chartered Bank	$(1,973,277)	$203,624	$–	$1,724,000	$(45,653)

	$(49,893,574)	$31,156,354	$–	$17,185,361	$(1,551,859)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of June 30, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$1,880,107	Swaps, at value	$3,283,612
Interest rate contracts	Swaps, at value	399,357	Swaps, at value	767,067
Credit rate contracts	Centrally cleared swaps, at value	1,680,795[1]	Centrally cleared swaps, at value	7,962,484	[1]
Interest rate contracts	Centrally cleared swaps, at value	7,757,965[1]	Centrally cleared swaps, at value	3,903,632	[1]
Interest rate contracts	Variation margin receivable - futures	27,858[2]	Variation margin payable - futures	233,018	[2]
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	11,912,500	Unrealized depreciation on forward currency exchange contracts	14,400,506
Equity contracts			Options written, at value	952,030
Currency contracts			Options written, at value	14,577,143
Interest rate contracts			Options written, at value	653,369
Credit contracts			Swaptions written, at value	314,848
Interest rate contracts			Swaptions written, at value	14,944,999
Credit contracts	Investments, at value	99,661[3]
Equity contracts	Investments, at value	2,121,673[3]
Currency contracts	Investments, at value	10,817,870[3]
Interest rate contracts	Investments, at value	5,747,992[3]

Total		$42,445,778		$61,992,708

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

Effect of Derivative Investments for the Six Months Ended June 30, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$(1,468,539)	$1,185,587	$—	$—	$—	$(858,188)	$(1,141,140)
Currency contracts	(5,128,134)	—	15,975,710	—	—	—	10,847,576
Equity contracts	(219,794)	—	105,928	—	—	—	(113,866)
Forward currency exchange contracts	—	—	—	—	(3,790,629)	—	(3,790,629)
Interest rate contracts	2,520,297	(11,469,940)	(1,774,164)	(4,940,863)	—	4,944,626	(10,720,044)

Total	$(4,296,170)	$(10,284,353)	$14,307,474	$(4,940,863)	$(3,790,629)	$4,086,438	$(4,918,103)

52 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$(172,988)	$1,066,210	$—	$—	$—	$2,400,462	$3,293,684
Currency contracts	645,661	—	538,126	—	—	—	1,183,787
Equity contracts	(1,429,169)	—	814,160	—	—	—	(615,009)
Forward currency exchange contracts	—	—	—	—	2,611,611	—	2,611,611
Interest rate contracts	(1,729,908)	527,780	(74,115)	(1,028,913)	—	696,520	(1,608,636)
Total	$(2,686,404)	$1,593,990	$1,278,171	$(1,028,913)	$2,611,611	$3,096,982	$4,865,437

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the six months ended average notional value of forward foreign currency contracts and swap agreements and the average value of options purchased and written and swaptions written outstanding during the period.

	Futures	Purchased index options	Purchased equity options	Purchased FX options	Purchased fixed income options	Purchased options on a future	Forwards
Notional amount	$273,733,997	$115,642,624	$1,307,682,506	$153,019,699,116	$5,461,068,244	$56,879,233	$1,137,459,402
Average contracts		43,538	10,000,000		47,576,133	304

		Written Index Options	Written FX options	Written fixed income options	Purchased swaptions	Written swaptions	Swaps
Notional amount		$103,293,881	$1,046,445,184,005	$5,492,672,043	$1,000,487,765	$1,830,452,213	$1,091,864,427
Average contracts		43,538		46,785,867

Note 7 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $88,927.

Note 8 – Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 9 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $726,142,662 and $875,543,499, respectively.

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

53 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	16,315,580	$80,367,034	8,490,294	$42,380,338
Dividends and/or distributions reinvested	3,199,572	15,389,942	3,988,617	18,866,160
Redeemed	(8,827,360)	(43,300,523)	(14,761,302)	(71,795,706)
Net increase (decrease)	10,687,792	$52,456,453	(2,282,391)	$(10,549,208)

Series II Shares
Sold	3,723,286	$18,824,195	9,208,135	$46,798,575
Dividends and/or distributions reinvested	7,435,358	36,879,378	11,180,836	54,450,673
Redeemed	(17,316,326)	(86,784,998)	(37,228,166)	(186,225,544)
Net decrease	(6,157,682)	$(31,081,425)	(16,839,195)	$(84,976,296)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 55% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

54 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Global Strategic Income Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

55 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees

56 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

57 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

58 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Global Strategic Income Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global Strategic Income Fund/VA into Invesco Oppenheimer V.I. Global Strategic Income Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	156,001,500	4,335,181	14,057,164	0

59 INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Semiannual Report	6/30/2019

Invesco Oppenheimer

V.I. Government Money Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Government Money Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Current Yield – Series I*		Current Yield – Series II**
For the 7-Day Period Ended 6/30/19		For the 7-Day Period Ended 6/30/19
With Compounding	1.90%	With Compounding	1.66%
Without Compounding	1.89%	Without Compounding	1.65%
For the 6-Month Period Ended 6/30/19
With Compounding	1.95%
Without Compounding	1.94%

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. The yields take into account contractual and voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

PORTFOLIO ALLOCATION
Repurchase Agreements	46.5%
U.S. Government Obligations	38.2
U.S. Government Agencies	13.9
Investment Companies	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of investments.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*Effective after the close of business on May 24, 2019, the Non-Service share class of the predecessor fund was reorganized into Series I Shares, of the Fund. Returns shown for Series I shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

**Series II Shares’ performance show prior to the inception date is that of the predecessor fund’s Service Class shares at net asset value (NAV). Service Class shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

For more current Fund holdings, please visit invesco.com.

3 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019[1,2]
Series I shares	$1,000.00	$1,009.60	$2.49
Series II shares	1,000.00	1,008.20	0.68

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,022.32	2.51
Series II shares	1,000.00	1,021.47	3.36

1. Actual expenses paid for Series I are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Actual expenses paid for Series II are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 37/365 to reflect the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 for Series I and for the period from after the close of business May 24, 2019 (inception of offering) to June 30, 2019 for Series II are as follows:

Class	Expense Ratios
Series I shares	0.50%
Series II shares	0.67

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager.. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies—14.3%
Federal Farm Credit Bank:
2.327% [US0001M-8.5][1]	7/9/19	7/9/19	$ 1,000,000	$ 1,000,011
2.341% [US0001M-6][1]	7/14/19	8/14/19	3,000,000	2,999,889
2.355% [US0001M-7.5][1]	7/5/19	11/5/19	5,000,000	4,999,303
2.417% [US0003M-18][1]	7/15/19	10/15/19	9,500,000	9,499,499
2.722%[2]	10/4/19	10/4/19	2,000,000	1,988,758
Federal Home Loan Bank:
2.204%[2]	7/12/19	7/12/19	25,000,000	24,983,195
2.281% [US0003M-24][1]	8/25/19	11/25/19	4,000,000	3,999,069
2.297% [US0001M-10.5][1]	7/26/19	7/26/19	10,000,000	9,999,330
2.299% [US0001M-10.5][1]	7/24/19	7/24/19	1,000,000	999,986
2.299% [US0001M-10.5][1]	7/27/19	8/27/19	4,000,000	3,999,645
2.304%[2]	7/3/19	7/3/19	25,000,000	24,996,944
2.32% [US0003M-26][1]	7/25/19	7/25/19	4,000,000	3,999,997
2.321% [US0003M-26][1]	7/11/19	10/11/19	5,000,000	4,998,166
2.322% [US0001M-8][1]	7/26/19	9/26/19	3,000,000	2,999,421
2.329% [US0001M-6.5][1]	7/17/19	10/17/19	2,000,000	1,999,805
2.361%[2]	8/28/19	8/28/19	2,000,000	1,992,879
2.363%[2]	8/30/19	8/30/19	2,000,000	1,992,633
2.432%[2]	7/26/19	7/26/19	5,000,000	4,992,361
2.44% [SOFRRATE+2][1]	7/1/19	7/17/19	1,000,000	999,982
2.445%[2]	7/15/19	7/15/19	1,500,000	1,498,717
2.45% [SOFRRATE+3][1]	7/1/19	12/6/19	3,000,000	2,999,645
2.45% [SOFRRATE+3][1]	7/1/19	10/9/19	3,000,000	2,999,737
2.455% [SOFRRATE+3.5][1]	7/1/19	2/21/20	2,500,000	2,500,374
2.47% [SOFRRATE+5][1]	7/1/19	1/17/20	1,000,000	999,921
2.481%[2]	8/16/19	8/16/19	3,000,000	2,991,528
2.483%[2]	9/11/19	9/11/19	1,500,000	1,493,520
2.486%[2]	7/31/19	7/31/19	4,000,000	3,992,667
2.494%[2]	8/21/19	8/21/19	4,000,000	3,987,477
2.494%[2]	8/23/19	8/23/19	3,000,000	2,990,239
Federal National Mortgage Assn.:
2.21%[2]	7/1/19	7/1/19	10,000,000	10,000,000
2.54% [SOFRRATE+12][1]	7/1/19	7/30/19	6,000,000	6,000,576
Total U.S. Government Agencies (Cost $155,888,737)				155,895,274

U.S. Government Obligations—39.4%
United States Treasury Bills:
2.116%[2]	8/20/19	8/20/19	35,000,000	34,898,403
2.129%[2]	8/22/19	8/22/19	21,000,000	20,936,330
2.229%[2]	7/23/19	7/23/19	49,500,000	49,437,529
2.25%[2]	7/16/19	7/16/19	50,000,000	49,957,318
2.28%[2]	7/9/19	7/9/19	50,000,000	49,978,500
2.282%[2]	7/25/19	7/25/19	25,000,000	24,967,500
2.297%[2]	7/2/19	7/2/19	50,000,000	49,997,305
2.303%[2]	7/5/19	7/5/19	50,000,000	49,989,165
2.306%[2]	8/8/19	8/8/19	25,000,000	24,945,606
2.314%[2]	7/30/19	7/30/19	25,000,000	24,956,853
2.321%[2]	7/18/19	7/18/19	25,000,000	24,975,784
2.329%[2]	8/1/19	8/1/19	25,000,000	24,956,729
Total U.S. Government Obligations (Cost $429,962,057)				429,997,022

Repurchase Agreements—48.0%
Repurchase Agreements[3] (Cost $523,600,000)			523,600,000	523,600,000

			Shares
Investment Company—1.4%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[4] (Cost $15,769,159)			15,769,159	15,769,159

Total Investments, at Value (Cost $1,125,219,953)			103.1%	1,125,261,455
Net Other Assets (Liabilities)			(3.1)	(34,066,508)
Net Assets			100.0%	$1,091,194,947

5 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*. The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**. If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Repurchase agreements:

								Repurchase
						Collateral	Repurchase	Agreement
	Lending	Settlement	Maturity	Principal		Received, at	Agreements,	Proceeds to be
Counterparty	Rate	Date	Date	Amount	Collateralized By	Value[a]	at Value	Received[a]
ASL Capital Markets Inc.	2.60%	6/28/19	7/1/19	$59,000,000	U.S. Treasury Nts., 1.25%-3.00%, 7/15/20-9/30/25	$(60,193,078)	$59,000,000	$59,012,821
Cantor Fitzgerald Secured, LLC	2.55	6/28/19	7/1/19	135,000,000	U.S. Treasury Nts., 1.25%-2.75%, 3/31/21-6/30/25 and U.S. Government Agency Mortgages, 0.00%-7.00%, 2/26/20-1/1/49	(139,442,567)	135,000,000	135,028,752
Cantor Fitzgerald Secured, LLC	2.72	6/26/19	7/3/19	3,000,000	U.S. Treasury Bonds, 4.50%, 8/15/39; U.S. Treasury Nts., 1.25%, 10/31/21 and U.S. Government Agency Mortgages, 3.00%-5.00%, 1/1/31-10/20/48	(3,218,275)	3,000,000	3,001,625
Credit Agricole Corp. & Investment Bank	2.63	6/27/19	7/5/19	5,000,000	U.S. Government Agency Mortgages, 3.00%, 7/1/46	(5,102,981)	5,000,000	5,002,923
RBC Dominion Securities, Inc.	2.46	6/28/19	7/1/19	70,600,000	U.S. Treasury Bills, 0.00%, 11/14/19 and U.S. Treasury Nts., 1.125%-2.875%, 12/31/20-4/30/24	(72,026,787)	70,600,000	70,614,497
RBC Dominion Securities, Inc.	2.48	6/28/19	7/1/19	159,000,000	U.S. Treasury Bills, 0.00%, 11/14/19; U.S. Treasury Bonds, 2.875%, 5/15/49; U.S. Treasury Nts., 0.00%-2.75%, 2/28/21-8/15/48 and U.S. Government Agency Mortgages, 3.00%-4.00%, 6/20/47-10/20/48	(162,213,594)	159,000,000	159,032,935
South Street Securities LLC	2.60	6/28/19	7/1/19	74,000,000	U.S. Government Agency Mortgages, 2.127%-5.66%, 12/1/21-4/1/49	(75,496,354)	74,000,000	74,016,033
TD Securities (USA) LLC	2.51	6/28/19	7/1/19	18,000,000	U.S. Government Agency Mortgages, 3.50%, 6/1/49	(18,363,841)	18,000,000	18,003,765
						$(536,057,477)	$523,600,000	$523,713,351

a. Includes accrued interest.

4. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Glossary:

Definitions
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
SOFRRATE	United States Secured Overnight Financing Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Financial Statements.

6 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $585,850,794)	$585,892,296
Affiliated companies (cost $15,769,159)	15,769,159
Repurchase agreements (cost $523,600,000)	523,600,000

1,125,261,455
Cash	65,850
Receivables and other assets:
Interest and dividends	329,530
Shares of beneficial interest sold	139
Other	156,277

Total assets	1,125,813,251
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	33,794,696
Dividends	424,476
Administration fee	203,651
Trustees’ compensation	94,995
Management fee	41,081
Investments purchased	30,802
Transfer and shareholder servicing agent fees	8,582
Shareholder communications	5,396
Distribution and service plan fees	2
Other	14,623

Total liabilities	34,618,304
Net Assets	$1,091,194,947

Composition of Net Assets
Shares of beneficial interest	$1,091,186,582
Total distributable earnings	8,365

Net Assets	$1,091,194,947

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,091,184,947 and 1,091,110,339 shares of beneficial interest outstanding)	$1.00
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $10,000 and 10,000 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

7 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest from unaffiliated companies	$ 20,045,587
Dividends for affiliated companies	184,669

Total investment income	20,230,256
Expenses
Management fees	3,433,176
Administration fees	218,132
Distribution and service plan fees — Series II shares	2
Transfer and shareholder servicing agent fees — Series I shares	864,901
Shareholder communications — Series I shares	21,210
Trustees’ compensation	41,225
Custodian fees and expenses	4,648
Other	64,164

Total expenses	4,647,458
Less reduction to custodian expenses	(2,585)
Less waivers and reimbursements of expenses	(480,237)

Net expenses	4,164,636
Net Investment Income	16,065,620
Realized and Unrealized Gain
Realized gain on Investment transactions in unaffiliated companies	7,157
Net change in unrealized appreciation/(depreciation) on Investment transactions	41,502
Net Increase in Net Assets Resulting from Operations	$ 16,114,279

See accompanying Notes to Financial Statements.

8 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$16,065,620	$14,653,999
Net realized gain	7,157	155
Net change in unrealized appreciation/(depreciation)	41,502	—
Net increase in net assets resulting from operations	16,114,279	14,654,154
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(16,064,989)	(14,654,285)
Series II shares	(15)	—
Total distributions from distributable earnings	(16,065,004)	(14,654,285)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(1,964,589,903)	2,630,121,422
Series II shares	10,000	—
Total beneficial interest transactions	(1,964,579,903)	2,630,121,422
Net Assets
Total increase (decrease)	(1,964,530,628)	2,630,121,291
Beginning of period	3,055,725,575	425,604,284
End of period	$1,091,194,947	$3,055,725,575

See accompanying Notes to Financial Statements.

9 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net realized and unrealized gain	0.00[2]	0.00[2]	(0.00)[2]	(0.00)[2]	0.00[2]	0.00[2]

Total from investment operations	0.01	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[3]	0.96%	1.35%	0.39%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,091,185	$3,055,726	$425,604	$541,970	$2,648,636	$515,297
Average net assets (in thousands)	$1,664,264	$952,018	$488,532	$1,470,447	$1,144,581	$329,045
Ratios to average net assets:[4]
Net investment income	1.95%	1.54%	0.39%	0.01%	0.01%	0.01%
Total expenses[5]	0.56%	0.56%	0.59%	0.55%	0.53%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.35%	0.19%	0.15%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.56%
Year Ended December 31, 2018	0.56%
Year Ended December 31, 2017	0.59%
Year Ended December 31, 2016	0.55%
Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

10 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

Series II Shares	Period Ended June 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$1.00
Income (loss) from investment operations:
Net investment income[2]	0.00[3]
Net realized and unrealized gain	0.00[3]
Total from investment operations	0.00[3]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]
Net asset value, end of period	$1.00

Total Return, at Net Asset Value[4]	0.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[5]
Net investment income	1.78%
Total expenses[6]	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%

1. For the period from after close of business on May 24, 2019 (inception of offering) to June 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended June 30, 2019	0.78%

See accompanying Notes to Financial Statements.

11 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. Government Money Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Government Money Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service shares received Series I shares of the Fund. Information for the Acquired Fund’s Non-Service shares prior to the Reorganization is included with Series I throughout this report. Series II shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings

12 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $426 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,125,219,953

Gross unrealized appreciation	$47,080
Gross unrealized depreciation	(5,578)

Net unrealized appreciation	$41,502

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of each Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses of each respective Fund are allocated among the classes of such Fund based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

	Repurchase Agreement
Counterparty	Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

Repurchase Agreements
ASL Capital Markets Inc.	$59,012,821	$(60,193,078)	$(1,180,257)
Cantor Fitzgerald Secured, LLC	138,030,377	(142,660,842)	(4,630,465)
Credit Agricole Corp. & Investment Bank	5,002,923	(5,102,981)	(100,058)
RBC Dominion Securities, Inc.	229,647,432	(234,240,381)	(4,592,949)
South Street Securities LLC	74,016,033	(75,496,354)	(1,480,321)
TD Securities (USA) LLC	18,003,765	(18,363,841)	(360,076)

	$523,713,351	$(536,057,477)

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

13 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.42%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,933,619 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.50% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $157,516 and reimbursed fund expenses of $322,721 of Series I shares.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-service shares to 0.50%, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s

14 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Agency	$—	$155,895,274	$—	$155,895,274
U.S. Government Obligation	—	429,997,022	—	429,997,022
Investment Company	15,769,159	—	—	15,769,159
Repurchase Agreement	—	523,600,000	—	523,600,000

Total Assets	$15,769,159	$1,109,492,296	$—	$1,125,261,455

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,585.

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JP Morgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Share Information

Transactions in shares of beneficial interest were as follows:

15 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	1,152,539,933	$1,152,539,933	3,403,573,875	$3,403,573,875
Dividends and/or distributions reinvested	16,064,989	16,064,989	12,421,877	12,421,877
Redeemed	(3,133,194,825)	(3,133,194,825)	(785,874,330)	(785,874,330)

Net increase (decrease)	(1,964,589,903)	$(1,964,589,903)	2,630,121,422	$2,630,121,422

Series II Shares[2]
Sold	10,000	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	10,000	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 95% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Commencement date after the close of business on May 24, 2019.

Note 8 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

16 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Government Money Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

17       OPPENHEIMER GOVERNMENT MONEY FUND/VA

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

18 OPPENHEIMER GOVERNMENT MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

19 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Government Money Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Government Money Fund/VA Fund into Invesco Oppenheimer V.I. Government Money Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	2,685,035,397	99,107,075	353,966,884	0

20 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

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Semiannual Report 6/30/2019

Invesco Oppenheimer
V.I. International Growth Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

* Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer International Growth Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception Date	6-Months	1-Year	5-Year	10-Year
Series I Shares*	5/13/92	17.58%	-2.58%	1.88%	8.62%
Series II Shares*	3/19/01	17.46	-2.35	1.65	8.37
MSCI AC World Ex-U.S. Index		13.60	1.29	2.16	6.54

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

SAP SE	3.0%
Hermes International	2.3
ASML Holding NV	2.3
Hitachi Ltd.	2.2
Infineon Technologies AG	2.1
Keyence Corp.	2.1
Edenred	2.1
Temenos AG	2.0
Grifols SA	1.9
ICICI Bank Ltd., Sponsored ADR	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

3      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	$1,000.00	$1,175.80	$5.41
Series II shares	1,000.00	1,174.60	6.76

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,019.84	5.02
Series II shares	1,000.00	1,018.60	6.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	1.00%
Series II shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—95.5%
Consumer Discretionary—16.5%
Auto Components—3.6%
Continental AG	28,449	$ 4,147,681
Koito Manufacturing Co. Ltd.	129,900	6,952,828
Valeo SA	161,693	5,259,879
		16,360,388
Entertainment—1.0%
Ubisoft Entertainment SA1	58,880	4,616,201
Hotels, Restaurants & Leisure—1.7%
Carnival Corp.	96,338	4,484,534
Whitbread plc	59,846	3,520,340
		8,004,874
Household Durables—1.7%
SEB SA	4,120	740,797
SEB SA1	850	152,835
SEB SA, Prime[1]	39,200	7,048,362
		7,941,994
Internet & Catalog Retail—1.1%
Alibaba Group Holding Ltd., Sponsored ADR[1]	29,334	4,970,646
Media—0.0%
SES SA, Cl. A, FDR	4,010	62,792
Multiline Retail—1.1%
Dollarama, Inc.	137,748	4,845,978
Specialty Retail—1.2%
Nitori Holdings Co. Ltd.	42,000	5,572,586
Textiles, Apparel & Luxury Goods—5.1%
Cie Financiere Richemont SA	63,277	5,370,572
Hermes International	14,806	10,678,663
LVMH Moet Hennessy Louis Vuitton SE	17,260	7,347,434
		23,396,669
Consumer Staples—10.3%
Beverages—2.7%
Heineken NV	54,322	6,063,427
Pernod Ricard SA	33,560	6,184,317
		12,247,744
Food & Staples Retailing—3.0%
Alimentation Couche-Tard, Inc., Cl. B	126,820	7,980,784
CP ALL PCL	2,135,700	5,989,604
		13,970,388
Food Products—3.8%
Barry Callebaut AG	2,880	5,777,099
Saputo, Inc.	139,840	4,185,963
WH Group Ltd.[2]	7,483,000	7,618,031
		17,581,093
Tobacco—0.8%
Swedish Match AB	85,242	3,602,687
Energy—1.3%
Energy Equipment & Services—1.3%
TechnipFMC plc	223,372	5,785,309
Financials—4.5%
Commercial Banks—1.9%
ICICI Bank Ltd., Sponsored ADR	692,603	8,719,872
Insurance—2.6%
Legal & General Group plc	1,490,396	5,101,495
Prudential plc	311,755	6,790,236
		11,891,731
Health Care—16.1%
Biotechnology—4.1%
Ascendis Pharma AS, ADR[1]	11,050	1,272,407
CSL Ltd.	48,043	7,268,180

	Shares	Value
Biotechnology (Continued)
Galapagos NV1	12,079	$ 1,558,015
Grifols SA	298,478	8,819,582
		18,918,184
Health Care Equipment & Supplies—5.1%
Hoya Corp.	111,293	8,548,749
LivaNova plc[1]	18,990	1,366,520
Medtronic plc	37,060	3,609,274
ResMed, Inc.	30,070	3,669,442
Siemens Healthineers AG2	148,845	6,280,928
		23,474,913
Health Care Providers & Services—1.0%
Fresenius Medical Care AG & Co. KGaA	59,963	4,704,029
Life Sciences Tools & Services—1.9%
Lonza Group AG1	25,649	8,655,889
Pharmaceuticals—4.0%
Bayer AG	64,077	4,450,744
Novo Nordisk AS, Cl. B	151,256	7,715,535
Roche Holding AG	21,279	5,987,193
		18,153,472
Industrials—18.2%
Aerospace & Defense—1.7%
Airbus SE	55,230	7,831,331
Commercial Services & Supplies—3.5%
Edenred	184,187	9,396,769
Prosegur Cash SA2	1,259,740	2,494,235
Prosegur Cia de Seguridad SA	847,849	3,986,920
		15,877,924
Construction & Engineering—0.5%
Boskalis Westminster	102,424	2,365,788
Electrical Equipment—3.6%
Legrand SA	78,690	5,766,118
Melrose Industries plc	1,605,327	3,694,884
Nidec Corp.	52,100	7,149,288
		16,610,290
Machinery—6.7%
Aalberts NV	114,454	4,499,715
Atlas Copco AB, Cl. A	213,135	6,813,207
Epiroc AB, Cl. A	376,549	3,920,764
Kubota Corp.	293,500	4,893,656
VAT Group AG1,2	55,328	6,816,482
Weir Group plc (The)	176,276	3,462,700
		30,406,524
Professional Services—0.9%
Intertek Group plc	59,180	4,146,000
Trading Companies & Distributors—1.3%
Bunzl plc	107,816	2,848,699
Ferguson plc	44,226	3,152,385
		6,001,084
Information Technology—24.4%
Communications Equipment—1.9%
Nokia OYJ	1,727,992	8,586,996
Electronic Equipment, Instruments, & Components—4.3%
Hitachi Ltd.	276,600	10,165,598
Keyence Corp.	15,712	9,655,644
		19,821,242
IT Services—3.6%
Amadeus IT Group SA	60,698	4,803,402
Atos SE	36,170	3,024,229
EPAM Systems, Inc.[1]	33,630	5,821,353
Worldline SA1,2	42,366	3,083,601
		16,732,585

6      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

	Shares	Value
Semiconductors & Semiconductor Equipment—6.8%
ams AG1	79,387	$ 3,113,145
ASML Holding NV	49,221	10,290,495
Infineon Technologies AG	546,397	9,655,967
STMicroelectronics NV	448,930	7,965,468
		31,025,075
Software—7.8%
Atlassian Corp. plc, Cl. A1	11,490	1,503,352
Dassault Systemes SE	30,567	4,883,562
SAP SE	98,984	13,606,445
Temenos AG1	50,218	8,992,201
Xero Ltd.[1]	158,827	6,679,502
		35,665,062
Materials—4.2%
Chemicals—1.9%
Novozymes AS, Cl. B	11,281	526,011
Sika AG	47,755	8,150,848
		8,676,859

	Shares	Value
Construction Materials—0.7%
James Hardie Industries plc	226,220	$ 2,975,829
Containers & Packaging—1.6%
CCL Industries, Inc., Cl. B	151,232	7,416,379
Total Common Stocks (Cost $281,121,585)		437,616,407
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	599,541	45,165
Investment Company—3.8%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[3] (Cost $17,232,958)	17,232,958	17,232,958
Total Investments, at Value (Cost $298,354,543)	99.3%	454,894,530
Net Other Assets (Liabilities)	0.7	3,307,262
Net Assets	100.0%	$ 458,201,792

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,293,277 or 5.74% of the Fund’s net assets at period end.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
France	$76,014,098	16.7%
Switzerland	57,715,753	12.7
Japan	52,938,349	11.6
Germany	42,845,794	9.4
United States	36,184,081	8.0
United Kingdom	35,349,664	7.8
Canada	24,429,104	5.4
Netherlands	23,219,425	5.1
Spain	20,104,139	4.4
Sweden	14,336,658	3.1
Denmark	9,513,953	2.1
Australia	8,771,531	1.9
India	8,765,037	1.9
Finland	8,586,996	1.9
Hong Kong	7,618,031	1.7
New Zealand	6,679,502	1.5
Thailand	5,989,604	1.3
China	4,970,646	1.1
Jersey, Channel Islands	3,152,385	0.7
Austria	3,113,145	0.7
Ireland	2,975,829	0.7
Belgium	1,558,015	0.3
Luxembourg	62,791	0.0
Total	$454,894,530	100.0%

See accompanying Notes to Financial Statements.

7      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $281,121,585)	$437,661,572

Affiliated companies (cost $17,232,958)	17,232,958

454,894,530

Cash	499,593

Cash—foreign currencies (cost $277)	27
Receivables and other assets:
Dividends	1,897,731
Investments sold	1,736,088
Shares of beneficial interest sold	130,178

Other	57,101
Total assets	459,215,248

Liabilities
Payables and other liabilities:
Foreign capital gains tax	444,980
Shares of beneficial interest redeemed	323,209
Administration fee	61,648
Distribution and service plan fees	50,621
Trustees’ compensation	45,084
Management fee	35,563
Shareholder communications	12,408
Transfer and shareholder servicing agent fees	7,945

Other	31,998
Total liabilities	1,013,456

Net Assets	$458,201,792

Composition of Net Assets

Shares of beneficial interest	$294,527,406

Total distributable earnings	163,674,386
Net Assets	$458,201,792

Net Asset Value Per Share
Series I Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $224,264,112 and 99,956,610 shares of beneficial interest outstanding)	$2.24
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $233,937,680 and 99,604,579 shares of beneficial interest outstanding)	$2.35

See accompanying Notes to Financial Statements.

8      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $762,413)	$6,454,388

Affiliated companies	193,513
Total investment income	6,647,901

Expenses

Management fees	2,264,370

Administration fees	66,736

Distribution and service plan fees – Series II shares	274,335
Transfer and shareholder servicing agent fees:
Series I shares	132,359

Series II shares	108,336
Shareholder communications:
Series I shares	5,514

Series II shares	4,801

Custodian fees and expenses	25,457

Trustees’ compensation	9,203

Borrowing fees	6,284

Other	30,420
Total expenses	2,927,815
Less reduction to custodian expenses	(3,799)

Less waivers and reimbursements of expenses	(261,063)
Net expenses	2,662,953

Net Investment Income	3,984,948

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains tax of $42,231) (includes net gains from securities sold to affiliates of $99,172)	9,451,444

Foreign currency transactions	(36,574)

Net realized gain	9,414,870
Net change in unrealized appreciation/(depreciation) on:
Investment transactions (net of foreign capital gains tax of $200,198)	66,388,559

Translation of assets and liabilities denominated in foreign currencies	1,989
Net change in unrealized appreciation/(depreciation)	66,390,548

Net Increase in Net Assets Resulting from Operations	$79,790,366

See accompanying Notes to Financial Statements.

9      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Operations

Net investment income	$3,984,948	$4,028,652

Net realized gain	9,414,870	25,026,292
Net change in unrealized appreciation/(depreciation)	66,390,548	(139,763,917)

Net increase (decrease) in net assets resulting from operations	79,790,366	(110,708,973)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(13,472,374)	(9,134,490)
Series II shares	(12,709,522)	(5,690,284)

Total distributions from distributable earnings	(26,181,896)	(14,824,774)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(74,408,840)	(20,815,884)
Series II shares	12,146,263	13,746,754

Total beneficial interest transactions	(62,262,577)	(7,069,130)

Net Assets

Total decrease	(8,654,107)	(132,602,877)
Beginning of period	466,855,899	599,458,776

End of period	$458,201,792	$466,855,899

See accompanying Notes to Financial Statements.

10      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data

Net asset value, beginning of period	$2.03	$2.59	$2.08	$2.20	$2.31	$2.57
Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.02	0.03	0.03	0.03
Net realized and unrealized gain (loss)	0.33	(0.51)	0.52	(0.08)	0.06	(0.21)

Total from investment operations	0.35	(0.49)	0.54	(0.05)	0.09	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.02)	(0.03)	(0.02)	(0.03)	(0.03)
Distributions from net realized gain	(0.12)	(0.05)	0.00	(0.05)	(0.17)	(0.05)

Total dividends and/or distributions to shareholders	(0.14)	(0.07)	(0.03)	(0.07)	(0.20)	(0.08)
Net asset value, end of period	$2.24	$2.03	$2.59	$2.08	$2.20	$2.31

Total Return, at Net Asset Value[2]	17.58%	(19.42)%	26.29%	(2.12)%	3.43%	(7.22)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$224,264	$267,220	$360,417	$301,559	$317,547	$358,756

Average net assets (in thousands)	$259,051	$325,080	$339,999	$305,269	$343,347	$400,556
Ratios to average net assets:[3]
Net investment income	1.78%	0.83%	0.87%	1.24%	1.08%	1.13%
Expenses excluding specific expenses listed below	1.12%	1.10%	1.08%	1.09%	1.08%	1.07%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.12%	1.10%	1.08%	1.09%	1.08%	1.07%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate	17%	25%	27%	15%	24%	41%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.12%
Year Ended December 31, 2018	1.10%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014

Per Share Operating Data

Net asset value, beginning of period	$2.12	$2.70	$2.16	$2.29	$2.40	$2.66
Income (loss) from investment operations:
Net investment income[1]	0.02	0.01	0.01	0.02	0.02	0.02
Net realized and unrealized gain (loss)	0.35	(0.52)	0.56	(0.08)	0.06	(0.21)

Total from investment operations	0.37	(0.51)	0.57	(0.06)	0.08	(0.19)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)
Distributions from net realized gain	(0.12)	(0.05)	0.00	(0.05)	(0.17)	(0.05)

Total dividends and/or distributions to shareholders	(0.14)	(0.07)	(0.03)	(0.07)	(0.19)	(0.07)
Net asset value, end of period	$2.35	$2.12	$2.70	$2.16	$2.29	$2.40

Total Return, at Net Asset Value[2]	17.46%	(19.55)%	26.44%	(2.72)%	3.11%	(7.15)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$233,938	$199,636	$239,042	$175,633	$169,292	$145,515

Average net assets (in thousands)	$221,470	$231,130	$213,440	$174,834	$165,226	$128,694
Ratios to average net assets:[3]
Net investment income	1.55%	0.58%	0.60%	0.99%	0.79%	0.85%
Expenses excluding specific expenses listed below	1.36%	1.35%	1.33%	1.34%	1.33%	1.32%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.36%	1.35%	1.33%	1.34%	1.33%	1.32%

Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate	17%	25%	27%	15%	24%	41%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.36%
Year Ended December 31, 2018	1.35%
Year Ended December 31, 2017	1.33%
Year Ended December 31, 2016	1.34%
Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer International Growth Fund/VA (the “Acquired Fund” “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

13      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1 - Significant Accounting Policies (continued)

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.	Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

14      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Note 1 - Significant Accounting Policies (continued)

Federal tax cost of securities	$303,738,725
Federal tax cost of other investments	277

Total federal tax cost	$303,739,002

Gross unrealized appreciation	$174,840,892
Gross unrealized depreciation	(24,150,473)

Net unrealized appreciation	$150,690,419

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.95%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,842,903 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited

15      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates (continued)

(collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares 1.00% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $8,458 and reimbursed fund expenses of $130,283 and $122,322 for Series I and Series II shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to 1.00% and 1.25%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

16      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Note 3 - Additional Valuation Information (continued)

reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$14,453,993	$61,318,135	$—	$75,772,128
Consumer Staples	12,166,747	35,235,165	—	47,401,912
Energy	—	5,785,309	—	5,785,309
Financials	8,719,872	11,891,731	—	20,611,603
Health Care	9,917,643	63,988,844	—	73,906,487
Industrials	—	83,238,941	—	83,238,941
Information Technology	7,324,705	104,506,255	—	111,830,960
Materials	7,416,379	11,652,688	—	19,069,067
Preferred Stock	45,165	—	—	45,165
Investment Company	17,232,958	—	—	17,232,958

Total Assets	$77,277,462	$377,617,068	$—	$454,894,530

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund did not engage in transactions with affiliates. For the period May 25, 2019 to June 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities sales of $462,678, which resulted in net realized gains of $99,172.

Note 5 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,799.

Note 6 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

17      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 7 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 - Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $76,304,957 and $163,665,642, respectively.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	5,307,408	$11,617,830	21,532,426	$51,243,851
Dividends and/or distributions reinvested	6,179,988	13,472,374	3,639,212	9,134,490
Redeemed	(42,970,025)	(99,499,044)	(32,856,876)	(81,194,225)

Net decrease	(31,482,629)	$(74,408,840)	(7,685,238)	$(20,815,884)

Series II Shares
Sold	6,757,439	$15,561,941	19,920,360	$51,115,122
Dividends and/or distributions reinvested	5,574,352	12,709,522	2,171,864	5,690,284
Redeemed	(6,894,916)	(16,125,200)	(16,510,354)	(43,058,652)

Net increase	5,436,875	$12,146,263	5,581,870	$13,746,754

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 34% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

    In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

18      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. International Growth Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

19      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

20      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses

•	Quarterly statements

•	Daily confirmations

•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

22      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. International Growth Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer International Growth Fund/VA Fund into Invesco Oppenheimer V.I. International Growth Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	119,060,013	2,881,302	11,632,923	0

23      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Semiannual Report	6/30/2019

Invesco Oppenheimer
V.I. Main Street Fund®*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Main Street Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

.

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception
	Date	6-Months	1-Year	5-Year	10-Year
Series I Shares*	7/5/95	21.27%	11.76%	9.44%	13.57%
Series II Shares*	7/13/00	21.13	11.49	9.17	13.29
S&P 500 Index		18.54	10.42	10.71	14.70

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	7.1%
JPMorgan Chase & Co.	4.5
Amazon.com, Inc.	3.8
Motorola Solutions, Inc.	3.5
Lockheed Martin Corp.	3.4
Facebook, Inc., Cl. A	3.3
Merck & Co., Inc.	3.2
Prologis, Inc.	3.1
UnitedHealth Group, Inc.	2.7
Philip Morris International, Inc.	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

3      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	$1,000.00	$1,212.70	$4.40
Series II shares	1,000.00	1,211.30	5.77

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,020.83	4.02
Series II shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—17.9%
Automobiles—0.7%
General Motors Co.	224,050	$8,632,647
Hotels, Restaurants & Leisure—1.9%
Starbucks Corp.	288,780	24,208,427
Household Durables—0.5%
DR Horton, Inc.	153,640	6,626,493
Interactive Media & Services—3.3%
Facebook, Inc., Cl. A1	221,310	42,712,830
Internet & Catalog Retail—5.2%
Amazon.com, Inc.[1]	25,837	48,925,718
Booking Holdings, Inc.[1]	9,790	18,353,411
		67,279,129
Specialty Retail—6.3%
Best Buy Co., Inc.	332,690	23,198,474
Home Depot, Inc. (The)	150,630	31,326,521
O’Reilly Automotive, Inc.[1]	44,206	16,326,160
Ulta Beauty, Inc.[1]	28,630	9,931,461
		80,782,616
Consumer Staples—6.9%
Beverages—0.7%
Constellation Brands, Inc., Cl. A	48,920	9,634,305
Household Products—3.6%
Church & Dwight Co., Inc.	231,860	16,939,692
Procter & Gamble Co. (The)	263,270	28,867,555
		45,807,247
Tobacco—2.6%
Philip Morris International, Inc.	417,399	32,778,343
Energy—4.0%
Energy Equipment & Services—0.7%
Schlumberger Ltd.	218,530	8,684,382
Oil, Gas & Consumable Fuels—3.3%
Magellan Midstream Partners LP2	194,425	12,443,200
Suncor Energy, Inc.	960,120	29,917,339
		42,360,539
Financials—19.9%
Capital Markets—3.8%
Intercontinental Exchange, Inc.	237,090	20,375,514
S&P Global, Inc.	104,101	23,713,167
Tradeweb Markets, Inc., Cl. A	111,590	4,888,758
		48,977,439
Commercial Banks—6.8%
Danske Bank AS	388,473	6,142,043
JPMorgan Chase & Co.	515,530	57,636,254
SunTrust Banks, Inc.	184,260	11,580,741
SVB Financial Group[1]	53,330	11,977,385
		87,336,423
Consumer Finance—0.7%
Capital One Financial Corp.	97,580	8,854,409
Diversified Financial Services—4.4%
AXA Equitable Holdings, Inc.	1,220,236	25,502,933
Berkshire Hathaway, Inc., Cl. B1	143,270	30,540,866
		56,043,799
Insurance—1.1%
Progressive Corp. (The)	182,710	14,604,010
Real Estate Investment Trusts (REITs)—3.1%
Prologis, Inc.	493,843	39,556,824
Health Care—14.6%
Biotechnology—0.8%
Gilead Sciences, Inc.	149,810	10,121,164

	Shares	Value
Health Care Equipment & Supplies—2.1%
Boston Scientific Corp.[1]	323,820	$13,917,783
Zimmer Biomet Holdings, Inc.	113,600	13,375,264
		27,293,047
Health Care Providers & Services—3.5%
DaVita, Inc.[1]	73,434	4,131,397
Laboratory Corp. of America Holdings[1]	33,530	5,797,337
UnitedHealth Group, Inc.	142,080	34,668,941
		44,597,675
Health Care Technology—0.4%
Cerner Corp.	81,070	5,942,431
Life Sciences Tools & Services—1.6%
Agilent Technologies, Inc.	273,420	20,416,271
Pharmaceuticals—6.2%
AstraZeneca plc, Sponsored ADR	281,720	11,629,402
Elanco Animal Health, Inc.[1]	807,010	27,276,938
Merck & Co., Inc.	483,350	40,528,897
		79,435,237
Industrials—10.2%
Aerospace & Defense—3.4%
Lockheed Martin Corp.	118,420	43,050,407
Commercial Services & Supplies—2.0%
Cintas Corp.	38,090	9,038,376
Republic Services, Inc., Cl. A	190,360	16,492,790
		25,531,166
Machinery—1.3%
Illinois Tool Works, Inc.	111,560	16,824,364
Professional Services—0.2%
Nielsen Holdings plc	128,780	2,910,428
Road & Rail—2.2%
Union Pacific Corp.	168,120	28,430,773
Trading Companies & Distributors—1.1%
Fastenal Co.	412,740	13,451,197
Information Technology—19.9%
Communications Equipment—3.5%
Motorola Solutions, Inc.	266,140	44,373,522
IT Services—3.1%
Amdocs Ltd.	276,220	17,150,500
DXC Technology Co.	122,670	6,765,250
Visa, Inc., Cl. A	95,480	16,570,554
		40,486,304
Semiconductors & Semiconductor Equipment—3.9%
Applied Materials, Inc.	465,950	20,925,815
QUALCOMM, Inc.	271,560	20,657,569
Texas Instruments, Inc.	71,080	8,157,141
		49,740,525
Software—8.0%
Microsoft Corp.	685,750	91,863,070
ServiceNow, Inc.[1]	41,100	11,284,827
		103,147,897
Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	37,616	7,444,959
NetApp, Inc.	172,940	10,670,398
		18,115,357
Materials—0.8%
Chemicals—0.8%
Ecolab, Inc.	50,140	9,899,642
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
Verizon Communications, Inc.	403,305	23,040,815

6      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

	Shares	Value
Utilities—1.4%
Electric Utilities—1.4%
Duke Energy Corp.	202,760	$17,891,543
Total Common Stocks (Cost $969,322,799)		1,249,579,627

	Shares	Value
Investment Company—1.7%
Invesco Oppenheimer Institutional
Government Money Market Fund, Cl. IN, 2.37%[3] (Cost $21,703,494)	21,703,494	$21,703,494
Total Investments, at Value (Cost $991,026,293)	99.1%	1,271,283,121
Net Other Assets (Liabilities)	0.9	11,478,839
Net Assets	100.0%	$1,282,761,960

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements.

7      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $969,322,799)	$1,249,579,627
Affiliated companies (cost $21,703,494)	21,703,494

1,271,283,121
Cash	750,000
Receivables and other assets:
Investments sold	17,116,682
Dividends	1,594,704
Shares of beneficial interest sold	60,856
Other	171,766

Total assets	1,290,977,129
Liabilities
Payables and other liabilities:
Investments purchased	6,952,280
Shares of beneficial interest redeemed	639,985
Administration fee	175,602
Trustees’ compensation	157,381
Distribution and service plan fees	146,079
Management fee	69,179
Shareholder communications	34,657
Transfer and shareholder servicing agent fees	18,215
Other	21,791

Total liabilities	8,215,169
Net Assets	$1,282,761,960

Composition of Net Assets
Shares of beneficial interest	$960,944,198
Total distributable earnings	321,817,762

Net Assets	$1,282,761,960

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $555,761,462 and 20,562,344 shares of beneficial interest outstanding)	$27.03
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $727,000,498 and 27,223,513 shares of beneficial interest outstanding)	$26.70

See accompanying Notes to Financial Statements.

8      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $88,409)	$11,998,684
Affiliated companies	274,440

Total investment income	12,273,124
Expenses
Management fees	4,078,347
Administration fees	190,052
Distribution and service plan fees - Series II shares	876,981
Transfer and shareholder servicing agent fees:
Series I shares	261,604
Series II shares	344,092
Shareholder communications:
Series I shares	14,239
Series II shares	18,606
Trustees’ compensation	18,107
Borrowing fees	15,002
Custodian fees and expenses	5,548
Other	50,107

Total expenses	5,872,685
Less reduction to custodian expenses	(4,880)
Less waivers and reimbursements of expenses	(67,001)

Net expenses	5,800,804
Net Investment Income	6,472,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (includes net gains from securities sold to affiliates of $1,356,448)	38,975,272
Foreign currency transactions	(1,136)

Net realized gain	38,974,136
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	187,825,971
Translation of assets and liabilities denominated in foreign currencies	6,310

Net change in unrealized appreciation/(depreciation)	187,832,281
Net Increase in Net Assets Resulting from Operations	$233,278,737

See accompanying Notes to Financial Statements.

9      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$6,472,320	$11,343,487
Net realized gain	38,974,136	222,465,657
Net change in unrealized appreciation/(depreciation)	187,832,281	(328,736,245)

Net increase (decrease) in net assets resulting from operations	233,278,737	(94,927,101)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(93,497,935)	(53,341,045)
Series II shares	(121,555,544)	(71,631,264)

Total distributions from distributable earnings	(215,053,479)	(124,972,309)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Series I shares	62,702,457	17,298,831
Series II shares	85,206,709	(27,705,526)

Total beneficial interest transactions	147,909,166	(10,406,695)
Net Assets
Total increase (decrease)	166,134,424	(230,306,105)
Beginning of period	1,116,627,536	1,346,933,641

End of period	$1,282,761,960	$1,116,627,536

See accompanying Notes to Financial Statements.

10      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$26.82	$32.25	$28.41	$29.24	$33.61	$31.24
Income (loss) from investment operations:
Net investment income[1]	0.18	0.32	0.34	0.33	0.33	0.28
Net realized and unrealized gain (loss)	5.46	(2.55)	4.41	2.76	0.80	3.01

Total from investment operations	5.64	(2.23)	4.75	3.09	1.13	3.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.38)	(0.39)	(0.34)	(0.32)	(0.27)
Distributions from net realized gain	(5.09)	(2.82)	(0.52)	(3.58)	(5.18)	(0.65)

Total dividends and/or distributions to shareholders	(5.43)	(3.20)	(0.91)	(3.92)	(5.50)	(0.92)
Net asset value, end of period	$27.03	$26.82	$32.25	$28.41	$29.24	$33.61

Total Return, at Net Asset Value[2]	21.27%	(7.89)%	16.91%	11.62%	3.33%	10.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$555,761	$485,230	$561,555	$485,196	$518,456	$559,933
Average net assets (in thousands)	$538,578	$543,152	$535,770	$502,522	$541,020	$554,449
Ratios to average net assets:[3]
Net investment income	1.19%	1.03%	1.12%	1.16%	1.05%	0.86%
Expenses excluding specific expenses listed below	0.81%	0.80%	0.78%	0.79%	0.78%	0.77%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%

Total expenses[5]	0.81%	0.80%	0.78%	0.79%	0.78%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%[6]	0.78%[6]	0.79%[6]	0.78%[6]	0.77%[6]
Portfolio turnover rate	22%	65%	35%	33%	44%	43%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.81%
Year Ended December 31, 2018	0.80%
Year Ended December 31, 2017	0.78%
Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$26.51	$31.91	$28.12	$28.98	$33.33	$30.99
Income (loss) from investment operations:
Net investment income[1]	0.14	0.24	0.26	0.26	0.25	0.19
Net realized and unrealized gain (loss)	5.40	(2.53)	4.37	2.72	0.80	2.99
Total from investment operations	5.54	(2.29)	4.63	2.98	1.05	3.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.29)	(0.32)	(0.26)	(0.22)	(0.19)
Distributions from net realized gain	(5.09)	(2.82)	(0.52)	(3.58)	(5.18)	(0.65)
Total dividends and/or distributions to shareholders	(5.35)	(3.11)	(0.84)	(3.84)	(5.40)	(0.84)
Net asset value, end of period	$26.70	$26.51	$31.91	$28.12	$28.98	$33.33

Total Return, at Net Asset Value[2]	21.13%	(8.10)%	16.63%	11.30%	3.11%	10.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$727,000	$631,398	$785,379	$772,594	$715,328	$806,023
Average net assets (in thousands)	$707,721	$740,691	$788,342	$725,836	$757,218	$856,467
Ratios to average net assets:[3]
Net investment income	0.94%	0.78%	0.87%	0.94%	0.80%	0.61%
Expenses excluding specific expenses listed below	1.06%	1.05%	1.03%	1.04%	1.03%	1.02%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.06%	1.05%	1.03%	1.04%	1.03%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%[6]	1.03%[6]	1.04%[6]	1.03%[6]	1.02%[6]
Portfolio turnover rate	22%	65%	35%	33%	44%	43%
1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.06%
Year Ended December 31, 2018	1.05%
Year Ended December 31, 2017	1.03%
Year Ended December 31, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Organization

Invesco Oppenheimer V.I. Main Street Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Main Street Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

13      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1 - Organization (continued)

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund utilized $16,688 of capital loss carryforwards to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be zero. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During

14      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Note 1 - Organization (continued)

the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost of securities	$992,609,161

Gross unrealized appreciation	$294,262,349
Gross unrealized depreciation	(15,588,389)

Net unrealized appreciation	$278,673,960

H.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

15      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates (continued)

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.66%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $ 3,249,790 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $11,733 and reimbursed fund expenses of $18,524 and $36,744 for Series I and Series II shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$230,242,142	$—	$—	$230,242,142
Consumer Staples	88,219,895	—	—	88,219,895
Energy	51,044,921	—	—	51,044,921
Financials	249,230,861	6,142,043	—	255,372,904
Health Care	187,805,825	—	—	187,805,825
Industrials	130,198,335	—	—	130,198,335
Information Technology	255,863,605	—	—	255,863,605
Materials	9,899,642	—	—	9,899,642
Telecommunication Services	23,040,815	—	—	23,040,815
Utilities	17,891,543	—	—	17,891,543
Investment Company	21,703,494	—	—	21,703,494

Total Assets	$1,265,141,078	$6,142,043	$—	$1,271,283,121

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities sales of $4,383,960, which resulted in net realized gains of $221,208. For the period May 25, 2019 to June 30, 2019, the Fund engaged in transactions with affiliates as listed: Securities sales of $4,858,908, which resulted in net realized gains of $1,135,240.

Note 5 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,880.

17      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 6 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JP Morgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 - Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $264,084,449 and $339,607,020, respectively.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	348,424	$10,521,024	1,272,402	$37,785,582
Dividends and/or distributions reinvested	3,495,250	93,497,935	1,802,062	53,341,045
Redeemed	(1,376,732)	(41,316,502)	(2,391,616)	(73,827,796)

Net increase	2,466,942	$62,702,457	682,848	$17,298,831

Series II Shares
Sold	1,250,742	$36,629,173	2,634,038	$78,888,308
Dividends and/or distributions reinvested	4,599,150	121,555,544	2,444,753	71,631,264
Redeemed	(2,441,304)	(72,978,008)	(5,873,057)	(178,225,098)

Net increase (decrease)	3,408,588	$85,206,709	(794,266)	$(27,705,526)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 51% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

18      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Note 11 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

19      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Main Street Fund® (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

20      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

21      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

22      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

23      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

SPECIAL SHAREHOLDER MEETING Unaudited

A Special Meeting (“Meeting”) of Shareholders Invesco Oppenheimer V.I. Main Street Fund® was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Main Street Fund®/VA into Invesco Oppenheimer V.I. Main Street Fund®.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	32,898,983	1,290,052	3,005,623	0

24      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

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Semiannual Report	6/30/2019

Invesco Oppenheimer

V.I. Main Street Small Cap Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Main Street Small Cap Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception
	Date	6-Months	1-Year	5-Year	10-Year
Series I Shares*	5/1/98	15.84%	-3.85%	7.13%	13.63%
Series II Shares*	7/16/01	15.66	-4.11	6.86	13.34
Russell 2000 Index		16.98	-3.31	7.06	13.45

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Zynga, Inc., Cl. A	2.5%
Korn Ferry	2.0
ASGN, Inc.	2.0
CACI International, Inc., Cl. A	2.0
WSFS Financial Corp.	1.9
j2 Global, Inc.	1.9
Generac Holdings, Inc.	1.8
Four Corners Property Trust, Inc.	1.8
National Storage Affiliates Trust	1.7
LHC Group, Inc.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

3      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	January 1, 2019	June 30, 2019	June 30, 2019
Series I shares	$1,000.00	$1,158.40	$4.29
Series II shares	1,000.00	1,156.60	5.63

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,020.83	4.02
Series II shares	1,000.00	1,019.59	5.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

	Shares	Value
Common Stocks—99.1%
Consumer Discretionary—14.3%
Auto Components—2.6%
Dorman Products, Inc.[1]	135,020	$11,765,643
Visteon Corp.[1]	212,290	12,435,948
		24,201,591
Diversified Consumer Services—0.9%
Houghton Mifflin Harcourt Co.[1]	1,392,250	8,019,360
Entertainment—2.5%
Zynga, Inc., Cl. A1	3,813,067	23,374,101
Hotels, Restaurants & Leisure—3.8%
Jack in the Box, Inc.	147,040	11,967,585
Texas Roadhouse, Inc., Cl. A	247,200	13,267,224
Wendy’s Co. (The)	517,660	10,135,783
		35,370,592
Household Durables—1.1%
TopBuild Corp.[1]	123,280	10,202,653
Internet & Catalog Retail—0.9%
Etsy, Inc.[1]	143,470	8,804,754
Specialty Retail—2.5%
AutoNation, Inc.[1]	279,580	11,725,585
Monro, Inc.	138,290	11,796,137
		23,521,722
Consumer Staples—3.7%
Food & Staples Retailing—1.5%
BJ’s Wholesale Club Holdings, Inc.[1]	516,570	13,637,448
Household Products—1.2%
Energizer Holdings, Inc.	282,970	10,933,961
Personal Products—1.0%
Nu Skin Enterprises, Inc., Cl. A	190,190	9,380,171
Energy—3.1%
Oil, Gas & Consumable Fuels—3.1%
Matador Resources Co.[1]	588,253	11,694,470
Noble Midstream Partners LP2	236,906	7,879,493
Range Resources Corp.	573,960	4,006,241
Renewable Energy Group, Inc.[1]	339,319	5,381,599
		28,961,803
Financials—21.8%
Capital Markets—2.6%
Federated Investors, Inc., Cl. B	219,460	7,132,450
Focus Financial Partners, Inc., Cl. A1	135,600	3,703,236
Stifel Financial Corp.	233,330	13,780,470
		24,616,156
Commercial Banks—7.8%
Bank of NT Butterfield & Son Ltd. (The)	270,800	9,196,368
BankUnited, Inc.	137,525	4,640,093
Berkshire Hills Bancorp, Inc.	241,770	7,589,160
Cathay General Bancorp	170,570	6,125,169
Chemical Financial Corp.	216,006	8,880,007
Customers Bancorp, Inc.[1]	236,910	4,975,110
Heritage Financial Corp.	256,240	7,569,330
IBERIABANK Corp.	148,100	11,233,385
Pacific Premier Bancorp, Inc.	183,180	5,656,598
Sterling Bancorp	333,990	7,107,307
		72,972,527
Insurance—1.8%
James River Group Holdings Ltd.	171,592	8,047,665
ProAssurance Corp.	244,010	8,811,201
		16,858,866
Real Estate Investment Trusts (REITs)—6.8%
Brandywine Realty Trust	836,490	11,978,537
DiamondRock Hospitality Co.	900,530	9,311,480
EPR Properties	121,740	9,080,587

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Four Corners Property Trust, Inc.	606,950	$16,587,943
National Storage Affiliates Trust	563,096	16,295,998
		63,254,545
Thrifts & Mortgage Finance—2.8%
OceanFirst Financial Corp.	342,663	8,515,175
WSFS Financial Corp.	430,629	17,784,978
		26,300,153
Health Care—12.5%
Biotechnology—3.6%
Emergent BioSolutions, Inc.[1]	179,200	8,657,152
Ligand Pharmaceuticals, Inc.[1]	53,100	6,061,365
Repligen Corp.[1]	147,750	12,699,113
uniQure NV1	79,800	6,236,370
		33,654,000
Health Care Equipment & Supplies—3.1%
AtriCure, Inc.[1]	178,580	5,328,827
CryoPort, Inc.[1]	219,710	4,025,087
Quidel Corp.[1]	142,430	8,448,948
Senseonics Holdings, Inc.[1]	1,047,999	2,137,918
Wright Medical Group NV1	301,670	8,995,799
		28,936,579
Health Care Providers & Services—2.6%
Addus HomeCare Corp.[1]	110,802	8,304,610
LHC Group, Inc.[1]	134,910	16,132,538
		24,437,148
Health Care Technology—2.2%
Inspire Medical Systems, Inc.[1]	155,623	9,438,535
Teladoc Health, Inc.[1]	165,080	10,962,963
		20,401,498
Life Sciences Tools & Services—0.2%
Adaptive Biotechnologies Corp.[1]	28,686	1,385,534
Pharmaceuticals—0.8%
Intersect ENT, Inc.[1]	211,020	4,802,815
TherapeuticsMD, Inc.[1]	1,028,720	2,674,672
		7,477,487
Industrials—18.9%
Airlines—1.0%
Spirit Airlines, Inc.[1]	191,450	9,137,909
Building Products—1.2%
Masonite International Corp.[1]	207,741	10,943,796
Commercial Services & Supplies—2.1%
ACCO Brands Corp.	1,239,637	9,755,943
Advanced Disposal Services, Inc.[1]	301,767	9,629,385
		19,385,328
Construction & Engineering—1.4%
KBR, Inc.	521,971	13,017,957
Electrical Equipment—2.6%
Atkore International Group, Inc.[1]	288,150	7,454,440
Generac Holdings, Inc.[1]	246,350	17,099,154
		24,553,594
Machinery—5.2%
EnPro Industries, Inc.	126,280	8,061,715
Evoqua Water Technologies Corp.[1]	712,210	10,141,870
Greenbrier Cos., Inc. (The)	156,420	4,755,168
Manitowoc Co., Inc. (The)[1]	252,017	4,485,903
Navistar International Corp.[1]	209,530	7,218,309
Rexnord Corp.[1]	457,950	13,839,249
		48,502,214
Professional Services—4.0%
ASGN, Inc.[1]	302,576	18,336,105
Korn Ferry	460,755	18,462,453
		36,798,558

6      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

	Shares	Value
Road & Rail—1.4%
Genesee & Wyoming, Inc., Cl. A1	132,630	$13,263,000
Information Technology—13.5%
IT Services—3.1%
CACI International, Inc., Cl. A1	88,639	18,134,653
Perspecta, Inc.	449,354	10,519,377
		28,654,030
Semiconductors & Semiconductor Equipment—4.1%
Brooks Automation, Inc.	317,460	12,301,575
MKS Instruments, Inc.	185,180	14,423,670
Semtech Corp.[1]	243,510	11,700,656
		38,425,901
Software—6.3%
Blackline, Inc.[1]	96,010	5,137,495
Bottomline Technologies DE, Inc.[1]	158,940	7,031,506
Envestnet, Inc.[1]	121,050	8,276,188
j2 Global, Inc.	199,253	17,711,599
Pagerduty, Inc.[1]	26,600	1,251,530
Paylocity Holding Corp.[1]	99,700	9,353,854
Q2 Holdings, Inc.[1]	126,580	9,665,649
		58,427,821
Materials—5.4%
Construction Materials—1.3%
Summit Materials, Inc., Cl. A1	610,201	11,746,369

	Shares	Value
Metals & Mining—4.1%
Allegheny Technologies, Inc.[1]	444,828	$11,209,666
Compass Minerals International, Inc.	166,620	9,155,769
Kaiser Aluminum Corp.	143,219	13,979,606
Mayville Engineering Co., Inc.[1]	277,180	3,825,084
		38,170,125
Utilities—5.9%
Gas Utilities—3.4%
South Jersey Industries, Inc.	464,080	15,653,418
Suburban Propane Partners LP2	663,355	16,112,893
		31,766,311
Multi-Utilities—2.5%
Avista Corp.	226,550	10,104,130
Black Hills Corp.	84,690	6,620,217
NorthWestern Corp.	90,470	6,527,411
		23,251,758
Total Common Stocks (Cost $751,459,885)		922,747,320
Investment Company—0.3%
Invesco Oppenheimer Institutional
Government Money Market Fund, Cl. IN, 2.37%[3] (Cost $3,112,966)	3,112,966	3,112,966
Total Investments, at Value (Cost $754,572,851)	99.4%	925,860,286
Net Other Assets (Liabilities)	0.6	5,715,023
Net Assets	100.0%	$931,575,309

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

See accompanying Notes to Financial Statements.

7      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $751,459,885)	$922,747,320
Affiliated companies (cost $3,112,966)	3,112,966
925,860,286
Cash	1,107,786
Receivables and other assets:
Investments sold	6,123,040
Dividends	685,912
Shares of beneficial interest sold	59,676
Other	97,882
Total assets	933,934,582
Liabilities
Payables and other liabilities:
Investments purchased	1,314,398
Shares of beneficial interest redeemed	526,869
Distribution and service plan fees	165,778
Administration fee	128,952
Trustees’ compensation	84,475
Management fee	52,165
Shareholder communications	51,946
Transfer and shareholder servicing agent fees	14,360
Other	20,330
Total liabilities	2,359,273
Net Assets	$931,575,309

Composition of Net Assets
Shares of beneficial interest	$769,613,723
Total distributable earnings	161,961,586
Net Assets	$931,575,309

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $106,512,136 and 4,987,211 shares of beneficial interest outstanding)	$21.36
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $825,063,173 and 39,302,732 shares of beneficial interest outstanding)	$20.99

See accompanying Notes to Financial Statements.

8      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$6,963,660
Affiliated companies	212,804
Interest	34
Total investment income	7,176,498
Expenses
Management fees	3,243,990
Administration fees	139,504
Distribution and service plan fees — Series II shares	1,019,493
Transfer and shareholder servicing agent fees:
Series I shares	66,654
Series II shares	403,107
Shareholder communications:
Series I shares	8,226
Series II shares	51,534
Trustees’ compensation	15,176
Borrowing fees	11,947
Custodian fees and expenses	2,483
Other	38,335
Total expenses	5,000,449
Less reduction to custodian expenses	(2,483)
Less waivers and reimbursements of expenses	(195,843)
Net expenses	4,802,123
Net Investment Income	2,374,375
Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(9,762,666)
Net change in unrealized appreciation/(depreciation) on investment transactions	141,412,486
Net Increase in Net Assets Resulting from Operations	$134,024,195

See accompanying Notes to Financial Statements.

9      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$2,374,375	$713,422
Net realized gain (loss)	(9,762,666)	96,680,460
Net change in unrealized appreciation/(depreciation)	141,412,486	(191,923,313)

Net increase (decrease) in net assets resulting from operations	134,024,195	(94,529,431)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(10,160,591)	(19,059,602)
Series II shares	(77,152,079)	(117,234,118)

Total distributions from distributable earnings	(87,312,670)	(136,293,720)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(25,808,529)	4,916,454
Series II shares	50,740,950	(2,571,998)

Total beneficial interest transactions	24,932,421	2,344,456
Net Assets
Total increase (decrease)	71,643,946	(228,478,695)
Beginning of period	859,931,363	1,088,410,058

End of period	$931,575,309	$859,931,363

See accompanying Notes to Financial Statements.

10      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$20.36	$25.79	$24.08	$21.32	$26.56	$27.80
Income (loss) from investment operations:
Net investment income[1]	0.08	0.07	0.07	0.16	0.12	0.26
Net realized and unrealized gain (loss)	3.13	(2.07)	3.22	3.55	(1.28)	2.74
Total from investment operations	3.21	(2.00)	3.29	3.71	(1.16)	3.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.22)	(0.11)	(0.23)	(0.25)
Distributions from net realized gain	(2.16)	(3.35)	(1.36)	(0.84)	(3.85)	(3.99)
Total dividends and/or distributions to shareholders	(2.21)	(3.43)	(1.58)	(0.95)	(4.08)	(4.24)
Net asset value, end of period	$21.36	$20.36	$25.79	$24.08	$21.32	$26.56

Total Return, at Net Asset Value[2]	15.84%	(10.32)%	14.15%	18.05%	(5.90)%	11.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,512	$123,962	$152,617	$145,428	$129,104	$136,402
Average net assets (in thousands)	$132,347	$150,279	$150,376	$130,889	$134,932	$133,864
Ratios to average net assets:[3]
Net investment income	0.71%	0.28%	0.28%	0.74%	0.49%	0.99%
Expenses excluding specific expenses listed below	0.84%	0.83%	0.80%	0.81%	0.80%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.84%	0.83%	0.80%	0.81%	0.80%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%[6]	0.80%	0.80%[6]	0.79%
Portfolio turnover rate	14%	45%	42%	65%	43%	65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.84%
Year Ended December 31, 2018	0.83%
Year Ended December 31, 2017	0.80%
Year Ended December 31, 2016	0.81%
Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Series II Shares	June 30, 2019	December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Operating Data
Net asset value, beginning of period	$20.03	$25.42	$23.75	$21.05	$26.26	$27.53
Income (loss) from investment operations:
Net investment income[1]	0.05	0.01	0.01	0.10	0.06	0.19
Net realized and unrealized gain (loss)	3.07	(2.03)	3.18	3.49	(1.25)	2.71
Total from investment operations	3.12	(2.02)	3.19	3.59	(1.19)	2.90
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	(0.16)	(0.05)	(0.17)	(0.18)
Distributions from net realized gain	(2.16)	(3.35)	(1.36)	(0.84)	(3.85)	(3.99)
Total dividends and/or distributions to shareholders	(2.16)	(3.37)	(1.52)	(0.89)	(4.02)	(4.17)
Net asset value, end of period	$20.99	$20.03	$25.42	$23.75	$21.05	$26.26

Total Return, at Net Asset Value[2]	15.66%	(10.54)%	13.91%	17.67%	(6.09)%	11.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$825,063	$735,969	$935,793	$922,037	$856,719	$968,637
Average net assets (in thousands)	$822,748	$911,784	$919,475	$850,883	$927,514	$957,874
Ratios to average net assets:[3]
Net investment income	0.47%	0.03%	0.03%	0.49%	0.24%	0.75%
Expenses excluding specific expenses listed below	1.09%	1.08%	1.05%	1.06%	1.05%	1.05%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.09%	1.08%	1.05%	1.06%	1.05%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%[6]	1.05%	1.05%[6]	1.04%
Portfolio turnover rate	14%	45%	42%	65%	43%	65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.09%
Year Ended December 31, 2018	1.08%
Year Ended December 31, 2017	1.05%
Year Ended December 31, 2016	1.06%
Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%

6. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. Main Street Small Cap Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Main Street Small Cap Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

13      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 1 - Significant Accounting Policies (continued)

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year.

At period end, it is estimated that the capital loss carryforwards would be $9,762,666, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of

14      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Note 1 - Significant Accounting Policies (continued)

the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$758,921,333

Gross unrealized appreciation	$221,841,448
Gross unrealized depreciation	(54,902,495)

Net unrealized appreciation	$166,938,953

H.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months period ended June 30, 2019, the effective advisory fees incurred by the Fund was 0.68%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,608,376 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse

15      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates (continued)

expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above:

(1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fee of $8,902 and reimbursed fund expenses of $21,768, and $165,173 of Series I and Series II shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Series I and Series II Shares to 0.80% and 1.05%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of June 30, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories).

16      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Note 3 - Additional Valuation Information (continued)

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date.All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $126,589 resulted in no net realized gains (losses). For the period May 25, 2019 to June 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,483.

Note 6 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JP Morgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $132,346,432 and $182,292,890, respectively.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	252,272	$5,758,138	877,784	$21,586,667
Dividends and/or distributions reinvested	480,179	10,160,591	754,537	19,059,602
Redeemed	(1,832,351)	(41,727,258)	(1,462,725)	(35,729,815)

Net increase (decrease)	(1,099,900)	$(25,808,529)	169,596	$4,916,454

17      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 9 - Share Information (continued)

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series II Shares
Sold	1,336,870	$29,345,119	2,340,038	$56,752,666
Dividends and/or distributions reinvested	3,709,234	77,152,079	4,711,982	117,234,118
Redeemed	(2,482,319)	(55,756,248)	(7,125,127)	(176,558,782)

Net increase (decrease)	2,563,785	$50,740,950	(73,107)	$(2,571,998)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 53% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 11 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

18      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Main Street Small Cap Fund® (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

19      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/ waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2018.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.        Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.        Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.        Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may

20      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was be advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS Unaudited

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

22      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Main Street Small Cap Fund® was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Main Street Small Cap Fund®/VA into Invesco Oppenheimer V.I. Main Street Small Cap Fund®.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	29,988,603	1,834,785	2,844,879	0

23      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

O-VIMSS-SAR-1

Semiannual Report	6/30/2019

Invesco Oppenheimer

V.I. Total Return Bond Fund*

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The Fund’s Form N-Q (or any successor Form) filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-Q (or any successor Form), have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Total Return Bond Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Michael Hyman1 and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/19

	Inception Date	6-Months	1-Year	5-Year	10-Year
Series I Shares[2]	4/3/85	6.90%	8.20%	3.24%	6.25%
Series II Shares[2]	5/1/02	6.74	7.91	2.99	6.00
Bloomberg Barclays U.S. Credit Index		9.35	10.34	3.92	5.77
Bloomberg Barclays U.S. Aggregate Bond Index		6.11	7.87	2.95	3.90
Citigroup Broad Investment Grade Bond Index		6.14	7.91	2.95	3.83

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and sales charges except where “without sales charge” is indicated. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE US Broad Investment-Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	27.7%
Non-Agency	8.8
Non-Convertible Corporate Bonds and Notes	34.4
Investment Company	12.7
Asset-Backed Securities	10.3
Short-Term Notes	6.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019 and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES
Commercial Banks	7.0%
Oil, Gas & Consumable Fuels	3.7
Capital Markets	2.4
Food Products	2.2
Insurance	2.0
Electric Utilities	1.8
Automobiles	1.7
Diversified Telecommunication Services	1.7
Media	1.5
Household Durables	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2019, and are based on net assets.

1. Michael Hyman was named a Portfolio Manager of the Fund effective June 21, 2019.

2. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

For more current Fund holdings, please visit invesco.com.

3      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During 6 Months Ended June 30, 2019
Series I shares	1,000.00	1,069.00	3.85
Series II shares	1,000.00	1,067.40	5.14

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,021.08	3.77
Series II shares	1,000.00	1,019.84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.75%
Series II shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS June 30, 2019 Unaudited

‘	Principal Amount	Value
Asset-Backed Securities—13.7%
Auto Loan—11.1%
American Credit Acceptance Receivables Trust:
Series 2017-4,Cl. B, 2.61%, 5/10/21[1]	$2,699	$2,699
Series 2017-4,Cl. C, 2.94%, 1/10/24[1]	183,000	183,267
Series 2017-4,Cl. D, 3.57%, 1/10/24[1]	227,000	229,325
Series 2018-2,Cl. C, 3.70%, 7/10/24[1]	255,000	257,698
Series 2018-3,Cl. B, 3.49%, 6/13/22[1]	80,000	80,390
Series 2018-3,Cl. D, 4.14%, 10/15/24[1]	25,000	25,631
Series 2018-4,Cl. C, 3.97%, 1/13/25[1]	180,000	183,685
AmeriCredit Automobile Receivables Trust:
Series 2017-2,Cl. D, 3.42%, 4/18/23	300,000	304,944
Series 2017-4,Cl. D, 3.08%, 12/18/23	190,000	192,809
Series 2018-3,Cl. C, 3.74%, 10/18/24	260,000	269,089
Series 2019-2,Cl. C, 2.74%, 4/18/25	100,000	100,616
Series 2019-2,Cl. D, 2.99%, 6/18/25	235,000	236,499
Capital Auto Receivables Asset Trust:
Series 2017-1,Cl. D, 3.15%, 2/20/25[1]	40,000	40,208
Series 2018-2,Cl. B, 3.48%, 10/20/23[1]	120,000	121,755
Series 2018-2,Cl. C, 3.69%, 12/20/23[1]	115,000	116,835
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,001
Series 2015-3,Cl. D, 3.27%, 3/15/22	295,000	295,631
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	185,350
Series 2017-1,Cl. D, 3.43%, 7/17/23	230,000	232,379
Series 2017-4,Cl. D, 3.30%, 5/15/24	100,000	101,138
Series 2018-4,Cl. C, 3.85%, 7/15/24	85,000	88,665
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	35,846	35,825
CPS Auto Receivables Trust:
Series 2018-A,Cl. B, 2.77%, 4/18/22[1]	125,000	125,096
Series 2018-B,Cl. B, 3.23%, 7/15/22[1]	150,000	150,865
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	14,516	14,515
Credit Acceptance Auto Loan Trust:
Series 2017-3A,Cl. C, 3.48%, 10/15/26[1]	205,000	207,242
Series 2018-1A,Cl. B, 3.60%, 4/15/27[1]	165,000	168,167
Series 2018-1A,Cl. C, 3.77%, 6/15/27[1]	180,000	182,948
Series 2018-2A,Cl. C, 4.16%, 9/15/27[1]	150,000	155,952
Series 2018-3A,Cl. C, 4.04%, 12/15/27[1]	210,000	216,249
Series 2019-1A,Cl. B, 3.75%, 4/17/28[1]	100,000	102,921
Series 2019-1A,Cl. C, 3.94%, 6/15/28[1]	190,000	195,936
Drive Auto Receivables Trust:
Series 2016-CA,Cl. D, 4.18%, 3/15/24[1]	160,000	162,539
Series 2017-1,Cl. D, 3.84%, 3/15/23	225,000	227,761
Series 2018-1,Cl. D, 3.81%, 5/15/24	180,000	183,233
Series 2018-2,Cl. D, 4.14%, 8/15/24	295,000	302,249
Series 2018-3,Cl. D, 4.30%, 9/16/24	200,000	206,246
Series 2018-5,Cl. C, 3.99%, 1/15/25	210,000	216,298
Series 2019-1,Cl. C, 3.78%, 4/15/25	345,000	352,069
Series 2019-3,Cl. D, 3.18%, 10/15/26	150,000	151,044
DT Auto Owner Trust:
Series 2016-4A,Cl. E, 6.49%, 9/15/23[1]	120,000	124,901
Series 2017-1A,Cl. D, 3.55%, 11/15/22[1]	125,000	125,770
Series 2017-2A,Cl. D, 3.89%, 1/15/23[1]	175,000	176,331
Series 2017-3A,Cl. D, 3.58%, 5/15/23[1]	70,000	70,720
Series 2017-3A,Cl. E, 5.60%, 8/15/24[1]	195,000	203,875
Series 2017-4A,Cl. D, 3.47%, 7/17/23[1]	190,000	191,447
Series 2017-4A,Cl. E, 5.15%, 11/15/24[1]	215,000	223,183
Series 2018-3A,Cl. B, 3.56%, 9/15/22[1]	250,000	253,190
Series 2018-3A,Cl. C, 3.79%, 7/15/24[1]	100,000	102,038
Series 2019-2A,Cl. D, 3.48%, 2/18/25[1]	125,000	127,428
Exeter Automobile Receivables Trust:
Series 2018-1A,Cl. B, 2.75%, 4/15/22[1]	136,535	136,627
Series 2018-4A,Cl. B, 3.64%, 11/15/22[1]	210,000	212,512
Series 2019-1A,Cl. D, 4.13%, 12/16/24[1]	195,000	201,799
Series 2019-2A,Cl. C, 3.30%, 3/15/24[1]	317,000	322,547
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	345,000	357,127

‘	Principal Amount	Value
Auto Loan (Continued)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[2]	$158,405	$158,642
GM Financial Automobile Leasing Trust:
Series 2017-3,Cl. C, 2.73%, 9/20/21	120,000	120,075
Series 2018-2,Cl. C, 3.50%, 4/20/22	135,000	136,599
GMF Floorplan Owner Revolving Trust:
Series 2018-3,Cl. B, 3.49%, 9/15/22[1]	240,000	243,396
Series 2018-3,Cl. C, 3.68%, 9/15/22[1]	200,000	202,887
Series 2018-4,Cl. B, 3.68%, 9/15/23[1]	200,000	205,127
Series 2018-4,Cl. C, 3.88%, 9/15/23[1]	250,000	256,416
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1,Cl. A, 3.034% [US0001M+63], 9/25/23[1,3]	110,000	110,250
Series 2018-1,Cl. B, 3.204% [US0001M+80], 9/25/23[1,3]	125,000	125,233
Series 2019-1,Cl. C, 3.363% [US0001M+95], 5/28/24[1,3]	25,000	25,030
Series 2019-1,Cl. D, 3.863% [US0001M+145], 5/28/24[1,3]	25,000	25,026
Santander Drive Auto Receivables Trust:
Series 2017-1,Cl. E, 5.05%, 7/15/24[1]	355,000	364,001
Series 2017-2,Cl. D, 3.49%, 7/17/23	70,000	70,788
Series 2017-3,Cl. D, 3.20%, 11/15/23	280,000	283,040
Series 2018-1,Cl. D, 3.32%, 3/15/24	100,000	101,491
Series 2018-2,Cl. D, 3.88%, 2/15/24	165,000	169,139
Series 2018-5,Cl. C, 3.81%, 12/16/24	215,000	219,539
Series 2019-2,Cl. D, 3.22%, 7/15/25	195,000	197,878
Santander Retail Auto Lease Trust, Series 2019-A, Cl. C, 3.30%, 5/22/23[1]	315,000	318,522
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	160,000	160,013
United Auto Credit Securitization Trust:
Series 2018-1,Cl. C, 3.05%, 9/10/21[1]	255,000	255,191
Series 2019-1,Cl. C, 3.16%, 8/12/24[1]	150,000	151,166
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	17,762	17,752
Westlake Automobile Receivables Trust:
Series 2017-2A,Cl. E, 4.63%, 7/15/24[1]	305,000	312,273
Series 2018-1A,Cl. D, 3.41%, 5/15/23[1]	160,000	161,228
Series 2018-3A,Cl. B, 3.32%, 10/16/23[1]	245,000	247,343

		14,173,309
Credit Card—1.4%
GE Capital Credit Card Master Note Trust, Series 2012-7, Cl. B, 2.21%, 9/15/22	185,000	184,779
World Financial Network Credit Card Master Trust:
Series 2018-A,Cl. A, 3.07%, 12/16/24	495,000	501,799
Series 2018-B,Cl. A, 3.46%, 7/15/25	230,000	236,521
Series 2018-C,Cl. A, 3.55%, 8/15/25	470,000	484,641
Series 2019-A,Cl. A, 3.14%, 12/15/25	75,000	76,969
Series 2019-B,Cl. A, 2.49%, 4/15/26	270,000	270,026

		1,754,735
Equipment—0.7%
CCG Receivables Trust:
Series 2017-1,Cl. B, 2.75%, 11/14/23[1]	230,000	230,449
Series 2018-1,Cl. B, 3.09%, 6/16/25[1]	85,000	85,945
Series 2018-1,Cl. C, 3.42%, 6/16/25[1]	20,000	20,294
Series 2018-2,Cl. C, 3.87%, 12/15/25[1]	60,000	61,884
Series 2019-1,Cl. B, 3.22%, 9/14/26[1]	170,000	173,385
Series 2019-1,Cl. C, 3.57%, 9/14/26[1]	40,000	40,810
CNH Equipment Trust:
Series 2017-C,Cl. B, 2.54%, 5/15/25	65,000	65,453
Series 2019-A,Cl. A4, 3.22%, 1/15/26	125,000	129,478
Dell Equipment Finance Trust, Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	80,000	81,366

		889,064

6      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
Home Equity Loan—0.0%
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.504% [US0001M+10], 8/25/36[3]	$44,508	$21,532
Loans: Other—0.4%
Ameriquest Mortgage Securities, Inc. Asset- Backed Pass-Through Certificates, Series 2005- R5, Cl. M2, 3.094% [US0001M+69], 7/25/35[3]	52,271	52,468
Dell Equipment Finance Trust:
Series 2017-2,Cl. B, 2.47%, 10/24/22[1]	70,000	69,872
Series 2019-1,Cl. C, 3.14%, 3/22/24[1]	325,000	330,267
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	108,351	108,547

		561,154
Receivables: Other—0.1%
American Credit Acceptance Receivables Trust, Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	145,000	146,133

Total Asset-Backed Securities (Cost $17,285,965)		17,545,927

Mortgage-Backed Obligations—48.2%
Government Agency—36.6%
FHLMC/FNMA/FHLB/Sponsored—33.0%
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Cl. M1, 3.154% [US0001M+75], 10/25/48[1,3]	380,000	380,607
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	2,982	3,226
5.50%, 9/1/39	189,021	204,131
6.00%, 10/1/22-10/1/29	226,676	250,159
6.50%, 7/1/28-4/1/34	84,608	94,049
7.00%, 10/1/31-10/1/37	73,739	82,533
9.00%, 8/1/22-5/1/25	3,312	3,561
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	127	128
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 86.484%, 9/1/29[4]	3,630	728
Series 206,Cl. IO, 3.777%, 12/15/29[4]	64,661	17,193
Series 243,Cl. 6, 0.894%, 12/15/32[4]	40,930	7,469
Series 304,Cl. C31, 9.153%, 12/15/27[4]	133,628	10,552
Series 304,Cl. C45, 6.694%, 12/15/27[4]	67,769	5,290
Series 304,Cl. C47, 5.017%, 12/15/27[4]	62,176	5,149
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	203,897	204,093
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Interest-Only Stripped Mtg.- Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[4,5]	1,695,000	134,886
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K734,Cl. X1, 0.00%, 2/25/26[4,5]	2,049,709	77,344
Series KC02,Cl. X1, 0.00%, 3/25/24[4,5]	4,569,137	75,618
Series KC03,Cl. X1, 0.00%, 11/25/24[4,5]	2,755,000	68,709
Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[6]	18,767	17,489
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	274	278
Series 1674,Cl. Z, 6.75%, 2/15/24	5,055	5,383
Series 2034,Cl. Z, 6.50%, 2/15/28	1,059	1,172
Series 2042,Cl. N, 6.50%, 3/15/28	2,339	2,562
Series 2043,Cl. ZP, 6.50%, 4/15/28	135,691	152,205
Series 2046,Cl. G, 6.50%, 4/15/28	4,509	5,055
Series 2053,Cl. Z, 6.50%, 4/15/28	1,130	1,271
Series 2066,Cl. Z, 6.50%, 6/15/28	134,583	148,537
Series 2195,Cl. LH, 6.50%, 10/15/29	102,116	113,979

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2220,Cl. PD, 8.00%, 3/15/30	$810	$951
Series 2326,Cl. ZP, 6.50%, 6/15/31	25,647	28,483
Series 2461,Cl. PZ, 6.50%, 6/15/32	117,366	131,414
Series 2470,Cl. LF, 3.394% [LIBOR01M+100], 2/15/32[3]	993	1,020
Series 2635,Cl. AG, 3.50%, 5/15/32	18,356	18,907
Series 3010,Cl. WB, 4.50%, 7/15/20	1,023	1,024
Series 3025,Cl. SJ, 15.971% [-3.6667 x LIBOR01M+2,475], 8/15/353	10,393	15,474
Series 3030,Cl. FL, 2.794% [LIBOR01M+40], 9/15/353	1,581	1,582
Series 3645,Cl. EH, 3.00%, 12/15/20	2,984	2,979
Series 3822,Cl. JA, 5.00%, 6/15/40	1,321	1,339
Series 3848,Cl. WL, 4.00%, 4/15/40	11,184	11,374
Series 3857,Cl. GL, 3.00%, 5/15/40	2,774	2,850
Series 4221,Cl. HJ, 1.50%, 7/15/23	43,917	43,491
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	638	62
Series 2079,Cl. S, 99.999%, 7/17/28[4]	1,225	143
Series 2130,Cl. SC, 99.999%, 3/15/29[4]	42,833	6,036
Series 2526,Cl. SE, 75.761%, 6/15/29[4]	1,703	308
Series 2796,Cl. SD, 99.999%, 7/15/26[4]	84,759	10,307
Series 2920,Cl. S, 35.504%, 1/15/35[4]	369,762	63,233
Series 2922,Cl. SE, 18.744%, 2/15/35[4]	42,450	6,959
Series 2981,Cl. AS, 0.718%, 5/15/35[4]	52,934	7,717
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	15,914	1,755
Series 3397,Cl. GS, 3.391%, 12/15/37[4]	8,538	1,786
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	6,099	605
Series 3450,Cl. BI, 10.786%, 5/15/38[4]	225,398	37,070
Series 3606,Cl. SN, 12.125%, 12/15/39[4]	57,911	9,244
Series 4057,Cl. QI, 5.422%, 6/15/27[4]	390,171	28,384
Series 4146,Cl. AI, 10.152%, 12/15/27[4]	170,968	12,877
Series 4205,Cl. AI, 0.00%, 5/15/28[4,5]	100,116	7,214
Series 4316,Cl. JS, 0.00%, 1/15/44[4,5]	174,066	25,864
Series 4818,Cl. BI, 0.00%, 3/15/45[4,5]	160,607	22,181
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.811% [US0001M+140], 2/25/49[1,3]	60,000	60,159
Federal National Mortgage Assn.:
2.50%, 7/1/34[7]	1,465,000	1,474,614
3.00%, 7/1/34-7/1/46[7]	7,175,000	7,247,682
3.50%, 7/1/49[7]	14,755,000	15,081,224
4.00%, 7/1/49[7]	7,920,000	8,184,361
4.50%, 7/1/49[7]	3,445,000	3,600,092
5.00%, 7/1/49[7]	2,150,000	2,272,478
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	744	762
5.50%, 2/1/35-5/1/36	89,565	99,547
6.50%, 1/1/34	5,587	6,358
7.00%, 1/1/30-12/1/32	12,757	14,906
7.50%, 1/1/33	2,615	3,088
8.50%, 7/1/32	2,999	3,032
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[4]	914	95
Series 222,Cl. 2, 99.999%, 6/25/23[4]	101,866	10,151
Series 252,Cl. 2, 0.00%, 11/25/23[4,5]	88,870	10,017
Series 294,Cl. 2, 99.999%, 2/25/28[4]	15,550	3,112
Series 301,Cl. 2, 24.434%, 4/25/29[4]	1,214	235
Series 303,Cl. IO, 67.28%, 11/25/29[4]	27,793	6,129
Series 320,Cl. 2, 77.55%, 4/25/32[4]	117,967	26,666
Series 321,Cl. 2, 32.544%, 4/25/32[4]	292,587	63,697
Series 324,Cl. 2, 18.762%, 7/25/32[4]	2,845	614
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	4,045	759
Series 331,Cl. 9, 20.994%, 2/25/33[4]	93,743	19,007
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	6,692	1,402

7      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 334,Cl. 17, 51.484%, 2/25/33[4]	$59,131	$12,517
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	91,177	19,202
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	197,203	38,546
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	99,391	20,275
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	24,112	4,697
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	71,808	13,971
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	31,198	6,312
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	54,413	11,016
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	38,183	7,221
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	18,874	3,622
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	73,478	15,067
Series 364,Cl. 15, 0.00%, 9/25/35[4,5]	3,893	747
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	81,632	16,373
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	100,261	20,440
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	71,248	75,516
Series 1998-58,Cl. PC, 6.50%, 10/25/28	72,787	80,769
Series 1998-61,Cl. PL, 6.00%, 11/25/28	35,691	39,546
Series 1999-54,Cl. LH, 6.50%, 11/25/29	58,672	65,089
Series 2001-51,Cl. OD, 6.50%, 10/25/31	3,628	3,869
Series 2001-74,Cl. QE, 6.00%, 12/25/31	85,640	96,288
Series 2003-28,Cl. KG, 5.50%, 4/25/23	196,431	203,203
Series 2005-73,Cl. DF, 2.654% [LIBOR01M+25], 8/25/35[3]	1,696	1,694
Series 2006-11,Cl. PS, 15.751% [-3.6667 x LIBOR01M+2,456.67], 3/25/36[3]	57,336	87,507
Series 2006-46,Cl. SW, 15.384% [-3.6665 x LIBOR01M+2,419.92], 6/25/36[3]	37,067	55,264
Series 2006-50,Cl. KS, 15.384% [-3.6667 x LIBOR01M+2,420], 6/25/36[3]	47,220	70,483
Series 2009-113,Cl. DB, 3.00%, 12/25/20	1,421	1,417
Series 2009-36,Cl. FA, 3.344% [LIBOR01M+94], 6/25/37[3]	20,622	21,138
Series 2010-43,Cl. KG, 3.00%, 1/25/21	1,172	1,172
Series 2011-3,Cl. EL, 3.00%, 5/25/20	802	800
Series 2011-82,Cl. AD, 4.00%, 8/25/26	5,543	5,560
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 28.352%, 11/18/31[4]	3,642	719
Series 2001-63,Cl. SD, 48.187%, 12/18/31[4]	1,159	184
Series 2001-65,Cl. S, 42.271%, 11/25/31[4]	91,390	17,587
Series 2001-68,Cl. SC, 55.704%, 11/25/31[4]	866	161
Series 2001-81,Cl. S, 42.155%, 1/25/32[4]	26,588	4,981
Series 2002-28,Cl. SA, 45.692%, 4/25/32[4]	852	164
Series 2002-38,Cl. SO, 99.999%, 4/25/32[4]	2,619	468
Series 2002-39,Cl. SD, 71.063%, 3/18/32[4]	1,732	367
Series 2002-47,Cl. NS, 46.343%, 4/25/32[4]	84,770	16,838
Series 2002-48,Cl. S, 47.352%, 7/25/32[4]	1,305	271
Series 2002-51,Cl. S, 44.97%, 8/25/32[4]	77,819	15,457
Series 2002-52,Cl. SD, 99.999%, 9/25/32[4]	121,877	24,398
Series 2002-52,Cl. SL, 45.301%, 9/25/32[4]	880	175
Series 2002-53,Cl. SK, 94.978%, 4/25/32[4]	6,033	1,306

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-56,Cl. SN, 43.614%, 7/25/32[4]	$1,779	$370
Series 2002-60,Cl. SM, 22.734%, 8/25/32[4]	11,218	1,968
Series 2002-7,Cl. SK, 30.299%, 1/25/32[4]	5,313	890
Series 2002-77,Cl. BS, 29.221%, 12/18/32[4]	7,687	1,502
Series 2002-77,Cl. IS, 65.79%, 12/18/32[4]	4,462	909
Series 2002-77,Cl. SH, 34.242%, 12/18/32[4]	34,178	6,089
Series 2002-84,Cl. SA, 34.142%, 12/25/32[4]	85,640	17,001
Series 2002-9,Cl. MS, 37.907%, 3/25/32[4]	1,375	285
Series 2002-90,Cl. SN, 22.932%, 8/25/32[4]	5,771	957
Series 2002-90,Cl. SY, 28.44%, 9/25/32[4]	4,286	713
Series 2003-26,Cl. DI, 77.667%, 4/25/33[4]	3,760	944
Series 2003-33,Cl. SP, 33.965%, 5/25/33[4]	90,044	18,028
Series 2003-4,Cl. S, 28.157%, 2/25/33[4]	54,763	11,234
Series 2004-54,Cl. DS, 99.999%, 11/25/30[4]	79,119	11,911
Series 2005-12,Cl. SC, 31.179%, 3/25/35[4]	19,773	3,091
Series 2005-14,Cl. SE, 36.482%, 3/25/35[4]	62,618	8,903
Series 2005-40,Cl. SA, 99.999%, 5/25/35[4]	181,674	31,395
Series 2005-40,Cl. SB, 65.678%, 5/25/35[4]	8,490	1,169
Series 2005-52,Cl. JH, 29.685%, 5/25/35[4]	47,547	7,749
Series 2005-93,Cl. SI, 5.07%, 10/25/35[4]	136,528	21,895
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	5,703	627
Series 2009-8,Cl. BS, 99.999%, 2/25/24[4]	637	37
Series 2011-96,Cl. SA, 6.115%, 10/25/41[4]	45,614	7,796
Series 2012-121,Cl. IB, 6.891%, 11/25/27[4]	162,965	12,250
Series 2012-134,Cl. SA, 0.00%, 12/25/42[4,5]	127,071	24,208
Series 2012-40,Cl. PI, 27.231%, 4/25/41[4]	89,903	10,046
Series 2015-57,Cl. LI, 6.198%, 8/25/35[4]	398,503	55,768
Series 2016-45,Cl. MI, 8.377%, 7/25/46[4]	114,549	25,443
Series 2017-60,Cl. LI, 0.00%, 8/25/47[4,5]	247,393	28,640
Series 2017-66,Cl. AS, 0.00%, 9/25/47[4,5]	988,636	150,347
Series 2018-16,Cl. NI, 0.00%, 12/25/44[4,8]	82,455	10,607
Series 2018-69,Cl. CI, 0.00%, 10/25/46[4,5]	180,676	12,706
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[6]	32,599	31,099

		42,365,150
GNMA/Guaranteed—3.6%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	3,055	3,177

8      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. II Pool, 3.50%, 7/1/49[7]	$4,265,000	$4,404,612
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[4]	107,490	766
Series 2007-17,Cl. AI, 47.513%, 4/16/37[4]	50,349	7,934
Series 2011-52,Cl. HS, 19.273%, 4/16/41[4]	327,846	49,246
Series 2017-136,Cl. LI, 6.675%, 9/16/47[4]	315,458	53,818
Series 2017-149,Cl. GS, 0.00%, 10/16/47[4,5]	379,852	59,327

		4,578,880
Non-Agency—11.6%
Commercial—8.8%
BANK, Interest-Only Stripped Mtg.-Backed Security, Series 2019-BN16, Cl. XA, 10.953%, 2/15/52[4]	1,582,156	116,953
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[1,3]	9,411	9,459
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.798%, 1/15/51[4]	1,781,891	64,478
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5,9]	143,465	2,555
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.599%, 11/13/50[4]	744,439	41,886
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.357%, 1/25/36[10]	73,460	72,791
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	93,792	96,496
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17,Cl. XA, 0.00%, 11/10/46[4,5]	392,013	15,299
Series 2017-C4,Cl. XA, 11.941%, 10/12/50[4]	2,060,429	140,045
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/461	245,000	250,575
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	65,000	66,831
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	753,466
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	170,000	180,580
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	497,356
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 21.749%, 12/10/45[4]	1,991,284	88,632
Connecticut Avenue Securities:
Series 2014-C01,Cl. M2, 6.804% [US0001M+440], 1/25/24[3]	280,000	306,290
Series 2014-C02,Cl. 1M2, 5.004% [US0001M+260], 5/25/24[3]	169,886	175,715
Series 2014-C03,Cl. 1M2, 5.404% [US0001M+300], 7/25/24[3]	276,938	290,617
Series 2014-C03,Cl. 2M2, 5.304% [US0001M+290], 7/25/24[3]	50,673	52,869
Series 2014-C04,Cl. 2M2, 7.404% [US0001M+500], 11/25/24[3]	297,451	325,849
Series 2016-C02,Cl. 1M2, 8.404% [US0001M+600], 9/25/28[3]	265,533	293,739

	Principal Amount	Value
Commercial (Continued)
Connecticut Avenue Securities: (Continued)
Series 2016-C03,Cl. 1M1, 4.404% [US0001M+200], 10/25/28[3]	$38,562	$38,838
Series 2017-C03,Cl. 1M1, 3.354% [US0001M+95], 10/25/29[3]	328,116	329,086
Series 2018-C01,Cl. 1M1, 3.004% [US0001M+60], 7/25/30[3]	399,999	399,920
Series 2018-C03,Cl. 1M1, 3.084% [US0001M+68], 10/25/30[3]	261,359	261,503
Series 2018-C05,Cl. 1M1, 3.124% [US0001M+72], 1/25/31[3]	95,791	95,855
Series 2018-C06,Cl. 2M1, 2.954% [US0001M+55], 3/25/31[3]	33,023	33,022
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	133,073	110,012
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 3.054% [US0001M+65], 11/25/35[3]	107,080	74,797
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.553%, 12/25/46[1,10]	55,000	55,676
Series 2012-K711,Cl. B, 3.576%, 8/25/45[1,10]	15,000	14,972
Series 2012-K711,Cl. C, 3.576%, 8/25/45[1,10]	130,000	129,744
Series 2013-K25,Cl. C, 3.744%, 11/25/45[1,10]	90,000	92,000
Series 2013-K26,Cl. C, 3.721%, 12/25/45[1,10]	60,000	61,326
Series 2013-K27,Cl. C, 3.615%, 1/25/46[1,10]	95,000	96,884
Series 2013-K28,Cl. C, 3.609%, 6/25/46[1,10]	285,000	290,920
Series 2013-K712,Cl. C, 3.454%, 5/25/45[1,10]	70,000	70,025
Series 2013-K713,Cl. C, 3.263%, 4/25/46[1,10]	245,000	245,335
Series 2014-K715,Cl. C, 4.258%, 2/25/46[1,10]	190,000	193,443
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	59,774	61,186
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	27,182	27,299
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	45,000	48,963
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	78,212	80,403
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,10]	167,102	162,092
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	315,000	322,621
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	321,795
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	40,000	40,734
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	220,000	232,226
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	189,458	189,617
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.697%, 7/25/35[10]	46,011	47,966
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.992%, 7/26/36[1,10]	144,495	146,650
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	41,485	42,118

9      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2014-C24, Cl. B, 4.116%, 11/15/47[10]	$245,000	$256,238
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	200,000	211,653
JPMBB Commercial Mortgage Securities Trust.,
Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 24.187%, 2/15/48[4]	2,826,041	125,568
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	61,234	5
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,9,10]	23,773	16,316
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	225,000	232,364
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	595,000	624,898
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	75,000	77,650
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.514%, 12/15/50[4]	679,879	37,339
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.612%, 11/26/36[1,10]	429,253	408,730
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.076%, 6/26/46[1,10]	26,740	26,958
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.73%, 7/26/45[1,10]	8,124	8,381
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.709%, 11/15/50[4]	1,246,515	75,474
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	305,000	310,166
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.479%, 12/15/50[4]	894,319	56,102
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[1,10]	133,087	135,232
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	150,000	154,972
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	130,000	137,675
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	45,000	45,987
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[10]	145,000	154,688
		11,255,905
Residential—2.8%
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	73,885	70,167
Series 2007-C, Cl. 1A4, 4.597%, 5/20/36[10]	25,471	25,552
Series 2014-R7, Cl. 3A1, 4.991%, 3/26/36[1,10]	25,412	25,496
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	45,885	43,499
Bear Stearns ARM Trust:
Series 2005-9, Cl. A1, 4.73% [H15T1Y+230], 10/25/35[3]	79,389	81,649
Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[3]	91,363	93,922
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	9,757	9,838
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	62,109	58,222
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	7,569	7,667

	Principal Amount	Value
Residential (Continued)
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[3]	$231,253	$237,381
Connecticut Avenue Securities Trust, Series 2019-R02, Cl. 1M1, 3.254% [US0001M+85], 8/25/31[1,3]	296,166	297,086
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.664%, 7/25/35[10]	37,301	38,253
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.714% [US0001M+31], 7/25/35[3]	16,070	16,094
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	582	530
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	7,119	6,743
STACR Trust:
Series 2018-DNA2, Cl. M1, 3.204% [US0001M+80], 12/25/30[1,3]	339,595	340,330
Series 2018-DNA3, Cl. M1, 3.154% [US0001M+75], 9/25/48[1,3]	66,291	66,374
Series 2018-HRP2, Cl. M2, 3.654% [US0001M+125], 2/25/47[1,3]	215,000	216,043
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 4.604% [US0001M+220], 2/25/24[3]	29,219	29,727
Series 2014-DN3, Cl. M3, 6.404% [US0001M+400], 8/25/24[3]	184,376	196,889
Series 2014-HQ2, Cl. M3, 6.154% [US0001M+375], 9/25/24[3]	335,000	365,521
Series 2015-HQA2, Cl. M2, 5.204% [US0001M+280], 5/25/28[3]	30,309	30,744
Series 2016-DNA1, Cl. M2, 5.304% [US0001M+290], 7/25/28[3]	52,789	53,426
Series 2017-HQA1, Cl. M1, 3.604% [US0001M+120], 8/25/29[3]	328,898	330,068
Series 2018-DNA1, Cl. M1, 2.854% [US0001M+45], 7/25/30[3]	390,353	389,696
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.486%, 10/25/33[10]	55,812	57,445
Series 2005-AR14, Cl. 1A4, 4.181%, 12/25/35[10]	111,669	111,414
Series 2005-AR16, Cl. 1A1, 4.243%, 12/25/35[10]	51,807	51,787
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 4.665%, 9/25/35[10]	49,851	49,691
Series 2005-AR15, Cl. 1A6, 4.665%, 9/25/35[10]	19,327	19,265
Series 2005-AR4, Cl. 2A2, 5.095%, 4/25/35[10]	95,587	97,533
Series 2006-AR10, Cl. 1A1, 5.008%, 7/25/36[10]	36,513	37,256
Series 2006-AR10, Cl. 5A5, 4.992%, 7/25/36[10]	92,645	94,324
Series 2006-AR2, Cl. 2A3, 4.991%, 3/25/36[10]	38,879	39,903
Series 2006-AR7, Cl. 2A4, 5.088%, 5/25/36[10]	8,949	9,328
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	32,017	32,141
		3,631,004
Total Mortgage-Backed Obligations (Cost $62,718,199)		61,830,939

Corporate Bonds and Notes—45.4%
Consumer Discretionary—6.9%
Automobiles—1.7%
Daimler Finance North America LLC, 3.75% Sr. Unsec. Nts., 11/5/211	269,000	275,862

10      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
Automobiles (Continued)
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	$78,000	$83,079
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	310,000	319,516
4.20% Sr. Unsec. Nts., 11/6/21	250,000	257,508
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[1]	323,000	321,977
Hyundai Capital America, 4.125% Sr. Unsec. Nts., 6/8/23[1]	315,000	326,898
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	310,000	317,477
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	298,000	307,590
		2,209,907
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	325,000	333,125
Entertainment—0.3%
Fox Corp., 3.666% Sr. Unsec. Nts., 1/25/22[1]	250,000	258,374
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	100,000	97,926
		356,300
Hotels, Restaurants & Leisure—0.1%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	89,000	90,558
Household Durables—1.2%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	320,000	320,153
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	314,000	334,017
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23	171,000	175,590
5.50% Sr. Unsec. Nts., 4/1/46	108,000	105,818
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	241,000	253,606
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	266,959
4.875% Sr. Unsec. Nts., 3/15/27	75,000	79,054
		1,535,197
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	113,000	142,143
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	520,000	523,819
		665,962
Media—1.5%
CBS Corp., 4.20% Sr. Unsec. Nts., 6/1/29	160,000	168,737
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49[7]	87,000	88,867
Comcast Corp., 4.00% Sr. Unsec. Nts., 3/1/48	105,000	111,138
Discovery Communications LLC, 4.125% Sr. Unsec. Nts., 5/15/29	191,000	198,876
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	251,000	257,584
4.20% Sr. Unsec. Nts., 4/15/24	311,000	334,915
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	106,000	99,813
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	319,000	328,079
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	321,000	332,384
		1,920,393

	Principal Amount	Value
Specialty Retail—0.8%
AutoNation, Inc., 5.50% Sr. Unsec. Nts., 2/1/20	$291,000	$295,208
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.65% Sr. Unsec. Nts., 7/29/21[1]	110,000	112,488
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	324,000	336,586
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	342,000	285,570
		1,029,852
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	316,000	329,395
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	307,000	319,280
		648,675
Consumer Staples—4.6%
Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts., 1/15/39	186,000	280,580
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	163,000	174,452
Keurig Dr Pepper, Inc., 4.057% Sr. Unsec. Nts., 5/25/23	304,000	319,251
Molson Coors Brewing Co., 2.10% Sr. Unsec. Nts., 7/15/21	311,000	309,224
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	307,000	322,059
		1,405,566
Food & Staples Retailing—0.3%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	89,000	86,952
Walgreen Co., 3.10% Sr. Unsec. Nts., 9/15/22	303,000	308,297
		395,249
Food Products—2.2%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	216,000	208,921
3.50% Sr. Unsec. Nts., 11/24/20	313,000	315,958
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	240,000	246,668
4.60% Sr. Unsec. Nts., 11/1/25	302,000	328,825
Kraft Heinz Foods Co., 4.375% Sr. Unsec. Nts., 6/1/46	207,000	196,808
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	308,000	321,860
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[1]	319,000	316,024
Smithfield Foods, Inc.:
2.70% Sr. Unsec. Nts., 1/31/20[1]	137,000	136,731
3.35% Sr. Unsec. Nts., 2/1/22[1]	174,000	173,621
5.20% Sr. Unsec. Nts., 4/1/29[1]	255,000	278,067
Tyson Foods, Inc.:
3.90% Sr. Unsec. Nts., 9/28/23	255,000	268,779
5.10% Sr. Unsec. Nts., 9/28/48	89,000	100,530
		2,892,792
Tobacco—1.0%
Altria Group, Inc., 3.49% Sr. Unsec. Nts., 2/14/22	209,000	214,952
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	169,000	168,326
BAT International Finance plc, 3.25% Sr. Unsec. Nts., 6/7/22[1]	314,000	318,552
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	308,000	317,097

11      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Tobacco (Continued)
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/201	$233,000	$233,665
		1,252,592
Energy—3.9%
Energy Equipment & Services—0.2%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	70,000	76,406
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	184,000	194,804
		271,210
Oil, Gas & Consumable Fuels—3.7%
Anadarko Petroleum Corp., 4.50% Sr. Unsec. Nts., 7/15/44	64,000	65,583
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25% Sr. Unsec. Nts., 12/1/27	195,000	206,245
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	237,000	247,762
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	187,000	193,547
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	160,000	169,952
Columbia Pipeline Group, Inc., 3.30% Sr. Unsec. Nts., 6/1/20	302,000	304,070
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	64,000	70,142
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	245,000	255,876
5.30% Sr. Unsec. Nts., 4/15/47	94,000	98,104
Enterprise Products Operating LLC:
3.125% Sr. Unsec. Nts., 7/31/29[7]	96,000	96,509
4.20% Sr. Unsec. Nts., 1/31/50[7]	116,000	119,299
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	340,000	339,125
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	124,000	130,534
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	221,000	249,825
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	69,000	69,368
Midwest Connector Capital Co. LLC, 3.625% Sr. Unsec. Nts., 4/1/22[1]	316,000	323,799
Newfield Exploration Co., 5.75% Sr. Unsec. Nts., 1/30/22	285,000	305,313
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	161,000	172,193
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[1]	164,000	169,615
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	166,000	174,414
5.625% Sr. Sec. Nts., 2/1/21	302,000	313,686
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	194,000	199,952
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	153,000	160,243
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Nts., 1/15/23	318,000	328,763
		4,763,919
Financials—13.2%
Capital Markets—2.4%
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	121,000	121,483
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	252,000	262,661
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	189,000	199,001
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	147,000	159,939

	Principal Amount	Value
Capital Markets (Continued)
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[3,11]	$308,000	$323,400
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	172,000	176,355
3.75% Sr. Unsec. Nts., 2/25/26	170,000	177,525
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/383	136,000	140,266
Morgan Stanley:
4.431% [US0003M+162.8] Sr. Unsec. Nts., 1/23/30[3]	238,000	263,695
5.00% Sub. Nts., 11/24/25	264,000	292,320
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	122,000	126,880
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	119,000	120,038
Plains All American Pipeline LP/PAA Finance Corp., 4.50% Sr. Unsec. Nts., 12/15/26	195,000	207,337
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	157,000	161,529
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	153,000	163,525
4.253% Sr. Unsec. Nts., 3/23/28[1]	135,000	145,047
		3,041,001
Commercial Banks—7.0%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3,12]	321,000	331,440
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	262,000	268,549
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[3]	185,000	195,916
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[3]	253,000	276,410
7.75% Sub. Nts., 5/14/38	232,000	342,516
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	250,000	261,024
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	247,000	256,254
BNP Paribas SA, 4.375% [USSW5+148.3] Sub. Nts., 3/1/33[1,3]	176,000	181,384
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	185,000	195,016
Canadian Imperial Bank of Commerce, 3.10% Sr. Unsec. Nts., 4/2/24	315,000	322,136
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[3]	256,000	275,043
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	334,000	373,970
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	65,000	65,508
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	285,000	287,632
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	310,000	325,228
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	168,000	177,421
First Republic Bank, 4.375% Sub. Nts., 8/1/46	127,000	131,529
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	126,000	125,130
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[3]	103,000	107,781
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[3]	125,000	131,355
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[3]	171,000	186,869

12      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	$317,000	$338,213
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	259,000	269,695
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	337,000	357,388
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[3]	315,000	330,538
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	101,000	109,441
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,3,11]	304,000	321,480
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,3]	112,000	118,292
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	235,000	242,810
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	177,000	178,280
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	272,000	286,656
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	256,000	260,060
Societe Generale SA, 3.875% Sr. Unsec. Nts., 3/28/24[1]	248,000	256,593
SunTrust Bank (Atlanta GA):
3.30% Sub. Nts., 5/15/26	112,000	114,098
4.05% Sr. Unsec. Nts., 11/3/25	135,000	145,644
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	180,000	181,033
US Bancorp, 3.10% Sub. Nts., 4/27/26	204,000	208,504
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	257,000	268,661
4.75% Sub. Nts., 12/7/46	160,000	182,336
		8,987,833
Consumer Finance—0.7%
American Express Co., 3.125% Sr. Unsec. Nts., 5/20/26	190,000	195,171
Capital One Financial Corp.:
3.75% Sr. Unsec. Nts., 3/9/27	103,000	106,377
3.80% Sr. Unsec. Nts., 1/31/28	91,000	94,090
Discover Bank, 4.65% Sr. Unsec. Nts., 9/13/28	116,000	126,954
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	112,000	115,829
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	252,000	262,613
		901,034
Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	75,000	76,398
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	121,000	125,976
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[3]	300,000	311,544
		513,918
Insurance—2.0%
Aflac, Inc., 4.75% Sr. Unsec. Nts., 1/15/49	106,000	125,367
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	165,000	173,578
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	156,000	166,396
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	67,000	63,794

	Principal Amount	Value
Insurance (Continued)
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	$239,000	$242,680
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	192,000	209,400
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	193,000	202,683
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[3]	193,000	197,011
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	106,000	114,974
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	190,000	198,798
Prudential Financial, Inc.:
4.35% Sr. Unsec. Nts., 2/25/50	125,000	140,516
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	243,000	253,177
Swiss Re Finance Luxembourg SA, 5.00% [H15T5Y+358.2] Sub. Nts., 4/2/49[1,3]	387,000	415,445
		2,503,819
Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
3.00% Sr. Unsec. Nts., 6/15/23	262,000	264,622
4.00% Sr. Unsec. Nts., 6/1/25	168,000	177,191
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	170,000	175,143
VEREIT Operating Partnership LP, 4.625% Sr. Unsec. Nts., 11/1/25	305,000	328,510
		945,466
Health Care—4.0%
Biotechnology—1.1%
AbbVie, Inc.:
3.75% Sr. Unsec. Nts., 11/14/23	312,000	325,513
4.875% Sr. Unsec. Nts., 11/14/48	131,000	138,032
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	89,000	96,708
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	98,000	110,199
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	133,000	151,161
Shire Acquisitions Investments Ireland DAC, 2.40% Sr. Unsec. Nts., 9/23/21	622,000	620,922
		1,442,535
Health Care Equipment & Supplies—0.7%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	165,000	172,490
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	306,000	328,982
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	318,000	323,963
		825,435
Health Care Providers & Services—0.9%
Cigna Corp., 4.125% Sr. Unsec. Nts., 11/15/25[1]	246,000	261,464
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	334,000	331,842
5.05% Sr. Unsec. Nts., 3/25/48	201,000	214,105
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	295,000	315,203
		1,122,614
Life Sciences Tools & Services—0.4%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	312,000	324,480
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	237,000	242,050
		566,530

13      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals—0.9%
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[1]	$313,000	$324,513
Bristol-Myers Squibb Co., 3.40% Sr. Unsec. Nts., 7/26/29[1]	225,000	235,690
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28[1]	137,000	153,060
Mylan NV, 3.15% Sr. Unsec. Nts., 6/15/21	303,000	303,081
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28[1]	159,000	180,171
		1,196,515
Industrials—2.8%
Aerospace & Defense—1.0%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	246,000	257,202
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27	176,000	179,150
L3 Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23	317,000	330,854
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	175,000	203,091
United Technologies Corp.:
3.35% Sr. Unsec. Nts., 8/16/21	77,000	78,717
3.95% Sr. Unsec. Nts., 8/16/25	193,000	208,204
		1,257,218
Building Products—0.2%
Fortune Brands Home & Security, Inc., 4.00% Sr. Unsec. Nts., 9/21/23	297,000	312,695
Electrical Equipment—0.1%
Sensata Technologies BV, 5.00% Sr. Unsec. Nts., 10/1/25[1]	170,000	178,075
Industrial Conglomerates—0.1%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	99,000	100,242
Machinery—0.2%
Ingersoll-Rand Luxembourg Finance SA, 3.80% Sr. Unsec. Nts., 3/21/29	152,000	159,523
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	162,000	164,665
		324,188
Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	198,000	206,088
Road & Rail—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	276,000	275,881
Ryder System, Inc., 3.75% Sr. Unsec. Nts., 6/9/23	314,000	326,850
		602,731
Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	99,000	99,629
3.625% Sr. Unsec. Nts., 4/1/27	106,000	106,596
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	201,000	201,956
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	196,000	210,396
		618,577
Information Technology—3.4%
Communications Equipment—0.2%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	241,000	252,956

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.6%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	$232,000	$230,151
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	308,000	311,028
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	276,400
		817,579
IT Services—0.8%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	241,000	256,513
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	162,000	176,701
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	229,000	235,459
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	190,000	198,550
5.25% Sr. Unsec. Nts., 4/1/25	99,000	106,054
		973,277
Semiconductors & Semiconductor Equipment—1.1%
Broadcom, Inc.:
3.125% Sr. Unsec. Nts., 4/15/211	316,000	318,151
4.25% Sr. Unsec. Nts., 4/15/261	255,000	258,551
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21	316,000	321,733
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	292,000	299,475
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875% Sr. Unsec. Nts., 6/18/26[1]	203,000	208,479
		1,406,389
Software—0.3%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	98,000	104,230
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	158,000	163,135
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	161,000	163,202
		430,567
Technology Hardware, Storage & Peripherals—0.4%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	188,000	214,337
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[1]	317,000	333,899
		548,236
Materials—2.5%
Chemicals—0.9%
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26[1]	207,000	214,789
DowDuPont, Inc., 5.419% Sr. Unsec. Nts., 11/15/48	125,000	152,172
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	126,000	128,900
Nutrien Ltd.:
4.875% Sr. Unsec. Nts., 3/30/20	41,000	41,708
5.00% Sr. Unsec. Nts., 4/1/49	84,000	95,308
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	335,000	341,210
Yara International ASA, 4.75% Sr. Unsec. Nts., 6/1/28[1]	165,000	177,943
		1,152,030
Construction Materials—0.3%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]	193,000	197,825
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	161,000	160,800
		358,625

14      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
Containers & Packaging—0.6%
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	$273,000	$282,951
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	270,000	273,376
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	191,000	196,078
		752,405
Metals & Mining—0.6%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[1]	83,000	84,799
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	285,000	324,059
Steel Dynamics, Inc., 4.125% Sr. Unsec. Nts., 9/15/25	326,000	326,000
		734,858
Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	186,000	189,488
Telecommunication Services—1.9%
Diversified Telecommunication Services—1.7%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	238,000	254,373
4.35% Sr. Unsec. Nts., 6/15/45	126,000	125,631
4.50% Sr. Unsec. Nts., 3/9/48	135,000	138,531
British Telecommunications plc:
4.50% Sr. Unsec. Nts., 12/4/23	201,000	215,190
9.625% Sr. Unsec. Nts., 12/15/30	270,000	406,977
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	149,000	162,420
Telefonica Emisiones SA:
4.103% Sr. Unsec. Nts., 3/8/27	90,000	95,653
5.213% Sr. Unsec. Nts., 3/8/47	79,000	87,134
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	284,000	307,731
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	133,000	138,892
4.522% Sr. Unsec. Nts., 9/15/48	184,000	205,821
		2,138,353
Wireless Telecommunication Services—0.2%
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	313,000	327,887
Utilities—2.2%
Electric Utilities—1.8%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	162,000	173,216
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	65,000	63,661
Edison International, 2.125% Sr. Unsec. Nts., 4/15/20	57,000	56,755
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	219,000	225,773
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	168,000	168,585
Enel Finance International NV, 2.875% Sr. Unsec. Nts., 5/25/22[1]	309,000	311,463
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	152,000	151,970
4.45% Sr. Unsec. Nts., 4/15/46	89,000	94,748
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	175,000	183,714
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	162,000	172,542
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	324,000	326,932

	Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power
Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[1]	$308,000	$318,790
		2,248,149
Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[1]	158,000	164,560
PSEG Power LLC, 3.00% Sr. Unsec. Nts., 6/15/21	16,000	16,170
		180,730
Multi-Utilities—0.3%
CenterPoint Energy, Inc., 4.25% Sr.
Unsec. Nts., 11/1/28	147,000	158,924
Dominion Energy, Inc., 2.715% Jr. Sub.
Nts., 8/15/21[10]	203,000	203,320
		362,244
Total Corporate Bonds and Notes (Cost $55,760,775)		58,291,584
Short-Term Notes—8.1%
Albemarle Corp., 2.586%, 7/8/19[1,13,14]	570,000	569,557
Ameren Corp., 2.627%, 7/8/19[1,13,14]	560,000	559,610
Avery Dennison, 2.564%, 7/10/19[13,14]	570,000	569,532
Bell Canada, Inc., 2.535%, 7/17/19[13,14]	560,000	559,225
Church & Dwight Co, Inc., 2.626%, 7/8/19[1,13,14]	570,000	569,603
Clorox Co. (The), 2.606%, 7/2/19[1,13,14]	560,000	559,852
Duke Energy Corp., 2.544%, 7/2/19[1,13,14]	250,000	249,931
ERAC USA Finance LLC, 2.606%, 7/18/19[1,13,14]	570,000	569,201
General Mills, Inc., 2.514%, 7/8/19[13,14]	250,000	249,826
Harley-Davidson Financial Services, Inc., 2.566%, 7/9/19[13,14]	380,000	379,709
International Paper Co., 2.604%, 7/1/19[1,13,14]	310,000	309,935
Interpublic Group of Cos., Inc. (The), 2.605%, 7/2/19[1,13,14]	250,000	249,931
Marriott International, Inc., 2.586%, 7/23/19[1,13,14]	370,000	369,350
McCormick & Co, Inc., 2.502%, 7/1/19[1,13,14]	250,000	249,945
Mohawk Industries, Inc., 2.686%, 7/1/19[1,13,14]	560,000	559,883
NetApp, Inc., 2.576%, 7/2/19[1,13,14]	500,000	499,861
NextEra Energy Capital Holdings, Inc., 2.586%, 7/11/19[1,13,14]	560,000	559,492
Puget Sound Energy, Inc., 2.615%, 7/11/19[14]	570,000	569,483
Telus Corp., 2.532%, 7/2/19[1,14]	570,000	569,842
TransCanada PipeLines Ltd, 2.607%, 7/24/19[1,13,14]	440,000	439,196
UnitedHealth Group, Inc., 2.536%, 7/15/19[1,13,14]	570,000	569,331
Walgreens Boots Alliance, Inc., 2.606%, 7/24/19[14]	570,000	568,959
Total Short-Term Notes (Cost $10,353,318)		10,351,254

	Shares
Investment Company—16.8%
Invesco Oppenheimer Institutional Government Money Market Fund, Cl. IN, 2.37%[15] (Cost $21,493,442)	21,493,442	21,493,442
Total Investments, at Value (Cost $167,611,699)	132.2%	169,513,146
Net Other Assets (Liabilities)	(32.2)	(41,300,800)
Net Assets	100.0%	$128,212,346

15      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $37,303,448 or 29.10% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $158,642, which represents 0.12% of the Fund’s net assets. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	$158,395	$158,642	$247

3. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,480,554 or 1.93% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $48,588 or 0.04% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1K of the accompanying Notes.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

10. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

12. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $331,440 or 0.26% of the Fund’s net assets at period end.

13. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $8,642,970 or 6.74% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

14. Current yield as of period end.

15. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of June 30, 2019.

Futures Contracts as of June 30, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	9/19/19	26	USD	3,980	$4,045,438	$65,369
United States Treasury Nts., 10 yr.	Buy	9/19/19	54	USD	6,817	6,910,313	93,264
United States Treasury Nts., 2 yr.	Sell	9/30/19	36	USD	7,742	7,746,469	(4,555)
United States Treasury Nts., 5 yr.	Sell	9/30/19	26	USD	3,034	3,072,063	(37,669)
United States Ultra Bonds	Buy	9/19/19	58	USD	9,920	10,298,625	378,139

							$494,548

Over-the-Counter Total Return Swaps at June 30, 2019
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid IG Series 1
Version 1	GSCO-OT	Pay	USD BBA LIBOR	9/26/19	USD	5,189	$(399,169)	$(399,169)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
GSCO-OT	Goldman Sachs Bank USA

Currency abbreviations indicate amounts reporting in currencies

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

16      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Definitions (Continued)

USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2019 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $146,118,257)	$148,019,704
Affiliated companies (cost $21,493,442)	21,493,442
169,513,146
Cash	500,000
Cash used for collateral on futures	392,000
Receivables and other assets:
Investments sold (including $12,436,102 sold on a when-issued or delayed delivery basis)	13,023,795
Interest, dividends and principal paydowns	676,964
Shares of beneficial interest sold	5,796
Variation margin receivable - futures	3,094
Other	107,008
Total assets	184,221,803
Liabilities
Swaps, at value	399,169
Payables and other liabilities:
Investments purchased (including $54,887,060 purchased on a when-issued or delayed delivery basis)	55,317,578
Shares of beneficial interest redeemed	88,816
Trustees’ compensation	47,631
Administration fee	17,836
Variation margin payable - futures	14,125
Distribution and service plan fees	11,075
Shareholder communications	10,843
Management fee	6,300
Transfer and shareholder servicing agent fees	3,143
Other	92,941
Total liabilities	56,009,457
Net Assets	$128,212,346

Composition of Net Assets
Shares of beneficial interest	$128,682,277
Total accumulated loss	(469,931)
Net Assets	$128,212,346

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $73,973,683 and 9,557,769 shares of beneficial interest outstanding)	$7.74
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $54,238,663 and 7,099,376 shares of beneficial interest outstanding)	$7.64

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2019 Unaudited

Investment Income
Interest:
Unaffiliated companies	$2,294,854
Fee income on when-issued securities	139,372
Dividends — affiliated companies	51,103
Total investment income	2,485,329
Expenses
Management fees	371,182
Administration fees	19,301
Distribution and service plan fees — Series II shares	63,722
Transfer and shareholder servicing agent fees:
Series I shares	36,841
Series II shares	25,344
Shareholder communications:
Series I shares	10,614
Series II shares	7,274
Legal, auditing and other professional fees	33,495
Custodian fees and expenses	25,974
Trustees’ compensation	5,975
Borrowing fees	1,537
Other	4,126
Total expenses	605,385
Less reduction to custodian expenses	(608)
Less waivers and reimbursements of expenses	(75,200)
Net expenses	529,577
Net Investment Income	1,955,752
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions (includes net losses from securities sold to affiliates of $4,165)	1,302,723
Futures contracts	1,012,261
Swap contracts	36,519
Net realized gain	2,351,503
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	4,288,098
Futures contracts	87,700
Swap contracts	(399,169)
Net change in unrealized appreciation/(depreciation)	3,976,629
Net Increase in Net Assets Resulting from Operations	$8,283,884

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$1,955,752	$4,078,170
Net realized gain (loss)	2,351,503	(2,608,541)
Net change in unrealized appreciation/(depreciation)	3,976,629	(3,029,473)
Net increase (decrease) in net assets resulting from operations	8,283,884	(1,559,844)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(2,462,939)	(2,617,442)
Series II shares	(1,702,386)	(1,481,742)
Total distributions from distributable earnings	(4,165,325)	(4,099,184)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(3,405,923)	(3,043,103)
Series II shares	6,179,303	(2,488,899)
Total beneficial interest transactions	2,773,380	(5,532,002)
Net Assets
Total increase (decrease)	6,891,939	(11,191,030)
Beginning of period	121,320,407	132,511,437
End of period	$128,212,346	$121,320,407

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.49	$7.83	$7.67	$7.71	$7.96	$7.83
Income (loss) from investment operations:
Net investment income[1]	0.12	0.25	0.19	0.23	0.27	0.30
Net realized and unrealized gain (loss)	0.40	(0.33)	0.16	0.02	(0.19)	0.26
Total from investment operations	0.52	(0.08)	0.35	0.25	0.08	0.56
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.26)	(0.19)	(0.29)	(0.33)	(0.43)
Net asset value, end of period	$7.74	$7.49	$7.83	$7.67	$7.71	$7.96

Total Return, at Net Asset Value[2]	6.90%	(1.02)%	4.59%	3.27%	0.96%	7.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,974	$74,929	$81,481	$83,405	$85,160	$90,757
Average net assets (in thousands)	$73,907	$77,723	$83,239	$87,039	$89,919	$94,336
Ratios to average net assets:[3]
Net investment income	3.25%	3.35%	2.38%	2.96%	3.46%	3.72%
Expenses excluding specific expenses listed below	0.87%	0.87%	0.85%	0.84%	0.82%	0.80%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	0.87%	0.87%	0.85%	0.84%	0.82%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate[6]	36%	64%	86%	79%	73%	127%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	0.87%
Year Ended December 31, 2018	0.87%
Year Ended December 31, 2017	0.85%
Year Ended December 31, 2016	0.85%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$309,131,258	$305,683,016
Year Ended December 31, 2018	$641,318,699	$653,537,737
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Operating Data
Net asset value, beginning of period	$7.39	$7.73	$7.57	$7.61	$7.86	$7.74
Income (loss) from investment operations:
Net investment income[1]	0.11	0.23	0.16	0.21	0.25	0.27
Net realized and unrealized gain (loss)	0.39	(0.33)	0.17	0.02	(0.19)	0.26
Total from investment operations	0.50	(0.10)	0.33	0.23	0.06	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.24)	(0.17)	(0.27)	(0.31)	(0.41)
Net asset value, end of period	$7.64	$7.39	$7.73	$7.57	$7.61	$7.86

Total Return, at Net Asset Value[2]	6.74%	(1.31)%	4.38%	3.05%	0.70%	6.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,239	$46,391	$51,030	$53,350	$52,519	$52,675
Average net assets (in thousands)	$51,396	$47,731	$52,525	$52,738	$54,016	$55,215
Ratios to average net assets:[3]
Net investment income	3.00%	3.10%	2.13%	2.70%	3.21%	3.47%
Expenses excluding specific expenses listed below	1.12%	1.12%	1.10%	1.09%	1.07%	1.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%
Total expenses[5]	1.12%	1.12%	1.10%	1.09%	1.07%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate[6]	36%	64%	86%	79%	73%	127%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2019	1.12%
Year Ended December 31, 2018	1.12%
Year Ended December 31, 2017	1.10%
Year Ended December 31, 2016	1.10%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.05%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 30, 2019	$309,131,258	$305,683,016
Year Ended December 31, 2018	$641,318,699	$653,537,737
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. Total Return Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Invesco Oppenheimer Total Return Bond Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations,

23   INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

E. Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Capital losses will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $3,920,769, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $2,351,503 capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other

24      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$167,627,166
Federal tax cost of other investments	9,941,296

Total federal tax cost	$177,568,462

Gross unrealized appreciation	$4,438,275
Gross unrealized depreciation	(2,456,916)

Net unrealized appreciation	$1,981,359

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class.. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J. Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash

25       INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

K. Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

L. Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll

26      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

M. Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $1 billion	0.60%
Over $1 billion	0.50

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended June 30, 2019, the effective advisory fees incurred by the Fund were 0.60%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $295,210 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.75% and 1.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended June 30, 2019, the Adviser waived advisory fees of $2,218 and reimbursed fund expenses of $42,666 and $30,316 of Series I and Series II shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Series I and Series II shares to 0.75% and 1.00%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended June 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Service II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Service II shares (the “Plan”). The

27      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Service II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended June 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of June 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$17,545,927	$—	$17,545,927
Mortgage-Backed Obligations	—	61,812,068	18,871	61,830,939
Corporate Bonds and Notes	—	58,291,584	—	58,291,584
Short-Term Notes	—	10,351,254	—	10,351,254
Investment Company	21,493,442	—	—	21,493,442
Total Investments, at Value	21,493,442	148,000,833	18,871	169,513,146
Other Financial Instruments:
Futures contracts	536,772	—	—	536,772
Total Assets	$22,030,214	$148,000,833	$18,871	$170,049,918

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(399,169)	$—	$(399,169)
Futures contracts	(42,224)	—	—	(42,224)
Total Liabilities	$(42,224)	$(399,169)	$—	$(441,393)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $239,711 and securities sales of $119,907, which resulted in net realized losses of $4,165. For the period May

28      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

25, 2019 to June 30, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank USA	$(399,169)	$–	$–	$–	$(399,169)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of June 30, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
				Swaps, at value	$399,169
Interest Rate contracts Variation margin receivable		$3,094	*	Variation margin payable	14,125	*
Total		$3,094			$413,294

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Six Months Ended June 30, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$36,519	$36,519
Interest rate contracts	1,012,261	—	1,012,261
Total	$1,012,261	$36,519	$1,048,780

29      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$(399,169)	$(399,169)
Interest rate contracts	87,700	—	87,700
Total	$87,700	$(399,169)	$(311,469)

The table below summarizes the six month average notional value of futures contracts and the four month average notional value of swap contracts outstanding during the period.

	Futures contracts	Swap contracts
Average notional value	$29,502,702	$5,188,809

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $608.

Note 7 - Trustee and Officer Fees and Benefits

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended June 30, 2019 was $36,463,971 and $54,360,887, respectively.

Note 10 - Share Information

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	394,029	$3,038,125	1,820,955	$14,050,401
Dividends and/or distributions reinvested	320,278	2,462,939	353,708	2,617,442
Redeemed	(1,160,150)	(8,906,987)	(2,572,646)	(19,710,946)
Net decrease	(445,843)	$(3,405,923)	(397,983)	$(3,043,103)

30      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Six Months Ended June 30, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series II Shares
Sold	1,602,922	$12,136,902	1,451,512	$10,711,237
Dividends and/or distributions reinvested	224,294	1,702,386	202,701	1,481,742
Redeemed	(1,007,151)	(7,659,985)	(1,978,329)	(14,681,878)

Net increase (decrease)	820,065	$6,179,303	(324,116)	$(2,488,899)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 14% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

Note 11 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 12 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

31      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer V.I. Total Return Bond Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

32      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.         Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and

33      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Unaudited / Continued

reasonable.

34      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF

INVESTMENTS Unaudited

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

35      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

SHAREHOLDER PROXY Unaudited

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer V.I. Total Return Bond Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Total Return Bond Fund/VA into Invesco Oppenheimer Invesco Oppenheimer V.I. Total Return Bond Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	11,729,662	384,609	1,685,025	0

36      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

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ITEM 2.	CODE OF ETHICS.

Not required for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments become effective and supersede the no-action letter on October 3, 2019, 90 days after publication in the Federal Register. In connection with prior independence determinations, PwC communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PwC is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PwC concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Audit Committee of the following matter for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director held a financial interest in investment companies within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, the individual was not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services provided by the individual was not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates and the investments was not material to the net worth of the individual or his respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

Separately, the Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversees.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of August 13, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13. EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 26, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	August 26, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	August 26, 2019